UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2014 through June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Access Funds

June 30, 2015

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

Dear Shareholder,

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment — though not reflected in wage growth — drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

financial crisis. While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

JPMorgan Access Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

U.S. equity markets performed strongly in the latter half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at record highs several times but moved very little overall, remaining closer to flat than any other six month period since reliable recordkeeping began in 1928. Equities in the European Union and Japan came under pressure in late 2014 but benefitted from massive central bank stimulus and attractive relative valuations in 2015.

Demand for U.S. Treasury securities increased in the first half of the twelve month reporting period as economic uncertainty elsewhere drove investors to so-called safe havens. In 2015, U.S. Treasury bonds continued to prove attractive to investors and high-yield debt (also called “junk bonds”) rebounded to outperform investment grade debt securities for the full twelve month reporting period.

Meanwhile, the municipal bond market experienced increased volatility due to extra supply and concerns about Puerto Rico’s debt crisis and a pension crisis in Illinois. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the twelve month reporting period as investors sought to avoid the risk of holding long-term debt ahead of an anticipated increase in interest rates by the U.S. Federal Reserve.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.35%
Barclays U.S. Aggregate Index	1.86%
MSCI World Index (net of foreign withholding taxes)	1.43%
Access Balanced Composite Benchmark	0.09%

Net Assets as of 6/30/2015	$1,052,115,094

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Select Class Shares underperformed both the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, and the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, for the twelve months ended June 30, 2015.

The Fund’s investments in U.S. and emerging market equities, which underperformed fixed income during the reporting period, led to underperformance relative to the Barclays U.S. Aggregate Index. The Fund’s overweight position in emerging market equities, which underperformed U.S. and other developed market equities, led to underperformance versus the MSCI World Index (net of foreign withholding taxes).

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%).

The Fund’s underweight allocation to fixed income was a leading detractor from performance relative to the composite benchmark, particularly the Fund’s underweight position in core fixed income. The Fund’s security selection in equities, particularly in Europe, Australasia and Far East, was the largest positive contributor to performance relative to the composite benchmark.

The Fund’s underweight allocation to alternative strategies also made a positive contribution to performance relative to the composite benchmark, though this was partially offset by security selection in the global macro strategy, which uses a variety of asset classes to seek return from national and international economic and political trends.

To implement these tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), structured products and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period. The Fund’s International Equity strategy and the Emerging Market Equity strategy delivered strong returns, while its Liquid Alternatives strategy struggled.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers continued to favor an overweight to equities, especially U.S. equities. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional allocations may be an important driver of returns. They remain positioned for a continuation of the current economic cycle and remain comfortable with the progression of the U.S. economic expansion and global economic recovery. Within emerging markets, the Fund’s managers tilted toward Asia, through passive investment vehicles and active managers whom they believe are poised to capitalize on market opportunities.

Within fixed income, the Fund’s portfolio managers favored an underweight to core bonds, given their opinion that U.S. interest rates would gradually move higher. This underweight position is balanced by an overweight to high yield debt (also known as junk bonds), which offers a yield cushion.

4	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	SPDR S&P 500 ETF Trust	16.8%
2.	JPMorgan Core Bond Fund, Class R6 Shares	10.3
3.	JPMorgan Core Plus Bond Fund, Class R6 Shares	8.4
4.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	7.8
5.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	7.6
6.	JPMorgan High Yield Fund, Class R6 Shares	5.6
7.	iShares Core S&P Mid Cap ETF	3.5
8.	Marshall Wace UCITS Fund plc - MW TOPS UCITS Fund, Class F Shares (Ireland)	3.1
9.	Societe Generale S.A., Single Equity Index Return Non-Principal Protected Notes, Series 2015-9, Linked to the Performance of the DAX Index, 07/23/15	2.7
10.	Matthews Pacific Tiger Fund, Institutional Class Shares	2.3

PORTFOLIO COMPOSITION BY ASSET CLASS*
U.S. Equity	30.4%
Fixed Income	28.5
International Equity	27.4
Alternative Assets	8.4
Money Market	5.3

*	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Balanced Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
Without Sales Charge		(0.58)%	6.15%	4.83%
With Sales Charge*		(5.03)	5.18	3.99
CLASS C SHARES	January 4, 2010
Without CDSC		(1.09)	5.61	4.32
With CDSC**		(2.09)	5.61	4.32
INSTITUTIONAL CLASS SHARES	September 30, 2009	(0.20)	6.58	5.26
SELECT CLASS SHARES	September 30, 2009	(0.35)	6.42	5.10

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark if, applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (50%), Barclays U.S. Aggregate Index (35%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.57%
MSCI World Index (net of foreign withholding taxes)	1.43%
Barclays U.S. Aggregate Index	1.86%
Access Growth Composite Benchmark	-0.02%

Net Assets as of 6/30/2015	$911,454,472

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund’s Select Class Shares underperformed both the MSCI World Index (net of foreign withholding taxes), its broad based equity benchmark, and the Barclays U.S. Aggregate Index, its broad based fixed income benchmark, for the twelve months ended June 30, 2015.

The Fund’s underperformance versus the Barclays U.S. Aggregate Index was due to Fund investments in emerging market equities, which underperformed fixed income during the reporting period. The underperformance versus the MSCI World Index (net of foreign withholding taxes) was due to overweight positions in emerging market equities and its allocation to fixed income securities, which lagged behind the MSCI World Index (net of foreign withholding taxes).

The Fund underperformed its composite benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%).

The Fund’s fixed income positioning, particularly its underweight position in core fixed income securities, and its underweight position in U.S. large cap equities were leading detractors from performance relative to the composite benchmark. The Fund’s security selection in U.S. mid cap equities and its overweight allocation to emerging market equities also detracted from relative performance.

The Fund’s allocation to alternative investment strategies, particularly its overweight position in equity long/short strategies and its security selection in Europe, Australasia and Far East equities were leading contributors to relative performance.

To implement these tactical asset allocation decisions, the Fund invested in J.P. Morgan Funds, as well as third party investment companies (which may or may not be registered under the Investment Company Act of 1940, as amended), structured products and exchange traded funds. Among the actively managed underlying strategies, excess return was mixed during the reporting period. The Fund’s International Equity strategy and the Emerging Market Equity strategy delivered strong returns, while its Liquid Alternatives strategy struggled.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and liquid alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and liquid alternative assets.

In terms of Fund positioning, the Fund’s portfolio managers continued to favor an overweight to equities, especially U.S. equities. Within equities, they were focused on being tactical and continued to monitor economic data, sentiment, current account deficits, and flows across geographies recognizing that regional allocations may be an important driver of returns. They remain positioned for a continuation of the current economic cycle and remain comfortable with the progression of the U.S. economic expansion and global economic recovery. Within emerging markets, the Fund’s managers tilted toward Asia, through passive investment vehicles and active managers whom they believe are poised to capitalize on market opportunities.

Within fixed income, the Fund’s portfolio managers have favored an underweight to core bonds, given their opinion that U.S. interest rates would gradually move higher. This underweight position is balanced by an overweight to high yield debt (also known as junk bonds), which offers a yield cushion.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

TOP TEN HOLDINGS OF THE PORTFOLIO*
1.	SPDR S&P 500 ETF Trust	22.9%
2.	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	10.4
3.	JPMorgan Global Research Enhanced Index Fund, Select Class Shares	8.9
4.	JPMorgan Core Bond Fund, Class R6 Shares	4.4
5.	iShares MSCI EAFE ETF	4.3
6.	iShares Core S&P Mid Cap ETF	4.3
7.	JPMorgan Core Plus Bond Fund, Class R6 Shares	3.9
8.	Societe Generale S.A., Single Equity Index Return Non-Principal Protected Notes, Series 2015-9, Linked to the Performance of the DAX Index, 07/23/15	3.6
9.	Marshall Wace UCITS Fund plc - MW TOPS UCITS Fund, Class F Shares (Ireland)	3.2
10.	Matthews Pacific Tiger Fund, Institutional Class Shares	2.9

PORTFOLIO COMPOSITION BY ASSET CLASS*
U.S. Equity	41.2%
International Equity	37.5
Fixed Income	8.4
Alternative Assets	8.2
Money Market	4.7

*	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

8	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	September 30, 2009
Without Sales Charge		(0.86)%	7.50%	5.88%
With Sales Charge*		(5.32)	6.51	5.03
CLASS C SHARES	January 4, 2010
Without CDSC		(1.28)	6.98	5.39
With CDSC**		(2.28)	6.98	5.39
INSTITUTIONAL CLASS SHARES	September 30, 2009	(0.41)	7.95	6.31
SELECT CLASS SHARES	September 30, 2009	(0.57)	7.77	6.15

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to its inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than those shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays U.S. Aggregate Index, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark if, applicable. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (net of foreign withholding taxes) (70%), Barclays U.S. Aggregate Index (15%), Citigroup 3-Month Treasury Bill Index (5%), Bloomberg Commodity Index (5%) and HFRX Global Hedge Fund Index (5%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 11.3%
	Consumer Discretionary — 1.8%
	Auto Components — 0.2%
5,700	Aisin Seiki Co., Ltd., (Japan)	242,360
1,008	Autoliv, Inc., (Sweden), SDR	117,694
7,900	BorgWarner, Inc.	449,036
3,800	Denso Corp., (Japan)	189,062
9,069	ElringKlinger AG, (Germany)	243,897
66,994	GKN plc, (United Kingdom)	351,974
2,200	Koito Manufacturing Co., Ltd., (Japan)	85,662
12,700	Sumitomo Rubber Industries Ltd., (Japan)	196,727

		1,876,412

	Automobiles — 0.3%
4,449	Bayerische Motoren Werke AG, (Germany)	487,230
3,530	Daimler AG, (Germany)	321,568
9,300	Honda Motor Co., Ltd., (Japan)	300,575
19,100	Mitsubishi Motors Corp., (Japan)	162,427
46,300	Nissan Motor Co., Ltd., (Japan)	483,694
7,900	Suzuki Motor Corp., (Japan)	266,621
9,400	Toyota Motor Corp., (Japan)	629,022

		2,651,137

	Distributors — 0.1%
5,300	Pool Corp.	371,954

	Diversified Consumer Services — 0.0% (g)
8,200	ServiceMaster Global Holdings, Inc. (a)	296,594

	Hotels, Restaurants & Leisure — 0.1%
24,614	Compass Group plc, (United Kingdom)	407,095
9,280	Greene King plc, (United Kingdom)	123,174
3,500	Wyndham Worldwide Corp.	286,685
108,400	Wynn Macau Ltd., (China)	180,623

		997,577

	Household Durables — 0.1%
5,176	Electrolux AB, (Sweden), Series B	162,180
14,600	Panasonic Corp., (Japan)	199,965
12,383	Persimmon plc, (United Kingdom) (a)	384,195
5,300	Sony Corp., (Japan) (a)	150,503
5,400	Tempur Sealy International, Inc. (a)	355,860

		1,252,703

	Internet & Catalog Retail — 0.1%
133,200	Home Retail Group plc, (United Kingdom)	353,701

	Leisure Products — 0.0% (g)
1,600	Polaris Industries, Inc.	236,976

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 0.4%
2,600	Charter Communications, Inc., Class A (a)	445,250
2,400	CyberAgent, Inc., (Japan)	113,857
10,341	Eutelsat Communications S.A., (France)	334,048
11,983	Informa plc, (United Kingdom)	102,916
23,446	Liberty Global plc, (United Kingdom), Class A (a)	1,267,725
625	Liberty Global plc, (United Kingdom), Series C (a)	31,644
13,900	Markit Ltd., (United Kingdom) (a)	355,423
22,511	SES S.A., (Luxembourg), FDR	756,775
19,363	Sky plc, (United Kingdom)	315,377
33,883	WPP plc, (United Kingdom)	760,544

		4,483,559

	Multiline Retail — 0.1%
4,000	Dollar Tree, Inc. (a)	315,960
4,200	Lojas Renner S.A., (Brazil)	153,459
31,922	Marks & Spencer Group plc, (United Kingdom)	269,292
3,100	Ryohin Keikaku Co., Ltd., (Japan)	601,148

		1,339,859

	Specialty Retail — 0.2%
55,334	Kingfisher plc, (United Kingdom)	301,819
2,125	O’Reilly Automotive, Inc. (a)	480,208
6,400	Ross Stores, Inc.	311,104
11,900	Sally Beauty Holdings, Inc. (a)	375,802
3,800	Tractor Supply Co.	341,772
4,700	Williams-Sonoma, Inc.	386,669
15,146	World Duty Free S.p.A., (Italy) (a)	169,835

		2,367,209

	Textiles, Apparel & Luxury Goods — 0.2%
743,000	China Hongxing Sports Ltd., (China) (a) (i)	—	(h)
13,188	Cie Financiere Richemont S.A., (Switzerland)	1,071,893
10,100	Hanesbrands, Inc.	336,532
1,697	Kering, (France)	303,402
1,124	LVMH Moet Hennessy Louis Vuitton SE, (France)	197,611
9,310	Moncler S.p.A., (Italy)	172,514
59,100	Samsonite International S.A.	204,047
1,600	Swatch Group AG (The), (Switzerland)	120,184

		2,406,183

	Total Consumer Discretionary	18,633,864

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Staples — 0.9%
	Beverages — 0.2%
3,250	Brown-Forman Corp., Class B	325,585
16,680	Diageo plc, (United Kingdom)	483,049
13,700	Kirin Holdings Co., Ltd., (Japan)	188,706
10,271	Pernod-Ricard S.A., (France)	1,187,353

		2,184,693

	Food & Staples Retailing — 0.1%
6,000	FamilyMart Co., Ltd., (Japan)	275,911
72,797	Tesco plc, (United Kingdom)	242,544

		518,455

	Food Products — 0.4%
9,000	Ajinomoto Co., Inc., (Japan)	194,627
6,583	Danone S.A., (France)	426,410
22,730	Nestle S.A., (Switzerland)	1,639,984
29,674	Unilever plc, (United Kingdom)	1,274,177
7,100	WhiteWave Foods Co. (The) (a)	347,048
74,000	Wilmar International Ltd., (Singapore)	180,108

		4,062,354

	Household Products — 0.0% (g)
3,450	Church & Dwight Co., Inc.	279,898
2,500	Reckitt Benckiser Group plc, (United Kingdom)	215,586

		495,484

	Personal Products — 0.1%
7,023	L’Oreal S.A., (France)	1,256,563

	Tobacco — 0.1%
13,394	Imperial Tobacco Group plc, (United Kingdom)	645,085

	Total Consumer Staples	9,162,634

	Energy — 0.4%
	Energy Equipment & Services — 0.1%
3,900	Cameron International Corp. (a)	204,243
62,000	China Oilfield Services Ltd., (China), Class H	98,597
3,800	Oceaneering International, Inc.	177,042
5,299	WorleyParsons Ltd., (Australia)	42,545

		522,427

	Oil, Gas & Consumable Fuels — 0.3%
90,451	Beach Energy Ltd., (Australia)	73,238
11,075	BG Group plc, (United Kingdom)	184,452
21,610	Cenovus Energy, Inc., (Canada)	345,518
4,800	Continental Resources, Inc. (a)	203,472
12,540	Enbridge, Inc., (Canada)	586,438
14,381	Eni S.p.A., (Italy)	255,430

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
17,670	Oil Search Ltd., (Australia)	97,126
5,600	Range Resources Corp.	276,528
11,800	Royal Dutch Shell plc, (Netherlands), Class B, ADR	676,730
19,084	Statoil ASA, (Norway)	341,279
5,495	TOTAL S.A., (France)	269,535
52,600	Tullow Oil plc, (United Kingdom)	281,109

		3,590,855

	Total Energy	4,113,282

	Financials — 2.2%
	Banks — 1.0%
21,795	Australia & New Zealand Banking Group Ltd., (Australia)	540,890
635,426	Bank of China Ltd., (China), Class H	412,380
16,000	Bank of Yokohama Ltd. (The), (Japan)	97,984
2,000	BankUnited, Inc.	71,860
11,939	Barclays plc, (United Kingdom), ADR	196,277
14,265	BNP Paribas S.A., (France)	865,639
86,600	CaixaBank S.A., (Spain)	402,976
11,322	Commerzbank AG, (Germany) (a)	144,736
11,448	Danske Bank A/S, (Denmark)	336,537
48,872	DBS Group Holdings Ltd., (Singapore)	749,875
35,328	DNB ASA, (Norway)	588,339
5,425	HDFC Bank Ltd., (India), ADR	328,375
23,490	HSBC Holdings plc, (United Kingdom)	210,339
41,400	ING Groep N.V., (Netherlands), CVA	687,463
129,660	Intesa Sanpaolo S.p.A., (Italy)	470,859
956,396	Lloyds Banking Group plc, (United Kingdom)	1,283,674
8,000	National Bank of Canada, (Canada)	300,529
20,910	Nordea Bank AB, (Sweden)	260,785
40,641	Royal Bank of Scotland Group plc, (United Kingdom) (a)	224,725
14,600	Standard Chartered plc, (United Kingdom)	233,810
4,600	Sumitomo Mitsui Financial Group, Inc., (Japan)	204,788
85,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	388,841
40,463	Svenska Handelsbanken AB, (Sweden), Class A	590,689
12,898	Swedbank AB, (Sweden), Class A	300,709
21,200	United Overseas Bank Ltd., (Singapore)	362,710

		10,255,789

	Capital Markets — 0.2%
15,700	Apollo Global Management LLC, Class A	347,755

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Capital Markets — continued
3,086	Close Brothers Group plc, (United Kingdom)	74,045
14,344	Credit Suisse Group AG, (Switzerland) (a)	395,715
3,625	Deutsche Bank AG, (Germany)	108,992
14,455	GAM Holding AG, (Switzerland) (a)	303,677
6,600	Invesco Ltd.	247,434
4,260	Julius Baer Group Ltd., (Switzerland) (a)	239,045
6,223	Macquarie Group Ltd., (Australia)	389,905
14,900	Och-Ziff Capital Management Group LLC, Class A	182,078
17,268	UBS Group AG, (Switzerland) (a)	366,366

		2,655,012

	Consumer Finance — 0.0% (g)
10,400	Credit Saison Co., Ltd., (Japan)	222,671

	Diversified Financial Services — 0.1%
40,253	Challenger Ltd., (Australia)	208,655
4,153	London Stock Exchange Group plc, (United Kingdom)	154,494
4,500	McGraw Hill Financial, Inc.	452,025
21,500	Mitsubishi UFJ Lease & Finance Co., Ltd., (Japan)	117,572

		932,746

	Insurance — 0.8%
239,800	AIA Group Ltd., (Hong Kong)	1,567,970
1,509	Allianz SE, (Germany)	235,330
11,400	Assured Guaranty Ltd., (Bermuda)	273,486
53,453	Aviva plc, (United Kingdom)	414,014
25,931	AXA S.A., (France)	657,399
65,650	Direct Line Insurance Group plc, (United Kingdom)	346,536
1,445	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (Germany)	256,190
23,500	Ping An Insurance Group Co. of China Ltd., (China), Class H	317,145
39,089	Prudential plc, (United Kingdom)	942,028
9,333	QBE Insurance Group Ltd., (Australia)	98,277
3,900	RenaissanceRe Holdings Ltd., (Bermuda)	395,889
31,180	RSA Insurance Group plc, (United Kingdom)	194,432
20,337	Sampo OYJ, (Finland), Class A	958,422
12,600	Sony Financial Holdings, Inc., (Japan)	220,611
41,602	Storebrand ASA, (Norway) (a)	171,372
13,500	Sun Life Financial, Inc., (Canada)	450,721
10,100	Tokio Marine Holdings, Inc., (Japan)	420,050

		7,919,872

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 0.0% (g)
58,674	Scentre Group, (Australia)	169,492
1,053	Unibail-Rodamco SE, (France)	267,467

		436,959

	Real Estate Management & Development — 0.1%
38,096	Cheung Kong Property Holdings Ltd., (Hong Kong) (a)	316,011
25,644	Deutsche Wohnen AG, (Germany)	587,912
8,000	Kerry Properties Ltd., (Hong Kong)	31,358
3,000	Mitsui Fudosan Co., Ltd., (Japan)	83,949

		1,019,230

	Total Financials	23,442,279

	Health Care — 1.5%
	Biotechnology — 0.1%
2,922	CSL Ltd., (Australia)	194,799
7,024	Genmab A/S, (Denmark) (a)	610,516
13,581	Grifols S.A., (Preference Shares), (Spain), Class B	422,238
1,800	Medivation, Inc. (a)	205,560
400	United Therapeutics Corp. (a)	69,580

		1,502,693

	Health Care Equipment & Supplies — 0.2%
18,100	Boston Scientific Corp. (a)	320,370
15,744	Elekta AB, (Sweden), Class B	98,758
2,788	Essilor International S.A., (France)	334,004
11,325	GN Store Nord A/S, (Denmark)	233,705
757	Sonova Holding AG, (Switzerland)	102,365
11,300	Sysmex Corp., (Japan)	673,000

		1,762,202

	Health Care Providers & Services — 0.2%
10,800	DaVita HealthCare Partners, Inc. (a)	858,276
13,700	Envision Healthcare Holdings, Inc. (a)	540,876
8,144	Fresenius SE & Co. KGaA, (Germany)	522,897
3,200	Miraca Holdings, Inc., (Japan)	159,886
8,900	Premier, Inc., Class A (a)	342,294

		2,424,229

	Pharmaceuticals — 1.0%
28,000	Astellas Pharma, Inc., (Japan)	398,884
12,380	AstraZeneca plc, (United Kingdom)	783,533
11,202	Bayer AG, (Germany)	1,568,730
7,200	Catalent, Inc. (a)	211,176
4,200	Endo International plc, (Ireland) (a)	334,530
5,800	GlaxoSmithKline plc, (United Kingdom), ADR	241,570

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Pharmaceuticals — continued
19,188	Novartis AG, (Switzerland)	1,887,340
31,684	Novo Nordisk A/S, (Denmark), Class B	1,738,656
7,654	Roche Holding AG, (Switzerland)	2,146,116
6,954	Sanofi, (France)	687,959
1,400	Shire plc, (Ireland), ADR	338,086
7,500	Takeda Pharmaceutical Co., Ltd., (Japan)	362,015

		10,698,595

	Total Health Care	16,387,719

	Industrials — 2.0%
	Aerospace & Defense — 0.3%
6,900	Hexcel Corp.	343,206
3,150	L-3 Communications Holdings, Inc.	357,147
39,413	Meggitt plc, (United Kingdom)	288,611
3,700	Rockwell Collins, Inc.	341,695
28,612	Rolls-Royce Holdings plc, (United Kingdom) (a)	390,818
9,735	Safran S.A., (France)	661,585
925	TransDigm Group, Inc. (a)	207,820
17,091	Zodiac Aerospace, (France)	556,718

		3,147,600

	Airlines — 0.0% (g)
6,350	Ryanair Holdings plc, (Ireland), ADR	453,073

	Building Products — 0.1%
41,868	Assa Abloy AB, (Sweden), Class B	788,199

	Commercial Services & Supplies — 0.2%
57,750	AA plc, (United Kingdom) (a)	336,552
493,000	China Everbright International Ltd., (Hong Kong)	882,962
5,400	Copart, Inc. (a)	191,592
2,425	Stericycle, Inc. (a)	324,732

		1,735,838

	Electrical Equipment — 0.2%
12,352	ABB Ltd., (Switzerland) (a)	258,877
6,100	AMETEK, Inc.	334,158
2,500	Hubbell, Inc., Class B	270,700
5,412	Legrand S.A., (France)	304,598
44,000	Mitsubishi Electric Corp., (Japan)	568,159
4,328	Schneider Electric SE, (France)	299,666
6,200	Sensata Technologies Holding N.V., (Netherlands) (a)	326,988

		2,363,146

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.2%
30,096	CK Hutchison Holdings Ltd., (Hong Kong)	442,471
4,328	DCC plc, (Ireland)	339,879
9,500	Jardine Matheson Holdings Ltd., (Hong Kong)	538,650
10,504	Koninklijke Philips N.V., (Netherlands)	268,088
32,700	Sembcorp Industries Ltd., (Singapore)	94,379
7,314	Siemens AG, (Germany)	739,968

		2,423,435

	Machinery — 0.4%
5,000	FANUC Corp., (Japan)	1,023,078
3,400	Flowserve Corp.	179,044
24,000	IHI Corp., (Japan)	111,748
88,000	Kawasaki Heavy Industries Ltd., (Japan)	410,185
13,000	Kubota Corp., (Japan)	206,133
800	Pall Corp.	99,560
3,700	SMC Corp., (Japan)	1,113,401
10,600	THK Co., Ltd., (Japan)	228,750
3,550	WABCO Holdings, Inc. (a)	439,206

		3,811,105

	Marine — 0.0% (g)
172	AP Moeller - Maersk A/S, (Denmark), Class B	310,983
41,000	Nippon Yusen KK, (Japan)	114,147

		425,130

	Professional Services — 0.3%
3,910	DKSH Holding AG, (Switzerland) (a)	282,610
5,700	Equifax, Inc.	553,413
2,200	IHS, Inc., Class A (a)	282,986
18,400	Nielsen N.V.	823,768
4,000	Recruit Holdings Co., Ltd., (Japan)	121,977
2,200	Towers Watson & Co., Class A	276,760
4,400	Verisk Analytics, Inc., Class A (a)	320,144

		2,661,658

	Road & Rail — 0.1%
8,700	Avis Budget Group, Inc. (a)	383,496
2,465	Canadian National Railway Co., (Canada)	142,354
2,100	Central Japan Railway Co., (Japan)	378,954
4,800	Genesee & Wyoming, Inc., Class A (a)	365,664

		1,270,468

	Trading Companies & Distributors — 0.2%
6,800	AerCap Holdings N.V., (Netherlands) (a)	311,372
8,100	Fastenal Co.	341,658
51,200	Marubeni Corp., (Japan)	293,819

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Trading Companies & Distributors — continued
19,700	Mitsubishi Corp., (Japan)	433,085
21,100	Sumitomo Corp., (Japan)	245,592

		1,625,526

	Total Industrials	20,705,178

	Information Technology — 1.5%
	Communications Equipment — 0.0% (g)
32,643	Alcatel-Lucent, (France) (a)	119,057

	Electronic Equipment, Instruments & Components — 0.4%
2,500	Belden, Inc.	203,075
48,800	Hamamatsu Photonics KK, (Japan)	1,438,972
53,000	Hitachi Ltd., (Japan)	349,140
2,480	Keyence Corp., (Japan)	1,336,663
7,400	Murata Manufacturing Co., Ltd., (Japan)	1,291,414

		4,619,264

	Internet Software & Services — 0.1%
1,903	Alibaba Group Holding Ltd., (China), ADR (a)	156,560
1,600	Baidu, Inc., (China), ADR (a)	318,528
1,625	CoStar Group, Inc. (a)	327,047
8,600	Kakaku.com, Inc., (Japan)	124,431
190	NAVER Corp., (South Korea)	107,851
10,900	Tencent Holdings Ltd., (China)	217,962

		1,252,379

	IT Services — 0.4%
3,675	Alliance Data Systems Corp. (a)	1,072,880
8,400	Amdocs Ltd.	458,556
10,500	Booz Allen Hamilton Holding Corp.	265,020
400	FleetCor Technologies, Inc. (a)	62,424
7,400	Gartner, Inc. (a)	634,772
4,100	Global Payments, Inc.	424,145
16,200	Infosys Ltd., (India), ADR	256,770
9,600	NeuStar, Inc., Class A (a)	280,416
9,900	Vantiv, Inc., Class A (a)	378,081

		3,833,064

	Semiconductors & Semiconductor Equipment — 0.3%
9,463	ASML Holding N.V., (Netherlands)	984,317
3,000	Avago Technologies Ltd., (Singapore)	398,790
4,000	Lam Research Corp.	325,400
2,775	NXP Semiconductors N.V., (Netherlands) (a)	272,505
99,000	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	450,313
21,720	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	493,261
2,500	Tokyo Electron Ltd., (Japan)	158,893

		3,083,479

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 0.3%
10,129	Gemalto N.V., (Netherlands)	905,409
5,300	Oracle Corp., (Japan)	221,570
9,200	Qlik Technologies, Inc. (a)	321,632
3,755	SAP SE, (Germany)	263,137
5,200	SolarWinds, Inc. (a)	239,876
5,600	Solera Holdings, Inc.	249,536
10,900	Trend Micro, Inc., (Japan)	372,853

		2,574,013

	Technology Hardware, Storage & Peripherals — 0.0% (g)
4,400	Canon, Inc., (Japan)	142,729
145	Samsung Electronics Co., Ltd., (South Korea)	164,515
9,700	Wacom Co., Ltd., (Japan)	35,187

		342,431

	Total Information Technology	15,823,687

	Materials — 0.3%
	Chemicals — 0.2%
1,630	Air Liquide S.A., (France)	206,832
35,000	Asahi Kasei Corp., (Japan)	287,090
3,154	BASF SE, (Germany)	277,530
3,550	Ecolab, Inc.	401,398
6,968	Koninklijke DSM N.V., (Netherlands)	404,564
13,000	Tosoh Corp., (Japan)	80,777
5,981	Umicore S.A., (Belgium)	284,017

		1,942,208

	Metals & Mining — 0.1%
8,910	Acerinox S.A., (Spain)	123,333
2,100	Agnico-Eagle Mines Ltd., (Canada)	59,620
11,582	Antofagasta plc, (United Kingdom)	125,362
13,619	BHP Billiton Ltd., (Australia)	277,811
14,451	BHP Billiton plc, (Australia)	284,131
17,096	First Quantum Minerals Ltd., (Canada)	223,521
3,425	Rio Tinto Ltd., (United Kingdom)	141,681
10,035	Rio Tinto plc, (United Kingdom)	412,770
7,399	South32 Ltd., (Australia) (a)	10,219

		1,658,448

	Total Materials	3,600,656

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.2%
17,800	Nippon Telegraph & Telephone Corp., (Japan)	644,641
80,000	Singapore Telecommunications Ltd., (Singapore)	249,658

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Diversified Telecommunication Services — continued
446	Swisscom AG, (Switzerland)	249,959
37,886	Telefonica Deutschland Holding AG, (Germany)	218,252
20,165	Telefonica S.A., (Spain)	287,258
25,390	Telstra Corp., Ltd., (Australia)	120,159

		1,769,927

	Wireless Telecommunication Services — 0.3%
8,600	America Movil S.A.B. de C.V., (Mexico), Class L, ADR	183,266
9,550	SBA Communications Corp., Class A (a)	1,097,964
14,700	SoftBank Corp., (Japan)	865,874
137,000	Vodafone Group plc, (United Kingdom)	499,762
12,081	Vodafone Group plc, (United Kingdom), ADR	440,352

		3,087,218

	Total Telecommunication Services	4,857,145

	Utilities — 0.2%
	Electric Utilities — 0.0% (g)
11,603	SSE plc, (United Kingdom)	280,031

	Multi-Utilities — 0.2%
14,786	E.ON SE, (Germany)	197,164
15,983	GDF Suez, (France)	297,577
85,807	National Grid plc, (United Kingdom)	1,104,407

		1,599,148

	Total Utilities	1,879,179

	Total Common Stocks (Cost $101,458,666)	118,605,623

Exchange Traded Funds — 21.6%
	International Equity — 1.2%
143,100	iShares MSCI All Country Asia ex Japan Index ETF	9,015,300
272,800	iShares MSCI Japan ETF	3,494,568

	Total International Equity	12,509,868

	U.S. Equity — 20.4%
246,500	iShares Core S&P Mid Cap ETF	36,970,070
861,300	SPDR S&P 500 ETF Trust	177,298,605

	Total U.S. Equity	214,268,675

	Total Exchange Traded Funds (Cost $212,159,687)	226,778,543

Exchange Traded Note — 1.2%
	Alternative Assets — 1.2%
439,237	iPath Dow Jones-UBS Commodity Index Total Return (a) (s) (Cost $16,686,101)	12,764,227

SHARES	SECURITY DESCRIPTION	VALUE($)

Alternative Investment — 3.1%
	Alternative Investment Fund — 3.1%
260,481	Marshall Wace UCITS Fund plc - MW TOPS UCITS Fund, Class F Shares (Ireland) (a) (Cost $29,299,363)	33,127,995

Investment Companies — 57.1%
	Alternative Assets — 3.0%
1,380,500	AQR Managed Futures Strategy Fund, Class R6 Shares	14,605,694
2,016,513	John Hancock Funds II - Absolute Return Currency Fund, Class R6 Shares	17,160,523

	Total Alternative Assets	31,766,217

	Fixed Income — 27.5%
9,272,690	JPMorgan Core Bond Fund, Class R6 Shares (b) (m)	108,119,571
10,721,765	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	88,240,124
7,842,958	JPMorgan High Yield Fund, Class R6 Shares (b)	59,292,764
2,185,658	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (b)	22,468,559
1,138,614	JPMorgan Unconstrained Debt Fund, Class R6 Shares (b)	11,226,733

	Total Fixed Income	289,347,751

	International Equity — 13.4%
591,956	Invesco Asia Pacific Growth Fund, Class Y Shares	19,066,898
4,231,387	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	79,719,326
850,277	Matthews Pacific Tiger Fund, Institutional Class Shares	24,428,467
717,295	Oakmark International Fund, Class I Shares (m)	17,631,104

	Total International Equity	140,845,795

	Money Market — 5.3%
56,161,795	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (s)	56,161,795

	U.S. Equity — 7.9%
2,730,193	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	82,479,122

	Total Investment Companies (Cost $576,393,182)	600,600,680

Preferred Stocks — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
2,726	Volkswagen AG, (Preference Shares), (Germany)	632,647

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Preferred Stocks — continued
	Industrials — 0.0% (g)
	Aerospace & Defense — 0.0% (g)
3,896,817	Rolls-Royce Holdings plc, (United Kingdom) (a)	6,123

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
208,640	Telecom Italia S.p.A., (Italy)	212,763

	Total Preferred Stocks (Cost $775,385)	851,533

PRINCIPAL AMOUNT($)
Structured Notes — 5.8%
	International Equity — 3.8%
11,500,000	BNP Paribas S.A., Delta-One Notes, Linked to the Performance of the TOPIX Index, 09/23/15 (a)	11,527,600
26,000,000	Societe Generale S.A., Single Equity Index Return Non-Principal Protected Notes, Series 2015-9, Linked to the Performance of the DAX Index, 07/23/15 (a)	28,174,384

	Total International Equity	39,701,984

	Alternative Assets — 1.0%
10,500,000	Barclays Bank plc, Global Medium-Term Notes Series A, Linked to the Bloomberg Commodity Index Total Return 3 month Forward, 06/22/17 (a) (s)	10,526,261

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — 1.0%
12,000,000	Goldman Sachs Group, Inc., Autocallable Currency-Linked Notes, Linked to the Performance of the Indonesian Rupiah/U.S. Dollar Exchange Rate, maximum return of 24.5%, 11/03/15 (a)	10,941,296

	Total Structured Notes (Cost $60,000,000)	61,169,541

	Total Investments — 100.2% (Cost 996,772,384)	1,053,898,142
	Liabilities in Excess of Other Assets — (0.2)%	(1,783,048)

	NET ASSETS — 100.0%	$1,052,115,094

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	83.0%
France	4.6
Ireland	3.3
United Kingdom	2.7
Japan	1.9
Others (each less than 1.0%)	4.5

100.0

* Percentages indicated are based on total investments as of June 30, 2015.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 14.6%
	Consumer Discretionary — 2.3%
	Auto Components — 0.2%
6,600	Aisin Seiki Co., Ltd., (Japan)	280,627
1,052	Autoliv, Inc., (Sweden), SDR	122,831
10,800	BorgWarner, Inc.	613,872
4,000	Denso Corp., (Japan)	199,012
8,616	ElringKlinger AG, (Germany)	231,714
68,658	GKN plc, (United Kingdom)	360,717
2,200	Koito Manufacturing Co., Ltd., (Japan)	85,662
14,500	Sumitomo Rubber Industries Ltd., (Japan)	224,610

		2,119,045

	Automobiles — 0.3%
4,630	Bayerische Motoren Werke AG, (Germany)	507,052
3,742	Daimler AG, (Germany)	340,880
9,600	Honda Motor Co., Ltd., (Japan)	310,271
19,900	Mitsubishi Motors Corp., (Japan)	169,230
49,100	Nissan Motor Co., Ltd., (Japan)	512,945
8,300	Suzuki Motor Corp., (Japan)	280,121
9,700	Toyota Motor Corp., (Japan)	649,098

		2,769,597

	Distributors — 0.1%
7,200	Pool Corp.	505,296

	Diversified Consumer Services — 0.0% (g)
11,200	ServiceMaster Global Holdings, Inc. (a)	405,104

	Hotels, Restaurants & Leisure — 0.1%
26,370	Compass Group plc, (United Kingdom)	436,137
9,840	Greene King plc, (United Kingdom)	130,608
4,800	Wyndham Worldwide Corp.	393,168
114,400	Wynn Macau Ltd., (China)	190,621

		1,150,534

	Household Durables — 0.2%
5,487	Electrolux AB, (Sweden), Series B	171,925
15,600	Panasonic Corp., (Japan)	213,661
12,616	Persimmon plc, (United Kingdom) (a)	391,423
5,400	Sony Corp., (Japan) (a)	153,343
7,400	Tempur Sealy International, Inc. (a)	487,660

		1,418,012

	Internet & Catalog Retail — 0.0% (g)
118,400	Home Retail Group plc, (United Kingdom)	314,401

	Leisure Products — 0.0% (g)
2,175	Polaris Industries, Inc.	322,139

	Media — 0.6%
3,625	Charter Communications, Inc., Class A (a)	620,781
2,500	CyberAgent, Inc., (Japan)	118,601

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — continued
11,133	Eutelsat Communications S.A., (France)	359,632
13,246	Informa plc, (United Kingdom)	113,763
24,809	Liberty Global plc, (United Kingdom), Class A (a)	1,341,423
605	Liberty Global plc, (United Kingdom), Series C (a)	30,631
18,900	Markit Ltd., (United Kingdom) (a)	483,273
23,873	SES S.A., (Luxembourg), FDR	802,562
19,621	Sky plc, (United Kingdom)	319,580
35,159	WPP plc, (United Kingdom)	789,186

		4,979,432

	Multiline Retail — 0.2%
5,450	Dollar Tree, Inc. (a)	430,496
4,300	Lojas Renner S.A., (Brazil)	157,113
31,767	Marks & Spencer Group plc, (United Kingdom)	267,984
3,300	Ryohin Keikaku Co., Ltd., (Japan)	639,931

		1,495,524

	Specialty Retail — 0.3%
57,282	Kingfisher plc, (United Kingdom)	312,444
2,875	O’Reilly Automotive, Inc. (a)	649,693
8,700	Ross Stores, Inc.	422,907
16,200	Sally Beauty Holdings, Inc. (a)	511,596
5,200	Tractor Supply Co.	467,688
6,400	Williams-Sonoma, Inc.	526,528
15,667	World Duty Free S.p.A., (Italy) (a)	175,677

		3,066,533

	Textiles, Apparel & Luxury Goods — 0.3%
755,000	China Hongxing Sports Ltd., (China) (a) (i)	—	(h)
13,813	Cie Financiere Richemont S.A., (Switzerland)	1,122,692
13,700	Hanesbrands, Inc.	456,484
1,754	Kering, (France)	313,593
1,190	LVMH Moet Hennessy Louis Vuitton SE, (France)	209,215
9,707	Moncler S.p.A., (Italy)	179,870
59,100	Samsonite International S.A.	204,047
1,695	Swatch Group AG (The), (Switzerland)	127,320

		2,613,221

	Total Consumer Discretionary	21,158,838

	Consumer Staples — 1.1%
	Beverages — 0.3%
4,400	Brown-Forman Corp., Class B	440,792
17,695	Diageo plc, (United Kingdom)	512,444
13,700	Kirin Holdings Co., Ltd., (Japan)	188,706
10,822	Pernod-Ricard S.A., (France)	1,251,050

		2,392,992

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Food & Staples Retailing — 0.0% (g)
6,300	FamilyMart Co., Ltd., (Japan)	289,706
74,460	Tesco plc, (United Kingdom)	248,085

		537,791

	Food Products — 0.5%
10,000	Ajinomoto Co., Inc., (Japan)	216,252
6,979	Danone S.A., (France)	452,061
23,536	Nestle S.A., (Switzerland)	1,698,137
31,068	Unilever plc, (United Kingdom)	1,334,034
9,700	WhiteWave Foods Co. (The) (a)	474,136
79,000	Wilmar International Ltd., (Singapore)	192,277

		4,366,897

	Household Products — 0.1%
4,700	Church & Dwight Co., Inc.	381,311
2,600	Reckitt Benckiser Group plc, (United Kingdom)	224,209

		605,520

	Personal Products — 0.1%
7,398	L’Oreal S.A., (France)	1,323,658

	Tobacco — 0.1%
14,194	Imperial Tobacco Group plc, (United Kingdom)	683,615

	Total Consumer Staples	9,910,473

	Energy — 0.5%
	Energy Equipment & Services — 0.1%
5,300	Cameron International Corp. (a)	277,561
68,000	China Oilfield Services Ltd., (China), Class H	108,139
5,100	Oceaneering International, Inc.	237,609
5,593	WorleyParsons Ltd., (Australia)	44,905

		668,214

	Oil, Gas & Consumable Fuels — 0.4%
94,830	Beach Energy Ltd., (Australia)	76,783
11,745	BG Group plc, (United Kingdom)	195,611
22,930	Cenovus Energy, Inc., (Canada)	366,623
6,600	Continental Resources, Inc. (a)	279,774
13,295	Enbridge, Inc., (Canada)	621,746
14,934	Eni S.p.A., (Italy)	265,252
18,730	Oil Search Ltd., (Australia)	102,953
7,600	Range Resources Corp.	375,288
12,300	Royal Dutch Shell plc, (Netherlands), Class B, ADR	705,405
20,281	Statoil ASA, (Norway)	362,685
5,840	TOTAL S.A., (France)	286,458
55,800	Tullow Oil plc, (United Kingdom)	298,211

		3,936,789

	Total Energy	4,605,003

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 2.8%
	Banks — 1.2%
22,687	Australia & New Zealand Banking Group Ltd., (Australia)	563,027
675,416	Bank of China Ltd., (China), Class H	438,332
16,000	Bank of Yokohama Ltd. (The), (Japan)	97,984
2,700	BankUnited, Inc.	97,011
12,946	Barclays plc, (United Kingdom), ADR	212,832
14,976	BNP Paribas S.A., (France)	908,785
85,925	CaixaBank S.A., (Spain)	399,835
12,032	Commerzbank AG, (Germany) (a)	153,812
11,865	Danske Bank A/S, (Denmark)	348,795
51,572	DBS Group Holdings Ltd., (Singapore)	791,303
37,067	DNB ASA, (Norway)	617,300
5,750	HDFC Bank Ltd., (India), ADR	348,048
26,357	HSBC Holdings plc, (United Kingdom)	236,012
43,273	ING Groep N.V., (Netherlands), CVA	718,565
135,059	Intesa Sanpaolo S.p.A., (Italy)	490,465
1,019,366	Lloyds Banking Group plc, (United Kingdom)	1,368,192
8,300	National Bank of Canada, (Canada)	311,798
21,792	Nordea Bank AB, (Sweden)	271,785
42,171	Royal Bank of Scotland Group plc, (United Kingdom) (a)	233,185
15,150	Standard Chartered plc, (United Kingdom)	242,618
4,900	Sumitomo Mitsui Financial Group, Inc., (Japan)	218,144
85,000	Sumitomo Mitsui Trust Holdings, Inc., (Japan)	388,841
41,911	Svenska Handelsbanken AB, (Sweden), Class A	611,827
13,429	Swedbank AB, (Sweden), Class A	313,089
22,100	United Overseas Bank Ltd., (Singapore)	378,108

		10,759,693

	Capital Markets — 0.4%
21,500	Apollo Global Management LLC, Class A	476,225
2,827	Close Brothers Group plc, (United Kingdom)	67,831
15,007	Credit Suisse Group AG, (Switzerland) (a)	414,005
3,775	Deutsche Bank AG, (Germany)	113,502
15,249	GAM Holding AG, (Switzerland) (a)	320,358
9,100	Invesco Ltd.	341,159
4,525	Julius Baer Group Ltd., (Switzerland) (a)	253,916
6,431	Macquarie Group Ltd., (Australia)	402,937
20,300	Och-Ziff Capital Management Group LLC, Class A	248,066
17,399	UBS Group AG, (Switzerland) (a)	369,145

		3,007,144

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Finance — 0.0% (g)
10,800	Credit Saison Co., Ltd., (Japan)	231,235

	Diversified Financial Services — 0.1%
41,940	Challenger Ltd., (Australia)	217,400
4,464	London Stock Exchange Group plc, (United Kingdom)	166,064
6,100	McGraw Hill Financial, Inc.	612,745
22,400	Mitsubishi UFJ Lease & Finance Co., Ltd., (Japan)	122,493

		1,118,702

	Insurance — 0.9%
250,000	AIA Group Ltd., (Hong Kong)	1,634,665
1,611	Allianz SE, (Germany)	251,237
15,600	Assured Guaranty Ltd., (Bermuda)	374,244
55,706	Aviva plc, (United Kingdom)	431,464
26,876	AXA S.A., (France)	681,356
67,429	Direct Line Insurance Group plc, (United Kingdom)	355,928
1,501	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, (Germany)	266,119
24,500	Ping An Insurance Group Co. of China Ltd., (China), Class H	330,640
41,025	Prudential plc, (United Kingdom)	988,684
10,182	QBE Insurance Group Ltd., (Australia)	107,218
5,300	RenaissanceRe Holdings Ltd., (Bermuda)	538,003
30,958	RSA Insurance Group plc, (United Kingdom)	193,048
21,602	Sampo OYJ, (Finland), Class A	1,018,037
12,000	Sony Financial Holdings, Inc., (Japan)	210,106
44,403	Storebrand ASA, (Norway) (a)	182,910
14,000	Sun Life Financial, Inc., (Canada)	467,414
10,500	Tokio Marine Holdings, Inc., (Japan)	436,686

		8,467,759

	Real Estate Investment Trusts (REITs) — 0.1%
58,671	Scentre Group, (Australia)	169,483
1,097	Unibail-Rodamco SE, (France)	278,644

		448,127

	Real Estate Management & Development — 0.1%
39,964	Cheung Kong Property Holdings Ltd., (Hong Kong) (a)	331,506
27,181	Deutsche Wohnen AG, (Germany)	623,149
7,500	Kerry Properties Ltd., (Hong Kong)	29,399
4,000	Mitsui Fudosan Co., Ltd., (Japan)	111,932

		1,095,986

	Total Financials	25,128,646

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 2.0%
	Biotechnology — 0.2%
3,288	CSL Ltd., (Australia)	219,199
7,446	Genmab A/S, (Denmark) (a)	647,196
14,399	Grifols S.A., (Preference Shares), (Spain), Class B	447,669
2,500	Medivation, Inc. (a)	285,500
550	United Therapeutics Corp. (a)	95,673

		1,695,237

	Health Care Equipment & Supplies — 0.2%
24,600	Boston Scientific Corp. (a)	435,420
16,427	Elekta AB, (Sweden), Class B	103,042
2,850	Essilor International S.A., (France)	341,432
11,752	GN Store Nord A/S, (Denmark)	242,517
789	Sonova Holding AG, (Switzerland)	106,692
12,000	Sysmex Corp., (Japan)	714,690

		1,943,793

	Health Care Providers & Services — 0.3%
14,700	DaVita HealthCare Partners, Inc. (a)	1,168,209
18,800	Envision Healthcare Holdings, Inc. (a)	742,224
8,497	Fresenius SE & Co. KGaA, (Germany)	545,562
3,200	Miraca Holdings, Inc., (Japan)	159,885
12,100	Premier, Inc., Class A (a)	465,366

		3,081,246

	Pharmaceuticals — 1.3%
29,200	Astellas Pharma, Inc., (Japan)	415,979
13,125	AstraZeneca plc, (United Kingdom)	830,684
11,750	Bayer AG, (Germany)	1,645,472
9,800	Catalent, Inc. (a)	287,434
5,800	Endo International plc, (Ireland) (a)	461,970
6,400	GlaxoSmithKline plc, (United Kingdom), ADR	266,560
20,163	Novartis AG, (Switzerland)	1,983,242
33,539	Novo Nordisk A/S, (Denmark), Class B	1,840,450
8,057	Roche Holding AG, (Switzerland)	2,259,114
7,247	Sanofi, (France)	716,945
1,400	Shire plc, (Ireland), ADR	338,086
7,700	Takeda Pharmaceutical Co., Ltd., (Japan)	371,669

		11,417,605

	Total Health Care	18,137,881

	Industrials — 2.7%
	Aerospace & Defense — 0.4%
9,450	Hexcel Corp.	470,043
4,300	L-3 Communications Holdings, Inc.	487,534
40,270	Meggitt plc, (United Kingdom)	294,886

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Aerospace & Defense — continued
5,000	Rockwell Collins, Inc.	461,750
28,918	Rolls-Royce Holdings plc, (United Kingdom) (a)	394,998
10,321	Safran S.A., (France)	701,409
1,275	TransDigm Group, Inc. (a)	286,454
18,149	Zodiac Aerospace, (France)	591,182

		3,688,256

	Airlines — 0.1%
8,700	Ryanair Holdings plc, (Ireland), ADR	620,745

	Building Products — 0.1%
44,388	Assa Abloy AB, (Sweden), Class B	835,640

	Commercial Services & Supplies — 0.2%
61,359	AA plc, (United Kingdom) (a)	357,584
523,000	China Everbright International Ltd., (Hong Kong)	936,692
7,400	Copart, Inc. (a)	262,552
3,250	Stericycle, Inc. (a)	435,208

		1,992,036

	Electrical Equipment — 0.3%
12,927	ABB Ltd., (Switzerland) (a)	270,928
8,300	AMETEK, Inc.	454,674
3,400	Hubbell, Inc., Class B	368,152
5,647	Legrand S.A., (France)	317,824
46,000	Mitsubishi Electric Corp., (Japan)	593,984
4,491	Schneider Electric SE, (France)	310,953
8,500	Sensata Technologies Holding N.V., (Netherlands) (a)	448,290

		2,764,805

	Industrial Conglomerates — 0.3%
31,464	CK Hutchison Holdings Ltd., (Hong Kong)	462,583
4,506	DCC plc, (Ireland)	353,857
10,100	Jardine Matheson Holdings Ltd., (Hong Kong)	572,670
10,946	Koninklijke Philips N.V., (Netherlands)	279,369
33,000	Sembcorp Industries Ltd., (Singapore)	95,246
7,698	Siemens AG, (Germany)	778,818

		2,542,543

	Machinery — 0.5%
5,300	FANUC Corp., (Japan)	1,084,463
4,700	Flowserve Corp.	247,502
26,000	IHI Corp., (Japan)	121,060
93,000	Kawasaki Heavy Industries Ltd., (Japan)	433,491
10,000	Kubota Corp., (Japan)	158,564
1,000	Pall Corp.	124,450

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
3,900	SMC Corp., (Japan)	1,173,585
11,100	THK Co., Ltd., (Japan)	239,540
4,950	WABCO Holdings, Inc. (a)	612,414

		4,195,069

	Marine — 0.0% (g)
179	AP Moeller - Maersk A/S, (Denmark), Class B	323,639
31,000	Nippon Yusen KK, (Japan)	86,306

		409,945

	Professional Services — 0.4%
3,776	DKSH Holding AG, (Switzerland) (a)	272,924
7,800	Equifax, Inc.	757,302
2,900	IHS, Inc., Class A (a)	373,027
25,100	Nielsen N.V.	1,123,727
5,100	Recruit Holdings Co., Ltd., (Japan)	155,521
3,100	Towers Watson & Co., Class A	389,980
6,000	Verisk Analytics, Inc., Class A (a)	436,560

		3,509,041

	Road & Rail — 0.2%
11,900	Avis Budget Group, Inc. (a)	524,552
2,615	Canadian National Railway Co., (Canada)	151,016
2,200	Central Japan Railway Co., (Japan)	397,000
6,500	Genesee & Wyoming, Inc., Class A (a)	495,170

		1,567,738

	Trading Companies & Distributors — 0.2%
9,200	AerCap Holdings N.V., (Netherlands) (a)	421,268
11,000	Fastenal Co.	463,980
54,300	Marubeni Corp., (Japan)	311,609
20,700	Mitsubishi Corp., (Japan)	455,069
22,000	Sumitomo Corp., (Japan)	256,067

		1,907,993

	Total Industrials	24,033,811

	Information Technology — 2.0%
	Communications Equipment — 0.0% (g)
33,833	Alcatel-Lucent, (France) (a)	123,397

	Electronic Equipment, Instruments & Components — 0.5%
3,400	Belden, Inc.	276,182
51,300	Hamamatsu Photonics KK, (Japan)	1,512,690
56,000	Hitachi Ltd., (Japan)	368,903
2,640	Keyence Corp., (Japan)	1,422,899
7,900	Murata Manufacturing Co., Ltd., (Japan)	1,378,672

		4,959,346

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — 0.2%
2,055	Alibaba Group Holding Ltd., (China), ADR (a)	169,065
1,700	Baidu, Inc., (China), ADR (a)	338,436
2,200	CoStar Group, Inc. (a)	442,772
9,000	Kakaku.com, Inc., (Japan)	130,218
189	NAVER Corp., (South Korea)	107,283
10,800	Tencent Holdings Ltd., (China)	215,963

		1,403,737

	IT Services — 0.6%
4,925	Alliance Data Systems Corp. (a)	1,437,804
11,400	Amdocs Ltd.	622,326
14,400	Booz Allen Hamilton Holding Corp.	363,456
500	FleetCor Technologies, Inc. (a)	78,030
10,100	Gartner, Inc. (a)	866,378
5,600	Global Payments, Inc.	579,320
16,600	Infosys Ltd., (India), ADR	263,110
13,200	NeuStar, Inc., Class A (a)	385,572
13,600	Vantiv, Inc., Class A (a)	519,384

		5,115,380

	Semiconductors & Semiconductor Equipment — 0.4%
9,991	ASML Holding N.V., (Netherlands)	1,039,238
3,200	Avago Technologies Ltd., (Singapore)	425,376
5,350	Lam Research Corp.	435,223
3,700	NXP Semiconductors N.V., (Netherlands) (a)	363,340
104,000	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan)	473,056
23,025	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	522,898
2,700	Tokyo Electron Ltd., (Japan)	171,604

		3,430,735

	Software — 0.3%
10,756	Gemalto N.V., (Netherlands)	961,455
5,600	Oracle Corp., (Japan)	234,112
12,500	Qlik Technologies, Inc. (a)	437,000
3,985	SAP SE, (Germany)	279,254
7,100	SolarWinds, Inc. (a)	327,523
7,600	Solera Holdings, Inc.	338,656
11,200	Trend Micro, Inc., (Japan)	383,115

		2,961,115

	Technology Hardware, Storage & Peripherals — 0.0% (g)
4,500	Canon, Inc., (Japan)	145,973
151	Samsung Electronics Co., Ltd., (South Korea)	171,322
10,000	Wacom Co., Ltd., (Japan)	36,276

		353,571

	Total Information Technology	18,347,281

SHARES	SECURITY DESCRIPTION	VALUE($)

	Materials — 0.4%
	Chemicals — 0.2%
1,729	Air Liquide S.A., (France)	219,394
37,000	Asahi Kasei Corp., (Japan)	303,496
3,292	BASF SE, (Germany)	289,673
4,800	Ecolab, Inc.	542,736
7,400	Koninklijke DSM N.V., (Netherlands)	429,646
11,000	Tosoh Corp., (Japan)	68,349
6,212	Umicore S.A., (Belgium)	294,986

		2,148,280

	Metals & Mining — 0.2%
9,296	Acerinox S.A., (Spain)	128,676
2,200	Agnico-Eagle Mines Ltd., (Canada)	62,460
12,213	Antofagasta plc, (United Kingdom)	132,192
14,987	BHP Billiton Ltd., (Australia)	305,717
15,437	BHP Billiton plc, (Australia)	303,518
18,120	First Quantum Minerals Ltd., (Canada)	236,909
3,614	Rio Tinto Ltd., (United Kingdom)	149,499
10,635	Rio Tinto plc, (United Kingdom)	437,449
8,384	South32 Ltd., (Australia) (a)	11,579

		1,767,999

	Total Materials	3,916,279

	Telecommunication Services — 0.6%
	Diversified Telecommunication Services — 0.2%
19,000	Nippon Telegraph & Telephone Corp., (Japan)	688,099
96,000	Singapore Telecommunications Ltd., (Singapore)	299,589
490	Swisscom AG, (Switzerland)	274,619
40,225	Telefonica Deutschland Holding AG, (Germany)	231,727
21,204	Telefonica S.A., (Spain)	302,060
27,758	Telstra Corp., Ltd., (Australia)	131,366

		1,927,460

	Wireless Telecommunication Services — 0.4%
9,300	America Movil S.A.B. de C.V., (Mexico), Class L, ADR	198,183
12,950	SBA Communications Corp., Class A (a)	1,488,861
15,600	SoftBank Corp., (Japan)	918,887
161,960	Vodafone Group plc, (United Kingdom)	590,813
12,800	Vodafone Group plc, (United Kingdom), ADR	466,560

		3,663,304

	Total Telecommunication Services	5,590,764

	Utilities — 0.2%
	Electric Utilities — 0.0% (g)
11,936	SSE plc, (United Kingdom)	288,068

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Multi-Utilities — 0.2%
15,291	E.ON SE, (Germany)	203,897
16,603	GDF Suez, (France)	309,121
89,656	National Grid plc, (United Kingdom)	1,153,947

		1,666,965

	Total Utilities	1,955,033

	Total Common Stocks (Cost $114,425,224)	132,784,009

Exchange Traded Funds — 34.0%
	International Equity — 6.8%
283,400	iShares MSCI All Country Asia ex Japan Index ETF	17,854,200
620,800	iShares MSCI EAFE ETF	39,414,592
389,700	iShares MSCI Japan ETF	4,992,057

	Total International Equity	62,260,849

	U.S. Equity — 27.2%
260,800	iShares Core S&P Mid Cap ETF	39,114,784
1,013,300	SPDR S&P 500 ETF Trust	208,587,805

	Total U.S. Equity	247,702,589

	Total Exchange Traded Funds (Cost $293,591,840)	309,963,438

Exchange Traded Note — 1.1%
	Alternative Assets — 1.1%
337,778	iPath Dow Jones-UBS Commodity Index Total Return (a) (s) (Cost $12,802,186)	9,815,829

Alternative Investment — 3.1%
	Alternative Assets — 3.1%
226,909	Marshall Wace UCITS Fund plc - MW TOPS UCITS Fund, Class F Shares (Ireland) (a) (Cost $25,532,908)	28,858,340

Investment Companies — 41.3%
	Alternative Assets — 2.9%
1,207,938	AQR Managed Futures Strategy Fund, Class R6 Shares	12,779,983
1,631,615	John Hancock Funds II - Absolute Return Currency Fund, Class R6 Shares	13,885,043

	Total Alternative Assets	26,665,026

	Fixed Income — 8.4%
3,457,096	JPMorgan Core Bond Fund, Class R6 Shares (b) (m)	40,309,741
4,371,575	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	35,978,064

	Total Fixed Income	76,287,805

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 14.9%
577,114	Invesco Asia Pacific Growth Fund, Class Y Shares	18,588,826
4,321,972	JPMorgan Global Research Enhanced Index Fund, Select Class Shares (b)	81,425,945
923,812	Matthews Pacific Tiger Fund, Institutional Class Shares	26,541,128
363,308	Oakmark International Fund, Class I Shares (m)	8,930,099

	Total International Equity	135,485,998

	Money Market — 4.7%
42,642,114	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (s)	42,642,114

	U.S. Equity — 10.4%
3,148,264	JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares (b)	95,109,061

	Total Investment Companies (Cost $344,210,473)	376,190,004

Preferred Stocks — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
2,968	Volkswagen AG, (Preference Shares), (Germany)	688,810

	Industrials — 0.0% (g)
	Aerospace & Defense — 0.0% (g)
4,204,761	Rolls-Royce Holdings plc, (United Kingdom) (a)	6,607

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
216,249	Telecom Italia S.p.A., (Italy)	220,522

	Total Preferred Stocks (Cost $830,990)	915,939

PRINCIPAL AMOUNT($)
Structured Notes — 5.7%
	Alternative Assets — 1.1%
9,900,000	Barclays Bank plc, Global Medium-Term Notes Series A, Linked to the Bloomberg Commodity Index Total Return 3 month Forward, 06/22/17 (a) (s)	9,924,760

	International Equity — 4.6%
9,970,000	BNP Paribas S.A., Delta-One Notes, Linked to the Performance of the TOPIX Index, 09/23/15 (a)	9,993,928

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Structured Notes — continued
	International Equity — continued
30,000,000	Societe Generale S.A., Single Equity Index Return Non-Principal Protected Notes, Series 2015-9, Linked to the Performance of the DAX Index, 07/23/15 (a)	32,508,904

	Total International Equity	42,502,832

	Total Structured Notes (Cost $49,870,000)	52,427,592

	Total Investments — 99.9% (Cost 841,263,621)	910,955,151
	Other Assets in Excess of Liabilities — 0.1%	499,321

	NET ASSETS — 100.0%	$911,454,472

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	80.0%
France	5.7
Ireland	3.4
United Kingdom	3.1
Japan	2.3
Switzerland	1.1
Others (each less than 1.0%)	4.4

*	Percentages indicated are based on total investments as of June 30, 2015.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	23

JPMorgan Access Funds

NOTES TO CONSOLIDATED SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

ADR	— American Depositary Receipt
CVA	— Dutch Certification
ETF	— Exchange Traded Fund
FDR	— Fiduciary Depository Receipt
MSCI	— Morgan Stanley Capital International
SDR	— Swedish Depository Receipt
SPDR	— Standard & Poor’s Depositary Receipts
UCITS	— Undertakings for Collective Investment in Transferable Securities

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than $1.
(i)	— Security has been deemed illiquid and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2015.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(s)	— All or a portion of the position is held by the Subsidiary.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Consolidated Financial Statements are as follows:

Fund	Fund Value	Percentage
Access Balanced Fund	$84,766,550	8.0%
Access Growth Fund	88,956,678	9.8

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC‘s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	25

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$546,190,148	$615,490,226
Investments in affiliates, at value	507,707,994	295,464,925

Total investment securities, at value	1,053,898,142	910,955,151
Foreign currency, at value	101,539	107,315
Receivables:
Investment securities sold	219,362	278,784
Fund shares sold	2,478,800	1,425,257
Dividends from non-affiliates	1,171,664	2,121,960
Dividends from affiliates	3,002	2,024
Tax reclaims	190,129	202,343

Total Assets	1,058,062,638	915,092,834

LIABILITIES:
Payables:
Due to custodian	22	20
Distributions	4,211,352	2,505,110
Investment securities purchased	261,821	272,261
Fund shares redeemed	772,925	161,572
Accrued liabilities:
Investment advisory fees	313,159	307,215
Administration fees	74,061	64,167
Shareholder servicing fees	109,039	103,204
Distribution fees	4,749	6,172
Custodian and accounting fees	85,897	101,057
Trustees’ and Chief Compliance Officer’s fees	526	302
Other	113,993	117,282

Total Liabilities	5,947,544	3,638,362

Net Assets	$1,052,115,094	$911,454,472

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid-in-Capital	$969,513,264	$821,143,782
Accumulated undistributed (distributions in excess of) net investment income	219,990	(619,339)
Accumulated net realized gains (losses)	25,264,550	21,248,309
Net unrealized appreciation (depreciation)	57,117,290	69,681,720

Total Net Assets	$1,052,115,094	$911,454,472

Net Assets:
Class A	$1,940,818	$6,468,814
Class C	6,922,123	7,483,257
Institutional Class	699,091,716	480,555,232
Select Class	344,160,437	416,947,169

Total	$1,052,115,094	$911,454,472

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	118,870	375,574
Class C	425,981	439,220
Institutional Class	42,795,123	27,827,745
Select Class	21,053,179	24,149,678

Net Asset Value (a):
Class A — Redemption price per share	$16.33	$17.22
Class C — Offering price per share (b)	16.25	17.04
Institutional Class — Offering and redemption price per share	16.34	17.27
Select Class — Offering and redemption price per share	16.35	17.27
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.10	$18.03

Cost of investments in non-affiliates	$510,941,760	$575,599,925
Cost of investments in affiliates	485,830,624	265,663,696
Cost of foreign currency	100,954	106,685

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	27

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$8,096,468	$10,033,853
Dividend income from affiliates	13,000,581	6,172,706
Interest income from non-affiliates	42	75
Interest income from affiliates	106	97
Foreign taxes withheld	(230,729)	(242,771)

Total investment income	20,866,468	15,963,960

EXPENSES:
Investment advisory fees	11,253,284	9,802,556
Administration fees	996,406	867,353
Distribution fees:
Class A	6,717	25,511
Class C	69,608	91,636
Shareholder servicing fees:
Class A	6,717	25,511
Class C	23,203	30,546
Institutional Class	755,193	505,309
Select Class	1,005,994	1,226,448
Custodian and accounting fees	212,186	281,482
Interest expense to affiliates	75	113
Professional fees	131,820	120,328
Trustees’ and Chief Compliance Officer’s fees	21,414	19,594
Printing and mailing costs	29,818	31,812
Registration and filing fees	71,382	93,856
Transfer agent fees	13,084	20,556
Other	38,296	40,959

Total expenses	14,635,197	13,183,570

Less fees waived	(5,722,372)	(4,685,555)
Less earnings credits	(344)	(288)

Net expenses	8,912,481	8,497,727

Net investment income (loss)	11,953,987	7,466,233

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	25,331,452	23,450,384
Investment in affiliates	1,263,997	2,331,310
Foreign currency transactions	28,536	45,487

Net realized gains (losses)	26,623,985	25,827,181

Distributions of capital gains received from investment company non-affiliates	2,645,196	2,630,655
Distributions of capital gains received from investment company affiliates	8,462,828	7,419,916

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(37,316,914)	(39,589,413)
Investments in affiliates	(17,218,285)	(11,511,948)
Foreign currency translations	(15,347)	(17,386)

Change in net unrealized appreciation/depreciation	(54,550,546)	(51,118,747)

Net realized/unrealized gains (losses)	(16,818,537)	(15,240,995)

Change in net assets resulting from operations	$(4,864,550)	$(7,774,762)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$11,953,987	$14,848,826	$7,466,233	$8,088,371
Net realized gain (loss)	26,623,985	56,829,025	25,827,181	70,298,144
Distributions of capital gains received from investment company non-affiliates	2,645,196	1,722,497	2,630,655	1,488,715
Distributions of capital gains received from investment company affiliates	8,462,828	7,362,875	7,419,916	5,646,689
Change in net unrealized appreciation/depreciation	(54,550,546)	58,296,164	(51,118,747)	58,807,086

Change in net assets resulting from operations	(4,864,550)	139,059,387	(7,774,762)	144,329,005

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(25,479)	(34,633)	(76,696)	(100,933)
From net realized gains	(152,230)	(119,450)	(741,291)	(505,631)
Class C
From net investment income	(50,677)	(86,074)	(61,724)	(63,289)
From net realized gains	(505,397)	(492,014)	(854,065)	(687,721)
Institutional Class
From net investment income	(9,866,874)	(9,688,912)	(4,981,575)	(5,193,997)
From net realized gains	(38,656,220)	(28,215,371)	(31,506,889)	(20,429,511)
Select Class
From net investment income	(4,663,669)	(7,107,253)	(4,334,684)	(5,666,054)
From net realized gains	(21,235,980)	(14,396,446)	(31,332,063)	(18,682,279)

Total distributions to shareholders	(75,156,526)	(60,140,153)	(73,888,987)	(51,329,415)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(143,581,664)	78,059,608	(127,063,180)	132,402,105

NET ASSETS:
Change in net assets	(223,602,740)	156,978,842	(208,726,929)	225,401,695
Beginning of period	1,275,717,834	1,118,738,992	1,120,181,401	894,779,706

End of period	$1,052,115,094	$1,275,717,834	$911,454,472	$1,120,181,401

Accumulated undistributed (distributed in excess of) net investment income	$219,990	$697,931	$(619,339)	$(392,727)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	29

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$323,223	$230,359	$503,673	$2,180,184
Distributions reinvested	177,709	154,083	817,987	606,564
Cost of shares redeemed	(1,473,563)	(1,547,658)	(7,007,460)	(2,326,534)

Change in net assets resulting from Class A capital transactions	$(972,631)	$(1,163,216)	$(5,685,800)	$460,214

Class C
Proceeds from shares issued	$140,846	$406,196	$187,133	$946,969
Distributions reinvested	556,074	578,088	915,789	751,010
Cost of shares redeemed	(4,790,321)	(9,083,876)	(7,859,285)	(8,324,186)

Change in net assets resulting from Class C capital transactions	$(4,093,401)	$(8,099,592)	$(6,756,363)	$(6,626,207)

Institutional Class
Proceeds from shares issued	$102,136,520	$771,656,426	$83,277,192	$500,582,375
Distributions reinvested	237,801	15,852	409,041	16,355
Cost of shares redeemed	(168,842,013)	(90,685,467)	(105,874,117)	(59,692,091)

Change in net assets resulting from Institutional Class capital transactions	$(66,467,692)	$680,986,811	$(22,187,884)	$440,906,639

Select Class
Proceeds from shares issued	$75,219,689	$162,822,704	$90,517,637	$217,728,041
Distributions reinvested	355,519	160,078	780,050	559,890
Cost of shares redeemed	(147,623,148)	(756,647,177)	(183,730,820)	(520,626,472)

Change in net assets resulting from Select Class capital transactions	$(72,047,940)	$(593,664,395)	$(92,433,133)	$(302,338,541)

Total change in net assets resulting from capital transactions	$(143,581,664)	$78,059,608	$(127,063,180)	$132,402,105

SHARE TRANSACTIONS:
Class A
Issued	19,051	13,414	27,789	121,750
Reinvested	11,091	9,139	48,805	34,025
Redeemed	(89,537)	(90,486)	(404,855)	(127,977)

Change in Class A Shares	(59,395)	(67,933)	(328,261)	27,798

Class C
Issued	8,558	24,105	10,338	52,875
Reinvested	34,884	34,481	55,254	42,553
Redeemed	(289,604)	(530,785)	(457,687)	(467,094)

Change in Class C Shares	(246,162)	(472,199)	(392,095)	(371,666)

Institutional Class
Issued	6,182,871	44,439,015	4,808,481	27,152,421
Reinvested	14,773	916	24,293	885
Redeemed	(10,090,750)	(5,294,747)	(6,038,613)	(3,296,218)

Change in Institutional Class Shares	(3,893,106)	39,145,184	(1,205,839)	23,857,088

Select Class
Issued	4,524,686	9,564,511	5,175,403	12,082,254
Reinvested	22,105	9,480	46,392	31,335
Redeemed	(8,856,709)	(43,588,268)	(10,436,586)	(28,283,280)

Change in Select Class Shares	(4,309,918)	(34,014,277)	(5,214,791)	(16,169,691)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	31

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Balanced Fund
Class A
Year Ended June 30, 2015	$17.49	$0.11	(f)	$(0.24)	$(0.13)	$(0.16)	$(0.87)	$(1.03)	$—
Year Ended June 30, 2014	16.37	0.15	(f)	1.79	1.94	(0.18)	(0.64)	(0.82)	—
Year Ended June 30, 2013	15.28	0.15	(f)	1.10	1.25	(0.16)	—	(0.16)	—
Year Ended June 30, 2012	16.55	0.17	(f)	(0.79)	(0.62)	(0.17)	(0.48)	(0.65)	—
Year Ended June 30, 2011	14.49	0.22	(f)	2.08	2.30	(0.24)	—	(0.24)	—	(g)

Class C
Year Ended June 30, 2015	17.43	0.02	(f)	(0.24)	(0.22)	(0.09)	(0.87)	(0.96)	—
Year Ended June 30, 2014	16.33	0.06	(f)	1.79	1.85	(0.11)	(0.64)	(0.75)	—
Year Ended June 30, 2013	15.24	0.07	(f)	1.10	1.17	(0.08)	—	(0.08)	—
Year Ended June 30, 2012	16.53	0.10	(f)	(0.79)	(0.69)	(0.12)	(0.48)	(0.60)	—
Year Ended June 30, 2011	14.48	0.14	(f)	2.08	2.22	(0.17)	—	(0.17)	—	(g)

Institutional Class
Year Ended June 30, 2015	17.50	0.18	(f)	(0.25)	(0.07)	(0.22)	(0.87)	(1.09)	—
Year Ended June 30, 2014	16.38	0.28	(f)	1.74	2.02	(0.26)	(0.64)	(0.90)	—
Year Ended June 30, 2013	15.29	0.24	(f)	1.08	1.32	(0.23)	—	(0.23)	—
Year Ended June 30, 2012	16.57	0.24	(f)	(0.80)	(0.56)	(0.24)	(0.48)	(0.72)	—
Year Ended June 30, 2011	14.50	0.29	(f)	2.08	2.37	(0.30)	—	(0.30)	—	(g)

Select Class
Year Ended June 30, 2015	17.51	0.16	(f)	(0.25)	(0.09)	(0.20)	(0.87)	(1.07)	—
Year Ended June 30, 2014	16.38	0.16	(f)	1.83	1.99	(0.22)	(0.64)	(0.86)	—
Year Ended June 30, 2013	15.29	0.20	(f)	1.09	1.29	(0.20)	—	(0.20)	—
Year Ended June 30, 2012	16.57	0.22	(f)	(0.80)	(0.58)	(0.22)	(0.48)	(0.70)	—
Year Ended June 30, 2011	14.50	0.26	(f)	2.09	2.35	(0.28)	—	(0.28)	—	(g)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (e)

$16.33	(0.58)%	$1,940,818	1.12%	0.66%	1.61%	57%
17.49	12.08	3,118,118	1.13	0.87	1.66	91
16.37	8.18	4,030,225	1.34	0.93	1.63	85
15.28	(3.58)	5,884,382	1.35	1.11	1.63	83
16.55	15.93	11,975,971	1.36	1.36	1.64	112

16.25	(1.09)	6,922,123	1.62	0.15	2.11	57
17.43	11.49	11,716,644	1.63	0.34	2.16	91
16.33	7.68	18,681,629	1.84	0.46	2.13	85
15.24	(4.06)	21,614,703	1.85	0.66	2.13	83
16.53	15.34	24,398,962	1.86	0.88	2.15	112

16.34	(0.20)	699,091,716	0.70	1.08	1.19	57
17.50	12.55	816,858,215	0.73	1.62	1.25	91
16.38	8.64	123,542,100	0.90	1.48	1.23	85
15.29	(3.20)	49,093,956	0.95	1.54	1.23	83
16.57	16.43	56,669,731	0.96	1.77	1.24	112

16.35	(0.35)	344,160,437	0.85	0.93	1.34	57
17.51	12.38	444,024,857	0.88	0.95	1.41	91
16.38	8.47	972,485,038	1.09	1.22	1.38	85
15.29	(3.35)	998,864,285	1.10	1.41	1.38	83
16.57	16.26	1,188,128,817	1.11	1.62	1.40	112

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	33

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
Access Growth Fund
Class A
Year Ended June 30, 2015	$18.67	$0.07	(f)	$(0.27)	$(0.20)	$(0.13)	$(1.12)	$(1.25)	$—
Year Ended June 30, 2014	17.00	0.09	(f)	2.49	2.58	(0.15)	(0.76)	(0.91)	—
Year Ended June 30, 2013	15.36	0.11	(f)	1.64	1.75	(0.11)	—	(0.11)	—
Year Ended June 30, 2012	17.14	0.14	(f)	(1.19)	(1.05)	(0.14)	(0.59)	(0.73)	—
Year Ended June 30, 2011	14.43	0.12	(f)	2.72	2.84	(0.13)	—	(0.13)	—	(g)

Class C
Year Ended June 30, 2015	18.52	(0.02	)(f)	(0.26)	(0.28)	(0.08)	(1.12)	(1.20)	—
Year Ended June 30, 2014	16.89	(0.01	)(f)	2.47	2.46	(0.07)	(0.76)	(0.83)	—
Year Ended June 30, 2013	15.29	0.03	(f)	1.62	1.65	(0.05)	—	(0.05)	—
Year Ended June 30, 2012	17.09	0.07	(f)	(1.18)	(1.11)	(0.10)	(0.59)	(0.69)	—
Year Ended June 30, 2011	14.41	0.04	(f)	2.71	2.75	(0.07)	—	(0.07)	—	(g)

Institutional Class
Year Ended June 30, 2015	18.69	0.15	(f)	(0.27)	(0.12)	(0.18)	(1.12)	(1.30)	—
Year Ended June 30, 2014	17.02	0.22	(f)	2.43	2.65	(0.22)	(0.76)	(0.98)	—
Year Ended June 30, 2013	15.38	0.21	(f)	1.60	1.81	(0.17)	—	(0.17)	—
Year Ended June 30, 2012	17.16	0.21	(f)	(1.19)	(0.98)	(0.21)	(0.59)	(0.80)	—
Year Ended June 30, 2011	14.44	0.19	(f)	2.72	2.91	(0.19)	—	(0.19)	—	(g)

Select Class
Year Ended June 30, 2015	18.69	0.12	(f)	(0.26)	(0.14)	(0.16)	(1.12)	(1.28)	—
Year Ended June 30, 2014	17.02	0.11	(f)	2.50	2.61	(0.18)	(0.76)	(0.94)	—
Year Ended June 30, 2013	15.38	0.16	(f)	1.63	1.79	(0.15)	—	(0.15)	—
Year Ended June 30, 2012	17.16	0.19	(f)	(1.20)	(1.01)	(0.18)	(0.59)	(0.77)	—
Year Ended June 30, 2011	14.44	0.16	(f)	2.73	2.89	(0.17)	—	(0.17)	—	(g)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Includes earning credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Does not include expenses of Underlying Funds.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (d)	Portfolio turnover rate (e)

$17.22	(0.86)%	$6,468,814	1.16%	0.42%	1.62%	67%
18.67	15.45	13,138,908	1.17	0.50	1.66	104
17.00	11.39	11,492,665	1.37	0.69	1.64	85
15.36	(5.94)	12,486,295	1.36	0.92	1.64	82
17.14	19.69	16,385,606	1.36	0.75	1.66	108

17.04	(1.28)	7,483,257	1.66	(0.12)	2.13	67
18.52	14.84	15,399,069	1.67	(0.06)	2.16	104
16.89	10.80	20,318,160	1.88	0.16	2.14	85
15.29	(6.33)	28,728,184	1.86	0.43	2.14	82
17.09	19.09	36,338,504	1.86	0.23	2.16	108

17.27	(0.41)	480,555,232	0.75	0.82	1.21	67
18.69	15.89	542,687,646	0.77	1.23	1.26	104
17.02	11.83	88,098,695	0.93	1.25	1.24	85
15.38	(5.53)	29,951,431	0.95	1.37	1.24	82
17.16	20.20	41,466,055	0.97	1.11	1.25	108

17.27	(0.52)	416,947,169	0.90	0.67	1.36	67
18.69	15.68	548,955,778	0.92	0.59	1.41	104
17.02	11.66	774,870,186	1.12	0.96	1.39	85
15.38	(5.68)	750,199,631	1.10	1.20	1.39	82
17.16	20.02	881,554,549	1.11	0.98	1.41	108

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	35

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Access Balanced Fund is to seek total return.

The investment objective of the Access Growth Fund is to seek capital appreciation.

All share classes are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Share Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

Basis for Consolidation for the Funds

Access Balanced Fund CS Ltd. and Access Growth Fund CS Ltd. (collectively, the “Subsidiaries”), each a Cayman Islands exempted company, were incorporated on March 11, 2013 and are currently each a wholly-owned subsidiary of the Access Balanced Fund and Access Growth Fund, respectively. Effective April 30, 2015, the Subsidiaries changed their names from JPM Access Balanced Fund Ltd. and JPM Access Growth Fund Ltd., respectively. The Subsidiaries act as investment vehicles for each Fund to effect certain investments consistent with each Fund’s investment objectives and policies as described in each Fund’s prospectus. As of June 30, 2015, net assets of the Access Balanced Fund were $1,052,115,094 of which $23,464,113, or approximately 2.2%, represented its Subsidiary’s net assets. Net realized loss in the Subsidiary amounted to $10,202,898. As of June 30, 2015, net assets of the Access Growth Fund were $911,454,472 of which $19,994,563, or approximately 2.2%, represented its Subsidiary’s net assets. Net realized loss in the Subsidiary amounted to $9,282,616. The Consolidated Schedules of Portfolio Investments (“CSOIs”) include positions of each Fund and its Subsidiary. The consolidated financial statements include the accounts of each Fund and its Subsidiary. Subsequent references to the Funds within the Notes to Consolidated Financial Statements collectively refer to the Funds and their Subsidiaries. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their consolidated financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value.

36	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies, including J.P Morgan Funds, (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

See Note 2.C. for further details on structured notes.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input by sector as presented on the CSOIs:

Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$7,152,354	$11,481,510	$—	(a)	$18,633,864
Consumer Staples	952,531	8,210,103	—		9,162,634
Energy	2,469,971	1,643,311	—		4,113,282
Financials	3,562,440	19,879,839	—		23,442,279
Health Care	3,561,076	12,826,643	—		16,387,719
Industrials	8,209,186	12,495,992	—		20,705,178
Information Technology	7,139,274	8,684,413	—		15,823,687
Materials	694,758	2,905,898	—		3,600,656
Telecommunication Services	1,721,582	3,135,563	—		4,857,145
Utilities	280,031	1,599,148	—		1,879,179

Total Common Stocks	35,743,203	82,862,420	—	(a)	118,605,623

Preferred Stocks
Consumer Discretionary	—	632,647	—		632,647
Industrials	—	—	6,123		6,123
Telecommunication Services	—	212,763	—		212,763

Total Preferred Stocks	—	845,410	6,123		851,533

Exchange Traded Funds	226,778,543	—	—		226,778,543
Exchange Traded Note	12,764,227	—	—		12,764,227
Alternative Investment	—	33,127,995	—		33,127,995
Investment Companies	600,600,680	—	—		600,600,680
Structured Notes	—	61,169,541	—		61,169,541

Total Investments in Securities	$875,886,653	$178,005,366	$6,123		$1,053,898,142

(a)	Amount rounds to less than $1.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Access Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$9,140,253	$12,018,585	$—	(a)	$21,158,838
Consumer Staples	1,296,239	8,614,234	—		9,910,473
Energy	2,864,006	1,740,997	—		4,605,003
Financials	4,359,051	20,769,595	—		25,128,646
Health Care	4,649,484	13,488,397	—		18,137,881
Industrials	10,989,020	13,044,791	—		24,033,811
Information Technology	9,191,851	9,155,430	—		18,347,281
Materials	853,684	3,062,595	—		3,916,279
Telecommunication Services	2,153,604	3,437,160	—		5,590,764
Utilities	288,068	1,666,965	—		1,955,033

Total Common Stocks	45,785,260	86,998,749	—	(a)	132,784,009

Preferred Stocks
Consumer Discretionary	—	688,810	—		688,810
Industrials	—	—	6,607		6,607
Telecommunication Services	—	220,522	—		220,522

Total Preferred Stocks	—	909,332	6,607		915,939

Exchange Traded Funds	309,963,438	—	—		309,963,438
Exchange Traded Note	9,815,829	—	—		9,815,829
Alternative Investment	—	28,858,340	—		28,858,340
Investment Companies	376,190,004	—	—		376,190,004
Structured Notes	—	52,427,592	—		52,427,592

Total Investments in Securities	$741,754,531	$169,194,013	$6,607		$910,955,151

(a)	Amount rounds to less than $1.

There were no transfers among any levels during the year ended June 30, 2015.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2015, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

The following is the value and percentage of net assets deemed to be illiquid securities as of June 30, 2015:

	Value		Percentage
Access Balanced Fund	$—	(a)	0.0	%(b)
Access Growth Fund	—	(a)	0.0	(b)

(a)	Amount rounds to less than $1.
(b)	Amount rounds to less than 0.1%

C. Structured Notes — The Funds invest in structured notes, whose values may be linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Board, based upon values provided by an approved pricing service for the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as change in net unrealized appreciation or depreciation on the Consolidated Statements of Operations (“CSOPs”). The Funds record a realized gain or loss when a structured note is sold or matures.

38	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

D. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds.

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
Access Balanced Fund
JPMorgan Core Bond Fund, Class R6 Shares	$107,743,715	$8,200,000	$7,106,006	$(49,787)	$2,759,899	9,272,690	$108,119,571
JPMorgan Core Plus Bond Fund, Class R6 Shares	121,653,710	—	31,800,000	204,929	3,730,146	10,721,765	88,240,124
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	54,609,599	33,600,000	8,400,000	1,072,348	785,099	4,231,387	79,719,326
JPMorgan High Yield Fund, Class R6 Shares	79,705,065	—	15,500,000	1,082,397	3,368,666	7,842,958	59,292,764
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	22,600,000	—	—	151,667	2,185,658	22,468,559
JPMorgan International Value Fund, Class R6 Shares	22,008,138	—	20,862,470	4,064,889	—	—	—
JPMorgan Intrepid European Fund, Institutional Class Shares	67,408,366	—	59,212,310	(2,087,690)	1,251,451	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	62,930,406	734,188,353	740,956,964	—	17,832	56,161,795	56,161,795
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	76,152,679	5,200,000	—	5,439,739	672,801	2,730,193	82,479,122
JPMorgan Unconstrained Debt Fund, Class R6 Shares	—	11,500,000	—	—	263,020	1,138,614	11,226,733

	$592,211,678			$9,726,825	$13,000,581		$507,707,994

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
Access Growth Fund
JPMorgan Core Bond Fund, Class R6 Shares	$27,582,087	$13,000,000	$—	$44,895	$847,123	3,457,096	$40,309,741
JPMorgan Core Plus Bond Fund, Class R6 Shares	35,632,606	1,000,000	—	260,196	1,200,125	4,371,575	35,978,064
JPMorgan Global Research Enhanced Index Fund, Select Class Shares	63,733,027	25,000,000	7,900,000	1,194,887	916,263	4,321,972	81,425,945
JPMorgan High Yield Fund, Class R6 Shares	17,168,662	—	16,242,901	(396,264)	382,929	—	—
JPMorgan International Value Fund, Class R6 Shares	24,932,671	—	23,634,762	3,186,961	—	—	—
JPMorgan Intrepid European Fund, Institutional Class Shares	67,310,158	—	59,388,106	(811,895)	2,036,652	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	37,312,169	733,926,187	728,596,242	—	13,787	42,642,114	42,642,114
JPMorgan U.S. Large Cap Core Plus Fund, Class R5 Shares	87,810,005	6,000,000	—	6,272,446	775,827	3,148,264	95,109,061

	$361,481,385			$9,751,226	$6,172,706		$295,464,925

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the CSOPs.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOPs. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOPs.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the CSOPs and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be

40	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of each Fund and its Subsidiary are separately calculated. Each Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the respective Fund’s taxable income. Net losses of each Subsidiary are not deductible by the respective Fund either in the current period or carried forward to future periods.

I. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Access Balanced Fund	$(10,667,635)	$2,174,771	$8,492,864
Access Growth Fund	(9,700,887)	1,761,834	7,939,053

The reclassifications for the Funds relate primarily to investments in regulated investment companies, investments in passive foreign investment companies (“PFICs”) and each Fund’s investments in its subsidiary.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, each Fund’s assets are allocated to sub-advisers and the Adviser, an indirect, wholly-owned subsidiary of JPMorgan & Co. (“JPMorgan”), is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.80% of each Fund’s average daily net assets. Prior to February 23, 2015, the fee was accrued daily and paid monthly at an annual rate of 1.00% of each Fund’s average daily net assets. The Adviser and J.P. Morgan Private Investments Inc. (“JPMPI”), sub-adviser to the Funds and a wholly-owned subsidiary of JPMorgan, have agreed to contractually waive the investment advisory fee and the sub-advisory fee, respectively, for each Fund by 0.25% through March 1, 2016.

The Subsidiaries have entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiaries. The fee for services to the Subsidiaries is accrued daily and paid monthly at an annual rate of 0.80% of each Subsidiary’s respective average daily net assets. Prior to February 23, 2015, the fee was accrued daily and paid monthly at an annual rate of 1.00% of each Subsidiary’s average daily net assets. The Adviser has agreed to waive the advisory fees that it receives from each Fund in an amount equal to the advisory fees paid to the Adviser by the Subsidiaries. This waiver will continue in effect so long as each Fund invests in its Subsidiaries and may not be terminated without approval by the Funds’ Board.

JPMPI, Capital Guardian Trust Company — Personal Investment Management Division (“Capital Guardian”), TimesSquare Capital Management, LLC (“TimesSquare”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are sub-advisers for the Funds. Prior to October 20, 2014, Tamro Capital Partners, LLC (“TAMRO”) was a sub-adviser for the Funds. On October 20, 2014, the Adviser terminated its investment sub-advisory agreement with TAMRO. Prior to January 18, 2015, Manning & Napier Advisors, LLC (“Manning & Napier”) was a sub-adviser for the Funds. On January 18, 2015, the Adviser terminated its investment sub-advisory agreement with Manning & Napier. Each sub-adviser is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Adviser, subject to review of the Board. The Adviser monitors and evaluates the sub-advisers to help assure that they are managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines

Under the terms of the Sub-advisory Agreements for each Fund, the Adviser pays JPMPI a monthly sub-advisory fee at the annual rate of 0.75% of the portion of each Fund’s average daily net assets managed by JPMPI. Prior to February 23, 2015, the Adviser paid JPMPI a monthly sub-advisory fee at the annual rate of 0.95% of the portion of each Fund’s average daily net assets managed by JPMPI.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	41

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

At June 30, 2015, the allocation of assets for each Fund was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	88.4%	85.0%
Capital Guardian	4.6	5.6
TimesSquare	2.6	4.1
T. Rowe Price	4.4	5.3

The Funds and the Adviser have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Funds. As such, the Funds and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fees — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds and its Subsidiaries. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements. In consideration for services rendered to the Subsidiaries, the Administrator receives a fee accrued daily and paid monthly at an annualized rate of 0.10% of average daily net assets of the Subsidiaries.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$654
Access Growth Fund	308

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the CSOPs. Payments to

42	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOPs.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOPs.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOPs.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund*	1.55%	2.05%	1.15%	1.30%
Access Growth Fund**	1.55	2.05	1.15	1.30

*	Prior to February 23, 2015, the contractual expense limitations for Access Balanced Fund were 1.75%, 2.25%, 1.35% and 1.50% for Class A, Class C, Institutional Class and Select Class Shares, respectively.
**	Prior to February 23, 2015, the contractual expense limitations for Access Growth Fund were 1.75%, 2.25%, 1.35% and 1.50% for Class A, Class C, Institutional Class and Select Class Shares, respectively.

The contractual expense limitation percentages in the table above are in place until at least March 1, 2016.

The Underlying Funds may impose separate investment advisory and shareholder servicing fees. Effective June 2, 2014, to avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 0.80% (changed from 1.00% effective February 23, 2015) for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Adviser and Distributor have contractually agreed to waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of affiliated investment advisory fees not to exceed 0.55% during the period (changed from 0.75% effective February 23, 2015) and affiliated shareholder servicing fees charged by the affiliated Underlying Funds. Prior to June 2, 2014, these Investment Advisory and Shareholder Servicing fees were voluntarily waived. These contractual waivers are in place until at least March 1, 2016. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$5,449,081	$271,947	$5,721,028
Access Growth Fund	4,364,598	319,620	4,684,218

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, may waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2015 were as follows:

Access Balanced Fund	$1,344
Access Growth Fund	1,337

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOPs.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	43

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

During the year ended June 30, 2015, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, the Access Balanced Fund and Access Growth Fund incurred $19,167 and $3,356, respectively in brokerage commissions with broker-dealers affiliated with the Adviser.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$588,043,423	$748,610,720
Access Growth Fund	597,268,612	756,286,448

During the year ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Access Balanced Fund	$1,011,468,578	$104,378,741	$62,012,926	$42,365,815
Access Growth Fund	854,595,167	70,739,126	14,440,437	56,298,689

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of PFICs, wash sale loss deferrals and investments in subsidiary.

The tax character of distributions paid during the fiscal year ended June 30, 2015 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$20,603,662	$54,552,864	$75,156,526
Access Growth Fund	14,438,075	59,450,912	73,888,987

The tax character of distributions paid during the fiscal year ended June 30, 2014 was as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Access Balanced Fund	$24,403,619	$35,736,534	$60,140,153
Access Growth Fund	20,979,176	30,350,239	51,329,415

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Access Balanced Fund	$14,693,043	$19,151,431	$52,983,470
Access Growth Fund	6,643,774	20,329,866	65,853,519

For the Funds, the cumulative timing differences primarily consist of distributions payable, mark to market of PFICs, wash sale loss deferrals and investments in subsidiary.

44	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets.

By investing in a subsidiary, each Fund is indirectly exposed to the risks associated with its Subsidiary’s investments. The derivatives and other investments held by the Subsidiaries are generally similar to those that are permitted to be held by each Fund and are subject to the same risks that apply to similar investments if held directly by the Funds.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging market securities, commodities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund:

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Access Balanced Fund and JPMorgan Access Growth Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

46	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	47

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

48	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015 and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses

Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$1,014.30	$5.24	1.05%
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class C
Actual	1,000.00	1,011.80	7.73	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Institutional Class
Actual	1,000.00	1,016.80	3.15	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63
Select Class
Actual	1,000.00	1,016.00	3.90	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78

Access Growth Fund
Class A
Actual	1,000.00	1,020.30	5.56	1.11
Hypothetical	1,000.00	1,019.29	5.56	1.11
Class C
Actual	1,000.00	1,018.00	8.06	1.61
Hypothetical	1,000.00	1,016.81	8.05	1.61
Institutional Class
Actual	1,000.00	1,022.60	3.46	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Select Class
Actual	1,000.00	1,021.60	4.26	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85

*	Expenses are equal to each classes’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

50	JPMORGAN ACCESS FUNDS	JUNE 30, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2014. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deduction
Access Balanced Fund	75.87%
Access Growth Fund	90.31

Long Term Capital Gain Notice

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015:

Long-Term Capital Gain Distribution
Access Balanced Fund	$54,552,864
Access Growth Fund	59,450,912

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015:

Qualified Dividend Income Distribution
Access Balanced Fund	$20,603,662
Access Growth Fund	14,438,075

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2015, the Funds elected to pass through to shareholders the income tax credit for taxes paid to foreign countries. Gross income and foreign tax expenses were as follows or amounts as finally determined:

	Gross Income	Foreign Tax Pass Through
Access Balanced Fund	$—	$246,010
Access Growth Fund	—	342,621

JUNE 30, 2015	JPMORGAN ACCESS FUNDS	51

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganaccessfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the Funds’ website at www.jpmorganaccessfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds website at www.jpmorganaccessfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganaccessfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-ACCESS-615

Annual Report

J.P. Morgan Intrepid Funds

June 30, 2015

JPMorgan Intrepid Advantage Fund

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1–800–480–4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment — though not reflected in wage growth — drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate

Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the challenges faced by financial markets and the global economy changed somewhat over the past

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited)

twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

JPMorgan Intrepid Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

U.S equity markets performed strongly in the latter half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at several record highs but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928.

Overall, U.S. large cap stocks only slightly outperformed mid cap and small cap stocks for the twelve months ended June 30, 2015. However, small cap growth stocks outperformed all other equity categories and growth stocks outperformed value stocks across all market cap categories. For the twelve month period, the S&P 500 Index returned 7.42%, while the Russell 1000 Value Index returned 4.13%, the Russell 1000 Growth Index returned 10.56% and the Russell Midcap Growth Index returned 9.45%.

Intrepid Investment Philosophy and Process

The JPMorgan Behavioral Finance Team employs a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Team aims to capitalize on these market inefficiencies by targeting attractively valued stocks of companies that it believes have strong management teams, high earnings quality and positive momentum characteristics, and looks to sell these stocks when they no longer exhibit these criteria. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Funds were managed and positioned in accordance with this investment philosophy and process.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.51%
Russell 3000 Index	7.29%

Net Assets as of 6/30/2015 (In Thousands)	$22,640

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Advantage Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 3000 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and overweight position in the health care sector and its security selection in the industrials sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and information technology sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Cigna Corp., Northrop Grumman Corp. and Apple Inc. Shares of Cigna, a health insurance company, rose on a takeover offer from Anthem Inc. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Apple, a provider of smartphones and related devices and services, rose on continued execution in product development and strong sales growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in TripAdvisor Inc., SanDisk Corp. and Rovi Corp. Shares of TripAdvisor, an online travel company, weakened amid disappointing earnings. Shares of SanDisk, a maker of data storage systems, fell on weakness in demand for its solid state drive products. Shares of Rovi, a provider of television guide programs to cable TV companies, declined on investor worries about the company’s prospects for contract renewals and litigation over key technology patents.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.6%
2.	Microsoft Corp.	3.7
3.	Wells Fargo & Co.	2.7
4.	Cigna Corp.	2.5
5.	Citigroup, Inc.	2.5
6.	Gilead Sciences, Inc.	2.4
7.	Time Warner, Inc.	2.2
8.	Northrop Grumman Corp.	2.1
9.	Home Depot, Inc. (The)	1.9
10.	Pfizer, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	22.5%
Health Care	18.0
Financials	16.4
Consumer Discretionary	14.2
Consumer Staples	9.4
Energy	8.0
Industrials	6.5
Materials	1.4
Utilities	1.4
Telecommunication Services	1.0
Short-Term Investment	1.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		7.22%	17.99%	7.08%
With Sales Charge*		1.59	16.72	6.50
CLASS C SHARES	February 19, 2005
Without CDSC		6.71	17.43	6.54
With CDSC**		5.71	17.43	6.54
SELECT CLASS SHARES	February 28, 2003	7.51	18.29	7.34

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Advantage Fund, the Russell 3000 Index and the Lipper Multi-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid America Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.56%
S&P 500 Index(1)	7.42%
Russell 1000 Index	7.37%

Net Assets as of 6/30/2015 (In Thousands)	$3,709,637

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the health care and industrials sectors was a leading contributor to performance relative to the Benchmark, while security selection in the consumer discretionary and financials sectors was a leading detractor from relative performance.

Leading individual contributors to the Fund’s relative performance included its overweight positions in Northrop Grumman Corp., Kroger Co. and Anthem Inc. Shares of Northrop, an aerospace and electronics company, rose on strong prospects for growth. Shares of Kroger, a supermarket chain, rose on increased consumer spending in the U.S., an increase in its dividend and a share repurchase program. Shares of Anthem, a health insurer, rose on news of its takeover offer for Cigna Corp.

Leading individual detractors from the Fund’s relative performance included its overweight positions in Apollo Education Group Inc., National Oilwell Varco Inc. and Patterson-UTI Energy Inc. Shares of Apollo Group, a for-profit higher education company, fell on declining revenue and increased regulatory scrutiny. Shares of National Oilwell, a provider of equipment for the oil and gas industry, fell on decreased demand as energy sector companies cut back on new projects. Patterson-UTI, an owner/operator of oil drilling rigs, fell amid a decline in global oil prices.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.8%
2.	Wells Fargo & Co.	3.3
3.	Microsoft Corp.	2.9
4.	Pfizer, Inc.	2.7
5.	Time Warner, Inc.	2.3
6.	Anthem, Inc.	2.3
7.	Target Corp.	2.2
8.	Medtronic plc, (Ireland)	2.2
9.	Northrop Grumman Corp.	2.1
10.	Kroger Co. (The)	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.8%
Health Care	15.6
Financials	14.5
Consumer Discretionary	11.2
Industrials	10.0
Consumer Staples	8.2
Energy	8.0
Materials	3.2
Telecommunication Services	3.0
Utilities	2.3
Short-Term Investment	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.
(1)	On November 1, 2014, the JPMorgan Intrepid America Fund adopted the S&P 500 Index as its primary Benchmark, replacing the Russell 1000 Index, because the portfolio managers believe the S&P 500 Index is a more representative benchmark for large cap funds.

6	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		8.27%	17.74%	7.62%
With Sales Charge*		2.58	16.48	7.04
CLASS C SHARES	February 19, 2005
Without CDSC		7.72	17.15	7.09
With CDSC**		6.72	17.15	7.09
CLASS R2 SHARES	November 3, 2008	8.01	17.44	7.45
CLASS R5 SHARES	May 15, 2006	8.76	18.28	8.10
SELECT CLASS SHARES	February 28, 2003	8.56	18.03	7.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the S&P 500 Index, the Russell 1000 Index and the Lipper Large-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

On November 1, 2014, the JPMorgan Intrepid America Fund adopted the Standard & Poor’s 500 Index as its primary Benchmark, replacing the Russell 1000 Index, because the portfolio managers believe the S&P 500 Index is a more representative benchmark for large cap funds.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	11.43%
Russell 1000 Growth Index	10.56%

Net Assets as of 6/30/2015 (In Thousands)	$1,054,829

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the industrials and information technology sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and utilities sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kroger Co., United Therapeutics Corp. and Electronic Arts Inc. Shares of Kroger, a supermarket chain, rose on increased consumer spending in the U.S., an increase in its dividend and a share repurchase program. Shares of United Therapeutics, a drug maker, rose on U.S. Food and Drug Administration approval of the company’s treatment for cancer in children. Shares of Electronic Arts, a maker of video games, rose on better-than-expected earnings and revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Apollo Education Group Inc., National Oilwell Varco Corp. and Viacom Inc. Shares of Apollo Group, a for-profit higher education company, fell on declining revenue and increased regulatory scrutiny. Shares of National Oilwell, a provider of equipment for the oil and gas industry, fell on decreased demand as energy sector companies cut back on new projects. Shares of Viacom, a provider of entertainment content, declined after the company reported lower-than-expected revenue.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.9%
2.	Microsoft Corp.	3.7
3.	Gilead Sciences, Inc.	3.6
4.	Amgen, Inc.	2.9
5.	Oracle Corp.	2.7
6.	Home Depot, Inc. (The)	2.7
7.	Visa, Inc., Class A	2.6
8.	Anthem, Inc.	2.0
9.	Time Warner, Inc.	2.0
10.	Target Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.3%
Consumer Discretionary	19.1
Health Care	17.8
Industrials	10.7
Consumer Staples	9.4
Financials	3.8
Materials	3.5
Telecommunication Services	1.7
Energy	1.3
Utilities	0.4
Short-Term Investment	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		11.16%	18.56%	8.52%
With Sales Charge*		5.33	17.29	7.94
CLASS C SHARES	February 19, 2005
Without CDSC		10.60	17.97	7.97
With CDSC**		9.60	17.97	7.97
CLASS R2 SHARES	November 3, 2008	10.87	18.27	8.34
CLASS R5 SHARES	May 15, 2006	11.66	19.10	8.98
SELECT CLASS SHARES	February 28, 2003	11.43	18.86	8.79

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.97%
Russell Midcap Index	6.63%

Net Assets as of 6/30/2015 (In Thousands)	$975,549

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the semiconductors and internet software and service sectors was a leading detractor from performance relative to the Benchmark, while security selection in the energy and industrial cyclical sectors was a leading positive contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Rovi Corp., Micron Technology, Inc. and ManpowerGroup Inc. Shares of Rovi, a provider of television guide programs to cable TV companies, declined on investor worries about the company’s prospects for contract renewals and litigation over key technology patents. Shares of Micron Technology, a semiconductor maker not held in the Benchmark, fell after reporting a sharp drop in revenue amid declining demand and falling prices for semiconductors. Shares of ManpowerGroup, a provider of employment and personnel services, fell after the company said the relative strength of the U.S. dollar would hurt revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in Huntington Ingalls Industries Inc., Booz Allen Hamilton Holding Corp. and Lear Corp. Shares of Huntington Ingalls, a shipbuilder, climbed higher on expectations of increased military contracts. Shares of Booz Allen, a management and technology consulting company, rose after the company raised its earnings forecast. Shares of Lear, a maker of automobile seating, rose on healthy earnings growth and a potential split of the company into two entities, which could benefit shareholders.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	ManpowerGroup, Inc.	2.1%
2.	Bunge Ltd.	2.1
3.	Jones Lang LaSalle, Inc.	2.0
4.	Huntington Ingalls Industries, Inc.	1.9
5.	AmerisourceBergen Corp.	1.9
6.	AECOM	1.7
7.	Lear Corp.	1.7
8.	Southwest Airlines Co.	1.6
9.	Hologic, Inc.	1.5
10.	Ross Stores, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.3%
Information Technology	15.7
Industrials	13.8
Consumer Discretionary	13.7
Health Care	11.4
Energy	6.0
Consumer Staples	5.8
Materials	5.2
Utilities	5.1
Telecommunication Services	1.0
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
Without Sales Charge		5.69%	17.78%	8.59%
With Sales Charge*		0.13	16.51	8.01
CLASS C SHARES	March 22, 1999
Without CDSC		5.02	17.02	7.92
With CDSC**		4.02	17.02	7.92
SELECT CLASS SHARES	June 1, 1991	5.97	18.08	8.87

*	Sales Charge for Class A Shares is 5.25%.

** Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.41%
Russell 1000 Value Index	4.13%

Net Assets as of 6/30/2015 (In Thousands)	$1,787,783

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and overweight position in the health care sector and its security selection in the energy sector were leading positive contributors to performance relative to the Benchmark, while security selection in the information technology and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kroger Co. and Valero Energy Corp. and its underweight position in Johnson & Johnson. Shares of Kroger, a supermarket chain not held in the Benchmark, rose on increased consumer spending in the U.S., an increase in its dividend and a share repurchase program. Shares of Valero Energy, a refinery operator specializing in gasoline and diesel fuel, rose on the company’s plans to expand its refining and transport systems to reduce operating costs. Shares of Johnson & Johnson, a maker of consumer health care products that was not held in the Fund, fell on weakness in sales of medical devices and the relative strength of the U.S. dollar, which makes U.S. products more expensive overseas.

Leading individual detractors from relative performance included the Fund’s overweight positions in SanDisk Corp., National Oilwell Varco Inc. and Micron Technology, Inc. Shares of SanDisk, a maker of data storage systems, fell on weakness in demand for its solid state drive products. Shares of National Oilwell, a provider of equipment for the oil and gas industry, fell on decreased demand as energy sector companies cut back on new projects. Shares of Micron Technology, a semiconductor maker, fell after reporting a sharp drop in revenue amid declining demand and falling prices for semiconductors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.1%
2.	Pfizer, Inc.	3.8
3.	Citigroup, Inc.	3.2
4.	Bank of America Corp.	2.6
5.	Anthem, Inc.	2.3
6.	Valero Energy Corp.	2.3
7.	General Dynamics Corp.	2.0
8.	Archer-Daniels-Midland Co.	2.0
9.	Apple, Inc.	1.9
10.	LyondellBasell Industries N.V., Class A	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	28.0%
Energy	14.0
Health Care	12.1
Information Technology	10.8
Industrials	10.4
Consumer Staples	6.8
Consumer Discretionary	5.4
Utilities	5.3
Materials	3.5
Telecommunication Services	1.4
Short-Term Investment	2.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
Without Sales Charge		5.24%	17.22%	7.58%
With Sales Charge*		(0.29)	15.96	7.00
CLASS C SHARES	February 19, 2005
Without CDSC		4.72	16.62	7.05
With CDSC**		3.72	16.62	7.05
CLASS R2 SHARES	November 3, 2008	4.96	16.92	7.40
CLASS R5 SHARES	May 15, 2006	5.60	17.62	7.99
CLASS R6 SHARES	November 30, 2010	5.67	17.68	8.02
SELECT CLASS SHARES	February 28, 2003	5.41	17.39	7.80

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares from May 15, 2006 to November 29, 2010 and the performance of Select Class Shares prior to May 15, 2006. During these periods, the actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2005 to

June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.8%
	Consumer Discretionary — 14.2%
	Auto Components — 1.4%
4	Delphi Automotive plc, (United Kingdom)	325

	Hotels, Restaurants & Leisure — 1.3%
6	Hilton Worldwide Holdings, Inc. (a)	178
10	Wendy’s Co. (The)	110

		288

	Household Durables — 0.7%
1	Harman International Industries, Inc.	164

	Internet & Catalog Retail — 1.0%
2	Expedia, Inc.	235

	Media — 3.5%
5	Comcast Corp., Class A	288
6	Time Warner, Inc.	492

		780

	Multiline Retail — 0.8%
2	Target Corp.	182

	Specialty Retail — 4.0%
6	Best Buy Co., Inc.	193
4	Home Depot, Inc. (The)	433
2	Lowe’s Cos., Inc.	166
7	Staples, Inc.	107

		899

	Textiles, Apparel & Luxury Goods — 1.5%
3	Coach, Inc.	111
7	Hanesbrands, Inc.	226

		337

	Total Consumer Discretionary	3,210

	Consumer Staples — 9.4%
	Beverages — 2.2%
5	Coca-Cola Co. (The)	198
2	Molson Coors Brewing Co., Class B	105
2	PepsiCo, Inc.	200

		503

	Food & Staples Retailing — 2.2%
3	Walgreens Boots Alliance, Inc.	256
3	Wal-Mart Stores, Inc.	241

		497

	Food Products — 2.9%
2	Archer-Daniels-Midland Co. (m)	98
1	Ingredion, Inc.	103
5	Mondelez International, Inc., Class A	193

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — continued
6	Tyson Foods, Inc., Class A	270

		664

	Household Products — 0.8%
1	Edgewell Personal Care Co.	178

	Tobacco — 1.3%
3	Philip Morris International, Inc.	206
1	Reynolds American, Inc.	76

		282

	Total Consumer Staples	2,124

	Energy — 8.0%
	Energy Equipment & Services — 0.6%
2	Baker Hughes, Inc.	146

	Oil, Gas & Consumable Fuels — 7.4%
1	Anadarko Petroleum Corp.	78
1	Chevron Corp.	123
2	ConocoPhillips	143
3	Devon Energy Corp.	183
4	Exxon Mobil Corp.	298
2	Hess Corp. (m)	109
6	Marathon Petroleum Corp.	290
3	Occidental Petroleum Corp.	206
4	Valero Energy Corp.	247

		1,677

	Total Energy	1,823

	Financials — 16.4%
	Banks — 7.3%
11	Bank of America Corp.	188
10	Citigroup, Inc.	558
5	Fifth Third Bancorp	101
4	SunTrust Banks, Inc.	188
11	Wells Fargo & Co.	607

		1,642

	Capital Markets — 1.5%
1	Ameriprise Financial, Inc.	69
2	Bank of New York Mellon Corp. (The)	89
5	Morgan Stanley	192

		350

	Consumer Finance — 2.0%
3	Capital One Financial Corp.	268
3	Discover Financial Services	177

		445

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Diversified Financial Services — 1.3%
6	Voya Financial, Inc.	301

	Insurance — 2.8%
2	Allstate Corp. (The)	133
4	American International Group, Inc. (m)	269
6	Hartford Financial Services Group, Inc. (The)	231

		633

	Real Estate Investment Trusts (REITs) — 1.0%
1	AvalonBay Communities, Inc. (m)	112
7	NorthStar Realty Finance Corp. (m)	113

		225

	Real Estate Management & Development — 0.5%
3	CBRE Group, Inc., Class A (a)	114

	Total Financials	3,710

	Health Care — 18.0%
	Biotechnology — 4.8%
2	Amgen, Inc.	249
2	Celgene Corp. (a)	179
5	Gilead Sciences, Inc.	542
1	Vertex Pharmaceuticals, Inc. (a)	124

		1,094

	Health Care Equipment & Supplies — 3.5%
1	Becton, Dickinson and Co. (m)	153
12	Boston Scientific Corp. (a)	209
3	Medtronic plc, (Ireland)	198
2	Stryker Corp.	234

		794

	Health Care Providers & Services — 7.2%
1	Aetna, Inc.	70
2	Anthem, Inc.	345
3	Cardinal Health, Inc.	244
4	Cigna Corp.	575
1	Humana, Inc.	196
1	McKesson Corp.	189

		1,619

	Pharmaceuticals — 2.5%
3	Bristol-Myers Squibb Co.	170
12	Pfizer, Inc.	400

		570

	Total Health Care	4,077

SHARES		SECURITY DESCRIPTION	VALUE($)

		Industrials — 6.5%
		Aerospace & Defense — 4.0%
2		General Dynamics Corp.	223
1		Lockheed Martin Corp.	209
3		Northrop Grumman Corp.	472

			904

		Airlines — 1.3%
2		Delta Air Lines, Inc.	94
4		Southwest Airlines Co.	131
1		United Continental Holdings, Inc. (a)	65

			290

		Construction & Engineering — 0.9%
6		AECOM (a)	202

		Machinery — 0.3%
3		Allison Transmission Holdings, Inc.	84

		Total Industrials	1,480

		Information Technology — 22.5%
		Communications Equipment — 2.6%
14		Cisco Systems, Inc.	395
3		QUALCOMM, Inc.	199

			594

		Internet Software & Services — 3.4%
—	(h)	Google, Inc., Class A (a)	185
—	(h)	Google, Inc., Class C (a)	205
2		VeriSign, Inc. (a)	111
7		Yahoo!, Inc. (a)	266

			767

		IT Services — 1.2%
2		MasterCard, Inc., Class A	170
2		Visa, Inc., Class A	111

			281

		Semiconductors & Semiconductor Equipment — 2.1%
4		Broadcom Corp., Class A	180
3		KLA-Tencor Corp.	162
2		Lam Research Corp.	140

			482

		Software — 5.7%
19		Microsoft Corp.	832
6		Oracle Corp.	223
8		Rovi Corp. (a)	134
4		Symantec Corp.	97

			1,286

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	15

JPMorgan Intrepid Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Technology Hardware, Storage & Peripherals — 7.5%
10	Apple, Inc. (m)	1,276
11	Hewlett-Packard Co.	325
2	SanDisk Corp.	90

		1,691

	Total Information Technology	5,101

	Materials — 1.4%
	Chemicals — 0.5%
2	Dow Chemical Co. (The)	120

	Containers & Packaging — 0.6%
3	Crown Holdings, Inc. (a)	143

	Metals & Mining — 0.3%
3	United States Steel Corp.	53

	Total Materials	316

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
8	CenturyLink, Inc.	230

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 1.4%
	Gas Utilities — 0.8%
5	UGI Corp.	182

	Independent Power & Renewable Electricity Producers — 0.6%
10	AES Corp.	132

	Total Utilities	314

	Total Common Stocks (Cost $17,809)	22,385

Short-Term Investment — 1.2%
	Investment Company — 1.2%
264	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $264)	264

	Total Investments — 100.0% (Cost $18,073)	22,649
	Liabilities in Excess of Other Assets — 0.0% (g)	(9)

	NET ASSETS — 100.0%	$22,640

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.9%
	Consumer Discretionary — 11.2%
	Auto Components — 0.8%
360	Delphi Automotive plc, (United Kingdom)	30,624

	Diversified Consumer Services — 1.1%
809	Apollo Education Group, Inc. (a)	10,424
22	Graham Holdings Co., Class B	23,974
208	H&R Block, Inc.	6,167

		40,565

	Hotels, Restaurants & Leisure — 1.0%
285	Darden Restaurants, Inc.	20,279
449	Restaurant Brands International, Inc., (Canada)	17,152

		37,431

	Household Durables — 1.1%
360	Jarden Corp. (a)	18,608
609	Toll Brothers, Inc. (a)	23,239

		41,847

	Media — 2.3%
991	Time Warner, Inc.	86,614

	Multiline Retail — 2.4%
85	Kohl’s Corp.	5,297
1,012	Target Corp.	82,577

		87,874

	Specialty Retail — 2.5%
526	Best Buy Co., Inc.	17,159
1,095	Lowe’s Cos., Inc.	73,346

		90,505

	Total Consumer Discretionary	415,460

	Consumer Staples — 8.2%
	Beverages — 0.2%
122	Molson Coors Brewing Co., Class B	8,489

	Food & Staples Retailing — 2.5%
168	CVS Health Corp.	17,578
1,050	Kroger Co. (The)	76,106

		93,684

	Food Products — 3.9%
1,490	Archer-Daniels-Midland Co. (m)	71,858
295	Bunge Ltd.	25,892
298	Ingredion, Inc.	23,783
927	Pilgrim’s Pride Corp.	21,286

		142,819

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 0.9%
213	Energizer Holdings, Inc.	27,954
58	Spectrum Brands Holdings, Inc.	5,865

		33,819

	Personal Products — 0.4%
260	Herbalife Ltd. (a)	14,312

	Tobacco — 0.3%
125	Reynolds American, Inc.	9,346

	Total Consumer Staples	302,469

	Energy — 8.0%
	Energy Equipment & Services — 3.0%
369	Baker Hughes, Inc.	22,755
621	Cameron International Corp. (a)	32,501
272	Ensco plc, (United Kingdom), Class A	6,064
140	Halliburton Co.	6,021
736	National Oilwell Varco, Inc.	35,539
113	Schlumberger Ltd.	9,705

		112,585

	Oil, Gas & Consumable Fuels — 5.0%
117	ConocoPhillips	7,167
644	Denbury Resources, Inc.	4,096
226	HollyFrontier Corp.	9,631
338	Marathon Oil Corp.	8,973
461	Marathon Petroleum Corp.	24,104
1,046	Oasis Petroleum, Inc. (a)	16,574
423	Occidental Petroleum Corp.	32,873
191	Tesoro Corp.	16,114
965	Valero Energy Corp.	60,422
472	WPX Energy, Inc. (a)	5,799

		185,753

	Total Energy	298,338

	Financials — 14.5%
	Banks — 6.3%
1,175	Bank of America Corp.	19,993
759	Citigroup, Inc.	41,911
494	Fifth Third Bancorp	10,291
162	KeyCorp	2,429
338	PNC Financial Services Group, Inc. (The)	32,349
2,209	Wells Fargo & Co.	124,231

		231,204

	Capital Markets — 0.8%
234	Ameriprise Financial, Inc.	29,259

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Consumer Finance — 1.4%
914	Discover Financial Services	52,670

	Diversified Financial Services — 0.2%
164	Voya Financial, Inc.	7,598

	Insurance — 3.6%
189	Allstate Corp. (The)	12,241
199	Aspen Insurance Holdings Ltd., (Bermuda)	9,532
161	Everest Re Group Ltd., (Bermuda)	29,322
274	Lincoln National Corp.	16,226
206	PartnerRe Ltd., (Bermuda)	26,510
197	Prudential Financial, Inc.	17,198
243	Travelers Cos., Inc. (The)	23,459

		134,488

	Real Estate Investment Trusts (REITs) — 1.1%
509	American Capital Agency Corp. (m)	9,352
429	Annaly Capital Management, Inc. (m)	3,946
455	RLJ Lodging Trust (m)	13,535
150	Vornado Realty Trust (m)	14,268

		41,101

	Real Estate Management & Development — 1.1%
338	CBRE Group, Inc., Class A (a)	12,514
171	Jones Lang LaSalle, Inc.	29,275

		41,789

	Total Financials	538,109

	Health Care — 15.6%
	Biotechnology — 3.8%
472	Amgen, Inc.	72,431
379	Gilead Sciences, Inc.	44,385
184	Vertex Pharmaceuticals, Inc. (a)	22,757

		139,573

	Health Care Equipment & Supplies — 2.4%
1,044	Medtronic plc, (Ireland)	77,338
120	Stryker Corp.	11,440

		88,778

	Health Care Providers & Services — 6.5%
319	Aetna, Inc.	40,672
511	Anthem, Inc.	83,941
492	Health Net, Inc. (a)	31,528
219	LifePoint Health, Inc. (a)	19,025
253	McKesson Corp.	56,967
133	Molina Healthcare, Inc. (a)	9,343

		241,476

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 2.9%
107	Merck & Co., Inc.	6,103
3,026	Pfizer, Inc.	101,456

		107,559

	Total Health Care	577,386

	Industrials — 10.0%
	Aerospace & Defense — 4.3%
135	Curtiss-Wright Corp.	9,765
203	General Dynamics Corp.	28,692
104	Huntington Ingalls Industries, Inc.	11,732
487	Northrop Grumman Corp.	77,253
553	Spirit AeroSystems Holdings, Inc., Class A (a)	30,498

		157,940

	Airlines — 2.2%
171	Alaska Air Group, Inc.	10,985
1,211	Delta Air Lines, Inc.	49,744
673	Southwest Airlines Co.	22,273

		83,002

	Commercial Services & Supplies — 0.8%
1,145	Pitney Bowes, Inc.	23,825
286	R.R. Donnelley & Sons Co.	4,985

		28,810

	Construction & Engineering — 0.4%
480	AECOM (a)	15,878

	Industrial Conglomerates — 0.1%
25	Danaher Corp.	2,140

	Machinery — 2.2%
486	Allison Transmission Holdings, Inc.	14,226
80	IDEX Corp.	6,279
686	Illinois Tool Works, Inc.	62,959

		83,464

	Total Industrials	371,234

	Information Technology — 21.8%
	Communications Equipment — 0.5%
1,648	Brocade Communications Systems, Inc.	19,577

	Internet Software & Services — 2.0%
761	eBay, Inc. (a)	45,837
442	VeriSign, Inc. (a)	27,280

		73,117

	IT Services — 3.4%
270	Amdocs Ltd.	14,745
549	Leidos Holdings, Inc.	22,155

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	IT Services — continued
115	MasterCard, Inc., Class A	10,759
1,005	Visa, Inc., Class A	67,466
509	Western Union Co. (The)	10,344

		125,469

	Semiconductors & Semiconductor Equipment — 2.9%
570	Broadcom Corp., Class A	29,354
413	KLA-Tencor Corp.	23,187
287	Lam Research Corp.	23,364
628	NVIDIA Corp.	12,635
1,055	Teradyne, Inc.	20,341

		108,881

	Software — 6.3%
932	Activision Blizzard, Inc.	22,573
34	Citrix Systems, Inc. (a)	2,372
461	Electronic Arts, Inc. (a)	30,623
2,429	Microsoft Corp.	107,236
1,777	Oracle Corp.	71,613

		234,417

	Technology Hardware, Storage & Peripherals — 6.7%
1,718	Apple, Inc. (m)	215,456
596	Hewlett-Packard Co.	17,880
248	SanDisk Corp.	14,456

		247,792

	Total Information Technology	809,253

	Materials — 3.3%
	Chemicals — 1.8%
632	LyondellBasell Industries N.V., Class A	65,456

	Containers & Packaging — 0.8%
582	Sealed Air Corp.	29,918

SHARES	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.7%
529	International Paper Co.	25,151

	Total Materials	120,525

	Telecommunication Services — 3.0%
	Diversified Telecommunication Services — 3.0%
863	AT&T, Inc.	30,640
709	CenturyLink, Inc.	20,831
1,689	Frontier Communications Corp.	8,360
1,082	Verizon Communications, Inc.	50,432

	Total Telecommunication Services	110,263

	Utilities — 2.3%
	Electric Utilities — 0.8%
418	Entergy Corp.	29,455

	Gas Utilities — 0.7%
831	UGI Corp.	28,638

	Multi-Utilities — 0.8%
733	Public Service Enterprise Group, Inc.	28,800

	Total Utilities	86,893

	Total Common Stocks (Cost $2,927,746)	3,629,930

Short-Term Investment — 2.2%
	Investment Company — 2.2%
82,114	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $82,114)	82,114

	Total Investments — 100.1% (Cost $3,009,860)	3,712,044
	Liabilities in Excess of Other Assets — (0.1)% (c)	(2,407)

	NET ASSETS — 100.0%	$3,709,637

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
751	E-mini S&P 500	09/18/15	USD	$77,143	$(1,134)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	19

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.1%
	Consumer Discretionary — 19.1%
	Auto Components — 0.5%
56	Delphi Automotive plc, (United Kingdom)	4,739

	Diversified Consumer Services — 1.7%
170	Apollo Education Group, Inc. (a)	2,187
8	Graham Holdings Co., Class B	8,600
112	H&R Block, Inc.	3,330
113	ServiceMaster Global Holdings, Inc. (a)	4,080

		18,197

	Hotels, Restaurants & Leisure — 1.6%
129	Darden Restaurants, Inc.	9,134
214	Restaurant Brands International, Inc., (Canada)	8,176

		17,310

	Household Durables — 0.8%
11	Harman International Industries, Inc.	1,249
199	Toll Brothers, Inc. (a)	7,596

		8,845

	Internet & Catalog Retail — 0.4%
33	Expedia, Inc.	3,609

	Media — 5.4%
10	CBS Corp. (Non-Voting), Class B	566
129	DIRECTV (a)	11,998
109	DISH Network Corp., Class A (a)	7,394
60	Interpublic Group of Cos., Inc. (The)	1,152
1,554	Sirius XM Holdings, Inc. (a)	5,796
237	Time Warner, Inc.	20,708
190	Twenty-First Century Fox, Inc., Class A	6,184
50	Viacom, Inc., Class B	3,251

		57,049

	Multiline Retail — 2.1%
31	Kohl’s Corp.	1,941
248	Target Corp.	20,228

		22,169

	Specialty Retail — 5.6%
136	Foot Locker, Inc.	9,087
257	Home Depot, Inc. (The)	28,516
294	Lowe’s Cos., Inc.	19,696
126	Staples, Inc.	1,927

		59,226

	Textiles, Apparel & Luxury Goods — 1.0%
74	Carter’s, Inc.	7,909
77	Hanesbrands, Inc.	2,572

		10,481

	Total Consumer Discretionary	201,625

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 9.4%
	Beverages — 2.0%
52	Monster Beverage Corp. (a)	6,969
154	PepsiCo, Inc.	14,374

		21,343

	Food & Staples Retailing — 1.8%
262	Kroger Co. (The)	19,012

	Food Products — 3.6%
405	Archer-Daniels-Midland Co.	19,524
44	Bunge Ltd.	3,837
97	Ingredion, Inc.	7,734
323	Pilgrim’s Pride Corp.	7,417

		38,512

	Household Products — 0.5%
39	Energizer Holdings, Inc.	5,144

	Personal Products — 0.5%
91	Herbalife Ltd. (a)	5,030

	Tobacco — 1.0%
191	Altria Group, Inc.	9,352
11	Reynolds American, Inc.	840

		10,192

	Total Consumer Staples	99,233

	Energy — 1.3%
	Energy Equipment & Services — 0.9%
155	Cameron International Corp. (a)	8,133
42	Ensco plc, (United Kingdom), Class A	940

		9,073

	Oil, Gas & Consumable Fuels — 0.4%
38	Marathon Oil Corp.	1,003
223	Oasis Petroleum, Inc. (a)	3,530

		4,533

	Total Energy	13,606

	Financials — 3.8%
	Consumer Finance — 0.6%
109	Discover Financial Services	6,275

	Diversified Financial Services — 1.0%
82	Moody’s Corp.	8,885
43	Voya Financial, Inc.	2,008

		10,893

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — 0.4%
14	Assurant, Inc.	938
23	Prudential Financial, Inc.	1,995
32	Validus Holdings Ltd., (Bermuda)	1,399

		4,332

	Real Estate Investment Trusts (REITs) — 1.3%
145	American Tower Corp. (m)	13,564

	Real Estate Management & Development — 0.5%
146	CBRE Group, Inc., Class A (a)	5,413

	Total Financials	40,477

	Health Care — 17.9%
	Biotechnology — 8.4%
201	Amgen, Inc.	30,873
33	Celgene Corp. (a)	3,866
328	Gilead Sciences, Inc.	38,437
29	United Therapeutics Corp. (a)	4,992
86	Vertex Pharmaceuticals, Inc. (a)	10,632

		88,800

	Health Care Equipment & Supplies — 0.8%
59	Edwards Lifesciences Corp. (a)	8,403

	Health Care Providers & Services — 7.7%
19	Aetna, Inc.	2,473
56	AmerisourceBergen Corp.	5,955
127	Anthem, Inc.	20,846
217	Cardinal Health, Inc.	18,152
103	Centene Corp. (a)	8,265
140	Health Net, Inc. (a)	8,989
37	McKesson Corp.	8,273
118	Molina Healthcare, Inc. (a)	8,267

		81,220

	Pharmaceuticals — 1.0%
27	Bristol-Myers Squibb Co.	1,803
238	Pfizer, Inc.	7,984

		9,787

	Total Health Care	188,210

	Industrials — 10.7%
	Aerospace & Defense — 5.4%
113	Curtiss-Wright Corp.	8,171
132	General Dynamics Corp.	18,760
64	Huntington Ingalls Industries, Inc.	7,172
42	Northrop Grumman Corp.	6,662
155	Spirit AeroSystems Holdings, Inc., Class A (a)	8,559
36	TransDigm Group, Inc. (a)	8,155

		57,479

SHARES	SECURITY DESCRIPTION	VALUE($)

	Airlines — 3.2%
82	Alaska Air Group, Inc.	5,270
454	Delta Air Lines, Inc.	18,634
307	Southwest Airlines Co.	10,146

		34,050

	Commercial Services & Supplies — 1.0%
52	Cintas Corp.	4,356
233	Pitney Bowes, Inc.	4,847
64	R.R. Donnelley & Sons Co.	1,114

		10,317

	Machinery — 1.1%
249	Allison Transmission Holdings, Inc.	7,280
42	Illinois Tool Works, Inc.	3,883

		11,163

	Total Industrials	113,009

	Information Technology — 29.3%
	Internet Software & Services — 3.3%
224	eBay, Inc. (a)	13,494
87	IAC/InterActiveCorp	6,907
130	VeriSign, Inc. (a)	8,048
156	Yahoo!, Inc. (a)	6,133

		34,582

	IT Services — 3.6%
84	Amdocs Ltd.	4,558
29	Computer Sciences Corp.	1,890
89	Leidos Holdings, Inc.	3,593
413	Visa, Inc., Class A	27,713

		37,754

	Semiconductors & Semiconductor Equipment — 3.6%
288	Broadcom Corp., Class A	14,819
98	Lam Research Corp.	7,980
387	NVIDIA Corp.	7,785
394	Teradyne, Inc.	7,604

		38,188

	Software — 10.5%
325	Activision Blizzard, Inc.	7,876
185	Aspen Technology, Inc. (a)	8,431
81	Citrix Systems, Inc. (a)	5,655
132	Electronic Arts, Inc. (a)	8,771
53	Fortinet, Inc. (a)	2,207
879	Microsoft Corp.	38,788
716	Oracle Corp.	28,835
7	Red Hat, Inc. (a)	509

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
30	Tableau Software, Inc., Class A (a)	3,482
78	VMware, Inc., Class A (a)	6,713

		111,267

	Technology Hardware, Storage & Peripherals — 8.3%
663	Apple, Inc. (m)	83,112
73	SanDisk Corp.	4,256

		87,368

	Total Information Technology	309,159

	Materials — 3.5%
	Chemicals — 1.6%
161	LyondellBasell Industries N.V., Class A	16,688

	Containers & Packaging — 1.6%
146	Crown Holdings, Inc. (a)	7,719
176	Sealed Air Corp.	9,038

		16,757

	Metals & Mining — 0.1%
57	United States Steel Corp.	1,171

	Paper & Forest Products — 0.2%
50	International Paper Co.	2,384

	Total Materials	37,000

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 1.7%
303	AT&T, Inc.	10,755
229	CenturyLink, Inc.	6,741

	Total Telecommunication Services	17,496

	Utilities — 0.4%
	Electric Utilities — 0.4%
57	Entergy Corp.	4,047

	Total Common Stocks (Cost $806,801)	1,023,862

Short-Term Investment — 3.0%
	Investment Company — 3.0%
31,742	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $31,742)	31,742

	Total Investments — 100.1% (Cost $838,543)	1,055,604
	Liabilities in Excess of Other Assets — (0.1)% (c)	(775)

	NET ASSETS — 100.0%	$1,054,829

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
272	E-mini S&P 500	09/18/15	USD	$27,940	$(490)

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.7%
	Consumer Discretionary — 13.7%
	Auto Components — 2.1%
132	Goodyear Tire & Rubber Co. (The)	3,968
145	Lear Corp.	16,244

		20,212

	Diversified Consumer Services — 0.1%
28	ServiceMaster Global Holdings, Inc. (a)	995

	Hotels, Restaurants & Leisure — 0.6%
1	Chipotle Mexican Grill, Inc. (a)	302
79	Darden Restaurants, Inc.	5,644

		5,946

	Household Durables — 0.5%
89	Jarden Corp. (a)	4,616

	Internet & Catalog Retail — 1.3%
325	Groupon, Inc. (a)	1,635
157	Liberty Interactive Corp. QVC Group, Class A (a)	4,359
181	Liberty Ventures, Series A (a)	7,092

		13,086

	Media — 1.8%
114	Cablevision Systems Corp., Class A	2,732
23	Charter Communications, Inc., Class A (a)	3,939
203	Interpublic Group of Cos., Inc. (The)	3,904
128	John Wiley & Sons, Inc., Class A	6,970

		17,545

	Multiline Retail — 1.9%
90	Dillard’s, Inc., Class A	9,499
135	Macy’s, Inc.	9,108

		18,607

	Specialty Retail — 4.2%
410	Best Buy Co., Inc.	13,377
19	Murphy USA, Inc. (a)	1,038
287	Ross Stores, Inc.	13,932
549	Staples, Inc.	8,410
24	Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,691

		40,448

	Textiles, Apparel & Luxury Goods — 1.2%
18	Carter’s, Inc.	1,945
92	Skechers U.S.A., Inc., Class A (a)	10,046

		11,991

	Total Consumer Discretionary	133,446

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 5.7%
	Food & Staples Retailing — 1.0%
131	Kroger Co. (The)	9,499

	Food Products — 3.8%
233	Bunge Ltd.	20,422
111	Ingredion, Inc.	8,883
178	Tyson Foods, Inc., Class A	7,571

		36,876

	Personal Products — 0.5%
98	Herbalife Ltd. (a)	5,421

	Tobacco — 0.4%
57	Reynolds American, Inc.	4,226

	Total Consumer Staples	56,022

	Energy — 6.0%
	Energy Equipment & Services — 1.3%
9	Baker Hughes, Inc.	586
52	Cameron International Corp. (a)	2,734
322	Nabors Industries Ltd., (Bermuda)	4,652
118	Rowan Cos. plc, Class A	2,500
213	Seadrill Ltd., (Bermuda)	2,200

		12,672

	Oil, Gas & Consumable Fuels — 4.7%
40	Cimarex Energy Co.	4,440
147	EQT Corp.	11,981
301	Marathon Oil Corp.	7,994
42	Marathon Petroleum Corp.	2,176
62	Murphy Oil Corp.	2,573
44	Newfield Exploration Co. (a)	1,571
9	Noble Energy, Inc.	388
79	PBF Energy, Inc., Class A	2,234
26	QEP Resources, Inc.	485
39	Valero Energy Corp.	2,429
142	World Fuel Services Corp.	6,804
216	WPX Energy, Inc. (a)	2,653

		45,728

	Total Energy	58,400

	Financials — 20.3%
	Banks — 3.1%
70	East West Bancorp, Inc.	3,155
32	Fifth Third Bancorp	662
110	Huntington Bancshares, Inc.	1,244
363	KeyCorp	5,445
83	PacWest Bancorp	3,872

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Banks — continued
382	Regions Financial Corp.	3,962
15	Signature Bank (a)	2,225
66	SVB Financial Group (a)	9,531

		30,096

	Capital Markets — 1.2%
22	Affiliated Managers Group, Inc. (a)	4,700
23	E*TRADE Financial Corp. (a)	677
77	Lazard Ltd., (Bermuda), Class A	4,330
12	Northern Trust Corp.	895
12	Raymond James Financial, Inc.	691
21	TD Ameritrade Holding Corp.	755

		12,048

	Consumer Finance — 1.8%
216	Discover Financial Services	12,446
142	Synchrony Financial (a)	4,666

		17,112

	Diversified Financial Services — 0.7%
8	Intercontinental Exchange, Inc.	1,878
78	MSCI, Inc.	4,783

		6,661

	Insurance — 4.4%
79	Allied World Assurance Co. Holdings AG, (Switzerland)	3,419
81	American Financial Group, Inc.	5,262
6	American National Insurance Co.	583
25	Aon plc, (United Kingdom)	2,482
30	Arch Capital Group Ltd., (Bermuda) (a)	2,012
9	Aspen Insurance Holdings Ltd., (Bermuda)	426
39	Assurant, Inc.	2,623
133	Assured Guaranty Ltd., (Bermuda)	3,184
19	Axis Capital Holdings Ltd., (Bermuda)	1,035
23	Endurance Specialty Holdings Ltd., (Bermuda)	1,524
9	Everest Re Group Ltd., (Bermuda)	1,620
16	FNF Group	586
60	Hanover Insurance Group, Inc. (The)	4,412
53	Hartford Financial Services Group, Inc. (The)	2,187
36	Lincoln National Corp.	2,132
48	Principal Financial Group, Inc.	2,467
24	Torchmark Corp.	1,422
111	Unum Group	3,965
37	Validus Holdings Ltd., (Bermuda)	1,636

		42,977

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 7.1%
92	Annaly Capital Management, Inc. (m)	842
89	Apartment Investment & Management Co., Class A (m)	3,276
4	AvalonBay Communities, Inc. (m)	576
10	Boston Properties, Inc. (m)	1,198
85	Brandywine Realty Trust (m)	1,134
146	Brixmor Property Group, Inc. (m)	3,372
16	Camden Property Trust (m)	1,203
20	Corrections Corp. of America (m)	652
22	Crown Castle International Corp. (m)	1,775
36	Douglas Emmett, Inc. (m)	973
322	Duke Realty Corp. (m)	5,970
52	Equity Commonwealth (a) (m)	1,334
54	Equity LifeStyle Properties, Inc. (m)	2,845
23	Equity Residential (m)	1,607
22	Extra Space Storage, Inc. (m)	1,428
16	Health Care REIT, Inc. (m)	1,050
168	Hospitality Properties Trust (m)	4,852
112	Host Hotels & Resorts, Inc. (m)	2,221
17	Mid-America Apartment Communities, Inc. (m)	1,223
73	NorthStar Realty Finance Corp. (m)	1,154
44	Post Properties, Inc. (m)	2,392
20	Regency Centers Corp. (m)	1,197
126	Retail Properties of America, Inc., Class A (m)	1,754
9	SL Green Realty Corp. (m)	989
39	Taubman Centers, Inc. (m)	2,710
42	Ventas, Inc. (m)	2,625
53	Vornado Realty Trust (m)	5,069
357	Weyerhaeuser Co. (m)	11,258
40	WP Carey, Inc. (m)	2,369

		69,048

	Real Estate Management & Development — 2.0%
14	CBRE Group, Inc., Class A (a)	507
114	Jones Lang LaSalle, Inc.	19,477

		19,984

	Total Financials	197,926

	Health Care — 11.4%
	Biotechnology — 2.5%
38	Alnylam Pharmaceuticals, Inc. (a)	4,579
44	BioMarin Pharmaceutical, Inc. (a)	6,004
10	Intercept Pharmaceuticals, Inc. (a)	2,390
30	Juno Therapeutics, Inc. (a)	1,621
36	Medivation, Inc. (a)	4,157

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Biotechnology — continued
27	Puma Biotechnology, Inc. (a)	3,094
15	Receptos, Inc. (a)	2,813

		24,658

	Health Care Equipment & Supplies — 3.1%
5	Cooper Cos., Inc. (The)	908
52	Edwards Lifesciences Corp. (a)	7,435
374	Hologic, Inc. (a)	14,238
69	Zimmer Biomet Holdings, Inc.	7,537

		30,118

	Health Care Providers & Services — 4.1%
171	AmerisourceBergen Corp.	18,227
17	Cigna Corp.	2,689
135	Community Health Systems, Inc. (a)	8,476
37	Health Net, Inc. (a)	2,366
31	Humana, Inc.	5,853
53	Premier, Inc., Class A (a)	2,042

		39,653

	Pharmaceuticals — 1.7%
55	Akorn, Inc. (a)	2,397
73	Endo International plc, (Ireland) (a)	5,782
7	Jazz Pharmaceuticals plc, (Ireland) (a)	1,268
37	Perrigo Co. plc, (Ireland)	6,820

		16,267

	Total Health Care	110,696

	Industrials — 13.7%
	Aerospace & Defense — 3.4%
164	Huntington Ingalls Industries, Inc.	18,478
66	L-3 Communications Holdings, Inc.	7,506
4	Northrop Grumman Corp.	634
20	Orbital ATK, Inc.	1,467
87	Spirit AeroSystems Holdings, Inc., Class A (a)	4,811

		32,896

	Airlines — 2.1%
125	Delta Air Lines, Inc.	5,115
465	Southwest Airlines Co.	15,380

		20,495

	Commercial Services & Supplies — 1.4%
363	KAR Auction Services, Inc.	13,588

	Construction & Engineering — 2.3%
510	AECOM (a)	16,858
37	Fluor Corp.	1,945
94	Jacobs Engineering Group, Inc. (a)	3,810

		22,613

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.1%
35	Babcock & Wilcox Co. (The) (a)	1,145

	Machinery — 2.2%
97	Crane Co.	5,714
93	Ingersoll-Rand plc	6,250
78	Parker-Hannifin Corp.	9,068

		21,032

	Professional Services — 2.1%
232	ManpowerGroup, Inc.	20,727

	Road & Rail — 0.1%
21	Landstar System, Inc.	1,391

	Total Industrials	133,887

	Information Technology — 15.6%
	Communications Equipment — 0.5%
29	Harris Corp.	2,265
116	Juniper Networks, Inc.	3,023

		5,288

	Internet Software & Services — 2.5%
37	Equinix, Inc. (m)	9,322
72	IAC/InterActiveCorp	5,720
247	Twitter, Inc. (a)	8,954

		23,996

	IT Services — 4.8%
2	Alliance Data Systems Corp. (a)	715
165	Booz Allen Hamilton Holding Corp.	4,172
82	Computer Sciences Corp.	5,363
293	Leidos Holdings, Inc.	11,811
312	Vantiv, Inc., Class A (a)	11,911
1,204	Xerox Corp.	12,810

		46,782

	Semiconductors & Semiconductor Equipment — 3.5%
423	Applied Materials, Inc.	8,122
74	First Solar, Inc. (a)	3,453
50	Lam Research Corp.	4,027
411	Marvell Technology Group Ltd., (Bermuda)	5,424
237	Micron Technology, Inc. (a)	4,467
330	ON Semiconductor Corp. (a)	3,852
48	Skyworks Solutions, Inc.	4,945

		34,290

	Software — 1.4%
112	CA, Inc.	3,286
142	Cadence Design Systems, Inc. (a)	2,782

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	25

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
72	Citrix Systems, Inc. (a)	5,052
44	Electronic Arts, Inc. (a)	2,926

		14,046

	Technology Hardware, Storage & Peripherals — 2.9%
275	Lexmark International, Inc., Class A	12,173
170	NCR Corp. (a)	5,105
105	SanDisk Corp.	6,107
57	Western Digital Corp.	4,446

		27,831

	Total Information Technology	152,233

	Materials — 5.2%
	Chemicals — 1.8%
38	Ashland, Inc.	4,572
58	Cabot Corp.	2,148
15	Huntsman Corp.	320
95	PPG Industries, Inc.	10,910

		17,950

	Containers & Packaging — 1.3%
22	Avery Dennison Corp.	1,316
83	Crown Holdings, Inc. (a)	4,407
69	Rock-Tenn Co., Class A	4,160
56	Sealed Air Corp.	2,888

		12,771

	Metals & Mining — 1.3%
79	Alcoa, Inc. (m)	882
11	Compass Minerals International, Inc.	904
10	Nucor Corp.	423
375	Steel Dynamics, Inc.	7,776
138	United States Steel Corp.	2,835

		12,820

	Paper & Forest Products — 0.8%
54	Domtar Corp., (Canada)	2,236
105	International Paper Co.	4,987

		7,223

	Total Materials	50,764

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.7%
1,371	Frontier Communications Corp.	6,787
	Wireless Telecommunication Services — 0.3%
25	SBA Communications Corp., Class A (a)	2,897

	Total Telecommunication Services	9,684

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 5.1%
	Electric Utilities — 0.5%
66	Entergy Corp.	4,674
9	Pinnacle West Capital Corp. (m)	495

		5,169

	Gas Utilities — 0.9%
264	UGI Corp.	9,086

	Independent Power & Renewable Electricity Producers — 0.6%
420	AES Corp.	5,575

	Multi-Utilities — 3.1%
42	Alliant Energy Corp.	2,410
51	Ameren Corp.	1,933
135	CenterPoint Energy, Inc.	2,563
125	CMS Energy Corp.	3,993
39	Consolidated Edison, Inc.	2,234
67	DTE Energy Co.	5,001
101	Public Service Enterprise Group, Inc.	3,959
62	Sempra Energy	6,114
111	TECO Energy, Inc.	1,958

		30,165

	Total Utilities	49,995

	Total Common Stocks (Cost $829,917)	953,053

NUMBER OF RIGHTS
Rights — 0.0% (g)
	Consumer Staples — 0.0% (g)
	Food & Staples Retailing — 0.0% (g)
121	Safeway, Inc., expiring 01/30/18 (i)	8
121	Safeway, Inc., expiring 01/30/17 (i)	6

	Total Rights (Cost $—)	14

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
19,863	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $19,863)	19,863

	Total Investments — 99.7% (Cost $849,780)	972,930
	Other Assets in Excess of Liabilities — 0.3% (c)	2,619

	NET ASSETS — 100.0%	$975,549

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
130	S&P Mid Cap 400	09/18/15	USD	$19,475	$(294)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 5.5%
	Automobiles — 1.0%
1,214	Ford Motor Co.	18,218

	Hotels, Restaurants & Leisure — 0.8%
210	Darden Restaurants, Inc.	14,948

	Household Durables — 0.5%
435	PulteGroup, Inc.	8,763

	Media — 1.6%
3,861	Sirius XM Holdings, Inc. (a)	14,403
158	Time Warner, Inc.	13,828

		28,231

	Multiline Retail — 1.0%
105	Dillard’s, Inc., Class A	10,992
99	Macy’s, Inc.	6,653

		17,645

	Specialty Retail — 0.6%
644	Staples, Inc.	9,854

	Total Consumer Discretionary	97,659

	Consumer Staples — 6.8%
	Food & Staples Retailing — 2.5%
108	CVS Health Corp.	11,275
452	Kroger Co. (The)	32,782

		44,057

	Food Products — 2.3%
738	Archer-Daniels-Midland Co. (m)	35,572
283	Pilgrim’s Pride Corp.	6,505

		42,077

	Household Products — 1.4%
102	Energizer Holdings, Inc.	13,431
46	Kimberly-Clark Corp.	4,832
73	Spectrum Brands Holdings, Inc.	7,456

		25,719

	Personal Products — 0.6%
187	Herbalife Ltd. (a)	10,296

	Total Consumer Staples	122,149

	Energy — 14.1%
	Energy Equipment & Services — 4.6%
72	Baker Hughes, Inc.	4,455
285	Cameron International Corp. (a)	14,920
661	Ensco plc, (United Kingdom), Class A	14,716
169	FMC Technologies, Inc. (a)	6,999
140	Frank’s International N.V., (Netherlands)	2,640

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
323	National Oilwell Varco, Inc.	15,609
935	Noble Corp. plc, (United Kingdom)	14,396
102	Schlumberger Ltd.	8,791

		82,526

	Oil, Gas & Consumable Fuels — 9.5%
157	Chevron Corp.	15,132
334	ConocoPhillips	20,517
143	Devon Energy Corp.	8,519
201	Exxon Mobil Corp. (m)	16,698
393	Marathon Oil Corp.	10,425
382	Marathon Petroleum Corp.	19,993
495	Oasis Petroleum, Inc. (a)	7,850
337	Occidental Petroleum Corp.	26,201
650	Valero Energy Corp.	40,671
224	WPX Energy, Inc. (a)	2,745

		168,751

	Total Energy	251,277

	Financials — 28.1%
	Banks — 11.3%
2,728	Bank of America Corp.	46,438
1,032	Citigroup, Inc.	57,001
826	KeyCorp	12,405
83	PNC Financial Services Group, Inc. (The)	7,956
112	Popular, Inc., (Puerto Rico) (a)	3,241
1,319	Wells Fargo & Co.	74,156

		201,197

	Capital Markets — 2.5%
111	Ameriprise Financial, Inc.	13,867
93	Goldman Sachs Group, Inc. (The)	19,344
112	Legg Mason, Inc.	5,771
132	Morgan Stanley	5,117

		44,099

	Consumer Finance — 1.5%
469	Discover Financial Services	27,024

	Diversified Financial Services — 1.0%
402	Voya Financial, Inc.	18,699

	Insurance — 7.6%
440	Allstate Corp. (The)	28,530
57	Aspen Insurance Holdings Ltd., (Bermuda)	2,725
256	Axis Capital Holdings Ltd., (Bermuda)	13,684
82	Everest Re Group Ltd., (Bermuda)	14,979
353	Hartford Financial Services Group, Inc. (The)	14,678
138	Lincoln National Corp.	8,155

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Insurance — continued
60	PartnerRe Ltd., (Bermuda)	7,646
304	Prudential Financial, Inc.	26,562
31	Travelers Cos., Inc. (The)	3,016
341	Validus Holdings Ltd., (Bermuda)	14,992

		134,967

	Real Estate Investment Trusts (REITs) — 2.9%
510	American Capital Agency Corp. (m)	9,369
308	Annaly Capital Management, Inc. (m)	2,828
204	Hospitality Properties Trust (m)	5,888
690	NorthStar Realty Finance Corp. (m)	10,964
392	Piedmont Office Realty Trust, Inc., Class A (m)	6,900
448	RLJ Lodging Trust (m)	13,332
36	Vornado Realty Trust (m)	3,446

		52,727

	Real Estate Management & Development — 1.3%
262	CBRE Group, Inc., Class A (a)	9,683
83	Jones Lang LaSalle, Inc.	14,142

		23,825

	Total Financials	502,538

	Health Care — 12.1%
	Biotechnology — 2.4%
11	Amgen, Inc.	1,658
247	Gilead Sciences, Inc.	28,860
73	United Therapeutics Corp. (a)	12,733

		43,251

	Health Care Equipment & Supplies — 0.9%
292	Alere, Inc. (a)	15,392

	Health Care Providers & Services — 5.0%
90	Aetna, Inc.	11,459
249	Anthem, Inc.	40,854
70	Cardinal Health, Inc.	5,814
131	Express Scripts Holding Co. (a)	11,633
234	Health Net, Inc. (a)	15,030
64	Molina Healthcare, Inc. (a)	4,485

		89,275

	Pharmaceuticals — 3.8%
2,047	Pfizer, Inc.	68,647

	Total Health Care	216,565

	Industrials — 10.4%
	Aerospace & Defense — 5.4%
164	Curtiss-Wright Corp.	11,902

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — continued
255	General Dynamics Corp.	36,060
210	Northrop Grumman Corp.	33,376
266	Spirit AeroSystems Holdings, Inc., Class A (a)	14,637

		95,975

	Airlines — 1.7%
38	Alaska Air Group, Inc.	2,455
420	Delta Air Lines, Inc.	17,270
325	Southwest Airlines Co.	10,757

		30,482

	Commercial Services & Supplies — 1.0%
545	Pitney Bowes, Inc.	11,339
347	R.R. Donnelley & Sons Co.	6,047

		17,386

	Construction & Engineering — 0.2%
143	AECOM (a)	4,720

	Machinery — 2.1%
57	Deere & Co.	5,532
324	Illinois Tool Works, Inc.	29,703
22	Parker-Hannifin Corp.	2,583

		37,818

	Total Industrials	186,381

	Information Technology — 10.8%
	Communications Equipment — 0.6%
175	QUALCOMM, Inc.	10,941

	Electronic Equipment, Instruments & Components — 0.1%
121	Vishay Intertechnology, Inc.	1,418

	Internet Software & Services — 0.3%
100	VeriSign, Inc. (a)	6,197

	IT Services — 2.2%
132	Amdocs Ltd.	7,211
385	CoreLogic, Inc. (a)	15,296
81	International Business Machines Corp.	13,192
46	Leidos Holdings, Inc.	1,837
87	Western Union Co. (The)	1,775

		39,311

	Semiconductors & Semiconductor Equipment — 1.5%
141	Intel Corp.	4,288
130	Lam Research Corp.	10,608
642	Micron Technology, Inc. (a)	12,086

		26,982

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — 1.8%
640	Oracle Corp.	25,784
411	Rovi Corp. (a)	6,559

		32,343

	Technology Hardware, Storage & Peripherals — 4.3%
277	Apple, Inc. (m)	34,793
1,078	Hewlett-Packard Co.	32,348
154	SanDisk Corp.	8,960

		76,101

	Total Information Technology	193,293

	Materials — 3.6%
	Chemicals — 2.0%
336	LyondellBasell Industries N.V., Class A	34,762

	Containers & Packaging — 0.8%
285	Sealed Air Corp.	14,623

	Paper & Forest Products — 0.8%
86	Domtar Corp., (Canada)	3,552
217	International Paper Co.	10,303

		13,855

	Total Materials	63,240

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
329	AT&T, Inc.	11,693
393	CenturyLink, Inc.	11,538
564	Frontier Communications Corp.	2,792

	Total Telecommunication Services	26,023

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 5.3%
	Electric Utilities — 3.0%
473	American Electric Power Co., Inc.	25,034
203	Entergy Corp.	14,290
155	NextEra Energy, Inc.	15,224

		54,548

	Gas Utilities — 0.8%
430	UGI Corp.	14,815

	Independent Power & Renewable Electricity Producers — 0.7%
898	AES Corp.	11,908

	Multi-Utilities — 0.8%
349	Public Service Enterprise Group, Inc.	13,701

	Total Utilities	94,972

	Total Common Stocks (Cost $1,413,555)	1,754,097

Short-Term Investment — 2.3%
	Investment Company — 2.3%
41,990	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $41,990)	41,990

	Total Investments — 100.5% (Cost $1,455,545)	1,796,087
	Liabilities in Excess of Other Assets — (0.5)% (c)	(8,304)

	NET ASSETS — 100.0%	$1,787,783

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
293	E-mini S&P 500	09/18/15	USD	$30,097	$(443)

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

JPMorgan Intrepid Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than 1,000 shares.
(i)	— Security has been deemed illiquid and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund		Intrepid Growth Fund
ASSETS:
Investments in non-affiliates, at value	$22,385		$3,629,930		$1,023,862
Investments in affiliates, at value	264		82,114		31,742

Total investment securities, at value	22,649		3,712,044		1,055,604
Deposits at broker for futures contracts	—		3,833		1,268
Receivables:
Investment securities sold	—		13,631		79,291
Fund shares sold	20		652		689
Dividends from non-affiliates	22		2,473		562
Dividends from affiliates	—	(a)	6		2
Variation margin on futures contracts	—		154		53
Due from Adviser	1		—		—

Total Assets	22,692		3,732,793		1,137,469

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	(a)	—	(a)
Investment securities purchased	—		20,681		81,781
Fund shares redeemed	1		298		187
Accrued liabilities:
Investment advisory fees	—		1,226		332
Administration fees	—	(a)	255		8
Distribution fees	7		49		53
Shareholder servicing fees	—		410		176
Custodian and accounting fees	11		48		15
Trustees’ and Chief Compliance Officer’s fees	—		7		1
Audit fees	26		34		33
Registration Fee	3		60		12
Other	4		88		42

Total Liabilities	52		23,156		82,640

Net Assets	$22,640		$3,709,637		$1,054,829

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Advantage Fund	Intrepid America Fund	Intrepid Growth Fund
NET ASSETS:
Paid-in-Capital	$20,073	$2,813,648	$1,000,897
Accumulated undistributed (distributions in excess of) net investment income	61	24,926	4,981
Accumulated net realized gains (losses)	(2,070)	170,013	(167,620)
Net unrealized appreciation (depreciation)	4,576	701,050	216,571

Total Net Assets	$22,640	$3,709,637	$1,054,829

Net Assets:
Class A	$10,933	$184,225	$106,573
Class C	6,874	14,978	49,309
Class R2	—	2,923	1,205
Class R5	—	2,015,302	189,466
Select Class	4,833	1,492,209	708,276

Total	$22,640	$3,709,637	$1,054,829

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	321	4,838	2,600
Class C	207	397	1,225
Class R2	—	78	30
Class R5	—	52,462	4,608
Select Class	141	38,768	17,163

Net Asset Value (a):
Class A — Redemption price per share	$34.01	$38.08	$40.99
Class C — Offering price per share (b)	33.29	37.74	40.26
Class R2 — Offering and redemption price per share	—	37.45	40.39
Class R5 — Offering and redemption price per share	—	38.41	41.12
Select Class — Offering and redemption price per share	34.22	38.49	41.27
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$35.89	$40.19	$43.26

Cost of investments in non-affiliates	$17,809	$2,927,746	$806,801
Cost of investments in affiliates	264	82,114	31,742

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Mid Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$953,067		$1,754,097
Investments in affiliates, at value	19,863		41,990

Total investment securities, at value	972,930		1,796,087
Cash	—	(a)	—
Deposits at broker for futures contracts	933		1,781
Receivables:
Investment securities sold	81,696		134,533
Fund shares sold	2,803		3,044
Dividends from non-affiliates	1,048		1,663
Dividends from affiliates	1		2
Variation margin on futures contracts	17		74

Total Assets	1,059,428		1,937,184

LIABILITIES:
Payables:
Investment securities purchased	81,755		146,596
Fund shares redeemed	1,255		1,496
Accrued liabilities:
Investment advisory fees	480		478
Administration fees	46		52
Distribution fees	133		75
Shareholder servicing fees	48		169
Custodian and accounting fees	8		29
Trustees’ and Chief Compliance Officer’s fees	1		2
Other	153		504

Total Liabilities	83,879		149,401

Net Assets	$975,549		$1,787,783

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Mid Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid-in-Capital	$787,835	$1,413,159
Accumulated undistributed (distributions in excess of) net investment income	(23)	(17)
Accumulated net realized gains (losses)	64,881	34,542
Net unrealized appreciation (depreciation)	122,856	340,099

Total Net Assets	$975,549	$1,787,783

Net Assets:
Class A	$377,893	$173,149
Class C	87,191	53,413
Class R2	—	14,237
Class R5	—	83,859
Class R6	—	39,024
Select Class	510,465	1,424,101

Total	$975,549	$1,787,783

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	17,317	4,856
Class C	4,573	1,514
Class R2	—	401
Class R5	—	2,337
Class R6	—	1,087
Select Class	22,423	39,785

Net Asset Value (a):
Class A — Redemption price per share	$21.82	$35.66
Class C — Offering price per share (b)	19.07	35.29
Class R2 — Offering and redemption price per share	—	35.48
Class R5 — Offering and redemption price per share	—	35.88
Class R6 — Offering and redemption price per share	—	35.89
Select Class — Offering and redemption price per share	22.77	35.80
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$23.03	$37.64

Cost of investments in non-affiliates	$829,917	$1,413,555
Cost of investments in affiliates	19,863	41,990

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund	Intrepid Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$422		$72,263	$14,122
Dividend income from affiliates	—	(a)	35	12

Total investment income	422		72,298	14,134

EXPENSES:
Investment advisory fees	137		13,659	4,570
Administration fees	17		2,808	752
Distribution fees:
Class A	28		391	167
Class C	44		88	260
Class R2	—		8	4
Shareholder servicing fees:
Class A	28		391	167
Class C	15		29	87
Class R2	—		4	2
Class R5	—		845	74
Select Class	10		3,888	1,661
Custodian and accounting fees	30		116	43
Professional fees	39		77	53
Trustees’ and Chief Compliance Officer’s fees	—	(a)	35	9
Printing and mailing costs	2		61	24
Registration and filing fees	38		159	80
Transfer agent fees	16		370	218
Other	8		79	23

Total expenses	412		23,008	8,194

Less fees waived	(150)		(320)	(1,311)
Less expense reimbursements	(1)		— (a)	(4)

Net expenses	261		22,688	6,879

Net investment income (loss)	161		49,610	7,255

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,123		238,588	84,225
Futures	—		4,058	1,840
Foreign currency transactions	—		5	2

Net realized gain (loss)	1,123		242,651	86,067

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	181		(11,467)	1,167
Futures	—		(1,617)	(581)

Change in net unrealized appreciation/depreciation	181		(13,084)	586

Net realized/unrealized gains (losses)	1,304		229,567	86,653

Change in net assets resulting from operations	$1,465		$279,177	$93,908

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Mid Cap Fund	Intrepid Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1	$—
Dividend income from non-affiliates	11,569	35,189
Dividend income from affiliates	15	17

Total investment income	11,585	35,206

EXPENSES:
Investment advisory fees	5,103	6,685
Administration fees	645	1,374
Distribution fees:
Class A	704	366
Class B (a)	33	—
Class C	469	336
Class R2	—	27
Shareholder servicing fees:
Class A	704	366
Class B (a)	11	—
Class C	156	112
Class R2	—	14
Class R5	—	42
Select Class	1,092	3,403
Custodian and accounting fees	37	69
Professional fees	52	59
Trustees’ and Chief Compliance Officer’s fees	8	17
Printing and mailing costs	85	158
Registration and filing fees	132	175
Transfer agent fees	532	2,006
Other	15	131

Total expenses	9,778	15,340

Less fees waived	(1,449)	(3,160)
Less expense reimbursements	(14)	(7)

Net expenses	8,315	12,173

Net investment income (loss)	3,270	23,033

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	80,598	113,032
Futures	2,889	4,151

Net realized gain (loss)	83,487	117,183

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(52,471)	(54,752)
Futures	(467)	(727)

Change in net unrealized appreciation/depreciation	(52,938)	(55,479)

Net realized/unrealized gains (losses)	30,549	61,704

Change in net assets resulting from operations	$33,819	$84,737

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$161	$91	$49,610	$32,016
Net realized gain (loss)	1,123	1,207	242,651	336,209
Change in net unrealized appreciation/depreciation	181	1,936	(13,084)	251,755

Change in net assets resulting from operations	1,465	3,234	279,177	619,980

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(78)	(54)	(1,555)	(777)
From net realized gains	—	—	(7,056)	—
Class C
From net investment income	(37)	(7)	(59)	(22)
From net realized gains	—	—	(488)	—
Class R2
From net investment income	—	—	(8)	(1)
From net realized gains	—	—	(20)	—
Class R5
From net investment income	—	—	(22,291)	(11,848)
From net realized gains	—	—	(75,877)	—
Select Class
From net investment income	(33)	(17)	(17,845)	(13,878)
From net realized gains	—	—	(72,997)	—

Total distributions to shareholders	(148)	(78)	(198,196)	(26,526)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,710	882	645,023	192,385

NET ASSETS:
Change in net assets	6,027	4,038	726,004	785,839
Beginning of period	16,613	12,575	2,983,633	2,197,794

End of period	$22,640	$16,613	$3,709,637	$2,983,633

Accumulated undistributed (distributions in excess of) net investment income	$61	$49	$24,926	$17,258

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$7,255	$6,041	$3,270	$2,713
Net realized gain (loss)	86,067	104,085	83,487	110,696
Change in net unrealized appreciation/depreciation	586	72,151	(52,938)	34,506

Change in net assets resulting from operations	93,908	182,277	33,819	147,915

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(320)	(112)	(1,100)	(505)
From net realized gains	—	—	(33,270)	(788)
Class B (a)
From net investment income	—	—	(5)	—
From net realized gains	—	—	(722)	(33)
Class C
From net investment income	(45)	(8)	(75)	—
From net realized gains	—	—	(8,490)	(205)
Class R2
From net investment income	(1)	(1)	—	—
Class R5
From net investment income	(995)	(1,052)	—	—
Select Class
From net investment income	(3,526)	(4,372)	(2,295)	(1,684)
From net realized gains	—	—	(53,175)	(1,755)

Total distributions to shareholders	(4,887)	(5,545)	(99,132)	(4,970)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	189,626	(94,414)	443,967	(61,813)

NET ASSETS:
Change in net assets	278,647	82,318	378,654	81,132
Beginning of period	776,182	693,864	596,895	515,763

End of period	$1,054,829	$776,182	$975,549	$596,895

Accumulated undistributed (distributions in excess of) net investment income	$4,981	$2,723	$(23)	$(83)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$23,033	$17,585
Net realized gain (loss)	117,183	115,586
Change in net unrealized appreciation/depreciation	(55,479)	172,882

Change in net assets resulting from operations	84,737	306,053

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,883)	(1,034)
From net realized gains	(10,740)	—
Class C
From net investment income	(373)	(214)
From net realized gains	(3,334)	—
Class R2
From net investment income	(98)	(9)
From net realized gains	(155)	—
Class R5
From net investment income	(1,285)	(1,055)
From net realized gains	(6,160)	—
Class R6
From net investment income	(508)	(234)
From net realized gains	(2,196)	—
Select Class
From net investment income	(18,775)	(14,448)
From net realized gains	(102,921)	—

Total distributions to shareholders	(148,428)	(16,994)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	385,861	78,434

NET ASSETS:
Change in net assets	322,170	367,493
Beginning of period	1,465,613	1,098,120

End of period	$1,787,783	$1,465,613

Accumulated undistributed (distributions in excess of) net investment income	$(17)	$(141)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Advantage Fund		Intrepid America Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,725	$1,047	$168,215	$51,201
Distributions reinvested	78	54	7,997	505
Cost of shares redeemed	(3,040)	(2,430)	(94,262)	(64,819)

Change in net assets resulting from Class A capital transactions	$763	$(1,329)	$81,950	$(13,113)

Class C
Proceeds from shares issued	$3,609	$997	$7,099	$1,022
Distributions reinvested	34	7	508	21
Cost of shares redeemed	(832)	(218)	(1,603)	(1,397)

Change in net assets resulting from Class C capital transactions	$2,811	$786	$6,004	$(354)

Class R2
Proceeds from shares issued	$—	$—	$3,255	$54
Distributions reinvested	—	—	10	1
Cost of shares redeemed	—	—	(567)	(99)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$2,698	$(44)

Class R5
Proceeds from shares issued	$—	$—	$551,608	$426,650
Distributions reinvested	—	—	98,125	11,848
Cost of shares redeemed	—	—	(31,065)	(20,847)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$618,668	$417,651

Select Class
Proceeds from shares issued	$1,411	$1,514	$111,237	$101,250
Distributions reinvested	22	6	75,360	11,463
Cost of shares redeemed	(297)	(95)	(250,894)	(324,468)

Change in net assets resulting from Select Class capital transactions	$1,136	$1,425	$(64,297)	$(211,755)

Total change in net assets resulting from capital transactions	$4,710	$882	$645,023	$192,385

SHARE TRANSACTIONS:
Class A
Issued	112	37	4,472	1,526
Reinvested	2	2	216	15
Redeemed	(90)	(85)	(2,456)	(1,891)

Change in Class A Shares	24	(46)	2,232	(350)

Class C
Issued	113	34	188	30
Reinvested	1	— (a)	14	1
Redeemed	(25)	(8)	(42)	(42)

Change in Class C Shares	89	26	160	(11)

Class R2
Issued	—	—	88	2
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(15)	(3)

Change in Class R2 Shares	—	—	73	(1)

Class R5
Issued	—	—	14,342	12,842
Reinvested	—	—	2,615	348
Redeemed	—	—	(816)	(603)

Change in Class R5 Shares	—	—	16,141	12,587

Select Class
Issued	42	51	2,960	3,090
Reinvested	1	— (a)	2,006	335
Redeemed	(9)	(3)	(6,458)	(9,563)

Change in Select Class Shares	34	48	(1,492)	(6,138)

(a)	Amount rounds to less than 1,000 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$98,088	$8,517	$241,603	$41,078
Distributions reinvested	307	108	32,554	1,257
Cost of shares redeemed	(30,452)	(15,891)	(68,865)	(34,483)
Conversion from Class B Shares	—	—	3,279	229

Change in net assets resulting from Class A capital transactions	$67,943	$(7,266)	$208,571	$8,081

Class B (a)
Proceeds from shares issued	$—	$—	$113	$142
Distributions reinvested	—	—	692	32
Cost of shares redeemed	—	—	(2,858)	(3,423)
Conversion to Class A Shares	—	—	(3,279)	(229)

Change in net assets resulting from Class B capital transactions	$—	$—	$(5,332)	$(3,478)

Class C
Proceeds from shares issued	$30,221	$2,456	$48,031	$11,340
Distributions reinvested	35	6	7,809	192
Cost of shares redeemed	(3,414)	(2,301)	(11,521)	(8,150)

Change in net assets resulting from Class C capital transactions	$26,842	$161	$44,319	$3,382

Class R2
Proceeds from shares issued	$1,169	$79	$—	$—
Distributions reinvested	1	1	—	—
Cost of shares redeemed	(666)	(211)	—	—

Change in net assets resulting from Class R2 capital transactions	$504	$(131)	$—	$—

Class R5
Proceeds from shares issued	$74,969	$12,500	$—	$—
Distributions reinvested	995	1,052	—	—
Cost of shares redeemed	(24,666)	(21,523)	—	—

Change in net assets resulting from Class R5 capital transactions	$51,298	$(7,971)	$—	$—

Select Class
Proceeds from shares issued	$140,682	$46,041	$301,379	$57,111
Distributions reinvested	3,214	3,875	49,847	3,315
Cost of shares redeemed	(100,857)	(129,123)	(154,817)	(130,224)

Change in net assets resulting from Select Class capital transactions	$43,039	$(79,207)	$196,409	$(69,798)

Total change in net assets resulting from capital transactions	$189,626	$(94,414)	$443,967	$(61,813)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Growth Fund		Intrepid Mid Cap Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	2,450	250	10,640	1,865
Reinvested	8	3	1,529	57
Redeemed	(764)	(491)	(3,017)	(1,597)
Conversion from Class B Shares	—	—	145	11

Change in Class A Shares	1,694	(238)	9,297	336

Class B (a)
Issued	—	—	5	8
Reinvested	—	—	37	2
Redeemed	—	—	(140)	(176)
Conversion to Class A Shares	—	—	(166)	(12)

Change in Class B Shares	—	—	(264)	(178)

Class C
Issued	774	74	2,416	581
Reinvested	1	— (b)	420	10
Redeemed	(87)	(71)	(572)	(421)

Change in Class C Shares	688	3	2,264	170

Class R2
Issued	30	2	—	—
Reinvested	— (b)	— (b)	—	—
Redeemed	(16)	(7)	—	—

Change in Class R2 Shares	14	(5)	—	—

Class R5
Issued	1,842	367	—	—
Reinvested	24	31	—	—
Redeemed	(614)	(641)	—	—

Change in Class R5 Shares	1,252	(243)	—	—

Select Class
Issued	3,517	1,443	12,734	2,579
Reinvested	79	113	2,245	144
Redeemed	(2,493)	(3,732)	(6,494)	(5,636)

Change in Select Class Shares	1,103	(2,176)	8,485	(2,913)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$97,330	$45,132
Distributions reinvested	12,172	1,016
Cost of shares redeemed	(45,423)	(22,532)

Change in net assets resulting from Class A capital transactions	$64,079	$23,616

Class C
Proceeds from shares issued	$22,302	$8,164
Distributions reinvested	3,280	193
Cost of shares redeemed	(6,296)	(4,558)

Change in net assets resulting from Class C capital transactions	$19,286	$3,799

Class R2
Proceeds from shares issued	$15,444	$491
Distributions reinvested	179	7
Cost of shares redeemed	(2,495)	(289)

Change in net assets resulting from Class R2 capital transactions	$13,128	$209

Class R5
Proceeds from shares issued	$19,393	$10,240
Distributions reinvested	7,445	1,055
Cost of shares redeemed	(20,221)	(9,584)

Change in net assets resulting from Class R5 capital transactions	$6,617	$1,711

Class R6
Proceeds from shares issued	$25,620	$20,752
Distributions reinvested	2,704	234
Cost of shares redeemed	(7,455)	(15,146)

Change in net assets resulting from Class R6 capital transactions	$20,869	$5,840

Select Class
Proceeds from shares issued	$495,104	$447,101
Distributions reinvested	109,550	11,704
Cost of shares redeemed	(342,772)	(415,546)

Change in net assets resulting from Select Class capital transactions	$261,882	$43,259

Total change in net assets resulting from capital transactions	$385,861	$78,434

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Intrepid Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	2,685	1,328
Reinvested	348	29
Redeemed	(1,249)	(674)

Change in Class A Shares	1,784	683

Class C
Issued	616	243
Reinvested	95	6
Redeemed	(174)	(137)

Change in Class C Shares	537	112

Class R2
Issued	429	13
Reinvested	5	— (a)
Redeemed	(69)	(9)

Change in Class R2 Shares	365	4

Class R5
Issued	527	305
Reinvested	212	30
Redeemed	(546)	(287)

Change in Class R5 Shares	193	48

Class R6
Issued	693	577
Reinvested	77	7
Redeemed	(205)	(426)

Change in Class R6 Shares	565	158

Select Class
Issued	13,382	13,485
Reinvested	3,121	337
Redeemed	(9,329)	(12,261)

Change in Select Class Shares	7,174	1,561

(a)	Amount rounds to less than 1,000 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Advantage Fund
Class A
Year Ended June 30, 2015	$31.93	$0.28	(d)	$2.02	$2.30	$(0.22)
Year Ended June 30, 2014	25.54	0.20	(d)	6.37	6.57	(0.18)
Year Ended June 30, 2013	21.13	0.21	(d)(e)	4.44	4.65	(0.24)
Year Ended June 30, 2012	20.60	0.13	(d)	0.63	0.76	(0.23)
Year Ended June 30, 2011	15.44	0.17	(d)	5.03	5.20	(0.04)

Class C
Year Ended June 30, 2015	31.38	0.12	(d)	1.98	2.10	(0.19)
Year Ended June 30, 2014	25.14	0.05	(d)	6.26	6.31	(0.07)
Year Ended June 30, 2013	20.81	0.10	(d)(e)	4.37	4.47	(0.14)
Year Ended June 30, 2012	20.25	0.04	(d)	0.62	0.66	(0.10)
Year Ended June 30, 2011	15.22	0.08	(d)	4.95	5.03	—

Select Class
Year Ended June 30, 2015	32.07	0.37	(d)	2.04	2.41	(0.26)
Year Ended June 30, 2014	25.65	0.28	(d)	6.39	6.67	(0.25)
Year Ended June 30, 2013	21.21	0.28	(d)(e)	4.45	4.73	(0.29)
Year Ended June 30, 2012	20.70	0.19	(d)	0.62	0.81	(0.30)
Year Ended June 30, 2011	15.51	0.21	(d)	5.06	5.27	(0.08)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.06 and $0.23 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.73%, 0.24% and 1.00% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$34.01	7.22%	$10,933	1.15%	0.85%		1.87%	35%
31.93	25.78	9,466	1.17	0.68		2.19	49
25.54	22.15	8,765	1.25	0.92	(e)	2.40	82
21.13	3.83	7,329	1.25	0.68		2.51	57
20.60	33.71	9,291	1.25	0.91		2.44	75

33.29	6.71	6,874	1.65	0.36		2.36	35
31.38	25.13	3,709	1.66	0.19		2.66	49
25.14	21.55	2,294	1.75	0.43	(e)	2.91	82
20.81	3.33	1,747	1.75	0.19		3.02	57
20.25	33.05	2,266	1.75	0.43		2.94	75

34.22	7.51	4,833	0.90	1.10		1.59	35
32.07	26.10	3,438	0.91	0.95		1.90	49
25.65	22.46	1,516	1.00	1.19	(e)	2.16	82
21.21	4.09	1,164	1.00	0.94		2.28	57
20.70	34.04	1,249	1.00	1.13		2.19	75

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Year Ended June 30, 2015	$37.28	$0.44	(d)	$2.57	$3.01	$(0.38)	$(1.83)	$(2.21)
Year Ended June 30, 2014	29.76	0.30	(d)	7.49	7.79	(0.27)	—	(0.27)
Year Ended June 30, 2013	24.68	0.34	(d)	5.15	5.49	(0.41)	—	(0.41)
Year Ended June 30, 2012	24.55	0.19	(d)	0.10	0.29	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.54	0.17	(d)	6.01	6.18	(0.17)	—	(0.17)

Class C
Year Ended June 30, 2015	36.99	0.22	(d)	2.57	2.79	(0.21)	(1.83)	(2.04)
Year Ended June 30, 2014	29.53	0.13	(d)	7.42	7.55	(0.09)	—	(0.09)
Year Ended June 30, 2013	24.48	0.20	(d)	5.12	5.32	(0.27)	—	(0.27)
Year Ended June 30, 2012	24.29	0.07	(d)	0.12	0.19	—	—	—
Year Ended June 30, 2011	18.33	0.06	(d)	5.94	6.00	(0.04)	—	(0.04)

Class R2
Year Ended June 30, 2015	36.82	0.33	(d)	2.55	2.88	(0.42)	(1.83)	(2.25)
Year Ended June 30, 2014	29.43	0.21	(d)	7.40	7.61	(0.22)	—	(0.22)
Year Ended June 30, 2013	24.43	0.26	(d)	5.11	5.37	(0.37)	—	(0.37)
Year Ended June 30, 2012	24.21	0.13	(d)	0.12	0.25	(0.03)	—	(0.03)
Year Ended June 30, 2011	18.36	0.13	(d)	5.92	6.05	(0.20)	—	(0.20)

Class R5
Year Ended June 30, 2015	37.54	0.60	(d)	2.61	3.21	(0.51)	(1.83)	(2.34)
Year Ended June 30, 2014	29.94	0.46	(d)	7.54	8.00	(0.40)	—	(0.40)
Year Ended June 30, 2013	24.84	0.46	(d)	5.19	5.65	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.69	0.30	(d)	0.10	0.40	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.65	0.26	(d)	6.06	6.32	(0.28)	—	(0.28)

Select Class
Year Ended June 30, 2015	37.61	0.53	(d)	2.61	3.14	(0.43)	(1.83)	(2.26)
Year Ended June 30, 2014	30.00	0.38	(d)	7.56	7.94	(0.33)	—	(0.33)
Year Ended June 30, 2013	24.88	0.41	(d)	5.20	5.61	(0.49)	—	(0.49)
Year Ended June 30, 2012	24.73	0.25	(d)	0.10	0.35	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.68	0.23	(d)	6.04	6.27	(0.22)	—	(0.22)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$38.08	8.27%	$184,225	1.03%	1.16%	1.11%	49%
37.28	26.26	97,155	1.04	0.90	1.05	67
29.76	22.48	87,954	1.24	1.25	1.26	68
24.68	1.26	81,139	1.25	0.82	1.27	95
24.55	33.39	47,376	1.24	0.77	1.28	102

37.74	7.72	14,978	1.53	0.58	1.56	49
36.99	25.62	8,774	1.54	0.39	1.55	67
29.53	21.90	7,336	1.74	0.75	1.76	68
24.48	0.78	7,117	1.75	0.31	1.78	95
24.29	32.74	9,570	1.74	0.28	1.78	102

37.45	8.01	2,923	1.28	0.88	1.35	49
36.82	25.93	166	1.29	0.64	1.30	67
29.43	22.20	170	1.49	0.96	1.51	68
24.43	1.03	75	1.50	0.56	1.52	95
24.21	33.04	74	1.49	0.59	1.53	102

38.41	8.76	2,015,302	0.55	1.56	0.55	49
37.54	26.84	1,363,358	0.58	1.35	0.59	67
29.94	23.05	710,586	0.79	1.66	0.82	68
24.84	1.74	411,202	0.79	1.28	0.82	95
24.69	34.02	287,527	0.79	1.14	0.83	102

38.49	8.56	1,492,209	0.75	1.37	0.76	49
37.61	26.56	1,514,180	0.79	1.14	0.80	67
30.00	22.83	1,391,748	0.99	1.50	1.02	68
24.88	1.52	1,332,607	1.00	1.07	1.02	95
24.73	33.69	1,370,056	0.99	1.04	1.03	102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Intrepid Growth Fund
Class A
Year Ended June 30, 2015	$37.05	$0.25	(d)	$3.88	$4.13	$(0.19)
Year Ended June 30, 2014	29.36	0.18	(d)(e)	7.64	7.82	(0.13)
Year Ended June 30, 2013	25.00	0.21	(d)	4.34	4.55	(0.19)
Year Ended June 30, 2012	24.39	0.10	(d)	0.57	0.67	(0.06)
Year Ended June 30, 2011	17.93	0.12	(d)	6.48	6.60	(0.14)

Class C
Year Ended June 30, 2015	36.45	0.05	(d)	3.81	3.86	(0.05)
Year Ended June 30, 2014	28.93	0.01	(d)(e)	7.52	7.53	(0.01)
Year Ended June 30, 2013	24.64	0.07	(d)	4.27	4.34	(0.05)
Year Ended June 30, 2012	24.09	(0.02	)(d)	0.57	0.55	—
Year Ended June 30, 2011	17.70	0.01	(d)	6.40	6.41	(0.02)

Class R2
Year Ended June 30, 2015	36.49	0.12	(d)	3.85	3.97	(0.07)
Year Ended June 30, 2014	28.91	0.09	(d)(e)	7.54	7.63	(0.05)
Year Ended June 30, 2013	24.72	0.13	(d)	4.27	4.40	(0.21)
Year Ended June 30, 2012	24.13	0.07	(d)	0.54	0.61	(0.02)
Year Ended June 30, 2011	17.76	0.06	(d)	6.41	6.47	(0.10)

Class R5
Year Ended June 30, 2015	37.09	0.41	(d)	3.91	4.32	(0.29)
Year Ended June 30, 2014	29.41	0.33	(d)(e)	7.65	7.98	(0.30)
Year Ended June 30, 2013	25.05	0.33	(d)	4.34	4.67	(0.31)
Year Ended June 30, 2012	24.45	0.21	(d)	0.57	0.78	(0.18)
Year Ended June 30, 2011	17.98	0.21	(d)	6.50	6.71	(0.24)

Select Class
Year Ended June 30, 2015	37.23	0.32	(d)	3.93	4.25	(0.21)
Year Ended June 30, 2014	29.52	0.26	(d)(e)	7.69	7.95	(0.24)
Year Ended June 30, 2013	25.15	0.28	(d)	4.35	4.63	(0.26)
Year Ended June 30, 2012	24.55	0.16	(d)	0.57	0.73	(0.13)
Year Ended June 30, 2011	18.04	0.17	(d)	6.53	6.70	(0.19)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.17, $0.00, $0.09, $0.32 and $0.26 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, 0.01%, 0.26%, 0.96% and 0.76% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$40.99	11.16%	$106,573	0.96%	0.62%		1.16%	64%
37.05	26.68	33,563	1.16	0.54	(e)	1.17	67
29.36	18.27	33,582	1.24	0.76		1.30	67
25.00	2.76	32,027	1.25	0.42		1.32	110
24.39	36.86	41,424	1.24	0.54		1.33	129

40.26	10.60	49,309	1.46	0.12		1.66	64
36.45	26.05	19,566	1.65	0.03	(e)	1.67	67
28.93	17.66	15,462	1.74	0.26		1.79	67
24.64	2.28	14,298	1.75	(0.09)		1.82	110
24.09	36.21	17,811	1.74	0.05		1.83	129

40.39	10.87	1,205	1.22	0.31		1.45	64
36.49	26.41	601	1.41	0.28	(e)	1.42	67
28.91	17.90	603	1.49	0.49		1.54	67
24.72	2.53	375	1.50	0.29		1.56	110
24.13	36.49	78	1.49	0.26		1.58	129

41.12	11.66	189,466	0.54	1.02		0.70	64
37.09	27.23	124,489	0.71	0.98	(e)	0.72	67
29.41	18.79	105,839	0.79	1.21		0.85	67
25.05	3.26	107,169	0.80	0.87		0.87	110
24.45	37.44	111,071	0.79	0.96		0.88	129

41.27	11.43	708,276	0.74	0.80		0.87	64
37.23	27.00	597,963	0.91	0.79	(e)	0.92	67
29.52	18.52	538,378	0.99	1.02		1.05	67
25.15	3.04	502,640	1.00	0.67		1.07	110
24.55	37.25	510,623	0.99	0.77		1.07	129

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Year Ended June 30, 2015	$24.11	$0.08	(d)	$1.18	$1.26	$(0.09)	$(3.46)	$(3.55)
Year Ended June 30, 2014	18.79	0.08	(d)(e)	5.41	5.49	(0.07)	(0.10)	(0.17)
Year Ended June 30, 2013	14.99	0.13	(d)(f)	3.80	3.93	(0.13)	—	(0.13)
Year Ended June 30, 2012	15.79	0.10	(d)	(0.79)	(0.69)	(0.11)	—	(0.11)
Year Ended June 30, 2011	11.54	0.04	(d)	4.26	4.30	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2015	21.56	(0.06	)(d)	1.06	1.00	(0.03)	(3.46)	(3.49)
Year Ended June 30, 2014	16.87	(0.05	)(d)(e)	4.84	4.79	—	(0.10)	(0.10)
Year Ended June 30, 2013	13.48	0.02	(d)(f)	3.41	3.43	(0.04)	—	(0.04)
Year Ended June 30, 2012	14.24	0.01	(d)	(0.72)	(0.71)	(0.05)	—	(0.05)
Year Ended June 30, 2011	10.45	(0.04	)(d)	3.85	3.81	(0.02)	—	(0.02)

Select Class
Year Ended June 30, 2015	24.97	0.14	(d)	1.24	1.38	(0.12)	(3.46)	(3.58)
Year Ended June 30, 2014	19.45	0.14	(d)(e)	5.60	5.74	(0.12)	(0.10)	(0.22)
Year Ended June 30, 2013	15.51	0.18	(d)(f)	3.93	4.11	(0.17)	—	(0.17)
Year Ended June 30, 2012	16.33	0.14	(d)	(0.82)	(0.68)	(0.14)	—	(0.14)
Year Ended June 30, 2011	11.92	0.08	(d)	4.41	4.49	(0.08)	—	(0.08)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.04, $(0.08) and $0.10 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.42)% and 0.45% for Class A, Class C, and Select Class Shares, respectively.
(f)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $0.08, $(0.03) and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.47%, (0.17)% and 0.72% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.82	5.64%	$377,893	1.14%	0.33%		1.37%	66%
24.11	29.30	193,342	1.16	0.38	(e)	1.32	64
18.79	26.30	144,405	1.23	0.78	(f)	1.38	52
14.99	(4.36)	122,217	1.24	0.68		1.38	51
15.79	37.29	138,937	1.23	0.31		1.39	47

19.07	5.02	87,191	1.78	(0.31)		1.87	66
21.56	28.43	49,796	1.79	(0.25	)(e)	1.82	64
16.87	25.51	36,073	1.87	0.13	(f)	1.88	52
13.48	(4.97)	28,079	1.88	0.04		1.88	51
14.24	36.42	30,773	1.88	(0.34)		1.88	47

22.77	5.97	510,465	0.89	0.58		1.07	66
24.97	29.61	348,077	0.91	0.62	(e)	1.08	64
19.45	26.60	327,834	0.98	1.03	(f)	1.13	52
15.51	(4.11)	269,693	0.99	0.94		1.13	51
16.33	37.67	289,967	0.99	0.56		1.14	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Year Ended June 30, 2015	$37.13	$0.46	(f)	$1.38	$1.84	$(0.44)	$(2.87)	$(3.31)
Year Ended June 30, 2014	29.76	0.40	(f)	7.36	7.76	(0.39)	—	(0.39)
Year Ended June 30, 2013	23.99	0.42	(f)	5.79	6.21	(0.44)	—	(0.44)
Year Ended June 30, 2012	24.35	0.35	(f)	(0.34)	0.01	(0.37)	—	(0.37)
Year Ended June 30, 2011	18.64	0.30	(f)	5.65	5.95	(0.24)	—	(0.24)

Class C
Year Ended June 30, 2015	36.80	0.27	(f)	1.37	1.64	(0.28)	(2.87)	(3.15)
Year Ended June 30, 2014	29.52	0.23	(f)	7.28	7.51	(0.23)	—	(0.23)
Year Ended June 30, 2013	23.80	0.29	(f)	5.74	6.03	(0.31)	—	(0.31)
Year Ended June 30, 2012	24.16	0.24	(f)	(0.35)	(0.11)	(0.25)	—	(0.25)
Year Ended June 30, 2011	18.53	0.19	(f)	5.60	5.79	(0.16)	—	(0.16)

Class R2
Year Ended June 30, 2015	37.02	0.35	(f)	1.40	1.75	(0.42)	(2.87)	(3.29)
Year Ended June 30, 2014	29.69	0.31	(f)	7.33	7.64	(0.31)	—	(0.31)
Year Ended June 30, 2013	23.95	0.30	(f)	5.83	6.13	(0.39)	—	(0.39)
Year Ended June 30, 2012	24.31	0.29	(f)	(0.33)	(0.04)	(0.32)	—	(0.32)
Year Ended June 30, 2011	18.63	0.24	(f)	5.64	5.88	(0.20)	—	(0.20)

Class R5
Year Ended June 30, 2015	37.33	0.59	(f)	1.39	1.98	(0.56)	(2.87)	(3.43)
Year Ended June 30, 2014	29.91	0.52	(f)	7.40	7.92	(0.50)	—	(0.50)
Year Ended June 30, 2013	24.10	0.52	(f)	5.82	6.34	(0.53)	—	(0.53)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.34)	0.09	(0.45)	—	(0.45)
Year Ended June 30, 2011	18.71	0.37	(f)	5.68	6.05	(0.30)	—	(0.30)

Class R6
Year Ended June 30, 2015	37.33	0.61	(f)	1.39	2.00	(0.57)	(2.87)	(3.44)
Year Ended June 30, 2014	29.91	0.47	(f)	7.46	7.93	(0.51)	—	(0.51)
Year Ended June 30, 2013	24.10	0.53	(f)	5.83	6.36	(0.55)	—	(0.55)
Year Ended June 30, 2012	24.46	0.43	(f)	(0.33)	0.10	(0.46)	—	(0.46)
November 30, 2010 (g) through June 30, 2011	21.27	0.21	(f)	3.18	3.39	(0.20)	—	(0.20)

Select Class
Year Ended June 30, 2015	37.25	0.51	(f)	1.40	1.91	(0.49)	(2.87)	(3.36)
Year Ended June 30, 2014	29.85	0.45	(f)	7.38	7.83	(0.43)	—	(0.43)
Year Ended June 30, 2013	24.06	0.46	(f)	5.81	6.27	(0.48)	—	(0.48)
Year Ended June 30, 2012	24.42	0.39	(f)	(0.35)	0.04	(0.40)	—	(0.40)
Year Ended June 30, 2011	18.70	0.33	(f)	5.67	6.00	(0.28)	—	(0.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$35.66	5.24%	$173,149	0.86%	1.26%	1.13%	52%
37.13	26.17	114,036	0.94	1.19	1.17	49
29.76	26.07	71,116	0.94	1.57	1.38	48
23.99	0.14	61,097	0.95	1.54	1.47	82
24.35	32.01	83,202	0.97	1.34	1.40	72

35.29	4.72	53,413	1.36	0.76	1.62	52
36.80	25.50	35,963	1.44	0.69	1.67	49
29.52	25.48	25,538	1.44	1.07	1.88	48
23.80	(0.37)	22,086	1.45	1.04	1.96	82
24.16	31.30	30,172	1.47	0.84	1.90	72

35.48	4.98	14,237	1.09	0.97	1.43	52
37.02	25.82	1,346	1.19	0.92	1.42	49
29.69	25.74	934	1.19	1.06	1.56	48
23.95	(0.09)	70	1.20	1.29	1.73	82
24.31	31.65	70	1.21	1.07	1.65	72

35.88	5.60	83,859	0.51	1.59	0.63	52
37.33	26.60	80,008	0.59	1.53	0.72	49
29.91	26.53	62,685	0.59	1.92	0.93	48
24.10	0.49	52,183	0.60	1.88	1.03	82
24.46	32.45	50,276	0.60	1.60	0.94	72

35.89	5.67	39,024	0.46	1.65	0.55	52
37.33	26.66	19,495	0.54	1.41	0.67	49
29.91	26.59	10,875	0.54	1.99	0.91	48
24.10	0.54	18,840	0.55	1.86	0.97	82
24.46	15.96	32,237	0.54	1.48	0.87	72

35.80	5.41	1,424,101	0.71	1.39	0.90	52
37.25	26.35	1,214,765	0.79	1.34	0.92	49
29.85	26.26	926,972	0.79	1.71	1.12	48
24.06	0.29	705,545	0.80	1.70	1.22	82
24.42	32.17	766,468	0.80	1.44	1.14	72

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid Advantage Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class C and Select Class	JPM II	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

The investment objective of both the Intrepid Advantage Fund and the Intrepid Value Fund is to seek to provide long-term capital appreciation.

The investment objective of both the Intrepid America Fund and the Intrepid Growth Fund is to seek to provide long-term capital growth.

The investment objective of the Intrepid Mid Cap Fund is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

56	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Intrepid Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$22,649	$—	$—	$22,649

Intrepid America Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,712,044	$—	$—	$3,712,044

Depreciation in Other Financial Instruments
Futures Contracts	$(1,134)	$—	$—	$(1,134)

Intrepid Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,055,604	$—	$—	$1,055,604

Depreciation in Other Financial Instruments
Futures Contracts	$(490)	$—	$—	$(490)

Intrepid Mid Cap Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$133,446	$—	$—	$133,446
Consumer Staples	56,022	—	—	56,022
Energy	58,400	—	—	58,400
Financials	197,926	—	—	197,926
Health Care	110,696	—	—	110,696
Industrials	133,887	—	—	133,887
Information Technology	152,233	—	—	152,233
Materials	50,764	—	—	50,764
Telecommunication Services	9,684	—	—	9,684
Utilities	49,995	—	—	49,995

Total Common Stocks	953,053	—	—	953,053

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Intrepid Mid Cap Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Rights
Consumer Staples	$—	$—	$14	$14
Short-Term Investment
Investment Company	19,863	—	—	19,863

Total Investments in Securities	$972,916	$—	$14	$972,930

Depreciation in Other Financial Instruments
Futures Contracts	$(294)	$—	$—	$(294)

Intrepid Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,796,087	$—	$—	$1,796,087

Depreciation in Other Financial Instruments
Futures Contracts	$(443)	$—	$—	$(443)

(a)	All portfolio holdings designated as Level 1 are disclosed on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2015.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2015 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$86,746	$28,641	$23,524	$40,985
Ending Notional Balance Long	77,143	27,940	19,475	30,097

The Funds’ futures contracts are not subject to master netting agreements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and

58	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2015, the Funds had no investments in restricted securities.

The following are the values and percentages of net assets of securities deemed to be illiquid as of June 30, 2015 (amounts in thousands):

	Value	Percentage
Intrepid Mid Cap Fund	$14	—	%(a)

(a)	Amount rounds to less than 0.1%.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Intrepid Advantage Fund	$—	$(1)	$1
Intrepid America Fund	—	(184)	184
Intrepid Growth Fund	—	(110)	110
Intrepid Mid Cap Fund	—	265	(265)
Intrepid Value Fund	—	13	(13)

The reclassifications for the Funds relate primarily to non-taxable dividends and redesignation of distributions.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Intrepid Advantage Fund	0.65%
Intrepid America Fund	0.40
Intrepid Growth Fund	0.50
Intrepid Mid Cap Fund	0.65
Intrepid Value Fund	0.40

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid Advantage Fund	0.25%	n/a	0.75%	n/a
Intrepid America Fund	0.25	n/a	0.75	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Intrepid Advantage Fund	$3	$—	(a)
Intrepid America Fund	9	1
Intrepid Growth Fund	29	10
Intrepid Mid Cap Fund	77	1
Intrepid Value Fund	32	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid Advantage Fund	0.25%	n/a	0.25%	n/a	n/a	0.25%
Intrepid America Fund	0.25	n/a	0.25	0.25%	0.05%	0.25
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest,

60	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid Advantage Fund*	1.15%	n/a	1.65%	n/a	n/a	n/a	0.90%
Intrepid America Fund**	1.04	n/a	1.54	1.29%	0.60%	n/a	0.80
Intrepid Growth Fund**	0.93	n/a	1.42	1.17	0.48	n/a	0.68
Intrepid Mid Cap Fund***	1.15	1.79%	1.79	n/a	n/a	n/a	0.90
Intrepid Value Fund****	0.83	n/a	1.33	1.08%	0.48	0.43%	0.68

*	Prior to September 1, 2013, the contractual expense limitations for Intrepid Advantage Fund were 1.25%, 1.75% and 1.00% for Class A, Class C and Select Class, respectively.
**	Prior to November 5, 2014 for Intrepid America Fund and prior to October 31, 2014 for Intrepid Growth Fund, there were no contractual expense limitations for Class A, Class C, Class R2, Class R5 and Select Class.
***	Prior to September 1, 2013, the contractual expense limitations for Intrepid Mid Cap Fund were 1.24%, 1.99%, 1.99% and 0.99% for Class A, Class B, Class C and Select Class, respectively.
****	Prior to November 11, 2014, the contractual expense limitations for Intrepid Value Fund were 0.95%, 1.45%, 1.20%, 0.60%, 0.55% and 0.80% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015 except Intrepid America Fund which is in place until at least November 5, 2015 and Class B shares, which are no longer operating. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2015. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursement
Intrepid Advantage Fund	$109	$17	$23	$149	$1
Intrepid America Fund	—	—	125	125	—	(a)
Intrepid Growth Fund	696	468	88	1,252	4
Intrepid Mid Cap Fund	392	259	747	1,398	14
Intrepid Value Fund	880	575	1,609	3,064	7

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and the Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2015 were as follows (amounts in thousands):

Intrepid Advantage Fund	$1
Intrepid America Fund	195
Intrepid Growth Fund	59
Intrepid Mid Cap Fund	51
Intrepid Value Fund	96

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid Advantage Fund	$12,258	$7,204	$—	$—
Intrepid America Fund	2,104,355	1,619,167	—	—
Intrepid Growth Fund	739,714	567,540	—	—
Intrepid Mid Cap Fund	846,423	497,674	—	625
Intrepid Value Fund	1,120,787	838,921	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$18,134	$4,994	$479	$4,515
Intrepid America Fund	3,016,110	782,012	86,078	695,934
Intrepid Growth Fund	840,646	233,601	18,643	214,958
Intrepid Mid Cap Fund	851,949	159,104	38,123	120,981
Intrepid Value Fund	1,484,855	358,138	46,906	311,232

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the fiscal year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid Advantage Fund	$148	$—	$148
Intrepid America Fund	56,358	141,838	198,196
Intrepid Growth Fund	4,887	—	4,887
Intrepid Mid Cap Fund	10,207	88,925	99,132
Intrepid Value Fund	42,160	106,268	148,428

The tax character of distributions paid during the fiscal year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Intrepid Advantage Fund	$78	$—	$78
Intrepid America Fund	26,526	—	26,526
Intrepid Growth Fund	5,545	—	5,545
Intrepid Mid Cap Fund	2,189	2,781	4,970
Intrepid Value Fund	16,994	—	16,994

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Intrepid Advantage Fund	$61	$(1,978)	$4,515
Intrepid America Fund	25,014	180,975	695,934
Intrepid Growth Fund	5,008	(162,839)	214,958
Intrepid Mid Cap Fund	12,475	54,280	120,981
Intrepid Value Fund	6,132	57,274	311,232

62	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals and post-October loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2015, the Funds did not have any post-enactment net capital loss carryforwards.

As of June 30, 2015, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2018	2019	Total
Intrepid Advantage Fund	$—	$1,978	$1,978
Intrepid Growth Fund	162,839	—	162,839

During the year ended June 30, 2015, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Intrepid Advantage Fund	$1,133
Intrepid Growth Fund	88,879

Net capital losses and other late year losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2015, the following Funds deferred to July 1, 2015 net capital losses and other late year loss of (amounts in thousands):

	Net capital loss
	Short-Term	Long-Term	Other late year loss
Intrepid Advantage Fund	$31	$—	$—
Intrepid America Fund	5,844	—	—
Intrepid Growth Fund	3,172	—	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Intrepid Advantage Fund and Intrepid Mid Cap Fund, which collectively represent a significant portion of the Funds’ assets for each of the Funds.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	32.1%	53.0%
Intrepid Growth Fund	53.4	—
Intrepid Mid Cap Fund	23.1	—

Additionally, Intrepid Value Fund has one or more shareholders, each of which are accounts maintained by a financial intermediary on behalf of its clients, that own a significant portion of that Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Mid Cap Fund and JPMorgan Intrepid Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Intrepid Advantage Fund, JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund and JPMorgan Intrepid Value Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Intrepid Mid Cap Fund (a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

64	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014 - present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	65

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

66	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Advantage Fund
Class A
Actual	$1,000.00	$1,013.70	$5.74	1.15%
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class C
Actual	1,000.00	1,011.20	8.23	1.65
Hypothetical	1,000.00	1,016.61	8.25	1.65
Select Class
Actual	1,000.00	1,014.80	4.50	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90

Intrepid America Fund
Class A
Actual	1,000.00	1,009.50	5.13	1.03
Hypothetical	1,000.00	1,019.69	5.16	1.03
Class C
Actual	1,000.00	1,006.90	7.61	1.53
Hypothetical	1,000.00	1,017.21	7.65	1.53
Class R2
Actual	1,000.00	1,008.30	6.37	1.28
Hypothetical	1,000.00	1,018.45	6.41	1.28
Class R5
Actual	1,000.00	1,011.90	2.69	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Select Class
Actual	1,000.00	1,010.80	3.74	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

68	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual	$1,000.00	$1,019.90	$4.61	0.92%
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class C
Actual	1,000.00	1,017.40	7.05	1.41
Hypothetical	1,000.00	1,017.80	7.05	1.41
Class R2
Actual	1,000.00	1,018.40	5.81	1.16
Hypothetical	1,000.00	1,019.04	5.81	1.16
Class R5
Actual	1,000.00	1,022.10	2.36	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Select Class
Actual	1,000.00	1,021.00	3.36	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67

Intrepid Mid Cap Fund
Class A
Actual	1,000.00	992.80	5.63	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	990.10	8.78	1.78
Hypothetical	1,000.00	1,015.97	8.90	1.78
Select Class
Actual	1,000.00	994.50	4.40	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Intrepid Value Fund
Class A
Actual	1,000.00	999.20	4.06	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class C
Actual	1,000.00	996.70	6.53	1.32
Hypothetical	1,000.00	1,018.25	6.61	1.32
Class R2
Actual	1,000.00	997.90	5.30	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class R5
Actual	1,000.00	1,000.90	2.33	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47
Class R6
Actual	1,000.00	1,001.20	2.08	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42
Select Class
Actual	1,000.00	999.90	3.32	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2015	J.P. MORGAN INTREPID FUNDS	69

Tax Letter

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deduction
Intrepid Advantage Fund	100.00%
Intrepid America Fund	100.00
Intrepid Growth Fund	100.00
Intrepid Mid Cap Fund	55.33
Intrepid Value Fund	81.38

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Long-Term Capital Gain Distribution
Intrepid America Fund	$141,838
Intrepid Mid Cap Fund	88,925
Intrepid Value Fund	106,268

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Qualified Dividend Income
Intrepid Advantage Fund	$148
Intrepid America Fund	56,358
Intrepid Growth Fund	4,887
Intrepid Mid Cap Fund	10,207
Intrepid Value Fund	36,873

70	J.P. MORGAN INTREPID FUNDS	JUNE 30, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡  Social Security number and account balances

¡  transaction history and account transactions

¡  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡  open an account or provide contact information

¡  give us your account information or pay us by check

¡  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡  sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡  affiliates from using your information to market to you

¡  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-INT-615

Annual Report

J.P. Morgan Equity Funds

June 30, 2015

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Equity Plus Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

Dear Shareholder,

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment — though not reflected in wage growth — drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

financial crisis. While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

J.P. Morgan Equity Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

U.S equity markets performed strongly in the latter half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at several record highs but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928.

Overall, U.S. large cap stocks only slightly outperformed mid cap and small cap stocks for the twelve months ended June 30, 2015. However, small cap growth stocks outperformed all other equity categories and growth stocks outperformed value stocks across all market cap categories. For the twelve month period, the S&P 500 Index returned 7.42%, while the Russell 1000 Value Index returned 4.13%, the Russell 1000 Growth Index returned 10.56% and the Russell Midcap Growth Index returned 9.45%.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.95%
S&P 500 Index	7.42%

Net Assets as of 6/30/2015 (In Thousands)	$308,773

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Select Class Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the health care and industrials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and financials sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s long positions in Cigna Corp. and Northrop Grumman Corp. and its short position in Stratasys Ltd. Shares of Cigna, a health insurer, rose on news of a takeover offer from Anthem Inc. Shares of Northrop Grumman, an aerospace and electronics company, rose on strong prospects for growth. Shares of Stratasys, a maker of three-dimensional printers and other manufacturing systems that was not held in the Benchmark, fell on weaker-than-expected earnings and revenue.

Leading individual detractors from relative performance included the Fund’s long positions in Rovi Corp., National Oilwell Varco Inc. and Viacom Inc. Shares of Rovi, a provider of television guide programs to cable TV companies, declined on investor worries about the company’s prospects for contract renewals and litigation over key technology patents. Shares of National Oilwell, a provider of equipment for the oil and gas industry, fell due to decreased demand as energy sector companies cut back on new projects. Shares of Viacom, a provider of entertainment content, declined after the company reported lower-than-expected revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employ a philosophy that is rooted in behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by emotional biases and reactions. The field theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The portfolio managers aim to capitalize on these market inefficiencies by targeting attractively valued stocks of companies that they believe possess strong management, earnings quality and positive momentum characteristics, looking to sell these stocks when they no longer exhibit these criteria. In addition, the Fund’s portfolio managers look to short stocks that do not possess these characteristics. A disciplined quantitative ranking methodology is utilized to identify attractive stocks in each sector, a process that is combined with qualitative research and value-added trading.

During the reporting period, the Fund was managed and positioned in accordance with this investment philosophy and process.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Apple, Inc.	4.7%
2.	Wells Fargo & Co.	2.9
3.	Microsoft Corp.	2.7
4.	Pfizer, Inc.	2.5
5.	Citigroup, Inc.	2.2
6.	Cigna Corp.	2.0
7.	Gilead Sciences, Inc.	1.9
8.	Amgen, Inc.	1.9
9.	Cisco Systems, Inc.	1.8
10.	Anthem, Inc.	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Team Health Holdings, Inc.	4.4%
2.	Stericycle, Inc.	4.3
3.	Paychex, Inc.	3.7
4.	Norwegian Cruise Line Holdings Ltd.	3.7
5.	Estee Lauder Cos., Inc. (The), Class A	3.1
6.	Hexcel Corp.	2.8
7.	Acadia Healthcare Co., Inc.	2.7
8.	National Instruments Corp.	2.7
9.	Allscripts Healthcare Solutions, Inc.	2.5
10.	McCormick & Co., Inc. (Non-Voting)	2.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	22.9%
Health Care	18.5
Consumer Discretionary	13.7
Financials	12.6
Consumer Staples	9.5
Industrials	9.2
Energy	7.1
Materials	2.5
Utilities	2.3
Telecommunication Services	0.8
Short-Term Investment	0.9

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Information Technology	27.7%
Consumer Discretionary	21.0
Industrials	17.8
Health Care	13.3
Consumer Staples	8.8
Utilities	5.2
Energy	2.5
Financials	2.0
Materials	1.7

*	Percentages indicated are based on total long investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	5

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2006
Without Sales Charge		8.71%	16.29%	5.70%
With Sales Charge*		3.00	15.03	5.10
CLASS C SHARES	January 31, 2006
Without CDSC		8.12	15.69	5.17
With CDSC**		7.12	15.69	5.17
SELECT CLASS SHARES	January 31, 2006	8.95	16.57	5.96

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from January 31, 2006 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends, capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	9.32%
S&P 500 Index	7.42%

Net Assets as of 6/30/2015 (In Thousands)	$11,869,234

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the semiconductors & hardware sector and its overweight position in the health services & systems sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the pharmaceutical/medical technology sector and the basic materials sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd., Time Warner Inc. and United Continental Holdings Inc. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for its semiconductors and its $37 billion acquisition of Broadcom Corp. Shares of Time Warner, a media and entertainment company, rose on a takeover bid from 21st Century Fox Inc. and strong quarterly earnings. Shares of United Continental, owner/operator of United Air Lines and Continental Airlines and not held in the Benchmark, rose amid strong fundamentals across the airline sector.

Leading individual detractors from relative performance included the Fund’s overweight positions in Johnson & Johnson,

Fluor Corp. and Google Inc. Shares of Johnson & Johnson, a maker of consumer health care products, fell as the relative strength of the U.S. dollar hurt the company’s overseas revenue. Shares of Fluor, a provider of engineering, construction and other services to the oil and gas industry, declined on weak demand amid declining oil prices. Shares of Google, a diversified information technology company, declined on investor concerns about Mozilla’s decision to switch its browser partnership to Yahoo from Google and a 2014 European Union Parliament resolution calling for the breakup of the company.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 124% to 23%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Apple, Inc.	3.1%
2.	Wells Fargo & Co.	2.8
3.	Occidental Petroleum Corp.	2.3
4.	Honeywell International, Inc.	2.3
5.	Microsoft Corp.	2.2
6.	ACE Ltd., (Switzerland)	2.2
7.	General Motors Co.	2.1
8.	Avago Technologies Ltd., (Singapore)	2.0
9.	Lowe’s Cos., Inc.	1.9
10.	Lam Research Corp.	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	3.7%
2.	NVIDIA Corp.	3.4
3.	Rockwell Automation, Inc.	2.5
4.	Lockheed Martin Corp.	2.3
5.	Southern Co. (The)	2.2
6.	Church & Dwight Co., Inc.	2.2
7.	SCANA Corp.	2.1
8.	Ventas, Inc.	2.0
9.	C.H. Robinson Worldwide, Inc.	1.8
10.	3M Co.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	20.4%
Financials	18.2
Consumer Discretionary	17.2
Health Care	15.5
Industrials	9.1
Energy	6.3
Consumer Staples	4.1
Materials	3.7
Utilities	2.5
Telecommunications Services	0.9
Exchange Traded Funds	0.4
Short-Term Investment	1.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	18.0%
Industrials	17.4
Information Technology	14.7
Consumer Discretionary	14.1
Health Care	8.6
Utilities	8.2
Consumer Staples	8.1
Energy	6.0
Materials	4.9

*	Percentages indicated are based on total long investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 1, 2005
Without Sales Charge		9.05%	17.25%	10.54%
With Sales Charge*		3.34	15.99	9.93
CLASS C SHARES	November 1, 2005
Without CDSC		8.51	16.67	9.99
With CDSC**		7.51	16.67	9.99
CLASS R2 SHARES	November 3, 2008	8.79	16.95	10.35
CLASS R5 SHARES	May 15, 2006	9.54	17.79	11.03
SELECT CLASS SHARES	November 1, 2005	9.32	17.55	10.82

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from November 1, 2005 to June 30, 2015. Return information prior to November 30, 2005 for the Lipper Alternative Active Extension Funds Average is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	9

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	8.38%
S&P 500 Index	7.42%

Net Assets as of 6/30/2015 (In Thousands)	$4,994

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Equity Plus Fund (the “Fund”) seeks to provide total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the semiconductors & software sector and the consumer cyclical sector was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the media and industrial cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd., Constellation Brands Inc. and Boston Scientific Corp. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and its $37 billion acquisition of Broadcom Corp. Shares of Constellation Brands, an alcoholic beverage company, rose on strong quarterly earnings and sales. Shares of Boston Scientific, a medical device manufacturer, rose on the settlement of product liability litigation involving one of its products.

Leading individual detractors from relative performance included the Fund’s overweight positions in Fluor Corp.,

Johnson & Johnson and its short position in Altera Corp. Shares of Fluor, a provider of engineering, construction and other services to the oil and gas industry, declined on weak demand amid falling global oil prices. Shares of Johnson & Johnson, a consumer health care products company, fell as the relative strength of the U.S. dollar hurt the company’s overseas revenue. Shares of Altera, a semiconductor manufacturer, rose on news of Intel Corp.’s $16.7 billion takeover offer for the company.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine what they believed to be their underlying value and potential for future earnings growth. The Fund’s portfolio manager took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. Overall, the Fund’s portfolio manager aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

TOP TEN LONG POSITIONS OF THE PORTFOLIO*
1.	Apple, Inc.	3.7%
2.	Comcast Corp., Class A	2.4
3.	Goldman Sachs Group, Inc. (The)	2.2
4.	United Technologies Corp.	2.1
5.	Morgan Stanley	1.9
6.	Facebook, Inc., Class A	1.9
7.	Avago Technologies Ltd., (Singapore)	1.9
8.	PACCAR, Inc.	1.8
9.	Time Warner, Inc.	1.8
10.	Lam Research Corp.	1.8

TOP TEN SHORT POSITIONS OF THE PORTFOLIO**
1.	Under Armour, Inc., Class A	2.2%
2.	Fastenal Co.	2.1
3.	General Mills, Inc.	1.7
4.	Donaldson Co., Inc.	1.7
5.	Kellogg Co.	1.6
6.	Splunk, Inc.	1.6
7.	Torchmark Corp.	1.5
8.	McDonald’s Corp.	1.5
9.	Altera Corp.	1.5
10.	Allscripts Healthcare Solutions, Inc.	1.5

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR*
Information Technology	18.3%
Financials	17.6
Consumer Discretionary	16.9
Industrials	13.4
Health Care	12.9
Energy	5.6
Consumer Staples	5.5
Utilities	3.6
Materials	3.1
Telecommunication Services	0.8
Short-Term Investments	2.3

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR**
Financials	19.4%
Information Technology	17.4
Industrials	14.0
Consumer Discretionary	12.8
Consumer Staples	9.8
Energy	8.1
Materials	6.6
Health Care	6.5
Utilities	3.7
Telecommunication Services	1.7

*	Percentages indicated are based on total long investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.
**	Percentages indicated are based on total short investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	11

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	April 1, 2010
Without Sales Charge		8.11%	16.92%	12.95%
With Sales Charge*		2.42	15.66	11.80
CLASS C SHARES	April 1, 2010
Without CDSC		7.61	16.34	12.39
With CDSC**		6.61	16.34	12.39
CLASS R2 SHARES	April 1, 2010	7.86	16.62	12.67
CLASS R5 SHARES	April 1, 2010	8.58	17.44	13.45
CLASS R6 SHARES	May 31, 2011	8.66	17.50	13.51
SELECT CLASS SHARES	April 1, 2010	8.38	17.19	13.22

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (4/1/10 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 1, 2010.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Research Equity Plus Fund, the S&P 500 Index and the Lipper Alternative Active Extension Funds Average from April 1, 2010 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Active Extension Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. Stock market. Investors cannot directly invest in an index. The Lipper Alternative Active Extension Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial Investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 127.0% (j)
Common Stocks — 125.8%
	Consumer Discretionary — 17.4%
	Auto Components — 0.7%
26	Delphi Automotive plc, (United Kingdom)	2,178

	Diversified Consumer Services — 0.9%
3	Graham Holdings Co., Class B	2,903

	Hotels, Restaurants & Leisure — 1.2%
9	Darden Restaurants, Inc.	640
84	Restaurant Brands International, Inc., (Canada)	3,192

		3,832

	Household Durables — 2.6%
13	Harman International Industries, Inc.	1,534
46	Jarden Corp. (a)	2,372
110	Toll Brothers, Inc. (a)	4,212

		8,118

	Internet & Catalog Retail — 1.3%
35	Expedia, Inc.	3,849

	Media — 4.1%
74	Comcast Corp., Class A	4,441
26	DISH Network Corp., Class A (a)	1,788
52	Time Warner, Inc.	4,554
29	Viacom, Inc., Class B	1,844

		12,627

	Multiline Retail — 1.9%
32	Kohl’s Corp.	1,991
45	Target Corp.	3,698

		5,689

	Specialty Retail — 3.5%
42	Best Buy Co., Inc.	1,360
60	Home Depot, Inc. (The)	6,682
22	Lowe’s Cos., Inc.	1,446
94	Staples, Inc.	1,444

		10,932

	Textiles, Apparel & Luxury Goods — 1.2%
42	Coach, Inc.	1,447
64	Hanesbrands, Inc.	2,116

		3,563

	Total Consumer Discretionary	53,691

	Consumer Staples — 12.1%
	Beverages — 1.8%
25	Molson Coors Brewing Co., Class B	1,742
41	PepsiCo, Inc.	3,817

		5,559

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 3.5%
19	CVS Health Corp.	2,001
78	Kroger Co. (The)	5,676
38	Walgreens Boots Alliance, Inc.	3,225

		10,902

	Food Products — 3.5%
77	Archer-Daniels-Midland Co. (m)	3,689
14	Bunge Ltd.	1,264
16	Ingredion, Inc.	1,293
34	Pilgrim’s Pride Corp.	772
88	Tyson Foods, Inc., Class A	3,747

		10,765

	Household Products — 1.9%
30	Energizer Holdings, Inc.	3,962
26	Procter & Gamble Co. (The)	2,011

		5,973

	Personal Products — 0.3%
15	Herbalife Ltd. (a)	843

	Tobacco — 1.1%
70	Altria Group, Inc.	3,439

	Total Consumer Staples	37,481

	Energy — 9.0%
	Energy Equipment & Services — 3.7%
36	Baker Hughes, Inc.	2,227
82	Cameron International Corp. (a)	4,279
13	Ensco plc, (United Kingdom), Class A	296
99	National Oilwell Varco, Inc.	4,756

		11,558

	Oil, Gas & Consumable Fuels — 5.3%
188	Denbury Resources, Inc.	1,196
49	Devon Energy Corp.	2,927
25	Hess Corp. (m)	1,638
35	Marathon Petroleum Corp.	1,826
44	Occidental Petroleum Corp.	3,414
86	Valero Energy Corp.	5,396

		16,397

	Total Energy	27,955

	Financials — 16.0%
	Banks — 9.0%
282	Bank of America Corp.	4,805
153	Citigroup, Inc.	8,461
209	KeyCorp	3,142
203	Wells Fargo & Co.	11,416

		27,824

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	13

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Consumer Finance — 2.8%
55	Capital One Financial Corp.	4,830
67	Discover Financial Services	3,852

		8,682

	Diversified Financial Services — 1.0%
66	Voya Financial, Inc.	3,072

	Insurance — 2.7%
69	Allstate Corp. (The)	4,479
5	Everest Re Group Ltd., (Bermuda)	819
27	Lincoln National Corp.	1,569
14	Travelers Cos., Inc. (The)	1,363

		8,230

	Real Estate Investment Trusts (REITs) — 0.5%
102	NorthStar Realty Finance Corp. (m)	1,625

	Total Financials	49,433

	Health Care — 23.5%
	Biotechnology — 6.0%
49	Amgen, Inc.	7,489
64	Gilead Sciences, Inc.	7,515
28	Vertex Pharmaceuticals, Inc. (a)	3,412

		18,416

	Health Care Equipment & Supplies — 3.1%
26	Becton, Dickinson and Co. (m)	3,612
44	Medtronic plc, (Ireland)	3,238
30	Stryker Corp.	2,877

		9,727

	Health Care Providers & Services — 10.4%
6	Aetna, Inc.	726
43	Anthem, Inc.	7,091
10	Cardinal Health, Inc.	870
47	Cigna Corp. (m)	7,663
50	Express Scripts Holding Co. (a)	4,402
10	Health Net, Inc. (a)	609
20	Humana, Inc.	3,787
25	LifePoint Health, Inc. (a)	2,174
21	McKesson Corp.	4,766

		32,088

	Pharmaceuticals — 4.0%
45	Merck & Co., Inc.	2,534
290	Pfizer, Inc.	9,734

		12,268

	Total Health Care	72,499

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 11.7%
	Aerospace & Defense — 5.8%
20	Boeing Co. (The)	2,802
21	General Dynamics Corp.	2,919
6	Huntington Ingalls Industries, Inc.	630
17	L-3 Communications Holdings, Inc.	1,871
43	Northrop Grumman Corp.	6,805
29	Raytheon Co.	2,793

		17,820

	Air Freight & Logistics — 0.4%
7	FedEx Corp.	1,159

	Airlines — 1.9%
17	Alaska Air Group, Inc.	1,076
44	Delta Air Lines, Inc.	1,787
90	Southwest Airlines Co.	2,975

		5,838

	Commercial Services & Supplies — 0.5%
81	Pitney Bowes, Inc.	1,685

	Construction & Engineering — 1.2%
112	AECOM (a)	3,701

	Industrial Conglomerates — 0.9%
32	Danaher Corp.	2,776

	Machinery — 1.0%
29	Allison Transmission Holdings, Inc.	840
25	Illinois Tool Works, Inc.	2,258

		3,098

	Total Industrials	36,077

	Information Technology — 29.1%
	Communications Equipment — 3.3%
102	Brocade Communications Systems, Inc.	1,210
264	Cisco Systems, Inc.	7,241
28	QUALCOMM, Inc.	1,754

		10,205

	Internet Software & Services — 1.1%
31	VeriSign, Inc. (a)	1,932
34	Yahoo!, Inc. (a)	1,328

		3,260

	IT Services — 4.0%
89	Computer Sciences Corp.	5,862
75	Leidos Holdings, Inc.	3,028
22	MasterCard, Inc., Class A	2,028
23	Visa, Inc., Class A	1,511

		12,429

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — 3.5%
42	Broadcom Corp., Class A	2,173
25	KLA-Tencor Corp.	1,400
67	Lam Research Corp.	5,475
89	Micron Technology, Inc. (a)	1,682

		10,730

	Software — 8.1%
73	Activision Blizzard, Inc.	1,767
240	Microsoft Corp.	10,616
159	Oracle Corp.	6,400
128	Rovi Corp. (a)	2,041
177	Symantec Corp.	4,111

		24,935

	Technology Hardware, Storage & Peripherals — 9.1%
146	Apple, Inc.	18,300
206	Hewlett-Packard Co.	6,173
21	SanDisk Corp.	1,228
32	Western Digital Corp.	2,533

		28,234

	Total Information Technology	89,793

	Materials — 3.1%
	Chemicals — 1.1%
33	LyondellBasell Industries N.V., Class A	3,416

	Containers & Packaging — 1.7%
101	Sealed Air Corp.	5,169

	Paper & Forest Products — 0.3%
23	International Paper Co.	1,109

	Total Materials	9,694

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
28	AT&T, Inc.	986
48	CenturyLink, Inc.	1,401
14	Verizon Communications, Inc.	660

	Total Telecommunication Services	3,047

	Utilities — 2.9%
	Electric Utilities — 1.2%
54	Entergy Corp.	3,772

	Gas Utilities — 1.7%
149	UGI Corp.	5,126

	Total Utilities	8,898

	Total Common Stocks (Cost $310,539)	388,568

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.2%
	Investment Company — 1.2%
3,669	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $3,669)	3,669

	Total Investments — 127.0% (Cost $314,208)	392,237
	Liabilities in Excess of Other Assets — (27.0)% (c)	(83,464)

	NET ASSETS — 100.0%	$308,773

Short Positions — 27.4%
Common Stocks — 27.4%
	Consumer Discretionary — 5.7%
	Hotels, Restaurants & Leisure — 2.0%
21	Marriott International, Inc., Class A	1,540
55	Norwegian Cruise Line Holdings Ltd. (a)	3,099
31	Starbucks Corp.	1,673

		6,312

	Household Durables — 0.8%
26	Lennar Corp., Class A	1,301
6	Mohawk Industries, Inc. (a)	1,203

		2,504

	Internet & Catalog Retail — 0.3%
1	Netflix, Inc. (a)	854

	Leisure Products — 0.3%
6	Polaris Industries, Inc.	948

	Specialty Retail — 1.9%
28	Ascena Retail Group, Inc. (a)	468
30	Cabela’s, Inc. (a)	1,474
19	CarMax, Inc. (a)	1,238
10	Restoration Hardware Holdings, Inc. (a)	996
7	Signet Jewelers Ltd., (Bermuda)	885
26	Urban Outfitters, Inc. (a)	914

		5,975

	Textiles, Apparel & Luxury Goods — 0.4%
53	Kate Spade & Co. (a)	1,139

	Total Consumer Discretionary	17,732

	Consumer Staples — 2.4%
	Food & Staples Retailing — 0.5%
23	United Natural Foods, Inc. (a)	1,440

	Food Products — 1.1%
16	Hershey Co. (The)	1,439
25	McCormick & Co., Inc. (Non-Voting)	2,016

		3,455

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	15

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Personal Products — 0.8%
30	Estee Lauder Cos., Inc. (The), Class A	2,591

	Total Consumer Staples	7,486

	Energy — 0.7%
	Oil, Gas & Consumable Fuels — 0.7%
38	Cabot Oil & Gas Corp.	1,189
11	CONSOL Energy, Inc.	244
15	Range Resources Corp.	716

	Total Energy	2,149

	Financials — 0.6%
	Banks — 0.6%
140	Investors Bancorp, Inc.	1,718

	Health Care — 3.6%
	Biotechnology — 0.1%
7	Cepheid, Inc. (a)	452

	Health Care Equipment & Supplies — 0.2%
4	Cooper Cos., Inc. (The)	694

	Health Care Providers & Services — 2.6%
30	Acadia Healthcare Co., Inc. (a)	2,318
17	Brookdale Senior Living, Inc. (a)	597
57	Team Health Holdings, Inc. (a)	3,750
23	Tenet Healthcare Corp. (a)	1,314

		7,979

	Health Care Technology — 0.7%
156	Allscripts Healthcare Solutions, Inc. (a)	2,140

	Total Health Care	11,265

	Industrials — 4.9%
	Aerospace & Defense — 0.8%
48	Hexcel Corp.	2,368

	Commercial Services & Supplies — 1.5%
22	Republic Services, Inc.	850
27	Stericycle, Inc. (a)	3,642
7	Waste Connections, Inc.	306

		4,798

	Construction & Engineering — 0.5%
54	Quanta Services, Inc. (a)	1,556

	Machinery — 0.1%
7	Oshkosh Corp.	280

	Road & Rail — 0.7%
16	Genesee & Wyoming, Inc., Class A (a)	1,196
10	Kansas City Southern	894

		2,090

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 1.3%
46	Fastenal Co.	1,920
26	MRC Global, Inc. (a)	398
7	W.W. Grainger, Inc.	1,657

		3,975

	Total Industrials	15,067

	Information Technology — 7.6%
	Communications Equipment — 0.9%
95	JDS Uniphase Corp. (a)	1,101
29	ViaSat, Inc. (a)	1,736

		2,837

	Electronic Equipment, Instruments & Components — 3.0%
34	Amphenol Corp., Class A	1,948
58	FLIR Systems, Inc.	1,775
24	Ingram Micro, Inc., Class A (a)	601
54	Knowles Corp. (a)	977
77	National Instruments Corp.	2,282
73	Trimble Navigation Ltd. (a)	1,720

		9,303

	Internet Software & Services — 0.6%
34	Pandora Media, Inc. (a)	533
16	Zillow Group, Inc., Class A (a)	1,370

		1,903

	IT Services — 1.3%
12	Fidelity National Information Services, Inc.	736
66	Paychex, Inc.	3,108

		3,844

	Semiconductors & Semiconductor Equipment — 0.7%
24	Cree, Inc. (a)	617
36	Linear Technology Corp.	1,601

		2,218

	Software — 0.9%
7	FireEye, Inc. (a)	328
8	NetSuite, Inc. (a)	771
7	Ultimate Software Group, Inc. (The) (a)	1,084
180	Zynga, Inc., Class A (a)	514

		2,697

	Technology Hardware, Storage & Peripherals — 0.2%
17	Stratasys Ltd. (a)	601

	Total Information Technology	23,403

	Materials — 0.5%
	Metals & Mining — 0.5%
77	Freeport-McMoRan, Inc.	1,430

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Utilities — 1.4%
	Electric Utilities — 0.5%
59	OGE Energy Corp.	1,677

	Multi-Utilities — 0.9%
15	Dominion Resources, Inc.	1,010
37	NiSource, Inc.	1,687

		2,697

	Total Utilities	4,374

	Total Securities Sold Short (Proceeds $80,591)	$84,624

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	E-mini S&P 500	09/18/15	USD	$1,130	$(14)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	17

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 123.8% (j)
Common Stocks — 121.3%
	Consumer Discretionary — 21.3%
	Auto Components — 0.8%
451	Delphi Automotive plc, (United Kingdom)	38,365
853	Johnson Controls, Inc.	42,247
310	Magna International, Inc., (Canada)	17,384

		97,996

	Automobiles — 2.8%
1,258	Ford Motor Co.	18,880
9,326	General Motors Co.	310,847

		329,727

	Hotels, Restaurants & Leisure — 2.2%
587	Carnival Corp.	28,971
62	Chipotle Mexican Grill, Inc. (a)	37,769
251	Dunkin’ Brands Group, Inc.	13,783
1,087	Royal Caribbean Cruises Ltd.	85,546
1,438	Starbucks Corp.	77,086
228	Starwood Hotels & Resorts Worldwide, Inc.	18,464
29	Yum! Brands, Inc.	2,620

		264,239

	Household Durables — 1.9%
1,331	D.R. Horton, Inc.	36,426
873	Harman International Industries, Inc.	103,891
48	Jarden Corp. (a)	2,505
1,058	PulteGroup, Inc.	21,316
1,786	Toll Brothers, Inc. (a)	68,190

		232,328

	Internet & Catalog Retail — 1.4%
362	Amazon.com, Inc. (a)	157,051
5	Priceline Group, Inc. (The) (a)	5,324

		162,375

	Media — 6.5%
1,677	CBS Corp. (Non-Voting), Class B	93,062
397	Charter Communications, Inc., Class A (a)	67,933
1,636	Comcast Corp., Class A	98,377
831	DISH Network Corp., Class A (a)	56,247
454	Sirius XM Holdings, Inc. (a)	1,695
7	Time Warner Cable, Inc.	1,229
2,838	Time Warner, Inc.	248,086
4,687	Twenty-First Century Fox, Inc., Class A	152,540
1,661	Twenty-First Century Fox, Inc., Class B	53,529

		772,698

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.3%
444	Dollar General Corp.	34,542

	Specialty Retail — 4.3%
603	Home Depot, Inc. (The)	67,049
4,079	Lowe’s Cos., Inc.	273,181
475	Tiffany & Co.	43,576
1,856	TJX Cos., Inc. (The)	122,780

		506,586

	Textiles, Apparel & Luxury Goods — 1.1%
363	lululemon athletica, Inc., (Canada) (a)	23,724
389	PVH Corp.	44,846
218	Ralph Lauren Corp.	28,845
482	V.F. Corp.	33,585

		131,000

	Total Consumer Discretionary	2,531,491

	Consumer Staples — 5.1%
	Beverages — 1.6%
1,715	Coca-Cola Co. (The) (m)	67,292
42	Constellation Brands, Inc., Class A	4,902
174	Molson Coors Brewing Co., Class B	12,134
1,196	PepsiCo, Inc.	111,668

		195,996

	Food & Staples Retailing — 0.6%
455	Costco Wholesale Corp.	61,464
59	CVS Health Corp.	6,171

		67,635

	Food Products — 1.3%
25	Archer-Daniels-Midland Co. (m)	1,196
219	Campbell Soup Co.	10,435
563	Hershey Co. (The)	49,979
21	Keurig Green Mountain, Inc.	1,585
2,134	Mondelez International, Inc., Class A	87,780

		150,975

	Household Products — 1.0%
434	Colgate-Palmolive Co.	28,411
1,148	Procter & Gamble Co. (The)	89,812

		118,223

	Tobacco — 0.6%
875	Philip Morris International, Inc.	70,175

	Total Consumer Staples	603,004

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Energy — 7.9%
	Energy Equipment & Services — 1.2%
586	Baker Hughes, Inc.	36,180
54	Halliburton Co.	2,338
1,118	Schlumberger Ltd.	96,329

		134,847

	Oil, Gas & Consumable Fuels — 6.7%
1,033	Anadarko Petroleum Corp.	80,600
1,894	Cabot Oil & Gas Corp.	59,726
217	Concho Resources, Inc. (a)	24,717
28	ConocoPhillips	1,707
525	EOG Resources, Inc.	46,003
722	EQT Corp.	58,699
560	Exxon Mobil Corp.	46,571
790	Marathon Oil Corp.	20,968
513	Marathon Petroleum Corp.	26,837
4,396	Occidental Petroleum Corp.	341,883
501	Phillips 66	40,367
208	Pioneer Natural Resources Co.	28,831
499	TransCanada Corp., (Canada)	20,283

		797,192

	Total Energy	932,039

	Financials — 22.5%
	Banks — 7.4%
12,328	Bank of America Corp.	209,823
151	BB&T Corp.	6,093
2,612	Citigroup, Inc.	144,287
68	East West Bancorp, Inc.	3,044
80	Fifth Third Bancorp	1,658
23	First Republic Bank	1,451
2,170	KeyCorp	32,600
285	Regions Financial Corp.	2,952
383	SunTrust Banks, Inc.	16,476
271	SVB Financial Group (a)	39,082
7,338	Wells Fargo & Co.	412,669
153	Zions Bancorporation	4,849

		874,984

	Capital Markets — 6.4%
601	Ameriprise Financial, Inc.	75,085
329	BlackRock, Inc.	113,911
1,718	Charles Schwab Corp. (The)	56,090
832	Goldman Sachs Group, Inc. (The)	173,688
2,366	Invesco Ltd.	88,692
5,668	Morgan Stanley	219,849

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
297	State Street Corp.	22,864
268	TD Ameritrade Holding Corp.	9,881

		760,060

	Consumer Finance — 0.5%
969	Ally Financial, Inc. (a)	21,733
564	Discover Financial Services	32,516

		54,249

	Diversified Financial Services — 0.8%
445	Intercontinental Exchange, Inc.	99,536

	Insurance — 6.0%
3,116	ACE Ltd., (Switzerland)	316,840
845	American International Group, Inc. (m)	52,224
123	Arthur J. Gallagher & Co.	5,821
34	Hartford Financial Services Group, Inc. (The)	1,430
2,709	Marsh & McLennan Cos., Inc.	153,587
2,391	MetLife, Inc.	133,889
116	Principal Financial Group, Inc.	5,970
1,273	XL Group plc, (Ireland)	47,365

		717,126

	Real Estate Investment Trusts (REITs) — 1.4%
582	American Tower Corp. (m)	54,291
224	AvalonBay Communities, Inc.	35,826
104	Boston Properties, Inc. (m)	12,550
435	Brixmor Property Group, Inc. (m)	10,056
57	Equity One, Inc. (m)	1,325
359	Liberty Property Trust (m)	11,551
758	Prologis, Inc. (m)	28,123
13	SL Green Realty Corp. (m)	1,385
135	Spirit Realty Capital, Inc. (m)	1,308
91	Vornado Realty Trust (m)	8,628

		165,043

	Total Financials	2,670,998

	Health Care — 19.2%
	Biotechnology — 4.2%
155	Alexion Pharmaceuticals, Inc. (a)	28,085
472	Biogen, Inc. (a)	190,526
5	BioMarin Pharmaceutical, Inc. (a)	643
1,073	Celgene Corp. (a)	124,149
507	Gilead Sciences, Inc.	59,359
14	Receptos, Inc. (a)	2,642
11	Regeneron Pharmaceuticals, Inc. (a)	5,586
746	Vertex Pharmaceuticals, Inc. (a)	92,146

		503,136

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Health Care Equipment & Supplies — 1.9%
1,686	Abbott Laboratories (m)	82,729
4,613	Boston Scientific Corp. (a)	81,648
605	Stryker Corp.	57,782

		222,159

	Health Care Providers & Services — 6.3%
655	Aetna, Inc.	83,531
120	Cigna Corp. (m)	19,396
900	Humana, Inc.	172,158
1,050	McKesson Corp.	236,095
1,915	UnitedHealth Group, Inc.	233,619

		744,799

	Health Care Technology — 0.1%
173	Cerner Corp. (a)	11,961

	Life Sciences Tools & Services — 0.1%
60	Illumina, Inc. (a)	13,117

	Pharmaceuticals — 6.6%
354	Allergan plc (a)	107,349
3,077	Bristol-Myers Squibb Co.	204,729
893	Eli Lilly & Co.	74,542
8	Endo International plc, (Ireland) (a)	613
1,587	Johnson & Johnson	154,638
1,751	Merck & Co., Inc.	99,666
126	Perrigo Co. plc, (Ireland)	23,260
3,584	Pfizer, Inc.	120,176

		784,973

	Total Health Care	2,280,145

	Industrials — 11.3%
	Aerospace & Defense — 5.3%
3,290	Honeywell International, Inc. (m)	335,440
508	L-3 Communications Holdings, Inc.	57,638
204	Northrop Grumman Corp.	32,364
30	Textron, Inc.	1,330
1,859	United Technologies Corp.	206,202

		632,974

	Airlines — 2.1%
2,344	Delta Air Lines, Inc.	96,311
2,775	United Continental Holdings, Inc. (a)	147,116

		243,427

	Building Products — 1.1%
1,498	Fortune Brands Home & Security, Inc.	68,641
66	Lennox International, Inc.	7,107

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — continued
2,033	Masco Corp.	54,213

		129,961

	Commercial Services & Supplies — 0.2%
595	Republic Services, Inc.	23,302
119	Tyco International plc	4,583

		27,885

	Construction & Engineering — 0.5%
691	Fluor Corp.	36,641
553	Jacobs Engineering Group, Inc. (a)	22,477

		59,118

	Electrical Equipment — 0.1%
14	Acuity Brands, Inc.	2,592
142	Eaton Corp. plc	9,552

		12,144

	Industrial Conglomerates — 0.1%
388	General Electric Co.	10,302

	Machinery — 1.3%
95	Ingersoll-Rand plc	6,395
2,009	PACCAR, Inc.	128,201
178	SPX Corp.	12,901
49	WABCO Holdings, Inc. (a)	6,077

		153,574

	Road & Rail — 0.6%
15	Canadian Pacific Railway Ltd., (Canada)	2,404
81	Kansas City Southern	7,405
655	Union Pacific Corp.	62,514

		72,323

	Total Industrials	1,341,708

	Information Technology — 25.2%
	Electronic Equipment, Instruments & Components — 1.0%
122	Amphenol Corp., Class A	7,043
42	Belden, Inc.	3,379
1,730	TE Connectivity Ltd., (Switzerland)	111,266

		121,688

	Internet Software & Services — 4.0%
2,322	Facebook, Inc., Class A (a)	199,165
201	Google, Inc., Class A (a)	108,496
319	Google, Inc., Class C (a)	166,201

		473,862

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	IT Services — 4.2%
1,246	Accenture plc, (Ireland), Class A	120,569
232	Alliance Data Systems Corp. (a)	67,729
560	Cognizant Technology Solutions Corp., Class A (a)	34,209
1,472	Fidelity National Information Services, Inc.	90,985
629	MasterCard, Inc., Class A	58,816
1,494	Visa, Inc., Class A	100,349
216	WEX, Inc. (a)	24,606

		497,263

	Semiconductors & Semiconductor Equipment — 8.0%
2,217	Avago Technologies Ltd., (Singapore)	294,735
2,433	Broadcom Corp., Class A	125,264
810	Freescale Semiconductor Ltd. (a)	32,395
1,897	KLA-Tencor Corp.	106,639
3,263	Lam Research Corp.	265,483
940	NXP Semiconductors N.V., (Netherlands) (a)	92,318
570	Texas Instruments, Inc.	29,350

		946,184

	Software — 4.0%
1,204	Adobe Systems, Inc. (a)	97,551
7,444	Microsoft Corp.	328,637
1,167	Oracle Corp.	47,019
51	VMware, Inc., Class A (a)	4,355

		477,562

	Technology Hardware, Storage & Peripherals — 4.0%
3,646	Apple, Inc. (m)	457,353
696	Hewlett-Packard Co.	20,890

		478,243

	Total Information Technology	2,994,802

	Materials — 4.5%
	Chemicals — 2.9%
8	Ashland, Inc.	1,028
599	Axiall Corp.	21,599
3,455	Dow Chemical Co. (The)	176,787
1,277	E.I. du Pont de Nemours & Co.	81,654
1,444	Mosaic Co. (The)	67,649

		348,717

	Construction Materials — 0.4%
318	Martin Marietta Materials, Inc.	45,055

	Containers & Packaging — 0.9%
1,991	Crown Holdings, Inc. (a)	105,329
12	Rock-Tenn Co., Class A	692

		106,021

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 0.3%
110	Alcoa, Inc.	1,226
1,823	United States Steel Corp.	37,597

		38,823

	Total Materials	538,616

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 0.9%
1,347	AT&T, Inc.	47,828
1,103	Verizon Communications, Inc. (m)	51,418

		99,246

	Wireless Telecommunication Services — 0.3%
307	SBA Communications Corp., Class A (a)	35,250
50	T-Mobile US, Inc. (a)	1,952

		37,202

	Total Telecommunication Services	136,448

	Utilities — 3.1%
	Electric Utilities — 1.9%
1,097	Edison International	60,958
2,665	Exelon Corp.	83,723
812	NextEra Energy, Inc.	79,587
61	Pinnacle West Capital Corp. (m)	3,455
72	Xcel Energy, Inc.	2,304

		230,027

	Gas Utilities — 0.1%
203	AGL Resources, Inc.	9,453
243	Questar Corp.	5,073

		14,526

	Multi-Utilities — 1.0%
385	CenterPoint Energy, Inc.	7,322
1,399	CMS Energy Corp.	44,557
983	NiSource, Inc.	44,821
275	PG&E Corp.	13,512
28	Sempra Energy	2,761

		112,973

	Water Utilities — 0.1%
242	American Water Works Co., Inc.	11,778

	Total Utilities	369,304

	Total Common Stocks (Cost $10,678,507)	14,398,555

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Exchange Traded Funds — 0.4%
	U.S. Equity — 0.4%
749	Utilities Select Sector SPDR Fund	31,041
312	Vanguard REIT ETF	23,281

	Total Exchange Traded Funds (Cost $60,071)	54,322

Short-Term Investment — 2.1%
	Investment Company — 2.1%
243,344	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $243,344)	243,344

	Total Investments — 123.8% (Cost $10,981,922)	14,696,221
	Liabilities in Excess of Other Assets — (23.8)% (c)	(2,826,987)

	NET ASSETS — 100.0%	$11,869,234

Short Positions — 23.4%
Common Stocks — 23.4%
	Consumer Discretionary — 3.3%
	Auto Components — 0.5%
201	Autoliv, Inc., (Sweden)	23,524
451	BorgWarner, Inc.	25,648
62	Lear Corp.	7,005

		56,177

	Hotels, Restaurants & Leisure — 0.7%
156	Darden Restaurants, Inc.	11,120
289	Hilton Worldwide Holdings, Inc. (a)	7,975
392	Marriott International, Inc., Class A	29,198
364	McDonald’s Corp.	34,643

		82,936

	Leisure Products — 0.1%
138	Hasbro, Inc.	10,332

	Media — 0.9%
92	AMC Networks, Inc., Class A (a)	7,514
184	Discovery Communications, Inc., Class A (a)	6,120
1,077	Interpublic Group of Cos., Inc. (The)	20,756
467	Omnicom Group, Inc.	32,444
671	Scripps Networks Interactive, Inc., Class A	43,837
3	Walt Disney Co. (The)	308

		110,979

	Multiline Retail — 0.4%
329	Kohl’s Corp.	20,575
280	Target Corp.	22,864

		43,439

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 0.3%
314	Bed Bath & Beyond, Inc. (a)	21,648
257	CarMax, Inc. (a)	17,019

		38,667

	Textiles, Apparel & Luxury Goods — 0.4%
290	NIKE, Inc., Class B	31,360
199	Under Armour, Inc., Class A (a)	16,581

		47,941

	Total Consumer Discretionary	390,471

	Consumer Staples — 1.9%
	Beverages — 0.1%
128	Brown-Forman Corp., Class B	12,783

	Food & Staples Retailing — 0.8%
429	Sysco Corp.	15,486
493	Wal-Mart Stores, Inc.	34,961
1,065	Whole Foods Market, Inc.	42,002

		92,449

	Food Products — 0.4%
223	General Mills, Inc.	12,439
243	Kellogg Co.	15,265
230	Mead Johnson Nutrition Co.	20,791

		48,495

	Household Products — 0.5%
755	Church & Dwight Co., Inc.	61,265

	Tobacco — 0.1%
216	Altria Group, Inc.	10,563

	Total Consumer Staples	225,555

	Energy — 1.4%
	Energy Equipment & Services — 0.4%
241	Cameron International Corp. (a)	12,623
171	Ensco plc, (United Kingdom), Class A	3,804
379	FMC Technologies, Inc. (a)	15,733
301	Noble Corp. plc, (United Kingdom)	4,631
338	Tenaris S.A., (Luxembourg), ADR	9,135

		45,926

	Oil, Gas & Consumable Fuels — 1.0%
1,099	Chesapeake Energy Corp.	12,276
321	Hess Corp.	21,448
150	Murphy Oil Corp.	6,253
377	Noble Energy, Inc.	16,107
80	ONEOK, Inc.	3,178
1,386	QEP Resources, Inc.	25,650

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
1,089	Spectra Energy Corp.	35,507

		120,419

	Total Energy	166,345

	Financials — 4.2%
	Banks — 0.9%
585	Associated Banc-Corp.	11,850
1,852	First Horizon National Corp.	29,027
330	People’s United Financial, Inc.	5,341
244	PNC Financial Services Group, Inc. (The)	23,291
786	U.S. Bancorp	34,113

		103,622

	Capital Markets — 0.7%
448	Franklin Resources, Inc.	21,982
309	Northern Trust Corp.	23,624
464	T. Rowe Price Group, Inc.	36,055

		81,661

	Diversified Financial Services — 0.1%
356	NASDAQ OMX Group, Inc. (The)	17,371

	Insurance — 1.4%
345	Allstate Corp. (The)	22,353
116	Aon plc, (United Kingdom)	11,610
104	Chubb Corp. (The)	9,890
185	Lincoln National Corp.	10,956
1,559	Progressive Corp. (The)	43,383
592	Torchmark Corp.	34,441
236	Travelers Cos., Inc. (The)	22,846
194	W.R. Berkley Corp.	10,087

		165,566

	Real Estate Investment Trusts (REITs) — 1.1%
324	Digital Realty Trust, Inc.	21,591
143	Federal Realty Investment Trust	18,279
480	Health Care REIT, Inc.	31,497
31	Realty Income Corp.	1,354
54	UDR, Inc.	1,735
907	Ventas, Inc.	56,330

		130,786

	Total Financials	499,006

	Health Care — 2.0%
	Biotechnology — 0.4%
299	Amgen, Inc.	45,972

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 0.8%
548	Baxter International, Inc. (w)	38,323
65	C.R. Bard, Inc.	11,097
301	Medtronic plc, (Ireland)	22,334
236	Zimmer Biomet Holdings, Inc.	25,742

		97,496

	Health Care Providers & Services — 0.3%
46	AmerisourceBergen Corp.	4,881
87	Anthem, Inc.	14,235
175	Cardinal Health, Inc.	14,636

		33,752

	Health Care Technology — 0.1%
270	Medidata Solutions, Inc. (a)	14,662

	Pharmaceuticals — 0.4%
702	AbbVie, Inc.	47,190

	Total Health Care	239,072

	Industrials — 4.1%
	Aerospace & Defense — 1.3%
309	Boeing Co. (The)	42,860
347	Lockheed Martin Corp.	64,584
422	Raytheon Co.	40,360

		147,804

	Air Freight & Logistics — 0.4%
814	C.H. Robinson Worldwide, Inc.	50,767

	Airlines — 0.5%
646	American Airlines Group, Inc.	25,794
1,133	Southwest Airlines Co.	37,489

		63,283

	Commercial Services & Supplies — 0.5%
1,067	ADT Corp. (The)	35,812
484	Waste Management, Inc.	22,447

		58,259

	Electrical Equipment — 0.6%
551	Rockwell Automation, Inc.	68,707

	Industrial Conglomerates — 0.4%
310	3M Co.	47,884

	Machinery — 0.3%
470	Donaldson Co., Inc.	16,830
164	Dover Corp.	11,484
110	Illinois Tool Works, Inc.	10,097

		38,411

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	23

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Road & Rail — 0.0% (g)
27	Norfolk Southern Corp.	2,385

	Trading Companies & Distributors — 0.1%
70	Fastenal Co.	2,962
15	W.W. Grainger, Inc.	3,621

		6,583

	Total Industrials	484,083

	Information Technology — 3.4%
	IT Services — 0.8%
396	Fiserv, Inc. (a)	32,763
146	Global Payments, Inc.	15,128
74	International Business Machines Corp.	12,021
629	Total System Services, Inc.	26,273
326	Vantiv, Inc., Class A (a)	12,448

		98,633

	Semiconductors & Semiconductor Equipment — 2.0%
81	Analog Devices, Inc.	5,224
690	Intel Corp.	20,998
143	Linear Technology Corp.	6,334
441	Micron Technology, Inc. (a)	8,301
4,712	NVIDIA Corp.	94,762
4,520	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	102,651

		238,270

	Software — 0.3%
62	Intuit, Inc.	6,233
396	Salesforce.com, Inc. (a)	27,592

		33,825

	Technology Hardware, Storage & Peripherals — 0.3%
84	SanDisk Corp.	4,874
704	Seagate Technology plc	33,458

		38,332

	Total Information Technology	409,060

	Materials — 1.2%
	Chemicals — 0.8%
70	Air Products & Chemicals, Inc.	9,578

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
310	Cabot Corp.	11,568
139	Eastman Chemical Co.	11,397
156	Ecolab, Inc.	17,661
93	LyondellBasell Industries N.V., Class A	9,579
281	Monsanto Co.	29,984

		89,767

	Containers & Packaging — 0.0% (g)
98	Bemis Co., Inc.	4,398

	Metals & Mining — 0.3%
57	Compass Minerals International, Inc.	4,654
1,630	Freeport-McMoRan, Inc.	30,351

		35,005

	Paper & Forest Products — 0.1%
190	Domtar Corp., (Canada)	7,883

	Total Materials	137,053

	Utilities — 1.9%
	Electric Utilities — 0.9%
20	Duke Energy Corp.	1,417
187	Entergy Corp.	13,182
649	Eversource Energy	29,471
1,478	Southern Co. (The)	61,913

		105,983

	Multi-Utilities — 0.9%
295	Ameren Corp.	11,105
675	Consolidated Edison, Inc.	39,090
34	Dominion Resources, Inc.	2,240
1,157	SCANA Corp.	58,579

		111,014

	Water Utilities — 0.1%
475	Aqua America, Inc.	11,638

	Total Utilities	228,635

	Total Securities Sold Short (Proceeds $2,763,774)	$2,779,280

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1,007	E-mini S&P 500	09/18/15	USD	$103,439	$(2,306)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	25

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — 143.5% (j)
Common Stocks — 140.2%
		Consumer Discretionary — 24.3%
		Auto Components — 1.4%
—	(h)	Lear Corp.	40
1		Magna International, Inc., (Canada)	31

			71

		Automobiles — 1.6%
1		Ford Motor Co.	13
2		General Motors Co.	65

			78

		Hotels, Restaurants & Leisure — 1.3%
—	(h)	Carnival Corp.	14
—	(h)	Chipotle Mexican Grill, Inc. (a)	45
—	(h)	Marriott International, Inc., Class A	4
—	(h)	Royal Caribbean Cruises Ltd.	4

			67

		Household Durables — 0.1%
—	(h)	Harman International Industries, Inc.	5

		Media — 11.5%
1		CBS Corp. (Non-Voting), Class B	44
3		Comcast Corp., Class A	170
1		DISH Network Corp., Class A (a)	85
—	(h)	Scripps Networks Interactive, Inc., Class A	5
4		Sirius XM Holdings, Inc. (a)	16
1		Time Warner, Inc.	130
4		Twenty-First Century Fox, Inc., Class A	122
—	(h)	Walt Disney Co. (The)	3

			575

		Specialty Retail — 7.3%
2		AutoNation, Inc. (a)	113
1		Best Buy Co., Inc.	18
1		Home Depot, Inc. (The)	72
2		Lowe’s Cos., Inc.	109
1		Ross Stores, Inc.	54

			366

		Textiles, Apparel & Luxury Goods — 1.1%
1		V.F. Corp.	53

		Total Consumer Discretionary	1,215

		Consumer Staples — 7.9%
		Beverages — 4.4%
—	(h)	Coca-Cola Enterprises, Inc.	1
1		Constellation Brands, Inc., Class A	90
1		Dr. Pepper Snapple Group, Inc.	37

SHARES		SECURITY DESCRIPTION	VALUE($)

		Beverages — continued
1		PepsiCo, Inc.	91

			219

		Food & Staples Retailing — 0.1%
—	(h)	Costco Wholesale Corp.	3

		Food Products — 0.4%
1		Pilgrim’s Pride Corp.	19

		Household Products — 2.8%
—	(h)	Colgate-Palmolive Co.	8
—	(h)	Kimberly-Clark Corp.	5
2		Procter & Gamble Co. (The)	126

			139

		Tobacco — 0.2%
—	(h)	Philip Morris International, Inc.	13

		Total Consumer Staples	393

		Energy — 8.0%
		Energy Equipment & Services — 2.0%
1		Baker Hughes, Inc.	47
—	(h)	Ensco plc, (United Kingdom), Class A	5
1		National Oilwell Varco, Inc.	49

			101

		Oil, Gas & Consumable Fuels — 6.0%
—	(h)	Chevron Corp.	20
—	(h)	EQT Corp.	19
—	(h)	Exxon Mobil Corp.	38
1		Marathon Oil Corp.	39
1		Marathon Petroleum Corp.	41
—	(h)	Murphy Oil Corp.	6
—	(h)	Occidental Petroleum Corp.	12
—	(h)	Phillips 66	12
—	(h)	Tesoro Corp.	10
2		Valero Energy Corp.	102

			299

		Total Energy	400

		Financials — 25.2%
		Banks — 4.7%
3		Bank of America Corp.	46
1		Citigroup, Inc.	61
—	(h)	Cullen/Frost Bankers, Inc.	22
1		Fifth Third Bancorp	18
—	(h)	Prosperity Bancshares, Inc.	19
—	(h)	SunTrust Banks, Inc.	10

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Banks — continued
1		Wells Fargo & Co.	56

			232

		Capital Markets — 9.5%
—	(h)	BlackRock, Inc.	30
1		Goldman Sachs Group, Inc. (The)	158
2		Invesco Ltd.	64
2		Janus Capital Group, Inc.	41
—	(h)	Legg Mason, Inc.	21
4		Morgan Stanley	139
—	(h)	State Street Corp.	4
—	(h)	T. Rowe Price Group, Inc.	17

			474

		Consumer Finance — 1.3%
—	(h)	Capital One Financial Corp.	22
1		Synchrony Financial (a)	44

			66

		Diversified Financial Services — 1.5%
—	(h)	Berkshire Hathaway, Inc., Class B (a)	60
—	(h)	Intercontinental Exchange, Inc.	15

			75

		Insurance — 5.5%
—	(h)	ACE Ltd., (Switzerland)	23
—	(h)	Aflac, Inc. (m)	5
—	(h)	American International Group, Inc. (m)	3
—	(h)	Everest Re Group Ltd., (Bermuda)	76
1		MetLife, Inc.	71
—	(h)	Principal Financial Group, Inc.	10
—	(h)	Prudential Financial, Inc.	39
1		XL Group plc, (Ireland)	49

			276

		Real Estate Investment Trusts (REITs) — 2.7%
—	(h)	AvalonBay Communities, Inc.	49
—	(h)	Brixmor Property Group, Inc.	4
—	(h)	Highwoods Properties, Inc.	8
1		Host Hotels & Resorts, Inc.	15
—	(h)	LaSalle Hotel Properties	11
—	(h)	Prologis, Inc.	17
—	(h)	Regency Centers Corp.	19
—	(h)	Weingarten Realty Investors	12

			135

		Total Financials	1,258

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care — 18.5%
		Biotechnology — 6.8%
—	(h)	Alexion Pharmaceuticals, Inc. (a)	20
—	(h)	Amgen, Inc.	10
—	(h)	Biogen, Inc. (a)	119
1		Celgene Corp. (a)	77
1		Gilead Sciences, Inc.	108
—	(h)	Regeneron Pharmaceuticals, Inc. (a)	7

			341

		Health Care Equipment & Supplies — 0.5%
1		Boston Scientific Corp. (a)	25

		Health Care Providers & Services — 4.6%
—	(h)	Aetna, Inc.	31
—	(h)	Cardinal Health, Inc.	17
—	(h)	Cigna Corp. (m)	6
—	(h)	Humana, Inc.	4
—	(h)	McKesson Corp.	102
1		UnitedHealth Group, Inc.	68

			228

		Health Care Technology — 0.6%
—	(h)	Cerner Corp. (a)	28

		Pharmaceuticals — 6.0%
—	(h)	Allergan plc (a)	57
1		Bristol-Myers Squibb Co.	50
—	(h)	Eli Lilly & Co.	23
1		Johnson & Johnson	70
—	(h)	Merck & Co., Inc.	12
3		Pfizer, Inc.	89

			301

		Total Health Care	923

		Industrials — 19.2%
		Aerospace & Defense — 7.2%
—	(h)	Curtiss-Wright Corp.	12
—	(h)	General Dynamics Corp.	63
1		Honeywell International, Inc.	114
—	(h)	Northrop Grumman Corp.	21
1		United Technologies Corp.	148

			358

		Airlines — 2.7%
—	(h)	American Airlines Group, Inc. (m)	8
1		Delta Air Lines, Inc.	39
2		United Continental Holdings, Inc. (a)	88

			135

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	27

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Construction & Engineering — 0.7%
1		Fluor Corp.	35

		Machinery — 6.2%
1		Cummins, Inc.	81
2		PACCAR, Inc.	132
1		Parker-Hannifin Corp.	81
—	(h)	Snap-on, Inc.	15

			309

		Professional Services — 0.1%
—	(h)	Equifax, Inc.	7

		Road & Rail — 2.2%
—	(h)	Canadian Pacific Railway Ltd., (Canada)	5
—	(h)	CSX Corp.	1
1		Union Pacific Corp.	104

			110

		Trading Companies & Distributors — 0.1%
—	(h)	United Rentals, Inc. (a)	7

		Total Industrials	961

		Information Technology — 26.3%
		Communications Equipment — 0.3%
—	(h)	F5 Networks, Inc. (a)	17

		Electronic Equipment, Instruments & Components — 0.5%
—	(h)	TE Connectivity Ltd., (Switzerland)	27

		Internet Software & Services — 3.6%
2		Facebook, Inc., Class A (a)	139
—	(h)	Google, Inc., Class A (a)	8
—	(h)	Google, Inc., Class C (a)	34

			181

		IT Services — 4.8%
1		Accenture plc, (Ireland), Class A	68
—	(h)	Alliance Data Systems Corp. (a)	10
2		Cognizant Technology Solutions Corp., Class A (a)	117
—	(h)	Genpact Ltd. (a)	10
1		Infosys Ltd., (India), ADR	9
—	(h)	International Business Machines Corp.	10
—	(h)	Jack Henry & Associates, Inc.	4
—	(h)	Western Union Co. (The)	10

			238

		Semiconductors & Semiconductor Equipment — 9.4%
5		Applied Materials, Inc.	94
1		Avago Technologies Ltd., (Singapore)	135
2		Lam Research Corp.	128

SHARES		SECURITY DESCRIPTION	VALUE($)

		Semiconductors & Semiconductor Equipment — continued
—	(h)	Skyworks Solutions, Inc.	28
3		Teradyne, Inc.	60
—	(h)	Texas Instruments, Inc.	24

			469

		Software — 2.1%
—	(h)	Adobe Systems, Inc. (a)	17
—	(h)	Intuit, Inc.	7
1		Microsoft Corp.	59
—	(h)	Oracle Corp.	14
—	(h)	VMware, Inc., Class A (a)	5

			102

		Technology Hardware, Storage & Peripherals — 5.6%
2		Apple, Inc.	262
—	(h)	Hewlett-Packard Co.	13
—	(h)	Western Digital Corp.	3

			278

		Total Information Technology	1,312

		Materials — 4.5%
		Chemicals — 2.4%
—	(h)	Axiall Corp.	3
2		Mosaic Co. (The)	115

			118

		Containers & Packaging — 1.8%
1		Crown Holdings, Inc. (a)	72
—	(h)	Rock-Tenn Co., Class A	21

			93

		Paper & Forest Products — 0.3%
—	(h)	International Paper Co.	13

		Total Materials	224

		Telecommunication Services — 1.2%
		Diversified Telecommunication Services — 1.2%
1		AT&T, Inc.	49
—	(h)	Verizon Communications, Inc.	9

		Total Telecommunication Services	58

		Utilities — 5.1%
		Electric Utilities — 3.0%
1		Edison International	28
1		Exelon Corp.	29
1		NextEra Energy, Inc.	92

			149

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
		Gas Utilities — 0.6%
—	(h)	AGL Resources, Inc.	16
1		Questar Corp.	15

			31

		Multi-Utilities — 1.5%
1		CenterPoint Energy, Inc.	12
—	(h)	CMS Energy Corp.	12
1		PG&E Corp.	31
1		Public Service Enterprise Group, Inc.	21

			76

		Total Utilities	256

		Total Common Stocks (Cost $6,543)	7,000

Short-Term Investments — 3.3%
		Investment Company — 3.1%
156		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m)	156

PRINCIPAL AMOUNT($)
		U.S. Treasury Obligation — 0.2%
10		U.S. Treasury Bill, 0.180%, 04/28/16 (k) (m) (n)	10

		Total Short-Term Investments (Cost $166)	166

		Total Investments — 143.5% (Cost $6,709)	7,166
		Liabilities in Excess of Other Assets — (43.5)%	(2,172)

		NET ASSETS — 100.0%	$4,994

SHARES
Short Positions — 42.9%
Common Stocks — 42.9%
		Consumer Discretionary — 5.5%
		Auto Components — 0.9%
—	(h)	Autoliv, Inc., (Sweden)	12
1		BorgWarner, Inc.	30

			42

		Hotels, Restaurants & Leisure — 1.6%
—	(h)	Darden Restaurants, Inc.	15
—	(h)	Hilton Worldwide Holdings, Inc. (a)	11
—	(h)	McDonald’s Corp.	33
—	(h)	Yum! Brands, Inc.	21

			80

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Durables — 0.4%
—	(h)	Lennar Corp., Class A	17

		Internet & Catalog Retail — 0.5%
—	(h)	Netflix, Inc. (a)	26

		Leisure Products — 0.4%
1		Mattel, Inc.	22

		Media — 0.5%
—	(h)	AMC Networks, Inc., Class A (a)	23
—	(h)	Viacom, Inc., Class B	2

			25

		Multiline Retail — 0.1%
—	(h)	Nordstrom, Inc.	5

		Specialty Retail — 0.2%
—	(h)	Bed Bath & Beyond, Inc. (a)	4
—	(h)	CarMax, Inc. (a)	7

			11

		Textiles, Apparel & Luxury Goods — 0.9%
1		Under Armour, Inc., Class A (a)	47

		Total Consumer Discretionary	275

		Consumer Staples — 4.2%
		Beverages — 0.2%
—	(h)	Brown-Forman Corp., Class B	8

		Food & Staples Retailing — 1.3%
1		Sysco Corp.	30
—	(h)	Walgreens Boots Alliance, Inc.	5
—	(h)	Wal-Mart Stores, Inc.	5
1		Whole Foods Market, Inc.	26

			66

		Food Products — 2.0%
1		ConAgra Foods, Inc.	29
1		General Mills, Inc.	38
1		Kellogg Co.	35

			102

		Household Products — 0.7%
—	(h)	Church & Dwight Co., Inc.	12
—	(h)	Energizer Holdings, Inc.	21

			33

		Total Consumer Staples	209

		Energy — 3.5%
		Energy Equipment & Services — 0.2%
1		Weatherford International plc, (Switzerland) (a)	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	29

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
		Oil, Gas & Consumable Fuels — 3.3%
—	(h)	Anadarko Petroleum Corp.	16
—	(h)	Enbridge, Inc., (Canada)	16
—	(h)	Kinder Morgan, Inc.	13
—	(h)	Noble Energy, Inc.	10
1		ONEOK, Inc.	24
1		QEP Resources, Inc.	27
1		Spectra Energy Corp.	23
—	(h)	Williams Cos., Inc. (The)	25
1		WPX Energy, Inc. (a)	11

			165

		Total Energy	174

		Financials — 8.3%
		Banks — 3.0%
—	(h)	BankUnited, Inc.	11
—	(h)	CIT Group, Inc.	10
—	(h)	City National Corp.	3
—	(h)	Comerica, Inc.	7
—	(h)	Commerce Bancshares, Inc.	21
2		First Niagara Financial Group, Inc.	21
—	(h)	FirstMerit Corp.	2
—	(h)	M&T Bank Corp.	27
—	(h)	People’s United Financial, Inc.	7
—	(h)	Signature Bank (a)	6
—	(h)	Synovus Financial Corp.	3
—	(h)	U.S. Bancorp	6
1		Zions Bancorporation	25

			149

		Capital Markets — 1.3%
1		Charles Schwab Corp. (The)	23
1		Federated Investors, Inc., Class B	24
—	(h)	Northern Trust Corp.	16

			63

		Diversified Financial Services — 0.1%
—	(h)	CME Group, Inc.	8

		Insurance — 1.9%
—	(h)	Allstate Corp. (The)	4
—	(h)	Chubb Corp. (The)	10
—	(h)	Progressive Corp. (The)	7
1		Torchmark Corp.	33
—	(h)	W.R. Berkley Corp.	25
—	(h)	Willis Group Holdings plc, (United Kingdom)	17

			96

SHARES		SECURITY DESCRIPTION	VALUE($)

		Real Estate Investment Trusts (REITs) — 2.0%
—	(h)	Crown Castle International Corp.	5
—	(h)	Equity Residential	14
—	(h)	Federal Realty Investment Trust	17
—	(h)	Health Care REIT, Inc.	16
—	(h)	Hudson Pacific Properties, Inc.	11
1		Medical Properties Trust, Inc.	11
—	(h)	UDR, Inc.	5
—	(h)	Ventas, Inc.	21

			100

		Total Financials	416

		Health Care — 2.8%
		Health Care Equipment & Supplies — 1.2%
—	(h)	Baxter International, Inc. (w)	18
—	(h)	Medtronic plc, (Ireland)	24
—	(h)	St. Jude Medical, Inc.	18

			60

		Health Care Providers & Services — 0.6%
—	(h)	Brookdale Senior Living, Inc. (a)	5
—	(h)	DaVita HealthCare Partners, Inc. (a)	23

			28

		Health Care Technology — 1.0%
2		Allscripts Healthcare Solutions, Inc. (a)	32
—	(h)	athenahealth, Inc. (a)	19

			51

		Total Health Care	139

		Industrials — 6.0%
		Air Freight & Logistics — 0.6%
—	(h)	C.H. Robinson Worldwide, Inc.	14
—	(h)	United Parcel Service, Inc., Class B	17

			31

		Building Products — 0.2%
—	(h)	Fortune Brands Home & Security, Inc.	12

		Commercial Services & Supplies — 1.0%
1		ADT Corp. (The)	31
—	(h)	Tyco International plc	19

			50

		Electrical Equipment — 0.5%
—	(h)	Emerson Electric Co.	9
—	(h)	Rockwell Automation, Inc.	15

			24

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
		Industrial Conglomerates — 0.9%
—	(h)	3M Co.	5
—	(h)	Danaher Corp.	22
1		General Electric Co.	20

			47

		Machinery — 1.2%
1		Donaldson Co., Inc.	37
—	(h)	Dover Corp.	10
—	(h)	Illinois Tool Works, Inc.	11

			58

		Road & Rail — 0.5%
—	(h)	J.B. Hunt Transport Services, Inc.	11
—	(h)	Kansas City Southern	6
—	(h)	Werner Enterprises, Inc.	10

			27

		Trading Companies & Distributors — 1.1%
1		Fastenal Co.	44
—	(h)	W.W. Grainger, Inc.	8

			52

		Total Industrials	301

		Information Technology — 7.5%
		Communications Equipment — 0.3%
1		Juniper Networks, Inc.	16

		Internet Software & Services — 1.0%
—	(h)	LinkedIn Corp., Class A (a)	27
1		Twitter, Inc. (a)	24

			51

		IT Services — 0.6%
—	(h)	MasterCard, Inc., Class A	4
—	(h)	Vantiv, Inc., Class A (a)	15
—	(h)	VeriFone Systems, Inc. (a)	13

			32

		Semiconductors & Semiconductor Equipment — 3.3%
11		Advanced Micro Devices, Inc. (a)	27
1		Altera Corp.	33
—	(h)	Analog Devices, Inc.	28
2		Atmel Corp.	20
—	(h)	Linear Technology Corp.	6
—	(h)	Maxim Integrated Products, Inc.	14
1		NVIDIA Corp.	26
—	(h)	Xilinx, Inc.	10

			164

SHARES		SECURITY DESCRIPTION	VALUE($)

		Software — 1.8%
—	(h)	Citrix Systems, Inc. (a)	16
—	(h)	Salesforce.com, Inc. (a)	24
—	(h)	Splunk, Inc. (a)	34
—	(h)	Workday, Inc., Class A (a)	14

			88

		Technology Hardware, Storage & Peripherals — 0.5%
—	(h)	Seagate Technology plc	23

		Total Information Technology	374

		Materials — 2.8%
		Chemicals — 2.0%
—	(h)	Air Products & Chemicals, Inc.	6
—	(h)	Airgas, Inc.	13
—	(h)	Celanese Corp., Series A	15
—	(h)	Eastman Chemical Co.	8
—	(h)	Ecolab, Inc.	4
—	(h)	FMC Corp.	4
—	(h)	Potash Corp. of Saskatchewan, Inc., (Canada)	6
—	(h)	PPG Industries, Inc.	11
—	(h)	Praxair, Inc.	27
—	(h)	W.R. Grace & Co. (a)	8

			102

		Containers & Packaging — 0.1%
—	(h)	Packaging Corp. of America	7

		Metals & Mining — 0.7%
1		Freeport-McMoRan, Inc.	27
—	(h)	Nucor Corp.	6

			33

		Total Materials	142

		Telecommunication Services — 0.7%
		Wireless Telecommunication Services — 0.7%
—	(h)	SBA Communications Corp., Class A (a)	10
6		Sprint Corp. (a)	26

		Total Telecommunication Services	36

		Utilities — 1.6%
		Electric Utilities — 0.8%
—	(h)	Eversource Energy	9
—	(h)	FirstEnergy Corp.	7
1		Southern Co. (The)	21

			37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	31

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
		Independent Power & Renewable Electricity Producers — 0.1%
—	(h)	NRG Energy, Inc.	7

		Multi-Utilities — 0.4%
—	(h)	Dominion Resources, Inc.	4
—	(h)	SCANA Corp.	16

			20

SHARES	SECURITY DESCRIPTION	VALUE($)

	Water Utilities — 0.3%
1	Aqua America, Inc.	14

	Total Utilities	78

	Total Securities Sold Short (Proceeds $2,256)	$2,144

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-mini S&P 500	09/18/15	USD	$103	$(2)

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

J.P. Morgan Equity Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
REIT	— Real Estate Investment Trust
SPDR	— Standard & Poor’s Depositary Receipts
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(j)	— All or a portion of these securities are segregated for short sales.

The following approximates the aggregate amount of securities segregated for short sales (amounts in thousands):

Fund	Value
U.S. Dynamic Plus Fund	$117,163
U.S. Large Cap Core Plus Fund	3,881,435
U.S. Research Equity Plus Fund	5,454

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(w)	— When issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	33

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$388,568		$14,452,877	$7,010
Investments in affiliates, at value	3,669		243,344	156

Total investment securities, at value	392,237		14,696,221	7,166
Cash	459		17,607	2
Deposits at broker for futures contracts	271		6,820	—
Receivables:
Investment securities sold	2,152		121,386	82
Fund shares sold	358		9,712	2
Dividends from non-affiliates	401		15,834	5
Dividends from affiliates	—	(a)	10	—	(a)
Variation margin on futures contracts	2		381	—	(a)
Due from Adviser	—		—	36

Total Assets	395,880		14,867,971	7,293

LIABILITIES:
Payables:
Securities sold short, at value	84,624		2,779,280	2,144
Dividend expense to non-affiliates on securities sold short	13		6,579	3
Investment securities purchased	1,940		196,149	90
Interest expense to non-affiliates on securities sold short	65		2,066	—	(a)
Fund shares redeemed	100		3,074	—
Accrued liabilities:
Investment advisory fees	193		7,865	—
Distribution fees	28		366	1
Shareholder servicing fees	48		2,351	1
Custodian and accounting fees	10		200	23
Trustees’ and Chief Compliance Officer’s fees	—	(a)	5	—
Other	86		802	37

Total Liabilities	87,107		2,998,737	2,299

Net Assets	$308,773		$11,869,234	$4,994

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
NET ASSETS:
Paid-in-Capital	$220,668	$7,933,621	$3,772
Accumulated undistributed (distributions in excess of) net investment income	742	(113)	14
Accumulated net realized gains (losses)	13,381	239,239	641
Net unrealized appreciation (depreciation)	73,982	3,696,487	567

Total Net Assets	$308,773	$11,869,234	$4,994

Net Assets:
Class A	$130,499	$943,586	$1,339
Class C	1,137	263,257	1,273
Class R2	—	5,821	33
Class R5	—	301,894	19
Class R6	—	—	20
Select Class	177,137	10,354,676	2,310

Total	$308,773	$11,869,234	$4,994

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,175	31,653	57
Class C	65	9,055	55
Class R2	—	198	1
Class R5	—	9,994	1
Class R6	—	—	1
Select Class	9,633	344,365	97

Net Asset Value (a):
Class A — Redemption price per share	$18.19	$29.81	$23.56
Class C — Offering price per share (b)	17.61	29.07	23.22
Class R2 — Offering and redemption price per share	—	29.40	23.49
Class R5 — Offering and redemption price per share	—	30.21	23.83
Class R6 — Offering and redemption price per share	—	—	23.86
Select Class — Offering and redemption price per share	18.39	30.07	23.75
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.20	$31.46	$24.87

Cost of investments in non-affiliates	$310,539	$10,738,578	$6,553
Cost of investments in affiliates	3,669	243,344	156
Proceeds received from securities sold short	80,591	2,763,774	2,256

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$6,974	$289,757	$481
Dividend income from affiliates	3	84	— (a)

Total investment income	6,977	289,841	481

EXPENSES:
Investment advisory fees	3,069	114,708	206
Administration fees	252	9,434	17
Distribution fees:
Class A	275	2,264	5
Class C	8	2,011	6
Class R2	—	28	1
Shareholder servicing fees:
Class A	275	2,264	5
Class C	3	670	2
Class R2	—	14	— (a)
Class R5	—	144	— (a)
Select Class	489	25,010	44
Custodian and accounting fees	30	456	69
Professional fees	57	156	48
Trustees’ and Chief Compliance Officer’s fees	3	106	— (a)
Printing and mailing costs	16	270	4
Registration and filing fees	33	360	68
Transfer agent fees	250	3,274	11
Other	17	247	7
Dividend expense to non-affiliates on securities sold short	990	84,681	169
Interest expense to non-affiliates on securities sold short	862	32,975	51

Total expenses	6,629	279,072	713

Less fees waived	(1,283)	(37,767)	(208)
Less earnings credits	—	(9)	—
Less expense reimbursements	(4)	—	(68)

Net expenses	5,342	241,296	437

Net investment income (loss)	1,635	48,545	44

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	28,791	1,208,861	9,053
Futures	485	29,346	51
Securities sold short	(9,363)	(336,218)	(1,946)
Foreign currency transactions	1	—	—

Net realized gain (loss)	19,914	901,989	7,158

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	3,167	(135,836)	(5,978)
Futures	(39)	(2,509)	(4)
Securities sold short	1,569	206,319	937

Change in net unrealized appreciation/depreciation	4,697	67,974	(5,045)

Net realized/unrealized gains (losses)	24,611	969,963	2,113

Change in net assets resulting from operations	$26,246	$1,018,508	$2,157

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,635	$1,659	$48,545	$37,491
Net realized gain (loss)	19,914	15,102	901,989	743,996
Distributions of capital gains received from investment company affiliates	—	— (a)	—	3
Change in net unrealized appreciation/depreciation	4,697	31,994	67,974	1,439,447

Change in net assets resulting from operations	26,246	48,755	1,018,508	2,220,937

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(426)	(437)	(3,499)	(1,718)
From net realized gains	(5,202)	(4,624)	(60,730)	(68,318)
Class C
From net investment income	— (a)	(1)	—	—
From net realized gains	(53)	(47)	(19,016)	(19,279)
Class R2
From net investment income	—	—	(12)	(2)
From net realized gains	—	—	(393)	(364)
Class R5
From net investment income	—	—	(2,459)	(1,381)
From net realized gains	—	—	(19,765)	(14,912)
Select Class
From net investment income	(1,236)	(1,087)	(64,726)	(34,149)
From net realized gains	(10,029)	(10,663)	(692,232)	(645,480)

Total distributions to shareholders	(16,946)	(16,859)	(862,832)	(785,603)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,433	82,205	948,471	1,255,455

NET ASSETS:
Change in net assets	19,733	114,101	1,104,147	2,690,789
Beginning of period	289,040	174,939	10,765,087	8,074,298

End of period	$308,773	$289,040	$11,869,234	$10,765,087

Accumulated undistributed (distributions in excess of) net investment income	$742	$805	$(113)	$20,407

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Research Equity Plus Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$44	$71
Net realized gain (loss)	7,158	1,054
Distributions of capital gains received from investment company affiliates	—	— (a)
Change in net unrealized appreciation/depreciation	(5,045)	2,817

Change in net assets resulting from operations	2,157	3,942

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2)	(3)
From net realized gains	(117)	(51)
Class C
From net investment income	— (a)	— (a)
From net realized gains	(38)	(12)
Class R2
From net investment income	—	— (a)
From net realized gains	(7)	(6)
Class R5
From net investment income	(1)	(1)
From net realized gains	(6)	(5)
Class R6
From net investment income	— (a)	— (a)
From net realized gains	(5)	(5)
Select Class
From net investment income	(54)	(76)
From net realized gains	(1,314)	(1,038)

Total distributions to shareholders	(1,544)	(1,197)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(15,452)	2,561

NET ASSETS:
Change in net assets	(14,839)	5,306
Beginning of period	19,833	14,527

End of period	$4,994	$19,833

Accumulated undistributed (distributions in excess of) net investment income	$14	$26

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,529	$40,409	$250,793	$235,356
Distributions reinvested	5,319	4,750	61,755	67,920
Cost of shares redeemed	(30,121)	(20,803)	(337,377)	(220,405)

Change in net assets resulting from Class A capital transactions	$34,727	$24,356	$(24,829)	$82,871

Class C
Proceeds from shares issued	$396	$476	$16,654	$34,381
Distributions reinvested	49	45	15,716	15,760
Cost of shares redeemed	(335)	(83)	(36,261)	(36,278)

Change in net assets resulting from Class C capital transactions	$110	$438	$(3,891)	$13,863

Class R2
Proceeds from shares issued	$—	$—	$1,799	$2,542
Distributions reinvested	—	—	286	205
Cost of shares redeemed	—	—	(1,590)	(1,908)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$495	$839

Class R5
Proceeds from shares issued	$—	$—	$56,790	$111,083
Distributions reinvested	—	—	8,410	7,231
Cost of shares redeemed	—	—	(30,141)	(32,027)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$35,059	$86,287

Select Class
Proceeds from shares issued	$7,593	$53,547	$1,902,532	$1,629,524
Distributions reinvested	11,245	11,729	494,960	444,889
Cost of shares redeemed	(43,242)	(7,865)	(1,455,855)	(1,002,818)

Change in net assets resulting from Select Class capital transactions	$(24,404)	$57,411	$941,637	$1,071,595

Total change in net assets resulting from capital transactions	$10,433	$82,205	$948,471	$1,255,455

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	3,265	2,439	8,435	8,531
Reinvested	300	294	2,167	2,573
Redeemed	(1,651)	(1,261)	(11,325)	(8,027)

Change in Class A Shares	1,914	1,472	(723)	3,077

Class C
Issued	23	29	579	1,275
Reinvested	3	3	567	610
Redeemed	(19)	(5)	(1,244)	(1,342)

Change in Class C Shares	7	27	(98)	543

Class R2
Issued	—	—	61	94
Reinvested	—	—	10	8
Redeemed	—	—	(54)	(71)

Change in Class R2 Shares	—	—	17	31

Class R5
Issued	—	—	1,886	4,114
Reinvested	—	—	290	270
Redeemed	—	—	(996)	(1,145)

Change in Class R5 Shares	—	—	1,180	3,239

Select Class
Issued	417	3,164	63,958	58,599
Reinvested	626	719	17,178	16,699
Redeemed	(2,314)	(463)	(48,770)	(36,104)

Change in Select Class Shares	(1,271)	3,420	32,366	39,194

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	U.S. Research Equity Plus Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,179	$1,251
Distributions reinvested	119	54
Cost of shares redeemed	(2,463)	(202)

Change in net assets resulting from Class A capital transactions	$(165)	$1,103

Class C
Proceeds from shares issued	$1,091	$175
Distributions reinvested	38	11
Cost of shares redeemed	(59)	(33)
Redemption in-kind (See Note 7)	(95)	—

Change in net assets resulting from Class C capital transactions	$975	$153

Class R2
Proceeds from shares issued	$4	$6
Distributions reinvested	7	6
Cost of shares redeemed	— (a)	—
Redemption in-kind (See Note 7)	(76)	—

Change in net assets resulting from Class R2 capital transactions	$(65)	$12

Class R5
Distributions reinvested	7	6
Cost of shares redeemed	— (a)	—
Redemption in-kind (See Note 7)	(79)	—

Change in net assets resulting from Class R5 capital transactions	$(72)	$6

Class R6
Distributions reinvested	5	5
Cost of shares redeemed	— (a)	—
Redemption in-kind (See Note 7)	(67)	—

Change in net assets resulting from Class R6 capital transactions	$(62)	$5

Select Class
Proceeds from shares issued	$1,890	$407
Distributions reinvested	1,342	1,113
Cost of shares redeemed	(143)	(238)
Redemption in-kind (See Note 7)	(19,152)	—

Change in net assets resulting from Select Class capital transactions	$(16,063)	$1,282

Total change in net assets resulting from capital transactions	$(15,452)	$2,561

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Research Equity Plus Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	92	56
Reinvested	5	3
Redeemed	(104)	(9)

Change in Class A Shares	(7)	50

Class C
Issued	47	9
Reinvested	2	—	(a)
Redeemed	(3)	(2)
Redemptions in-kind (See Note 7)	(4)	—

Change in Class C Shares	42	7

Class R2
Issued	— (a)	1
Reinvested	— (a)	—	(a)
Redeemed	— (a)	—
Redemptions in-kind (See Note 7)	(3)	—

Change in Class R2 Shares	(3)	1

Class R5
Reinvested	— (a)	1
Redemptions in-kind (See Note 7)	(3)	—

Change in Class R5 Shares	(3)	1

Class R6
Reinvested	1	—	(a)
Redemptions in-kind (See Note 7)	(3)	—

Change in Class R6 Shares	(2)	—	(a)

Select Class
Issued	78	19
Reinvested	58	53
Redeemed	(6)	(10)
Redemptions in-kind (See Note 7)	(788)	—

Change in Select Class Shares	(658)	62

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$26,246

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(217,639)
Proceeds from distributions and disposition of investment securities	226,794
Covers of investment securities sold short	(75,649)
Proceeds from investment securities sold short	68,354
Proceeds of short-term investments — affiliates, net	2,914
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(3,167)
Change in unrealized (appreciation)/depreciation on securities sold short	(1,569)
Net realized (gain)/loss on investments	(28,791)
Net realized (gain)/loss on investment securities sold short	9,363
Decrease in deposits at broker for futures contracts	49
Decrease in dividends receivable from non-affiliates	1
Increase in dividends receivable from affiliates	— (a)
Increase in variation margin receivable	(1)
Decrease in dividends payable to non-affiliates on securities sold short	(47)
Increase in interest expense payable to non-affiliates on securities sold short	27
Increase in investment advisory fees payable	2
Decrease in administration fees payable	(20)
Increase in shareholder servicing fees payable	48
Increase in distribution fees payable	9
Decrease in custodian and accounting fees payable	(12)
Increase in trustees’ and chief compliance officer’s fees payable	— (a)
Increase in other accrued expenses	9

Net cash provided (used) by operating activities	6,921

Cash flows provided (used) by financing activities:
Proceeds from shares issued	67,529
Payment for shares redeemed	(73,688)
Cash distributions paid to shareholders (net of reinvestments of $16,613)	(333)

Net cash provided (used) by financing activities	(6,492)

Net increase in cash	429

Cash:
Beginning of period	30

End of period	$459

(a)	Amount rounds to less than $1,000.

Supplemental disclosure of cash flow information:

For the year ended June 30, 2015, the Fund paid $835 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	43

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2015 (continued)

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$1,018,508

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(13,705,070)
Proceeds from distributions and disposition of investment securities	13,566,617
Covers of investment securities sold short	(4,899,474)
Proceeds from investment securities sold short	4,738,131
Proceeds of short-term investments — affiliates, net	132,393
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	135,836
Change in unrealized (appreciation)/depreciation on securities sold short	(206,319)
Net realized (gain)/loss on investments	(1,208,861)
Net realized (gain)/loss on investment securities sold short	336,218
Decrease in deposits at broker for futures contracts	6,270
Increase in dividends from non-affiliates receivable	(5,528)
Increase in dividends from affiliates receivable	(8)
Increase in variation margin receivable	(338)
Increase in dividends payable to non-affiliates on securities sold short	3,866
Increase in interest expense payable to non-affiliates on securities sold short	350
Increase in investment advisory fees payable	1,605
Decrease in administration fees payable	(723)
Increase in shareholder servicing fees payable	652
Increase in distribution fees payable	8
Decrease in custodian and accounting fees payable	(25)
Increase in trustees’ and chief compliance officer’s fees payable	1
Increase in other accrued expenses	127

Net cash provided (used) by operating activities	(85,764)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	2,261,191
Payment for shares redeemed	(1,877,289)
Cash distributions paid to shareholders (net of reinvestments of $581,127)	(281,705)

Net cash provided (used) by financing activities	102,197

Net increase in cash	16,433

Cash:
Beginning of period	1,174

End of period	$17,607

Supplemental disclosure of cash flow information:

For the year ended June 30, 2015, the Fund paid $32,625 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

U.S. Research Equity Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$2,157

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(50,426)
Proceeds from distributions and disposition of investment securities	55,013
Covers of investment securities sold short	(21,607)
Proceeds from investment securities sold short	14,585
Proceeds of short-term investments — non-affiliates, net	30
Proceeds of short-term investments — affiliates, net	44
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	5,978
Change in unrealized (appreciation)/depreciation on securities sold short	(937)
Net realized (gain)/loss on investments	(9,053)
Net realized (gain)/loss on investment securities sold short	1,946
Decrease in dividends from non-affiliates receivable	22
Decrease in dividends from affiliates receivable	— (a)
Decrease in variation margin receivable	— (a)
Increase in due from Adviser	(20)
Decrease in dividends payable to non-affiliates on securities sold short	(3)
Decrease in interest expense payable to non-affiliates on securities sold short	— (a)
Decrease in shareholder servicing fees payable	(3)
Increase in distribution fees payable	1
Decrease in custodian and accounting fees payable	(2)
Increase in trustees’ and chief compliance officer’s fees payable	— (a)
Increase in other accrued expenses	3

Net cash provided (used) by operating activities	(2,272)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	5,209
Payment for shares redeemed	(2,912)
Cash distributions paid to shareholders (net of reinvestments of $1,518)	(26)

Net cash provided (used) by financing activities	2,271

Net decrease in cash	(1)

Cash:
Beginning of period	3

End of period	$2

(a)	Amount rounds to less than $1,000.

Supplemental disclosure of cash flow information:

For the year ended June 30, 2015, the Fund paid $51 in interest expense for securities sold short.

Non cash operating and financing activities not included herein consist of a redemption in-kind of $19,222 (See Note 7).

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	45

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Dynamic Plus Fund
Class A
Year Ended June 30, 2015	$17.70	$0.08		$1.43	$1.51	$(0.07)	$(0.95)	$(1.02)
Year Ended June 30, 2014	15.40	0.09	(e)(f)	3.36	3.45	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.46	0.19	(e)(g)	2.39	2.58	(0.25)	(0.39)	(0.64)
Year Ended June 30, 2012	15.02	0.08	(e)	0.26	0.34	(0.03)	(1.87)	(1.90)
Year Ended June 30, 2011	11.84	0.01	(e)	3.23	3.24	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2015	17.19	—	(h)	1.37	1.37	— (h)	(0.95)	(0.95)
Year Ended June 30, 2014	14.99	—	(e)(f)(h)	3.26	3.26	(0.01)	(1.05)	(1.06)
Year Ended June 30, 2013	13.10	0.12	(e)(g)	2.33	2.45	(0.17)	(0.39)	(0.56)
Year Ended June 30, 2012	14.71	0.01	(e)	0.25	0.26	—	(1.87)	(1.87)
Year Ended June 30, 2011	11.61	(0.04	)(e)	3.14	3.10	—	—	—

Select Class
Year Ended June 30, 2015	17.88	0.12		1.45	1.57	(0.11)	(0.95)	(1.06)
Year Ended June 30, 2014	15.51	0.13	(e)(f)	3.39	3.52	(0.10)	(1.05)	(1.15)
Year Ended June 30, 2013	13.55	0.24	(e)(g)	2.40	2.64	(0.29)	(0.39)	(0.68)
Year Ended June 30, 2012	15.08	0.11	(e)	0.28	0.39	(0.05)	(1.87)	(1.92)
Year Ended June 30, 2011	11.89	0.06	(e)	3.22	3.28	(0.09)	—	(0.09)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.29% and 1.81% for the year ended June 30, 2015, 1.29% and 1.79% for 2014, 1.29% and 1.99% for 2013, 1.40% and 2.03% for 2012 and 1.39% and 1.98% for 2011; for Class C are 1.79% and 2.26% for the year ended June 30, 2015, 1.79% and 2.29% for 2014, 1.78% and 2.48% for 2013, 1.90% and 2.53% for 2012 and 1.89% and 2.48% for 2011; for Select Class are 1.04% and 1.40% for the year ended June 30, 2015, 1.04% and 1.54% for 2014, 1.05% and 1.74% for 2013, 1.15% and 1.77% for 2012 and 1.14% and 1.73% for 2011, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, less than $0.01 and $0.13 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.51%, less than 0.01% and 0.76% for Class A, Class C and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.08, $0.02 and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, 0.16% and 0.95% for Class A, Class C and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$18.19	8.71%	$130,499	1.89%	0.39%		2.41%	54%	73%
17.70	23.12	93,114	1.87	0.53	(f)	2.37	72	109
15.40	19.93	58,372	1.95	1.29	(g)	2.65	101	135
13.46	4.02	41,459	1.91	0.57		2.54	456	583
15.02	27.36	39,904	1.89	0.10		2.48	465	651

17.61	8.12	1,137	2.39	(0.12)		2.86	54	73
17.19	22.48	1,004	2.37	0.02	(f)	2.87	72	109
14.99	19.36	463	2.44	0.88	(g)	3.14	101	135
13.10	3.49	492	2.41	0.06		3.04	456	583
14.71	26.70	461	2.39	(0.33)		2.98	465	651

18.39	8.95	177,137	1.64	0.63		2.00	54	73
17.88	23.46	194,922	1.62	0.78	(f)	2.12	72	109
15.51	20.22	116,104	1.71	1.66	(g)	2.40	101	135
13.55	4.33	120,481	1.66	0.83		2.28	456	583
15.08	27.60	123,474	1.64	0.41		2.23	465	651

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2015	$29.50	$0.06		$2.49	$2.55	$(0.11)	$(2.13)	$(2.24)
Year Ended June 30, 2014	25.37	0.05	(e)(f)	6.44	6.49	(0.05)	(2.31)	(2.36)
Year Ended June 30, 2013	21.30	0.12	(e)(g)	5.04	5.16	(0.11)	(0.98)	(1.09)
Year Ended June 30, 2012	21.26	0.09	(e)	0.03	0.12	(0.08)	—	(0.08)
Year Ended June 30, 2011	16.72	0.05	(e)	4.54	4.59	(0.05)	—	(0.05)

Class C
Year Ended June 30, 2015	28.85	(0.09)		2.44	2.35	—	(2.13)	(2.13)
Year Ended June 30, 2014	24.93	(0.09	)(e)(f)	6.32	6.23	—	(2.31)	(2.31)
Year Ended June 30, 2013	20.95	—	(e)(g)(h)	4.96	4.96	— (h)	(0.98)	(0.98)
Year Ended June 30, 2012	20.93	(0.01	)(e)	0.03	0.02	—	—	—
Year Ended June 30, 2011	16.50	(0.05	)(e)	4.48	4.43	—	—	—

Class R2
Year Ended June 30, 2015	29.14	(0.01)		2.46	2.45	(0.06)	(2.13)	(2.19)
Year Ended June 30, 2014	25.11	(0.02	)(e)(f)	6.37	6.35	(0.01)	(2.31)	(2.32)
Year Ended June 30, 2013	21.13	0.06	(e)(g)	4.99	5.05	(0.09)	(0.98)	(1.07)
Year Ended June 30, 2012	21.13	0.04	(e)	0.02	0.06	(0.06)	—	(0.06)
Year Ended June 30, 2011	16.66	(0.01	)(e)	4.53	4.52	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2015	29.86	0.18		2.55	2.73	(0.25)	(2.13)	(2.38)
Year Ended June 30, 2014	25.64	0.18	(e)(f)	6.51	6.69	(0.16)	(2.31)	(2.47)
Year Ended June 30, 2013	21.51	0.22	(e)(g)	5.10	5.32	(0.21)	(0.98)	(1.19)
Year Ended June 30, 2012	21.47	0.20	(e)	0.01	0.21	(0.17)	—	(0.17)
Year Ended June 30, 2011	16.87	0.14	(e)	4.59	4.73	(0.13)	—	(0.13)

Select Class
Year Ended June 30, 2015	29.74	0.13		2.52	2.65	(0.19)	(2.13)	(2.32)
Year Ended June 30, 2014	25.55	0.12	(e)(f)	6.50	6.62	(0.12)	(2.31)	(2.43)
Year Ended June 30, 2013	21.44	0.18	(e)(g)	5.08	5.26	(0.17)	(0.98)	(1.15)
Year Ended June 30, 2012	21.40	0.14	(e)	0.03	0.17	(0.13)	—	(0.13)
Year Ended June 30, 2011	16.82	0.10	(e)	4.57	4.67	(0.09)	—	(0.09)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.30% and 1.66% for the year ended June 30, 2015, 1.29% and 1.63% for 2014, 1.29% and 1.63% for 2013, 1.40% and 1.64% for 2012 and 1.39% and 1.63% for 2011; for Class C are 1.80% and 2.15% for the year ended June 30, 2015, 1.79% and 2.12% for 2014, 1.80% and 2.13% for 2013, 1.90% and 2.14% for 2012 and 1.89% and 2.13% for 2011; for Class R2 are 1.55% and 1.97% for the year ended June 30, 2015, 1.54% and 1.88% for 2014, 1.54% and 1.88% for 2013, 1.65% and 1.89% for 2012 and 1.64% and 1.87% for 2011; for Class R5 are 0.85% and 1.17% for the year ended June 30, 2015, 0.85% and 1.18% for 2014, 0.85% and 1.19% for 2013, 0.95% and 1.19% for 2012 and 0.94% and 1.17% for 2011; for Select Class are 1.05% and 1.38% for the year ended June 30, 2015, 1.04% and 1.38% for 2014, 1.05% and 1.38% for 2013, 1.15% and 1.39% for 2012 and 1.14% and 1.38% for 2011, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.05, $(0.09), ($0.02), $0.17 and $0.12 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.17%, (0.34)%, (0.09)%, 0.62% and 0.42% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.09, ($0.03), $0.03, $0.20 and $0.15 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.37%, (0.13)%, 0.14%, 0.83% and 0.63% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Amount rounds to less than 0.01%

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (excluding securities sold short) (d)	Portfolio turnover rate (including securities sold short) (d)

$29.81	9.05%	$943,586	2.33%	0.18%		2.69%	94%	127%
29.50	26.73	955,036	2.14	0.19	(f)	2.48	90	122
25.37	25.08	743,290	2.21	0.49	(g)	2.55	90	119
21.30	0.57	642,076	2.13	0.45		2.37	99	129
21.26	27.49	761,412	1.98	0.25		2.22	73	102

29.07	8.51	263,257	2.83	(0.31)		3.18	94	127
28.85	26.09	264,106	2.64	(0.32	)(f)	2.97	90	122
24.93	24.44	214,660	2.72	0.00	(g)(i)	3.05	90	119
20.95	0.10	200,604	2.63	(0.05)		2.87	99	129
20.93	26.85	228,276	2.48	(0.25)		2.72	73	102

29.40	8.79	5,821	2.58	(0.05)		3.00	94	127
29.14	26.41	5,273	2.39	(0.07	)(f)	2.73	90	122
25.11	24.74	3,766	2.46	0.27	(g)	2.80	90	119
21.13	0.33	1,993	2.38	0.19		2.62	99	129
21.13	27.13	1,329	2.23	(0.03)		2.46	73	102

30.21	9.54	301,894	1.88	0.65		2.20	94	127
29.86	27.29	263,148	1.70	0.64	(f)	2.03	90	122
25.64	25.66	142,927	1.77	0.95	(g)	2.11	90	119
21.51	1.05	135,934	1.68	0.96		1.92	99	129
21.47	28.05	41,988	1.53	0.67		1.76	73	102

30.07	9.32	10,354,676	2.08	0.45		2.41	94	127
29.74	27.05	9,277,524	1.89	0.44	(f)	2.23	90	122
25.55	25.41	6,969,655	1.97	0.75	(g)	2.30	90	119
21.44	0.84	5,625,671	1.88	0.70		2.12	99	129
21.40	27.78	6,406,976	1.73	0.50		1.97	73	102

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Research Equity Plus Fund
Class A
Year Ended June 30, 2015	$23.38	$0.01	(g)	$1.83	$1.84	$(0.03)	$(1.63)	$(1.66)
Year Ended June 30, 2014	20.00	0.04	(g)(h)	4.92	4.96	(0.08)	(1.50)	(1.58)
Year Ended June 30, 2013	16.59	0.05	(g)(i)	3.72	3.77	(0.13)	(0.23)	(0.36)
Year Ended June 30, 2012	16.66	0.04		0.22	0.26	(0.02)	(0.31)	(0.33)
Year Ended June 30, 2011	13.01	0.03		3.65	3.68	(0.03)	—	(0.03)

Class C
Year Ended June 30, 2015	23.15	(0.10	)(g)	1.81	1.71	(0.01)	(1.63)	(1.64)
Year Ended June 30, 2014	19.85	(0.06	)(g)(h)	4.86	4.80	— (j)	(1.50)	(1.50)
Year Ended June 30, 2013	16.45	(0.04	)(g)(i)	3.70	3.66	(0.03)	(0.23)	(0.26)
Year Ended June 30, 2012	16.60	(0.01)		0.17	0.16	—	(0.31)	(0.31)
Year Ended June 30, 2011	12.99	(0.05)		3.66	3.61	—	—	—

Class R2
Year Ended June 30, 2015	23.34	(0.05	)(g)	1.83	1.78	—	(1.63)	(1.63)
Year Ended June 30, 2014	19.97	(0.01	)(g)(h)	4.90	4.89	(0.02)	(1.50)	(1.52)
Year Ended June 30, 2013	16.54	—	(g)(i)(j)	3.72	3.72	(0.06)	(0.23)	(0.29)
Year Ended June 30, 2012	16.64	0.02		0.19	0.21	—	(0.31)	(0.31)
Year Ended June 30, 2011	13.00	(0.01)		3.66	3.65	(0.01)	—	(0.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.25% and 2.92% for the year ended June 30, 2015, 1.25% and 2.81% for 2014, 1.25% and 2.86% for 2013, 1.25% and 3.22% for 2012 and 1.25% and 4.25% for 2011; for Class C are 1.75% and 4.05% for the year ended June 30, 2015, 1.75% and 3.29% for 2014, 1.75% and 3.40% for 2013, 1.75% and 3.74% for 2012 and 1.75% and 4.77% for 2011; for Class R2 are 1.50% and 2.98% for the year ended June 30, 2015, 1.50% and 3.04% for 2014, 1.50% and 3.15% for 2013, 1.50% and 3.49% for 2012 and 1.50% and 4.52% for 2011; for Class R5 are 0.80% and 2.18% for the year ended June 30, 2015, 0.80% and 2.34% for 2014, 0.80% and 2.45% for 2013, 0.80% and 2.79% for 2012 and 0.80% and 3.82% for 2011; for Class R6 are 0.75% and 2.16% for the year ended June 30, 2015, 0.75% and 2.29% for 2014, 0.75% and 2.40% for 2013, 0.75% and 2.74% for 2012 and 0.75% and 3.50% for the period ended June 30, 2011; for Select Class are 1.00% and 2.25% for the year ended June 30, 2015, 1.00% and 2.54% for 2014, 1.00% and 2.66% for 2013, 1.00% and 2.99% for 2012 and 1.00% and 4.02% for 2011, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income loss) per share would have been $0.03, ($0.07), ($0.02), $0.13, $0.14 and $0.09 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.16%, (0.34)%, (0.10)%, 0.60%, 0.65% and 0.40% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income loss) per share would have been $0.04, ($0.06), ($0.01), $0.12, $0.13 and $0.08 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.31)%, (0.06)%, 0.64%, 0.68% and 0.44% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$23.56	8.11%	$1,339	2.32%	0.04%		3.99%	179%	247%
23.38	25.79	1,499	2.28	0.19	(h)	3.84	69	101
20.00	23.01	277	2.52	0.28	(i)	4.13	67	88
16.59	1.77	146	2.34	0.40		4.31	57	75
16.66	28.32	63	2.33	0.19		5.33	91	125

23.22	7.61	1,273	2.82	(0.41)		5.12	179	247
23.15	25.12	301	2.78	(0.30	)(h)	4.32	69	101
19.85	22.42	116	3.01	(0.23	)(i)	4.67	67	88
16.45	1.18	78	2.84	(0.10)		4.83	57	75
16.60	27.79	55	2.83	(0.31)		5.85	91	125

23.49	7.86	33	2.57	(0.23)		4.05	179	247
23.34	25.44	96	2.53	(0.06	)(h)	4.07	69	101
19.97	22.72	71	2.77	0.01	(i)	4.42	67	88
16.54	1.48	56	2.59	0.16		4.58	57	75
16.64	28.05	56	2.58	(0.05)		5.60	91	125

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Research Equity Plus Fund (continued)
Class R5
Year Ended June 30, 2015	$23.60	$0.11	(g)	$1.85	$1.96	$(0.10)	$(1.63)	$(1.73)
Year Ended June 30, 2014	20.14	0.14	(g)(h)	4.96	5.10	(0.14)	(1.50)	(1.64)
Year Ended June 30, 2013	16.68	0.13	(g)(i)	3.74	3.87	(0.18)	(0.23)	(0.41)
Year Ended June 30, 2012	16.71	0.13		0.20	0.33	(0.05)	(0.31)	(0.36)
Year Ended June 30, 2011	13.02	0.10		3.67	3.77	(0.08)	—	(0.08)

Class R6
Year Ended June 30, 2015	23.62	0.12	(g)	1.86	1.98	(0.11)	(1.63)	(1.74)
Year Ended June 30, 2014	20.16	0.15	(g)(h)	4.96	5.11	(0.15)	(1.50)	(1.65)
Year Ended June 30, 2013	16.69	0.14	(g)(i)	3.75	3.89	(0.19)	(0.23)	(0.42)
Year Ended June 30, 2012	16.71	0.14		0.20	0.34	(0.05)	(0.31)	(0.36)
May 31, 2011(k) through June 30, 2011	16.99	0.01		(0.29)	(0.28)	—	—	—

Select Class
Year Ended June 30, 2015	23.53	0.06	(g)	1.85	1.91	(0.06)	(1.63)	(1.69)
Year Ended June 30, 2014	20.10	0.10	(g)(h)	4.93	5.03	(0.10)	(1.50)	(1.60)
Year Ended June 30, 2013	16.64	0.09	(g)(i)	3.74	3.83	(0.14)	(0.23)	(0.37)
Year Ended June 30, 2012	16.69	0.10		0.19	0.29	(0.03)	(0.31)	(0.34)
Year Ended June 30, 2011	13.02	0.07		3.66	3.73	(0.06)	—	(0.06)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.25% and 2.92% for the year ended June 30, 2015, 1.25% and 2.81% for 2014, 1.25% and 2.86% for 2013, 1.25% and 3.22% for 2012 and 1.25% and 4.25% for 2011; for Class C are 1.75% and 4.05% for the year ended June 30, 2015, 1.75% and 3.29% for 2014, 1.75% and 3.40% for 2013, 1.75% and 3.74% for 2012 and 1.75% and 4.77% for 2011; for Class R2 are 1.50% and 2.98% for the year ended June 30, 2015, 1.50% and 3.04% for 2014, 1.50% and 3.15% for 2013, 1.50% and 3.49% for 2012 and 1.50% and 4.52% for 2011; for Class R5 are 0.80% and 2.18% for the year ended June 30, 2015, 0.80% and 2.34% for 2014, 0.80% and 2.45% for 2013, 0.80% and 2.79% for 2012 and 0.80% and 3.82% for 2011; for Class R6 are 0.75% and 2.16% for the year ended June 30, 2015, 0.75% and 2.29% for 2014, 0.75% and 2.40% for 2013, 0.75% and 2.74% for 2012 and 0.75% and 3.50% for the period ended June 30, 2011; for Select Class are 1.00% and 2.25% for the year ended June 30, 2015, 1.00% and 2.54% for 2014, 1.00% and 2.66% for 2013, 1.00% and 2.99% for 2012 and 1.00% and 4.02% for 2011, respectively.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income loss) per share would have been $0.03, ($0.07), ($0.02), $0.13, $0.14 and $0.09 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.16%, (0.34)%, (0.10)%, 0.60%, 0.65% and 0.40% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income loss) per share would have been $0.04, ($0.06), ($0.01), $0.12, $0.13 and $0.08 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.20%, (0.31)%, (0.06)%, 0.64%, 0.68% and 0.44% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)(e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding securities sold short) (b)(f)	Portfolio turnover rate (including securities sold short) (b)(f)

$23.83	8.58%	$19	1.87%	0.46%		3.25%	179%	247%
23.60	26.35	89	1.83	0.64	(h)	3.37	69	101
20.14	23.51	71	2.07	0.71	(i)	3.72	67	88
16.68	2.20	57	1.89	0.86		3.88	57	75
16.71	29.00	56	1.88	0.64		4.90	91	125

23.86	8.66	20	1.82	0.51		3.23	179	247
23.62	26.38	79	1.78	0.69	(h)	3.32	69	101
20.16	23.61	62	2.02	0.76	(i)	3.67	67	88
16.69	2.27	50	1.84	0.91		3.83	57	75
16.71	(1.65)	49	1.83	0.58		4.58	91	125

23.75	8.38	2,310	2.07	0.25		3.32	179	247
23.53	26.04	17,769	2.03	0.44	(h)	3.57	69	101
20.10	23.33	13,930	2.27	0.51	(i)	3.93	67	88
16.64	1.97	11,344	2.09	0.66		4.08	57	75
16.69	28.67	11,005	2.08	0.44		5.10	91	125

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	53

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 3 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified
U.S. Research Equity Plus Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the U.S. Dynamic Plus Fund is to seek to provide long-term capital appreciation.

The investment objective of the U.S. Large Cap Core Plus Fund is to seek to provide a high total return from a portfolio of selected equity securities.

The investment objective of the U.S. Research Equity Plus Fund is to seek to provide total return from a portfolio of selected equity securities.

Between the close of business September 2, 2011 and March 3, 2014, all share classes of U.S. Large Cap Core Plus Fund were publicly offered on a limited basis. Between March 3, 2014 and April 17, 2014, the Fund was publicly offered. Effective as of the close of business on April 17, 2014, the Fund was publicly offered on a limited basis. During the periods where share classes are publicly offered on a limited basis, investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

54	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

U.S. Dynamic Plus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$392,237	$—	$—	$392,237

Total Liabilities for Securities Sold Short (a)	$(84,624)	$—	$—	$(84,624)

Depreciation in Other Financial Instruments
Futures Contracts	$(14)	$—	$—	$(14)

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$14,696,221	$—	$—	$14,696,221

Total Liabilities for Securities Sold Short (a)	$(2,779,280)	$—	$—	$(2,779,280)

Depreciation in Other Financial Instruments
Futures Contracts	$(2,306)	$—	$—	$(2,306)

U.S. Research Equity Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$7,156	$10	$—	$7,166

Total Liabilities for Securities Sold Short (a)	$(2,144)	$—	$—	$(2,144)

Depreciation in Other Financial Instruments
Futures Contracts	$(2)	$—	$—	$(2)

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2015.

B. Futures Contracts — The Funds used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	55

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2015 (amounts in thousands):

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
Futures Contracts:
Average Notional Balance Long	$5,710	$178,900	$234
Ending Notional Balance Long	1,130	103,439	103

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, the Funds sell securities they do not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds deliver the same securities to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2015, the Funds had outstanding short sales as listed on the SOIs.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

56	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
U.S. Dynamic Plus Fund	$—		$(36)	$36
U.S. Large Cap Core Plus Fund	—	(a)	1,631	(1,631)
U.S. Research Equity Plus Fund	5,759		1	(5,760)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to non-taxable dividends, redesignation of distributions, dividend expense for securities sold short, tax equalization and redemption in-kind.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 1.00% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%
U.S. Research Equity Plus Fund	0.25	0.75	0.50

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	57

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
U.S. Dynamic Plus Fund	$1	$—
U.S. Large Cap Core Plus Fund	28	—	(a)
U.S. Research Equity Plus Fund	1	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25
U.S. Research Equity Plus Fund	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board‘s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Class R6	Select Class
U.S. Dynamic Plus Fund	1.30%	1.80%	n/a	n/a	n/a	1.05%
U.S. Large Cap Core Plus Fund	1.30	1.80	1.55%	0.85%	n/a	1.05
U.S. Research Equity Plus Fund	1.25	1.75	1.50	0.80	0.75%	1.00
The expense limitation agreements were in effect for the year ended June 30, 2015 and are in place until at least October 31, 2015.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
U.S. Dynamic Plus Fund	$847	$252	$168	$1,267	$4
U.S. Large Cap Core Plus Fund	27,042	9,434	758	37,234	—
U.S. Research Equity Plus Fund	189	17	2	208	68

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

58	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2015 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$16
U.S. Large Cap Core Plus Fund	533
U.S. Research Equity Plus Fund	—	(a)

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, the following Fund incurred the following brokerage commissions with broker-dealers affiliated with the Adviser (amounts in thousands):

U.S. Large Cap Core Plus Fund	$1

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments and in-kinds) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$208,452	$216,298	$65,416	$71,158
U.S. Large Cap Core Plus Fund	13,722,677	13,543,772	4,788,443	4,940,246
U.S. Research Equity Plus Fund	50,461	55,027	14,560	21,594

During the year ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$315,501	$91,809	$15,073	$76,736
U.S. Large Cap Core Plus Fund	11,289,645	3,767,252	360,676	3,406,576
U.S. Research Equity Plus Fund	6,786	799	419	380

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$1,822	$15,124	$16,946
U.S. Large Cap Core Plus Fund	66,930	795,902	862,832
U.S. Research Equity Plus Fund	57	1,487	1,544

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
U.S. Dynamic Plus Fund	$4,311	$12,548	$16,859
U.S. Large Cap Core Plus Fund	55,037	730,566	785,603
U.S. Research Equity Plus Fund	188	1,009	1,197

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$761	$20,733	$72,437
U.S. Large Cap Core Plus Fund	—	642,665	3,334,760
U.S. Research Equity Plus Fund	13	781	426

For the Funds, the cumulative timing differences primarily consist of wash sale loss deferrals, post-October capital loss deferrals and loss deferrals on unsettled short sales.

As of June 30, 2015, the Funds did not have any net capital loss carryforwards.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2015, the following Funds deferred to July 1, 2015 net capital losses of (amounts in thousands):

Net Capital Loss Short-Term
U.S. Dynamic Plus Fund	$5,823
U.S. Large Cap Core Plus Fund	41,701

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the year then ended.

7. Redemption in-Kind

During the year ended June 30, 2015, the Adviser sold a majority of its shares of U.S. Research Equity Plus Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

May 18, 2015	Value		Realized Gains (Losses)	Type
	$19,469	*	$4,429	Redemption in-kind

*	This amount includes cash of approximately $247,000 associated with the redemption in-kind.

60	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

8. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

The Funds each have one or more shareholders, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Fund, which collectively represent a significant portion of U.S. Large Cap Core Plus Fund’s assets.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2015, U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund pledged a significant portion of their assets for securities sold short to Deutsche Bank AG and U.S. Research Equity Plus Fund pledged a significant portion of its assets to BNP Paribas Prime Brokerage Inc. for securities sold short.

In addition, as of June 30, 2015 the J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Fund:

J.P. Morgan Investor Funds
U.S. Dynamic Plus Fund	53.8%

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	61

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Equity Plus Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Research Equity Plus Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

62	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	63

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

64	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	65

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015 and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$1,002.20	$9.01	1.82%
Hypothetical	1,000.00	1,015.79	9.07	1.82
Class C
Actual	1,000.00	999.40	11.43	2.31
Hypothetical	1,000.00	1,013.36	11.51	2.31
Select Class
Actual	1,000.00	1,003.80	7.78	1.57
Hypothetical	1,000.00	1,017.03	7.83	1.57

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,021.20	11.52	2.30
Hypothetical	1,000.00	1,013.39	11.48	2.30
Class C
Actual	1,000.00	1,018.60	14.01	2.80
Hypothetical	1,000.00	1,010.91	13.96	2.80
Class R2
Actual	1,000.00	1,020.10	12.77	2.55
Hypothetical	1,000.00	1,012.15	12.72	2.55
Class R5
Actual	1,000.00	1,023.70	9.28	1.85
Hypothetical	1,000.00	1,015.62	9.24	1.85
Select Class
Actual	1,000.00	1,022.80	10.23	2.04
Hypothetical	1,000.00	1,014.68	10.19	2.04

66	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Research Equity Plus Fund
Class A
Actual	$1,000.00	$1,002.60	$11.25	2.27%
Hypothetical	1,000.00	1,013.56	11.31	2.27
Class C
Actual	1,000.00	1,000.40	13.72	2.77
Hypothetical	1,000.00	1,011.08	13.79	2.77
Class R2
Actual	1,000.00	1,001.70	12.49	2.52
Hypothetical	1,000.00	1,012.32	12.55	2.52
Class R5
Actual	1,000.00	1,004.60	9.08	1.83
Hypothetical	1,000.00	1,015.74	9.13	1.83
Class R6
Actual	1,000.00	1,005.10	8.83	1.78
Hypothetical	1,000.00	1,015.99	8.88	1.78
Select Class
Actual	1,000.00	1,003.40	10.01	2.02
Hypothetical	1,000.00	1,014.80	10.07	2.02

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2015	J.P. MORGAN EQUITY FUNDS	67

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deductions
U.S. Dynamic Plus Fund	100.00%
U.S. Large Cap Core Plus Fund	100.00
U.S. Research Equity Plus Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Long-Term Capital Gain Distribution
U.S. Dynamic Plus Fund	$15,124
U.S. Large Cap Core Plus Fund	795,902
U.S. Research Equity Plus Fund	2,933

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Qualified Dividend Income
U.S. Dynamic Plus Fund	$1,822
U.S. Large Cap Core Plus Fund	66,930
U.S. Research Equity Plus Fund	57

68	J.P. MORGAN EQUITY FUNDS	JUNE 30, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡  Social Security number and account balances

¡  transaction history and account transactions

¡  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡  open an account or provide contact information

¡  give us your account information or pay us by check

¡  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡  sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡  affiliates from using your information to market to you

¡  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-PLUS-615

Annual Report

J.P. Morgan Funds

June 30, 2015

JPMorgan Diversified Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

Dear Shareholder,

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment – though not reflected in wage growth – drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the challenges faced by financial markets

JUNE 30, 2015	J.P. MORGAN FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN FUNDS	JUNE 30, 2015

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	3.96%
MSCI World Index (net of foreign withholding taxes)	1.43%
Diversified Composite Benchmark	1.70%
Net Assets as of 6/30/2015 (In Thousands)	1,390,427

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKETS PERFORM?

U.S equity markets performed strongly in the second half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at record highs in February, March and April but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928. Equities in the European Union and Japan came under pressure in late 2014 but benefitted from both central bank stimulus and attractive relative valuations in 2015.

For the twelve months ended June 30, 2015, the S&P 500 returned 7.42%, while the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned -3.82% and the MSCI Emerging Markets Index (net of foreign withholding taxes) returned -4.77%.

In the latter half of 2014, demand for U.S. Treasury securities increased as economic uncertainty elsewhere drove investors to so-called safe havens. Treasury yields, which move in the opposite direction of prices, fell sharply for both 10-year and 30-year bonds. Overall, U.S. corporate debt provided positive returns, though high-yield debt, also known as junk bonds, underperformed other fixed-income asset classes.

In the first six months of 2015, U.S. Treasury bonds continued to prove attractive to investors and high-yield debt rebounded to outperform investment grade debt securities for the reporting period. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the reporting period as investors sought to avoid risk of holding long-term debt ahead of an anticipated increase in interest rates by the U.S. Federal Reserve. For the twelve month reporting period, the Barclays U.S. Aggregate Index returned 1.86% and the Barclays Emerging Markets U.S. Dollar Aggregate Index returned 0.20%.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares), which invests in a mix of domestic, international, and emerging market equities and fixed income securities, outperformed the MSCI World Index (net of foreign withholding taxes) (the “Benchmark”), which is made up of U.S. and international equities, for the twelve months ended June 30, 2015. For the same period, the Fund outperformed its Diversified Composite Benchmark, which consists of the MSCI World Index (net of foreign withholding taxes) (60%) and Barclays U.S. Aggregate Index (40%).

The Fund’s overweight positions in U.S. and Japanese equity markets contributed to the positive performance of the Fund relative to the Benchmark. In addition, the Fund’s positions in longer duration debt securities helped Fund performance relative to the Benchmark. Duration measures the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The leading detractors from the Fund’s relative performance were its overweight exposures to emerging market debt and underweight position in investment grade fixed income. While the Fund’s exposure to emerging markets and corporate fixed income securities detracted from absolute performance, the Fund’s underweight positions in those asset classes helped relative performance slightly for the twelve months ended June 30, 2015.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation consisting of the following asset classes: U.S. large-cap equity, U.S. small-cap equity, REITs, international equity (including emerging markets equities) and U.S. and international fixed income. The Fund invested in individual securities and underlying J.P. Morgan funds to implement its long-term strategic asset allocation and short-to-intermediate-term tactical adjustments.

During the reporting period, the Fund’s portfolio managers preferred high yield bonds among fixed income securities, as they believed that this area of the fixed-income market was attractively valued from a risk/return perspective. The Fund also had an opportunistic allocation to non-agency mortgage-backed securities. Among equities, the Fund was overweight in U.S. large cap stocks. The Fund used futures to more easily implement the Fund’s portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar-denominated benchmarks.

JUNE 30, 2015	J.P. MORGAN FUNDS	3

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Intrepid International Fund, Institutional Class Shares	4.9%
2.	JPMorgan High Yield Fund, Class R6 Shares	4.0
3.	JPMorgan Mid Cap Equity Fund, Class R6 Shares	3.1
4.	JPMorgan Realty Income Fund, Institutional Class Shares	2.8
5.	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2.0
6.	Apple, Inc.	1.4
7.	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	0.9
8.	Wells Fargo & Co.	0.9
9.	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	0.8
10.	U.S. Treasury Notes, 2.125%, 06/30/21	0.7

PORTFOLIO COMPOSITION BY ASSET CLASS***
Common Stocks	52.4%
Investment Companies	18.4
Corporate Bonds	8.0
Collateralized Mortgage Obligations	6.5
U.S. Treasury Obligations	6.1
Asset-Backed Securities	3.6
Mortgage Pass-Through Securities	1.2
Others (each less than 1.0%)	1.1
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN FUNDS	JUNE 30, 2015

JPMorgan Diversified Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	March 24, 2003
Without Sales Charge		3.40%	11.16%	6.82%
With Sales Charge*		(1.25)	10.14	6.33
CLASS C SHARES	March 24, 2003
Without CDSC		2.87	10.60	6.27
With CDSC**		1.87	10.60	6.27
INSTITUTIONAL CLASS SHARES	September 10, 1993	3.96	11.71	7.35
SELECT CLASS SHARES	September 10, 2001	3.63	11.44	7.09

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the MSCI World Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Diversified Composite Benchmark is comprised of the MSCI World Index (60%) and the Barclays U.S. Aggregate Index (40%). The

Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 52.4%
		Consumer Discretionary — 8.2%
		Auto Components — 0.5%
1		American Axle & Manufacturing Holdings, Inc. (a)	23
64		Apollo Tyres Ltd., (India)	170
5		Continental AG, (Germany)	1,068
11		Cooper Tire & Rubber Co.	378
3		Dana Holding Corp.	69
7		Delphi Automotive plc, (United Kingdom)	604
4		Halla Visteon Climate Control Corp., (South Korea)	136
7		Hankook Tire Co., Ltd., (South Korea)	270
3		Hyundai Mobis Co., Ltd., (South Korea)	570
11		Johnson Controls, Inc.	541
6		Lear Corp.	721
16		Magna International, Inc., (Canada)	916
15		Stoneridge, Inc. (a)	180
4		Tower International, Inc. (a)	104
6		Valeo S.A., (France)	911

			6,661

		Automobiles — 1.0%
530		Astra International Tbk PT, (Indonesia)	281
11		Daimler AG, (Germany)	978
21		Ford Motor Co.	309
445		Geely Automobile Holdings Ltd., (China)	237
168		General Motors Co.	5,599
62		Great Wall Motor Co., Ltd., (China), Class H	304
30		Honda Motor Co., Ltd., (Japan)	979
8		Kia Motors Corp., (South Korea)	331
33		Mazda Motor Corp., (Japan)	644
7		Renault S.A., (France)	705
12		Tata Motors Ltd., (India), ADR	406
4		Tesla Motors, Inc. (a)	1,091
27		Tofas Turk Otomobil Fabrikasi A.S., (Turkey)	182
19		Toyota Motor Corp., (Japan)	1,298

			13,344

		Distributors — 0.1%
8		Genuine Parts Co.	711
5		VOXX International Corp. (a)	45

			756

		Diversified Consumer Services — 0.1%
16		Apollo Education Group, Inc. (a)	205
—	(h)	Graham Holdings Co., Class B	451
4		H&R Block, Inc.	122
7		Houghton Mifflin Harcourt Co. (a)	165

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Consumer Services — continued
3		K12, Inc. (a)	35
86		Kroton Educacional S.A., (Brazil)	329
22		Regis Corp. (a)	340
1		Steiner Leisure Ltd., (Bahamas) (a)	47
6		Strayer Education, Inc. (a)	250

			1,944

		Hotels, Restaurants & Leisure — 0.7%
15		Accor S.A., (France)	759
2		Bob Evans Farms, Inc.	107
—	(h)	Bojangles’, Inc. (a)	9
11		Carnival Corp.	531
388		China Travel International Investment Hong Kong Ltd., (Hong Kong)	170
1		Chipotle Mexican Grill, Inc. (a)	684
14		ClubCorp Holdings, Inc.	324
6		Darden Restaurants, Inc.	398
2		Dave & Buster’s Entertainment, Inc. (a)	59
—	(h)	DineEquity, Inc.	27
1		Fogo De Chao, Inc. (a)	16
1		Hana Tour Service, Inc., (South Korea)	127
34		Hilton Worldwide Holdings, Inc. (a)	941
12		InterContinental Hotels Group plc, (United Kingdom)	476
25		Isle of Capri Casinos, Inc. (a)	453
4		Jack in the Box, Inc.	326
15		La Quinta Holdings, Inc. (a)	336
—	(h)	Red Robin Gourmet Burgers, Inc. (a)	24
9		Restaurant Brands International, Inc., (Canada)	337
1,875		REXLot Holdings Ltd., (Hong Kong)	106
13		Royal Caribbean Cruises Ltd.	1,002
8		Ruby Tuesday, Inc. (a)	50
109		Sands China Ltd., (Hong Kong)	366
11		Sonic Corp.	315
2		Speedway Motorsports, Inc.	56
39		Starbucks Corp.	2,076
1		Wingstop, Inc. (a)	20
122		Wynn Macau Ltd., (China)	204

			10,299

		Household Durables — 0.5%
4		Coway Co., Ltd., (South Korea)	357
2		CSS Industries, Inc.	56
13		D.R. Horton, Inc.	356
28		Electrolux AB, (Sweden), Series B	868
9		Harman International Industries, Inc.	1,095
7		Jarden Corp. (a)	365

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Household Durables — continued
2	Leggett & Platt, Inc.	119
6	Mohawk Industries, Inc. (a)	1,178
2	NACCO Industries, Inc., Class A	108
15	PulteGroup, Inc.	302
232	Skyworth Digital Holdings Ltd., (Hong Kong)	207
78	Steinhoff International Holdings Ltd., (South Africa)	495
36	Toll Brothers, Inc. (a)	1,392

		6,898

	Internet & Catalog Retail — 0.6%
10	Amazon.com, Inc. (a)	4,174
8	Expedia, Inc.	880
1	GS Home Shopping, Inc., (South Korea)	162
2	Netflix, Inc. (a)	1,608
1	Priceline Group, Inc. (The) (a)	1,271
18	Wayfair, Inc., Class A (a)	681

		8,776

	Leisure Products — 0.0% (g)
4	Nautilus, Inc. (a)	94

	Media — 2.2%
36	CBS Corp. (Non-Voting), Class B	2,006
10	Charter Communications, Inc., Class A (a)	1,637
28	Clear Channel Outdoor Holdings, Inc., Class A	286
77	Comcast Corp., Class A	4,657
11	CTC Media, Inc., (Russia)	25
18	Dentsu, Inc., (Japan)	916
52	DISH Network Corp., Class A (a)	3,502
13	Entercom Communications Corp., Class A (a)	151
4	Gannett Co., Inc. (a)	52
17	Media General, Inc. (a)	284
3	Naspers Ltd., (South Africa), Class N	543
2	Nexstar Broadcasting Group, Inc., Class A	123
5	Omnicom Group, Inc.	320
3	Scripps Networks Interactive, Inc., Class A	194
8	Sinclair Broadcast Group, Inc., Class A	225
149	Sirius XM Holdings, Inc. (a)	555
12	Smiles S.A., (Brazil)	204
7	TEGNA, Inc.	238
80	Time Warner, Inc.	7,025
18	Time, Inc.	405
137	Twenty-First Century Fox, Inc., Class A	4,454
23	Twenty-First Century Fox, Inc., Class B	750
54	UBM plc, (United Kingdom)	453
2	Walt Disney Co. (The)	192

SHARES		SECURITY DESCRIPTION	VALUE($)

		Media — continued
45		WPP plc, (United Kingdom)	1,003

			30,200

		Multiline Retail — 0.3%
2		Big Lots, Inc.	88
3		Dillard’s, Inc., Class A	321
10		Dollar General Corp.	746
22		Kohl’s Corp.	1,396
20		Target Corp.	1,624

			4,175

		Specialty Retail — 1.7%
1		ANN, Inc. (a)	37
26		AutoNation, Inc. (a)	1,654
1		AutoZone, Inc. (a)	787
14		Bed Bath & Beyond, Inc. (a)	945
42		Best Buy Co., Inc.	1,361
8		Children’s Place, Inc. (The)	535
63		Dixons Carphone plc, (United Kingdom)	450
19		GameStop Corp., Class A	823
20		Gap, Inc. (The)	752
509		GOME Electrical Appliances Holdings Ltd., (China)	112
2		Guess?, Inc.	41
3		hhgregg, Inc. (a)	8
34		Home Depot, Inc. (The)	3,787
121		Kingfisher plc, (United Kingdom)	658
104		Lowe’s Cos., Inc.	6,971
11		Mr Price Group Ltd., (South Africa)	228
7		Outerwall, Inc.	516
1		Party City Holdco, Inc. (a)	16
11		Ross Stores, Inc.	518
10		Tiffany & Co.	951
19		TJX Cos., Inc. (The)	1,288
7		Ulta Salon Cosmetics & Fragrance, Inc. (a)	1,150
12		Urban Outfitters, Inc. (a)	425

			24,013

		Textiles, Apparel & Luxury Goods — 0.5%
85		ANTA Sports Products Ltd., (China)	206
314		Belle International Holdings Ltd., (Hong Kong)	362
25		Burberry Group plc, (United Kingdom)	610
14		Cie Financiere Richemont S.A., (Switzerland)	1,142
18		Hanesbrands, Inc.	600
2		Hansae Co., Ltd., (South Korea)	78
—	(h)	Hermes International, (France)	64
8		Iconix Brand Group, Inc. (a)	204
2		Kering, (France)	275

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Textiles, Apparel & Luxury Goods — continued
3	lululemon athletica, Inc., (Canada) (a)	207
5	LVMH Moet Hennessy Louis Vuitton SE, (France)	791
244	Pou Chen Corp., (Taiwan)	348
4	PVH Corp.	404
2	Ralph Lauren Corp.	246
74	Taiwan Paiho Ltd., (Taiwan)	209
2	Unifi, Inc. (a)	75
13	V.F. Corp.	930
21	Wolverine World Wide, Inc.	598

		7,349

	Total Consumer Discretionary	114,509

	Consumer Staples — 2.9%
	Beverages — 0.7%
9	Anheuser-Busch InBev N.V., (Belgium)	1,109
25	Coca-Cola Co. (The)	1,000
5	Coca-Cola Enterprises, Inc.	197
9	Constellation Brands, Inc., Class A	1,026
15	Dr. Pepper Snapple Group, Inc.	1,105
2	Molson Coors Brewing Co., Class B	168
6	Monster Beverage Corp. (a)	854
28	PepsiCo, Inc.	2,608
4	Pernod Ricard S.A., (France)	492
16	SABMiller plc, (United Kingdom)	816
9	Suntory Beverage & Food Ltd., (Japan)	366

		9,741

	Food & Staples Retailing — 0.4%
2	Costco Wholesale Corp.	264
11	CVS Health Corp.	1,143
47	Distribuidora Internacional de Alimentacion S.A., (Spain)	359
4	GS Retail Co., Ltd., (South Korea)	162
3	Ingles Markets, Inc., Class A	125
29	Kroger Co. (The)	2,117
17	Seven & i Holdings Co., Ltd., (Japan)	721
3	Smart & Final Stores, Inc. (a)	52
28	Sprouts Farmers Market, Inc. (a)	764
335	Sun Art Retail Group Ltd., (China)	302

		6,009

	Food Products — 0.8%
29	Archer-Daniels-Midland Co.	1,408
7	Associated British Foods plc, (United Kingdom)	336
2	B&G Foods, Inc.	61
6	Bunge Ltd.	509

SHARES		SECURITY DESCRIPTION	VALUE($)

		Food Products — continued
—	(h)	CJ CheilJedang Corp., (South Korea)	166
6		Hershey Co. (The)	520
6		Ingredion, Inc.	455
67		JBS S.A., (Brazil)	353
21		Mondelez International, Inc., Class A	848
41		Nestle S.A., (Switzerland)	2,933
18		NH Foods Ltd., (Japan)	410
37		Pilgrim’s Pride Corp.	850
3		Pinnacle Foods, Inc.	158
12		Post Holdings, Inc. (a)	626
1		Sanderson Farms, Inc.	98
1		Seneca Foods Corp., Class A (a)	16
353		Thai Union Frozen Products PCL, (Thailand) (a)	227
7		TreeHouse Foods, Inc. (a)	543
11		Unilever N.V., (United Kingdom), CVA	446

			10,963

		Household Products — 0.5%
10		Colgate-Palmolive Co.	625
4		Energizer Holdings, Inc.	553
58		Procter & Gamble Co. (The)	4,526
10		Reckitt Benckiser Group plc, (United Kingdom)	867
1		Spectrum Brands Holdings, Inc.	112

			6,683

		Personal Products — 0.1%
2		AMOREPACIFIC Group, (South Korea)	259
6		Herbalife Ltd. (a)	310
1		Inter Parfums, Inc.	18
—	(h)	Medifast, Inc. (a)	12
2		USANA Health Sciences, Inc. (a)	212

			811

		Tobacco — 0.4%
32		British American Tobacco plc, (United Kingdom)	1,725
15		Imperial Tobacco Group plc, (United Kingdom)	713
38		Japan Tobacco, Inc., (Japan)	1,337
6		KT&G Corp., (South Korea)	476
14		Philip Morris International, Inc.	1,092
2		Reynolds American, Inc.	182
1		Universal Corp.	84

			5,609

		Total Consumer Staples	39,816

		Energy — 3.1%
		Energy Equipment & Services — 0.5%
24		Baker Hughes, Inc.	1,511

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Energy Equipment & Services — continued
4		Basic Energy Services, Inc. (a)	29
12		Cameron International Corp. (a)	634
5		Dril-Quip, Inc. (a)	390
13		Ensco plc, (United Kingdom), Class A	283
1		Exterran Holdings, Inc.	27
9		Gulfmark Offshore, Inc., Class A	109
3		Halliburton Co.	116
26		Key Energy Services, Inc. (a)	48
—	(h)	Mitcham Industries, Inc. (a)	1
23		National Oilwell Varco, Inc.	1,094
8		Pioneer Energy Services Corp. (a)	48
19		Schlumberger Ltd.	1,596
3		SEACOR Holdings, Inc. (a)	220
8		Technip S.A., (France)	491
4		Unit Corp. (a)	95

			6,692

		Oil, Gas & Consumable Fuels — 2.6%
1		Adams Resources & Energy, Inc.	23
2		Alon USA Energy, Inc.	45
13		Anadarko Petroleum Corp.	1,048
138		BG Group plc, (United Kingdom)	2,304
26		Bharat Petroleum Corp., Ltd., (India)	360
31		Bill Barrett Corp. (a)	262
15		Cabot Oil & Gas Corp.	462
12		Chevron Corp.	1,121
1		Cloud Peak Energy, Inc. (a)	7
619		CNOOC Ltd., (China)	878
13		Concho Resources, Inc. (a)	1,523
2		ConocoPhillips	141
25		CONSOL Energy, Inc.	544
13		Denbury Resources, Inc.	80
11		Devon Energy Corp.	654
8		EOG Resources, Inc.	680
8		EQT Corp.	686
42		Exxon Mobil Corp.	3,514
1		Green Plains, Inc.	40
34		Hindustan Petroleum Corp., Ltd., (India)	394
13		HollyFrontier Corp.	555
27		Inpex Corp., (Japan)	304
—	(h)	Isramco, Inc. (a)	17
8		Kinder Morgan, Inc.	311
9		Lukoil OAO, (Russia), ADR	379
47		Marathon Oil Corp.	1,244
43		Marathon Petroleum Corp.	2,227
21		Oasis Petroleum, Inc. (a)	325

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
68	Occidental Petroleum Corp.	5,323
63	Oil Search Ltd., (Australia)	349
19	PBF Energy, Inc., Class A	534
17	Penn Virginia Corp. (a)	73
25	Petroleo Brasileiro S.A., (Brazil), ADR (a)	201
22	Phillips 66	1,747
3	Pioneer Natural Resources Co.	376
70	Polskie Gornictwo Naftowe i Gazownictwo S.A., (Poland)	123
41	PTT PCL, (Thailand)	435
17	Range Resources Corp.	835
2	Renewable Energy Group, Inc. (a)	20
8	REX American Resources Corp. (a)	477
12	Rex Energy Corp. (a)	64
31	Royal Dutch Shell plc, (Netherlands), Class A	868
32	Southwestern Energy Co. (a)	732
15	Statoil ASA, (Norway)	264
5	Stone Energy Corp. (a)	69
32	Surgutneftegas OAO, (Russia), ADR	187
11	Tatneft OAO, (Russia), ADR	350
5	Tesoro Corp.	460
21	Tullow Oil plc, (United Kingdom)	114
1	VAALCO Energy, Inc. (a)	2
46	Valero Energy Corp.	2,903
1	Western Refining, Inc.	49
9	WPX Energy, Inc. (a)	113

		36,796

	Total Energy	43,488

	Financials — 11.0%
	Banks — 4.3%
1	1st Source Corp.	50
41	Australia & New Zealand Banking Group Ltd., (Australia)	1,013
3	BancFirst Corp.	172
44	Banco Bradesco S.A., (Brazil), ADR	403
57	Banco do Brasil S.A., (Brazil)	445
6	BancorpSouth, Inc.	161
779	Bank Negara Indonesia Persero Tbk PT, (Indonesia)	309
314	Bank of America Corp.	5,339
998	Bank of China Ltd., (China), Class H	648
1	Banner Corp.	71
253	Barclays plc, (United Kingdom)	1,037
2	BBCN Bancorp, Inc.	30
14	BNK Financial Group, Inc., (South Korea)	176

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Banks — continued
13		BNP Paribas S.A., (France)	790
6		Capital Bank Financial Corp., Class A (a)	187
2		Cathay General Bancorp	80
14		Central Pacific Financial Corp.	338
1		Chemical Financial Corp.	31
610		China CITIC Bank Corp., Ltd., (China), Class H (a)	486
845		China Construction Bank Corp., (China), Class H	771
569		China Everbright Bank Co., Ltd., (China), Class H	341
201		China Merchants Bank Co., Ltd., (China), Class H	584
267		China Minsheng Banking Corp., Ltd., (China), Class H	349
93		Citigroup, Inc.	5,150
1		Citizens & Northern Corp.	13
22		Citizens Financial Group, Inc.	601
2		City Holding Co.	76
2		CoBiz Financial, Inc.	22
29		Commercial International Bank Egypt SAE, (Egypt), GDR	212
2		Cullen/Frost Bankers, Inc.	137
11		CVB Financial Corp.	186
12		DGB Financial Group, Inc., (South Korea)	122
19		East West Bancorp, Inc.	831
65		Fifth Third Bancorp	1,344
17		First Commonwealth Financial Corp.	162
—	(h)	First Financial Bancorp	5
1		First Interstate BancSystem, Inc., Class A	29
9		First Republic Bank	580
3		Flushing Financial Corp.	53
4		FNB Corp.	55
1		Guaranty Bancorp	17
19		HDFC Bank Ltd., (India), ADR	1,125
301		HSBC Holdings plc, (United Kingdom)	2,699
940		Industrial & Commercial Bank of China Ltd., (China), Class H	746
25		Industrial Bank of Korea, (South Korea)	326
125		ING Groep N.V., (Netherlands), CVA	2,082
246		Intesa Sanpaolo S.p.A., (Italy)	895
36		Itau Unibanco Holding S.A. (Preference Shares), (Brazil), ADR	391
60		Kasikornbank PCL, (Thailand), NVDR	333
6		KB Financial Group, Inc., (South Korea)	202
3		KeyCorp	47
612		Krung Thai Bank PCL, (Thailand)	310
1,154		Lloyds Banking Group plc, (United Kingdom)	1,549
5		M&T Bank Corp.	662

SHARES		SECURITY DESCRIPTION	VALUE($)

		Banks — continued
1		MainSource Financial Group, Inc.	20
470		Mega Financial Holding Co., Ltd., (Taiwan)	423
141		Mitsubishi UFJ Financial Group, Inc., (Japan)	1,014
14		National Bank Holdings Corp., Class A	290
2		National Penn Bancshares, Inc.	20
7		OFG Bancorp, (Puerto Rico)	72
2		PacWest Bancorp	78
19		PNC Financial Services Group, Inc. (The)	1,789
4		Prosperity Bancshares, Inc.	251
70		Sberbank of Russia, (Russia), ADR	363
44		Siam Commercial Bank PCL (The), (Thailand)	204
1		Sierra Bancorp	12
8		Signature Bank (a)	1,219
2		Simmons First National Corp., Class A	82
—	(h)	Southside Bancshares, Inc.	13
2		Southwest Bancorp, Inc.	32
49		Standard Chartered plc, (United Kingdom)	778
3		Suffolk Bancorp	84
44		Sumitomo Mitsui Financial Group, Inc., (Japan)	1,962
29		SunTrust Banks, Inc.	1,240
4		Susquehanna Bancshares, Inc.	50
3		SVB Financial Group (a)	371
6		TCF Financial Corp.	105
42		Turkiye Halk Bankasi A.S., (Turkey)	196
203		Turkiye Is Bankasi, (Turkey), Class C	428
24		U.S. Bancorp	1,024
1		UMB Financial Corp.	54
10		Union Bankshares Corp.	225
1		Webster Financial Corp.	23
220		Wells Fargo & Co.	12,364
3		West Bancorporation, Inc.	55
9		Westamerica Bancorporation	441
6		Wilshire Bancorp, Inc.	75

			60,130

		Capital Markets — 2.0%
6		Affiliated Managers Group, Inc. (a)	1,274
18		Ameriprise Financial, Inc.	2,221
1		Arlington Asset Investment Corp., Class A	29
4		BGC Partners, Inc., Class A	33
6		BlackRock, Inc.	1,946
14		Charles Schwab Corp. (The)	471
13		Cowen Group, Inc., Class A (a)	81
29		Credit Suisse Group AG, (Switzerland) (a)	811
1		Federated Investors, Inc., Class B	30

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Capital Markets — continued
24		Goldman Sachs Group, Inc. (The)	5,096
—	(h)	INTL. FCStone, Inc. (a)	11
62		Invesco Ltd.	2,332
8		Investment Technology Group, Inc.	188
20		Janus Capital Group, Inc.	340
20		Lazard Ltd., (Bermuda), Class A	1,111
19		Legg Mason, Inc.	988
25		Meritz Securities Co., Ltd., (South Korea)	160
141		Morgan Stanley	5,454
8		Northern Trust Corp.	573
1		Stifel Financial Corp. (a)	62
16		T. Rowe Price Group, Inc.	1,243
32		TD Ameritrade Holding Corp.	1,160
105		UBS Group AG, (Switzerland) (a)	2,219
1		Virtu Financial, Inc., Class A (a)	19
2		WisdomTree Investments, Inc.	53

			27,905

		Consumer Finance — 0.4%
36		Ally Financial, Inc. (a)	810
23		Capital One Financial Corp.	1,998
—	(h)	Credit Acceptance Corp. (a)	67
27		Discover Financial Services	1,533
3		Nelnet, Inc., Class A	115
19		Synchrony Financial (a)	620
1		World Acceptance Corp. (a)	64

			5,207

		Diversified Financial Services — 0.4%
10		Berkshire Hathaway, Inc., Class B (a)	1,382
3		Energizer SpinCo, Inc. (a)	102
203		Fubon Financial Holding Co., Ltd., (Taiwan)	403
5		Intercontinental Exchange, Inc.	1,018
1		MarketAxess Holdings, Inc.	60
14		McGraw Hill Financial, Inc.	1,398
56		ORIX Corp., (Japan)	832
45		Power Finance Corp., Ltd., (India)	181
40		Rural Electrification Corp., Ltd., (India)	171
3		Voya Financial, Inc.	149

			5,696

		Insurance — 2.4%
38		ACE Ltd., (Switzerland)	3,840
1		Alleghany Corp. (a)	336
6		Allianz SE, (Germany)	951
10		Allied World Assurance Co. Holdings AG, (Switzerland)	450

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — continued
4		Allstate Corp. (The)	240
—	(h)	Ambac Financial Group, Inc. (a)	8
7		American Equity Investment Life Holding Co.	188
38		American International Group, Inc.	2,349
7		AmTrust Financial Services, Inc.	466
5		Aspen Insurance Holdings Ltd., (Bermuda)	220
86		Aviva plc, (United Kingdom)	667
61		AXA S.A., (France)	1,552
39		CNO Financial Group, Inc.	716
12		Everest Re Group Ltd., (Bermuda)	2,133
1		Global Indemnity plc, (Ireland) (a)	16
23		Hartford Financial Services Group, Inc. (The)	973
3		Kemper Corp.	118
5		Lincoln National Corp.	320
41		Loews Corp.	1,567
42		Marsh & McLennan Cos., Inc.	2,395
57		MetLife, Inc.	3,177
1		Navigators Group, Inc. (The) (a)	105
21		Old Republic International Corp.	320
4		PartnerRe Ltd., (Bermuda)	514
150		PICC Property & Casualty Co., Ltd., (China), Class H	341
35		Ping An Insurance Group Co. of China Ltd., (China), Class H	466
1		Primerica, Inc.	67
4		Principal Financial Group, Inc.	228
2		ProAssurance Corp.	98
20		Prudential Financial, Inc.	1,750
83		Prudential plc, (United Kingdom)	1,990
—	(h)	RenaissanceRe Holdings Ltd., (Bermuda)	3
18		Sompo Japan Nipponkoa Holdings, Inc., (Japan)	652
—	(h)	Stewart Information Services Corp.	15
7		Swiss Re AG, (Switzerland)	581
14		Travelers Cos., Inc. (The)	1,305
21		Unum Group	758
4		W.R. Berkley Corp.	229
17		XL Group plc, (Ireland)	634
3		Zurich Insurance Group AG, (Switzerland) (a)	901

			33,639

		Real Estate Investment Trusts (REITs) — 0.8%
3		American Assets Trust, Inc.	106
10		American Capital Agency Corp.	184
22		American Homes 4 Rent, Class A	358

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Real Estate Investment Trusts (REITs) — continued
17		American Residential Properties, Inc. (a)	322
8		American Tower Corp. (m)	731
8		Annaly Capital Management, Inc. (m)	77
8		Anworth Mortgage Asset Corp. (m)	42
—	(h)	Armada Hoffler Properties, Inc.	4
—	(h)	Ashford Hospitality Prime, Inc.	4
1		Ashford Hospitality Trust, Inc.	10
1		Associated Estates Realty Corp. (m)	16
2		AvalonBay Communities, Inc. (m)	261
1		BioMed Realty Trust, Inc.	28
1		Boston Properties, Inc. (m)	152
32		Brixmor Property Group, Inc.	736
21		Capstead Mortgage Corp. (m)	238
3		CBL & Associates Properties, Inc. (m)	48
4		Chambers Street Properties	29
9		CoreSite Realty Corp.	402
1		Cousins Properties, Inc. (m)	8
41		CYS Investments, Inc.	320
1		DCT Industrial Trust, Inc.	44
3		DiamondRock Hospitality Co.	37
8		EastGroup Properties, Inc. (m)	423
2		EPR Properties (m)	96
1		Equity LifeStyle Properties, Inc. (m)	55
20		Excel Trust, Inc.	309
3		FelCor Lodging Trust, Inc. (m)	27
1		First Industrial Realty Trust, Inc. (m)	27
3		Franklin Street Properties Corp.	28
1		Gladstone Commercial Corp.	9
119		Goodman Group, (Australia)	575
2		Home Properties, Inc. (m)	119
3		Hospitality Properties Trust (m)	85
13		Host Hotels & Resorts, Inc. (m)	253
20		Kimco Realty Corp. (m)	440
8		Klepierre, (France)	357
6		LaSalle Hotel Properties (m)	210
5		LTC Properties, Inc. (m)	193
1		National Retail Properties, Inc. (m)	38
3		Pennsylvania Real Estate Investment Trust (m)	62
2		Post Properties, Inc. (m)	84
5		Potlatch Corp. (m)	189
17		Prologis, Inc. (m)	626
1		PS Business Parks, Inc. (m)	38
1		RAIT Financial Trust (m)	9
5		Ramco-Gershenson Properties Trust (m)	87
21		Rayonier, Inc. (m)	531

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
1	Regency Centers Corp. (m)	49
9	RLJ Lodging Trust	265
1	Saul Centers, Inc. (m)	70
14	Strategic Hotels & Resorts, Inc. (a)	167
1	Summit Hotel Properties, Inc.	12
1	Taubman Centers, Inc. (m)	66
4	Vornado Realty Trust (m)	414
69	Westfield Corp., (Australia)	485
17	Weyerhaeuser Co. (m)	532

		11,087

	Real Estate Management & Development — 0.6%
4	Alexander & Baldwin, Inc.	148
17	Brookfield Asset Management, Inc., (Canada), Class A	576
50	CBRE Group, Inc., Class A (a)	1,863
62	Cheung Kong Property Holdings Ltd., (Hong Kong) (a)	514
398	China Overseas Land & Investment Ltd., (Hong Kong)	1,401
32	Daiwa House Industry Co., Ltd., (Japan)	736
13	Forestar Group, Inc. (a)	168
116	Hang Lung Properties Ltd., (Hong Kong)	345
87	Highwealth Construction Corp., (Taiwan)	208
3	Jones Lang LaSalle, Inc.	581
44	Mitsui Fudosan Co., Ltd., (Japan)	1,231
1,186	Quality Houses PCL, (Thailand)	89
1	St. Joe Co. (The) (a)	9
176	Supalai PCL, (Thailand)	98

		7,967

	Thrifts & Mortgage Finance — 0.1%
1	Astoria Financial Corp.	10
1	BankFinancial Corp.	6
2	Beneficial Bancorp, Inc. (a)	25
1	Capitol Federal Financial, Inc.	7
3	Charter Financial Corp.	38
18	Housing Development Finance Corp., Ltd, (India)	372
28	Hudson City Bancorp, Inc.	280
6	MGIC Investment Corp. (a)	73
6	NMI Holdings, Inc., Class A (a)	49
25	Northfield Bancorp, Inc.	372
2	OceanFirst Financial Corp.	36
2	Walker & Dunlop, Inc. (a)	58

		1,326

	Total Financials	152,957

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Health Care — 8.0%
		Biotechnology — 2.0%
5		ACADIA Pharmaceuticals, Inc. (a)	201
2		Adamas Pharmaceuticals, Inc. (a)	46
1		Aduro Biotech, Inc. (a)	18
9		Alexion Pharmaceuticals, Inc. (a)	1,660
9		Amgen, Inc.	1,420
2		Anacor Pharmaceuticals, Inc. (a)	149
—	(h)	Applied Genetic Technologies Corp. (a)	5
1		Ardelyx, Inc. (a)	19
14		Arrowhead Research Corp. (a)	97
2		Atara Biotherapeutics, Inc. (a)	103
3		aTyr Pharma, Inc. (a)	51
2		Avalanche Biotechnologies, Inc. (a)	28
2		Axovant Sciences Ltd., (Bermuda) (a)	37
3		Bellicum Pharmaceuticals, Inc. (a)	65
12		Biogen, Inc. (a)	5,014
1		Blueprint Medicines Corp. (a)	25
1		Cara Therapeutics, Inc. (a)	18
42		Celgene Corp. (a)	4,914
3		ChemoCentryx, Inc. (a)	24
2		Chimerix, Inc. (a)	70
3		Coherus Biosciences, Inc. (a)	85
1		Dicerna Pharmaceuticals, Inc. (a)	12
3		FibroGen, Inc. (a)	75
57		Gilead Sciences, Inc.	6,651
3		Immune Design Corp. (a)	60
8		Infinity Pharmaceuticals, Inc. (a)	84
5		Invitae Corp. (a)	79
2		Karyopharm Therapeutics, Inc. (a)	55
8		Kite Pharma, Inc. (a)	462
3		MacroGenics, Inc. (a)	96
5		Merrimack Pharmaceuticals, Inc. (a)	62
3		Mirati Therapeutics, Inc. (a)	82
3		Neurocrine Biosciences, Inc. (a)	158
4		Nivalis Therapeutics, Inc. (a)	56
2		Ophthotech Corp. (a)	87
3		Prothena Corp. plc, (Ireland) (a)	149
3		PTC Therapeutics, Inc. (a)	120
4		Regeneron Pharmaceuticals, Inc. (a)	2,078
—	(h)	Sage Therapeutics, Inc. (a)	13
—	(h)	Seres Therapeutics, Inc. (a)	17
1		Spark Therapeutics, Inc. (a)	86
11		Synergy Pharmaceuticals, Inc. (a)	87
3		Tokai Pharmaceuticals, Inc. (a)	41
7		Trius Therapeutics, Inc. (a) (i)	—

SHARES		SECURITY DESCRIPTION	VALUE($)

		Biotechnology — continued
—	(h)	Ultragenyx Pharmaceutical, Inc. (a)	38
2		Versartis, Inc. (a)	33
19		Vertex Pharmaceuticals, Inc. (a)	2,345
5		Xencor, Inc. (a)	99
17		XOMA Corp. (a)	67
—	(h)	Zafgen, Inc. (a)	15
—	(h)	ZIOPHARM Oncology, Inc. (a)	1

			27,257

		Health Care Equipment & Supplies — 0.5%
23		Abbott Laboratories	1,121
10		Accuray, Inc. (a)	69
67		Boston Scientific Corp. (a)	1,179
3		CONMED Corp.	183
2		Cynosure, Inc., Class A (a)	60
5		Essilor International S.A., (France)	599
—	(h)	Glaukos Corp. (a)	6
1		Inogen, Inc. (a)	42
20		Medtronic plc, (Ireland)	1,512
33		Novadaq Technologies, Inc., (Canada) (a)	397
3		NuVasive, Inc. (a)	143
4		Orthofix International N.V., (Curacao) (a)	116
40		Smith & Nephew plc, (United Kingdom)	669
5		Stryker Corp.	490
10		SurModics, Inc. (a)	240
6		Thoratec Corp. (a)	285
8		Wright Medical Group, Inc. (a)	198

			7,309

		Health Care Providers & Services — 2.3%
15		Acadia Healthcare Co., Inc. (a)	1,169
28		Aetna, Inc.	3,514
2		Alliance HealthCare Services, Inc. (a)	31
10		Anthem, Inc.	1,641
3		Cardinal Health, Inc.	283
4		Centene Corp. (a)	350
1		Cigna Corp.	169
20		Cross Country Healthcare, Inc. (a)	254
19		Envision Healthcare Holdings, Inc. (a)	765
8		Fresenius Medical Care AG & Co. KGaA, (Germany)	679
8		HCA Holdings, Inc. (a)	689
10		Health Net, Inc. (a)	616
1		HealthSouth Corp.	68
18		Humana, Inc.	3,533
304		Jintian Pharmaceutical Group Ltd., (China)	163

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Health Care Providers & Services — continued
2	Landauer, Inc.	72
4	LifePoint Health, Inc. (a)	365
31	McKesson Corp.	6,937
4	Molina Healthcare, Inc. (a)	279
5	National HealthCare Corp.	312
118	Netcare Ltd., (South Africa)	372
4	Select Medical Holdings Corp.	68
81	Sinopharm Group Co., Ltd., (China), Class H	359
9	Surgical Care Affiliates, Inc. (a)	327
1	Teladoc, Inc. (a)	25
70	UnitedHealth Group, Inc.	8,490

		31,530

	Health Care Technology — 0.1%
11	Castlight Health, Inc., Class B (a)	92
5	Cerner Corp. (a)	335
2	Evolent Health, Inc., Class A (a)	33
7	HMS Holdings Corp. (a)	121
10	MedAssets, Inc. (a)	223
16	Merge Healthcare, Inc. (a)	77
5	Quality Systems, Inc.	81
23	Veeva Systems, Inc., Class A (a)	647

		1,609

	Life Sciences Tools & Services — 0.2%
2	Affymetrix, Inc. (a)	20
13	Fluidigm Corp. (a)	319
8	Illumina, Inc. (a)	1,741
3	PAREXEL International Corp. (a)	187

		2,267

	Pharmaceuticals — 2.9%
7	Allergan plc (a)	2,233
3	Amphastar Pharmaceuticals, Inc. (a)	54
39	Astellas Pharma, Inc., (Japan)	551
15	AstraZeneca plc, (United Kingdom)	928
16	Bayer AG, (Germany)	2,254
6	BioDelivery Sciences International, Inc. (a)	46
47	Bristol-Myers Squibb Co.	3,106
17	Eli Lilly & Co.	1,447
2	Flex Pharma, Inc. (a)	31
60	Johnson & Johnson	5,882
1	Lannett Co., Inc. (a)	86
57	Merck & Co., Inc.	3,261
35	Novartis AG, (Switzerland)	3,479
9	Novo Nordisk A/S, (Denmark), Class B	485

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — continued
2		Pacira Pharmaceuticals, Inc. (a)	127
1		Perrigo Co. plc, (Ireland)	229
229		Pfizer, Inc.	7,666
1		Phibro Animal Health Corp., Class A	47
4		Prestige Brands Holdings, Inc. (a)	179
1		Revance Therapeutics, Inc. (a)	31
11		Roche Holding AG, (Switzerland)	3,038
13		Sanofi, (France)	1,280
9		Shire plc, (Ireland)	736
11		Teva Pharmaceutical Industries Ltd., (Israel), ADR	624
11		Valeant Pharmaceuticals International, Inc. (a)	2,394
10		Wockhardt Ltd., (India)	224
—	(h)	ZS Pharma, Inc. (a)	20

			40,438

		Total Health Care	110,410

		Industrials — 5.4%
		Aerospace & Defense — 1.3%
14		AAR Corp.	431
11		Airbus Group SE, (France)	687
7		Curtiss-Wright Corp.	488
—	(h)	Engility Holdings, Inc.	2
9		General Dynamics Corp.	1,248
58		Honeywell International, Inc.	5,889
2		Huntington Ingalls Industries, Inc.	225
2		L-3 Communications Holdings, Inc.	174
70		Meggitt plc, (United Kingdom)	510
2		Moog, Inc., Class A (a)	126
11		Northrop Grumman Corp.	1,756
11		Spirit AeroSystems Holdings, Inc., Class A (a)	601
10		Thales S.A., (France)	590
48		United Technologies Corp.	5,291

			18,018

		Air Freight & Logistics — 0.1%
2		Atlas Air Worldwide Holdings, Inc. (a)	117
—	(h)	Park-Ohio Holdings Corp.	5
204		Sinotrans Ltd., (China), Class H	136
25		Yamato Holdings Co., Ltd., (Japan)	487

			745

		Airlines — 0.7%
366		Air Arabia PJSC, (United Arab Emirates)	160
108		Air China Ltd., (China), Class H	122
7		Alaska Air Group, Inc.	459

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
		Airlines — continued
140		China Southern Airlines Co., Ltd., (China), Class H (a)	164
119		Delta Air Lines, Inc.	4,870
22		Japan Airlines Co., Ltd., (Japan)	749
13		Southwest Airlines Co.	437
100		Turk Hava Yollari AO, (Turkey) (a)	328
53		United Continental Holdings, Inc. (a)	2,787

			10,076

		Building Products — 0.4%
5		Advanced Drainage Systems, Inc.	155
91		China Lesso Group Holdings Ltd., (China)	74
18		Daikin Industries Ltd., (Japan)	1,258
34		Fortune Brands Home & Security, Inc.	1,548
6		Gibraltar Industries, Inc. (a)	112
7		Lennox International, Inc.	763
2		LG Hausys Ltd., (South Korea)	205
21		Masco Corp.	567
61		Sintex Industries Ltd., (India)	97
110		Trakya Cam Sanayi A.S., (Turkey)	115
15		Trex Co., Inc. (a)	756

			5,650

		Commercial Services & Supplies — 0.1%
29		ACCO Brands Corp. (a)	222
11		Aggreko plc, (United Kingdom)	250
3		Deluxe Corp.	187
7		Ennis, Inc.	126
9		Essendant, Inc.	357
2		KEPCO Plant Service & Engineering Co., Ltd., (South Korea)	198
22		Pitney Bowes, Inc.	464
6		R.R. Donnelley & Sons Co.	98
—	(h)	TRC Cos., Inc. (a)	4

			1,906

		Construction & Engineering — 0.2%
10		AECOM (a)	314
5		Argan, Inc.	200
6		EMCOR Group, Inc.	302
21		Fluor Corp.	1,138
4		Hyundai Development Co-Engineering & Construction, (South Korea)	211
35		IRB Infrastructure Developers Ltd., (India)	130
8		Jacobs Engineering Group, Inc. (a)	317
96		Kajima Corp., (Japan)	451

			3,063

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electrical Equipment — 0.3%
27		ABB Ltd., (Switzerland) (a)	561
11		Acuity Brands, Inc.	1,933
6		Nidec Corp., (Japan)	419
4		Polypore International, Inc. (a)	263
9		Schneider Electric SE, (France)	649
146		Shanghai Electric Group Co., Ltd., (China), Class H	119

			3,944

		Industrial Conglomerates — 0.4%
11		Bidvest Group Ltd. (The), (South Africa)	280
23		Carlisle Cos., Inc.	2,344
99		CK Hutchison Holdings Ltd., (Hong Kong)	1,455
1		Danaher Corp.	43
6		General Electric Co.	165
87		KOC Holding A.S., (Turkey)	402
2		SK Holdings Co., Ltd., (South Korea)	407

			5,096

		Machinery — 1.1%
10		Allison Transmission Holdings, Inc.	281
1		Blount International, Inc. (a)	14
9		Briggs & Stratton Corp.	179
8		Cummins, Inc.	1,091
29		DMG Mori Co., Ltd, (Japan)	567
12		Douglas Dynamics, Inc.	258
14		Dover Corp.	990
3		FANUC Corp., (Japan)	593
2		Hurco Cos., Inc.	54
1		Hyster-Yale Materials Handling, Inc.	45
2		IDEX Corp.	126
23		Illinois Tool Works, Inc.	2,084
3		Kadant, Inc.	164
25		Komatsu Ltd., (Japan)	492
49		Kubota Corp., (Japan)	777
11		Makita Corp., (Japan)	607
50		PACCAR, Inc.	3,162
9		Pall Corp.	1,116
14		Parker-Hannifin Corp.	1,612
39		Shin Zu Shing Co., Ltd., (Taiwan)	118
3		SMC Corp., (Japan)	752
2		Snap-on, Inc.	240
3		SPX Corp.	200
—	(h)	Watts Water Technologies, Inc., Class A	14
80		Weichai Power Co., Ltd., (China), Class H	266

			15,802

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Marine — 0.1%
4	Kirby Corp. (a)	268
9	Matson, Inc.	379
83	Mitsui OSK Lines Ltd., (Japan)	266
187	Wan Hai Lines Ltd., (Taiwan)	149

		1,062

	Professional Services — 0.1%
4	Barrett Business Services, Inc.	136
2	CRA International, Inc. (a)	45
4	Equifax, Inc.	425
2	VSE Corp.	130

		736

	Road & Rail — 0.3%
3	ArcBest Corp.	104
2	CSX Corp.	75
6	East Japan Railway Co., (Japan)	539
1	Kansas City Southern	100
8	Old Dominion Freight Line, Inc. (a)	554
1	PAM Transportation Services, Inc. (a)	44
3	Swift Transportation Co. (a)	79
29	Union Pacific Corp.	2,745
7	USA Truck, Inc. (a)	146

		4,386

	Trading Companies & Distributors — 0.3%
2	Applied Industrial Technologies, Inc.	84
2	DXP Enterprises, Inc. (a)	70
33	HD Supply Holdings, Inc. (a)	1,157
11	Rush Enterprises, Inc., Class A (a)	276
2	United Rentals, Inc. (a)	167
3	Univar, Inc. (a)	73
4	W.W. Grainger, Inc.	828
6	Watsco, Inc.	785
15	Wolseley plc, (Switzerland)	942

		4,382

	Transportation Infrastructure — 0.0% (g)
148	Shenzhen Expressway Co., Ltd., (China), Class H	118
95	Shenzhen International Holdings Ltd., (Hong Kong)	166
19	TAV Havalimanlari Holding A.S., (Turkey)	157
142	Zhejiang Expressway Co., Ltd., (China), Class H	197

		638

	Total Industrials	75,504

SHARES		SECURITY DESCRIPTION	VALUE($)

		Information Technology — 9.4%
		Communications Equipment — 0.3%
11		Arista Networks, Inc. (a)	905
33		Brocade Communications Systems, Inc.	393
102		BYD Electronic International Co., Ltd., (China) (a)	137
35		Cisco Systems, Inc.	956
1		F5 Networks, Inc. (a)	112
28		Harmonic, Inc. (a)	193
8		InterDigital, Inc.	432
4		Palo Alto Networks, Inc. (a)	703
25		Polycom, Inc. (a)	285
9		QUALCOMM, Inc.	545
6		Ubiquiti Networks, Inc.	185

			4,846

		Electronic Equipment, Instruments & Components — 0.6%
35		AAC Technologies Holdings, Inc., (China)	197
17		Amphenol Corp., Class A	966
12		Arrow Electronics, Inc. (a)	681
6		Benchmark Electronics, Inc. (a)	141
3		Coherent, Inc. (a)	171
313		Compeq Manufacturing Co., Ltd., (Taiwan)	185
4		Fitbit, Inc., Class A (a)	153
89		Hitachi Ltd., (Japan)	586
137		Hon Hai Precision Industry Co., Ltd., (Taiwan)	431
—	(h)	Hon Hai Precision Industry Co., Ltd., (Taiwan), Reg. S, GDR	—	(h)
603		Innolux Corp., (Taiwan)	314
3		Insight Enterprises, Inc. (a)	91
2		Keyence Corp., (Japan)	862
5		KH Vatec Co., Ltd., (South Korea)	85
3		LG Innotek Co., Ltd., (South Korea)	233
8		Partron Co., Ltd., (South Korea)	60
199		Samart Corp. PCL, (Thailand)	166
7		Sanmina Corp. (a)	147
100		Sunny Optical Technology Group Co., Ltd., (China)	218
28		TE Connectivity Ltd., (Switzerland)	1,808
3		Vishay Intertechnology, Inc.	32
48		Zhen Ding Technology Holding Ltd., (Taiwan)	168

			7,695

		Internet Software & Services — 1.5%
1		Appfolio, Inc., Class A (a)	20
29		Bazaarvoice, Inc. (a)	172
10		Blucora, Inc. (a)	160
4		CoStar Group, Inc. (a)	856

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Internet Software & Services — continued
12	Dealertrack Technologies, Inc. (a)	776
32	EarthLink Holdings Corp.	236
15	eBay, Inc. (a)	898
101	Facebook, Inc., Class A (a)	8,686
4	Google, Inc., Class A (a)	2,083
10	Google, Inc., Class C (a)	5,027
15	Marchex, Inc., Class B	74
5	Monster Worldwide, Inc. (a)	34
3	NetEase, Inc., (China), ADR	473
22	Tencent Holdings Ltd., (China)	436
6	Unwired Planet, Inc. (a)	4
9	VeriSign, Inc. (a)	537
2	WebMD Health Corp. (a)	86
6	Xactly Corp. (a)	52

		20,610

	IT Services — 1.3%
20	Accenture plc, (Ireland), Class A	1,955
6	Alliance Data Systems Corp. (a)	1,854
5	Amdocs Ltd.	289
31	Cognizant Technology Solutions Corp., Class A (a)	1,916
7	Convergys Corp.	169
1	EVERTEC, Inc., (Puerto Rico)	20
13	Fidelity National Information Services, Inc.	810
9	Gartner, Inc. (a)	782
27	HCL Technologies Ltd., (India)	385
2	Heartland Payment Systems, Inc.	95
25	Hexaware Technologies Ltd., (India)	100
3	Jack Henry & Associates, Inc.	215
11	Leidos Holdings, Inc.	432
34	MasterCard, Inc., Class A	3,140
3	ModusLink Global Solutions, Inc. (a)	11
3	MoneyGram International, Inc. (a)	30
5	Science Applications International Corp.	275
1	SK C&C Co., Ltd., (South Korea)	130
23	Tech Mahindra Ltd., (India)	169
15	Unisys Corp. (a)	302
1	Vantiv, Inc., Class A (a)	53
21	VeriFone Systems, Inc. (a)	714
63	Visa, Inc., Class A	4,262
10	Western Union Co. (The)	201

		18,309

	Semiconductors & Semiconductor Equipment — 2.3%
321	Advanced Semiconductor Engineering, Inc., (Taiwan)	435

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
5	Analog Devices, Inc.	295
76	Applied Materials, Inc.	1,451
43	ARM Holdings plc, (United Kingdom)	701
14	ASML Holding N.V., (Netherlands)	1,447
50	Avago Technologies Ltd., (Singapore)	6,602
34	Broadcom Corp., Class A	1,772
8	Brooks Automation, Inc.	94
68	Chipbond Technology Corp., (Taiwan)	147
4	Cohu, Inc.	53
21	Fairchild Semiconductor International, Inc. (a)	371
2	First Solar, Inc. (a)	100
4	Freescale Semiconductor Ltd. (a)	171
36	Infineon Technologies AG, (Germany)	442
238	Inotera Memories, Inc., (Taiwan) (a)	189
9	Integrated Device Technology, Inc. (a)	199
8	Intersil Corp., Class A	105
39	KLA-Tencor Corp.	2,197
73	Lam Research Corp.	5,960
12	NVIDIA Corp.	249
23	NXP Semiconductors N.V., (Netherlands) (a)	2,225
9	PMC-Sierra, Inc. (a)	79
3	Qorvo, Inc. (a)	227
78	Radiant Opto-Electronics Corp., (Taiwan)	289
11	SK Hynix, Inc., (South Korea)	405
5	Skyworks Solutions, Inc.	550
48	Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	1,093
47	Teradyne, Inc.	912
28	Texas Instruments, Inc.	1,434
6	Tokyo Electron Ltd., (Japan)	381
18	Ultra Clean Holdings, Inc. (a)	112
143	Vanguard International Semiconductor Corp., (Taiwan)	228
125	Win Semiconductors Corp., (Taiwan)	174
10	Wonik IPS Co., Ltd., (South Korea) (a)	131
282	Xinyi Solar Holdings Ltd., (China)	117

		31,337

	Software — 1.6%
5	ACI Worldwide, Inc. (a)	132
18	Activision Blizzard, Inc.	443
28	Adobe Systems, Inc. (a)	2,305
13	Aspen Technology, Inc. (a)	580
17	AVG Technologies N.V., (Netherlands) (a)	463
1	Citrix Systems, Inc. (a)	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Software — continued
1	Com2uSCorp, (South Korea) (a)	138
23	Electronic Arts, Inc. (a)	1,498
8	EnerNOC, Inc. (a)	79
2	Fair Isaac Corp.	204
15	Guidewire Software, Inc. (a)	810
2	Intuit, Inc.	172
3	Manhattan Associates, Inc. (a)	176
217	Microsoft Corp.	9,569
11	Mobileye N.V., (Israel) (a)	585
1	NCSoft Corp., (South Korea)	215
55	Oracle Corp.	2,198
1	Qualys, Inc. (a)	25
26	SAP SE, (Germany)	1,804
8	ServiceNow, Inc. (a)	595
13	Take-Two Interactive Software, Inc. (a)	358
1	VMware, Inc., Class A (a)	118
5	Workday, Inc., Class A (a)	405

		22,921

	Technology Hardware, Storage & Peripherals — 1.8%
157	Apple, Inc.	19,650
33	Asustek Computer, Inc., (Taiwan)	321
39	Catcher Technology Co., Ltd., (Taiwan)	488
58	Chicony Electronics Co., Ltd., (Taiwan) (a)	155
26	Hewlett-Packard Co.	768
314	Lenovo Group Ltd., (China)	434
17	Nimble Storage, Inc. (a)	489
145	Pegatron Corp., (Taiwan)	424
1	Samsung Electronics Co., Ltd., (South Korea)	1,262
5	SanDisk Corp.	285
108	TCL Communication Technology Holdings Ltd., (China)	101

		24,377

	Total Information Technology	130,095

	Materials — 2.2%
	Chemicals — 1.1%
7	Air Liquide S.A., (France)	932
8	Air Products & Chemicals, Inc.	1,055
13	Akzo Nobel N.V., (Netherlands)	936
5	Axiall Corp.	197
9	Chr Hansen Holding A/S, (Denmark)	426
30	Dow Chemical Co. (The)	1,519
14	E.I. du Pont de Nemours & Co.	904
134	Huabao International Holdings Ltd., (Hong Kong)	80

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — continued
1	Hyosung Corp., (South Korea)	149
12	Intrepid Potash, Inc. (a)	147
2	Linde AG, (Germany)	380
12	LyondellBasell Industries N.V., Class A	1,273
4	Minerals Technologies, Inc.	295
70	Mosaic Co. (The)	3,257
8	Nitto Denko Corp., (Japan)	624
3	OM Group, Inc.	102
12	PPG Industries, Inc.	1,343
5	Sherwin-Williams Co. (The)	1,333
7	Shin-Etsu Chemical Co., Ltd., (Japan)	422

		15,374

	Construction Materials — 0.2%
8	Eagle Materials, Inc.	605
7	Holcim Ltd., (Switzerland) (a)	487
4	Imerys S.A., (France)	323
8	Lafarge S.A., (France)	500
7	Martin Marietta Materials, Inc.	992

		2,907

	Containers & Packaging — 0.3%
10	Ball Corp.	694
40	Crown Holdings, Inc. (a)	2,105
24	Graphic Packaging Holding Co.	337
3	Myers Industries, Inc.	58
19	Rock-Tenn Co., Class A	1,129
11	Sealed Air Corp.	586

		4,909

	Metals & Mining — 0.5%
2	Alcoa, Inc.	19
40	BHP Billiton Ltd., (Australia)	823
5	Century Aluminum Co. (a)	49
208	Eregli Demir ve Celik Fabrikalari TAS, (Turkey)	337
156	Glencore plc, (Switzerland) (a)	625
1	Korea Zinc Co., Ltd., (South Korea)	409
24	MMC Norilsk Nickel PJSC, (Russia), ADR	412
169	Nippon Steel & Sumitomo Metal Corp., (Japan)	438
125	Norsk Hydro ASA, (Norway)	523
8	Rio Tinto Ltd., (United Kingdom)	317
33	Rio Tinto plc, (United Kingdom)	1,353
4	Seah Besteel Corp., (South Korea)	145
19	Severstal PAO, (Russia), Reg. S, GDR	201
40	South32 Ltd., (Australia) (a)	56
4	SunCoke Energy, Inc.	47

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Metals & Mining — continued
22	United States Steel Corp.	456
7	Worthington Industries, Inc.	198

		6,408

	Paper & Forest Products — 0.1%
1	Domtar Corp., (Canada)	48
10	International Paper Co.	490
16	KapStone Paper & Packaging Corp.	375
24	Stora Enso OYJ, (Finland), Class R	250
22	UPM-Kymmene OYJ, (Finland)	391

		1,554

	Total Materials	31,152

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.6%
68	AT&T, Inc.	2,411
14	CenturyLink, Inc.	407
662	China Telecom Corp., Ltd., (China), Class H	388
186	China Unicom Hong Kong Ltd., (Hong Kong)	291
25	Cincinnati Bell, Inc. (a)	94
3	FairPoint Communications, Inc. (a)	56
33	Frontier Communications Corp.	164
4	magicJack VocalTec Ltd., (Israel) (a)	27
14	Nippon Telegraph & Telephone Corp., (Japan)	522
4	Premiere Global Services, Inc. (a)	42
988	Telekomunikasi Indonesia Persero Tbk PT, (Indonesia)	217
67	Verizon Communications, Inc.	3,101
26	Vonage Holdings Corp. (a)	128
8	Windstream Holdings, Inc.	49

		7,897

	Wireless Telecommunication Services — 0.4%
30	China Mobile Ltd., (Hong Kong)	384
14	KDDI Corp., (Japan)	340
14	MegaFon PJSC, (Russia), Reg. S, GDR	197
25	Mobile TeleSystems OJSC, (Russia), ADR	246
4	SBA Communications Corp., Class A (a)	414
2	SK Telecom Co., Ltd., (South Korea)	397
4	SoftBank Corp., (Japan)	224
13	T-Mobile US, Inc. (a)	508
11	VimpelCom Ltd., (Netherlands), ADR	53
760	Vodafone Group plc, (United Kingdom)	2,774

		5,537

	Total Telecommunication Services	13,434

SHARES		SECURITY DESCRIPTION	VALUE($)

		Utilities — 1.2%
		Electric Utilities — 0.7%
13		American Electric Power Co., Inc.	678
12		Duke Energy Corp.	826
25		Edison International	1,379
3		El Paso Electric Co.	102
159		Enel S.p.A., (Italy)	720
20		Energa S.A., (Poland)	120
8		Entergy Corp.	571
11		Eversource Energy	509
27		Exelon Corp.	837
10		Korea Electric Power Corp., (South Korea)	395
23		NextEra Energy, Inc.	2,261
2		PNM Resources, Inc.	54
4		Portland General Electric Co.	146
—	(h)	Spark Energy, Inc., Class A	7
27		Xcel Energy, Inc.	859

			9,464

		Gas Utilities — 0.1%
8		AGL Resources, Inc.	359
92		ENN Energy Holdings Ltd., (China)	553
2		Laclede Group, Inc. (The)	91
3		New Jersey Resources Corp.	78
2		Piedmont Natural Gas Co., Inc.	59
10		Questar Corp.	212
1		Southwest Gas Corp.	79
16		UGI Corp.	558

			1,989

		Independent Power & Renewable Electricity Producers — 0.1%
34		Atlantic Power Corp.	104
270		Huadian Power International Corp., Ltd., (China), Class H	298
288		Huaneng Power International, Inc., (China), Class H	401
4		Ormat Technologies, Inc.	142
7		Vivint Solar, Inc. (a)	90

			1,035

		Multi-Utilities — 0.3%
14		CenterPoint Energy, Inc.	258
10		CMS Energy Corp.	310
41		E.ON SE, (Germany)	540
45		National Grid plc, (United Kingdom)	582
7		NiSource, Inc.	302
1		NorthWestern Corp.	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — continued
	Multi-Utilities — continued
10	PG&E Corp.	488
17	Public Service Enterprise Group, Inc.	676
8	Sempra Energy	742

		3,937

	Water Utilities — 0.0% (g)
6	American States Water Co.	234
29	Pennon Group plc, (United Kingdom)	364

		598

	Total Utilities	17,023

	Total Common Stocks (Cost $575,443)	728,388

Preferred Stocks — 0.2%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
5	Volkswagen AG, (Preference Shares), (Germany)	1,085

	Consumer Staples — 0.1%
	Household Products — 0.1%
12	Henkel AG & Co. KGaA, (Germany)	1,362

	Financials — 0.0% (g)
	Banks — 0.0% (g)
6	Banco do Estado do Rio Grande do Sul S.A., (Brazil), Class B	17

	Total Preferred Stocks (Cost $1,417)	2,464

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 3.6%
	ACE Securities Corp. Home Equity Loan Trust,
263	Series 2004-HE3, Class M3, VAR, 1.267%, 11/25/34	236
180	Series 2005-HE7, Class A1B2, VAR, 0.785%, 11/25/35	170
134	Series 2006-SD1, Class A1B, VAR, 0.537%, 02/25/36	133
	Ally Auto Receivables Trust,
36	Series 2013-1, Class A3, 0.630%, 05/15/17	36
107	Series 2013-2, Class A3, 0.790%, 01/15/18	107
5	Series 2013-SN1, Class A3, 0.720%, 05/20/16	6
76	Series 2015-SN1, Class A3, 1.210%, 12/20/17	76
257	American Express Credit Account Master Trust, Series 2014-2, Class A, 1.260%, 01/15/20	257

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
	AmeriCredit Automobile Receivables Trust,
13	Series 2013-1, Class A3, 0.610%, 10/10/17	13
118	Series 2013-5, Class A3, 0.900%, 09/10/18	118
	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates,
530	Series 2002-2, Class M3, VAR, 2.840%, 08/25/32	525
577	Series 2003-9, Class M2, VAR, 3.035%, 09/25/33	547
370	Series 2003-10, Class M1, VAR, 1.235%, 12/25/33	344
371	Series 2003-10, Class M2, VAR, 2.735%, 12/25/33	358
686	Series 2004-R1, Class M1, VAR, 0.982%, 02/25/34	628
321	Series 2004-R1, Class M6, VAR, 2.257%, 02/25/34	292
	Argent Securities, Inc. Asset-Backed Pass-Through Certificates,
988	Series 2003-W9, Class M2, VAR, 2.765%, 01/25/34	949
132	Series 2004-W3, Class A3, VAR, 1.005%, 02/25/34	118
210	Series 2004-W3, Class M3, VAR, 2.885%, 02/25/34	176
418	Series 2004-W4, Class A, VAR, 0.705%, 03/25/34	386
240	Series 2004-W6, Class M4, VAR, 3.037%, 05/25/34	206
300	BA Credit Card Trust, Series 2015-A2, Class A, 1.360%, 09/15/20	299
20	Bayview Financial Mortgage Pass-Through Trust, Series 2006-A, Class 2A4, VAR, 0.486%, 02/28/41	20
	Bear Stearns Asset-Backed Securities Trust,
594	Series 2003-SD2, Class 3A, VAR, 4.584%, 06/25/43	598
380	Series 2004-2, Class M1, VAR, 1.385%, 08/25/34	344
216	BMW Vehicle Lease Trust, Series 2014-1, Class A3, 0.730%, 02/21/17	216
90	BMW Vehicle Owner Trust, Series 2013-A, Class A3, 0.670%, 11/27/17	90
130	Capital Auto Receivables Asset Trust, Series 2015-2, Class A3, 1.730%, 09/20/19	130
	CarMax Auto Owner Trust,
92	Series 2013-4, Class A3, 0.800%, 07/16/18	92

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
303	Series 2014-2, Class A3, 0.980%, 01/15/19	303
117	Series 2015-2, Class A3, 1.370%, 03/16/20	117
	CDC Mortgage Capital Trust,
518	Series 2003-HE1, Class M1, VAR, 1.535%, 08/25/33	492
15	Series 2003-HE3, Class M2, VAR, 2.812%, 11/25/33	14
382	Centex Home Equity Loan Trust, Series 2005-A, Class M1, VAR, 0.667%, 01/25/35	353
322	CHEC Loan Trust, Series 2004-2, Class M3, VAR, 1.437%, 04/25/34	261
	Citibank Credit Card Issuance Trust,
150	Series 2007-A8, Class A8, 5.650%, 09/20/19	164
200	Series 2014-A8, Class A8, 1.730%, 04/09/20	202
	CNH Equipment Trust,
42	Series 2012-D, Class A3, 0.650%, 04/16/18	42
66	Series 2013-A, Class A3, 0.690%, 06/15/18	66
60	Series 2013-C, Class A3, 1.020%, 08/15/18	60
214	Series 2013-D, Class A3, 0.770%, 10/15/18	214
193	Series 2014-A, Class A3, 0.840%, 05/15/19	193
300	Series 2014-B, Class A3, 0.910%, 05/15/19	300
	CPS Auto Receivables Trust,
55	Series 2013-D, Class A, 1.540%, 07/16/18 (e)	55
74	Series 2014-B, Class A, 1.110%, 11/15/18 (e)	73
300	CPS Auto Trust, Series 2015-B, Class A, 1.650%, 11/15/19 (e)	300
	Credit Suisse First Boston Mortgage Securities Corp.,
34	Series 2002-HE4, Class AF, SUB, 5.510%, 08/25/32	37
17	Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	17
	Credit-Based Asset Servicing and Securitization LLC,
335	Series 2003-CB5, Class M2, VAR, 2.660%, 11/25/33	320
660	Series 2004-CB5, Class M1, VAR, 1.102%, 01/25/34	615
279	Series 2004-CB6, Class M3, VAR, 2.285%, 07/25/35	262
9	Series 2005-CB4, Class AF4, SUB, 4.666%, 07/25/35	9
82	Series 2005-CB5, Class AF2, SUB, 4.263%, 08/25/35	82

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
	CWABS, Inc. Asset-Backed Certificates,
391	Series 2003-5, Class MF2, VAR, 5.554%, 11/25/33	343
458	Series 2003-BC1, Class A1, VAR, 0.987%, 03/25/33	422
714	Series 2003-BC4, Class M2, VAR, 1.537%, 06/25/33	693
747	Series 2003-BC6, Class M2, VAR, 1.912%, 10/25/33	680
1,081	Series 2004-1, Class M1, VAR, 0.937%, 03/25/34	1,032
548	Series 2004-5, Class M3, VAR, 1.912%, 07/25/34	505
261	Series 2004-6, Class 1A1, VAR, 0.727%, 12/25/34	247
479	Series 2004-6, Class M2, VAR, 1.162%, 10/25/34	450
445	Series 2004-BC1, Class M3, VAR, 2.287%, 10/25/33	370
759	Series 2004-SD2, Class M1, VAR, 0.807%, 06/25/33 (e)	732
300	DT Auto Owner Trust, Series 2015-2A, Class A, 1.240%, 09/17/18 (e)	300
1,014	Equity One Mortgage Pass-Through Trust, Series 2003-1, Class M1, VAR, 4.860%, 08/25/33	1,007
	Exeter Automobile Receivables Trust,
34	Series 2014-1A, Class A, 1.290%, 05/15/18 (e)	34
22	Series 2014-2A, Class A, 1.060%, 08/15/18 (e)	22
106	Series 2015-1A, Class A, 1.600%, 06/17/19 (e)	107
	Fifth Third Auto Trust,
96	Series 2013-1, Class A3, 0.880%, 10/16/17	96
72	Series 2013-A, Class A3, 0.610%, 09/15/17	73
	First Franklin Mortgage Loan Trust,
535	Series 2005-FF10, Class A4, VAR, 0.507%, 11/25/35	525
388	Series 2006-FF8, Class IIA3, VAR, 0.337%, 07/25/36	368
126	Flagship Credit Auto Trust, Series 2015-1, Class A, 1.630%, 06/15/20 (e)	126
	Ford Credit Auto Lease Trust,
49	Series 2013-B, Class A3, 0.760%, 09/15/16	49
139	Series 2014-B, Class A3, 0.890%, 09/15/17	139
	Ford Credit Auto Owner Trust,
36	Series 2013-B, Class A3, 0.570%, 10/15/17	36
66	Series 2013-C, Class A3, 0.820%, 12/15/17	66
144	Series 2013-D, Class A3, 0.670%, 04/15/18	144

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
178	Series 2014-B, Class A3, 0.900%, 10/15/18	178
79	Series 2015-A, Class A3, 1.280%, 09/15/19	79
158	Series 2015-B, Class A3, 1.160%, 11/15/19	158
	Fremont Home Loan Trust,
168	Series 2003-B, Class M2, VAR, 2.617%, 12/25/33	164
112	Series 2005-D, Class 2A3, VAR, 0.437%, 11/25/35	111
224	GLS Auto Receivables Trust, Series 2015-1A, Class A, 2.250%, 12/15/20 (e)	224
107	GM Financial Automobile Leasing Trust, Series 2015-1, Class A3, 1.530%, 09/20/18	107
	GSAMP Trust,
1,011	Series 2004-AR1, Class M1, VAR, 1.162%, 06/25/34	963
318	Series 2005-SEA2, Class A1, VAR, 0.535%, 01/25/45 (e)	311
143	Harley-Davidson Motorcycle Trust, Series 2015-2, Class A3, 1.300%, 03/16/20	143
179	HLSS Servicer Advance Receivables Backed Notes, Series 2013-T7, Class AT7, 1.981%, 11/15/46 (e)	178
	Home Equity Asset Trust,
127	Series 2003-1, Class M1, VAR, 1.687%, 06/25/33	122
93	Series 2004-6, Class M2, VAR, 1.087%, 12/25/34	80
464	Series 2005-7, Class 2A4, VAR, 0.567%, 01/25/36	462
357	Home Equity Mortgage Loan Asset-Backed Trust, Series 2004-B, Class M3, VAR, 1.385%, 11/25/34	332
	Honda Auto Receivables Owner Trust,
39	Series 2013-1, Class A3, 0.480%, 11/21/16	39
33	Series 2013-2, Class A3, 0.530%, 02/16/17	33
152	Series 2013-4, Class A3, 0.690%, 09/18/17	152
291	Series 2014-1, Class A3, 0.670%, 11/21/17	290
248	Series 2014-2, Class A3, 0.770%, 03/19/18	248
23	Huntington Auto Trust, Series 2012-2, Class A3, 0.510%, 04/17/17	23
	Hyundai Auto Receivables Trust,
85	Series 2013-A, Class A3, 0.560%, 07/17/17	85
66	Series 2013-B, Class A3, 0.710%, 09/15/17	67
112	Series 2014-A, Class A3, 0.790%, 07/16/18	112
253	Series 2014-B, Class A3, 0.900%, 12/17/18	253
59	John Deere Owner Trust, Series 2013-A, Class A3, 0.600%, 03/15/17	59

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
	Long Beach Mortgage Loan Trust,
685	Series 2001-2, Class M1, VAR, 1.027%, 07/25/31	635
184	Series 2003-4, Class M2, VAR, 2.812%, 08/25/33	176
317	Series 2004-1, Class M3, VAR, 1.237%, 02/25/34	303
	MASTR Asset-Backed Securities Trust,
236	Series 2002-OPT1, Class M3, VAR, 3.712%, 11/25/32	237
94	Series 2004-OPT1, Class M2, VAR, 1.837%, 02/25/34	78
60	Mercedes-Benz Auto Receivables Trust, Series 2013-1, Class A3, 0.780%, 08/15/17	60
	Merrill Lynch Mortgage Investors Trust,
741	Series 2002-NC1, Class M1, VAR, 1.237%, 05/25/33	701
230	Series 2003-OPT1, Class M1, VAR, 1.162%, 07/25/34	209
575	Series 2005-FM1, Class M1, VAR, 0.667%, 05/25/36	522
775	Series 2005-NC1, Class M2, VAR, 1.267%, 10/25/35	686
	Morgan Stanley ABS Capital I, Inc. Trust,
1,000	Series 2004-HE6, Class M1, VAR, 1.012%, 08/25/34	933
356	Series 2004-NC2, Class M2, VAR, 1.987%, 12/25/33	323
535	Series 2005-HE1, Class M3, VAR, 0.967%, 12/25/34	445
219	Series 2005-HE1, Class M4, VAR, 1.267%, 12/25/34	178
568	Series 2005-WMC1, Class M2, VAR, 0.922%, 01/25/35	550
340	Morgan Stanley Dean Witter Capital I, Inc. Trust, Series 2002-AM3, Class M1, VAR, 1.612%, 02/25/33	305
	New Century Home Equity Loan Trust,
657	Series 2003-6, Class M1, VAR, 1.267%, 01/25/34	612
250	Series 2005-1, Class M1, VAR, 0.862%, 03/25/35	237
	Nissan Auto Lease Trust,
38	Series 2013-B, Class A3, 0.750%, 06/15/16	38
117	Series 2014-A, Class A3, 0.800%, 02/15/17	117
300	Series 2015-A, Class A3, 1.400%, 06/15/18	300
	Nissan Auto Receivables Owner Trust,
79	Series 2012-A, Class A4, 1.000%, 07/16/18	79
34	Series 2013-A, Class A3, 0.500%, 05/15/17	34

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
171	Series 2013-C, Class A3, 0.670%, 08/15/18	171
160	Series 2014-A, Class A3, 0.720%, 08/15/18	160
383	NovaStar Mortgage Funding Trust, Series 2003-2, Class M2, VAR, 2.956%, 09/25/33	351
219	OneMain Financial Issuance Trust, Series 2015-2A, Class A, 2.570%, 07/18/25 (e)	219
	Option One Mortgage Acceptance Corp. Asset-Backed Certificates,
443	Series 2003-2, Class M1, VAR, 1.162%, 04/25/33	395
242	Series 2003-4, Class M1, VAR, 1.207%, 07/25/33	213
532	Series 2003-5, Class A3, VAR, 1.087%, 08/25/33	508
	Option One Mortgage Loan Trust,
84	Series 2003-1, Class M2, VAR, 3.112%, 02/25/33	81
994	Series 2004-2, Class M2, VAR, 1.762%, 05/25/34	788
82	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.125%, 10/25/34	82
	RAMP Trust,
73	Series 2004-RS4, Class AI6, VAR, 5.072%, 04/25/34	75
594	Series 2004-RS9, Class MII1, VAR, 1.162%, 09/25/34	559
	RASC Trust,
1,087	Series 2001-KS3, Class AII, VAR, 0.647%, 09/25/31	1,013
139	Series 2003-KS4, Class AI6, VAR, 3.870%, 05/25/33	141
541	Series 2005-KS2, Class M1, VAR, 0.832%, 03/25/35	494
	Renaissance Home Equity Loan Trust,
883	Series 2003-2, Class A, VAR, 1.065%, 08/25/33	829
1,853	Series 2003-2, Class M1, VAR, 1.422%, 08/25/33	1,703
879	Series 2003-3, Class A, VAR, 0.687%, 12/25/33	834
463	Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	452
	Saxon Asset Securities Trust,
136	Series 2000-2, Class MF2, VAR, 8.111%, 07/25/30	134
32	Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	33

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — continued
485	Series 2003-2, Class M2, VAR, 2.810%, 06/25/33	417
692	Series 2003-3, Class M1, VAR, 1.160%, 12/25/33	651
246	Series 2004-2, Class MV2, VAR, 1.985%, 08/25/35	233
561	Specialty Underwriting & Residential Finance Trust, Series 2003-BC4, Class M1, VAR, 1.087%, 11/25/34	520
	Structured Asset Investment Loan Trust,
245	Series 2003-BC3, Class M1, VAR, 1.612%, 04/25/33	242
1,040	Series 2003-BC11, Class M1, VAR, 1.162%, 10/25/33	1,004
1,272	Series 2004-6, Class M2, VAR, 2.137%, 07/25/34	1,150
205	Series 2004-7, Class M1, VAR, 1.237%, 08/25/34	191
438	Series 2004-7, Class M2, VAR, 1.312%, 08/25/34	383
408	Series 2004-8, Class M2, VAR, 1.117%, 09/25/34	362
184	Structured Asset Securities Corp. Trust, Series 2005-SC1, Class 1A1, VAR, 0.457%, 05/25/31 (e)	110
	Toyota Auto Receivables Owner Trust,
15	Series 2013-A, Class A3, 0.550%, 01/17/17	15
249	Series 2014-A, Class A3, 0.670%, 12/15/17	248
154	USAA Auto Owner Trust, Series 2014-1, Class A3, 0.580%, 12/15/17	154
89	Volkswagen Auto Lease Trust, Series 2015-A, Class A3, 1.250%, 12/20/17	89
	Volkswagen Auto Loan Enhanced Trust,
22	Series 2012-2, Class A3, 0.460%, 01/20/17	22
217	Series 2013-2, Class A3, 0.700%, 04/20/18	217
86	VOLT XXII LLC, Series 2015-NPL4, Class A1, SUB, 3.500%, 02/25/55 (e)	86
300	VOLT XXV LLC, Series 2015-NPL8, Class A1, SUB, 3.500%, 06/26/45 (e)	300
241	VOLT XXXIII LLC, Series 2015-NPL5, Class A1, SUB, 3.500%, 03/25/55 (e)	241
219	VOLT XXXV LLC, Series 2015-NPL9, Class A1, SUB, 3.500%, 06/26/45 (e)	219
195	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class M8A, VAR, 3.187%, 10/25/34	184
52	World Omni Auto Receivables Trust, Series 2015-A, Class A3, 1.340%, 05/15/20	52

	Total Asset-Backed Securities (Cost $48,444)	49,643

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — 6.5%
	Agency CMO — 5.2%
82	Federal Home Loan Bank, Series TQ-2015, Class A, 5.065%, 10/20/15	83
183	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	212
	Federal Home Loan Mortgage Corp. REMIC,
3	Series 50, Class I, 8.000%, 06/15/20	3
3	Series 1087, Class I, 8.500%, 06/15/21	4
3	Series 1136, Class H, 6.000%, 09/15/21	3
72	Series 1617, Class PM, 6.500%, 11/15/23	80
65	Series 1710, Class GH, 8.000%, 04/15/24	74
47	Series 1732, Class K, 6.500%, 05/15/24	53
63	Series 1843, Class Z, 7.000%, 04/15/26	70
71	Series 2033, Class K, 6.050%, 08/15/23	78
1,592	Series 2097, Class PD, 8.000%, 11/15/28	1,840
160	Series 2378, Class BD, 5.500%, 11/15/31	180
6	Series 2391, Class QR, 5.500%, 12/15/16	6
19	Series 2394, Class MC, 6.000%, 12/15/16	20
27	Series 2405, Class JF, 6.000%, 01/15/17	28
16	Series 2425, Class OB, 6.000%, 03/15/17	17
131	Series 2455, Class GK, 6.500%, 05/15/32	153
33	Series 2457, Class PE, 6.500%, 06/15/32	39
89	Series 2473, Class JZ, 6.500%, 07/15/32	102
5	Series 2503, Class TG, 5.500%, 09/15/17	5
6	Series 2508, Class AQ, 5.500%, 10/15/17	6
36	Series 2527, Class BP, 5.000%, 11/15/17	37
21	Series 2531, Class HN, 5.000%, 12/15/17	22
18	Series 2538, Class CB, 5.000%, 12/15/17	19
103	Series 2564, Class NK, 5.000%, 02/15/18	107
147	Series 2575, Class PE, 5.500%, 02/15/33	166
348	Series 2586, Class WG, 4.000%, 03/15/33	366
58	Series 2594, Class OL, 5.000%, 04/15/18	60
64	Series 2595, Class HO, 4.500%, 03/15/23	67
72	Series 2627, Class KM, 4.500%, 06/15/18	75
102	Series 2636, Class Z, 4.500%, 06/15/18	107
61	Series 2651, Class VZ, 4.500%, 07/15/18	63
670	Series 2682, Class LD, 4.500%, 10/15/33	723
148	Series 2685, Class DT, 5.000%, 10/15/23	160
51	Series 2686, Class GC, 5.000%, 10/15/23	55
198	Series 2699, Class TC, 4.000%, 11/15/18	205
162	Series 2715, Class NG, 4.500%, 12/15/18	169
9	Series 2727, Class PE, 4.500%, 07/15/32	9
75	Series 2744, Class TU, 5.500%, 05/15/32	78
76	Series 2756, Class NA, 5.000%, 02/15/24	81
68	Series 2764, Class OE, 4.500%, 03/15/19	70

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
200	Series 2764, Class UG, 5.000%, 03/15/34	223
54	Series 2773, Class CD, 4.500%, 04/15/24	57
5	Series 2780, Class JA, 4.500%, 04/15/19	5
4	Series 2780, Class JG, 4.500%, 04/15/19	4
97	Series 2783, Class AT, 4.000%, 04/15/19	100
538	Series 2802, Class CD, 5.250%, 05/15/34	594
31	Series 2809, Class UC, 4.000%, 06/15/19	33
73	Series 2852, Class NY, 5.000%, 09/15/33	74
234	Series 2864, Class NB, 5.500%, 07/15/33	248
124	Series 2877, Class AD, 4.000%, 10/15/19	129
222	Series 2901, Class KB, 5.000%, 12/15/34	246
131	Series 2910, Class BE, 4.500%, 12/15/19	137
531	Series 2912, Class EH, 5.500%, 01/15/35	599
30	Series 2922, Class GA, 5.500%, 05/15/34	32
196	Series 2935, Class HJ, 5.000%, 02/15/35	209
158	Series 2950, Class KZ, 4.500%, 03/15/20	170
500	Series 2960, Class JH, 5.500%, 04/15/35	556
110	Series 2988, Class TY, 5.500%, 06/15/25	122
73	Series 2989, Class TG, 5.000%, 06/15/25	79
475	Series 3017, Class ML, 5.000%, 08/15/35	537
207	Series 3028, Class ME, 5.000%, 02/15/34	211
51	Series 3031, Class AG, 5.000%, 02/15/34	51
22	Series 3036, Class ND, 5.000%, 05/15/34	22
29	Series 3064, Class OG, 5.500%, 06/15/34	31
41	Series 3077, Class TO, PO, 04/15/35	37
35	Series 3078, Class PD, 5.500%, 07/15/34	36
192	Series 3102, Class CE, 5.500%, 01/15/26	214
61	Series 3116, Class PD, 5.000%, 10/15/34	62
55	Series 3121, Class JD, 5.500%, 03/15/26	61
101	Series 3151, Class UC, 5.500%, 08/15/35	108
17	Series 3200, Class PO, PO, 08/15/36	16
60	Series 3212, Class BK, 5.500%, 09/15/36	68
138	Series 3213, Class PE, 6.000%, 09/15/36	156
67	Series 3279, Class PE, 5.500%, 02/15/37	76
133	Series 3349, Class DP, 6.000%, 09/15/36	142
242	Series 3405, Class PE, 5.000%, 01/15/38	268
100	Series 3523, Class EX, 5.000%, 04/15/39	111
269	Series 3532, Class EB, 4.000%, 05/15/24	285
100	Series 3534, Class MB, 4.000%, 05/15/24	108
225	Series 3553, Class PG, 5.500%, 07/15/39	251
187	Series 3564, Class NB, 5.000%, 08/15/39	206
165	Series 3622, Class TA, 5.500%, 10/15/26	169
99	Series 3622, Class WA, 5.500%, 09/15/39	115
191	Series 3626, Class ME, 5.000%, 01/15/40	214
152	Series 3653, Class HJ, 5.000%, 04/15/40	168

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
289	Series 3662, Class PJ, 5.000%, 04/15/40	321
352	Series 3662, Class QB, 5.000%, 03/15/38	387
200	Series 3677, Class KB, 4.500%, 05/15/40	215
190	Series 3680, Class LC, 4.500%, 06/15/40	204
100	Series 3688, Class GT, VAR, 7.210%, 11/15/46	118
250	Series 3710, Class GB, 4.000%, 08/15/25	265
87	Series 3747, Class HI, IO, 4.500%, 07/15/37	7
955	Series 3747, Class HX, 4.500%, 11/15/39	1,049
250	Series 3748, Class D, 4.000%, 11/15/39	265
114	Series 3755, Class MU, 4.000%, 11/15/30	119
220	Series 3768, Class MB, 4.000%, 12/15/39	231
400	Series 3787, Class AY, 3.500%, 01/15/26	424
150	Series 3795, Class PD, 4.500%, 01/15/40	166
391	Series 3816, Class HA, 3.500%, 11/15/25	409
620	Series 3827, Class BM, 5.500%, 08/15/39	679
653	Series 3828, Class EM, 4.500%, 06/15/39	720
61	Series 3842, Class PH, 4.000%, 04/15/41	65
400	Series 3845, Class QY, 4.000%, 04/15/26	439
128	Series 3852, Class TP, IF, 5.500%, 05/15/41	141
350	Series 3859, Class JB, 5.000%, 05/15/41	381
187	Series 3873, Class MJ, 4.000%, 06/15/41	191
300	Series 3874, Class DW, 3.500%, 06/15/21	321
703	Series 3893, Class PU, 4.000%, 07/15/41	748
329	Series 3898, Class KH, 3.500%, 06/15/26	344
86	Series 3902, Class MA, 4.500%, 07/15/39	92
110	Series 3910, Class CT, 4.000%, 12/15/39	118
350	Series 3911, Class B, 3.500%, 08/15/26	374
1,000	Series 3951, Class ME, 4.000%, 11/15/41	1,073
269	Series 3959, Class PB, 3.000%, 11/15/26	268
175	Series 3962, Class KD, 3.000%, 10/15/26	176
800	Series 3963, Class JB, 4.500%, 11/15/41	893
800	Series 3989, Class JW, 3.500%, 01/15/42	819
141	Series 4026, Class HB, 3.500%, 04/15/42	145
500	Series 4026, Class MQ, 4.000%, 04/15/42	531
400	Series 4048, Class CE, 4.000%, 05/15/42	416
320	Series 4068, Class PE, 3.000%, 06/15/42	313
115	Series 4119, Class KE, 1.750%, 10/15/32	108
362	Series 4203, Class BN, 3.000%, 04/15/33	367
528	Series 4217, Class F, VAR, 0.536%, 06/15/43	526
297	Series 4219, Class JA, 3.500%, 08/15/39	313
550	Series 4238, Class UY, 3.000%, 08/15/33	542

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
793	Series 4259, Class LA, 3.000%, 02/15/40	768
341	Series 4337, Class VJ, 3.500%, 06/15/27	361
	Federal Home Loan Mortgage Corp. STRIPS,
245	Series 279, Class F6, VAR, 0.636%, 09/15/42	247
417	Series 284, Class 300, 3.000%, 10/15/42	415
117	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	137
	Federal National Mortgage Association—ACES,
260	Series 2011-M2, Class A2, 3.645%, 04/25/21	277
400	Series 2011-M4, Class A2, 3.726%, 06/25/21	431
188	Series 2013-M7, Class A2, 2.280%, 12/27/22	184
412	Series 2013-M13, Class A2, VAR, 2.624%, 04/25/23	410
500	Series 2014-M1, Class A2, VAR, 3.436%, 07/25/23	519
355	Series 2014-M2, Class A2, VAR, 3.513%, 12/25/23	374
400	Series 2014-M3, Class A2, VAR, 3.501%, 01/25/24	420
550	Series 2014-M4, Class A2, VAR, 3.346%, 03/25/24	571
33	Series 2014-M5, Class FA, VAR, 0.548%, 01/25/17	33
66	Series 2014-M6, Class FA, VAR, 0.486%, 12/25/17	66
410	Series 2014-M9, Class A2, VAR, 3.103%, 07/25/24	418
800	Series 2014-M12, Class ASV2, VAR, 2.614%, 10/25/21	812
255	Series 2014-M13, Class A2, VAR, 3.021%, 08/25/24	257
556	Series 2015-M1, Class A2, 2.532%, 09/25/24	540
800	Series 2015-M3, Class A2, 2.723%, 10/25/24	790
574	Series 2015-M7, Class A2, 2.590%, 12/25/24	560
467	Series 2015-M10, Class A2, VAR, 3.092%, 04/25/27	462
	Federal National Mortgage Association REMIC,
4	Series 1990-7, Class B, 8.500%, 01/25/20	4
1	Series 1990-35, Class E, 9.500%, 04/25/20	2
4	Series 1990-76, Class G, 7.000%, 07/25/20	4

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
15	Series 1990-106, Class J, 8.500%, 09/25/20	17
2	Series 1991-73, Class A, 8.000%, 07/25/21	3
44	Series 1992-112, Class GB, 7.000%, 07/25/22	50
18	Series 1992-195, Class C, 7.500%, 10/25/22	20
71	Series 1998-37, Class VZ, 6.000%, 06/17/28	81
155	Series 1998-66, Class B, 6.500%, 12/25/28	169
46	Series 2002-16, Class XU, 5.500%, 04/25/17	46
17	Series 2002-19, Class PE, 6.000%, 04/25/17	18
52	Series 2002-24, Class AJ, 6.000%, 04/25/17	54
123	Series 2002-55, Class PG, 5.500%, 09/25/32	133
177	Series 2002-55, Class QE, 5.500%, 09/25/17	182
10	Series 2002-63, Class KC, 5.000%, 10/25/17	11
28	Series 2002-63, Class LB, 5.500%, 10/25/17	29
120	Series 2002-82, Class PE, 6.000%, 12/25/32	133
30	Series 2003-21, Class OU, 5.500%, 03/25/33	33
246	Series 2003-29, Class BY, 5.500%, 04/25/33	273
15	Series 2003-33, Class AC, 4.250%, 03/25/33	16
347	Series 2003-48, Class GH, 5.500%, 06/25/33	393
31	Series 2003-58, Class AD, 3.250%, 07/25/33	32
16	Series 2003-63, Class PE, 3.500%, 07/25/33	17
150	Series 2003-67, Class KE, 5.000%, 07/25/33	164
106	Series 2003-78, Class B, 5.000%, 08/25/23	114
135	Series 2003-81, Class LC, 4.500%, 09/25/18	141
101	Series 2003-83, Class PG, 5.000%, 06/25/23	106
55	Series 2003-110, Class WA, 4.000%, 08/25/33	58
709	Series 2003-131, Class CH, 5.500%, 01/25/34	798
195	Series 2004-36, Class PC, 5.500%, 02/25/34	206

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
100	Series 2004-92, Class TB, 5.500%, 12/25/34	114
98	Series 2005-5, Class CK, 5.000%, 01/25/35	104
43	Series 2005-18, Class EG, 5.000%, 03/25/25	47
11	Series 2005-23, Class TG, 5.000%, 04/25/35	12
78	Series 2005-29, Class WC, 4.750%, 04/25/35	85
238	Series 2005-38, Class TB, 6.000%, 11/25/34	255
100	Series 2005-58, Class EP, 5.500%, 07/25/35	110
104	Series 2005-68, Class BC, 5.250%, 06/25/35	112
665	Series 2005-70, Class KP, 5.000%, 06/25/35	728
591	Series 2005-104, Class UE, 5.500%, 12/25/35	675
30	Series 2006-45, Class NW, 5.500%, 01/25/35	30
74	Series 2007-13, Class H, 5.500%, 03/25/37	83
400	Series 2007-61, Class PE, 5.500%, 07/25/37	444
53	Series 2007-65, Class KI, IF, IO, 6.433%, 07/25/37	8
225	Series 2008-61, Class GB, 5.500%, 07/25/38	247
202	Series 2008-65, Class CD, 4.500%, 08/25/23	213
138	Series 2009-15, Class AC, 5.500%, 03/25/29	155
143	Series 2009-19, Class TD, 5.000%, 08/25/36	155
48	Series 2009-22, Class EG, 5.000%, 07/25/35	52
35	Series 2009-37, Class KI, IF, IO, 5.813%, 06/25/39	5
80	Series 2009-50, Class PT, VAR, 6.115%, 05/25/37	87
150	Series 2009-60, Class DE, 5.000%, 08/25/29	164
470	Series 2009-73, Class HJ, 6.000%, 09/25/39	537
34	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	6
83	Series 2009-86, Class OT, PO, 10/25/37	75
134	Series 2009-112, Class ST, IF, IO, 6.063%, 01/25/40	21
800	Series 2010-9, Class MB, 5.000%, 05/25/32	817
756	Series 2010-9, Class ME, 5.000%, 02/25/40	875

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
268	Series 2010-9, Class PE, 4.500%, 10/25/39	286
74	Series 2010-35, Class SB, IF, IO, 6.233%, 04/25/40	12
600	Series 2010-38, Class KC, 4.500%, 04/25/40	648
400	Series 2010-45, Class BL, 4.500%, 05/25/40	439
227	Series 2010-64, Class DM, 5.000%, 06/25/40	250
35	Series 2010-64, Class EH, 5.000%, 10/25/35	35
614	Series 2010-85, Class NJ, 4.500%, 08/25/40	649
200	Series 2010-103, Class PJ, 4.500%, 09/25/40	223
115	Series 2010-111, Class AE, 5.500%, 04/25/38	123
979	Series 2010-123, Class BP, 4.500%, 11/25/40	1,049
695	Series 2010-141, Class DL, 4.000%, 12/25/40	744
141	Series 2011-22, Class MA, 6.500%, 04/25/38	157
350	Series 2011-33, Class GD, 3.500%, 04/25/31	370
148	Series 2011-40, Class KA, 3.500%, 03/25/26	153
450	Series 2011-41, Class KL, 4.000%, 05/25/41	471
686	Series 2011-50, Class LP, 4.000%, 06/25/41	719
400	Series 2011-51, Class B, 3.500%, 06/25/31	424
650	Series 2011-52, Class KB, 5.500%, 06/25/41	741
530	Series 2011-52, Class LB, 5.500%, 06/25/41	591
108	Series 2011-99, Class CV, 4.500%, 03/25/26	120
558	Series 2011-104, Class KY, 4.000%, 03/25/39	583
95	Series 2011-111, Class EA, 5.000%, 12/25/38	100
325	Series 2011-112, Class PB, 4.000%, 11/25/41	348
300	Series 2011-114, Class B, 3.500%, 11/25/41	315
704	Series 2011-130, Class KB, 4.000%, 12/25/41	746

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
450	Series 2011-132, Class PE, 4.500%, 12/25/41	489
312	Series 2012-20, Class TD, 4.500%, 02/25/42	333
257	Series 2012-50, Class HB, 4.000%, 03/25/42	271
257	Series 2012-83, Class TN, 5.000%, 08/25/42	283
145	Series 2012-137, Class CF, VAR, 0.487%, 08/25/41	144
395	Series 2012-147, Class WN, 4.500%, 01/25/33	434
361	Series 2013-83, Class CA, 3.500%, 10/25/37	384
374	Series 2013-94, Class CV, 3.500%, 07/25/33	390
250	Series 2013-101, Class E, 3.000%, 10/25/33	247
328	Series 2013-104, Class CY, 5.000%, 10/25/43	370
200	Series 2014-1, Class DU, 2.500%, 02/25/29	192
200	Series 2014-2, Class PX, 4.500%, 01/25/41	220
200	Series 2014-56, Class VH, 3.500%, 09/25/34	210
38	Series G92-35, Class E, 7.500%, 07/25/22	42
30	Federal National Mortgage Association STRIPS, Series 293, Class 1, PO, 2.045%, 12/25/24 (n)	29
	Government National Mortgage Association,
90	Series 2002-22, Class CD, 6.500%, 05/17/31	104
118	Series 2003-62, Class BG, 5.000%, 07/20/33	127
358	Series 2003-65, Class AL, 5.500%, 08/20/33	409
197	Series 2003-66, Class HD, 5.500%, 08/20/33	220
580	Series 2004-16, Class AE, 5.500%, 02/20/34	657
145	Series 2004-16, Class EC, 5.500%, 02/20/34	171
743	Series 2004-37, Class PE, 5.500%, 05/20/34	854
413	Series 2005-3, Class QB, 5.000%, 01/16/35	462
283	Series 2005-11, Class PL, 5.000%, 02/20/35	314
104	Series 2005-13, Class AE, 5.000%, 09/20/34	113

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	27

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Agency CMO — continued
176	Series 2005-13, Class BG, 5.000%, 02/20/35	197
296	Series 2005-48, Class CY, 5.000%, 06/20/35	331
311	Series 2005-54, Class JE, 5.000%, 07/20/35	352
17	Series 2005-92, Class CD, 5.000%, 01/20/32	17
100	Series 2006-1, Class LE, 5.500%, 06/20/35	115
459	Series 2006-7, Class ND, 5.500%, 08/20/35	527
5	Series 2006-38, Class SG, IF, IO, 6.463%, 09/20/33	—	(h)
260	Series 2006-50, Class JD, 5.000%, 09/20/36	303
287	Series 2006-69, Class MB, 5.500%, 12/20/36	313
85	Series 2007-26, Class SW, IF, IO, 6.013%, 05/20/37	13
125	Series 2007-33, Class LE, 5.500%, 06/20/37	144
130	Series 2007-35, Class NE, 6.000%, 06/16/37	155
209	Series 2007-79, Class BL, 5.750%, 08/20/37	238
161	Series 2008-20, Class HC, 5.750%, 06/16/37	177
58	Series 2008-23, Class YA, 5.250%, 03/20/38	64
113	Series 2008-26, Class JP, 5.250%, 03/20/38	127
311	Series 2008-33, Class PB, 5.500%, 04/20/38	353
688	Series 2008-47, Class P, 5.500%, 06/16/38	793
96	Series 2008-58, Class ZT, 6.500%, 07/20/38	117
43	Series 2008-62, Class SA, IF, IO, 5.963%, 07/20/38	8
267	Series 2008-63, Class PE, 5.500%, 07/20/38	306
87	Series 2008-68, Class PQ, 5.500%, 04/20/38	93
168	Series 2008-76, Class PD, 5.750%, 09/20/38	191
84	Series 2008-76, Class US, IF, IO, 5.713%, 09/20/38	12
266	Series 2008-89, Class JA, 5.750%, 08/20/38	287
130	Series 2008-95, Class DS, IF, IO, 7.113%, 12/20/38	25
301	Series 2009-42, Class CD, 5.000%, 06/20/39	340

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — continued
438	Series 2009-47, Class LT, 5.000%, 06/20/39	493
83	Series 2009-72, Class SM, IF, IO, 6.065%, 08/16/39	13
213	Series 2009-106, Class ST, IF, IO, 5.813%, 02/20/38	36
55	Series 2010-14, Class QP, 6.000%, 12/20/39	58
20	Series 2010-61, Class EA, 5.000%, 09/20/31	20
161	Series 2010-157, Class OP, PO, 12/20/40	135
205	Series 2010-158, Class EP, 4.500%, 12/16/40	229
90	Series 2011-97, Class WA, VAR, 6.106%, 11/20/38	102
537	Vendee Mortgage Trust, Series 2003-2, Class Z, 5.000%, 05/15/33	605

		71,947

	Non-Agency CMO — 1.3%
	Alternative Loan Trust,
586	Series 2004-28CB, Class 3A1, 6.000%, 01/25/35	574
142	Series 2004-30CB, Class 3A1, 5.000%, 02/25/20	146
76	Series 2005-3CB, Class 1A4, 5.250%, 03/25/35	76
274	Series 2005-20CB, Class 4A1, 5.250%, 07/25/20	272
727	Series 2005-21CB, Class A17, 6.000%, 06/25/35	744
212	Series 2005-46CB, Class A1, 5.750%, 10/25/35	206
	Banc of America Alternative Loan Trust,
190	Series 2003-3, Class A5, 5.750%, 05/25/33	196
221	Series 2004-6, Class 4A1, 5.000%, 07/25/19	227
195	Series 2004-9, Class 4A1, 5.500%, 10/25/19	197
399	Series 2006-5, Class 3A1, 6.000%, 06/25/46	393
68	Banc of America Mortgage Trust, Series 2003-3, Class 1A7, 5.500%, 05/25/33	70
	Bear Stearns ALT-A Trust,
95	Series 2004-6, Class 1A, VAR, 0.827%, 07/25/34	91
395	Series 2005-4, Class 23A2, VAR, 2.584%, 05/25/35	390
265	Series 2005-7, Class 12A3, VAR, 0.867%, 08/25/35	243

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
	CHL Mortgage Pass-Through Trust,
173	Series 2005-21, Class A2, 5.500%, 10/25/35	174
173	Series 2006-21, Class A14, 6.000%, 02/25/37	166
555	Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A, VAR, 2.510%, 10/25/35	549
26	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.250%, 09/25/33	27
40	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	41
329	First Horizon Mortgage Pass-Through Trust, Series 2006-3, Class 1A13, 6.250%, 11/25/36	326
	GSR Mortgage Loan Trust,
34	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	35
19	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	19
519	Series 2004-12, Class 3A6, VAR, 2.613%, 12/25/34	512
	Impac CMB Trust,
488	Series 2004-5, Class 1A1, VAR, 0.907%, 10/25/34	468
960	Series 2004-9, Class 1A1, VAR, 0.947%, 01/25/35	871
678	Series 2005-5, Class A4, 0.947%, 08/25/35	562
1,079	IndyMac INDX Mortgage Loan Trust, Series 2004-AR12, Class A1, VAR, 0.967%, 12/25/34	915
	JP Morgan Mortgage Trust,
102	Series 2006-A2, Class 5A3, VAR, 2.442%, 11/25/33	102
55	Series 2007-A1, Class 5A5, VAR, 2.555%, 07/25/35	56
581	Lehman XS Trust, Series 2005-5N, Class 3A1A, VAR, 0.487%, 11/25/35	515
523	MASTR Adjustable Rate Mortgages Trust, Series 2004-3, Class 3A2, 2.182%, 04/25/34	501
	MASTR Alternative Loan Trust,
18	Series 2004-5, Class 5A1, 4.750%, 06/25/19	19
512	Series 2004-6, Class 7A1, 6.000%, 07/25/34	521
665	Series 2004-6, Class 8A1, 5.500%, 07/25/34	689

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — continued
697	Series 2005-6, Class 1A2, 5.500%, 12/25/35	616
	MASTR Asset Securitization Trust,
5	Series 2003-11, Class 3A1, 4.500%, 12/25/18	5
32	Series 2003-11, Class 8A1, 5.500%, 12/25/33	34
	Merrill Lynch Mortgage Investors Trust,
41	Series 2003-F, Class A1, VAR, 0.827%, 10/25/28	40
48	Series 2004-B, Class A1, VAR, 0.687%, 05/25/29	47
325	Series 2005-A5, Class A9, 2.762%, 06/25/35	316
	Morgan Stanley Mortgage Loan Trust,
78	Series 2004-3, Class 4A, VAR, 5.671%, 04/25/34	82
169	Series 2004-4, Class 2A, VAR, 6.331%, 09/25/34	177
787	Opteum Mortgage Acceptance Corp. Asset Backed Pass-Through Certificates, Series 2005-3, Class APT, VAR, 0.477%, 07/25/35	766
22	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	23
18	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	18
164	Provident Funding Mortgage Loan Trust, Series 2005-2, Class 2A1A, VAR, 2.525%, 10/25/35	164
	RALI Trust,
817	Series 2004-QA3, Class CB2, VAR, 3.485%, 08/25/34	834
10	Series 2004-QS3, Class CB, 5.000%, 03/25/19	10
	Residential Asset Securitization Trust,
112	Series 2004-A3, Class A1, 4.500%, 06/25/34	113
49	Series 2004-A6, Class A1, 5.000%, 08/25/19	50
921	Series 2005-A8CB, Class A11, 6.000%, 07/25/35	849
38	RFMSI Trust, Series 2007-S9, Class 2A1, 5.500%, 09/25/22	38
58	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	59
	Sequoia Mortgage Trust,
102	Series 2004-11, Class A1, VAR, 0.487%, 12/20/34	99

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	29

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — continued
	Non-Agency CMO — continued
708	Series 2007-3, Class 1A1, VAR, 0.387%, 07/20/36	659
73	Springleaf Mortgage Loan Trust, Series 2013-3A, Class A, VAR, 1.870%, 09/25/57 (e)	73
	Structured Asset Mortgage Investments II Trust,
41	Series 2003-AR4, Class A1, VAR, 0.888%, 01/19/34	40
195	Series 2005-AR2, Class 2A1, VAR, 0.417%, 05/25/45	171
17	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 3.766%, 12/25/33	17
503	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-3, Class 2A1, 4.500%, 03/25/19	510
69	Thornburg Mortgage Securities Trust, Series 2004-4, Class 3A, VAR, 2.003%, 12/25/44	68
	WaMu Mortgage Pass-Through Certificates Trust,
34	Series 2003-AR9, Class 1A6, VAR, 2.409%, 09/25/33	34
9	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	10
193	Series 2005-AR10, Class 14A, VAR, 2.400%, 09/25/35	192
55	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	54
	Wells Fargo Mortgage-Backed Securities Trust,
17	Series 2004-EE, Class 3A1, VAR, 2.597%, 12/25/34	17
640	Series 2004-N, Class A6, VAR, 2.607%, 08/25/34	639
163	Series 2004-P, Class 2A1, VAR, 2.626%, 09/25/34	164
148	Series 2004-V, Class 2A1, VAR, 2.728%, 10/25/34	149
139	Series 2006-AR2, Class 2A3, VAR, 2.621%, 03/25/36	137
44	Series 2006-AR10, Class 5A2, VAR, 2.721%, 07/25/36	43

		18,210

	Total Collateralized Mortgage Obligations (Cost $87,719)	90,157

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — 0.5%
	Banc of America Commercial Mortgage Trust,
277	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	286
131	Series 2006-4, Class A4, 5.634%, 07/10/46	134
100	Series 2006-5, Class A4, 5.414%, 09/10/47	103
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
30	Series 2005-3, Class AM, 4.727%, 07/10/43	30
22	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	22
100	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	100
92	Bear Stearns Commercial Mortgage Securities Trust, Series 2006-PW11, Class A4, VAR, 5.597%, 03/11/39	93
200	CD Commercial Mortgage Trust, Series 2005-CD1, Class E, VAR, 5.380%, 07/15/44	200
271	CD Mortgage Trust, Series 2007-CD5, Class B, VAR, 6.327%, 11/15/44	285
115	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 08/15/48	119
250	COMM Mortgage Trust, Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	254
	DBRR Trust,
7	Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/45 (e)	7
85	Series 2013-EZ3, Class A, VAR, 1.636%, 12/18/49 (e)	86
	Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates,
153	Series K029, Class A2, 3.320%, 02/25/23	160
800	Series K037, Class A2, 3.490%, 01/25/24	841
129	Series K038, Class A2, 3.389%, 03/25/24	135
695	Series K046, Class A2, 3.205%, 03/25/25	709
500	Series KPLB, Class A, 2.770%, 05/25/25	489
600	Series KSMC, Class A2, 2.615%, 01/25/23	598
122	GS Mortgage Securities Corp. Trust, Series 2013-NYC5, Class A, 2.318%, 01/10/30 (e)	123
100	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-CB11, Class AJ, VAR, 5.585%, 08/12/37	100
	LB-UBS Commercial Mortgage Trust,
163	Series 2007-C2, Class A3, 5.430%, 02/15/40	172
250	Series 2007-C6, Class AJ, VAR, 6.330%, 07/15/40	262

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Mortgage-Backed Securities — continued
100	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.865%, 05/12/39	102
2,778	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.798%, 12/12/49 (e)	21
250	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C14, Class A3, 3.669%, 02/15/47	261
	Morgan Stanley Capital I Trust,
154	Series 2006-HQ9, Class A4, VAR, 5.731%, 07/12/44	158
6,441	Series 2007-HQ11, Class X, IO, VAR, 0.387%, 02/12/44 (e)	19
114	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 04/10/46	115
250	VNDO Mortgage Trust, Series 2013-PENN, Class A, 3.808%, 12/13/29 (e)	264
250	Wachovia Bank Commercial Mortgage Trust, Series 2006-C24, Class AJ, VAR, 5.658%, 03/15/45	252
	WFRBS Commercial Mortgage Trust,
500	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	542
200	Series 2012-C6, Class A4, 3.440%, 04/15/45	208

	Total Commercial Mortgage-Backed Securities (Cost $7,216)	7,250

Corporate Bonds — 8.0%
	Consumer Discretionary — 0.6%
	Auto Components — 0.0% (g)
	Johnson Controls, Inc.,
160	4.250%, 03/01/21	169
125	5.000%, 03/30/20	137

		306

	Automobiles — 0.1%
	Daimler Finance North America LLC,
150	2.375%, 08/01/18 (e)	152
210	2.450%, 05/18/20 (e)	209
102	8.500%, 01/18/31	150
30	Ford Motor Co., 4.750%, 01/15/43	29
	General Motors Co.,
65	5.200%, 04/01/45	64
25	6.250%, 10/02/43	28

		632

	Distributors — 0.0% (g)
200	Samsung Electronics America, Inc., 1.750%, 04/10/17 (e)	201

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — 0.0% (g)
	McDonald’s Corp.,
150	3.375%, 05/26/25	147
65	4.600%, 05/26/45	63
65	Starbucks Corp., 2.700%, 06/15/22	65

		275

	Internet & Catalog Retail — 0.0% (g)
	Amazon.com, Inc.,
280	3.300%, 12/05/21	284
40	4.950%, 12/05/44	39

		323

	Media — 0.3%
	21st Century Fox America, Inc.,
30	4.750%, 09/15/44	30
120	5.400%, 10/01/43	128
250	6.750%, 01/09/38	306
	Comcast Corp.,
50	3.125%, 07/15/22	50
133	3.375%, 08/15/25	131
105	4.600%, 08/15/45	104
115	4.650%, 07/15/42	115
105	4.750%, 03/01/44	107
100	6.450%, 03/15/37	124
25	Cox Communications, Inc., 8.375%, 03/01/39 (e)	32
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
40	4.450%, 04/01/24	41
135	5.150%, 03/15/42	127
150	6.000%, 08/15/40	156
	Discovery Communications LLC,
47	4.375%, 06/15/21	49
35	4.875%, 04/01/43	32
	NBCUniversal Media LLC,
200	2.875%, 01/15/23	194
30	4.375%, 04/01/21	32
140	4.450%, 01/15/43	135
125	Omnicom Group, Inc., 3.650%, 11/01/24	123
200	Sky plc, (United Kingdom), 3.750%, 09/16/24 (e)	195
	Thomson Reuters Corp., (Canada),
88	4.500%, 05/23/43	79
150	5.850%, 04/15/40	165
	Time Warner Cable, Inc.,
165	5.500%, 09/01/41	154
125	7.300%, 07/01/38	141

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	31

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Media — continued
150	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	184
	Time Warner, Inc.,
135	3.600%, 07/15/25	131
170	4.650%, 06/01/44	162
250	4.750%, 03/29/21	270
150	6.500%, 11/15/36	176
250	7.625%, 04/15/31	325
	Viacom, Inc.,
33	3.250%, 03/15/23	31
17	3.875%, 12/15/21	17
225	4.250%, 09/01/23	227
175	4.375%, 03/15/43	142
90	Walt Disney Co. (The), 1.850%, 05/30/19	90

		4,505

	Multiline Retail — 0.1%
	Macy’s Retail Holdings, Inc.,
100	3.875%, 01/15/22	104
100	4.300%, 02/15/43	90
150	7.450%, 07/15/17	167
150	Target Corp., 6.350%, 11/01/32	185

		546

	Specialty Retail — 0.1%
55	Advance Auto Parts, Inc., 4.500%, 12/01/23	57
135	AutoZone, Inc., 3.250%, 04/15/25	130
37	Bed Bath & Beyond, Inc., 3.749%, 08/01/24	37
	Home Depot, Inc. (The),
94	2.000%, 06/15/19	94
245	3.750%, 02/15/24	255
195	4.250%, 04/01/46	190
150	Lowe’s Cos., Inc., 5.125%, 11/15/41	164

		927

	Total Consumer Discretionary	7,715

	Consumer Staples — 0.5%
	Beverages — 0.1%
100	Anheuser-Busch Cos. LLC, 7.550%, 10/01/30	137
	Anheuser-Busch InBev Finance, Inc.,
35	2.625%, 01/17/23	34
100	3.700%, 02/01/24	102
95	4.625%, 02/01/44	96
	Anheuser-Busch InBev Worldwide, Inc.,
57	2.500%, 07/15/22	55
285	5.375%, 01/15/20	321

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Beverages — continued
94	Brown-Forman Corp., 4.500%, 07/15/45	93
179	Coca-Cola Co. (The), 1.150%, 04/01/18	178
125	Constellation Brands, Inc., 4.250%, 05/01/23	123
	PepsiCo, Inc.,
250	2.750%, 04/30/25	239
130	4.250%, 10/22/44	127
200	SABMiller Holdings, Inc., 3.750%, 01/15/22 (e)	207

		1,712

	Food & Staples Retailing — 0.2%
	CVS Health Corp.,
380	2.750%, 12/01/22	366
150	4.000%, 12/05/23	155
	CVS Pass-Through Trust,
53	4.704%, 01/10/36 (e)	55
49	6.943%, 01/10/30	58
	Kroger Co. (The),
25	2.300%, 01/15/19	25
135	3.850%, 08/01/23	139
25	5.400%, 07/15/40	27
150	6.400%, 08/15/17	165
250	Series B, 7.700%, 06/01/29	331
	Walgreens Boots Alliance, Inc.,
40	3.300%, 11/18/21	40
240	3.800%, 11/18/24	235
	Wal-Mart Stores, Inc.,
150	2.550%, 04/11/23	145
100	3.300%, 04/22/24	101
365	4.000%, 04/11/43	348
20	4.300%, 04/22/44	20
135	5.250%, 09/01/35	154

		2,364

	Food Products — 0.1%
120	Archer-Daniels-Midland Co., SUB, 5.765%, 03/01/41	144
200	Bunge Ltd. Finance Corp., 8.500%, 06/15/19	242
100	Cargill, Inc., 3.300%, 03/01/22 (e)	102
	ConAgra Foods, Inc.,
145	3.200%, 01/25/23	135
36	4.650%, 01/25/43	31
163	HJ Heinz Co., 5.200%, 07/15/45 (e)	167
130	JM Smucker Co. (The), 3.500%, 03/15/25 (e)	127
	Kellogg Co.,
66	3.250%, 05/21/18	68

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Food Products — continued
100	Series B, 7.450%, 04/01/31	126
	Kraft Foods Group, Inc.,
45	3.500%, 06/06/22	45
60	5.000%, 06/04/42	60
100	6.875%, 01/26/39	123
150	Mead Johnson Nutrition Co., 5.900%, 11/01/39	169
305	Mondelez International, Inc., 4.000%, 02/01/24	316

		1,855

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
100	2.400%, 06/01/23	96
100	6.625%, 08/01/37	131

		227

	Tobacco — 0.1%
	Altria Group, Inc.,
110	2.625%, 01/14/20	110
219	2.850%, 08/09/22	211
120	4.250%, 08/09/42	106
	B.A.T. International Finance plc, (United Kingdom),
80	2.750%, 06/15/20 (e)	80
56	3.250%, 06/07/22 (e)	56
70	3.500%, 06/15/22 (e)	71
145	3.950%, 06/15/25 (e)	146
	Philip Morris International, Inc.,
150	4.125%, 03/04/43	138
120	4.375%, 11/15/41	115
	Reynolds American, Inc.,
55	4.000%, 06/12/22	56
65	4.450%, 06/12/25	66
40	5.700%, 08/15/35	42
200	5.850%, 08/15/45	210

		1,407

	Total Consumer Staples	7,565

	Energy — 0.8%
	Energy Equipment & Services — 0.1%
70	Ensco plc, (United Kingdom), 4.700%, 03/15/21	71
	Halliburton Co.,
100	3.500%, 08/01/23	101
125	8.750%, 02/15/21	161
50	Nabors Industries, Inc., 4.625%, 09/15/21	49

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — continued
	Noble Holding International Ltd., (Cayman Islands),
18	4.000%, 03/16/18	19
100	5.250%, 03/15/42	75
82	Schlumberger Investment S.A., (Luxembourg), 3.650%, 12/01/23	85
	Transocean, Inc., (Cayman Islands),
150	4.300%, 10/15/22	113
198	6.500%, 11/15/20	183
152	6.875%, 12/15/21	137

		994

	Oil, Gas & Consumable Fuels — 0.7%
50	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	58
	Anadarko Petroleum Corp.,
135	4.500%, 07/15/44	124
85	6.375%, 09/15/17	93
150	ANR Pipeline Co., 9.625%, 11/01/21	198
	Apache Corp.,
282	3.250%, 04/15/22	277
55	4.750%, 04/15/43	51
	BP Capital Markets plc, (United Kingdom),
300	2.241%, 09/26/18	304
141	2.750%, 05/10/23	135
150	3.062%, 03/17/22	150
225	3.245%, 05/06/22	226
60	3.814%, 02/10/24	61
44	Buckeye Partners LP, 4.150%, 07/01/23	43
150	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	166
36	Canadian Oil Sands Ltd., (Canada), 6.000%, 04/01/42 (e)	32
	Cenovus Energy, Inc., (Canada),
50	3.800%, 09/15/23	50
45	4.450%, 09/15/42	39
100	6.750%, 11/15/39	113
71	Chevron Corp., 3.191%, 06/24/23	71
200	CNOOC Nexen Finance ULC, (Canada), 4.250%, 04/30/24	204
	Columbia Pipeline Group, Inc.,
35	2.450%, 06/01/18 (e)	36
25	3.300%, 06/01/20 (e)	25
45	4.500%, 06/01/25 (e)	44
100	ConocoPhillips, 6.500%, 02/01/39	124
123	ConocoPhillips Co., 2.200%, 05/15/20	122

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	33

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
	Devon Energy Corp.,
125	3.250%, 05/15/22	124
75	5.000%, 06/15/45	74
150	6.300%, 01/15/19	169
100	7.950%, 04/15/32	130
116	Ecopetrol S.A., (Colombia), 5.375%, 06/26/26	113
120	Enable Midstream Partners LP, 3.900%, 05/15/24 (e)	111
	Encana Corp., (Canada),
95	5.150%, 11/15/41	88
50	6.625%, 08/15/37	54
	Energy Transfer Partners LP,
70	3.600%, 02/01/23	66
100	4.050%, 03/15/25	95
180	4.750%, 01/15/26	178
74	EnLink Midstream Partners LP, 4.150%, 06/01/25	72
	Enterprise Products Operating LLC,
51	3.700%, 02/15/26	49
75	3.750%, 02/15/25	73
143	3.900%, 02/15/24	144
105	4.050%, 02/15/22	108
60	4.850%, 08/15/42	57
100	4.850%, 03/15/44	94
75	4.900%, 05/15/46	71
150	5.200%, 09/01/20	167
95	Series A, VAR, 8.375%, 08/01/66	100
149	Exxon Mobil Corp., 3.567%, 03/06/45	135
200	Kerr-McGee Corp., 7.875%, 09/15/31	256
	Kinder Morgan Energy Partners LP,
70	3.500%, 03/01/21	69
65	3.500%, 09/01/23	61
85	3.950%, 09/01/22	83
50	5.000%, 08/15/42	43
90	5.000%, 03/01/43	79
45	5.400%, 09/01/44	41
145	Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18 (e)	157
63	Kinder Morgan, Inc., 5.550%, 06/01/45	58
	Magellan Midstream Partners LP,
150	4.250%, 02/01/21	160
125	5.150%, 10/15/43	126
	Marathon Oil Corp.,
47	3.850%, 06/01/25	46
135	6.600%, 10/01/37	152

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
45	MPLX LP, 4.000%, 02/15/25	44
165	Noble Energy, Inc., 5.250%, 11/15/43	161
136	Occidental Petroleum Corp., 3.500%, 06/15/25	136
350	ONEOK Partners LP, 4.900%, 03/15/25	346
	Petrobras Global Finance B.V., (Netherlands),
42	4.375%, 05/20/23	37
118	6.250%, 03/17/24	113
	Petroleos Mexicanos, (Mexico),
117	4.500%, 01/23/26 (e)	114
29	4.875%, 01/18/24	30
155	Phillips 66, 4.875%, 11/15/44	148
	Plains All American Pipeline LP/PAA Finance Corp.,
20	3.650%, 06/01/22	20
132	3.850%, 10/15/23	131
190	5.750%, 01/15/20	213
	Spectra Energy Capital LLC,
89	3.300%, 03/15/23	82
100	8.000%, 10/01/19	118
15	Spectra Energy Partners LP, 2.950%, 09/25/18	15
	Statoil ASA, (Norway),
63	2.900%, 11/08/20	65
150	3.950%, 05/15/43	139
	Suncor Energy, Inc., (Canada),
48	3.600%, 12/01/24	48
170	6.100%, 06/01/18	189
	Sunoco Logistics Partners Operations LP,
95	5.300%, 04/01/44	87
90	5.350%, 05/15/45	82
240	5.500%, 02/15/20	265
	Talisman Energy, Inc., (Canada),
156	5.850%, 02/01/37	148
75	6.250%, 02/01/38	74
105	Texas Gas Transmission LLC, 4.500%, 02/01/21 (e)	106
171	Total Capital Canada Ltd., (Canada), 2.750%, 07/15/23	165
	Total Capital International S.A., (France),
120	2.700%, 01/25/23	116
100	2.750%, 06/19/21	101
25	2.875%, 02/17/22	25
28	Total Capital S.A., (France), 4.125%, 01/28/21	30
145	TransCanada PipeLines Ltd., (Canada), 3.750%, 10/16/23	147

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Oil, Gas & Consumable Fuels — continued
85	Transcanada Trust, (Canada), VAR, 5.625%, 05/20/75	86
	Western Gas Partners LP,
100	3.950%, 06/01/25	96
70	4.000%, 07/01/22	71
	Williams Partners LP,
145	3.600%, 03/15/22	141
95	4.900%, 01/15/45	82
100	5.100%, 09/15/45	88
110	Williams Partners LP/ACMP Finance Corp., 4.875%, 05/15/23	109

		10,517

	Total Energy	11,511

	Financials — 2.8%
	Banks — 1.2%
400	ABN AMRO Bank N.V., (Netherlands), 2.500%, 10/30/18 (e)	406
	Bank of America Corp.,
167	Series L, 1.950%, 05/12/18	167
65	Series L, 2.250%, 04/21/20	64
190	Series L, 2.600%, 01/15/19	192
375	3.300%, 01/11/23	369
280	3.875%, 03/22/17	291
270	Series L, 3.950%, 04/21/25	260
115	4.000%, 04/01/24	117
63	4.100%, 07/24/23	65
150	4.250%, 10/22/26	147
50	5.000%, 01/21/44	52
100	5.420%, 03/15/17	106
130	5.625%, 07/01/20	147
80	Series L, 5.650%, 05/01/18	88
200	6.875%, 04/25/18	226
500	7.625%, 06/01/19	593
250	Bank of America N.A., 1.750%, 06/05/18	249
	Bank of Montreal, (Canada),
40	2.375%, 01/25/19	41
100	2.550%, 11/06/22	97
	Bank of Nova Scotia (The), (Canada),
200	1.700%, 06/11/18	200
150	2.800%, 07/21/21	151
240	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), (Japan), 2.350%, 09/08/19 (e)	240
210	Banque Federative du Credit Mutuel S.A., (France), 2.750%, 01/22/19 (e)	214

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
	Barclays Bank plc, (United Kingdom),
227	3.750%, 05/15/24	228
210	6.050%, 12/04/17 (e)	228
200	VAR, 7.750%, 04/10/23	217
265	Barclays plc, (United Kingdom), 2.000%, 03/16/18	263
	BB&T Corp.,
83	2.050%, 06/19/18	84
350	2.625%, 06/29/20	351
205	BNP Paribas S.A., (France), 2.375%, 05/21/20	203
550	Capital One Bank USA N.A., 3.375%, 02/15/23	534
	Citigroup, Inc.,
340	1.550%, 08/14/17	339
335	1.750%, 05/01/18	333
175	2.500%, 09/26/18	177
685	3.300%, 04/27/25	659
182	3.750%, 06/16/24	183
110	4.300%, 11/20/26	108
70	4.400%, 06/10/25	70
65	4.950%, 11/07/43	67
107	6.675%, 09/13/43	130
200	8.500%, 05/22/19	244
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
35	2.125%, 10/13/15	35
120	3.875%, 02/08/22	125
	Credit Agricole S.A., (France),
250	2.750%, 06/10/20 (e)	250
200	VAR, 8.125%, 09/19/33 (e)	220
	Discover Bank,
250	2.000%, 02/21/18	249
250	4.200%, 08/08/23	253
200	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	201
	Fifth Third Bancorp,
40	2.300%, 03/01/19	40
115	8.250%, 03/01/38	166
	HSBC Bank plc, (United Kingdom),
205	4.125%, 08/12/20 (e)	220
300	4.750%, 01/19/21 (e)	331
800	HSBC Holdings plc, (United Kingdom), 4.250%, 03/14/24	808
200	Intesa Sanpaolo S.p.A., (Italy), 5.250%, 01/12/24	212
267	KeyCorp, 5.100%, 03/24/21	296

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	35

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Banks — continued
200	Lloyds Bank plc, (United Kingdom), 1.750%, 03/16/18	200
200	Lloyds Banking Group plc, (United Kingdom), 4.500%, 11/04/24	200
	MUFG Americas Holdings Corp.,
85	2.250%, 02/10/20	84
95	3.000%, 02/10/25	89
250	PNC Bank N.A., 2.700%, 11/01/22	241
182	PNC Financial Services Group, Inc. (The), 3.900%, 04/29/24	184
	Royal Bank of Canada, (Canada),
119	2.000%, 10/01/18	121
200	2.200%, 07/27/18	203
33	Royal Bank of Scotland plc (The), (United Kingdom), 6.125%, 01/11/21	38
200	Skandinaviska Enskilda Banken AB, (Sweden), 1.750%, 03/19/18 (e)	200
200	Standard Chartered plc, (United Kingdom), 5.200%, 01/26/24 (e)	209
	SunTrust Banks, Inc.,
97	2.350%, 11/01/18	97
100	5.000%, 09/01/15	101
400	Swedbank AB, (Sweden), 2.125%, 09/29/17 (e)	405
44	Toronto-Dominion Bank (The), (Canada), 1.625%, 03/13/18	44
	U.S. Bancorp,
200	2.200%, 04/25/19	202
67	4.125%, 05/24/21	73
200	Wachovia Corp., 5.750%, 02/01/18	221
	Wells Fargo & Co.,
145	2.125%, 04/22/19	145
285	2.150%, 01/15/19	287
150	Series N, 2.150%, 01/30/20	148
75	3.000%, 02/19/25	72
170	Series M, 3.450%, 02/13/23	169
55	4.125%, 08/15/23	57
55	4.650%, 11/04/44	53
145	5.375%, 11/02/43	155

		16,304

	Capital Markets — 0.5%
150	Ameriprise Financial, Inc., 4.000%, 10/15/23	157
	Bank of New York Mellon Corp. (The),
92	2.100%, 01/15/19	92
100	4.150%, 02/01/21	108
100	BlackRock, Inc., 6.250%, 09/15/17	111

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — continued
44	Blackstone Holdings Finance Co. LLC, 4.450%, 07/15/45 (e)	40
250	Credit Suisse, (Switzerland), 1.750%, 01/29/18	249
200	Credit Suisse AG, (Switzerland), 6.500%, 08/08/23 (e)	219
100	Credit Suisse USA, Inc., 7.125%, 07/15/32	130
	Deutsche Bank AG, (Germany),
165	1.875%, 02/13/18	165
85	6.000%, 09/01/17	92
	Goldman Sachs Group, Inc. (The),
170	2.375%, 01/22/18	173
70	2.550%, 10/23/19	70
358	2.625%, 01/31/19	362
284	3.500%, 01/23/25	276
150	3.625%, 01/22/23	149
121	3.850%, 07/08/24	121
185	4.000%, 03/03/24	188
160	4.800%, 07/08/44	158
70	5.150%, 05/22/45	68
100	7.500%, 02/15/19	117
262	Jefferies Group LLC, 6.875%, 04/15/21	300
80	Macquarie Group Ltd., (Australia), 6.250%, 01/14/21 (e)	91
	Morgan Stanley,
120	2.375%, 07/23/19	119
65	2.500%, 01/24/19	66
70	2.650%, 01/27/20	70
503	2.800%, 06/16/20	504
82	3.750%, 02/25/23	83
320	Series F, 3.875%, 04/29/24	323
166	3.950%, 04/23/27	157
75	4.300%, 01/27/45	70
700	4.750%, 03/22/17	738
186	5.000%, 11/24/25	195
100	5.550%, 04/27/17	107
500	5.750%, 10/18/16	528
47	Nomura Holdings, Inc., (Japan), 6.700%, 03/04/20	55
	State Street Corp.,
36	3.100%, 05/15/23	35
154	3.700%, 11/20/23	159
149	TD Ameritrade Holding Corp., 2.950%, 04/01/22	148
	UBS AG, (Switzerland),
330	2.375%, 08/14/19	330
150	5.750%, 04/25/18	166

		7,289

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Consumer Finance — 0.3%
	American Express Co.,
195	1.550%, 05/22/18	193
100	3.625%, 12/05/24	97
250	7.000%, 03/19/18	284
190	American Express Credit Corp., 2.375%, 05/26/20	189
	American Honda Finance Corp.,
40	2.250%, 08/15/19	40
150	7.625%, 10/01/18 (e)	178
	Caterpillar Financial Services Corp.,
100	2.850%, 06/01/22	100
121	3.750%, 11/24/23	126
	Ford Motor Credit Co. LLC,
200	2.145%, 01/09/18	201
248	2.240%, 06/15/18	248
400	2.375%, 01/16/18	404
200	2.375%, 03/12/19	199
200	3.219%, 01/09/22	198
200	3.664%, 09/08/24	197
	General Motors Financial Co., Inc.,
65	2.750%, 05/15/16	66
20	3.250%, 05/15/18	20
	HSBC USA, Inc.,
125	2.350%, 03/05/20	124
405	2.375%, 11/13/19	404
	John Deere Capital Corp.,
181	1.050%, 10/11/16	182
106	5.750%, 09/10/18	119
97	Nissan Motor Acceptance Corp., 1.800%, 03/15/18 (e)	97
49	PACCAR Financial Corp., 1.400%, 05/18/18	49
	Synchrony Financial,
215	3.750%, 08/15/21	217
80	4.250%, 08/15/24	80
	Toyota Motor Credit Corp.,
174	2.100%, 01/17/19	175
200	2.625%, 01/10/23	197

		4,384

	Diversified Financial Services — 0.2%
60	Berkshire Hathaway, Inc., 4.500%, 02/11/43	60
	CME Group, Inc.,
100	3.000%, 09/15/22	101
49	5.300%, 09/15/43	54
	General Electric Capital Corp.,
255	4.375%, 09/16/20	278
200	4.625%, 01/07/21	220

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — continued
45	5.500%, 01/08/20	51
105	5.625%, 05/01/18	116
150	5.875%, 01/14/38	179
210	6.750%, 03/15/32	273
94	Intercontinental Exchange, Inc., 4.000%, 10/15/23	98
250	Murray Street Investment Trust I, SUB, 4.647%, 03/09/17	262
290	Nationwide Building Society, (United Kingdom), 2.350%, 01/21/20 (e)	289
	Shell International Finance B.V., (Netherlands),
290	3.400%, 08/12/23	298
155	4.550%, 08/12/43	158
250	Siemens Financieringsmaatschappij N.V., (Netherlands), 2.900%, 05/27/22 (e)	247
210	Voya Financial, Inc., 5.500%, 07/15/22	236

		2,920

	Insurance — 0.3%
88	ACE INA Holdings, Inc., 3.150%, 03/15/25	86
	Allstate Corp. (The),
61	3.150%, 06/15/23	61
120	5.550%, 05/09/35	142
	American International Group, Inc.,
225	3.375%, 08/15/20	233
70	3.875%, 01/15/35	63
24	4.125%, 02/15/24	25
110	4.500%, 07/16/44	105
232	4.875%, 06/01/22	254
	Aon Corp.,
53	3.125%, 05/27/16	54
28	6.250%, 09/30/40	34
115	Berkshire Hathaway Finance Corp., 4.300%, 05/15/43	111
	CNA Financial Corp.,
15	3.950%, 05/15/24	15
15	5.875%, 08/15/20	17
100	6.500%, 08/15/16	106
100	Liberty Mutual Group, Inc., 5.000%, 06/01/21 (e)	109
	Lincoln National Corp.,
250	4.200%, 03/15/22	262
25	4.850%, 06/24/21	28
90	Markel Corp., 3.625%, 03/30/23	89
118	Marsh & McLennan Cos., Inc., 2.350%, 03/06/20	118

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	37

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Insurance — continued
105	MassMutual Global Funding II, 2.100%, 08/02/18 (e)	106
	MetLife, Inc.,
60	4.050%, 03/01/45	55
70	4.125%, 08/13/42	65
35	4.721%, 12/15/44	35
350	4.875%, 11/13/43	363
45	6.400%, 12/15/36	50
100	Metropolitan Life Global Funding I, 3.125%, 01/11/16 (e)	101
	New York Life Global Funding,
130	2.100%, 01/02/19 (e)	131
146	2.150%, 06/18/19 (e)	146
50	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	75
300	Pricoa Global Funding I, 2.200%, 05/16/19 (e)	300
100	Progressive Corp. (The), 4.350%, 04/25/44	99
	Prudential Financial, Inc.,
110	5.100%, 08/15/43	113
175	VAR, 5.200%, 03/15/44	173
220	Reliance Standard Life Global Funding II, 2.375%, 05/04/20 (e)	218
90	Swiss Re Treasury U.S. Corp., 4.250%, 12/06/42 (e)	87
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	99

		4,128

	Real Estate Investment Trusts (REITs) — 0.3%
	American Tower Corp.,
165	3.450%, 09/15/21	164
40	3.500%, 01/31/23	38
75	4.000%, 06/01/25	73
115	4.500%, 01/15/18	122
110	AvalonBay Communities, Inc., 3.625%, 10/01/20	114
	Boston Properties LP,
85	3.800%, 02/01/24	86
320	3.850%, 02/01/23	328
64	Camden Property Trust, 5.700%, 05/15/17	69
170	DDR Corp., 3.500%, 01/15/21	172
159	Duke Realty LP, 3.875%, 02/15/21	165
60	Equity Commonwealth, 6.650%, 01/15/18	65
263	ERP Operating LP, 4.625%, 12/15/21	287
	HCP, Inc.,
244	2.625%, 02/01/20	242
30	3.150%, 08/01/22	29

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
50	3.875%, 08/15/24	49
65	4.200%, 03/01/24	65
58	4.250%, 11/15/23	58
	Health Care REIT, Inc.,
55	3.750%, 03/15/23	54
130	4.000%, 06/01/25	128
91	4.500%, 01/15/24	95
115	Kimco Realty Corp., 3.200%, 05/01/21	116
	Liberty Property LP,
45	3.375%, 06/15/23	43
55	4.400%, 02/15/24	57
113	Prologis LP, 4.250%, 08/15/23	116
	Realty Income Corp.,
100	3.875%, 07/15/24	101
135	4.125%, 10/15/26	136
	Simon Property Group LP,
17	4.375%, 03/01/21	19
100	6.125%, 05/30/18	112
110	UDR, Inc., 3.700%, 10/01/20	114
	Ventas Realty LP,
59	3.750%, 05/01/24	58
2	4.375%, 02/01/45	2
	Ventas Realty LP/Ventas Capital Corp.,
80	2.700%, 04/01/20	80
195	4.250%, 03/01/22	202
	Weingarten Realty Investors,
55	3.850%, 06/01/25	54
60	4.450%, 01/15/24	62

		3,675

	Thrifts & Mortgage Finance — 0.0% (g)
	Abbey National Treasury Services plc, (United Kingdom),
335	1.650%, 09/29/17	336
200	2.350%, 09/10/19	200
250	BPCE S.A., (France), 4.000%, 04/15/24	252

		788

	Total Financials	39,488

	Health Care — 0.7%
	Biotechnology — 0.1%
	Amgen, Inc.,
170	3.125%, 05/01/25	161
120	3.625%, 05/22/24	119
150	3.875%, 11/15/21	157
150	4.100%, 06/15/21	160
40	4.950%, 10/01/41	40

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Biotechnology — continued
	Celgene Corp.,
132	3.625%, 05/15/24	132
100	3.950%, 10/15/20	106
	Gilead Sciences, Inc.,
185	3.700%, 04/01/24	189
80	4.500%, 02/01/45	80
30	4.800%, 04/01/44	31

		1,175

	Health Care Equipment & Supplies — 0.1%
170	Becton, Dickinson and Co., 2.675%, 12/15/19	170
	Medtronic, Inc.,
450	3.150%, 03/15/22 (e)	452
40	4.625%, 03/15/44	40
50	4.625%, 03/15/45 (e)	51

		713

	Health Care Providers & Services — 0.2%
	Aetna, Inc.,
100	3.500%, 11/15/24	98
123	4.750%, 03/15/44	121
	Anthem, Inc.,
60	2.300%, 07/15/18	60
50	4.625%, 05/15/42	46
160	5.100%, 01/15/44	157
200	5.850%, 01/15/36	212
	Cardinal Health, Inc.,
94	3.750%, 09/15/25	93
80	4.900%, 09/15/45	80
245	Cigna Corp., 4.000%, 02/15/22	252
	Express Scripts Holding Co.,
110	2.250%, 06/15/19	109
90	3.500%, 06/15/24	88
80	3.900%, 02/15/22	82
175	4.750%, 11/15/21	190
	McKesson Corp.,
72	2.700%, 12/15/22	69
40	2.850%, 03/15/23	38
60	4.883%, 03/15/44	60
100	Medco Health Solutions, Inc., 7.125%, 03/15/18	114
	UnitedHealth Group, Inc.,
30	2.750%, 02/15/23	29
200	2.875%, 03/15/23	192
105	3.950%, 10/15/42	95

		2,185

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Life Sciences Tools & Services — 0.0% (g)
227	Thermo Fisher Scientific, Inc., 4.150%, 02/01/24	231

	Pharmaceuticals — 0.3%
	AbbVie, Inc.,
105	1.750%, 11/06/17	105
140	2.900%, 11/06/22	136
152	3.200%, 11/06/22	150
180	3.600%, 05/14/25	178
	Actavis Funding SCS, (Luxembourg),
145	3.000%, 03/12/20	145
277	3.450%, 03/15/22	275
55	3.800%, 03/15/25	54
90	4.850%, 06/15/44	87
190	Actavis, Inc., 1.875%, 10/01/17	190
200	Allergan, Inc., 2.800%, 03/15/23	185
	Baxalta, Inc.,
78	3.600%, 06/23/22 (e)	78
170	4.000%, 06/23/25 (e)	169
45	5.250%, 06/23/45 (e)	45
200	Bayer U.S. Finance LLC, 2.375%, 10/08/19 (e)	201
200	Bristol-Myers Squibb Co., 2.000%, 08/01/22	190
	Forest Laboratories LLC,
100	4.875%, 02/15/21 (e)	108
69	5.000%, 12/15/21 (e)	75
645	GlaxoSmithKline Capital plc, (United Kingdom), 2.850%, 05/08/22	639
104	GlaxoSmithKline Capital, Inc., 2.800%, 03/18/23	102
95	Johnson & Johnson, 3.375%, 12/05/23	99
	Merck & Co., Inc.,
315	2.350%, 02/10/22	305
263	2.800%, 05/18/23	259
	Mylan, Inc.,
265	2.600%, 06/24/18	267
100	7.875%, 07/15/20 (e)	104
132	Novartis Capital Corp., 3.400%, 05/06/24	134
200	Perrigo Finance plc, (Ireland), 3.500%, 12/15/21	200
	Pfizer, Inc.,
65	4.300%, 06/15/43	64
100	6.200%, 03/15/19	114
26	Teva Pharmaceutical Finance Co. B.V., (Netherlands), 2.950%, 12/18/22	25
130	Teva Pharmaceutical Finance IV LLC, 2.250%, 03/18/20	127

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	39

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Pharmaceuticals — continued
19	Zoetis, Inc., 1.875%, 02/01/18	19

		4,829

	Total Health Care	9,133

	Industrials — 0.6%
	Aerospace & Defense — 0.1%
50	Boeing Co. (The), 6.625%, 02/15/38	67
	Honeywell International, Inc.,
139	3.350%, 12/01/23	142
100	4.250%, 03/01/21	111
	Lockheed Martin Corp.,
50	3.800%, 03/01/45	45
75	4.070%, 12/15/42	71
200	4.250%, 11/15/19	217
95	Northrop Grumman Corp., 3.850%, 04/15/45	84
150	Precision Castparts Corp., 4.200%, 06/15/35	149
40	Textron, Inc., 3.875%, 03/01/25	39
	United Technologies Corp.,
130	4.150%, 05/15/45	124
70	4.500%, 06/01/42	71
180	5.400%, 05/01/35	203

		1,323

	Airlines — 0.1%
32	Air Canada 2013-1 Class A Pass-Through Trust, (Canada), 4.125%, 05/15/25 (e)	33
140	Air Canada 2015-1 Class A Pass-Through Trust, (Canada), 3.600%, 03/15/27 (e)	138
17	American Airlines 2011-1 Class A Pass-Through Trust, Series A, 5.250%, 01/31/21	18
366	American Airlines 2013-2 Class A Pass-Through Trust, 4.950%, 01/15/23	389
81	Continental Airlines 2007-1 Class A Pass-Through Trust, Series 071A, 5.983%, 04/19/22	90
91	Delta Air Lines 2007-1 Class A Pass-Through Trust, Series 071A, 6.821%, 08/10/22	104
13	Delta Air Lines 2010-2 Class A Pass-Through Trust, Series 2A, 4.950%, 05/23/19	13
11	Delta Air Lines 2011-1 Class A Pass-Through Trust, Series A, 5.300%, 04/15/19	12
38	Northwest Airlines 2007-1 Class A Pass-Through Trust, Series 07-1, 7.027%, 11/01/19	43
61	U.S. Airways 2013-1 Class A Pass-Through Trust, 3.950%, 11/15/25	61

		901

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.0% (g)
	Republic Services, Inc.,
150	5.500%, 09/15/19	167
100	6.086%, 03/15/35	117
	Waste Management, Inc.,
37	4.600%, 03/01/21	41
100	4.750%, 06/30/20	110

		435

	Electrical Equipment — 0.0% (g)
160	Eaton Corp., 4.000%, 11/02/32	155

	Industrial Conglomerates — 0.1%
	Danaher Corp.,
61	3.900%, 06/23/21	65
100	5.400%, 03/01/19	112
	General Electric Co.,
400	2.700%, 10/09/22	391
175	3.375%, 03/11/24	178
35	4.125%, 10/09/42	34
205	4.500%, 03/11/44	208
	Koninklijke Philips N.V., (Netherlands),
120	3.750%, 03/15/22	121
40	5.750%, 03/11/18	44

		1,153

	Machinery — 0.0% (g)
240	Illinois Tool Works, Inc., 3.500%, 03/01/24	246

	Road & Rail — 0.3%
	Burlington Northern Santa Fe LLC,
100	3.050%, 09/01/22	100
605	4.100%, 06/01/21	649
60	4.150%, 04/01/45	55
120	4.900%, 04/01/44	124
40	5.050%, 03/01/41	42
25	5.750%, 05/01/40	29
200	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	256
63	Canadian Pacific Railway Co., (Canada), 7.125%, 10/15/31	81
	CSX Corp.,
85	3.950%, 05/01/50	74
150	7.375%, 02/01/19	176
	ERAC USA Finance LLC,
40	2.800%, 11/01/18 (e)	41
350	3.850%, 11/15/24 (e)	351
35	4.500%, 08/16/21 (e)	38

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Road & Rail — continued
	Norfolk Southern Corp.,
50	4.800%, 08/15/43	51
391	4.837%, 10/01/41	400
35	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.500%, 06/15/19 (e)	35
	Ryder System, Inc.,
83	2.450%, 09/03/19	83
113	2.500%, 05/11/20	112
43	3.500%, 06/01/17	45
20	3.600%, 03/01/16	20
	Union Pacific Corp.,
150	3.750%, 03/15/24	158
300	4.750%, 12/15/43	314

		3,234

	Trading Companies & Distributors — 0.0% (g)
272	International Lease Finance Corp., 3.875%, 04/15/18	274
113	WW Grainger, Inc., 4.600%, 06/15/45	113

		387

	Total Industrials	7,834

	Information Technology — 0.3%
	Communications Equipment — 0.0% (g)
	Cisco Systems, Inc.,
272	2.900%, 03/04/21	278
165	5.500%, 01/15/40	188
	Harris Corp.,
30	2.700%, 04/27/20	30
40	3.832%, 04/27/25	39
75	5.054%, 04/27/45	71

		606

	Electronic Equipment, Instruments & Components — 0.0% (g)
	Arrow Electronics, Inc.,
100	4.500%, 03/01/23	102
150	6.000%, 04/01/20	169

		271

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
131	2.600%, 07/15/22	122
311	2.875%, 08/01/21	307

		429

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	IT Services — 0.1%
	International Business Machines Corp.,
240	3.375%, 08/01/23	241
100	3.625%, 02/12/24	101
130	7.000%, 10/30/25	168
	Xerox Corp.,
100	5.625%, 12/15/19	112
100	6.350%, 05/15/18	112

		734

	Semiconductors & Semiconductor Equipment — 0.0% (g)
	Texas Instruments, Inc.,
92	2.375%, 05/16/16	93
197	2.750%, 03/12/21	201

		294

	Software — 0.1%
	Microsoft Corp.,
125	2.375%, 02/12/22	123
100	2.375%, 05/01/23	97
75	3.500%, 11/15/42	65
133	3.625%, 12/15/23	138
160	3.750%, 05/01/43	144
210	3.750%, 02/12/45	189
	Oracle Corp.,
145	2.500%, 05/15/22	141
70	2.800%, 07/08/21	71
56	3.625%, 07/15/23	58
185	4.500%, 07/08/44	183
200	5.750%, 04/15/18	222

		1,431

	Technology Hardware, Storage & Peripherals — 0.1%
	Apple, Inc.,
80	2.700%, 05/13/22	79
126	2.850%, 05/06/21	128
256	3.200%, 05/13/25	255
230	3.450%, 02/09/45	195
95	3.850%, 05/04/43	86
182	EMC Corp., 3.375%, 06/01/23	182

		925

	Total Information Technology	4,690

	Materials — 0.3%
	Chemicals — 0.1%
	Agrium, Inc., (Canada),
22	3.375%, 03/15/25	21
120	4.125%, 03/15/35	107

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	41

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Chemicals — continued
100	6.125%, 01/15/41	113
80	CF Industries, Inc., 4.950%, 06/01/43	75
	Dow Chemical Co. (The),
38	4.125%, 11/15/21	40
115	4.625%, 10/01/44	107
89	E.I. du Pont de Nemours & Co., 4.150%, 02/15/43	85
125	LYB International Finance B.V., (Netherlands), 4.875%, 03/15/44	121
	Mosaic Co. (The),
100	4.250%, 11/15/23	103
166	5.625%, 11/15/43	177
250	Potash Corp. of Saskatchewan, Inc., (Canada), 3.625%, 03/15/24	252
300	Praxair, Inc., 2.200%, 08/15/22	286
150	Union Carbide Corp., 7.750%, 10/01/96	186

		1,673

	Construction Materials — 0.0% (g)
200	CRH America, Inc., 3.875%, 05/18/25 (e)	198

	Metals & Mining — 0.2%
80	Allegheny Technologies, Inc., 6.375%, 08/15/23	82
130	ArcelorMittal, (Luxembourg), 5.279%, 02/25/17	135
50	Barrick Gold Corp., (Canada), 5.250%, 04/01/42	45
40	Barrick North America Finance LLC, 5.700%, 05/30/41	37
139	BHP Billiton Finance USA Ltd., (Australia), 5.000%, 09/30/43	144
	Freeport-McMoRan, Inc.,
80	3.875%, 03/15/23	73
505	4.550%, 11/14/24	470
12	5.450%, 03/15/43	10
	Glencore Finance Canada Ltd., (Canada),
86	4.250%, 10/25/22 (e)	84
60	5.550%, 10/25/42 (e)	57
	Glencore Funding LLC,
50	4.000%, 04/16/25 (e)	47
75	4.625%, 04/29/24 (e)	74
	Nucor Corp.,
127	4.000%, 08/01/23	129
80	5.200%, 08/01/43	82
	Rio Tinto Finance USA Ltd., (Australia),
100	3.750%, 06/15/25	98

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — continued
100	4.125%, 05/20/21	106
200	Rio Tinto Finance USA plc, (United Kingdom), 2.875%, 08/21/22	194
85	Teck Resources Ltd., (Canada), 3.750%, 02/01/23	73
105	Vale S.A., (Brazil), 5.625%, 09/11/42	88

		2,028

	Paper & Forest Products — 0.0% (g)
150	International Paper Co., 3.800%, 01/15/26	147

	Total Materials	4,046

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
	AT&T, Inc.,
800	3.000%, 02/15/22	781
294	3.000%, 06/30/22	284
145	3.400%, 05/15/25	138
410	4.300%, 12/15/42	352
105	4.450%, 05/15/21	112
155	4.800%, 06/15/44	144
	British Telecommunications plc, (United Kingdom),
250	1.250%, 02/14/17	250
100	9.625%, 12/15/30	148
100	Deutsche Telekom International Finance B.V., (Netherlands), 6.750%, 08/20/18	115
65	Orange S.A., (France), 5.500%, 02/06/44	69
40	SES GLOBAL Americas Holdings GP, 2.500%, 03/25/19 (e)	40
102	Telefonica Emisiones S.A.U., (Spain), 5.134%, 04/27/20	111
	Verizon Communications, Inc.,
155	2.450%, 11/01/22	145
300	3.500%, 11/01/24	292
465	3.850%, 11/01/42	384
209	4.150%, 03/15/24	215
130	4.500%, 09/15/20	140
238	4.522%, 09/15/48 (e)	209
93	4.672%, 03/15/55 (e)	81
415	4.862%, 08/21/46	388
100	5.050%, 03/15/34	101
350	5.150%, 09/15/23	383
12	6.400%, 09/15/33	14

		4,896

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Wireless Telecommunication Services — 0.0% (g)
	America Movil S.A.B. de C.V., (Mexico),
200	3.125%, 07/16/22	196
100	5.000%, 03/30/20	111
	Vodafone Group plc, (United Kingdom),
75	4.375%, 02/19/43	65
125	5.625%, 02/27/17	133
50	6.150%, 02/27/37	53

		558

	Total Telecommunication Services	5,454

	Utilities — 1.0%
	Electric Utilities — 0.7%
	Alabama Power Co.,
61	Series 13-A, 3.550%, 12/01/23	62
200	3.850%, 12/01/42	182
50	4.150%, 08/15/44	48
100	Appalachian Power Co., 4.600%, 03/30/21	109
150	Arizona Public Service Co., 4.500%, 04/01/42	151
	Baltimore Gas & Electric Co.,
65	2.800%, 08/15/22	64
170	3.350%, 07/01/23	171
	DTE Electric Co.,
140	3.375%, 03/01/25	142
250	Series G, 5.600%, 06/15/18	278
80	Duke Energy Carolinas LLC, 4.300%, 06/15/20	88
	Duke Energy Corp.,
177	3.050%, 08/15/22	175
150	3.550%, 09/15/21	156
30	3.750%, 04/15/24	31
310	5.050%, 09/15/19	343
	Duke Energy Progress, Inc.,
150	4.100%, 03/15/43	144
55	4.150%, 12/01/44	53
	Electricite de France S.A., (France),
80	2.150%, 01/22/19 (e)	81
105	4.875%, 01/22/44 (e)	109
100	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	110
140	Entergy Arkansas, Inc., 3.750%, 02/15/21	148
105	Entergy Corp., 4.000%, 07/15/22	106
115	Exelon Corp., 5.100%, 06/15/45	115
80	FirstEnergy Solutions Corp., 6.800%, 08/15/39	83
35	FirstEnergy Transmission LLC, 5.450%, 07/15/44 (e)	36

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
	Florida Power & Light Co.,
100	4.050%, 10/01/44	97
50	5.950%, 10/01/33	61
35	Great Plains Energy, Inc., 4.850%, 06/01/21	38
300	Indiana Michigan Power Co., 7.000%, 03/15/19	349
	ITC Holdings Corp.,
135	3.650%, 06/15/24 (e)	133
114	6.050%, 01/31/18 (e)	126
200	Kansas City Power & Light Co., 5.300%, 10/01/41	216
90	Kansas City, Gas & Electric Co., 4.300%, 07/15/44 (e)	90
62	Mississippi Power Co., Series 12-A, 4.250%, 03/15/42	55
	Nevada Power Co.,
34	5.450%, 05/15/41	39
50	6.500%, 08/01/18	57
253	NextEra Energy Capital Holdings, Inc., 2.700%, 09/15/19	255
95	Oklahoma Gas & Electric Co., 4.550%, 03/15/44	98
	Oncor Electric Delivery Co. LLC,
115	2.150%, 06/01/19	114
12	2.950%, 04/01/25 (e)	12
	Pacific Gas & Electric Co.,
75	3.250%, 06/15/23	75
195	3.400%, 08/15/24	195
94	3.500%, 06/15/25	94
80	3.850%, 11/15/23	83
70	4.300%, 03/15/45	67
80	4.750%, 02/15/44	82
100	6.050%, 03/01/34	120
245	PacifiCorp, 2.950%, 02/01/22	245
400	PECO Energy Co., 4.800%, 10/15/43	427
200	Pennsylvania Electric Co., 6.050%, 09/01/17	218
	PPL Capital Funding, Inc.,
55	3.500%, 12/01/22	56
60	4.200%, 06/15/22	63
75	4.700%, 06/01/43	75
180	Series A, VAR, 6.700%, 03/30/67	159
	PPL Electric Utilities Corp.,
104	4.125%, 06/15/44	101
42	4.750%, 07/15/43	44
15	PPL WEM Ltd./Western Power Distribution Ltd., (United Kingdom), 5.375%, 05/01/21 (e)	17

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	43

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)
(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Electric Utilities — continued
	Progress Energy, Inc.,
130	3.150%, 04/01/22	130
117	4.400%, 01/15/21	125
150	Public Service Co. of Colorado, 2.500%, 03/15/23	144
30	Public Service Co. of New Hampshire, 3.500%, 11/01/23	31
83	Public Service Electric & Gas Co., 3.000%, 05/15/25	81
41	Sierra Pacific Power Co., Series T, 3.375%, 08/15/23	41
6	South Carolina Electric & Gas Co., 4.500%, 06/01/64	5
	Southern California Edison Co.,
55	Series 14-B, 1.125%, 05/01/17	55
160	Series B, 2.400%, 02/01/22	156
80	Series C, 3.600%, 02/01/45	71
40	4.500%, 09/01/40	41
66	4.650%, 10/01/43	69
100	6.650%, 04/01/29	126
369	Southwestern Electric Power Co., Series J, 3.900%, 04/01/45	321
200	Southwestern Public Service Co., Series G, 8.750%, 12/01/18	245
265	Trans-Allegheny Interstate Line Co., 3.850%, 06/01/25 (e)	262
	Virginia Electric & Power Co.,
150	2.750%, 03/15/23	147
21	3.450%, 02/15/24	21
75	4.000%, 01/15/43	70
	Wisconsin Electric Power Co.,
150	1.700%, 06/15/18	150
165	3.100%, 06/01/25	164
	Xcel Energy, Inc.,
95	3.300%, 06/01/25	93
95	4.700%, 05/15/20	104

		9,498

	Gas Utilities — 0.0% (g)
86	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	92
	DCP Midstream Operating LP,
50	2.700%, 04/01/19	47
6	3.875%, 03/15/23	6
	Dominion Gas Holdings LLC,
70	2.500%, 12/15/19	71
44	3.600%, 12/15/24	44

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — continued
200	Southern California Gas Co., 3.200%, 06/15/25	200

		460

	Independent Power & Renewable Electricity Producers — 0.1%
	Exelon Generation Co. LLC,
100	2.950%, 01/15/20	100
94	5.750%, 10/01/41	98
90	Oglethorpe Power Corp., 4.550%, 06/01/44	89
	PSEG Power LLC,
25	4.300%, 11/15/23	26
188	5.125%, 04/15/20	207
	Southern Power Co.,
55	5.150%, 09/15/41	57
35	5.250%, 07/15/43	37
70	Tri-State Generation & Transmission Association, Inc., 4.700%, 11/01/44 (e)	70

		684

	Multi-Utilities — 0.2%
	AGL Capital Corp.,
200	5.250%, 08/15/19	221
18	5.875%, 03/15/41	22
	Berkshire Hathaway Energy Co.,
75	3.500%, 02/01/25	75
95	4.500%, 02/01/45	93
90	5.150%, 11/15/43	96
100	5.750%, 04/01/18	111
	Consolidated Edison Co. of New York, Inc.,
85	4.625%, 12/01/54	83
100	Series 08-B, 6.750%, 04/01/38	130
165	Dominion Resources, Inc., 4.700%, 12/01/44	161
61	DTE Energy Co., Series F, 3.850%, 12/01/23	63
	NiSource Finance Corp.,
150	4.800%, 02/15/44	153
5	5.650%, 02/01/45	6
55	5.800%, 02/01/42	64
120	6.125%, 03/01/22	138
100	NorthWestern Corp., 4.176%, 11/15/44	98
	Puget Sound Energy, Inc.,
60	4.300%, 05/20/45	60
215	Series A, VAR, 6.974%, 06/01/67	197
	Sempra Energy,
80	2.400%, 03/15/20	79
165	2.875%, 10/01/22	160

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — continued
	Multi-Utilities — continued
64	3.550%, 06/15/24	64
144	4.050%, 12/01/23	149
100	9.800%, 02/15/19	126

		2,349

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
240	3.850%, 03/01/24	251
100	6.593%, 10/15/37	129

		380

	Total Utilities	13,371

	Total Corporate Bonds (Cost $110,459)	110,807

Foreign Government Securities — 0.0% (g)
20	Republic of Peru, (Peru), 5.625%, 11/18/50 (m)	22
50	Republic of Poland, (Poland), 4.000%, 01/22/24 (m)	52
200	Republic of Turkey, (Turkey), 5.750%, 03/22/24 (m)	217
	United Mexican States, (Mexico),
86	4.000%, 10/02/23 (m)	88
143	5.550%, 01/21/45 (m)	153

	Total Foreign Government Securities (Cost $497)	532

SHARES
Investment Companies — 18.4% (b)
3,397	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	27,111
506	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	11,290
1,511	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	12,420
7,290	JPMorgan High Yield Fund, Class R6 Shares	55,116
3,344	JPMorgan Intrepid International Fund, Institutional Class Shares	68,645
895	JPMorgan Mid Cap Equity Fund, Class R6 Shares	42,518
2,959	JPMorgan Realty Income Fund, Institutional Class Shares (m)	38,589

	Total Investment Companies (Cost $235,796)	255,689

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — 1.2%
39		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family, 5.500%, 02/01/24	43
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
58		6.500%, 11/01/22—03/01/26	67
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
268		4.500%, 05/01/41	290
172		5.500%, 02/01/39	195
188		6.000%, 08/01/36 - 12/01/36	214
3		7.000%, 02/01/26	3
9		7.500%, 05/01/26 - 08/01/27	10
4		8.000%, 04/01/25 - 05/01/25	5
6		8.500%, 07/01/26	7
—	(h)	Federal Home Loan Mortgage Corp. Gold Pools, Other, 7.000%, 03/01/16	—	(h)
		Federal National Mortgage Association, 15 Year, Single Family,
10		4.500%, 05/01/19	11
13		5.000%, 10/01/19	14
104		6.000%, 10/01/19 - 01/01/24	111
127		Federal National Mortgage Association, 20 Year, Single Family, 5.500%, 02/01/28	142
		Federal National Mortgage Association, 30 Year, Single Family,
212		6.000%, 12/01/32 - 04/01/35	244
242		6.500%, 02/01/26 - 10/01/38	279
133		7.000%, 03/01/26 - 11/01/38	154
5		7.500%, 11/01/26	5
27		8.000%, 11/01/22 - 06/01/24	30
5		8.500%, 11/01/18	5
12		9.000%, 08/01/24	14
		Federal National Mortgage Association, Other,
142		VAR, 0.531%, 01/01/23	142
228		VAR, 0.551%, 05/01/24	228
200		1.735%, 05/01/20	198
400		2.010%, 06/01/20	400
192		2.350%, 05/01/23	190
361		2.395%, 01/01/22	362
342		2.400%, 12/01/22 - 07/01/23	339
240		2.410%, 01/01/23	239
400		2.450%, 11/01/22	398
136		2.490%, 10/01/17	140
250		2.520%, 05/01/23	247
192		2.530%, 03/01/23	193
700		2.590%, 11/01/21	708

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	45

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — continued
432	2.680%, 05/01/23	437
193	2.703%, 04/01/23	195
600	2.810%, 04/01/25	589
237	2.840%, 06/01/22	243
95	2.900%, 06/01/22	98
1,194	3.030%, 12/01/21 - 04/01/30	1,162
147	3.050%, 10/01/20	153
98	3.110%, 10/01/21	102
600	3.320%, 05/01/24	622
200	3.370%, 11/01/20	212
700	3.380%, 01/01/18 - 12/01/23	732
298	3.450%, 11/01/23	312
200	3.480%, 12/01/20	213
592	3.500%, 05/01/43 - 06/01/43	611
295	3.540%, 11/01/21	313
146	3.590%, 10/01/20	156
500	3.690%, 11/01/23	533
139	3.700%, 12/01/20	148
943	3.743%, 06/01/18	999
390	3.760%, 08/01/23	419
186	3.804%, 05/01/22	198
233	3.810%, 01/01/19	249
400	3.860%, 11/01/23	431
332	4.000%, 07/01/42	354
400	4.040%, 10/01/20	434
487	4.295%, 06/01/21	537
283	4.330%, 04/01/21	312
233	4.369%, 02/01/20	255
285	4.640%, 01/01/21	318
174	4.770%, 06/01/19	192
	Government National Mortgage Association II, 30 Year, Single Family,
2	8.000%, 07/20/28	3
25	8.500%, 09/20/25	28
	Government National Mortgage Association, 30 Year, Single Family,
35	6.500%, 01/15/24 - 03/15/28	40
93	7.000%, 04/15/24 - 05/15/26	97
16	7.500%, 06/15/25 - 05/15/26	17
15	8.000%, 04/15/24 - 09/15/27	16
24	8.500%, 06/15/22 - 12/15/22	25
1	10.000%, 07/15/18	1

	Total Mortgage Pass-Through Securities (Cost $17,068)	17,383

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 0.0% (g) (t)
	New York — 0.0% (g)
35	New York State Dormitory Authority, State Personal Income Tax, Series D, Rev., 5.600%, 03/15/40	42
150	Port Authority of New York & New Jersey, Consolidated, Series 164, Rev., 5.647%, 11/01/40	173

		215

	Ohio — 0.0% (g)
210	American Municipal Power, Inc., Meldahl Hydroelectric Project, Series B, Rev., 7.499%, 02/15/50	284

	Total Municipal Bonds (Cost $395)	499

Preferred Securities — 0.3% (x)
	Financials — 0.3%
	Banks — 0.1%
	Bank of America Corp.,
210	Series AA, VAR, 6.100%, 03/17/25	207
180	Series V, VAR, 5.125%, 06/17/19	176
	Citigroup, Inc.,
290	Series O, VAR, 5.875%, 03/27/20	290
150	Series P, VAR, 5.950%, 05/15/25	145
200	HSBC Holdings plc, (United Kingdom), VAR, 6.375%, 03/30/25	199
200	Lloyds Banking Group plc, (United Kingdom), VAR, 7.500%, 06/27/24	206
75	PNC Financial Services Group, Inc. (The), Series R, VAR, 4.850%, 06/01/23	72
124	Wells Fargo & Co., Series U, VAR, 5.875%, 06/15/25	126

		1,421

	Capital Markets — 0.1%
295	Bank of New York Mellon Corp. (The), Series E, VAR, 4.950%, 06/20/20	293
200	Credit Suisse Group AG, (Switzerland), VAR, 6.250%, 12/18/24 (e)	192
	Morgan Stanley,
180	Series H, VAR, 5.450%, 07/15/19	178
150	Series J, VAR, 5.550%, 07/15/20	149
	Goldman Sachs Group, Inc. (The),
165	Series L, VAR, 5.700%, 05/10/19	166
220	Series M, VAR, 5.375%, 05/10/20	217
185	State Street Corp., Series F, VAR, 5.250%, 09/15/20	185

		1,380

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN FUNDS	JUNE 30, 2015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Preferred Securities — continued
	Consumer Finance — 0.0% (g)
300	Capital One Financial Corp., Series E, VAR, 5.550%, 06/01/20	298

	Diversified Financial Services — 0.0% (g)
100	General Electric Capital Corp., Series B, VAR, 6.250%, 12/15/22	109

	Insurance — 0.1%
240	MetLife, Inc., Series C, VAR, 5.250%, 06/15/20	238
100	Swiss Re Capital I LP, (United Kingdom), VAR, 6.854%, 05/25/16 (e)	103

		341

	Total Preferred Securities (Cost $3,589)	3,549

Supranational — 0.0% (g)
64	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $64)	65

U.S. Government Agency Securities — 0.0% (g)
	Tennessee Valley Authority,
74	1.750%, 10/15/18 (m)	75
44	4.625%, 09/15/60 (m)	46
65	5.250%, 09/15/39 (m)	79

	Total U.S. Government Agency Securities (Cost $182)	200

U.S. Treasury Obligations — 6.1%
	U.S. Treasury Bonds,
3,000	5.375%, 02/15/31 (m)	4,033
2,000	6.000%, 02/15/26 (m)	2,686
3,000	U.S. Treasury Coupon STRIPS, 7.115%, 08/15/16 (m) (n)	2,986
	U.S. Treasury Notes,
6,000	0.250%, 05/15/16 (m)	5,998
5,575	0.375%, 01/31/16 (k) (m)	5,582
5,000	0.625%, 11/30/17 (m)	4,979
3,000	0.875%, 07/31/19 (m)	2,938
4,000	1.000%, 11/30/19 (m)	3,913
2,000	1.125%, 12/31/19 (m)	1,965
5,000	1.250%, 02/29/20 (m)	4,926
6,000	1.375%, 11/30/15 (m)	6,032
4,000	1.625%, 04/30/19 (m)	4,045
10,000	2.000%, 08/31/21 (m)	10,033
4,000	2.000%, 02/15/22 (m)	3,999
10,000	2.125%, 06/30/21 (m)	10,124
18	2.125%, 05/15/25 (m)	17
6,000	3.000%, 02/28/17 (m)	6,244
600	3.125%, 10/31/16 (m)	622
3,000	3.250%, 03/31/17 (m)	3,141

	Total U.S. Treasury Obligations (Cost $83,880)	84,263

NUMBER OF RIGHTS	SECURITY DESCRIPTION	VALUE($)

Right — 0.0% (g)
	Information Technology — 0.0% (g)
	Software — 0.0% (g)
—(h)	Com2uSCorp., (South Korea), Class R, expiring 07/31/15 (a) (Cost $—)	2

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
—(h)	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—))	—

PRINCIPAL AMOUNT($)
Short-Term Investments— 2.7%
	U.S. Treasury Obligations — 0.0% (g)
	U.S. Treasury Bills,
50	0.065%, 08/27/15 (k) (n)	50
70	0.067%, 11/12/15 (k) (n)	70
70	0.191%, 04/28/16 (k) (n)	70

	Total U.S. Treasury Obligations	190

SHARES
	Investment Company — 2.7%
38,077	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m)	38,077

	Total Short-Term Investments (Cost $38,267)	38,267

	Total Investments — 99.9% (Cost $1,210,436)	1,389,158
	Other Assets in Excess of Liabilities — 0.1% (c)	1,269

	NET ASSETS — 100.0%	$1,390,427

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	82.0%
United Kingdom	2.6
Japan	1.9
Switzerland	1.8
France	1.0
Others (each less than 1.0%)	8.0
Short-Term Investments	2.7

*	Percentages indicated are based on total investments as of June 30, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	47

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
73	TOPIX Index	09/10/15	JPY	$9,726	$(93)
142	10 Year Australian Government Bond	09/15/15	AUD	13,724	95
610	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	23,367	(114)
6	E-mini Russell 2000	09/18/15	USD	750	(6)
28	E-mini S&P 500	09/18/15	USD	2,876	(39)
137	10 Year U.S. Treasury Note	09/21/15	USD	17,285	105
181	U.S. Long Bond	09/21/15	USD	27,303	(646)
16	2 Year U.S. Treasury Note	09/30/15	USD	3,503	7
9	5 Year U.S. Treasury Note	09/30/15	USD	1,073	1
	Short Futures Outstanding
(1)	E-mini Russell 2000	09/18/15	USD	(125)	1
(82)	E-mini S&P 500	09/18/15	USD	(8,423)	124
(189)	10 Year Canadian Government Bond	09/21/15	CAD	(21,185)	(296)
(51)	10 Year U.S. Treasury Note	09/21/15	USD	(6,435)	46
(33)	U.S. Ultra Bond	09/21/15	USD	(5,084)	130
(235)	2 Year U.S. Treasury Note	09/30/15	USD	(51,450)	(100)
(299)	5 Year U.S. Treasury Note	09/30/15	USD	(35,658)	(81)

					$(866)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,428	AUD	BNP Paribas	08/28/15	$1,880	$1,867	$(13)
183	CHF	Standard Chartered Bank	08/28/15	199	196	(3)
4,968	DKK	BNP Paribas	08/28/15	728	744	16
308	EUR	Goldman Sachs International	08/28/15	348	344	(4)
3,704	EUR	Morgan Stanley	08/28/15	4,044	4,133	89
156	GBP	Morgan Stanley	08/28/15	243	245	2
134	GBP	Standard Chartered Bank	08/28/15	211	211	— (h)
2,226	HKD	Goldman Sachs International	08/28/15	287	287	— (h)
1,474	HKD	HSBC Bank, N.A.	08/28/15	190	190	— (h)
1,611	HKD	State Street Corp.	08/28/15	208	208	— (h)
29,366	JPY	Goldman Sachs International	08/28/15	243	240	(3)
58,980	JPY	Merrill Lynch International	08/28/15	474	482	8
48,754	JPY	State Street Corp.	08/28/15	401	399	(2)
2,097	NOK	Deutsche Bank AG	08/28/15	268	267	(1)
9,377	SEK	BNP Paribas	08/28/15	1,112	1,133	21
1,040	SGD	BNP Paribas	08/28/15	769	771	2
				$11,605	$11,717	$112

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN FUNDS	JUNE 30, 2015

Forward Foreign Currency Exchange Contracts (continued)
CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
1,675	CHF	Goldman Sachs International	08/28/15	$1,772	$1,796	$(24)
233	CHF	Royal Bank of Canada	08/28/15	249	250	(1)
253	EUR	Deutsche Bank AG	08/28/15	283	282	1
463	EUR	Goldman Sachs International	08/28/15	519	517	2
263	EUR	HSBC Bank, N.A.	08/28/15	295	294	1
473	EUR	Royal Bank of Canada	08/28/15	531	527	4
101	GBP	Barclays Bank plc	08/28/15	154	158	(4)
2,686	GBP	Goldman Sachs International	08/28/15	4,147	4,218	(71)
6,000	HKD	Goldman Sachs International	08/28/15	774	774	— (h)
101,183	JPY	Morgan Stanley	08/28/15	826	828	(2)
24,734	JPY	Societe Generale	08/28/15	197	201	(4)
16,949	JPY	State Street Corp.	08/28/15	141	139	2
1,132	NOK	Citibank, N.A.	08/28/15	144	145	(1)
2,923	NOK	Goldman Sachs International	08/28/15	379	372	7
1,780	NOK	Societe Generale	08/28/15	228	227	1
1,041	SEK	Deutsche Bank AG	08/28/15	127	125	2
				$10,766	$10,853	$(87)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	49

JPMorgan Diversified Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

ACES	— Alternative Credit Enhancement Securities
ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMBS	— Commercial Mortgage-Backed Security
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
DKK	— Danish Krone
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of June 30, 2015. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
NOK	— Norwegian Krone
NVDR	— Non-Voting Depositary Receipt
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REIT	— Real Estate Investment Trust
REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of June 30, 2015.
USD	— United States Dollar
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of June 30, 2015.
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.

(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares, number of rights, number of warrants or dollars).
(i)	— Security has been deemed illiquid and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for future contracts.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(x)

—  Securities are perpetual and, thus, do not have a predetermined maturity date. The coupon rates for these securities are fixed for a period of time and may be structured to adjust thereafter. The dates shown, if applicable, reflects the next call date. The coupon rates shown are the rate in effect as of June 30, 2015.

The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. of the Notes to Financial Statements is approximately $156,016,000 and 11.2% respectively.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN FUNDS	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	J.P. MORGAN FUNDS	51

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands, except per share amounts)

Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$1,095,392
Investments in affiliates, at value	293,766

Total investment securities, at value	1,389,158
Cash	1,885
Foreign currency, at value	250
Deposits at broker for futures contracts	275
Receivables:
Investment securities sold	6,509
Fund shares sold	1,402
Interest and dividends from non-affiliates	2,947
Dividends from affiliates	2
Tax reclaims	272
Unrealized appreciation on forward foreign currency exchange contracts	158

Total Assets	1,402,858

LIABILITIES:
Payables:
Distributions	828
Investment securities purchased	9,661
Fund shares redeemed	902
Variation margin on futures contracts	62
Unrealized depreciation on forward foreign currency exchange contracts	133
Accrued liabilities:
Investment advisory fees	444
Distribution fees	55
Shareholder servicing fees	57
Custodian and accounting fees	156
Trustees’ and Chief Compliance Officer’s fees	2
Deferred India capital gains tax	2
Other	129

Total Liabilities	12,431

Net Assets	$1,390,427

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN FUNDS	JUNE 30, 2015

Diversified Fund
NET ASSETS:
Paid-in-Capital	$1,190,382
Accumulated undistributed (distributions in excess of) net investment income	(321)
Accumulated net realized gains (losses)	22,513
Net unrealized appreciation (depreciation)	177,853

Total Net Assets	$1,390,427

Net Assets:
Class A	$150,561
Class C	38,224
Institutional Class	1,115,749
Select Class	85,893

Total	$1,390,427

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,053
Class C	2,313
Institutional Class	66,869
Select Class	5,139

Net Asset Value (a):
Class A — Redemption price per share	$16.63
Class C — Offering price per share (b)	16.52
Institutional Class — Offering and redemption price per share	16.69
Select Class — Offering and redemption price per share	16.71
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.41

Cost of investments in non-affiliates	$936,563
Cost of investments in affiliates	273,873
Cost of foreign currency	248

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	53

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$10,308
Dividend income from non-affiliates	13,997
Dividend income from affiliates	6,499
Foreign taxes withheld	(365)

Total investment income	30,439

EXPENSES:
Investment advisory fees	7,049
Administration fees	1,054
Distribution fees:
Class A	375
Class B (a)	12
Class C	252
Shareholder servicing fees:
Class A	375
Class B (a)	4
Class C	84
Institutional Class	1,006
Select Class	225
Custodian and accounting fees	536
Interest expense to affiliates	5
Professional fees	128
Trustees’ and Chief Compliance Officer’s fees	13
Printing and mailing costs	52
Registration and filing fees	121
Transfer agent fees	267
Other	34

Total expenses	11,592

Less fees waived	(3,707)

Net expenses	7,885

Net investment income (loss)	22,554

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	43,931	(b)
Investment in affiliates	915
Futures	4,663
Foreign currency transactions	(592)

Net realized gain (loss)	48,917

Distributions of capital gains received from investment company affiliates	3,975
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(14,701	)(c)
Investments in affiliates	(11,056)
Futures	(1,347)
Foreign currency translations	(135)

Change in net unrealized appreciation/depreciation	(27,239)

Net realized/unrealized gains (losses)	25,653

Change in net assets resulting from operations	$48,207

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Net of India capital gains tax of approximately $(10,000).
(c)	Net of change in India capital gains tax of approximately $37,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN FUNDS	JUNE 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$22,554	$20,816
Net realized gain (loss)	48,917	55,198
Distributions of capital gains received from investment company affiliates	3,975	6,364
Change in net unrealized appreciation/depreciation	(27,239)	83,948

Change in net assets resulting from operations	48,207	166,326

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,268)	(2,767)
From net realized gains	(7,379)	(6,209)
Class B (a)
From net investment income	(14)	(32)
From net realized gains	(86)	(109)
Class C
From net investment income	(380)	(366)
From net realized gains	(1,663)	(1,059)
Institutional Class
From net investment income	(20,379)	(18,672)
From net realized gains	(48,667)	(31,511)
Select Class
From net investment income	(1,456)	(2,051)
From net realized gains	(4,084)	(4,093)

Total distributions to shareholders	(86,376)	(66,869)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	214,774	234,081

NET ASSETS:
Change in net assets	176,605	333,538
Beginning of period	1,213,822	880,284

End of period	$1,390,427	$1,213,822

Accumulated undistributed (distributions in excess of) net investment income	$(321)	$1,684

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,706	$23,504
Distributions reinvested	9,118	8,420
Cost of shares redeemed	(28,986)	(32,482)
Conversion from Class B Shares	1,499	360

Change in net assets resulting from Class A capital transactions	$1,337	$(198)

Class B (a)
Proceeds from shares issued	$52	$113
Distributions reinvested	100	141
Cost of shares redeemed	(786)	(648)
Conversion to Class A Shares	(1,499)	(360)

Change in net assets resulting from Class B capital transactions	$(2,133)	$(754)

Class C
Proceeds from shares issued	$13,168	$13,646
Distributions reinvested	1,814	1,219
Cost of shares redeemed	(5,621)	(5,997)

Change in net assets resulting from Class C capital transactions	$9,361	$8,868

Institutional Class
Proceeds from shares issued	$310,536	$263,207
Distributions reinvested	64,436	45,343
Cost of shares redeemed	(146,143)	(116,891)

Change in net assets resulting from Institutional Class capital transactions	$228,829	$191,659

Select Class
Proceeds from shares issued	$16,902	$46,339
Distributions reinvested	3,059	4,093
Cost of shares redeemed	(42,581)	(15,926)

Change in net assets resulting from Select Class capital transactions	$(22,620)	$34,506

Total change in net assets resulting from capital transactions	$214,774	$234,081

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN FUNDS	JUNE 30, 2015

	Diversified Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	1,166	1,420
Reinvested	559	512
Redeemed	(1,708)	(1,966)
Conversion from Class B Shares	89	22

Change in Class A Shares	106	(12)

Class B (a)
Issued	3	7
Reinvested	6	9
Redeemed	(47)	(39)
Conversion to Class A Shares	(88)	(22)

Change in Class B Shares	(126)	(45)

Class C
Issued	783	829
Reinvested	112	75
Redeemed	(335)	(364)

Change in Class C Shares	560	540

Institutional Class
Issued	18,377	15,816
Reinvested	3,929	2,743
Redeemed	(8,573)	(7,009)

Change in Institutional Class Shares	13,733	11,550

Select Class
Issued	1,001	2,749
Reinvested	187	247
Redeemed	(2,475)	(960)

Change in Select Class Shares	(1,287)	2,036

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Year Ended June 30, 2015	$17.20	$0.23	(f)	$0.32	$0.55	$(0.26)	$(0.86)	$(1.12)
Year Ended June 30, 2014	15.60	0.26	(f)	2.34	2.60	(0.30)	(0.70)	(1.00)
Year Ended June 30, 2013	14.26	0.28	(f)	1.63	1.91	(0.28)	(0.29)	(0.57)
Year Ended June 30, 2012	14.46	0.30	(f)	(0.18)	0.12	(0.32)	— (g)	(0.32)
Year Ended June 30, 2011	12.08	0.27	(f)	2.38	2.65	(0.27)	—	(0.27)

Class C
Year Ended June 30, 2015	17.11	0.15	(f)	0.30	0.45	(0.18)	(0.86)	(1.04)
Year Ended June 30, 2014	15.53	0.18	(f)	2.33	2.51	(0.23)	(0.70)	(0.93)
Year Ended June 30, 2013	14.22	0.21	(f)	1.62	1.83	(0.23)	(0.29)	(0.52)
Year Ended June 30, 2012	14.43	0.23	(f)	(0.18)	0.05	(0.26)	— (g)	(0.26)
Year Ended June 30, 2011	12.06	0.21	(f)	2.37	2.58	(0.21)	—	(0.21)

Institutional Class
Year Ended June 30, 2015	17.25	0.32	(f)	0.32	0.64	(0.34)	(0.86)	(1.20)
Year Ended June 30, 2014	15.64	0.35	(f)	2.34	2.69	(0.38)	(0.70)	(1.08)
Year Ended June 30, 2013	14.29	0.36	(f)	1.63	1.99	(0.35)	(0.29)	(0.64)
Year Ended June 30, 2012	14.49	0.37	(f)	(0.18)	0.19	(0.39)	— (g)	(0.39)
Year Ended June 30, 2011	12.10	0.34	(f)	2.38	2.72	(0.33)	—	(0.33)

Select Class
Year Ended June 30, 2015	17.28	0.27	(f)	0.31	0.58	(0.29)	(0.86)	(1.15)
Year Ended June 30, 2014	15.66	0.32	(f)	2.35	2.67	(0.35)	(0.70)	(1.05)
Year Ended June 30, 2013	14.31	0.32	(f)	1.64	1.96	(0.32)	(0.29)	(0.61)
Year Ended June 30, 2012	14.51	0.33	(f)	(0.17)	0.16	(0.36)	— (g)	(0.36)
Year Ended June 30, 2011	12.12	0.31	(f)	2.38	2.69	(0.30)	—	(0.30)

(a)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(c)	Does not include expenses of Underlying Funds.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)(d)	Net investment income (loss) (a)	Expenses without waivers, reimbursements and earnings credits (c)	Portfolio turnover rate (e)

$16.63	3.40%	$150,561	1.00%	1.37%	1.25%	49%
17.20	17.10	153,904	1.04	1.59	1.24	58
15.60	13.67	139,734	1.02	1.87	1.25	53
14.26	1.04	128,999	1.02	2.17	1.27	66
14.46	22.03	134,738	0.99	1.98	1.27	76

16.52	2.87	38,224	1.51	0.87	1.74	49
17.11	16.53	29,994	1.55	1.12	1.74	58
15.53	13.10	18,843	1.53	1.37	1.75	53
14.22	0.49	10,566	1.53	1.67	1.77	66
14.43	21.48	9,647	1.51	1.52	1.77	76

16.69	3.96	1,115,749	0.51	1.86	0.82	49
17.25	17.67	916,735	0.55	2.10	0.84	58
15.64	14.24	650,287	0.53	2.36	0.85	53
14.29	1.53	447,930	0.53	2.65	0.87	66
14.49	22.64	507,286	0.50	2.49	0.87	76

16.71	3.63	85,893	0.75	1.60	0.99	49
17.28	17.46	111,022	0.79	1.90	0.99	58
15.66	13.96	68,741	0.77	2.12	1.00	53
14.31	1.27	58,910	0.77	2.40	1.02	66
14.51	22.32	75,018	0.74	2.22	1.02	76

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The investment objective of the Fund is to seek to provide a high total return from a diversified portfolio of equity and fixed income investments.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Fund’s investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments shall be valued by applying an international fair value factor provided by an approved Pricing Service. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

60	J.P. MORGAN FUNDS	JUNE 30, 2015

Futures are generally valued on the basis of available market quotations. Forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities held by the Fund at June 30, 2015.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$93,374	$20,831	$304		$114,509
Consumer Staples	26,599	13,217	—		39,816
Energy	36,339	7,149	—		43,488
Financials	113,543	39,414	—		152,957
Health Care	94,569	15,841	—	(a)	110,410
Industrials	58,053	17,451	—		75,504
Information Technology	115,525	14,570	—		130,095
Materials	20,282	10,870	—		31,152
Telecommunication Services	7,897	5,537	—		13,434
Utilities	13,050	3,973	—		17,023

Total Common Stocks	579,231	148,853	304		728,388

Preferred Stocks
Consumer Discretionary	—	1,085	—		1,085
Consumer Staples	—	1,362	—		1,362
Financials	17	—	—		17

Total Preferred Stocks	17	2,447	—		2,464

Debt Securities
Asset-Backed Securities	—	9,124	40,519		49,643
Collateralized Mortgage Obligations
Agency CMO	—	71,947	—		71,947
Non-Agency CMO	—	18,156	54		18,210

Total Collateralized Mortgage Obligations	—	90,103	54		90,157

JUNE 30, 2015	J.P. MORGAN FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Commercial Mortgage-Backed Securities	$—	$6,639	$611		$7,250
Corporate Bonds
Consumer Discretionary	—	7,715	—		7,715
Consumer Staples	—	7,565	—		7,565
Energy	—	11,511	—		11,511
Financials	—	39,488	—		39,488
Health Care	—	9,133	—		9,133
Industrials	—	7,834	—		7,834
Information Technology	—	4,690	—		4,690
Materials	—	4,046	—		4,046
Telecommunication Services	—	5,454	—		5,454
Utilities	—	13,371	—		13,371

Total Corporate Bonds	—	110,807	—		110,807

Foreign Government Securities	—	532	—		532
Mortgage Pass-Through Securities	—	17,383	—		17,383
Municipal Bonds	—	499	—		499
Preferred Securities
Financials	—	3,549	—		3,549
Supranational	—	65	—		65
U.S. Government Agency Securities	—	200	—		200
U.S. Treasury Obligations	—	84,263	—		84,263
Right
Information Technology	—	2	—		2
Warrant
Financials	—	—	—	(a)	— (a)
Short-Term Investments
U.S. Treasury Obligations	—	190	—		190
Investment Company	38,077	—	—		38,077

Total Short-Term Investments	38,077	190	—		38,267

Investment Companies	255,689	—	—		255,689

Total Investments in Securities	$873,014	$474,656	$41,488		$1,389,158

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$158	$—		$158
Futures Contracts	509	—	—		509

Total Appreciation in Other Financial Instruments	$509	$158	$—		$667

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(133)	$—		$(133)
Futures Contracts	(1,375)	—	—		(1,375)

Total Depreciation in Other Financial Instruments	$(1,375)	$(133)	$—		$(1,508)

(a)	Value is zero.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2015.

62	J.P. MORGAN FUNDS	JUNE 30, 2015

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

JPMorgan Diversified Fund	Balance as of June 30, 2014		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)		Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2015
Investments in Securities:
Asset-Backed Securities	$31,932		$2	$(209)	$159		$15,480		$(6,845)	$—	$—	$40,519
Collateralized Mortgage Obligations — Agency CMO	9		—	—	—		—		—	—	(9)	—
Collateralized Mortgage Obligations — Non-Agency CMO	—		—	(1)	—	(a)	—		(48)	103	—	54
Commercial Mortgage-Backed Securities	181		—	(7)	(32)		490		(21)	—	—	611
Common Stocks — Consumer Discretionary	—		73	93	—		32		(270)	376	—	304
Common Stocks — Consumer Staples	—	(b)	(158)	173	—		—		(15)	—	—	—
Common Stocks — Health Care	—	(b)	—	—	—		—		—	—	—	—	(b)
Corporate Bonds — Industrials	826		—	—	—		—		—	—	(826)	—
Warrant — Financials	—		—	—	—		—	(b)	—	—	—	—	(b)

Total	$32,948		$(83)	$49	$127		$16,002		$(7,199)	$479	$(835)	$41,488

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than $1,000.
(b)	Value is zero.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), respectively, which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at June 30, 2015, which were valued using significant unobservable inputs (Level 3), amounted to approximately $(111,000).

Diversified Fund

Quantitative Information about Level 3 Fair Value Measurements #

(amounts in thousands)

	Fair Value at June 30, 2015		Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	—	(a)	Mergers and Acquisitions	Discount for potential outcome	100% (N/A)

Common Stock	—	(a)

	40,001		Discounted Cash Flow	Constant Prepayment Rate	0% - 10.00% (3.60%)
				Constant Default Rate	2.00% - 30.00% (5.78%)
				Yield (Discount Rate of Cash Flows)	1.32% -8.50% (4.75%)

Asset-Backed Securities	40,001

	525		Discounted Cash Flow	Constant Prepayment Rate	0.00 - 100.00% (7.27%)
				Yield (Discount Rate of Cash Flows)	(8.76)% - 4.29% (3.54%)

Commercial Mortgage-Backed Securities	525

Total	40,526

#	The table above does not include certain Level 3 investments that are valued by brokers and pricing services. At June 30, 2015, the value of these investments was approximately $962,000. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

(a)	Value is zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value

JUNE 30, 2015	J.P. MORGAN FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Fund.

As of June 30, 2015, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A and/or Regulation S under the Securities Act.

The value and percentage of net assets of securities deemed to be illiquid as of June 30, 2015, was $0 and 0.0%, respectively.

C. Futures Contracts — The Fund used treasury, index or other financial futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transactions costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2015 (amounts in thousands):

Futures Contracts:
Equity
Average Notional Balance Long	$42,828
Average Notional Balance Short	20,470
Ending Notional Balance Long	36,719
Ending Notional Balance Short	8,548
Interest Rate
Average Notional Balance Long	69,002
Average Notional Balance Short	75,381
Ending Notional Balance Long	62,888
Ending Notional Balance Short	119,812

The Fund’s future contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore, at times, used forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency contract offsets another forward foreign currency contract with the same counterparty upon settlement.

64	J.P. MORGAN FUNDS	JUNE 30, 2015

As of June 30, 2015, the Fund did not receive or post collateral for forward foreign currency exchange contracts.

The table below discloses the volume of the Fund’s forward foreign currency exchange contracts activity during the year ended June 30, 2015 (amounts in thousands):

Forward Foreign Currency Exchange Contracts:
Average Notional Balance Long	$12,612
Average Notional Balance Short	11,605
Ending Notional Balance Long	11,382
Ending Notional Balance Short	10,766

E. Summary of Derivatives Information — The following table presents the value of derivatives held as of June 30, 2015, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

Derivative Contracts	Statement of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$384	$—	$384
Foreign exchange contracts	Receivables	—	158	158
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	125	—	125

Total		$509	$158	$667

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,123)	$—	$(1,123)
Foreign exchange contracts	Payables	—	(133)	(133)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(252)	—	(252)

Total		$(1,375)	$(133)	$(1,508)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the SOI. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable from/to brokers.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

The following tables present the effect of derivatives on the Statement of Operations for the year ended June 30, 2015, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$926	$—	$926
Foreign exchange contracts	—	(392)	(392)
Equity contracts	3,737	—	3,737

Total	$4,663	$(392)	$4,271

JUNE 30, 2015	J.P. MORGAN FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statement of Operations
Derivative Contracts	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(1,155)	$—	$(1,155)
Foreign exchange contracts	—	(85)	(85)
Equity contracts	(192)	—	(192)

Total	$(1,347)	$(85)	$(1,432)

The Fund’s derivatives contracts held at June 30, 2015 are not accounted for as hedging instruments under GAAP.

F. Investment Transactions with Affiliates — The Fund invests in Underlying Funds which are advised by J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds (amounts in thousands):

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$23,894	$17,422	$11,400	$(633)	$1,423	$3,397	$27,111
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	23,065	6,307	16,435	1,092	308	506	11,290
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	12,040	2,512	—	—	13	1,511	12,420
JPMorgan High Yield Fund, Class R6 Shares	54,017	17,635	12,065	735	3,045	7,290	55,116
JPMorgan International Realty Fund, Class R5 Shares	2,752	—	2,749	1,041	—	—	—
JPMorgan Intrepid International Fund, Institutional Class Shares	56,611	19,373	6,000	20	873	3,344	68,645
JPMorgan Mid Cap Equity Fund, Class R6 Shares	35,485	4,817	—	1,668	149	895	42,518
JPMorgan Prime Money Market Fund, Institutional Class Shares	38,699	492,916	493,538	—	13	38,077	38,077
JPMorgan Realty Income Fund, Institutional Class Shares	33,156	5,392	—	967	675	2,959	38,589

	$279,719			$4,890	$6,499		$293,766

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statement of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statement of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statement of Operations.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, and distributions of net investment income and realized capital gains from the Underlying Funds, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

To the extent such information is publically available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

66	J.P. MORGAN FUNDS	JUNE 30, 2015

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and, as a result, bears a portion of the expenses incurred by these Underlying Funds. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratio to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests. The Fund is subject to a tax imposed on short-term capital gains on securities of issuers domiciled in India. The Fund records an estimated deferred tax liability for these securities that have been held for less than one year at the end of the reporting period, assuming those positions were disposed of at the end of the period. This amount, if any, is reported as Deferred India capital gains tax in the accompanying Statement of Assets and Liabilities. Short-term realized capital losses on the sale of securities of issuers domiciled in India can be carried forward for eight years to offset potential future short-term realized capital gains.

India has recently enacted rules imposing a tax on the indirect transfers of Indian shares, although additional guidance from the Indian tax authorities is awaited. At present, management does not believe that such tax will be applicable to the Fund. However, management’s conclusion, regarding this and other foreign tax matters, may be subject to future review based on changes in, or the interpretation of, the accounting standards and the tax laws and regulations.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$—	(a)	$(62)	$62

(a)	Amount rounds to less than $1,000.

The reclassifications for the Fund relate primarily to foreign currency gains or losses and investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.55% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JUNE 30, 2015	J.P. MORGAN FUNDS	67

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares. The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.75% of the average daily net assets of Class A, Class B, and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following (amounts in thousands):

Front-End Sales Charge	CDSC
$37	$1

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The expense limitation agreement was in effect for the year ended June 30, 2015 and is in place until at least October 31, 2015 except for Class B Shares which are no longer operating.

For the year ended June 30, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total
$1,040	$223	$839	$2,102

In addition, the Fund’s service providers have voluntarily waived fees during the year ended June 30, 2015. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

Voluntary Waivers
Investment Advisory	Administration	Total
$987	$545	$1,532

68	J.P. MORGAN FUNDS	JUNE 30, 2015

Additionally, the Fund may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2015, was approximately $73,000.

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Adviser and/or Distributor have agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended June 30, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$719,939	$569,989	$48,969	$41,210

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$1,219,435	$199,137	$29,414	$169,723

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$41,329	$45,047	$86,376

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$42,934	$23,935	$66,869

JUNE 30, 2015	J.P. MORGAN FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$7,070	$26,027	$168,873

The cumulative timing differences primarily consist of late year specified ordinary loss deferrals, wash sale loss deferrals and distributions payable.

Specified ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2015, the Fund deferred to July 1, 2015 specified losses of approximately $1,069,000.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Adviser or an affiliate may from time to time exercise discretion on behalf of certain of their clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

Because of the Fund’s investments in the Underlying Funds, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these securities are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given the historically low interest rate environment, risks associated with rising rates are heightened. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by

70	J.P. MORGAN FUNDS	JUNE 30, 2015

sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

JUNE 30, 2015	J.P. MORGAN FUNDS	71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan Diversified Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Diversified Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

72	J.P. MORGAN FUNDS	JUNE 30, 2015

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

JUNE 30, 2015	J.P. MORGAN FUNDS	73

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

74	J.P. MORGAN FUNDS	JUNE 30, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2015	J.P. MORGAN FUNDS	75

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	$1,020.30	$5.01	1.00%
Hypothetical	1,000.00	1,019.84	5.01	1.00
Class C
Actual	1,000.00	1,017.80	7.55	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Institutional Class
Actual	1,000.00	1,023.30	2.56	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51
Select Class
Actual	1,000.00	1,021.40	3.76	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

76	J.P. MORGAN FUNDS	JUNE 30, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 42.26% or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2015.

Long-Term Capital Gain

The Fund distributed approximately $45,047,000, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015.

Qualified Dividend Income (QDI)

The Fund had approximately $20,512,000, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015.

JUNE 30, 2015	J.P. MORGAN FUNDS	77

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-DIV-615

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2015

JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

Dear Shareholder,

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment — though not reflected in wage growth — drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

financial crisis. While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

U.S equity markets performed strongly in the latter half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at several record highs but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928.

Overall, U.S. large cap stocks only slightly outperformed mid cap and small cap stocks for the twelve months ended June 30, 2015. Also, growth stocks outperformed value stocks across all market cap categories. For the twelve month period, the S&P 500 Index returned 7.42%, while the Russell 1000 Index returned 7.37%, the Russell 1000 Growth Index returned 10.56% and the Russell 1000 Value Index returned 4.13%.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	9.53%
S&P 500 Index	7.42%

Net Assets as of 6/30/2015 (In Thousands)	$7,746,415

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Institutional Class Shares outperformed the Benchmark for the twelve months ended June 30, 2015. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd., Lowe’s Cos. and Boston Scientific Corp. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and news of its $37 billion acquisition by Broadcom Corp. Shares of Lowe’s, a home-improvement retail chain, rose on increased consumer spending in the U.S. and better-than-expected quarterly sales. Shares of Boston Scientific, a medical device maker, rose after the company’s management unveiled a growth and expansion strategy.

Leading individual detractors from relative performance included the Fund’s overweight positions in Fluor Corp., Marathon Oil Corp. and Union Pacific Corp. Shares of Fluor, an engineering and construction services company, fell on lower demand from the energy sector. Shares of Marathon Oil, an oil and gas exploration and production company, declined on continued weakness in global energy prices. Shares of Union Pacific, a freight railroad operator, fell amid weaker freight volumes, particularly for coal.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.5%
2.	Comcast Corp., Class A	2.8
3.	Goldman Sachs Group, Inc. (The)	2.4
4.	Facebook, Inc., Class A	2.3
5.	Biogen, Inc.	2.3
6.	Morgan Stanley	2.2
7.	Twenty-First Century Fox, Inc., Class A	2.0
8.	Gilead Sciences, Inc.	2.0
9.	Avago Technologies Ltd., (Singapore)	2.0
10.	Lam Research Corp.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.9%
Consumer Discretionary	17.7
Financials	16.9
Health Care	16.5
Industrials	12.0
Energy	6.3
Consumer Staples	4.9
Materials	2.4
Utilities	1.8
Telecommunication Services	1.2
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
Without Sales Charge		9.04%	17.99%	8.26%
With Sales Charge*		3.34	16.73	7.68
CLASS R6 SHARES	March 24, 2003	9.67	18.58	8.81
INSTITUTIONAL CLASS SHARES	January 3, 1997	9.53	18.46	8.70
SELECT CLASS SHARES	September 10, 2001	9.34	18.28	8.53

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.76%
Russell 1000 Growth Index	10.56%

Net Assets as of 6/30/2015 (In Thousands)	$337,196

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the consumer discretionary and producer durables sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s overweight positions in the health care sector and its security selection in the consumer staples sector were leading positive contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Michael Kors Holdings Ltd. and Schlumberger Ltd., and its underweight position in Apple Inc. Shares of Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Schlumberger, a supplier of services to the energy industry, fell on weak demand amid continued weakness in global oil prices. Shares of Apple, a maker of mobile devices and personal computers, rose on a string of positive earnings announcements.

Leading individual contributors to relative performance included the Fund’s overweight positions in Gilead Sciences Inc., Regeneron Pharmaceuticals Inc. and CVS Health Corp. Shares of Gilead Sciences, a drug development company, rose on the sales prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of Regeneron, a biopharmaceutical company, rose on accelerating sales of its eye drug, Eylea, and advances in the company’s pipeline of potential new drugs. Shares of CVS Health, a pharmacy benefits provider and retail chain operator, rose on the strength of its integrated retail/pharmacy benefit operations.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	MasterCard, Inc., Class A	5.3%
2.	Facebook, Inc., Class A	5.0
3.	Gilead Sciences, Inc.	4.9
4.	Regeneron Pharmaceuticals, Inc.	4.5
5.	Google, Inc., Class A	4.3
6.	Amazon.com, Inc.	4.2
7.	Home Depot, Inc. (The)	3.6
8.	Celgene Corp.	3.6
9.	Starbucks Corp.	3.5
10.	Salesforce.com, Inc.	3.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	33.7%
Health Care	22.9
Consumer Discretionary	20.1
Industrials	5.6
Financials	4.6
Energy	3.8
Materials	2.9
Consumer Staples	2.5
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	November 30, 2007
Without Sales Charge		7.46%	17.61%	7.38%
With Sales Charge*		1.81	16.35	6.62
CLASS C SHARES	November 30, 2007
Without CDSC		6.93	17.03	6.85
With CDSC**		5.93	17.03	6.85
CLASS R5 SHARES	November 30, 2007	7.99	18.13	7.86
SELECT CLASS SHARES	November 30, 2007	7.76	17.91	7.65

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	6.26%
S&P 500 Index	7.42%

Net Assets as of 6/30/2015 (In Thousands)	$83,504

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the technology and financials services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and its underweight position in the energy sector were leading positive contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Apple Inc. and its overweight positions in Google Inc. and Kansas City Southern. Shares of Apple, a maker of mobile devices and personal computers that was not held by the Fund, rose on a string of positive earnings announcements. Shares of Google, a provider of internet services and technology, declined weaker-than-expected results and the decision by Mozilla Corp. to replace Google with Yahoo Inc. as its default search engine. Shares of Kansas City Southern, a freight railroad operator, declined on lower volumes for coal and agricultural products.

Leading individual contributors to relative performance included the Fund’s overweight positions in Gilead Sciences Inc., Starbucks Corp. and Mastercard Inc. Shares of Gilead Sciences, a drug development company, rose on the sales prospects for Sovaldi, the company’s drug for the treatment of Hepatitis C. Shares of Starbucks, an operator of retail coffee shops, rose on continued growth of sales, store traffic and operating income. Shares of Mastercard, an electronic payments and credit card company, rose on better-than-expected earnings and the company’s expansion plans.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest overweight positions versus the Benchmark were in the consumer discretionary and financial services sectors. The Fund’s largest underweight positions versus the Benchmark were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Gilead Sciences, Inc.	5.6%
2.	Facebook, Inc., Class A	5.4
3.	Google, Inc., Class C	4.7
4.	MasterCard, Inc., Class A	4.6
5.	Regeneron Pharmaceuticals, Inc.	4.6
6.	American International Group, Inc.	4.6
7.	Wells Fargo & Co.	4.1
8.	Amazon.com, Inc.	3.7
9.	Celgene Corp.	3.6
10.	Priceline Group, Inc. (The)	3.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.2%
Information Technology	20.9
Health Care	17.0
Consumer Discretionary	15.6
Industrials	6.1
Energy	5.3
Materials	3.9
Consumer Staples	3.3
Utilities	1.3
Short-Term Investment	3.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
Without Sales Charge		5.98%	17.32%	14.51%
With Sales Charge*		0.40	15.24	12.95
CLASS C SHARES	July 29, 2011
Without CDSC		5.44	16.72	13.94
With CDSC**		4.44	16.72	13.94
SELECT CLASS SHARES	July 29, 2011	6.26	17.62	14.80

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Focus Fund, the S&P 500 Index and the Lipper Large-Cap Growth Funds Index from July 29, 2011 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Growth Funds Index represents the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 30, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	4.96%
Russell 1000 Value Index	4.13%

Net Assets as of 6/30/2015 (In Thousands)	$10,253,180

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income1.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and underweight position in the energy sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection and underweight position in the health care and consumer staples sectors were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Apple Inc., Home Depot Inc. and CME Group Inc. Shares of Apple, a consumer electronics company not held in the Benchmark, rose on a string of positive earnings announcements. Shares of Home Depot, a home improvement retail chain not held in the Benchmark, rose on earnings and sales growth amid strong consumer spending in the U.S. Shares of CME Group, owner/operator of financial exchanges for futures, options and derivatives, rose on strong trading volumes.

Leading individual detractors from relative performance included the Fund’s overweight position in ConocoPhillips and its underweight positions in UnitedHealth Group Inc. and JPMorgan Chase & Co. Shares of ConocoPhillips, an integrated energy sector company, fell on continued weakness in oil and gas prices and declining demand for coal. Shares of UnitedHealth, a health care benefits provider that was not held by the Fund, rose on expectations that it will benefit from the Affordable Care Act. Shares of JPMorgan, a banking and financial services company that cannot be held by the Fund, rose on earnings and revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

1	Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved a change to the Fund’s investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek current income through regular payment of dividends as well as to achieve capital appreciation by investing primarily in equity securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.7%
2.	Exxon Mobil Corp.	2.8
3.	Apple, Inc.	2.4
4.	Johnson & Johnson	2.3
5.	PNC Financial Services Group, Inc. (The)	2.2
6.	Pfizer, Inc.	2.1
7.	CME Group, Inc.	2.0
8.	Merck & Co., Inc.	2.0
9.	Altria Group, Inc.	1.9
10.	Home Depot, Inc. (The)	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.8%
Consumer Discretionary	13.0
Health Care	11.8
Industrials	10.4
Information Technology	10.2
Consumer Staples	8.3
Energy	7.8
Utilities	4.4
Materials	2.6
Telecommunication Services	1.5
Short-Term Investment	3.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		4.71%	17.00%	8.08%
With Sales Charge*		(0.81)	15.76	7.50
CLASS C SHARES	November 4, 1997
Without CDSC		4.18	16.43	7.52
With CDSC**		3.18	16.43	7.52
CLASS R2 SHARES	February 28, 2011	4.44	16.71	7.90
CLASS R5 SHARES	February 28, 2011	5.16	17.48	8.48
CLASS R6 SHARES	January 31, 2012	5.31	17.52	8.50
SELECT CLASS SHARES	July 2, 1987	4.96	17.29	8.39

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge.

The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Growth and Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	5.24%
Russell 1000 Value Index[1]	4.13%
S&P 500/Citigroup Value Index	4.57%

Net Assets as of 6/30/2015 (In Thousands)	$495,319

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the energy and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and financial services sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Humana Inc., Apple Inc. and Home Depot Inc. Shares of Humana, a health insurance provider, rose on news of a $33 billion takeover bid from Aetna Inc. Shares of Apple, a consumer electronics company not held in the Benchmark, rose on a string of positive earnings announcements. Shares of Home Depot, a home improvement retail chain that was not held in the Benchmark, rose on earnings and sales growth amid strong consumer spending in the U.S.

Leading individual detractors from relative performance included the Fund’s underweight position in JPMorgan Chase & Co. and its overweight positions in United Continental Holdings Inc. and Occidental Petroleum Corp. Shares of JPMorgan, a banking and financial services company that cannot be held by the Fund, rose on earnings and profit growth. Shares of United Continental, an airline operator not held in the Benchmark, declined along with the shares of other airlines amid investor worries that U.S. carriers were pursuing market share growth at the expense of profit growth. Shares of Occidental Petroleum, an oil and gas exploration and production company, fell on continued weakness in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research. During the reporting period, the Fund was overweight in the consumer discretionary sector, a sector in which the Fund’s portfolio managers believed they had found many of the qualities they typically seek, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

1	On November 1, 2014, the Fund adopted the Russell 1000 Value Index as its primary Benchmark, replacing the S&P 500/Citigroup Value Index. The Fund’s portfolio managers believe the Russell 1000 Value Index is more representative of benchmarks for growth and income funds.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.0%
2.	Exxon Mobil Corp.	2.6
3.	Apple, Inc.	2.5
4.	Microsoft Corp.	2.4
5.	Bank of America Corp.	2.2
6.	Hartford Financial Services Group, Inc. (The)	2.1
7.	Occidental Petroleum Corp.	2.0
8.	Humana, Inc.	1.9
9.	Verizon Communications, Inc.	1.8
10.	Berkshire Hathaway, Inc., Class B	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	33.1%
Health Care	12.9
Consumer Discretionary	12.2
Information Technology	10.5
Industrials	8.5
Energy	8.3
Consumer Staples	6.8
Utilities	2.7
Telecommunication Services	1.8
Materials	1.6
Short-Term Investment	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
Without Sales Charge		5.24%	17.18%	7.02%
With Sales Charge*		(0.29)	15.92	6.44
CLASS C SHARES	January 2, 1998
Without CDSC		4.68	16.58	6.48
With CDSC**		3.68	16.58	6.48
SELECT CLASS SHARES	January 25, 1996	5.48	17.49	7.33

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, the Russell 1000 Value Index, the S&P 500/Citigroup Value Index, the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index and the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500/Citigroup

Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index and the Lipper Large-Cap Value Funds Index are indices based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

On November 1, 2014, the Fund adopted the Russell 1000 Value Index as its primary Benchmark, replacing the S&P 500/Citigroup Value Index. The Fund’s portfolio managers believe the Russell 1000 Value Index is more representative of benchmarks for growth and income funds.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.60%
S&P 500 Index	7.42%

Net Assets as of 6/30/2015 (In Thousands	$202,694

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund captured 75% of the Benchmark’s total return with about 59% of the Benchmark’s volatility during the reporting period, which was within the Fund’s expected performance. The Fund’s security selection in the producer durables and materials & processing sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Fluor Corp and Marathon Oil Co., and its underweight position in Walt Disney Co. Shares of Fluor, an engineering and construction services provider, fell on weak demand from the energy sector. Shares of Marathon Oil, an oil and gas exploration and production company, declined on continued weakness in global oil prices. Shares of Disney, an entertainment and media company, rose on its broad portfolio of content amid weakening fundamentals among its peers in the media sector.

Leading individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd. and Humana Inc., and its underweight position in ConocoPhillips. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and news of its $37 billion acquisition of Broadcom Corp. Shares of Humana, a health insurance provider, rose on news of a $33 billion takeover bid from Aetna Inc. Shares of ConocoPhillips, an integrated energy sector company not held by the Fund, fell on continued weakness in oil and gas prices and declining demand for coal.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a “Put/Spread Collar” strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments, while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.1%
2.	Wells Fargo & Co.	2.3
3.	Microsoft Corp.	2.2
4.	Facebook, Inc., Class A	1.7
5.	S&P 500 Index	1.7
6.	Citigroup, Inc.	1.6
7.	Exxon Mobil Corp.	1.6
8.	United Technologies Corp.	1.4
9.	Pfizer, Inc.	1.3
10.	Johnson & Johnson	1.3

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.8%
Health Care	15.9
Financials	15.9
Consumer Discretionary	12.8
Industrials	9.7
Consumer Staples	8.0
Energy	6.9
Utilities	3.4
Materials	2.8
Put Options	1.7
Telecommunication Services	1.5
Short-Term Investment	1.6

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
Without Sales Charge		5.31%	7.50%
With Sales Charge*		(0.20)	3.82
CLASS C SHARES	December 13, 2013
Without CDSC		4.79	6.95
With CDSC**		3.79	6.95
CLASS R5 SHARES	December 13, 2013	5.79	7.98
CLASS R6 SHARES	December 13, 2013	5.83	8.02
SELECT CLASS SHARES	December 13, 2013	5.60	7.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Long/Short Equity Funds Average from December 13, 2013 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Long/Short Equity Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the

Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 29, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	15.60%
Russell 1000 Growth Index	10.56%

Net Assets as of 6/30/2015 (In Thousands)	$15,643,650

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and overweight position in the health care sector and its underweight position and security selection in the energy sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., Regeneron Inc. and Avago Technologies Inc. Shares of Valeant, a drug and medical device maker not held in the Benchmark, rose on strong profit and revenue growth. Shares of Regeneron, a biopharmaceutical company, rose on accelerating sales of its eye drug, Eylea, and advances in the company’s pipeline of potential new drugs. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased market share and demand for its products in mobile devices and its $37 billion acquisition of Broadcom Corp.

Leading individual detractors from relative performance included the Fund’s overweight positions in Michael Kors Holdings Ltd. and Pioneer Natural Resources Co. and its underweight position in Apple Inc. Shares of Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Pioneer Natural Resources, an oil and gas exploration and production company, fell on continued weakness in global oil prices. Shares of Apple, a maker of mobile devices and personal computers, rose on a string of positive earnings announcements.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

1	Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved a change to the Fund’s investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.4%
2.	Facebook, Inc., Class A	4.6
3.	Home Depot, Inc. (The)	4.0
4.	Regeneron Pharmaceuticals, Inc.	3.7
5.	MasterCard, Inc., Class A	3.7
6.	Celgene Corp.	3.3
7.	Valeant Pharmaceuticals International, Inc.	3.3
8.	Visa, Inc., Class A	3.0
9.	Gilead Sciences, Inc.	2.9
10.	Comcast Corp., Class A	2.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.5%
Health Care	24.0
Consumer Discretionary	21.3
Industrials	6.4
Materials	6.2
Consumer Staples	4.8
Financials	4.1
Energy	0.7
Short-Term Investment	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
Without Sales Charge		15.40%	18.86%	9.68%
With Sales Charge*		9.34	17.58	9.09
CLASS C SHARES	November 4, 1997
Without CDSC		14.83	18.26	9.11
With CDSC**		13.83	18.26	9.11
CLASS R2 SHARES	November 3, 2008	15.13	18.56	9.41
CLASS R5 SHARES	April 14, 2009	15.80	19.30	10.05
CLASS R6 SHARES	November 30, 2010	15.90	19.37	10.08
SELECT CLASS SHARES	February 28, 1992	15.60	19.06	9.92

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares and, prior to April 14, 2009, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge.

The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	7.56%
Russell 1000 Value Index	4.13%

Net Assets as of 6/30/2015 (In Thousands)	$751,348

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the health care and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the producer durables and materials & processing sectors was a leading detractor from relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Aetna Inc., UnitedHealth Group Inc. and Humana Inc. Shares of Aetna and Humana, both health insurance providers, rose on news of their $33 billion merger. Shares of UnitedHealth, a health care benefits provider, rose on expectations that it will benefit from the Affordable Care Act.

Leading individual detractors from relative performance included the Fund’s overweight positions in Fluor Corp. and General Motors Co. and its underweight position in JPMorgan Chase & Co. Shares of Fluor, an engineering and construction services provider, fell on weak demand from the energy sector. Shares of General Motors, a maker of cars and trucks, declined on weakness in sales. Shares of JPMorgan, a banking and financial services company that cannot be held by the Fund, rose on earnings and revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.2%
2.	General Motors Co.	4.1
3.	MetLife, Inc.	3.7
4.	Bank of America Corp.	3.5
5.	Citigroup, Inc.	3.4
6.	Royal Caribbean Cruises Ltd.	2.8
7.	Johnson & Johnson	2.5
8.	Morgan Stanley	2.4
9.	UnitedHealth Group, Inc.	2.3
10.	Exxon Mobil Corp.	2.3

PORTFOLIO COMPOSITION BY SECTOR***
Financials	35.4%
Consumer Discretionary	19.1
Health Care	15.2
Energy	8.1
Information Technology	7.4
Industrials	6.2
Utilities	2.4
Telecommunication Services	2.4
Materials	1.7
Short-Term Investment	2.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		7.44%	16.11%	6.79%
With Sales Charge*		1.80	14.86	6.21
CLASS C SHARES	March 22, 1999
Without CDSC		6.88	15.53	6.23
With CDSC**		5.88	15.53	6.23
CLASS R2 SHARES	November 3, 2008	7.21	15.84	6.49
CLASS R5 SHARES	May 15, 2006	7.83	16.53	7.19
CLASS R6 SHARES	November 30, 2010	7.85	16.57	7.21
SELECT CLASS SHARES	March 1, 1991	7.56	16.29	6.99

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares prior to their inception dates are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions if any, and does not include a sales charge.

The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	9.01%
S&P 500 Index	7.42%

Net Assets as of 6/30/2015 (In Thousands)	$12,612,003

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the materials & processing sector and the producer durables sector was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Avago Technologies Ltd., UnitedHealth Group Inc. and Humana Inc. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and news of its $37 billion acquisition of Broadcom Corp. Shares of UnitedHealth, a health care benefits provider, rose on expectations that it will benefit from the Affordable Care Act. Shares of Humana, a health insurance provider, rose on news of a $33 billion takeover offer from Aetna Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Schlumberger Ltd., Fluor Corp. and Occidental Petroleum Corp. Shares of Schlumberger and Fluor, which both provide engineering and other services to the energy sector, fell on weak demand for oil and gas exploration projects. Shares of Occidental Petroleum, an oil and gas exploration and production company, fell amid continued weakness in global oil prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth. As a result of this approach to stock selection, the Fund was overweight, relative to the Benchmark, in the semiconductors and the auto & transportation sectors. The Fund was underweight, compared with the Benchmark, in the consumer staples and industrial cyclical sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	4.1%
2.	Wells Fargo & Co.	2.8
3.	Microsoft Corp.	2.7
4.	Occidental Petroleum Corp.	2.0
5.	Lowe’s Cos., Inc.	2.0
6.	Honeywell International, Inc.	1.9
7.	Avago Technologies Ltd., (Singapore)	1.8
8.	UnitedHealth Group, Inc.	1.7
9.	Morgan Stanley	1.7
10.	Facebook, Inc., Class A	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	21.7%
Financials	16.8
Health Care	16.7
Consumer Discretionary	16.1
Industrials	8.9
Energy	7.0
Consumer Staples	5.0
Materials	3.2
Utilities	2.5
Telecommunication Services	1.2
Short-Term Investment	0.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
Without Sales Charge		8.70%	17.38%	9.07%
With Sales Charge*		2.97	16.12	8.49
CLASS C SHARES	September 10, 2001
Without CDSC		8.15	16.78	8.52
With CDSC**		7.15	16.78	8.52
CLASS R2 SHARES	November 3, 2008	8.45	17.09	8.89
CLASS R5 SHARES	May 15, 2006	9.13	17.82	9.53
CLASS R6 SHARES	November 30, 2010	9.17	17.90	9.56
INSTITUTIONAL CLASS SHARES	September 17, 1993	9.01	17.75	9.48
SELECT CLASS SHARES	September 10, 2001	8.92	17.59	9.31

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, the S&P 500 Index and the Lipper Large-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.3%
	Consumer Discretionary — 18.1%
	Auto Components — 1.2%
435	Lear Corp.	48,777
761	Magna International, Inc., (Canada)	42,656

		91,433

	Automobiles — 1.5%
1,398	Ford Motor Co.	20,989
2,867	General Motors Co.	95,561

		116,550

	Hotels, Restaurants & Leisure — 0.6%
326	Carnival Corp.	16,121
51	Chipotle Mexican Grill, Inc. (a)	30,673

		46,794

	Media — 9.5%
1,103	CBS Corp. (Non-Voting), Class B	61,189
3,643	Comcast Corp., Class A	219,100
1,539	DISH Network Corp., Class A (a)	104,219
199	Scripps Networks Interactive, Inc., Class A	13,022
10,133	Sirius XM Holdings, Inc. (a)	37,794
1,472	Time Warner, Inc.	128,710
4,833	Twenty-First Century Fox, Inc., Class A	157,283
102	Walt Disney Co. (The) (m)	11,585

		732,902

	Specialty Retail — 4.7%
1,793	AutoNation, Inc. (a)	112,911
253	Best Buy Co., Inc.	8,234
531	Home Depot, Inc. (The)	58,954
2,244	Lowe’s Cos., Inc.	150,261
724	Ross Stores, Inc.	35,169

		365,529

	Textiles, Apparel & Luxury Goods — 0.6%
659	V.F. Corp.	45,945

	Total Consumer Discretionary	1,399,153

	Consumer Staples — 5.0%
	Beverages — 2.6%
279	Coca-Cola Enterprises, Inc.	12,098
608	Constellation Brands, Inc., Class A	70,505
384	Dr. Pepper Snapple Group, Inc.	28,001
945	PepsiCo, Inc.	88,225

		198,829

	Food Products — 0.3%
964	Pilgrim’s Pride Corp.	22,132

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 2.0%
172	Colgate-Palmolive Co.	11,250
1,851	Procter & Gamble Co. (The)	144,846

		156,096

	Tobacco — 0.1%
137	Philip Morris International, Inc.	11,007

	Total Consumer Staples	388,064

	Energy — 6.3%
	Energy Equipment & Services — 1.2%
865	Baker Hughes, Inc.	53,361
4	Cameron International Corp. (a)	215
514	Ensco plc, (United Kingdom), Class A	11,453
557	National Oilwell Varco, Inc.	26,902

		91,931

	Oil, Gas & Consumable Fuels — 5.1%
779	Chevron Corp.	75,181
186	EQT Corp.	15,097
665	Exxon Mobil Corp. (m)	55,369
1,988	Marathon Oil Corp.	52,750
1,114	Marathon Petroleum Corp.	58,252
199	Phillips 66	15,991
130	Tesoro Corp.	10,990
1,872	Valero Energy Corp.	117,181

		400,811

	Total Energy	492,742

	Financials — 17.2%
	Banks — 3.6%
3,526	Bank of America Corp.	60,005
1,695	Citigroup, Inc.	93,635
116	Cullen/Frost Bankers, Inc.	9,092
1,340	Fifth Third Bancorp	27,891
295	Prosperity Bancshares, Inc.	17,033
1,251	Wells Fargo & Co.	70,376

		278,032

	Capital Markets — 6.8%
60	BlackRock, Inc.	20,655
894	Goldman Sachs Group, Inc. (The)	186,658
2,668	Invesco Ltd.	100,037
1,344	Janus Capital Group, Inc.	23,016
135	Legg Mason, Inc.	6,946
4,474	Morgan Stanley	173,539
203	T. Rowe Price Group, Inc.	15,748

		526,599

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — 0.6%
93	Capital One Financial Corp.	8,216
1,271	Synchrony Financial (a)	41,851

		50,067

	Diversified Financial Services — 1.2%
689	Berkshire Hathaway, Inc., Class B (a)	93,807

	Insurance — 3.9%
202	ACE Ltd., (Switzerland)	20,531
67	American International Group, Inc. (m)	4,130
548	Everest Re Group Ltd., (Bermuda)	99,669
1,748	MetLife, Inc.	97,870
302	Principal Financial Group, Inc.	15,464
352	Prudential Financial, Inc.	30,842
899	XL Group plc, (Ireland)	33,424

		301,930

	Real Estate Investment Trusts (REITs) — 1.1%
111	AvalonBay Communities, Inc. (m)	17,682
300	Brixmor Property Group, Inc. (m)	6,934
864	Host Hotels & Resorts, Inc. (m)	17,141
401	LaSalle Hotel Properties (m)	14,202
628	Prologis, Inc. (m)	23,302
56	Regency Centers Corp. (m)	3,297

		82,558

	Total Financials	1,332,993

	Health Care — 16.8%
	Biotechnology — 6.5%
161	Alexion Pharmaceuticals, Inc. (a)	29,014
447	Biogen, Inc. (a)	180,723
1,086	Celgene Corp. (a)	125,688
1,332	Gilead Sciences, Inc.	155,974
23	Regeneron Pharmaceuticals, Inc. (a)	11,682

		503,081

	Health Care Equipment & Supplies — 0.4%
1,623	Boston Scientific Corp. (a)	28,731

	Health Care Providers & Services — 4.3%
414	Aetna, Inc.	52,730
228	Cardinal Health, Inc.	19,039
108	Cigna Corp. (m)	17,463
34	Humana, Inc.	6,484
605	McKesson Corp.	135,943
820	UnitedHealth Group, Inc.	100,050

		331,709

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.3%
330	Cerner Corp. (a)	22,755

	Pharmaceuticals — 5.3%
183	Allergan plc (a)	55,412
747	Bristol-Myers Squibb Co.	49,712
439	Eli Lilly & Co.	36,669
1,324	Johnson & Johnson	129,076
345	Merck & Co., Inc.	19,664
3,715	Pfizer, Inc.	124,550

		415,083

	Total Health Care	1,301,359

	Industrials — 12.2%
	Aerospace & Defense — 3.9%
269	Curtiss-Wright Corp.	19,472
325	General Dynamics Corp.	46,049
823	Honeywell International, Inc. (m)	83,915
100	Northrop Grumman Corp.	15,815
1,229	United Technologies Corp.	136,331

		301,582

	Airlines — 1.8%
1,128	Delta Air Lines, Inc.	46,322
1,713	United Continental Holdings, Inc. (a)	90,806

		137,128

	Construction & Engineering — 0.6%
850	Fluor Corp.	45,056

	Machinery — 4.1%
561	Cummins, Inc.	73,611
1,806	PACCAR, Inc.	115,271
935	Parker-Hannifin Corp.	108,757
103	Snap-on, Inc.	16,355

		313,994

	Professional Services — 0.1%
80	Equifax, Inc.	7,757

	Road & Rail — 1.6%
160	CSX Corp. (m)	5,237
1,272	Union Pacific Corp.	121,349

		126,586

	Trading Companies & Distributors — 0.1%
129	United Rentals, Inc. (a)	11,277

	Total Industrials	943,380

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Information Technology — 18.2%
	Communications Equipment — 0.1%
63	F5 Networks, Inc. (a)	7,558

	Electronic Equipment, Instruments & Components — 0.5%
551	TE Connectivity Ltd., (Switzerland)	35,397

	Internet Software & Services — 3.1%
2,118	Facebook, Inc., Class A (a)	181,684
77	Google, Inc., Class A (a)	41,416
38	Google, Inc., Class C (a)	19,556

		242,656

	IT Services — 1.8%
302	Accenture plc, (Ireland), Class A	29,179
1,560	Cognizant Technology Solutions Corp., Class A (a)	95,325
229	Jack Henry & Associates, Inc.	14,810

		139,314

	Semiconductors & Semiconductor Equipment — 6.4%
5,128	Applied Materials, Inc.	98,568
1,169	Avago Technologies Ltd., (Singapore)	155,342
1,864	Lam Research Corp.	151,619
359	Skyworks Solutions, Inc.	37,351
1,802	Teradyne, Inc.	34,768
356	Texas Instruments, Inc.	18,358

		496,006

	Software — 1.7%
56	Adobe Systems, Inc. (a)	4,504
118	Intuit, Inc.	11,851
2,181	Microsoft Corp.	96,283
215	Oracle Corp.	8,663
94	VMware, Inc., Class A (a)	8,043

		129,344

	Technology Hardware, Storage & Peripherals — 4.6%
2,820	Apple, Inc. (m)	353,644
189	Hewlett-Packard Co.	5,657

		359,301

	Total Information Technology	1,409,576

	Materials — 2.4%
	Chemicals — 1.4%
2,325	Mosaic Co. (The)	108,926

	Containers & Packaging — 1.0%
1,003	Crown Holdings, Inc. (a)	53,069
445	Rock-Tenn Co., Class A	26,789

		79,858

	Total Materials	188,784

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.2%
1,801	AT & T, Inc.	63,978
642	Verizon Communications, Inc. (m)	29,929

	Total Telecommunication Services	93,907

	Utilities — 1.9%
	Electric Utilities — 0.9%
123	Edison International	6,814
490	Exelon Corp.	15,408
430	NextEra Energy, Inc.	42,173

		64,395

	Gas Utilities — 0.4%
414	AGL Resources, Inc.	19,290
639	Questar Corp.	13,361

		32,651

	Multi-Utilities — 0.6%
510	CenterPoint Energy, Inc.	9,704
349	PG&E Corp.	17,116
522	Public Service Enterprise Group, Inc.	20,508

		47,328

	Total Utilities	144,374

	Total Common Stocks (Cost $7,077,200)	7,694,332

PRINCIPAL AMOUNT($)
Short-Term Investments — 2.5%
	U.S. Treasury Obligation — 0.2%
8,325	U.S. Treasury Bill, 0.201%, 04/28/16 (k) (m) (n)	8,312

SHARES
	Investment Company — 2.3%
181,498	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m)	181,498

	Total Short-Term Investments (Cost $189,809)	189,810

	Total Investments — 101.8% (Cost $7,267,009)	7,884,142
	Liabilities in Excess of Other Assets — (1.8)%	(137,727)

	NET ASSETS — 100.0%	$7,746,415

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
450	E-mini S&P 500	09/18/15	USD	$46,224	$(444)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.0%
	Consumer Discretionary — 20.1%
	Automobiles — 1.6%
20	Tesla Motors, Inc. (a)	5,284

	Hotels, Restaurants & Leisure — 3.5%
220	Starbucks Corp.	11,798

	Household Durables — 1.7%
49	Harman International Industries, Inc.	5,810

	Internet & Catalog Retail — 8.3%
33	Amazon.com, Inc. (a)	14,267
9	Netflix, Inc. (a)	5,978
7	Priceline Group, Inc. (The) (a)	7,760

		28,005

	Specialty Retail — 3.6%
111	Home Depot, Inc. (The)	12,305

	Textiles, Apparel & Luxury Goods — 1.4%
71	lululemon athletica, Inc., (Canada) (a)	4,656

	Total Consumer Discretionary	67,858

	Consumer Staples — 2.5%
	Food & Staples Retailing — 2.5%
79	CVS Health Corp.	8,280

	Energy — 3.8%
	Energy Equipment & Services — 1.4%
55	Schlumberger Ltd.	4,770

	Oil, Gas & Consumable Fuels — 2.4%
58	Pioneer Natural Resources Co.	8,072

	Total Energy	12,842

	Financials — 4.6%
	Capital Markets — 4.6%
296	Charles Schwab Corp. (The)	9,664
163	TD Ameritrade Holding Corp.	5,988

	Total Financials	15,652

	Health Care — 22.8%
	Biotechnology — 20.8%
28	Alexion Pharmaceuticals, Inc. (a)	4,980
54	BioMarin Pharmaceutical, Inc. (a)	7,400
106	Celgene Corp. (a)	12,259
140	Gilead Sciences, Inc.	16,374
46	Incyte Corp. (a)	4,762
30	Regeneron Pharmaceuticals, Inc. (a)	15,291
75	Vertex Pharmaceuticals, Inc. (a)	9,249

		70,315

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 2.0%
52	Aetna, Inc.	6,679

	Total Health Care	76,994

	Industrials — 5.6%
	Aerospace & Defense — 2.9%
43	TransDigm Group, Inc. (a)	9,714

	Road & Rail — 2.7%
100	Kansas City Southern	9,097

	Total Industrials	18,811

	Information Technology — 33.7%
	Internet Software & Services — 13.2%
36	Baidu, Inc., (China), ADR (a)	7,256
199	Facebook, Inc., Class A (a)	17,042
27	Google, Inc., Class A (a)	14,451
28	LinkedIn Corp., Class A (a)	5,698

		44,447

	IT Services — 6.7%
17	Alliance Data Systems Corp. (a)	5,014
190	MasterCard, Inc., Class A	17,764

		22,778

	Semiconductors & Semiconductor Equipment — 7.1%
163	ARM Holdings plc, (United Kingdom), ADR	8,020
64	Avago Technologies Ltd., (Singapore)	8,474
142	Broadcom Corp., Class A	7,318

		23,812

	Software — 3.4%
163	salesforce.com, Inc. (a)	11,327

	Technology Hardware, Storage & Peripherals — 3.3%
90	Apple, Inc. (m)	11,320

	Total Information Technology	113,684

	Materials — 2.9%
	Chemicals — 2.9%
71	Air Products & Chemicals, Inc. (m)	9,705

	Total Common Stocks (Cost $252,836)	323,826

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.9%
	Investment Company — 3.9%
13,184	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050%, (b) (l) (m) (Cost $13,184)	13,184

	Total Investments — 99.9% (Cost $266,020)	337,010
	Other Assets in Excess of Liabilities — 0.1%	186

	NET ASSETS — 100.0%	$337,196

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 15.6%
	Hotels, Restaurants & Leisure — 3.2%
50	Starbucks Corp.	2,655

	Internet & Catalog Retail — 7.2%
7	Amazon.com, Inc. (a)	3,069
3	Priceline Group, Inc. (The) (a)	2,942

		6,011

	Multiline Retail — 2.6%
35	Kohl’s Corp.	2,176

	Specialty Retail — 2.6%
68	Best Buy Co., Inc.	2,224

	Total Consumer Discretionary	13,066

	Consumer Staples — 3.3%
	Beverages — 1.6%
18	Dr. Pepper Snapple Group, Inc.	1,295

	Household Products — 1.7%
18	Procter & Gamble Co. (The)	1,426

	Total Consumer Staples	2,721

	Energy — 5.3%
	Oil, Gas & Consumable Fuels — 5.3%
39	CONSOL Energy, Inc.	848
20	Exxon Mobil Corp. (m)	1,692
13	Pioneer Natural Resources Co.	1,860

	Total Energy	4,400

	Financials — 23.1%
	Banks — 4.1%
61	Wells Fargo & Co.	3,454

	Capital Markets — 3.1%
33	T. Rowe Price Group, Inc.	2,591

	Consumer Finance — 6.5%
114	Ally Financial, Inc. (a)	2,546
33	Capital One Financial Corp.	2,868

		5,414

	Insurance — 7.9%
61	American International Group, Inc. (m)	3,798
74	Loews Corp.	2,844

		6,642

	Real Estate Investment Trusts (REITs) — 1.5%
48	Rayonier, Inc. (m)	1,237

	Total Financials	19,338

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 17.0%
	Biotechnology — 15.3%
26	Celgene Corp. (a)	3,037
40	Gilead Sciences, Inc.	4,696
8	Regeneron Pharmaceuticals, Inc. (a)	3,836
10	Vertex Pharmaceuticals, Inc. (a)	1,209

		12,778

	Pharmaceuticals — 1.7%
14	Johnson & Johnson	1,388

	Total Health Care	14,166

	Industrials — 6.1%
	Airlines — 1.7%
35	Delta Air Lines, Inc.	1,448

	Machinery — 1.5%
18	Dover Corp.	1,278

	Road & Rail — 2.9%
26	Kansas City Southern	2,379

	Total Industrials	5,105

	Information Technology — 20.9%
	Electronic Equipment, Instruments & Components — 1.4%
21	Arrow Electronics, Inc. (a)	1,166

	Internet Software & Services — 10.1%
53	Facebook, Inc., Class A (a)	4,513
8	Google, Inc., Class C (a)	3,914

		8,427

	IT Services — 4.6%
41	MasterCard, Inc., Class A	3,872

	Semiconductors & Semiconductor Equipment — 2.1%
36	ARM Holdings plc, (United Kingdom), ADR	1,771

	Software — 2.7%
32	salesforce.com, Inc. (a)	2,251

	Total Information Technology	17,487

	Materials — 3.9%
	Construction Materials — 1.5%
9	Martin Marietta Materials, Inc.	1,267

	Containers & Packaging — 2.4%
33	Rock-Tenn Co., Class A	1,969

	Total Materials	3,236

	Utilities — 1.3%
	Electric Utilities — 1.3%
20	Edison International	1,087

	Total Common Stocks (Cost $73,191)	80,606

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.4%
	Investment Company — 3.4%
2,851	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $2,851)	2,851

	Total Investments — 99.9% (Cost $76,042)	83,457
	Other Assets in Excess of Liabilities — 0.1%	47

	NET ASSETS — 100.0%	$83,504

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.7%
	Consumer Discretionary — 13.0%
	Distributors — 0.7%
799	Genuine Parts Co.	71,523

	Hotels, Restaurants & Leisure — 2.7%
1,319	Brinker International, Inc.	76,059
1,746	Dunkin’ Brands Group, Inc.	96,027
1,232	Wyndham Worldwide Corp.	100,924

		273,010

	Media — 3.9%
1,003	Cinemark Holdings, Inc.	40,294
1,341	Comcast Corp., Class A	80,388
1,095	Omnicom Group, Inc.	76,109
232	Time Warner Cable, Inc.	41,311
1,822	Time Warner, Inc.	159,221

		397,323

	Multiline Retail — 0.7%
882	Target Corp.	72,018

	Specialty Retail — 4.6%
1,473	Best Buy Co., Inc.	48,050
1,769	Home Depot, Inc. (The)	196,624
1,137	L Brands, Inc.	97,489
1,083	Tiffany & Co.	99,451
374	Williams-Sonoma, Inc.	30,798

		472,412

	Textiles, Apparel & Luxury Goods — 0.4%
679	V.F. Corp.	47,378

	Total Consumer Discretionary	1,333,664

	Consumer Staples — 8.3%
	Beverages — 2.3%
2,075	Coca-Cola Co. (The)	81,419
1,406	Coca-Cola Enterprises, Inc.	61,070
1,193	Dr. Pepper Snapple Group, Inc.	86,995

		229,484

	Food Products — 1.8%
1,093	Hershey Co. (The)	97,123
294	Kraft Foods Group, Inc.	25,049
1,535	Mondelez International, Inc., Class A	63,148

		185,320

	Household Products — 1.3%
1,658	Procter & Gamble Co. (The)	129,759

	Tobacco — 2.9%
4,076	Altria Group, Inc.	199,377
1,108	Philip Morris International, Inc.	88,795

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — continued
175	Reynolds American, Inc.	13,056

		301,228

	Total Consumer Staples	845,791

	Energy — 7.8%
	Oil, Gas & Consumable Fuels — 7.8%
912	Chevron Corp.	87,967
2,224	ConocoPhillips	136,568
3,417	Exxon Mobil Corp.	284,317
1,263	Kinder Morgan, Inc.	48,484
1,367	Marathon Petroleum Corp.	71,500
2,255	Occidental Petroleum Corp.	175,393

	Total Energy	804,229

	Financials — 26.8%
	Banks — 10.4%
3,193	BB&T Corp.	128,711
820	Cullen/Frost Bankers, Inc.	64,473
431	M&T Bank Corp.	53,881
2,363	PNC Financial Services Group, Inc. (The)	226,023
2,648	U.S. Bancorp	114,944
8,571	Wells Fargo & Co.	482,017

		1,070,049

	Capital Markets — 4.6%
437	Ameriprise Financial, Inc.	54,564
550	BlackRock, Inc.	190,351
1,346	Northern Trust Corp.	102,881
1,623	T. Rowe Price Group, Inc.	126,142

		473,938

	Consumer Finance — 0.7%
752	Capital One Financial Corp.	66,166

	Diversified Financial Services — 2.6%
2,200	CME Group, Inc.	204,766
610	McGraw Hill Financial, Inc.	61,264

		266,030

	Insurance — 6.3%
898	Arthur J. Gallagher & Co.	42,498
683	Cincinnati Financial Corp.	34,284
2,360	Hartford Financial Services Group, Inc. (The)	98,097
1,950	MetLife, Inc.	109,172
1,429	Progressive Corp. (The)	39,761
1,446	Prudential Financial, Inc.	126,531
1,791	Travelers Cos., Inc. (The)	173,141
480	Validus Holdings Ltd., (Bermuda)	21,125

		644,609

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — 2.2%
395	Alexandria Real Estate Equities, Inc. (m)	34,539
448	AvalonBay Communities, Inc. (m)	71,673
707	Simon Property Group, Inc. (m)	122,406

		228,618

	Total Financials	2,749,410

	Health Care — 11.8%
	Health Care Equipment & Supplies — 2.2%
1,771	Abbott Laboratories (m)	86,908
955	Becton, Dickinson and Co. (m)	135,287

		222,195

	Pharmaceuticals — 9.6%
1,585	AbbVie, Inc.	106,527
1,866	Bristol-Myers Squibb Co.	124,134
1,322	Eli Lilly & Co.	110,339
2,384	Johnson & Johnson	232,357
3,539	Merck & Co., Inc.	201,462
6,280	Pfizer, Inc.	210,566

		985,385

	Total Health Care	1,207,580

	Industrials — 10.4%
	Aerospace & Defense — 3.1%
1,389	Honeywell International, Inc. (m)	141,674
1,560	United Technologies Corp.	173,024

		314,698

	Air Freight & Logistics — 0.6%
613	United Parcel Service, Inc., Class B	59,442

	Commercial Services & Supplies — 0.5%
1,352	Republic Services, Inc.	52,975

	Electrical Equipment — 0.3%
490	Emerson Electric Co.	27,153

	Industrial Conglomerates — 1.0%
635	3M Co.	97,983

	Machinery — 3.1%
297	Cummins, Inc.	38,932
1,611	Illinois Tool Works, Inc.	147,855
1,773	PACCAR, Inc.	113,111
143	Snap-on, Inc.	22,821

		322,719

	Road & Rail — 1.3%
724	Norfolk Southern Corp.	63,284
773	Union Pacific Corp.	73,753

		137,037

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.5%
1,195	Fastenal Co.	50,407

	Total Industrials	1,062,414

	Information Technology — 10.1%
	Communications Equipment — 0.7%
1,207	QUALCOMM, Inc.	75,566

	IT Services — 2.5%
1,084	Accenture plc, (Ireland), Class A	104,933
739	Automatic Data Processing, Inc.	59,320
1,551	Fidelity National Information Services, Inc.	95,823

		260,076

	Semiconductors & Semiconductor Equipment — 3.4%
1,731	Analog Devices, Inc.	111,118
1,156	KLA-Tencor Corp.	64,976
2,362	Texas Instruments, Inc.	121,658
1,212	Xilinx, Inc.	53,514

		351,266

	Software — 1.1%
2,545	Microsoft Corp.	112,351

	Technology Hardware, Storage & Peripherals — 2.4%
1,918	Apple, Inc. (m)	240,581

	Total Information Technology	1,039,840

	Materials — 2.6%
	Chemicals — 2.6%
794	Airgas, Inc.	83,965
1,327	E.I. du Pont de Nemours & Co.	84,889
512	PPG Industries, Inc.	58,753
344	Praxair, Inc.	41,118

	Total Materials	268,725

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
3,297	Verizon Communications, Inc.	153,685

	Utilities — 4.4%
	Electric Utilities — 2.5%
1,720	Edison International	95,590
970	NextEra Energy, Inc.	95,042
1,950	Xcel Energy, Inc.	62,736

		253,368

	Multi-Utilities — 1.9%
2,340	CMS Energy Corp.	74,492
235	DTE Energy Co.	17,540
1,322	NiSource, Inc.	60,291

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — continued
437	Sempra Energy	43,191

		195,514

	Total Utilities	448,882

	Total Common Stocks (Cost $8,220,964)	9,914,220

Short-Term Investment — 3.2%
	Investment Company — 3.2%
326,417	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $326,417)	326,417

	Total Investments — 99.9% (Cost $8,547,381)	10,240,637
	Other Assets in Excess of Liabilities — 0.1%	12,543

	NET ASSETS — 100.0%	$10,253,180

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0%
	Consumer Discretionary — 12.3%
	Hotels, Restaurants & Leisure — 0.7%
47	Marriott International, Inc., Class A	3,459

	Household Durables — 0.7%
30	Harman International Industries, Inc.	3,604

	Media — 4.2%
41	CBS Corp. (Non-Voting), Class B	2,248
43	Comcast Corp., Class A	2,556
76	DISH Network Corp., Class A (a)	5,152
69	Time Warner, Inc.	6,040
41	Walt Disney Co. (The)	4,680

		20,676

	Specialty Retail — 6.7%
8	AutoZone, Inc. (a)	5,208
204	Best Buy Co., Inc.	6,649
88	Gap, Inc. (The)	3,359
65	Home Depot, Inc. (The)	7,268
64	Lowe’s Cos., Inc.	4,253
68	Tiffany & Co.	6,252

		32,989

	Total Consumer Discretionary	60,728

	Consumer Staples — 6.9%
	Beverages — 2.2%
55	Dr. Pepper Snapple Group, Inc.	4,017
95	Molson Coors Brewing Co., Class B	6,611

		10,628

	Food & Staples Retailing — 1.6%
75	CVS Health Corp.	7,866

	Food Products — 1.3%
28	Hershey Co. (The)	2,451
45	Kraft Foods Group, Inc.	3,840

		6,291

	Household Products — 1.0%
65	Procter & Gamble Co. (The)	5,082

	Tobacco — 0.8%
82	Altria Group, Inc.	4,030

	Total Consumer Staples	33,897

	Energy — 8.3%
	Oil, Gas & Consumable Fuels — 8.3%
70	ConocoPhillips	4,303
42	Devon Energy Corp.	2,475
153	Exxon Mobil Corp.	12,770
49	Marathon Petroleum Corp.	2,574

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
128	Occidental Petroleum Corp.	9,917
75	Phillips 66	6,050
137	Southwestern Energy Co. (a)	3,109

	Total Energy	41,198

	Financials — 33.3%
	Banks — 12.6%
640	Bank of America Corp.	10,886
125	BB&T Corp.	5,027
140	Citigroup, Inc.	7,731
55	Cullen/Frost Bankers, Inc.	4,306
34	M&T Bank Corp.	4,260
54	PNC Financial Services Group, Inc. (The)	5,117
128	SunTrust Banks, Inc.	5,520
107	U.S. Bancorp	4,661
268	Wells Fargo & Co.	15,072

		62,580

	Capital Markets — 9.0%
22	Affiliated Managers Group, Inc. (a)	4,853
38	Ameriprise Financial, Inc.	4,797
21	BlackRock, Inc.	7,369
151	Charles Schwab Corp. (The)	4,940
20	Goldman Sachs Group, Inc. (The)	4,072
208	Invesco Ltd.	7,809
105	Morgan Stanley	4,058
88	T. Rowe Price Group, Inc.	6,801

		44,699

	Consumer Finance — 0.7%
41	Capital One Financial Corp.	3,563

	Diversified Financial Services — 2.4%
65	Berkshire Hathaway, Inc., Class B (a)	8,793
14	Intercontinental Exchange, Inc.	3,041

		11,834

	Insurance — 5.3%
38	Chubb Corp. (The)	3,644
247	Hartford Financial Services Group, Inc. (The)	10,255
110	Loews Corp.	4,248
92	Prudential Financial, Inc.	8,034

		26,181

	Real Estate Investment Trusts (REITs) — 3.3%
15	AvalonBay Communities, Inc. (m)	2,414
37	Macerich Co. (The) (m)	2,753
70	Prologis, Inc. (m)	2,586
40	Regency Centers Corp. (m)	2,330

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Investment Trusts (REITs) — continued
36	Vornado Realty Trust (m)	3,417
84	Weyerhaeuser Co. (m)	2,640

		16,140

	Total Financials	164,997

	Health Care — 13.0%
	Biotechnology — 1.0%
43	Gilead Sciences, Inc.	4,976

	Health Care Equipment & Supplies — 0.7%
24	Becton, Dickinson and Co. (m)	3,400

	Health Care Providers & Services — 4.8%
26	Aetna, Inc.	3,288
49	Humana, Inc.	9,449
13	McKesson Corp.	2,878
66	UnitedHealth Group, Inc.	8,052

		23,667

	Pharmaceuticals — 6.5%
116	Bristol-Myers Squibb Co.	7,705
39	Eli Lilly & Co.	3,223
86	Johnson & Johnson	8,382
140	Merck & Co., Inc.	7,951
145	Pfizer, Inc.	4,855

		32,116

	Total Health Care	64,159

	Industrials — 8.5%
	Aerospace & Defense — 2.7%
75	Honeywell International, Inc. (m)	7,617
51	United Technologies Corp.	5,657

		13,274

	Airlines — 0.8%
73	United Continental Holdings, Inc. (a)	3,854

	Construction & Engineering — 0.4%
42	Fluor Corp.	2,232

	Electrical Equipment — 0.5%
44	Emerson Electric Co.	2,444

	Industrial Conglomerates — 2.3%
27	3M Co.	4,182
282	General Electric Co.	7,482

		11,664

	Machinery — 0.7%
56	PACCAR, Inc.	3,586

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 1.1%
8	W.W. Grainger, Inc.	1,964
26	Watsco, Inc.	3,267

		5,231

	Total Industrials	42,285

	Information Technology — 10.6%
	Communications Equipment — 1.9%
183	Cisco Systems, Inc.	5,017
74	QUALCOMM, Inc.	4,622

		9,639

	Electronic Equipment, Instruments & Components — 0.5%
36	TE Connectivity Ltd., (Switzerland)	2,334

	Internet Software & Services — 0.8%
7	Google, Inc., Class C (a)	3,706

	IT Services — 0.5%
28	MasterCard, Inc., Class A	2,580

	Semiconductors & Semiconductor Equipment — 2.0%
223	Applied Materials, Inc.	4,278
49	KLA-Tencor Corp.	2,738
54	Texas Instruments, Inc.	2,797

		9,813

	Software — 2.4%
271	Microsoft Corp.	11,973

	Technology Hardware, Storage & Peripherals — 2.5%
99	Apple, Inc. (m)	12,354

	Total Information Technology	52,399

	Materials — 1.6%
	Chemicals — 1.0%
79	E.I. du Pont de Nemours & Co.	5,020

	Containers & Packaging — 0.6%
47	Packaging Corp. of America	2,962

	Total Materials	7,982

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
195	Verizon Communications, Inc. (m)	9,099

	Utilities — 2.7%
	Electric Utilities — 1.5%
74	Edison International	4,085
35	NextEra Energy, Inc.	3,392

		7,477

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Multi-Utilities — 1.2%
84	CMS Energy Corp.	2,675
35	Sempra Energy	3,413

		6,088

	Total Utilities	13,565

	Total Common Stocks (Cost $338,530)	490,309

Short-Term Investment — 1.6%
	Investment Company — 1.6%
8,112	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $8,112)	8,112

	Total Investments — 100.6% (Cost $346,642)	498,421
	Liabilities in Excess of Other Assets — (0.6)%	(3,102)

	NET ASSETS — 100.0%	$495,319

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.0% (o)
		Consumer Discretionary — 13.1%
		Auto Components — 0.1%
4		Johnson Controls, Inc. (m)	211

		Automobiles — 0.5%
20		Ford Motor Co.	299
25		General Motors Co.	820

			1,119

		Hotels, Restaurants & Leisure — 1.3%
1		Carnival Corp.	45
1		Chipotle Mexican Grill, Inc. (a)	525
10		Royal Caribbean Cruises Ltd.	785
23		Starbucks Corp.	1,212

			2,567

		Household Durables — 0.7%
4		D.R. Horton, Inc.	100
7		Harman International Industries, Inc.	776
23		PulteGroup, Inc.	463
3		Toll Brothers, Inc. (a)	101

			1,440

		Internet & Catalog Retail — 0.9%
4		Amazon.com, Inc. (a)	1,884

		Media — 4.7%
11		CBS Corp. (Non-Voting), Class B (m)	616
4		Charter Communications, Inc., Class A (a)	622
43		Comcast Corp., Class A	2,596
8		DISH Network Corp., Class A (a)	560
25		Sirius XM Holdings, Inc. (a)	94
3		Time Warner Cable, Inc.	488
30		Time Warner, Inc.	2,635
61		Twenty-First Century Fox, Inc., Class A	1,987

			9,598

		Multiline Retail — 0.8%
8		Dollar General Corp.	636
11		Target Corp. (m)	917

			1,553

		Specialty Retail — 3.2%
—	(h)	AutoZone, Inc. (a)	328
9		Best Buy Co., Inc.	308
22		Home Depot, Inc. (The)	2,439
29		Lowe’s Cos., Inc.	1,965
2		Tiffany & Co.	193
19		TJX Cos., Inc. (The)	1,290

			6,523

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.9%
3	lululemon athletica, Inc., (Canada) (a)	208
1	PVH Corp.	102
3	Ralph Lauren Corp.	449
14	V.F. Corp.	991

		1,750

	Total Consumer Discretionary	26,645

	Consumer Staples — 8.2%
	Beverages — 2.6%
27	Coca-Cola Co. (The) (m)	1,058
6	Coca-Cola Enterprises, Inc.	262
7	Constellation Brands, Inc., Class A	858
4	Dr. Pepper Snapple Group, Inc.	314
12	Molson Coors Brewing Co., Class B	809
21	PepsiCo, Inc. (m)	1,974

		5,275

	Food & Staples Retailing — 1.0%
8	Costco Wholesale Corp.	1,147
2	CVS Health Corp. (m)	257
4	Kroger Co. (The) (m)	284
1	Walgreens Boots Alliance, Inc.	52
4	Wal-Mart Stores, Inc.	273

		2,013

	Food Products — 1.6%
11	Archer-Daniels-Midland Co. (m)	527
8	Hershey Co. (The) (m)	682
1	Keurig Green Mountain, Inc.	101
48	Mondelez International, Inc., Class A	1,960

		3,270

	Household Products — 1.7%
8	Kimberly-Clark Corp.	875
33	Procter & Gamble Co. (The)	2,618

		3,493

	Personal Products — 0.3%
6	Estee Lauder Cos., Inc. (The), Class A	528

	Tobacco — 1.0%
25	Philip Morris International, Inc.	1,980

	Total Consumer Staples	16,559

	Energy — 7.1%
	Energy Equipment & Services — 1.1%
10	Baker Hughes, Inc.	619
2	Ensco plc, (United Kingdom), Class A	53
18	Halliburton Co. (m)	782

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Energy Equipment & Services — continued
4	National Oilwell Varco, Inc.	208
7	Schlumberger Ltd.	628

		2,290

	Oil, Gas & Consumable Fuels — 6.0%
10	Anadarko Petroleum Corp.	750
9	Cabot Oil & Gas Corp.	277
3	Cheniere Energy, Inc. (a)	192
27	Chevron Corp.	2,578
9	EOG Resources, Inc.	801
6	EQT Corp.	475
39	Exxon Mobil Corp. (m)	3,255
33	Marathon Oil Corp.	871
8	Marathon Petroleum Corp.	419
19	Occidental Petroleum Corp. (m)	1,459
2	ONEOK, Inc.	97
3	Phillips 66	239
10	Valero Energy Corp.	614

		12,027

	Total Energy	14,317

	Financials — 16.2%
	Banks — 5.7%
158	Bank of America Corp.	2,696
11	BB&T Corp.	439
61	Citigroup, Inc. (m)	3,355
4	Fifth Third Bancorp	90
2	SVB Financial Group (a)	226
85	Wells Fargo & Co. (m)	4,779

		11,585

	Capital Markets — 3.4%
2	BlackRock, Inc.	772
26	Charles Schwab Corp. (The)	862
6	Goldman Sachs Group, Inc. (The)	1,157
30	Invesco Ltd.	1,132
50	Morgan Stanley	1,926
10	State Street Corp.	759
8	TD Ameritrade Holding Corp.	287

		6,895

	Consumer Finance — 0.4%
7	Capital One Financial Corp.	658
3	Navient Corp.	47
6	Synchrony Financial (a)	213

		918

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Financial Services — 1.5%
15		Berkshire Hathaway, Inc., Class B (a)	2,014
4		Intercontinental Exchange, Inc.	974

			2,988

		Insurance — 2.8%
16		ACE Ltd., (Switzerland)	1,624
16		American International Group, Inc. (m)	998
36		MetLife, Inc.	2,001
3		Prudential Financial, Inc.	251
22		XL Group plc, (Ireland)	829

			5,703

		Real Estate Investment Trusts (REITs) — 2.4%
6		American Tower Corp. (m)	560
5		AvalonBay Communities, Inc. (m)	724
4		Boston Properties, Inc. (m)	525
15		Brixmor Property Group, Inc. (m)	346
15		DiamondRock Hospitality Co. (m)	187
5		Highwoods Properties, Inc. (m)	183
11		Host Hotels & Resorts, Inc. (m)	221
8		LaSalle Hotel Properties (m)	296
8		Liberty Property Trust (m)	248
3		Mid-America Apartment Communities, Inc. (m)	209
16		Prologis, Inc. (m)	583
1		Public Storage (m)	107
4		Simon Property Group, Inc. (m)	614

			4,803

		Total Financials	32,892

		Health Care — 16.2%
		Biotechnology — 3.5%
5		Alexion Pharmaceuticals, Inc. (a)	864
6		Biogen, Inc. (a)	2,420
17		Celgene Corp. (a)	1,977
10		Gilead Sciences, Inc.	1,156
—	(h)	Regeneron Pharmaceuticals, Inc. (a)	176
5		Vertex Pharmaceuticals, Inc. (a)	591

			7,184

		Health Care Equipment & Supplies — 2.4%
47		Abbott Laboratories (m)	2,289
1		Becton, Dickinson and Co. (m)	144
100		Boston Scientific Corp. (a)	1,776
7		Stryker Corp.	702

			4,911

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Providers & Services — 3.8%
10	Aetna, Inc.	1,280
3	Cigna Corp. (m)	476
5	Express Scripts Holding Co. (a)	413
1	HCA Holdings, Inc. (a)	132
6	Humana, Inc. (m)	1,222
10	McKesson Corp.	2,318
16	UnitedHealth Group, Inc.	1,931

		7,772

	Health Care Technology — 0.1%
1	Cerner Corp. (a)	96

	Life Sciences Tools & Services — 0.2%
4	Thermo Fisher Scientific, Inc.	458

	Pharmaceuticals — 6.2%
4	Allergan plc (a)	1,243
38	Bristol-Myers Squibb Co.	2,520
11	Eli Lilly & Co.	897
28	Johnson & Johnson (m)	2,727
30	Merck & Co., Inc. (m)	1,709
4	Mylan N.V. (a)	287
2	Perrigo Co. plc, (Ireland)	394
81	Pfizer, Inc.	2,730

		12,507

	Total Health Care	32,928

	Industrials — 10.0%
	Aerospace & Defense — 2.8%
21	Honeywell International, Inc. (m)	2,096
4	L-3 Communications Holdings, Inc.	492
27	United Technologies Corp.	2,996

		5,584

	Airlines — 0.7%
12	Delta Air Lines, Inc.	500
16	United Continental Holdings, Inc. (a)	873

		1,373

	Building Products — 0.3%
2	Fortune Brands Home & Security, Inc.	107
17	Masco Corp. (m)	441

		548

	Construction & Engineering — 0.5%
20	Fluor Corp. (m)	1,066

	Electrical Equipment — 0.8%
25	Eaton Corp. plc	1,667

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrial Conglomerates — 0.6%
45	General Electric Co. (m)	1,186

	Machinery — 2.3%
3	Caterpillar, Inc. (m)	281
11	Cummins, Inc.	1,403
3	Ingersoll-Rand plc	178
20	PACCAR, Inc.	1,289
11	Parker-Hannifin Corp. (m)	1,278
4	SPX Corp.	263

		4,692

	Professional Services — 0.1%
1	Equifax, Inc.	127

	Road & Rail — 1.9%
3	Canadian Pacific Railway Ltd., (Canada)	522
29	CSX Corp. (m)	951
26	Union Pacific Corp.	2,452

		3,925

	Total Industrials	20,168

	Information Technology — 20.3%
	Communications Equipment — 0.8%
47	Cisco Systems, Inc.	1,293
7	QUALCOMM, Inc.	438

		1,731

	Electronic Equipment, Instruments & Components — 1.0%
14	Corning, Inc.	273
27	TE Connectivity Ltd., (Switzerland)	1,710

		1,983

	Internet Software & Services — 3.7%
41	Facebook, Inc., Class A (a) (m)	3,507
4	Google, Inc., Class A (a)	2,066
4	Google, Inc., Class C (a)	1,902

		7,475

	IT Services — 3.4%
25	Accenture plc, (Ireland), Class A	2,381
1	Alliance Data Systems Corp. (a)	425
1	Automatic Data Processing, Inc.	104
23	Cognizant Technology Solutions Corp., Class A (a)	1,428
10	Fidelity National Information Services, Inc.	638
29	Visa, Inc., Class A	1,919
6	Xerox Corp.	69

		6,964

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES		SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
		Semiconductors & Semiconductor Equipment — 3.1%
25		Applied Materials, Inc.	477
15		Avago Technologies Ltd., (Singapore)	1,954
12		Broadcom Corp., Class A	626
6		Freescale Semiconductor Ltd. (a)	222
5		KLA-Tencor Corp.	295
20		Lam Research Corp.	1,604
1		NXP Semiconductors N.V., (Netherlands) (a)	97
19		Texas Instruments, Inc.	954

			6,229

		Software — 3.6%
23		Adobe Systems, Inc. (a)	1,829
2		Intuit, Inc.	178
105		Microsoft Corp. (m)	4,642
17		Oracle Corp.	683

			7,332

		Technology Hardware, Storage & Peripherals — 4.7%
68		Apple, Inc. (m)	8,522
31		Hewlett-Packard Co. (m)	918

			9,440

		Total Information Technology	41,154

		Materials — 2.9%
		Chemicals — 1.8%
6		Axiall Corp.	212
17		Dow Chemical Co. (The) (m)	848
21		E.I. du Pont de Nemours & Co. (m)	1,371
26		Mosaic Co. (The)	1,212
—	(h)	Sherwin-Williams Co. (The)	24

			3,667

		Construction Materials — 0.2%
2		Martin Marietta Materials, Inc. (m)	339

		Containers & Packaging — 0.6%
14		Crown Holdings, Inc. (a)	720
7		Rock-Tenn Co., Class A	405
2		Sealed Air Corp.	90

			1,215

		Metals & Mining — 0.3%
25		Alcoa, Inc. (m)	275
17		United States Steel Corp.	342

			617

		Total Materials	5,838

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
43	AT&T, Inc.	1,513
31	Verizon Communications, Inc. (m)	1,438

		2,951

	Wireless Telecommunication Services — 0.0% (g)
2	T-Mobile US, Inc. (a)	89

	Total Telecommunication Services	3,040

	Utilities — 3.5%
	Electric Utilities — 2.0%
18	Edison International	1,020
28	Exelon Corp.	895
16	NextEra Energy, Inc.	1,574
22	Xcel Energy, Inc.	702

		4,191

	Gas Utilities — 0.2%
3	AGL Resources, Inc.	137
15	Questar Corp.	305

		442

	Multi-Utilities — 1.2%
18	CenterPoint Energy, Inc.	343
17	CMS Energy Corp. (m)	538
12	NiSource, Inc.	549
8	PG&E Corp. (m)	405
14	Public Service Enterprise Group, Inc.	540

		2,375

	Water Utilities — 0.1%
3	American Water Works Co., Inc.	141

	Total Utilities	7,149

	Total Common Stocks (Cost $193,144)	200,690

NUMBER OF CONTRACTS
Options Purchased — 1.7%
	Put Option Purchased — 1.7%
978	S&P 500 Index, Expiring 09/30/15 at $1,950.00, European Style (Cost $3,406)	3,438

PRINCIPAL AMOUNT($)
Short-Term Investments — 1.6%
	U.S. Treasury Obligation — 0.1%
270	U.S. Treasury Bill, 0.197%, 04/28/16 (k) (n) (m)	270

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures and Options contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investments — continued
	Investment Company — 1.5%
2,970	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m)	2,970

	Total Short-Term Investments (Cost $3,240)	3,240

	Total Investments — 102.3% (Cost $199,790)	207,368
	Liabilities in Excess of Other Assets — (2.3)%	(4,674)

	NET ASSETS — 100.0%	$202,694

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
18	E-mini S&P 500	09/18/15	USD	$1,849	$(20)

OPTIONS WRITTEN

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $2,638.)	$2,125.000	09/30/2015	978	$(2,601)

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
S&P 500 Index, European Style (Premiums received of $681.)	$1,665.000	09/30/15	978	$(675)

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.4%
	Consumer Discretionary — 21.1%
	Auto Components — 1.4%
2,649	Delphi Automotive plc, (United Kingdom)	225,420

	Automobiles — 1.7%
1,014	Tesla Motors, Inc. (a)	271,908

	Hotels, Restaurants & Leisure — 2.8%
245	Chipotle Mexican Grill, Inc. (a)	148,041
5,397	Starbucks Corp.	289,365

		437,406

	Household Durables — 0.5%
437	Whirlpool Corp.	75,536

	Internet & Catalog Retail — 5.2%
892	Amazon.com, Inc. (a)	387,312
342	Netflix, Inc. (a)	224,674
172	Priceline Group, Inc. (The) (a)	197,690

		809,676

	Media — 5.4%
6,706	Comcast Corp., Class A	403,317
3,566	Liberty Global plc, (United Kingdom), Series C (a)	180,531
1,930	Time Warner, Inc.	168,675
2,712	Twenty-First Century Fox, Inc., Class A	88,259

		840,782

	Specialty Retail — 4.0%
5,641	Home Depot, Inc. (The)	626,907

	Textiles, Apparel & Luxury Goods — 0.1%
395	Michael Kors Holdings Ltd., (United
	Kingdom) (a)	16,606

	Total Consumer Discretionary	3,304,241

	Consumer Staples — 4.8%
	Beverages — 1.1%
542	Constellation Brands, Inc., Class A	62,906
767	Monster Beverage Corp. (a)	102,847

		165,753

	Food & Staples Retailing — 2.6%
1,395	Costco Wholesale Corp.	188,382
2,100	CVS Health Corp. (m)	220,248

		408,630

	Food Products — 0.4%
911	Keurig Green Mountain, Inc.	69,840

	Household Products — 0.7%
1,588	Colgate-Palmolive Co.	103,884

	Total Consumer Staples	748,107

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 0.7%
	Oil, Gas & Consumable Fuels — 0.7%
1,568	Marathon Petroleum Corp.	82,012
238	Pioneer Natural Resources Co.	32,980

	Total Energy	114,992

	Financials — 4.0%
	Capital Markets — 2.5%
373	Affiliated Managers Group, Inc. (a)	81,494
368	BlackRock, Inc.	127,321
4,836	TD Ameritrade Holding Corp.	178,072

		386,887

	Diversified Financial Services — 1.5%
2,253	Moody’s Corp.	243,234

	Total Financials	630,121

	Health Care — 23.9%
	Biotechnology — 16.0%
1,290	Alexion Pharmaceuticals, Inc. (a)	233,139
193	Biogen, Inc. (a)	77,879
1,311	BioMarin Pharmaceutical, Inc. (a)	179,250
4,463	Celgene Corp. (a)	516,537
3,899	Gilead Sciences, Inc.	456,460
1,128	Incyte Corp. (a)	117,549
1,144	Regeneron Pharmaceuticals, Inc. (a)	583,385
2,765	Vertex Pharmaceuticals, Inc. (a)	341,434

		2,505,633

	Health Care Providers & Services — 3.5%
2,610	AmerisourceBergen Corp.	277,548
1,172	McKesson Corp.	263,477

		541,025

	Life Sciences Tools & Services — 1.1%
797	Illumina, Inc. (a)	173,967

	Pharmaceuticals — 3.3%
2,314	Valeant Pharmaceuticals International, Inc. (a)	514,011

	Total Health Care	3,734,636

	Industrials — 6.4%
	Aerospace & Defense — 1.8%
2,753	Honeywell International, Inc. (m)	280,744

	Airlines — 1.7%
6,443	Delta Air Lines, Inc.	264,666

	Industrial Conglomerates — 0.6%
522	Roper Technologies, Inc.	90,042

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Road & Rail — 2.3%
1,231	Kansas City Southern	112,240
2,581	Union Pacific Corp.	246,159

		358,399

	Total Industrials	993,851

	Information Technology — 30.4%
	Electronic Equipment, Instruments & Components — 1.0%
2,792	Amphenol Corp., Class A	161,852

	Internet Software & Services — 8.9%
663	Baidu, Inc., (China), ADR (a)	131,970
8,399	Facebook, Inc., Class A (a)	720,297
733	Google, Inc., Class C (a)	381,514
753	LinkedIn Corp., Class A (a)	155,593

		1,389,374

	IT Services — 7.4%
409	Alliance Data Systems Corp. (a)	119,257
6,086	MasterCard, Inc., Class A	568,901
7,048	Visa, Inc., Class A	473,273

		1,161,431

	Semiconductors & Semiconductor Equipment — 4.4%
481	ARM Holdings plc, (United Kingdom), ADR	23,709
1,643	ASML Holding N.V., (Netherlands)	171,073
2,634	Avago Technologies Ltd., (Singapore)	350,177
2,408	Micron Technology, Inc. (a)	45,374
1,032	NXP Semiconductors N.V., (Netherlands) (a)	101,382

		691,715

	Software — 3.3%
2,915	Adobe Systems, Inc. (a)	236,152

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
3,366	salesforce.com, Inc. (a)	234,361
570	Splunk, Inc. (a)	39,683

		510,196

	Technology Hardware, Storage & Peripherals — 5.4%
6,664	Apple, Inc. (m)	835,819

	Total Information Technology	4,750,387

	Materials — 6.1%
	Chemicals — 6.1%
1,065	Ecolab, Inc.	120,363
2,428	LyondellBasell Industries N.V., Class A	251,388
74	Monsanto Co.	7,888
1,850	PPG Industries, Inc.	212,232
1,342	Sherwin-Williams Co. (The)	368,967

	Total Materials	960,838

	Total Common Stocks (Cost $9,560,110)	15,237,173

Short-Term Investment — 2.0%
	Investment Company — 2.0%
315,791	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $315,791)	315,791

	Total Investments — 99.4% (Cost $9,875,901)	15,552,964
	Other Assets in Excess of Liabilities — 0.6%	90,686

	NET ASSETS — 100.0%	$15,643,650

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 19.1%
	Auto Components — 1.8%
117	Johnson Controls, Inc.	5,815
72	Magna International, Inc., (Canada)	4,050
59	Tenneco, Inc. (a)	3,383

		13,248

	Automobiles — 5.0%
450	Ford Motor Co. (m)	6,752
931	General Motors Co.	31,017

		37,769

	Hotels, Restaurants & Leisure — 4.1%
210	Carnival Corp.	10,357
265	Royal Caribbean Cruises Ltd.	20,853

		31,210

	Household Durables — 2.7%
580	PulteGroup, Inc.	11,683
234	Toll Brothers, Inc. (a)	8,944

		20,627

	Media — 1.0%
5	Charter Communications, Inc., Class A (a)	822
24	DISH Network Corp., Class A (a)	1,598
154	Twenty-First Century Fox, Inc., Class A	5,005

		7,425

	Specialty Retail — 3.0%
46	AutoNation, Inc. (a)	2,865
32	Bed Bath & Beyond, Inc. (a)	2,180
459	Best Buy Co., Inc.	14,955
184	Pier 1 Imports, Inc.	2,323

		22,323

	Textiles, Apparel & Luxury Goods — 1.5%
65	PVH Corp.	7,476
27	Ralph Lauren Corp.	3,508

		10,984

	Total Consumer Discretionary	143,586

	Energy — 8.1%
	Oil, Gas & Consumable Fuels — 8.1%
116	Cabot Oil & Gas Corp.	3,652
101	Chevron Corp.	9,753
63	EQT Corp.	5,149
204	Exxon Mobil Corp. (m)	16,988
248	Marathon Oil Corp.	6,593
202	Occidental Petroleum Corp.	15,694

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
48	Valero Energy Corp.	3,011

	Total Energy	60,840

	Financials — 35.5%
	Banks — 14.9%
1,550	Bank of America Corp.	26,383
51	Bank of Montreal, (Canada)	3,029
185	BB&T Corp.	7,465
458	Citigroup, Inc.	25,274
48	Cullen/Frost Bankers, Inc.	3,748
183	Fifth Third Bancorp	3,818
29	Prosperity Bancshares, Inc.	1,657
54	SunTrust Banks, Inc.	2,332
20	SVB Financial Group (a)	2,851
561	Wells Fargo & Co.	31,528
117	Zions Bancorporation	3,713

		111,798

	Capital Markets — 5.4%
159	Charles Schwab Corp. (The)	5,178
21	Goldman Sachs Group, Inc. (The)	4,426
43	Invesco Ltd.	1,607
463	Morgan Stanley	17,975
78	Northern Trust Corp.	5,987
76	State Street Corp.	5,848

		41,021

	Consumer Finance — 2.1%
219	Ally Financial, Inc. (a)	4,912
124	Capital One Financial Corp.	10,926

		15,838

	Diversified Financial Services — 2.2%
58	Berkshire Hathaway, Inc., Class B (a)	7,881
43	CME Group, Inc.	4,001
21	Intercontinental Exchange, Inc.	4,696

		16,578

	Insurance — 9.7%
62	ACE Ltd., (Switzerland)	6,258
235	American International Group, Inc. (m)	14,534
34	Assurant, Inc.	2,265
72	Axis Capital Holdings Ltd., (Bermuda)	3,864
106	Hartford Financial Services Group, Inc. (The)	4,411
40	Lincoln National Corp.	2,381
497	MetLife, Inc.	27,851
87	Prudential Financial, Inc.	7,655

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
101	XL Group plc, (Ireland)	3,746

		72,965

	Real Estate Investment Trusts (REITs) — 1.2%
27	DCT Industrial Trust, Inc. (m)	852
302	Host Hotels & Resorts, Inc. (m)	5,996
76	Silver Bay Realty Trust Corp. (m)	1,240
33	Starwood Waypoint Residential Trust (m)	789

		8,877

	Total Financials	267,077

	Health Care — 15.3%
	Health Care Equipment & Supplies — 1.9%
68	Abbott Laboratories (m)	3,347
632	Boston Scientific Corp. (a)	11,194

		14,541

	Health Care Providers & Services — 6.9%
55	Aetna, Inc.	7,061
35	Cigna Corp. (m)	5,686
36	HCA Holdings, Inc. (a)	3,293
74	Humana, Inc.	14,142
7	McKesson Corp.	1,551
40	Tenet Healthcare Corp. (a)	2,321
142	UnitedHealth Group, Inc.	17,333

		51,387

	Life Sciences Tools & Services — 1.1%
60	Thermo Fisher Scientific, Inc.	7,820

	Pharmaceuticals — 5.4%
197	Johnson & Johnson	19,199
134	Merck & Co., Inc.	7,613
418	Pfizer, Inc.	14,022

		40,834

	Total Health Care	114,582

	Industrials — 6.2%
	Aerospace & Defense — 1.7%
24	L-3 Communications Holdings, Inc.	2,699
91	United Technologies Corp.	10,050

		12,749

	Airlines — 1.7%
36	Delta Air Lines, Inc.	1,458
190	Southwest Airlines Co.	6,294
24	Spirit Airlines, Inc. (a)	1,497
74	United Continental Holdings, Inc. (a)	3,928

		13,177

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 0.4%
58	Fluor Corp. (m)	3,058

	Electrical Equipment — 0.6%
41	Eaton Corp. plc	2,780
30	Sensata Technologies Holding N.V., (Netherlands) (a)	1,556

		4,336

	Machinery — 1.3%
99	PACCAR, Inc.	6,285
48	SPX Corp.	3,475

		9,760

	Road & Rail — 0.5%
39	Union Pacific Corp.	3,719

	Total Industrials	46,799

	Information Technology — 7.5%
	Electronic Equipment, Instruments & Components — 0.5%
63	TE Connectivity Ltd., (Switzerland)	4,044

	Semiconductors & Semiconductor Equipment — 4.9%
317	Applied Materials, Inc.	6,091
100	Avago Technologies Ltd., (Singapore)	13,306
148	Broadcom Corp., Class A	7,631
27	KLA-Tencor Corp.	1,534
98	Lam Research Corp.	8,005

		36,567

	Software — 1.3%
217	Microsoft Corp.	9,559

	Technology Hardware, Storage & Peripherals — 0.8%
26	Apple, Inc. (m)	3,236
86	Hewlett-Packard Co.	2,572

		5,808

	Total Information Technology	55,978

	Materials — 1.7%
	Chemicals — 0.8%
66	Axiall Corp.	2,366
82	Mosaic Co. (The)	3,860

		6,226

	Containers & Packaging — 0.2%
22	Crown Holdings, Inc. (a)	1,180

	Metals & Mining — 0.7%
243	Alcoa, Inc. (m)	2,714
114	United States Steel Corp.	2,353

		5,067

	Total Materials	12,473

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 1.8%
380	AT&T, Inc.	13,487

	Wireless Telecommunication Services — 0.6%
120	T-Mobile US, Inc. (a)	4,642

	Total Telecommunication Services	18,129

	Utilities — 2.4%
	Electric Utilities — 1.9%
118	Edison International	6,564
78	NextEra Energy, Inc.	7,626

		14,190

	Gas Utilities — 0.5%
89	AGL Resources, Inc.	4,144

	Total Utilities	18,334

	Total Common Stocks (Cost $627,145)	737,798

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
36	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

Short-Term Investment — 2.1%
	Investment Company — 2.1%
15,960	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $15,960)	15,960

	Total Investments — 100.3% (Cost $643,105)	753,758
	Liabilities in Excess of Other Assets — (0.3)%	(2,410)

	NET ASSETS — 100.0%	$751,348

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 99.1%
	Consumer Discretionary — 16.1%
	Auto Components — 0.6%
282	Delphi Automotive plc, (United Kingdom)	23,986
921	Johnson Controls, Inc.	45,614
102	Magna International, Inc., (Canada)	5,732

		75,332

	Automobiles — 1.5%
2,064	Ford Motor Co.	30,978
4,839	General Motors Co.	161,299

		192,277

	Hotels, Restaurants & Leisure — 1.6%
313	Carnival Corp.	15,479
47	Chipotle Mexican Grill, Inc. (a)	28,446
751	Royal Caribbean Cruises Ltd.	59,094
1,875	Starbucks Corp.	100,513
22	Yum! Brands, Inc.	2,001

		205,533

	Household Durables — 1.6%
928	D.R. Horton, Inc.	25,401
649	Harman International Industries, Inc.	77,172
37	Jarden Corp. (a)	1,906
1,446	PulteGroup, Inc.	29,132
1,385	Toll Brothers, Inc. (a)	52,890
53	Whirlpool Corp.	9,130

		195,631

	Internet & Catalog Retail — 1.2%
347	Amazon.com, Inc. (a)	150,648
3	Priceline Group, Inc. (The) (a)	3,120

		153,768

	Media — 5.4%
1,134	CBS Corp. (Non-Voting), Class B	62,920
378	Charter Communications, Inc., Class A (a)	64,817
1,790	Comcast Corp., Class A	107,622
993	DISH Network Corp., Class A (a)	67,223
75	Time Warner Cable, Inc.	13,421
2,098	Time Warner, Inc.	183,385
3,922	Twenty-First Century Fox, Inc., Class A	127,649
628	Twenty-First Century Fox, Inc., Class B	20,230
323	Walt Disney Co. (The)	36,906

		684,173

	Specialty Retail — 3.5%
44	Best Buy Co., Inc.	1,440
430	Home Depot, Inc. (The)	47,753
3,673	Lowe’s Cos., Inc.	245,984

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
433	Tiffany & Co.	39,751
1,528	TJX Cos., Inc. (The)	101,097

		436,025

	Textiles, Apparel & Luxury Goods — 0.7%
301	lululemon athletica, Inc., (Canada) (a)	19,640
270	PVH Corp.	31,146
232	Ralph Lauren Corp.	30,676
146	V.F. Corp.	10,171

		91,633

	Total Consumer Discretionary	2,034,372

	Consumer Staples — 5.0%
	Beverages — 1.7%
1,620	Coca-Cola Co. (The) (m)	63,534
358	Constellation Brands, Inc., Class A	41,546
100	Molson Coors Brewing Co., Class B	6,976
1,046	PepsiCo, Inc.	97,642

		209,698

	Food & Staples Retailing — 0.5%
434	Costco Wholesale Corp.	58,555
45	CVS Health Corp.	4,686

		63,241

	Food Products — 0.9%
425	Hershey Co. (The)	37,787
7	Keurig Green Mountain, Inc.	566
1,960	Mondelez International, Inc., Class A	80,627

		118,980

	Household Products — 1.2%
247	Colgate-Palmolive Co.	16,127
1,735	Procter & Gamble Co. (The)	135,769

		151,896

	Personal Products — 0.1%
143	Estee Lauder Cos., Inc. (The), Class A	12,359

	Tobacco — 0.6%
874	Philip Morris International, Inc.	70,044

	Total Consumer Staples	626,218

	Energy — 7.0%
	Energy Equipment & Services — 0.8%
499	Baker Hughes, Inc.	30,811
463	Halliburton Co.	19,949
613	Schlumberger Ltd.	52,808

		103,568

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 6.2%
1,109	Anadarko Petroleum Corp.	86,568
1,337	Cabot Oil & Gas Corp.	42,185
286	Chevron Corp.	27,556
279	Concho Resources, Inc. (a)	31,810
192	Devon Energy Corp.	11,447
615	EOG Resources, Inc.	53,843
584	EQT Corp.	47,540
1,094	Exxon Mobil Corp.	91,018
1,542	Marathon Oil Corp.	40,917
618	Marathon Petroleum Corp.	32,340
3,227	Occidental Petroleum Corp.	250,942
460	Phillips 66	37,019
206	Pioneer Natural Resources Co.	28,525

		781,710

	Total Energy	885,278

	Financials — 16.8%
	Banks — 6.7%
11,328	Bank of America Corp.	192,806
736	BB&T Corp.	29,677
2,853	Citigroup, Inc.	157,617
322	East West Bancorp, Inc.	14,447
1,044	KeyCorp	15,686
217	Regions Financial Corp.	2,243
505	SunTrust Banks, Inc.	21,729
354	SVB Financial Group (a)	51,017
6,363	Wells Fargo & Co.	357,833
86	Zions Bancorporation	2,715

		845,770

	Capital Markets — 4.7%
408	Ameriprise Financial, Inc.	51,021
186	BlackRock, Inc.	64,488
2,010	Charles Schwab Corp. (The)	65,628
516	Goldman Sachs Group, Inc. (The)	107,708
1,491	Invesco Ltd.	55,901
5,455	Morgan Stanley	211,584
398	State Street Corp.	30,614
142	TD Ameritrade Holding Corp.	5,215

		592,159

	Consumer Finance — 0.1%
19	Ally Financial, Inc. (a)	437
287	Discover Financial Services	16,524

		16,961

	Diversified Financial Services — 0.5%
292	Intercontinental Exchange, Inc.	65,259

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — 3.9%
1,709	ACE Ltd., (Switzerland)	173,813
1,213	American International Group, Inc. (m)	74,978
438	Hartford Financial Services Group, Inc. (The)	18,194
1,241	Marsh & McLennan Cos., Inc.	70,351
2,387	MetLife, Inc.	133,662
531	XL Group plc, (Ireland)	19,765

		490,763

	Real Estate Investment Trusts (REITs) — 0.9%
445	American Tower Corp. (m)	41,531
131	AvalonBay Communities, Inc. (m)	20,927
41	Boston Properties, Inc. (m)	5,002
1,005	Prologis, Inc. (m)	37,296
48	Vornado Realty Trust (m)	4,552

		109,308

	Total Financials	2,120,220

	Health Care — 16.7%
	Biotechnology — 4.1%
240	Alexion Pharmaceuticals, Inc. (a)	43,475
451	Biogen, Inc. (a)	182,338
4	BioMarin Pharmaceutical, Inc. (a)	486
1,176	Celgene Corp. (a)	136,074
521	Gilead Sciences, Inc.	60,964
33	Receptos, Inc. (a)	6,186
6	Regeneron Pharmaceuticals, Inc. (a)	3,270
693	Vertex Pharmaceuticals, Inc. (a)	85,585

		518,378

	Health Care Equipment & Supplies — 1.6%
2,391	Abbott Laboratories (m)	117,334
4,621	Boston Scientific Corp. (a)	81,796
93	Stryker Corp.	8,892

		208,022

	Health Care Providers & Services — 5.2%
844	Aetna, Inc.	107,622
35	Cigna Corp. (m)	5,656
736	Humana, Inc.	140,727
846	McKesson Corp.	190,226
1,747	UnitedHealth Group, Inc.	213,135

		657,366

	Life Sciences Tools & Services — 0.1%
67	Illumina, Inc. (a)	14,526

	Pharmaceuticals — 5.7%
191	Allergan plc (a)	58,059
2,856	Bristol-Myers Squibb Co.	190,022

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — continued
830	Eli Lilly & Co.	69,333
6	Endo International plc, (Ireland) (a)	473
1,471	Johnson & Johnson	143,345
1,473	Merck & Co., Inc.	83,837
71	Perrigo Co. plc, (Ireland)	13,125
4,641	Pfizer, Inc.	155,626

		713,820

	Total Health Care	2,112,112

	Industrials — 8.9%
	Aerospace & Defense — 3.7%
2,323	Honeywell International, Inc. (m)	236,906
448	L-3 Communications Holdings, Inc.	50,766
1,567	United Technologies Corp.	173,847

		461,519

	Airlines — 1.2%
1,004	Delta Air Lines, Inc.	41,260
2,100	United Continental Holdings, Inc. (a)	111,318

		152,578

	Building Products — 0.8%
1,111	Fortune Brands Home & Security, Inc.	50,900
37	Lennox International, Inc.	4,010
1,527	Masco Corp.	40,736

		95,646

	Commercial Services & Supplies — 0.0% (g)
44	Tyco International plc	1,686

	Construction & Engineering — 0.4%
834	Fluor Corp.	44,235
307	Jacobs Engineering Group, Inc. (a)	12,489

		56,724

	Electrical Equipment — 0.5%
795	Eaton Corp. plc	53,682
278	Sensata Technologies Holding N.V., (Netherlands) (a)	14,685

		68,367

	Industrial Conglomerates — 0.1%
721	General Electric Co.	19,154

	Machinery — 1.3%
175	Cummins, Inc.	22,960
33	Ingersoll-Rand plc	2,194
1,738	PACCAR, Inc.	110,879
239	SPX Corp.	17,305

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — continued
37	WABCO Holdings, Inc. (a)	4,621

		157,959

	Road & Rail — 0.9%
96	Canadian Pacific Railway Ltd., (Canada)	15,449
46	Kansas City Southern	4,183
986	Union Pacific Corp.	94,005

		113,637

	Total Industrials	1,127,270

	Information Technology — 21.7%
	Communications Equipment — 0.0% (g)
27	QUALCOMM, Inc.	1,676

	Electronic Equipment, Instruments & Components — 0.8%
173	Amphenol Corp., Class A	10,027
32	Belden, Inc.	2,569
1,346	TE Connectivity Ltd., (Switzerland)	86,543

		99,139

	Internet Software & Services — 3.8%
2,400	Facebook, Inc., Class A (a)	205,851
176	Google, Inc., Class A (a)	94,983
340	Google, Inc., Class C (a)	176,861

		477,695

	IT Services — 3.8%
1,402	Accenture plc, (Ireland), Class A	135,695
170	Alliance Data Systems Corp. (a)	49,715
1,162	Cognizant Technology Solutions Corp.,
	Class A (a)	70,960
833	Fidelity National Information Services, Inc.	51,473
341	MasterCard, Inc., Class A	31,902
2,087	Visa, Inc., Class A	140,174

		479,919

	Semiconductors & Semiconductor Equipment — 5.3%
161	Applied Materials, Inc.	3,101
1,727	Avago Technologies Ltd., (Singapore)	229,583
1,874	Broadcom Corp., Class A	96,514
649	Freescale Semiconductor Ltd. (a)	25,953
1,218	KLA-Tencor Corp.	68,475
2,203	Lam Research Corp.	179,243
415	NXP Semiconductors N.V.,
	(Netherlands) (a)	40,801
449	Texas Instruments, Inc.	23,130

		666,800

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — 3.9%
1,429	Adobe Systems, Inc. (a)	115,749
7,604	Microsoft Corp.	335,696
1,063	Oracle Corp.	42,832

		494,277

	Technology Hardware, Storage & Peripherals — 4.1%
4,094	Apple, Inc. (m)	513,517

	Total Information Technology	2,733,023

	Materials — 3.2%
	Chemicals — 2.1%
386	Axiall Corp.	13,901
223	CF Industries Holdings, Inc.	14,334
1,453	Dow Chemical Co. (The)	74,330
1,186	E.I. du Pont de Nemours & Co.	75,816
1,880	Mosaic Co. (The)	88,067

		266,448

	Construction Materials — 0.2%
114	Martin Marietta Materials, Inc.	16,103
107	Vulcan Materials Co.	8,940

		25,043

	Containers & Packaging — 0.7%
1,604	Crown Holdings, Inc. (a)	84,885

	Metals & Mining — 0.2%
246	Alcoa, Inc. (m)	2,743
897	United States Steel Corp.	18,488

		21,231

	Total Materials	397,607

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.0%
2,773	AT&T, Inc.	98,501
597	Verizon Communications, Inc. (m)	27,848

		126,349

	Wireless Telecommunication Services — 0.2%
201	SBA Communications Corp., Class A (a)	23,059

	Total Telecommunication Services	149,408

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.5%
	Electric Utilities — 1.6%
876	Edison International	48,670
1,442	Exelon Corp.	45,296
951	NextEra Energy, Inc.	93,253
30	Pinnacle West Capital Corp. (m)	1,712
560	Xcel Energy, Inc.	18,008

		206,939

	Multi-Utilities — 0.9%
1,014	CenterPoint Energy, Inc.	19,306
1,158	CMS Energy Corp.	36,872
1,046	NiSource, Inc.	47,680
145	PG&E Corp.	7,129

		110,987

	Total Utilities	317,926

	Total Common Stocks (Cost $9,230,058)	12,503,434

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
24	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 0.9%
	Investment Company — 0.9%
113,376	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $113,376)	113,376

	Total Investments — 100.0% (Cost $9,343,434)	12,616,810
	Liabilities in Excess of Other Assets — 0.0% (c) (g)	(4,807)

	NET ASSETS — 100.0%	$12,612,003

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
436	E-mini S&P 500	09/18/15	USD	$44,786	$(703)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	49

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

ADR	— American Depositary Receipt
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid and may be difficult to sell.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(o)	— All or a portion of these securities are segregated for options written.

The following approximates the aggregate amount of securities segregated for options written (amounts in thousands):

Fund	Value
Hedged Equity Fund	$56,148

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund	Dynamic Growth Fund		Equity Focus Fund
ASSETS:
Investments in non-affiliates, at value	$7,702,644	$323,826		$80,606
Investments in affiliates, at value	181,498	13,184		2,851

Total investment securities, at value	7,884,142	337,010		83,457
Receivables:
Investment securities sold	71,064	—		—
Fund shares sold	4,284	443		197
Dividends from non-affiliates	4,185	118		41
Dividends from affiliates	9	1		—	(a)
Variation margin on futures contracts	41	—		—
Other assets	—	—		18

Total Assets	7,963,725	337,572		83,713

LIABILITIES:
Payables:
Investment securities purchased	205,612	—		—
Fund shares redeemed	8,935	67		96
Accrued liabilities:
Investment advisory fees	1,428	147		44
Administration fees	445	9		5
Distribution fees	100	13		1
Shareholder servicing fees	68	60		17
Custodian and accounting fees	70	11		9
Trustees’ and Chief Compliance Officer’s fees	10	—	(a)	—	(a)
Audit fees	41	34		31
Transfer agent fees	268	29		2
Other	333	6		4

Total Liabilities	217,310	376		209

Net Assets	$7,746,415	$337,196		$83,504

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
NET ASSETS:
Paid-in-Capital	$6,842,788	$267,750	$74,289
Accumulated undistributed (distributions in excess of) net investment income	975	(603)	65
Accumulated net realized gains (losses)	285,963	(941)	1,735
Net unrealized appreciation (depreciation)	616,689	70,990	7,415

Total Net Assets	$7,746,415	$337,196	$83,504

Net Assets:
Class A	$483,296	$39,153	$1,452
Class C	—	8,894	873
Class R5	—	49	—
Class R6	6,205,582	—	—
Institutional Class	796,919	—	—
Select Class	260,618	289,100	81,179

Total	$7,746,415	$337,196	$83,504

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	20,142	1,545	59
Class C	—	365	36
Class R5	—	2	—
Class R6	256,888	—	—
Institutional Class	32,996	—	—
Select Class	10,777	11,192	3,254

Net Asset Value (a):
Class A — Redemption price per share	$23.99	$25.34	$24.78
Class C — Offering price per share (b)	—	24.39	24.34
Class R5 — Offering and redemption price per share	—	26.22	—
Class R6 — Offering and redemption price per share	24.16	—	—
Institutional Class — Offering and redemption price per share	24.15	—	—
Select Class — Offering and redemption price per share	24.18	25.83	24.95
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$25.32	$26.74	$26.15

Cost of investments in non-affiliates	$7,085,511	$252,836	$73,191
Cost of investments in affiliates	181,498	13,184	2,851

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Equity Income Fund		Growth and Income Fund		Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$9,914,220		$490,309		$204,398
Investments in affiliates, at value	326,417		8,112		2,970

Total investment securities, at value	10,240,637		498,421		207,368
Cash	—		—		11
Receivables:
Investment securities sold	15,351		—		3,795
Fund shares sold	23,219		178		1,532
Dividends from non-affiliates	16,394		575		200
Dividends from affiliates	22		1		—	(a)
Due from Adviser	—		—		20

Total Assets	10,295,623		499,175		212,926

LIABILITIES:
Payables:
Due to custodian	—	(a)	—	(a)	—
Investment securities purchased	2,856		2,982		5,949
Fund shares redeemed	31,079		290		805
Variation margin on futures contracts	—		—		3
Outstanding options written, at fair value	—		—		3,276
Accrued liabilities:
Investment advisory fees	3,361		163		—
Administration fees	703		34		—
Distribution fees	1,379		107		21
Shareholder servicing fees	1,629		104		21
Custodian and accounting fees	98		10		23
Trustees’ and Chief Compliance Officer’s fees	15		1		1
Other	1,323		165		133

Total Liabilities	42,443		3,856		10,232

Net Assets	$10,253,180		$495,319		$202,694

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$8,510,240	$325,391	$197,569
Accumulated undistributed (distributions in excess of) net investment income	1,513	(33)	46
Accumulated net realized gains (losses)	48,171	18,182	(2,522)
Net unrealized appreciation (depreciation)	1,693,256	151,779	7,601

Total Net Assets	$10,253,180	$495,319	$202,694

Net Assets:
Class A	$3,014,937	$434,573	$93,007
Class C	1,160,002	24,647	3,405
Class R2	56,522	—	—
Class R5	520,660	—	442
Class R6	861,809	—	443
Select Class	4,639,250	36,099	105,397

Total	$10,253,180	$495,319	$202,694

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	218,956	9,560	5,648
Class C	85,397	589	207
Class R2	4,114	—	—
Class R5	37,256	—	27
Class R6	61,702	—	27
Select Class	332,075	761	6,387

Net Asset Value (a):
Class A — Redemption price per share	$13.77	$45.46	$16.47
Class C — Offering price per share (b)	13.58	41.83	16.43
Class R2 — Offering and redemption price per share	13.74	—	—
Class R5 — Offering and redemption price per share	13.98	—	16.51
Class R6 — Offering and redemption price per share	13.97	—	16.52
Select Class — Offering and redemption price per share	13.97	47.45	16.50
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.53	$47.98	$17.38

Cost of investments in non-affiliates	$8,220,964	$338,530	$196,820
Cost of investments in affiliates	326,417	8,112	2,970
Premiums received from options written	—	—	3,319

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$15,237,173	$737,798	$12,503,434
Investments in affiliates, at value	315,791	15,960	113,376

Total investment securities, at value	15,552,964	753,758	12,616,810
Deposits at broker for futures contracts	—	—	2,021
Receivables:
Investment securities sold	101,883	1,106	57,418
Fund shares sold	23,707	55	19,183
Dividends from non-affiliates	3,498	794	11,077
Dividends from affiliates	19	1	7
Variation margin on futures contracts	—	—	85

Total Assets	15,682,071	755,714	12,706,601

LIABILITIES:
Payables:
Investment securities purchased	—	3,303	70,148
Fund shares redeemed	24,540	470	16,244
Accrued liabilities:
Investment advisory fees	6,500	251	4,185
Administration fees	1,070	52	850
Distribution fees	1,451	29	522
Shareholder servicing fees	2,066	144	949
Custodian and accounting fees	195	22	165
Trustees’ and Chief Compliance Officer’s fees	19	4	7
Transfer agent fees	2,110	19	1,024
Other	470	72	504

Total Liabilities	38,421	4,366	94,598

Net Assets	$15,643,650	$751,348	$12,612,003

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid-in-Capital	$9,356,900	$582,316	$9,113,066
Accumulated undistributed (distributions in excess of) net investment income	(366)	(27)	1,266
Accumulated net realized gains (losses)	610,053	58,406	224,998
Net unrealized appreciation (depreciation)	5,677,063	110,653	3,272,673

Total Net Assets	$15,643,650	$751,348	$12,612,003

Net Assets:
Class A	$4,670,460	$93,078	$1,399,208
Class C	600,404	14,307	253,608
Class R2	242,550	1,074	178,272
Class R5	1,394,419	4,443	496,102
Class R6	3,220,191	4,145	2,976,379
Institutional Class	—	—	4,932,896
Select Class	5,515,626	634,301	2,375,538

Total	$15,643,650	$751,348	$12,612,003

Outstanding units of beneficial interest (shares)
($ 0.0001 par value; unlimited number of shares authorized):
Class A	126,848	6,197	94,838
Class C	18,847	980	17,608
Class R2	6,692	72	12,163
Class R5	37,431	298	33,521
Class R6	86,236	279	200,896
Institutional Class	—	—	333,485
Select Class	149,400	42,875	160,777

Net Asset Value (a):
Class A — Redemption price per share	$36.82	$15.02	$14.75
Class C — Offering price per share (b)	31.86	14.60	14.40
Class R2 — Offering and redemption price per share	36.24	14.96	14.66
Class R5 — Offering and redemption price per share	37.25	14.93	14.80
Class R6 — Offering and redemption price per share	37.34	14.86	14.82
Institutional Class — Offering and redemption price per share	—	—	14.79
Select Class — Offering and redemption price per share	36.92	14.79	14.78
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.86	$15.85	$15.57

Cost of investments in non-affiliates	$9,560,110	$627,145	$9,230,058
Cost of investments in affiliates	315,791	15,960	113,376

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Focus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5	$—	$—
Dividend income from non-affiliates	96,171	1,974	910
Dividend income from affiliates	41	5	1

Total investment income	96,217	1,979	911

EXPENSES:
Investment advisory fees	14,369	1,906	517
Administration fees	4,725	261	65
Distribution fees:
Class A	841	69	2
Class C	—	53	4
Shareholder servicing fees:
Class A	841	69	2
Class C	—	18	2
Class R5	—	— (a)	—
Institutional Class	532	—	—
Select Class	733	707	195
Custodian and accounting fees	199	34	27
Professional fees	109	46	46
Trustees’ and Chief Compliance Officer’s fees	57	3	1
Printing and mailing costs	161	22	4
Registration and filing fees	514	65	18
Transfer agent fees	969	135	9
Other	71	12	6

Total expenses	24,121	3,400	898

Less fees waived	(1,262)	(226)	(103)
Less expense reimbursements	(15)	(4)	—

Net expenses	22,844	3,170	795

Net investment income (loss)	73,373	(1,191)	116

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	457,927	211	2,395
Futures	5,101	—	—

Net realized gain (loss)	463,028	211	2,395

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(65,196)	25,578	2,264
Futures	(797)	—	—

Change in net unrealized appreciation/depreciation	(65,993)	25,578	2,264

Net realized/unrealized gains (losses)	397,035	25,789	4,659

Change in net assets resulting from operations	$470,408	$24,598	$4,775

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Equity Income Fund	Growth and Income Fund	Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$— (a)
Dividend income from non-affiliates	258,148	11,579	2,357
Dividend income from affiliates	107	1	1

Total investment income	258,255	11,580	2,358

EXPENSES:
Investment advisory fees	36,099	1,932	297
Administration fees	7,421	397	98
Distribution fees:
Class A	6,861	1,071	139
Class B (b)	24	17	—
Class C	7,417	148	8
Class R2	211	—	—
Shareholder servicing fees:
Class A	6,861	1,071	139
Class B (b)	8	6	—
Class C	2,472	49	3
Class R2	105	—	—
Class R5	208	—	— (a)
Select Class	10,309	82	153
Custodian and accounting fees	260	31	62
Professional fees	136	49	80
Trustees’ and Chief Compliance Officer’s fees	94	5	2
Printing and mailing costs	556	47	12
Registration and filing fees	342	51	104
Transfer agent fees	5,764	380	108
Offering costs	—	—	48
Other	108	25	4

Total expenses	85,256	5,361	1,257

Less fees waived	(2,573)	(17)	(324)
Less earnings credits	— (a)	—	—
Less expense reimbursements	(52)	—	(79)

Net expenses	82,631	5,344	854

Net investment income (loss)	175,624	6,236	1,504

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	136,057	32,555	(8,571)
Futures	—	—	587
Options written	—	—	5,516

Net realized gain (loss)	136,057	32,555	(2,468)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	75,086	(14,988)	7,279
Futures	—	—	(20)
Options Written	—	—	43

Change in net unrealized appreciation/depreciation	75,086	(14,988)	7,302

Net realized/unrealized gains (losses)	211,143	17,567	4,834

Change in net assets resulting from operations	$386,767	$23,803	$6,338

(a)	Amount rounds to less than $1,000.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	59

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015 (continued)

(Amounts in thousands)

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$120,192	$16,077	$224,501
Dividend income from affiliates	148	7	57

Total investment income	120,340	16,084	224,558

EXPENSES:
Investment advisory fees	76,919	3,226	48,311
Administration fees	12,653	663	9,932
Distribution fees:
Class A	12,056	231	3,182
Class B (a)	47	11	29
Class C	4,203	99	1,588
Class R2	1,167	3	764
Shareholder servicing fees:
Class A	12,056	231	3,182
Class B (a)	16	4	10
Class C	1,401	33	529
Class R2	583	2	382
Class R5	699	2	239
Institutional Class	—	—	4,667
Select Class	13,570	1,678	6,561
Custodian and accounting fees	440	53	418
Interest expense to affiliates	—	1	—
Professional fees	191	54	161
Trustees’ and Chief Compliance Officer’s fees	154	1	111
Printing and mailing costs	1,074	30	757
Registration and filing fees	293	80	580
Transfer agent fees	12,110	115	5,786
Other	208	27	535

Total expenses	149,840	6,544	87,724

Less fees waived	(9,544)	(156)	(5,436)
Less expense reimbursements	(88)	— (b)	(91)

Net expenses	140,208	6,388	82,197

Net investment income (loss)	(19,868)	9,696	142,361

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	827,611	102,268	932,380
Futures	—	—	10,760

Net realized gain (loss)	827,611	102,268	943,140

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	1,414,740	(49,217)	(30,556)
Futures	—	—	(1,193)

Change in net unrealized appreciation/depreciation	1,414,740	(49,217)	(31,749)

Net realized/unrealized gains (losses)	2,242,351	53,051	911,391

Change in net assets resulting from operations	$2,222,483	$62,747	$1,053,752

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$73,373	$46,521	$(1,191)	$(708)
Net realized gain (loss)	463,028	240,349	211	7,600
Change in net unrealized appreciation/depreciation	(65,993)	433,169	25,578	30,946

Change in net assets resulting from operations	470,408	720,039	24,598	37,838

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,861)	(1,624)	—	—
From net realized gains	(19,848)	(9,242)	(413)	—
Class C
From net realized gains	—	—	(111)	—
Class R5
From net realized gains	—	—	(1)	—
Class R6
From net investment income	(59,604)	(39,209)	—	—
From net realized gains	(266,822)	(139,746)	—	—
Institutional Class
From net investment income	(6,739)	(4,083)	—	—
From net realized gains	(32,068)	(16,849)	—	—
Select Class
From net investment income	(2,632)	(775)	—	—
From net realized gains	(15,846)	(3,550)	(4,260)	—

Total distributions to shareholders	(406,420)	(215,078)	(4,785)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	3,404,441	1,946,173	34,618	142,647

NET ASSETS:
Change in net assets	3,468,429	2,451,134	54,431	180,485
Beginning of period	4,277,986	1,826,852	282,765	102,280

End of period	$7,746,415	$4,277,986	$337,196	$282,765

Accumulated undistributed (distributions in excess of) net investment income	$975	$831	$(603)	$(429)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$116	$62	$175,624	$108,236
Net realized gain (loss)	2,395	(77)	136,057	125,411
Distributions of capital gains received from investment company affiliates	—	—	—	1
Change in net unrealized appreciation/depreciation	2,264	4,489	75,086	934,953

Change in net assets resulting from operations	4,775	4,474	386,767	1,168,601

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	—	(50,416)	(31,236)
From net realized gains	(5)	(5)	(53,724)	(30,026)
Class B (a)
From net investment income	—	—	(41)	(50)
From net realized gains	—	—	(67)	(74)
Class C
From net investment income	—	—	(14,285)	(7,992)
From net realized gains	(4)	(2)	(18,697)	(10,640)
Class R2
From net investment income	—	—	(708)	(317)
From net realized gains	—	—	(817)	(336)
Class R5
From net investment income	—	—	(9,307)	(5,124)
From net realized gains	—	—	(7,581)	(3,803)
Class R6
From net investment income	—	—	(16,393)	(9,298)
From net realized gains	—	—	(13,082)	(7,928)
Select Class
From net investment income	(112)	— (b)	(84,500)	(54,801)
From net realized gains	(492)	(259)	(77,081)	(46,326)

Total distributions to shareholders	(614)	(266)	(346,699)	(207,951)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	6,723	64,555	2,687,583	2,056,118

NET ASSETS:
Change in net assets	10,884	68,763	2,727,651	3,016,768
Beginning of period	72,620	3,857	7,525,529	4,508,761

End of period	$83,504	$72,620	$10,253,180	$7,525,529

Accumulated undistributed (distributions in excess of) net investment income	$65	$62	$1,513	$1,539

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Period Ended June 30, 2014 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,236	$4,949	$1,504	$24
Net realized gain (loss)	32,555	51,392	(2,468)	(122)
Distributions of capital gains received from investment company affiliates	—	— (b)	—	—
Change in net unrealized appreciation/depreciation	(14,988)	34,471	7,302	299

Change in net assets resulting from operations	23,803	90,812	6,338	201

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(5,313)	(4,431)	(594)	(4)
From net realized gains	(9,151)	—	—	—
Return of capital	—	—	—	(1)
Class B (c)
From net investment income	(13)	(18)	—	—
From net realized gains	(53)	—	—	—
Class C
From net investment income	(193)	(99)	(11)	— (b)
From net realized gains	(427)	—	—	—
Return of capital	—	—	—	— (b)
Class R5
From net investment income	—	—	(5)	— (b)
Return of capital	—	—	—	— (b)
Class R6
From net investment income	—	—	(5)	— (b)
Return of capital	—	—	—	(1)
Select Class
From net investment income	(463)	(332)	(772)	(23)
From net realized gains	(660)	—	—	—
Return of capital	—	—	—	(20)

Total distributions to shareholders	(16,273)	(4,880)	(1,387)	(49)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	23,921	(17,280)	192,708	4,883

NET ASSETS:
Change in net assets	31,451	68,652	197,659	5,035
Beginning of period	463,868	395,216	5,035	—

End of period	$495,319	$463,868	$202,694	$5,035

Accumulated undistributed (distributions in excess of) net investment income	$(33)	$(17)	$46	$(3)

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than $1,000.
(c)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(19,868)	$(28,833)	$9,696	$9,568
Net realized gain (loss)	827,611	572,824	102,268	123,935
Distributions of capital gains received from investment company affiliates	—	1	—	4
Change in net unrealized appreciation/depreciation	1,414,740	2,563,782	(49,217)	35,976

Change in net assets resulting from operations	2,222,483	3,107,774	62,747	169,483

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(1,005)	(861)
From net realized gains	(85,875)	—	(13,856)	(1,655)
Class B (a)
From net investment income	—	—	(6)	(12)
From net realized gains	(133)	—	(230)	(50)
Class C
From net investment income	—	—	(88)	(68)
From net realized gains	(11,256)	—	(2,003)	(233)
Class R2
From net investment income	—	—	(7)	(3)
From net realized gains	(3,964)	—	(87)	(14)
Class R5
From net investment income	—	—	(61)	(116)
From net realized gains	(24,104)	—	(646)	(599)
Class R6
From net investment income	—	—	(341)	(724)
From net realized gains	(50,817)	—	(6,003)	(1,655)
Select Class
From net investment income	—	—	(8,298)	(8,031)
From net realized gains	(97,149)	—	(102,872)	(21,436)

Total distributions to shareholders	(273,298)	—	(135,503)	(35,457)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,251,267)	275,053	(343)	(6,000)

NET ASSETS:
Change in net assets	697,918	3,382,827	(73,099)	128,026
Beginning of period	14,945,732	11,562,905	824,447	696,421

End of period	$15,643,650	$14,945,732	$751,348	$824,447

Accumulated undistributed (distributions in excess of) net investment income	$(366)	$(17,137)	$(27)	$(56)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	U.S. Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$142,361	$96,944
Net realized gain (loss)	943,140	736,827
Distributions of capital gains received from investment company affiliates	—	2
Change in net unrealized appreciation/depreciation	(31,749)	1,332,466

Change in net assets resulting from operations	1,053,752	2,166,239

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(11,732)	(8,068)
From net realized gains	(101,441)	(67,000)
Class B (a)
From net investment income	(15)	(13)
From net realized gains	(335)	(307)
Class C
From net investment income	(1,049)	(512)
From net realized gains	(16,831)	(9,496)
Class R2
From net investment income	(1,082)	(595)
From net realized gains	(12,128)	(6,636)
Class R5
From net investment income	(6,071)	(4,728)
From net realized gains	(39,025)	(27,833)
Class R6
From net investment income	(35,475)	(23,536)
From net realized gains	(207,916)	(124,852)
Institutional Class
From net investment income	(57,166)	(34,846)
From net realized gains	(373,132)	(245,150)
Select Class
From net investment income	(27,032)	(24,079)
From net realized gains	(194,871)	(143,301)

Total distributions to shareholders	(1,085,301)	(720,952)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,863,908	1,347,074

NET ASSETS:
Change in net assets	1,832,359	2,792,361
Beginning of period	10,779,644	7,987,283

End of period	$12,612,003	$10,779,644

Accumulated undistributed (distributions in excess of) net investment income	$1,266	$572

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$358,585	$110,205	$26,887	$18,137
Distributions reinvested	22,668	10,845	402	—
Cost of shares redeemed	(108,252)	(42,738)	(6,767)	(1,412)

Change in net assets resulting from Class A capital transactions	$273,001	$78,312	$20,522	$16,725

Class C
Proceeds from shares issued	$—	$—	$5,474	$4,982
Distributions reinvested	—	—	84	—
Cost of shares redeemed	—	—	(1,468)	(705)

Change in net assets resulting from Class C capital transactions	$—	$—	$4,090	$4,277

Class R5
Proceeds from shares issued	$—	$—	$—	$4
Distributions reinvested	—	—	1	—
Cost of shares redeemed	—	—	—	— (a)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$1	$4

Class R6
Proceeds from shares issued	$2,411,314	$1,799,308	$—	$—
Distributions reinvested	326,426	178,948	—	—
Cost of shares redeemed	(180,826)	(264,127)	—	—

Change in net assets resulting from Class R6 capital transactions	$2,556,914	$1,714,129	$—	$—

Institutional Class
Proceeds from shares issued	$529,705	$148,282	$—	$—
Distributions reinvested	35,134	18,575	—	—
Cost of shares redeemed	(160,633)	(45,570)	—	—

Change in net assets resulting from Institutional Class capital transactions	$404,206	$121,287	$—	$—

Select Class
Proceeds from shares issued	$374,608	$43,804	$50,453	$133,469
Distributions reinvested	7,520	3,427	3,771	—
Cost of shares redeemed	(211,808)	(14,786)	(44,219)	(11,828)

Change in net assets resulting from Select Class capital transactions	$170,320	$32,445	$10,005	$121,641

Total change in net assets resulting from capital transactions	$3,404,441	$1,946,173	$34,618	$142,647

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Disciplined Equity Fund		Dynamic Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	14,944	5,011	1,094	763
Reinvested	985	507	17	—
Redeemed	(4,497)	(1,927)	(276)	(60)

Change in Class A Shares	11,432	3,591	835	703

Class C
Issued	—	—	232	214
Reinvested	—	—	4	—
Redeemed	—	—	(61)	(31)

Change in Class C Shares	—	—	175	183

Class R5
Issued	—	—	—	—	(a)
Reinvested	—	—	— (a)	—
Redeemed	—	—	—	—	(a)

Change in Class R5 Shares	—	—	— (a)	—	(a)

Class R6
Issued	99,461	82,159	—	—
Reinvested	14,056	8,286	—	—
Redeemed	(7,497)	(11,337)	—	—

Change in Class R6 Shares	106,020	79,108	—	—

Institutional Class
Issued	21,787	6,620	—	—
Reinvested	1,514	862	—	—
Redeemed	(6,635)	(2,038)	—	—

Change in Institutional Class Shares	16,666	5,444	—	—

Select Class
Issued	15,608	1,997	2,071	5,952
Reinvested	323	159	156	—
Redeemed	(8,625)	(673)	(1,772)	(526)

Change in Select Class Shares	7,306	1,483	455	5,426

(a)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,181	$490	$1,420,165	$1,182,295
Distributions reinvested	6	5	99,766	59,065
Cost of shares redeemed	(194)	(167)	(887,735)	(454,907)
Conversion from Class B Shares	—	—	2,543	234

Change in net assets resulting from Class A capital transactions	$993	$328	$634,739	$786,687

Class B (a)
Proceeds from shares issued	$—	$—	$255	$1,047
Distributions reinvested	—	—	101	112
Cost of shares redeemed	—	—	(1,842)	(1,727)
Conversion to Class A Shares	—	—	(2,543)	(234)

Change in net assets resulting from Class B capital transactions	$—	$—	$(4,029)	$(802)

Class C
Proceeds from shares issued	$782	$62	$469,144	$374,473
Distributions reinvested	4	2	27,318	15,425
Cost of shares redeemed	(62)	(12)	(142,759)	(89,920)

Change in net assets resulting from Class C capital transactions	$724	$52	$353,703	$299,978

Class R2
Proceeds from shares issued	$—	$—	$38,187	$19,772
Distributions reinvested	—	—	1,483	652
Cost of shares redeemed	—	—	(11,830)	(8,361)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$27,840	$12,063

Class R5
Proceeds from shares issued	$—	$—	$289,715	$133,602
Distributions reinvested	—	—	14,261	8,807
Cost of shares redeemed	—	—	(90,072)	(103,835)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$213,904	$38,574

Class R6
Proceeds from shares issued	$—	$—	$427,210	$392,844
Distributions reinvested	—	—	26,378	14,091
Cost of shares redeemed	—	—	(143,972)	(150,821)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$309,616	$256,114

Select Class
Proceeds from shares issued	$19,248	$74,941	$1,995,707	$1,343,746
Distributions reinvested	41	100	97,011	51,006
Cost of shares redeemed	(14,283)	(10,866)	(940,908)	(731,248)

Change in net assets resulting from Select Class capital transactions	$5,006	$64,175	$1,151,810	$663,504

Total change in net assets resulting from capital transactions	$6,723	$64,555	$2,687,583	$2,056,118

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Equity Focus Fund		Equity Income Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	49	22	102,541	93,430
Reinvested	— (a)	— (a)	7,191	4,669
Redeemed	(8)	(7)	(63,788)	(35,883)
Conversion from Class B Shares	—	—	181	19

Change in Class A Shares	41	15	46,125	62,235

Class B (b)
Issued	—	—	19	85
Reinvested	—	—	7	9
Redeemed	—	—	(134)	(137)
Conversion to Class A Shares	—	—	(182)	(19)

Change in Class B Shares	—	—	(290)	(62)

Class C
Issued	33	4	34,111	30,145
Reinvested	— (a)	— (a)	1,997	1,238
Redeemed	(3)	(1)	(10,411)	(7,181)

Change in Class C Shares	30	3	25,697	24,202

Class R2
Issued	—	—	2,750	1,554
Reinvested	—	—	107	52
Redeemed	—	—	(850)	(649)

Change in Class R2 Shares	—	—	2,007	957

Class R5
Issued	—	—	20,388	10,246
Reinvested	—	—	1,012	687
Redeemed	—	—	(6,358)	(8,034)

Change in Class R5 Shares	—	—	15,042	2,899

Class R6
Issued	—	—	30,221	30,669
Reinvested	—	—	1,872	1,095
Redeemed	—	—	(10,221)	(11,733)

Change in Class R6 Shares	—	—	21,872	20,031

Select Class
Issued	792	3,320	141,421	104,808
Reinvested	2	5	6,888	3,973
Redeemed	(584)	(475)	(66,629)	(56,929)

Change in Select Class Shares	210	2,850	81,680	51,852

(a)	Amount rounds to less than 1,000 shares.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Period Ended June 30, 2014 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$47,842	$31,504	$107,013	$1,573
Distributions reinvested	13,884	4,239	594	4
Cost of shares redeemed	(55,510)	(50,548)	(17,993)	(1,009)
Conversion from Class B Shares	2,102	223	—	—

Change in net assets resulting from Class A capital transactions	$8,318	$(14,582)	$89,614	$568

Class B (b)
Proceeds from shares issued	$130	$86	$—	$—
Distributions reinvested	65	18	—	—
Cost of shares redeemed	(847)	(773)	—	—
Conversion to Class A Shares	(2,102)	(223)	—	—

Change in net assets resulting from Class B capital transactions	$(2,754)	$(892)	$—	$—

Class C
Proceeds from shares issued	$12,911	$6,964	$3,979	$50
Distributions reinvested	554	89	10	—	(c)
Cost of shares redeemed	(3,566)	(2,395)	(621)	—

Change in net assets resulting from Class C capital transactions	$9,899	$4,658	$3,368	$50

Class R5
Proceeds from shares issued	$—	$—	$374	$50
Distributions reinvested	—	—	5	1

Change in net assets resulting from Class R5 capital transactions	$—	$—	$379	$51

Class R6
Proceeds from shares issued	$—	$—	$374	$50
Distributions reinvested	—	—	5	1

Change in net assets resulting from Class R6 capital transactions	$—	$—	$379	$51

Select Class
Proceeds from shares issued	$11,721	$19,582	$125,592	$4,125
Distributions reinvested	962	296	755	38
Cost of shares redeemed	(4,225)	(26,342)	(27,379)	—

Change in net assets resulting from Select Class capital transactions	$8,458	$(6,464)	$98,968	$4,163

Total change in net assets resulting from capital transactions	$23,921	$(17,280)	$192,708	$4,883

(a)	Commencement of operations was December 13, 2013.
(b)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(c)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Growth and Income Fund		Hedged Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Period Ended June 30, 2014 (a)
SHARE TRANSACTIONS:
Class A
Issued	1,044	785	6,659	100
Reinvested	308	102	36	—	(b)
Redeemed	(1,222)	(1,258)	(1,083)	(64)
Conversion from Class B Shares	45	6	—	—

Change in Class A Shares	175	(365)	5,612	36

Class B (c)
Issued	3	2	—	—
Reinvested	2	— (b)	—	—
Redeemed	(20)	(19)	—	—
Conversion to Class A Shares	(46)	(6)	—	—

Change in Class B Shares	(61)	(23)	—	—

Class C
Issued	307	187	241	3
Reinvested	13	2	1	—	(b)
Redeemed	(85)	(65)	(38)	—

Change in Class C Shares	235	124	204	3

Class R5
Issued	—	—	24	3
Reinvested	—	—	— (b)	—	(b)

Change in Class R5 Shares	—	—	24	3

Class R6
Issued	—	—	24	3
Reinvested	—	—	— (b)	—	(b)

Change in Class R6 Shares	—	—	24	3

Select Class
Issued	248	473	7,719	270
Reinvested	20	7	46	3
Redeemed	(89)	(643)	(1,651)	—

Change in Select Class Shares	179	(163)	6,114	273

(a)	Commencement of operations was December 13, 2013.
(b)	Amount rounds to less than 1,000 shares.
(c)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,015,188	$2,725,289	$12,794	$15,456
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	42,595
Distributions reinvested	80,373	—	14,323	2,439
Cost of shares redeemed	(2,084,770)	(1,431,629)	(19,005)	(15,944)
Conversion from Class B Shares	6,138	1,207	1,111	105

Change in net assets resulting from Class A capital transactions	$(983,071)	$1,294,867	$9,223	$44,651

Class B (a)
Proceeds from shares issued	$125	$146	$31	$33
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	1,079
Distributions reinvested	131	—	226	57
Cost of shares redeemed	(2,472)	(2,718)	(923)	(664)
Conversion to Class A Shares	(6,138)	(1,207)	(1,111)	(105)

Change in net assets resulting from Class B capital transactions	$(8,354)	$(3,779)	$(1,777)	$400

Class C
Proceeds from shares issued	$110,881	$118,910	$4,828	$3,724
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	3,188
Distributions reinvested	7,502	—	1,882	268
Cost of shares redeemed	(107,204)	(90,812)	(2,807)	(1,946)

Change in net assets resulting from Class C capital transactions	$11,179	$28,098	$3,903	$5,234

Class R2
Proceeds from shares issued	$78,590	$62,282	$669	$194
Distributions reinvested	3,119	—	64	10
Cost of shares redeemed	(89,755)	(78,278)	(60)	(196)

Change in net assets resulting from Class R2 capital transactions	$(8,046)	$(15,996)	$673	$8

Class R5
Proceeds from shares issued	$337,438	$365,422	$717	$514
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	2,180
Distributions reinvested	22,865	—	515	690
Cost of shares redeemed	(549,243)	(413,385)	(843)	(19,905)

Change in net assets resulting from Class R5 capital transactions	$(188,940)	$(47,963)	$389	$(16,521)

Class R6
Proceeds from shares issued	$723,964	$665,288	$5,285	$4,941
Distributions reinvested	48,411	—	6,344	2,379
Cost of shares redeemed	(639,517)	(692,012)	(55,097)	(8,427)

Change in net assets resulting from Class R6 capital transactions	$132,858	$(26,724)	$(43,468)	$(1,107)

Select Class
Proceeds from shares issued	$1,342,590	$1,132,582	$35,937	$29,098
Distributions reinvested	69,462	—	110,461	27,502
Cost of shares redeemed	(1,618,945)	(2,086,032)	(115,684)	(95,265)

Change in net assets resulting from Select Class capital transactions	$(206,893)	$(953,450)	$30,714	$(38,665)

Total change in net assets resulting from capital transactions	$(1,251,267)	$275,053	$(343)	$(6,000)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Large Cap Growth Fund		Large Cap Value fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	29,011	94,319	805	1,014
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	2,898
Reinvested	2,374	—	989	162
Redeemed	(59,974)	(47,665)	(1,211)	(1,042)
Conversion from Class B Shares	165	40	72	7

Change in Class A Shares	(28,424)	46,694	655	3,039

Class B (a)
Issued	4	6	2	3
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	74
Reinvested	4	—	16	4
Redeemed	(80)	(103)	(60)	(44)
Conversion to Class A Shares	(189)	(45)	(74)	(7)

Change in Class B Shares	(261)	(142)	(116)	30

Class C
Issued	3,633	4,514	319	251
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	222
Reinvested	255	—	134	18
Redeemed	(3,539)	(3,428)	(190)	(131)

Change in Class C Shares	349	1,086	263	360

Class R2
Issued	2,288	2,078	44	12
Reinvested	94	—	5	1
Redeemed	(2,626)	(2,597)	(4)	(13)

Change in Class R2 Shares	(244)	(519)	45	— (b)

Class R5
Issued	9,542	12,035	46	34
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	149
Reinvested	669	—	36	48
Redeemed	(15,538)	(13,642)	(52)	(1,358)

Change in Class R5 Shares	(5,327)	(1,607)	30	(1,127)

Class R6
Issued	20,459	22,243	338	329
Reinvested	1,413	—	442	161
Redeemed	(18,258)	(22,612)	(3,591)	(557)

Change in Class R6 Shares	3,614	(369)	(2,811)	(67)

Select Class
Issued	38,845	37,768	2,280	1,976
Reinvested	2,047	—	7,737	1,868
Redeemed	(46,403)	(67,981)	(7,526)	(6,280)

Change in Select Class Shares	(5,511)	(30,213)	2,491	(2,436)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Amount rounds to less than 1,000 shares.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$467,436	$383,363
Distributions reinvested	100,057	67,082
Cost of shares redeemed	(335,025)	(308,374)
Conversion from Class B Shares	3,680	158

Change in net assets resulting from Class A capital transactions	$236,148	$142,229

Class B (a)
Proceeds from shares issued	$94	$178
Distributions reinvested	331	305
Cost of shares redeemed	(1,044)	(1,216)
Conversion to Class A Shares	(3,680)	(158)

Change in net assets resulting from Class B capital transactions	$(4,299)	$(891)

Class C
Proceeds from shares issued	$100,381	$59,625
Distributions reinvested	16,229	9,127
Cost of shares redeemed	(35,992)	(25,641)

Change in net assets resulting from Class C capital transactions	$80,618	$43,111

Class R2
Proceeds from shares issued	$73,014	$54,604
Distributions reinvested	12,101	6,417
Cost of shares redeemed	(31,851)	(22,308)

Change in net assets resulting from Class R2 capital transactions	$53,264	$38,713

Class R5
Proceeds from shares issued	$154,746	$141,144
Distributions reinvested	37,556	28,688
Cost of shares redeemed	(134,896)	(250,658)

Change in net assets resulting from Class R5 capital transactions	$57,406	$(80,826)

Class R6
Proceeds from shares issued	$798,670	$764,394
Distributions reinvested	239,312	140,851
Cost of shares redeemed	(439,022)	(184,568)

Change in net assets resulting from Class R6 capital transactions	$598,960	$720,677

Institutional Class
Proceeds from shares issued	$1,523,300	$3,312,906
Distributions reinvested	381,848	242,236
Cost of shares redeemed	(1,111,795)	(874,872)

Change in net assets resulting from Institutional Class capital transactions	$793,353	$2,680,270

Select Class
Proceeds from shares issued	$1,285,405	$703,654
Distributions reinvested	209,185	155,534
Cost of shares redeemed	(434,850)	(3,055,397)
Redemptions in-kind	(1,011,282)	—

Change in net assets resulting from Select Class capital transactions	$48,458	$(2,196,209)

Total change in net assets resulting from capital transactions	$1,863,908	$1,347,074

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	U.S. Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	31,429	27,410
Reinvested	7,040	4,947
Redeemed	(22,457)	(22,134)
Conversion from Class B Shares	244	11

Change in Class A Shares	16,256	10,234

Class B (a)
Issued	6	13
Reinvested	24	23
Redeemed	(71)	(89)
Conversion to Class A Shares	(248)	(12)

Change in Class B Shares	(289)	(65)

Class C
Issued	6,915	4,349
Reinvested	1,173	690
Redeemed	(2,474)	(1,871)

Change in Class C Shares	5,614	3,168

Class R2
Issued	4,931	3,941
Reinvested	858	476
Redeemed	(2,153)	(1,596)

Change in Class R2 Shares	3,636	2,821

Class R5
Issued	10,375	9,994
Reinvested	2,629	2,106
Redeemed	(9,000)	(18,145)

Change in Class R5 Shares	4,004	(6,045)

Class R6
Issued	53,558	54,986
Reinvested	16,724	10,318
Redeemed	(29,144)	(13,029)

Change in Class R6 Shares	41,138	52,275

Institutional Class
Issued	101,695	229,320
Reinvested	26,755	17,794
Redeemed	(74,335)	(62,503)

Change in Institutional Class Shares	54,115	184,611

Select Class
Issued	88,739	51,196
Reinvested	14,687	11,454
Redeemed	(29,025)	(212,173)
Redemptions in-kind	(66,840)	—

Change in Select Class Shares	7,561	(149,523)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Disciplined Equity Fund
Class A
Year Ended June 30, 2015	$23.73	$0.20	(d)	$1.85	$2.05	$(0.19)	$(1.60)	$(1.79)
Year Ended June 30, 2014	20.27	0.23	(d)	4.79	5.02	(0.21)	(1.35)	(1.56)
Year Ended June 30, 2013	17.42	0.20	(d)	3.56	3.76	(0.23)	(0.68)	(0.91)
Year Ended June 30, 2012	16.80	0.21	(d)	0.61	0.82	(0.20)	—	(0.20)
Year Ended June 30, 2011	13.07	0.17	(d)	3.72	3.89	(0.16)	—	(0.16)

Class R6
Year Ended June 30, 2015	23.85	0.32	(d)	1.89	2.21	(0.30)	(1.60)	(1.90)
Year Ended June 30, 2014	20.36	0.34	(d)	4.81	5.15	(0.31)	(1.35)	(1.66)
Year Ended June 30, 2013	17.48	0.32	(d)	3.55	3.87	(0.31)	(0.68)	(0.99)
Year Ended June 30, 2012	16.83	0.29	(d)	0.63	0.92	(0.27)	—	(0.27)
Year Ended June 30, 2011	13.08	0.25	(d)	3.73	3.98	(0.23)	—	(0.23)

Institutional Class
Year Ended June 30, 2015	23.85	0.29	(d)	1.89	2.18	(0.28)	(1.60)	(1.88)
Year Ended June 30, 2014	20.36	0.32	(d)	4.81	5.13	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2013	17.48	0.30	(d)	3.55	3.85	(0.29)	(0.68)	(0.97)
Year Ended June 30, 2012	16.83	0.27	(d)	0.63	0.90	(0.25)	—	(0.25)
Year Ended June 30, 2011	13.09	0.24	(d)	3.72	3.96	(0.22)	—	(0.22)

Select Class
Year Ended June 30, 2015	23.88	0.26	(d)	1.87	2.13	(0.23)	(1.60)	(1.83)
Year Ended June 30, 2014	20.39	0.28	(d)	4.82	5.10	(0.26)	(1.35)	(1.61)
Year Ended June 30, 2013	17.51	0.27	(d)	3.56	3.83	(0.27)	(0.68)	(0.95)
Year Ended June 30, 2012	16.86	0.25	(d)	0.63	0.88	(0.23)	—	(0.23)
Year Ended June 30, 2011	13.11	0.21	(d)	3.73	3.94	(0.19)	—	(0.19)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$23.99	9.04%	$483,296	0.85%	0.84%	0.97%	144%
23.73	25.73	206,635	0.85	1.02	0.86	113
20.27	22.33	103,755	0.85	1.04	0.87	178
17.42	4.98	20,831	0.85	1.21	0.88	198
16.80	29.86	3,399	0.85	1.07	0.89	169

24.16	9.67	6,205,582	0.35	1.33	0.36	144
23.85	26.31	3,598,945	0.35	1.52	0.36	113
20.36	22.90	1,460,937	0.35	1.67	0.37	178
17.48	5.57	1,024,228	0.35	1.76	0.38	198
16.83	30.55	577,140	0.35	1.49	0.38	169

24.15	9.53	796,919	0.45	1.21	0.51	144
23.85	26.20	389,507	0.45	1.42	0.46	113
20.36	22.79	221,638	0.45	1.57	0.47	178
17.48	5.47	171,872	0.45	1.66	0.49	198
16.83	30.33	119,152	0.44	1.59	0.50	169

24.18	9.34	260,618	0.60	1.09	0.64	144
23.88	26.00	82,899	0.59	1.28	0.61	113
20.39	22.61	40,522	0.60	1.40	0.62	178
17.51	5.31	15,979	0.60	1.50	0.64	198
16.86	30.17	12,490	0.60	1.33	0.64	169

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Growth Fund
Class A
Year Ended June 30, 2015	$23.95	$(0.14	)(d)	$1.90	$1.76	$(0.37)
Year Ended June 30, 2014	18.94	(0.07	)(d)(e)(f)	5.08	5.01	—
Year Ended June 30, 2013	15.89	(0.05	)(d)(g)	3.10	3.05	—
Year Ended June 30, 2012	15.47	(0.12)		0.54	0.42	—
Year Ended June 30, 2011	11.44	(0.10	)(d)	4.13	4.03	—

Class C
Year Ended June 30, 2015	23.19	(0.26	)(d)	1.83	1.57	(0.37)
Year Ended June 30, 2014	18.43	(0.20	)(d)(e)(f)	4.96	4.76	—
Year Ended June 30, 2013	15.54	(0.14	)(d)(g)	3.03	2.89	—
Year Ended June 30, 2012	15.21	(0.19)		0.52	0.33	—
Year Ended June 30, 2011	11.29	(0.17	)(d)	4.09	3.92	—

Class R5
Year Ended June 30, 2015	24.65	(0.04	)(d)	1.98	1.94	(0.37)
Year Ended June 30, 2014	19.42	(0.04	)(d)(e)(f)	5.27	5.23	—
Year Ended June 30, 2013	16.22	0.03	(d)(g)	3.17	3.20	—
Year Ended June 30, 2012	15.72	(0.06)		0.56	0.50	—
Year Ended June 30, 2011	11.57	(0.04	)(d)	4.19	4.15	—

Select Class
Year Ended June 30, 2015	24.34	(0.08	)(d)	1.94	1.86	(0.37)
Year Ended June 30, 2014	19.20	(0.08	)(d)(e)(f)	5.22	5.14	—
Year Ended June 30, 2013	16.07	(0.03	)(d)(g)	3.16	3.13	—
Year Ended June 30, 2012	15.61	(0.09)		0.55	0.46	—
Year Ended June 30, 2011	11.51	(0.06	)(d)	4.16	4.10	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.08), $(0.21), $(0.05) and $(0.09) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.35)%, (0.92)%, (0.23)% and (0.40)% for Class A, Class C, Class R5 and Select Class Shares, respectively. These amounts have been revised to correct a calculation error in the previously issued June 30, 2014 financial highlights’ footnote disclosure. These revisions are not considered material to the previously issued financial statements.
(f)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.10), $(0.19), $(0.03) and $(0.08) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.60)%, (1.10)%, (0.15)% and (0.45)% for Class A, Class C, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$25.34	7.46%	$39,153	1.20%	(0.57)%		1.43%	74%
23.95	26.45	16,996	1.24	(0.30	)(e)(f)	1.25	55
18.94	19.19	126	1.25	(0.30	)(g)	1.42	82
15.89	2.71	106	1.24	(0.81)		1.44	99
15.47	35.23	103	1.23	(0.71)		3.18	97

24.39	6.88	8,894	1.71	(1.08)		1.88	74
23.19	25.83	4,416	1.74	(0.86	)(e)(f)	1.75	55
18.43	18.60	123	1.74	(0.80	)(g)	1.92	82
15.54	2.17	104	1.74	(1.31)		1.94	99
15.21	34.72	102	1.73	(1.21)		3.68	97

26.22	7.99	49	0.76	(0.14)		0.90	74
24.65	26.93	45	0.80	(0.17	)(e)(f)	0.84	55
19.42	19.73	32	0.80	0.15	(g)	0.97	82
16.22	3.18	27	0.79	(0.36)		0.99	99
15.72	35.87	26	0.78	(0.26)		2.73	97

25.83	7.76	289,100	0.96	(0.34)		1.01	74
24.34	26.77	261,308	1.00	(0.35	)(e)(f)	1.04	55
19.20	19.48	101,999	1.00	(0.16	)(g)	1.14	82
16.07	2.95	38,953	0.99	(0.56)		1.19	99
15.61	35.62	43,617	0.97	(0.41)		1.59	97

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Focus Fund
Class A
Year Ended June 30, 2015	$23.56	$(0.02	)(f)	$1.42	$1.40	$(0.02)	$(0.16)	$(0.18)
Year Ended June 30, 2014	19.18	(0.02	)(f)	4.86	4.84	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.79	(0.02)		3.41	3.39	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	0.01		0.79	0.80	(0.01)	—	(0.01)

Class C
Year Ended June 30, 2015	23.24	(0.13	)(f)	1.39	1.26	—	(0.16)	(0.16)
Year Ended June 30, 2014	19.01	(0.15	)(f)	4.84	4.69	—	(0.46)	(0.46)
Year Ended June 30, 2013	15.73	(0.11)		3.39	3.28	—	—	—
July 29, 2011 (h) through June 30, 2012	15.00	(0.06)		0.79	0.73	— (i)	—	—

Select Class
Year Ended June 30, 2015	23.67	0.04	(f)	1.44	1.48	(0.04)	(0.16)	(0.20)
Year Ended June 30, 2014	19.22	0.04	(f)	4.87	4.91	— (i)	(0.46)	(0.46)
Year Ended June 30, 2013	15.81	0.02		3.42	3.44	(0.03)	—	(0.03)
July 29, 2011 (h) through June 30, 2012	15.00	0.04		0.80	0.84	(0.03)	—	(0.03)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2013 and for the period ended June 30, 2012.
(h)	Commencement of operations.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)(e)

$24.78	5.98%	$1,452	1.24%		(0.07)%	1.42%		52%
23.56	25.43	423	1.24		(0.10)	2.11		76
19.18	21.47	64	1.25	(g)	(0.13)	3.75	(g)	61
15.79	5.37	53	1.25	(g)	0.04	5.09	(g)	71

24.34	5.44	873	1.74		(0.54)	1.93		52
23.24	24.86	133	1.74		(0.67)	2.82		76
19.01	20.85	63	1.75	(g)	(0.63)	4.25	(g)	61
15.73	4.87	52	1.75	(g)	(0.46)	5.58	(g)	71

24.95	6.26	81,179	0.99		0.15	1.12		52
23.67	25.75	72,064	0.99		0.19	1.51		76
19.22	21.77	3,730	1.00	(g)	0.12	3.51	(g)	61
15.81	5.61	3,063	1.00	(g)	0.29	4.84	(g)	71

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Year Ended June 30, 2015	$13.66	$0.25		$0.39	$0.64	$(0.25)	$(0.28)	$(0.53)
Year Ended June 30, 2014	11.62	0.21	(f)	2.26	2.47	(0.21)	(0.22)	(0.43)
Year Ended June 30, 2013	9.84	0.24	(f)(g)	1.84	2.08	(0.23)	(0.07)	(0.30)
Year Ended June 30, 2012	9.38	0.21	(f)	0.46	0.67	(0.17)	(0.04)	(0.21)
Year Ended June 30, 2011	7.26	0.19	(f)	2.12	2.31	(0.19)	—	(0.19)

Class C
Year Ended June 30, 2015	13.49	0.18		0.38	0.56	(0.19)	(0.28)	(0.47)
Year Ended June 30, 2014	11.49	0.15	(f)	2.23	2.38	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2013	9.74	0.18	(f)(g)	1.83	2.01	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2012	9.30	0.16	(f)	0.45	0.61	(0.13)	(0.04)	(0.17)
Year Ended June 30, 2011	7.20	0.15	(f)	2.11	2.26	(0.16)	—	(0.16)

Class R2
Year Ended June 30, 2015	13.64	0.22		0.39	0.61	(0.23)	(0.28)	(0.51)
Year Ended June 30, 2014	11.61	0.18	(f)	2.25	2.43	(0.18)	(0.22)	(0.40)
Year Ended June 30, 2013	9.84	0.21	(f)(g)	1.84	2.05	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2012	9.38	0.19	(f)	0.46	0.65	(0.15)	(0.04)	(0.19)
February 28, 2011 (h) through June 30, 2011	9.20	0.06	(f)	0.17	0.23	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2015	13.85	0.31		0.41	0.72	(0.31)	(0.28)	(0.59)
Year Ended June 30, 2014	11.78	0.27	(f)	2.29	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2012	9.49	0.26	(f)	0.46	0.72	(0.21)	(0.04)	(0.25)
February 28, 2011 (h) through June 30, 2011	9.31	0.10	(f)	0.16	0.26	(0.08)	—	(0.08)

Class R6
Year Ended June 30, 2015	13.84	0.33		0.40	0.73	(0.32)	(0.28)	(0.60)
Year Ended June 30, 2014	11.77	0.28	(f)	2.28	2.56	(0.27)	(0.22)	(0.49)
Year Ended June 30, 2013	9.96	0.29	(f)(g)	1.87	2.16	(0.28)	(0.07)	(0.35)
January 31, 2012 (h) through June 30, 2012	9.64	0.13	(f)	0.30	0.43	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2015	13.85	0.29		0.40	0.69	(0.29)	(0.28)	(0.57)
Year Ended June 30, 2014	11.77	0.25	(f)	2.29	2.54	(0.24)	(0.22)	(0.46)
Year Ended June 30, 2013	9.96	0.27	(f)(g)	1.86	2.13	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2012	9.50	0.24	(f)	0.45	0.69	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2011	7.35	0.22	(f)	2.14	2.36	(0.21)	—	(0.21)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.21, $0.16, $0.18, $0.27, $0.26 and $0.24 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 1.97%, 1.46%, 1.67%, 2.44%, 2.38% and 2.23% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$13.77	4.71%	$3,014,937	1.04%	1.83%		1.09%	22%
13.66	21.60	2,360,750	1.04	1.68		1.06	20
11.62	21.53	1,285,400	1.03	2.22	(g)	1.08	34
9.84	7.30	580,848	1.04	2.22		1.08	44
9.38	32.06	217,462	1.05	2.16		1.14	37

13.58	4.18	1,160,002	1.54	1.32		1.56	22
13.49	20.95	805,494	1.54	1.19		1.56	20
11.49	20.94	407,911	1.53	1.71	(g)	1.58	34
9.74	6.72	130,366	1.54	1.74		1.58	44
9.30	31.52	28,947	1.55	1.69		1.63	37

13.74	4.44	56,522	1.29	1.59		1.39	22
13.64	21.27	28,733	1.29	1.44		1.31	20
11.61	21.21	13,347	1.28	1.92	(g)	1.34	34
9.84	7.13	1,682	1.29	1.94		1.32	44
9.38	2.54	51	1.28	1.80		1.36	37

13.98	5.23	520,660	0.59	2.27		0.63	22
13.85	22.06	307,700	0.59	2.11		0.61	20
11.78	22.17	227,442	0.58	2.69	(g)	0.63	34
9.96	7.78	111,647	0.58	2.77		0.63	44
9.49	2.77	2,925	0.58	3.21		0.66	37

13.97	5.31	861,809	0.51	2.35		0.51	22
13.84	22.14	551,378	0.54	2.20		0.56	20
11.77	22.12	233,034	0.53	2.63	(g)	0.59	34
9.96	4.47	70,589	0.53	3.28		0.58	44

13.97	4.96	4,639,250	0.79	2.08		0.80	22
13.85	21.94	3,467,542	0.79	1.92		0.81	20
11.77	21.84	2,337,565	0.78	2.48	(g)	0.83	34
9.96	7.48	1,313,214	0.78	2.48		0.83	44
9.50	32.42	204,331	0.80	2.45		0.89	37

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Year Ended June 30, 2015	$44.70	$0.59	(d)	$1.72	$2.31	$(0.56)	$(0.99)	$(1.55)
Year Ended June 30, 2014	36.53	0.47	(d)	8.17	8.64	(0.47)	—	(0.47)
Year Ended June 30, 2013	29.43	0.40	(d)	7.11	7.51	(0.41)	—	(0.41)
Year Ended June 30, 2012	28.26	0.35	(d)	1.16	1.51	(0.34)	—	(0.34)
Year Ended June 30, 2011	22.30	0.28	(d)	5.96	6.24	(0.28)	—	(0.28)

Class C
Year Ended June 30, 2015	41.31	0.32	(d)	1.59	1.91	(0.40)	(0.99)	(1.39)
Year Ended June 30, 2014	33.83	0.25	(d)	7.55	7.80	(0.32)	—	(0.32)
Year Ended June 30, 2013	27.32	0.22	(d)	6.59	6.81	(0.30)	—	(0.30)
Year Ended June 30, 2012	26.27	0.20	(d)	1.08	1.28	(0.23)	—	(0.23)
Year Ended June 30, 2011	20.77	0.14	(d)	5.53	5.67	(0.17)	—	(0.17)

Select Class
Year Ended June 30, 2015	46.58	0.73	(d)	1.79	2.52	(0.66)	(0.99)	(1.65)
Year Ended June 30, 2014	38.03	0.58	(d)	8.52	9.10	(0.55)	—	(0.55)
Year Ended June 30, 2013	30.63	0.51	(d)	7.40	7.91	(0.51)	—	(0.51)
Year Ended June 30, 2012	29.39	0.45	(d)	1.21	1.66	(0.42)	—	(0.42)
Year Ended June 30, 2011	23.18	0.37	(d)	6.20	6.57	(0.36)	—	(0.36)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$45.46	5.24%	$434,573	1.10%	1.30%	1.10%	39%
44.70	23.74	419,465	1.13	1.16	1.15	42
36.53	25.65	356,127	1.15	1.23	1.16	35
29.43	5.45	293,520	1.19	1.28	1.19	28
28.26	28.03	306,850	1.19	1.07	1.19	23

41.83	4.68	24,647	1.62	0.77	1.63	39
41.31	23.12	14,619	1.64	0.66	1.65	42
33.83	25.02	7,769	1.65	0.72	1.65	35
27.32	4.94	4,137	1.69	0.79	1.69	28
26.27	27.35	3,837	1.69	0.56	1.69	23

47.45	5.48	36,099	0.88	1.53	0.88	39
46.58	24.05	27,124	0.89	1.39	0.90	42
38.03	25.97	28,339	0.88	1.45	0.90	35
30.63	5.78	7,474	0.89	1.58	0.94	28
29.39	28.41	5,733	0.90	1.32	0.95	23

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Return of capital	Total distributions
Hedged Equity Fund
Class A
Year Ended June 30, 2015	$15.74	$0.19	(g)	$0.67	$0.86	$(0.13)	$—	$(0.13)
December 13, 2013 (h) through June 30, 2014	15.00	0.07		0.84	0.91	(0.07)	(0.10)	(0.17)

Class C
Year Ended June 30, 2015	15.76	0.10	(g)	0.67	0.77	(0.10)	—	(0.10)
December 13, 2013 (h) through June 30, 2014	15.00	0.05		0.83	0.88	(0.02)	(0.10)	(0.12)

Class R5
Year Ended June 30, 2015	15.76	0.26	(g)	0.66	0.92	(0.17)	—	(0.17)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.82	0.95	(0.09)	(0.10)	(0.19)

Class R6
Year Ended June 30, 2015	15.76	0.27	(g)	0.67	0.94	(0.18)	—	(0.18)
December 13, 2013 (h) through June 30, 2014	15.00	0.13		0.83	0.96	(0.10)	(0.10)	(0.20)

Select Class
Year Ended June 30, 2015	15.76	0.23	(g)	0.66	0.89	(0.15)	—	(0.15)
December 13, 2013 (h) through June 30, 2014	15.00	0.10		0.84	0.94	(0.08)	(0.10)	(0.18)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2015 and for the period ended June 30, 2014.
(f)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (e)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)(f)

$16.47	5.45%	$93,007	0.85%	1.14%	1.21%	42%
15.74	6.11	569	0.85	0.96	16.65	36

16.43	4.85	3,405	1.35	0.59	1.65	42
15.76	5.87	53	1.35	0.56	10.04	36

16.51	5.86	442	0.40	1.58	0.82	42
15.76	6.37	53	0.40	1.51	9.10	36

16.52	5.96	443	0.35	1.63	0.77	42
15.76	6.39	53	0.35	1.56	9.05	36

16.50	5.66	105,397	0.60	1.39	0.91	42
15.76	6.28	4,307	0.60	1.30	9.91	36

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Year Ended June 30, 2015	$32.49	$(0.10	)(f)	$5.05	$4.95	$—	$(0.62)	$(0.62)
Year Ended June 30, 2014	26.01	(0.10	)(f)	6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(f)(g)	2.37	2.45	(0.08)	—	(0.08)
Year Ended June 30, 2012	22.38	(0.06	)(f)	1.32	1.26	—	—	—
Year Ended June 30, 2011	15.86	(0.04	)(f)	6.56	6.52	—	—	—

Class C
Year Ended June 30, 2015	28.33	(0.24	)(f)	4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22	)(f)	5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(f)(g)	2.07	2.03	(0.03)	—	(0.03)
Year Ended June 30, 2012	19.77	(0.15	)(f)	1.17	1.02	—	—	—
Year Ended June 30, 2011	14.09	(0.13	)(f)	5.81	5.68	—	—	—

Class R2
Year Ended June 30, 2015	32.07	(0.18	)(f)	4.97	4.79	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.74	(0.18	)(f)	6.51	6.33	—	—	—
Year Ended June 30, 2013	23.44	0.01	(f)(g)	2.36	2.37	(0.07)	—	(0.07)
Year Ended June 30, 2012	22.24	(0.12	)(f)	1.32	1.20	— (h)	—	— (h)
Year Ended June 30, 2011	15.81	(0.11	)(f)	6.54	6.43	—	—	—

Class R5
Year Ended June 30, 2015	32.75	0.03	(f)	5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01	(f)	6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(f)(g)	2.38	2.55	(0.17)	—	(0.17)
Year Ended June 30, 2012	22.39	0.04	(f)	1.32	1.36	(0.01)	—	(0.01)
Year Ended June 30, 2011	15.81	0.04	(f)	6.54	6.58	—	—	—

Class R6
Year Ended June 30, 2015	32.80	0.06	(f)	5.10	5.16	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.15	0.02	(f)	6.63	6.65	—	—	—
Year Ended June 30, 2013	23.76	0.18	(f)(g)	2.39	2.57	(0.18)	—	(0.18)
Year Ended June 30, 2012	22.40	0.05	(f)	1.33	1.38	(0.02)	—	(0.02)
November 30, 2010 (i) through June 30, 2011	19.94	0.03	(f)	2.43	2.46	—	—	—

Select Class
Year Ended June 30, 2015	32.52	(0.04	)(f)	5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05	)(f)	6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(f)(g)	2.37	2.49	(0.11)	—	(0.11)
Year Ended June 30, 2012	22.31	(0.01	)(f)	1.31	1.30	— (h)	—	— (h)
Year Ended June 30, 2011	15.79	—	(f)(h)	6.52	6.52	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $(0.04), $0.12, $0.13 and $0.07 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.42)%, (0.17)%, 0.47%, 0.50% and 0.28% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$36.82	15.40%	$4,670,460	1.06%	(0.28)%		1.21%	19%
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(g)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28
22.38	41.11	328,012	1.11	(0.19)		1.23	84

31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(g)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28
19.77	40.31	31,181	1.60	(0.68)		1.71	84

36.24	15.10	242,550	1.31	(0.53)		1.49	19
32.07	24.59	222,421	1.35	(0.60)		1.44	39
25.74	10.12	191,876	1.34	0.05	(g)	1.45	47
23.44	5.41	85,913	1.34	(0.50)		1.39	28
22.24	40.67	626	1.34	(0.50)		1.42	84

37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(g)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28
22.39	41.62	53,668	0.71	0.22		0.76	84

37.34	15.90	3,220,191	0.62	0.17		0.62	19
32.80	25.43	2,709,590	0.68	0.07		0.69	39
26.15	10.87	2,170,011	0.67	0.72	(g)	0.70	47
23.76	6.15	1,047,184	0.63	0.20		0.64	28
22.40	12.34	30,386	0.63	0.25		0.65	84

36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(g)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28
22.31	41.29	1,463,752	0.91	(0.01)		0.95	84

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Year Ended June 30, 2015	$16.63	$0.17	(f)	$0.94	$1.11	$(0.17)	$(2.55)	$(2.72)
Year Ended June 30, 2014	13.99	0.17	(f)	3.16	3.33	(0.18)	(0.51)	(0.69)
Year Ended June 30, 2013	11.02	0.14	(f)	2.97	3.11	(0.14)	—	(0.14)
Year Ended June 30, 2012	11.45	0.11	(f)	(0.43)	(0.32)	(0.11)	—	(0.11)
Year Ended June 30, 2011	9.15	0.12	(f)	2.29	2.41	(0.11)	—	(0.11)

Class C
Year Ended June 30, 2015	16.25	0.08	(f)	0.92	1.00	(0.10)	(2.55)	(2.65)
Year Ended June 30, 2014	13.70	0.09	(f)	3.08	3.17	(0.11)	(0.51)	(0.62)
Year Ended June 30, 2013	10.80	0.08	(f)	2.91	2.99	(0.09)	—	(0.09)
Year Ended June 30, 2012	11.22	0.05	(f)	(0.41)	(0.36)	(0.06)	—	(0.06)
Year Ended June 30, 2011	8.97	0.06	(f)	2.25	2.31	(0.06)	—	(0.06)

Class R2
Year Ended June 30, 2015	16.58	0.13	(f)	0.94	1.07	(0.14)	(2.55)	(2.69)
Year Ended June 30, 2014	13.95	0.13	(f)	3.14	3.27	(0.13)	(0.51)	(0.64)
Year Ended June 30, 2013	10.99	0.11	(f)	2.96	3.07	(0.11)	—	(0.11)
Year Ended June 30, 2012	11.42	0.08	(f)	(0.42)	(0.34)	(0.09)	—	(0.09)
Year Ended June 30, 2011	9.13	0.09	(f)	2.29	2.38	(0.09)	—	(0.09)

Class R5
Year Ended June 30, 2015	16.54	0.22	(f)	0.94	1.16	(0.22)	(2.55)	(2.77)
Year Ended June 30, 2014	13.92	0.19	(f)	3.16	3.35	(0.22)	(0.51)	(0.73)
Year Ended June 30, 2013	10.92	0.17	(f)	2.98	3.15	(0.15)	—	(0.15)
Year Ended June 30, 2012	11.34	0.14	(f)	(0.41)	(0.27)	(0.15)	—	(0.15)
Year Ended June 30, 2011	9.07	0.16	(f)	2.26	2.42	(0.15)	—	(0.15)

Class R6
Year Ended June 30, 2015	16.48	0.25	(f)	0.91	1.16	(0.23)	(2.55)	(2.78)
Year Ended June 30, 2014	13.87	0.22	(f)	3.13	3.35	(0.23)	(0.51)	(0.74)
Year Ended June 30, 2013	10.92	0.20	(f)	2.94	3.14	(0.19)	—	(0.19)
Year Ended June 30, 2012	11.34	0.15	(f)	(0.42)	(0.27)	(0.15)	—	(0.15)
November 30, 2010 (g) through June 30, 2011	10.19	0.10	(f)	1.17	1.27	(0.12)	—	(0.12)

Select Class
Year Ended June 30, 2015	16.42	0.19	(f)	0.92	1.11	(0.19)	(2.55)	(2.74)
Year Ended June 30, 2014	13.82	0.19	(f)	3.11	3.30	(0.19)	(0.51)	(0.70)
Year Ended June 30, 2013	10.88	0.16	(f)	2.94	3.10	(0.16)	—	(0.16)
Year Ended June 30, 2012	11.30	0.12	(f)	(0.41)	(0.29)	(0.13)	—	(0.13)
Year Ended June 30, 2011	9.04	0.13	(f)	2.26	2.39	(0.13)	—	(0.13)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.02	7.44%	$93,078	0.93%	1.07%	1.05%	143%
16.63	24.46	92,161	0.93	1.11	1.06	168
13.99	28.38	35,030	0.94	1.11	1.04	119
11.02	(2.75)	25,789	0.95	1.00	1.06	144
11.45	26.42	25,668	0.97	1.09	1.08	65

14.60	6.88	14,307	1.45	0.55	1.55	143
16.25	23.78	11,646	1.44	0.59	1.56	168
13.70	27.77	4,890	1.44	0.62	1.54	119
10.80	(3.17)	3,215	1.45	0.50	1.56	144
11.22	25.76	3,186	1.47	0.58	1.58	65

14.96	7.21	1,074	1.20	0.82	1.40	143
16.58	24.07	455	1.20	0.83	1.30	168
13.95	28.10	378	1.20	0.87	1.29	119
10.99	(2.97)	142	1.20	0.76	1.31	144
11.42	26.15	123	1.21	0.84	1.32	65

14.93	7.83	4,443	0.58	1.41	0.59	143
16.54	24.81	4,433	0.57	1.30	0.59	168
13.92	28.96	19,410	0.59	1.48	0.60	119
10.92	(2.34)	25,965	0.59	1.36	0.61	144
11.34	26.78	28,479	0.60	1.48	0.63	65

14.86	7.85	4,145	0.53	1.54	0.53	143
16.48	24.89	50,923	0.54	1.48	0.55	168
13.87	28.94	43,781	0.53	1.52	0.54	119
10.92	(2.30)	11,269	0.54	1.41	0.56	144
11.34	12.50	11,006	0.54	1.48	0.55	65

14.79	7.56	634,301	0.77	1.22	0.77	143
16.42	24.62	662,936	0.79	1.24	0.80	168
13.82	28.65	591,749	0.78	1.27	0.79	119
10.88	(2.54)	567,551	0.79	1.16	0.81	144
11.30	26.52	597,026	0.80	1.26	0.83	65

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Year Ended June 30, 2015	$14.92	$0.13		$1.10	$1.23	$(0.13)	$(1.27)	$(1.40)
Year Ended June 30, 2014	12.80	0.11	(f)	3.09	3.20	(0.11)	(0.97)	(1.08)
Year Ended June 30, 2013	10.73	0.13	(f)	2.31	2.44	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2012	10.65	0.10	(f)	0.13	0.23	(0.09)	(0.06)	(0.15)
Year Ended June 30, 2011	8.30	0.08	(f)	2.35	2.43	(0.08)	—	(0.08)

Class C
Year Ended June 30, 2015	14.61	0.07		1.06	1.13	(0.07)	(1.27)	(1.34)
Year Ended June 30, 2014	12.56	0.04	(f)	3.03	3.07	(0.05)	(0.97)	(1.02)
Year Ended June 30, 2013	10.55	0.06	(f)	2.26	2.32	(0.07)	(0.24)	(0.31)
Year Ended June 30, 2012	10.47	0.04	(f)	0.15	0.19	(0.05)	(0.06)	(0.11)
Year Ended June 30, 2011	8.18	0.03	(f)	2.31	2.34	(0.05)	—	(0.05)

Class R2
Year Ended June 30, 2015	14.84	0.10		1.09	1.19	(0.10)	(1.27)	(1.37)
Year Ended June 30, 2014	12.74	0.07	(f)	3.08	3.15	(0.08)	(0.97)	(1.05)
Year Ended June 30, 2013	10.69	0.10	(f)	2.29	2.39	(0.10)	(0.24)	(0.34)
Year Ended June 30, 2012	10.62	0.07	(f)	0.13	0.20	(0.07)	(0.06)	(0.13)
Year Ended June 30, 2011	8.29	0.05	(f)	2.35	2.40	(0.07)	—	(0.07)

Class R5
Year Ended June 30, 2015	14.96	0.19		1.11	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.82	0.16	(f)	3.11	3.27	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.75	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.66	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
Year Ended June 30, 2011	8.31	0.12	(f)	2.34	2.46	(0.11)	—	(0.11)

Class R6
Year Ended June 30, 2015	14.98	0.20		1.10	1.30	(0.19)	(1.27)	(1.46)
Year Ended June 30, 2014	12.83	0.17	(f)	3.11	3.28	(0.16)	(0.97)	(1.13)
Year Ended June 30, 2013	10.76	0.17	(f)	2.31	2.48	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2012	10.67	0.14	(f)	0.14	0.28	(0.13)	(0.06)	(0.19)
November 30, 2010 (g) through June 30, 2011	9.59	0.07	(f)	1.10	1.17	(0.09)	—	(0.09)

Institutional Class
Year Ended June 30, 2015	14.96	0.19		1.09	1.28	(0.18)	(1.27)	(1.45)
Year Ended June 30, 2014	12.82	0.16	(f)	3.10	3.26	(0.15)	(0.97)	(1.12)
Year Ended June 30, 2013	10.75	0.16	(f)	2.31	2.47	(0.16)	(0.24)	(0.40)
Year Ended June 30, 2012	10.66	0.13	(f)	0.14	0.27	(0.12)	(0.06)	(0.18)
Year Ended June 30, 2011	8.31	0.11	(f)	2.35	2.46	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2015	14.94	0.16		1.11	1.27	(0.16)	(1.27)	(1.43)
Year Ended June 30, 2014	12.80	0.13	(f)	3.10	3.23	(0.12)	(0.97)	(1.09)
Year Ended June 30, 2013	10.74	0.15	(f)	2.30	2.45	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2012	10.65	0.12	(f)	0.14	0.26	(0.11)	(0.06)	(0.17)
Year Ended June 30, 2011	8.30	0.10	(f)	2.34	2.44	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.75	8.70%	$1,399,208	0.95%	0.92%	1.10%	79%
14.92	25.90	1,172,752	0.97	0.77	1.05	73
12.80	23.14	874,571	0.97	1.06	1.06	88
10.73	2.27	662,367	0.97	0.93	1.08	83
10.65	29.29	426,536	0.97	0.81	1.07	69

14.40	8.15	253,608	1.45	0.41	1.57	79
14.61	25.30	175,265	1.47	0.28	1.55	73
12.56	22.43	110,837	1.46	0.56	1.56	88
10.55	1.83	75,962	1.47	0.43	1.58	83
10.47	28.56	57,089	1.48	0.30	1.57	69

14.66	8.45	178,272	1.20	0.67	1.41	79
14.84	25.61	126,549	1.22	0.53	1.30	73
12.74	22.81	72,664	1.22	0.81	1.31	88
10.69	2.00	31,686	1.22	0.68	1.32	83
10.62	28.96	8,533	1.22	0.51	1.32	69

14.80	9.13	496,102	0.57	1.30	0.62	79
14.96	26.45	441,628	0.59	1.16	0.60	73
12.82	23.52	455,939	0.59	1.45	0.61	88
10.75	2.72	335,220	0.59	1.32	0.63	83
10.66	29.66	153,501	0.59	1.27	0.61	69

14.82	9.17	2,976,379	0.51	1.35	0.52	79
14.98	26.57	2,392,416	0.54	1.21	0.55	73
12.83	23.56	1,379,173	0.54	1.47	0.56	88
10.76	2.76	1,114,492	0.54	1.38	0.57	83
10.67	12.17	549,478	0.54	1.15	0.57	69

14.79	9.01	4,932,896	0.62	1.25	0.66	79
14.96	26.41	4,178,050	0.64	1.12	0.65	73
12.82	23.48	1,214,707	0.64	1.36	0.67	88
10.75	2.67	610,670	0.64	1.25	0.68	83
10.66	29.60	500,991	0.64	1.16	0.66	69

14.78	8.92	2,375,538	0.77	1.08	0.79	79
14.94	26.21	2,288,734	0.79	0.94	0.80	73
12.80	23.22	3,874,926	0.79	1.24	0.81	88
10.74	2.52	3,617,633	0.79	1.12	0.83	83
10.65	29.47	3,129,167	0.79	1.00	0.82	69

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Focus Fund	Class A, Class C and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class C and Select Class	JPM I	Diversified
Hedged Equity Fund	Class A, Class C, Class R5, Class R6 and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Prior to July 17, 2013, Class A, Class C and Class R5 Shares and prior to August 6, 2010, Select Class Shares of Dynamic Growth Fund were not publicly offered for investment.

Prior to July 31, 2013, Equity Focus Fund was not publicly offered for investment.

Hedged Equity Fund commenced operations on December 13, 2013. Prior to May 30, 2014, the Fund was not publicly offered for investment.

The investment objective of Disciplined Equity Fund is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of Dynamic Growth Fund is to seek long-term capital growth.

The investment objective of Equity Focus Fund and Large Cap Growth Fund is to seek long-term capital appreciation. Prior to July 23, 2014 the investment objective of Large Cap Growth Fund was to seek long-term capital appreciation and growth of income by investing primarily in equity securities.

The investment objective of Equity Income Fund is to seek capital appreciation and current income. Prior to July 23, 2014, the Fund’s investment objective was to seek current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

The investment objective of Growth and Income Fund is to seek to provide capital growth over the long-term and to earn income from dividends.

The investment objective of Hedged Equity Fund is to seek to provide capital appreciation.

The investment objective of Large Cap Value Fund is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of U.S. Equity Fund is to seek to provide high total return from a portfolio of selected equity securities.

Large Cap Value Fund acquired all of the assets and liabilities of JPMorgan Value Opportunities Fund, Inc. in a reorganization on October 18, 2013. Please refer to Note 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Disciplined Equity Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,875,830	$8,312	$—	$7,884,142

Depreciation in Other Financial Instruments
Futures Contracts	$(444)	$—	$—	$(444)

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Dynamic Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$337,010	$—	$—	$337,010

Equity Focus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$83,457	$—	$—	$83,457

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$10,240,637	$—	$—	$10,240,637

Growth and Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$498,421	$—	$—	$498,421

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$207,098	$270	$—	$207,368

Liabilities
Options Written
Call Options Written	$(2,601)	$—	$—	$(2,601)
Put Options Written	(675)	—	—	(675)

Total Liabilities	$(3,276)	$—	$—	$(3,276)

Depreciation in Other Financial
Instruments
Futures Contracts	$(20)	$—	$—	$(20)

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$15,552,964	$—	$—	$15,552,964

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$143,586	$—	$—		$143,586
Energy	60,840	—	—		60,840
Financials	267,077	—	—		267,077
Health Care	114,582	—	—		114,582
Industrials	46,799	—	—		46,799
Information Technology	55,978	—	—		55,978
Materials	12,473	—	—		12,473
Telecommunication Services	18,129	—	—		18,129
Utilities	18,334	—	—		18,334

Total Common Stocks	737,798	—	—		737,798

Warrant
Financials	—	—	—	(c)	—	(c)
Short-Term Investment
Investment Company	15,960	—	—		15,960

Total Investments in Securities	$753,758	$—	$—	(c)	$753,758

U.S . Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$2,034,372	$—	$—		$2,034,372
Consumer Staples	626,218	—	—		626,218
Energy	885,278	—	—		885,278
Financials	2,120,220	—	—		2,120,220
Health Care	2,112,112	—	—		2,112,112
Industrials	1,127,270	—	—		1,127,270
Information Technology	2,733,023	—	—		2,733,023
Materials	397,607	—	—		397,607
Telecommunication Services	149,408	—	—		149,408
Utilities	317,926	—	—		317,926

Total Common Stocks	12,503,434	—	—		12,503,434

Warrant
Financials	—	—	—	(c)	—	(c)
Short-Term Investment
Investment Company	113,376	—	—		113,376

Total Investments in Securities	$12,616,810	$—	—	(c)	$12,616,810

Depreciation in Other Financial Instruments
Futures Contracts	$(703)	$—	$—		$(703)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Bill that is held for futures collateral. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(c)	Value is zero.

There were no transfers among any levels during the year ended June 30, 2015.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2015, the Funds had no investments in restricted securities.

The following are the values and percentages of net assets of securities deemed to be illiquid as of June 30, 2015 (amounts in thousands):

	Value		Percentage
Large Cap Value Fund	$—	(a)	—%
U.S. Equity Fund	—	(a)	—

(a)	Value is zero.

C. Futures Contracts — Disciplined Equity Fund, Hedged Equity Fund and U.S. Equity Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2015 (amounts in thousands):

	Disciplined Equity Fund	Hedged Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$76,543	$2,707	$67,942
Ending Notional Balance Long	46,224	1,849	44,786

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Options — Hedged Equity Fund purchases and sells (“writes”) put and call options on indices and exchange-traded funds to manage and hedge equity risk within its portfolio. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Fund for options purchased are included on the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of Investments in non-affiliates on the Statements of Operations. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

Options Written — Premiums received by the Fund for options written are included on the Statement of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as change in net unrealized appreciation/depreciation. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

The Fund pledges collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted in the SOI.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in options written during the year ended June 30, 2015 were as follows (amounts in thousands except for number of contracts):

	Options
	Number of Contracts	Premiums Received
Options outstanding at June 30, 2014	50	$37
Options written	7,902	11,487
Options expired	(4,581)	(5,124)
Options closed	(1,415)	(3,081)

Options outstanding at June 30, 2015	1,956	$3,319

The table below discloses the volume of the Fund’s options contracts activity during the year ended June 30, 2015:

Exchange-Traded Options:
Average Number of Contracts Purchased	574
Average Number of Contracts Written	1,148
Ending Number of Contracts Purchased	978
Ending Number of Contracts Written	1,956

The Fund’s exchange traded options contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

E. Offering and Organization Costs — Total offering costs of $105,370 paid in connection with the offering of shares of Hedged Equity Fund were amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time it commenced operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly, except for Dynamic Growth Fund and Equity Focus Fund, for which distributions are generally declared and paid annually, and Equity Income Fund, for which distributions are generally declared and paid monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Disciplined Equity Fund	$—	$(1,393)	$1,393
Dynamic Growth Fund	(1,035)	1,017	18
Equity Income Fund	—	— (a)	— (a)
Growth and Income Fund	—	(270)	270
Hedged Equity Fund	— (a)	(68)	68
Large Cap Growth Fund	(36,605)	36,639	(34)
Large Cap Value Fund	—	139	(139)
U.S. Equity Fund	47,154	(2,045)	(45,109)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to net operating losses, investments in real estate investment trusts, non-taxable dividends, redesignation of distributions and redemption in-kind.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Focus Fund	0.65
Equity Income Fund	0.40
Growth and Income Fund	0.40
Hedged Equity Fund	0.25
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreements, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreements (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Focus Fund	0.25	n/a	0.75	n/a
Equity Income Fund	0.25	0.75%	0.75	0.50%
Growth and Income Fund	0.25	0.75	0.75	n/a
Hedged Equity Fund	0.25	n/a	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Disciplined Equity Fund	$37	$1
Dynamic Growth Fund	83	10
Equity Focus Fund	2	—
Equity Income Fund	1,130	8
Growth and Income Fund	47	—	(a)
Hedged Equity Fund	4	—	(a)
Large Cap Growth Fund	271	2
Large Cap Value Fund	10	—	(a)
U.S. Equity Fund	229	2

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Focus Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	0.25%	0.05	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Hedged Equity Fund	0.25	n/a	0.25	n/a	0.05	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2		Class R5		Class R6		Institutional Class		Select Class
Disciplined Equity Fund	0.85%		n/a		n/a		n/a		n/a		0.35%		0.45%		0.60%
Dynamic Growth Fund	1.19	*	n/a		1.69	%*	n/a		0.74	%*	n/a		n/a		0.94	*
Equity Focus Fund	1.25		n/a		1.75		n/a		n/a		n/a		n/a		1.00
Equity Income Fund	1.04		1.54%		1.54		1.29%		0.59		0.54		n/a		0.79
Growth and Income Fund	1.30		1.80		1.80		n/a		n/a		n/a		n/a		0.90
Hedged Equity Fund	0.85		n/a		1.35		n/a		0.40		0.35		n/a		0.60
Large Cap Growth Fund	1.05	**	1.55	**	1.55	**	1.30	**	0.70	**	0.65	**	n/a		0.90	**
Large Cap Value Fund	0.93		1.45		1.45		1.20		0.60		0.55		n/a		0.80
U.S. Equity Fund	0.94	+	1.44	+	1.44	+	1.19	+	0.56	+	0.51	+	0.61	+	0.76	+

*	Prior to October 31, 2014, the expense limitation for Dynamic Growth Fund Class A, Class C, Class R5 and Select Class Shares was 1.25%, 1.75%, 0.80% and 1.00%, respectively.
**	Prior to October 31, 2014, the expense limitation for Large Cap Growth Fund Class A , Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares was 1.10%, 1.60%, 1.60%, 1.35%, 0.75%, 0.70% and 0.95%, respectively.
+	Prior to October 31, 2014, the expense limitation for U.S. Equity Fund Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class Shares was 0.97%, 1.47%, 1.47%, 1.22%, 0.59%, 0.54%, 0.64% and 0.79%, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015 except for Class B Shares which are no longer operating.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing		Total		Contractual Reimbursements
Disciplined Equity Fund	$174	$143	$745		1,062		$15
Dynamic Growth Fund	103	70	53		226		4
Equity Focus Fund	57	39	1		97		—
Equity Income Fund	127	59	2,053		2,239		52
Growth and Income Fund	—	—	—(a	)	—(a	)	—
Hedged Equity Fund	189	76	55		320		79
Large Cap Growth Fund	71	—	8,989		9,060		88
Large Cap Value Fund	4	—	131		135		—	(a)
U.S. Equity Fund	428	170	4,500		5,098		91

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

The amounts of waivers resulting from investments in these money market funds for the year ended June 30, 2015 were as follows (amounts in thousands):

Disciplined Equity Fund	$200
Equity Focus Fund	6
Equity Income Fund	334
Growth and Income Fund	17
Hedged Equity Fund	4
Large Cap Growth Fund	484
Large Cap Value Fund	21
U.S. Equity Fund	338

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, U.S. Equity Fund incurred less than $1,000 in brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Disciplined Equity Fund	$11,202,670	$8,147,685
Dynamic Growth Fund	248,263	222,197
Equity Focus Fund	44,860	39,633
Equity Income Fund	4,217,454	1,915,464
Growth and Income Fund	200,928	185,980
Hedged Equity Fund	237,138	48,775
Large Cap Growth Fund	2,808,197	4,725,285
Large Cap Value Fund	1,133,423	1,265,158
U.S. Equity Fund	11,349,495	9,395,928

During the year ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$7,323,937	$773,833	$213,628	$560,205
Dynamic Growth Fund	267,381	74,513	4,884	69,629
Equity Focus Fund	76,259	9,846	2,648	7,198
Equity Income Fund	8,563,011	1,854,889	177,263	1,677,626
Growth and Income Fund	348,668	157,259	7,506	149,753
Hedged Equity Fund	200,436	13,517	6,585	6,932

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth Fund	$9,889,533	$5,789,386	$125,955	$5,663,431
Large Cap Value Fund	650,607	120,060	16,909	103,151
U.S. Equity Fund	9,578,175	3,206,004	167,369	3,038,635

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to non-taxable dividends and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Disciplined Equity Fund	$293,140	$113,280	$406,420
Dynamic Growth Fund	—	4,785	4,785
Equity Focus Fund	350	264	614
Equity Income Fund	191,946	154,753	346,699
Growth and Income Fund	5,982	10,291	16,273
Hedged Equity Fund	1,387	—	1,387
Large Cap Growth Fund	—	273,298	273,298
Large Cap Value Fund	68,008	67,495	135,503
U.S. Equity Fund	419,265	666,036	1,085,301

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions Paid
Disciplined Equity Fund	$157,171	$57,907	$—	$215,078
Equity Focus Fund	70	196	—	266
Equity Income Fund	131,296	76,655	—	207,951
Growth and Income Fund	4,880	—	—	4,880
Hedged Equity Fund	27	—	22	49
Large Cap Value Fund	14,998	20,459	—	35,457
U.S. Equity Fund	374,644	346,308	—	720,952

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$189,030	$154,430	$—	$560,205
Dynamic Growth Fund	—	5,546	—	69,629
Equity Focus Fund	713	1,305	—	7,198
Equity Income Fund	1,568	81,212	—	1,677,626
Growth and Income Fund	1,900	18,310	—	149,753
Hedged Equity Fund	44	—	(1,479)	6,901
Large Cap Growth Fund	—	675,953	—	5,663,431
Large Cap Value Fund	21,216	47,966	(3,275)	103,151
U.S. Equity Fund	84,286	376,149	—	3,038,635

For the Funds, the cumulative timing differences primarily consist of investments in partnerships, late year ordinary loss deferrals, post October capital loss deferrals and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2015, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2017	Total
Large Cap Value Fund	$3,275	$3,275

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

As of June 30, 2015, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Post-enactment net capital loss
	Short-Term	Long-Term
Hedged Equity Fund	$216	$1,263

During the year ended June 30, 2015, the following Funds utilized pre-enactment capital loss carryforwards as follows (amounts in thousands):

Growth and Income Fund	$1,890
Large Cap Value Fund	1,637

Net capital losses and other late year losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2015, the following Funds deferred to July 1, 2015 net capital losses and other late year loss of (amounts in thousands):

	Net capital loss
	Short-Term	Long-Term	Other late year loss
Dynamic Growth Fund	$5,126	$—	$603
Equity Income Fund	17,413	—	—
Hedged Equity Fund	—	341	—
Large Cap Growth Fund	52,266	—	233

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015. Average borrowings from the Facility for the year ended June 30, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Large Cap Value Fund	$9,255	0.23%	1	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Equity Focus Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund.

As of June 30, 2015, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the Funds as follows:

As of June 30, 2015, the Adviser owns a significant portion of Hedged Equity Fund’s outstanding shares.

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	71.4%
Dynamic Growth Fund	69.1%	n/a
Large Cap Value Fund	82.2	n/a

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Additionally, Dynamic Growth Fund, Hedged Equity Fund and Large Cap Growth Fund each have a shareholder or shareholders, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of each Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Business Combinations

In March 2013, the Board of Directors of JPMorgan Value Opportunities Fund, Inc. and the Board of JPM II approved management’s proposal to merge JPMorgan Value Opportunities Fund, Inc. (the “Target Fund”) into JPMorgan Large Cap Value Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s shareholders at a special meeting of shareholders held on October 10, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on October 18, 2013. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class B and Class C shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, and Institutional Class shareholders of the Target Fund received shares of Class R5 in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $48,185,000 and identified cost of approximately $43,339,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of October 18th, 2013 the Target Fund had pre-enactment net capital loss carryforwards of approximately $7,694,000.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Value Opportunities Fund				$4,846
Class A	2,219	$42,595	$19.19
Class B	57	1,079	19.02
Class C	168	3,188	18.99
Institutional Class	114	2,180	19.16

Acquiring Fund
Large Cap Value Fund				149,358
Class A	2,698	39,656	14.70
Class B	85	1,229	14.48
Class C	405	5,821	14.37
Class R2	29	430	14.65
Class R5	1,440	21,053	14.62
Class R6	3,305	48,139	14.57
Select Class	42,660	619,072	14.51

Post Reorganization
Large Cap Value Fund				154,204
Class A	5,596	82,251	14.70
Class B	159	2,308	14.48
Class C	627	9,009	14.37
Class R2	29	430	14.65
Class R5	1,589	23,233	14.62
Class R6	3,305	48,139	14.57
Select Class	42,660	619,072	14.51

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Acquiring Fund in an amount sufficient to offset costs incurred by the Acquiring Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Target Fund assets associated with the reorganization.

9. Redemption in-kind

During the year ended June 30, 2015, a Select Class shareholder sold its shares of U.S. Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as of close of business on the date and at the market value listed below (amounts in thousands):

March 23, 2015	Value		Realized Gains (Losses)	Type
Select Class	$1,011,282	*	$54,362	Redemption in-kind

*	This amount includes cash of approximately $15,300,000 associated with the redemption in-kind.

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund and JPMorgan U.S. Equity Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Disciplined Equity Fund, JPMorgan Dynamic Growth Fund, JPMorgan Equity Focus Fund, JPMorgan Growth and Income Fund, JPMorgan Hedged Equity Fund and JPMorgan U.S. Equity Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	107

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	109

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015 and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual	$1,000.00	$1,023.00	$4.26	0.85%
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class R6
Actual	1,000.00	1,025.60	1.76	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Institutional Class
Actual	1,000.00	1,025.20	2.26	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Select Class
Actual	1,000.00	1,024.00	3.01	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

Dynamic Growth Fund
Class A
Actual	1,000.00	1,052.30	6.06	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class C
Actual	1,000.00	1,049.50	8.59	1.69
Hypothetical	1,000.00	1,016.41	8.45	1.69
Class R5
Actual	1,000.00	1,054.70	3.77	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,053.90	4.79	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	111

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Equity Focus Fund
Class A
Actual	$1,000.00	$1,022.30	$6.22	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,019.70	8.71	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Select Class
Actual	1,000.00	1,023.80	4.97	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

Equity Income Fund
Class A
Actual	1,000.00	986.10	5.12	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	984.00	7.58	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R2
Actual	1,000.00	985.20	6.35	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class R5
Actual	1,000.00	989.20	2.91	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R6
Actual	1,000.00	989.60	2.47	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50
Select Class
Actual	1,000.00	987.50	3.89	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

Growth and Income Fund
Class A
Actual	1,000.00	991.40	5.28	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class C
Actual	1,000.00	988.50	7.99	1.62
Hypothetical	1,000.00	1,016.76	8.10	1.62
Select Class
Actual	1,000.00	992.30	4.30	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87

Hedged Equity Fund
Class A
Actual	1,000.00	1,005.80	4.23	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,003.00	6.70	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class R5
Actual	1,000.00	1,007.90	1.99	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40
Class R6
Actual	1,000.00	1,008.70	1.74	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Select Class
Actual	1,000.00	1,005.70	2.98	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Large Cap Growth Fund
Class A
Actual	$1,000.00	$1,066.30	$5.38	1.05%
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class C
Actual	1,000.00	1,063.80	7.93	1.55
Hypothetical	1,000.00	1,017.11	7.75	1.55
Class R2
Actual	1,000.00	1,064.60	6.65	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R5
Actual	1,000.00	1,067.90	3.54	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R6
Actual	1,000.00	1,068.70	3.03	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Select Class
Actual	1,000.00	1,067.10	4.56	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Large Cap Value Fund
Class A
Actual	1,000.00	1,011.30	4.64	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,008.40	7.22	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class R2
Actual	1,000.00	1,009.70	5.98	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class R5
Actual	1,000.00	1,012.50	2.89	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R6
Actual	1,000.00	1,012.90	2.65	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Select Class
Actual	1,000.00	1,011.60	3.79	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76

U.S. Equity Fund
Class A
Actual	1,000.00	1,019.80	4.71	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,017.20	7.20	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class R2
Actual	1,000.00	1,018.70	5.96	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R5
Actual	1,000.00	1,021.70	2.81	0.56
Hypothetical	1,000.00	1,022.02	2.81	0.56
Class R6
Actual	1,000.00	1,022.70	2.51	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	113

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Equity Fund (continued)
Institutional Class
Actual	$1,000.00	$1,021.50	$3.06	0.61%
Hypothetical	1,000.00	1,021.77	3.06	0.61
Select Class
Actual	1,000.00	1,021.10	3.81	0.76
Hypothetical	1,000.00	1,021.03	3.81	0.76

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

114	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deduction
Disciplined Equity Fund	24.23%
Equity Focus Fund	95.25
Equity Income Fund	100.00
Growth and Income Fund	100.00
Hedged Equity Fund	100.00
Large Cap Value Fund	34.13
U.S. Equity Fund	64.45

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Long-Term Capital Gain Distribution
Disciplined Equity Fund	$113,280
Dynamic Growth Fund	4,785
Equity Focus Fund	264
Equity Income Fund	154,753
Growth and Income Fund	10,291
Large Cap Growth Fund	273,298
Large Cap Value Fund	67,495
U.S. Equity Fund	666,036

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Qualified Dividend Income
Disciplined Equity Fund	$96,292
Equity Focus Fund	350
Equity Income Fund	191,946
Growth and Income Fund	5,982
Hedged Equity Fund	1,387
Large Cap Value Fund	16,738
U.S. Equity Fund	232,024

JUNE 30, 2015	J.P. MORGAN LARGE CAP FUNDS	115

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-LCE-615

Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

June 30, 2015

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

Dear Shareholders,

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment – though not reflected in wage growth – drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the challenges faced by financial markets

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

U.S equity markets performed strongly in the latter half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at several record highs but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928.

Overall, U.S. large cap stocks only slightly outperformed mid cap and small cap stocks for the twelve months ended June 30, 2015. However, small cap growth stocks outperformed all other equity categories and growth stocks outperformed value stocks across all market cap categories. For the twelve month period, the S&P 500 Index returned 7.42%, while the Russell Midcap Index returned 6.63%, the Russell Midcap Growth Index returned 9.45% and the Russell Midcap Value Index returned 3.67%.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	14.99%
Russell 3000 Growth Index	10.69%

Net Assets as of 6/30/2015 (In Thousands)	$5,188,280

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the technology and health care sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer discretionary and consumer staples sectors detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., Regeneron Pharmaceuticals Inc. and Avago Technologies Inc. Shares of Valeant, a drug and medical device maker, rose on strong profit and revenue growth. Shares of Regeneron, a biopharmaceutical company, rose on accelerating sales of its eye drug, Eylea, and advances in the company’s pipeline of potential new drugs. Shares of

Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and its $37 billion acquisition of Broadcom Corp.

Leading individual detractors from relative performance included the Fund’s overweight positions in Michael Kors Holdings Ltd. and Antero Resources Corp. and its underweight position in Apple Inc. Shares of Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Antero Resources, an independent oil and gas exploration and production company, declined amid weakness in global oil prices. Shares of Apple, a consumer electronics company, rose on a string of positive earnings announcements.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.8%
2.	Facebook, Inc., Class A	3.7
3.	Gilead Sciences, Inc.	2.8
4.	Google, Inc., Class C	2.7
5.	UnitedHealth Group, Inc.	2.5
6.	Amazon.com, Inc.	2.3
7.	MasterCard, Inc., Class A	2.1
8.	Valeant Pharmaceuticals International, Inc.	2.1
9.	Acuity Brands, Inc.	2.0
10.	Regeneron Pharmaceuticals, Inc.	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.6%
Health Care	20.5
Consumer Discretionary	16.2
Industrials	11.0
Financials	9.1
Materials	4.5
Energy	2.5
Consumer Staples	1.7
Short-Term Investment	3.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
Without Sales Charge		14.99%	20.60%	11.38%
With Sales Charge*		8.95	19.33	10.77
CLASS C SHARES	May 1, 2006
Without CDSC		14.43	20.01	10.76
With CDSC**		13.43	20.01	10.76
CLASS R5 SHARES	January 8, 2009	15.42	21.09	11.75
CLASS R6 SHARES	December 23, 2013	15.48	21.12	11.77
SELECT CLASS SHARES	May 1, 2006	15.14	20.84	11.61

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. Returns for the Class C Shares prior to its inception date are based on the performance of Class B Shares, all of which converted to Class A Shares on June 19, 2015 and are no longer offered. The actual returns of Class C Shares would have been similar to those shown because Class C Shares had similar expenses to Class B Shares at the time of their inception. Returns for the Select Class Shares prior to its inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different than those shown because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to January 7, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares from January 8, 2009 to December 23, 2013, Select Class Shares from May 1, 2006 to January 8, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than the other classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	10.37%
Russell Midcap Index	6.63%

Net Assets as of 6/30/2015 (In Thousands)	$3,303,293

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in both the technology and materials & processing sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and its security selection in the utilities sector detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Humana Inc., Valeant Pharmaceuticals International Inc. and Mohawk Industries Inc. Shares of Humana, a health insurance provider, rose on news of a $33 billion takeover bid from Aetna Inc. Shares of Valeant, a drug and medical device maker not held in the Benchmark, rose on strong profit and revenue growth. Shares of Mohawk Industries, a maker of flooring for residential and commercial property, rose on strong earnings growth.

Leading individual detractors from relative performance included the Fund’s overweight positions in Michael Kors Holdings Ltd., Laredo Petroleum Holdings Inc. and Southwestern Energy Co. Shares of Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Laredo Petroleum and Southwestern Energy, both oil and gas exploration and production companies, declined on global weakness in energy prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Mohawk Industries, Inc.	1.8%
2.	Sherwin-Williams Co. (The)	1.5
3.	Humana, Inc.	1.5
4.	Carlisle Cos., Inc.	1.4
5.	Amphenol Corp., Class A	1.3
6.	Acuity Brands, Inc.	1.2
7.	CBRE Group, Inc., Class A	1.1
8.	NXP Semiconductors N.V., (Netherlands)	0.9
9.	Alliance Data Systems Corp.	0.9
10.	Brookdale Senior Living, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.5%
Consumer Discretionary	19.0
Information Technology	16.9
Industrials	12.6
Health Care	11.6
Utilities	4.3
Materials	4.2
Consumer Staples	4.2
Energy	3.6
Short-Term Investment	3.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
Without Sales Charge		9.97%	18.85%	9.68%
With Sales Charge*		4.19	17.57	9.09
CLASS C SHARES	November 2, 2009
Without CDSC		9.44	18.26	9.37
With CDSC**		8.44	18.26	9.37
CLASS R2 SHARES	March 14, 2014	9.71	18.77	9.65
CLASS R5 SHARES	March 14, 2014	10.49	19.30	9.91
CLASS R6 SHARES	March 14, 2014	10.53	19.31	9.92
SELECT CLASS SHARES	January 1, 1997	10.37	19.26	9.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based of Class A Shares from November 2, 2009 to March 13, 2014 and Select Class Shares prior to November 2, 2009. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Select Class Shares. Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Core Funds Index and Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Growth Funds Index are indices based on total returns of certain mutual funds within the mid cap fund categories as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	12.72%
Russell Midcap Growth Index	9.45%

Net Assets as of 6/30/2015 (In Thousands)	$3,062,526

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and overweight position in the technology sector and its security selection in the producer durables sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the consumer staples sector and its security selection in the health care sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Valeant Pharmaceuticals International Inc., Avago Technologies Ltd. and Electronic Arts Inc. Shares of Valeant, a drug and medical device maker not held in the Benchmark, rose on strong profit and revenue growth. Shares of Avago, a Singapore maker of analog semiconductors, strengthened on increased demand for semiconductors and its $37 billion acquisition of Broadcom Corp. Shares of Electronic Arts, a maker of video games and software, rose on better-than-expected profit and revenue.

Leading individual detractors from relative performance included the Fund’s overweight positions in Michael Kors Holdings Ltd., Laredo Petroleum Holdings Inc. and Kirby Corp. Shares of Michael Kors, a luxury apparel brand, fell on investor concerns about growing inventory, margin growth and management’s ability to execute strategy. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company, fell amid weakness in global oil prices. Shares of Kirby, a tank and barge operator, fell on disappointing revenue and the lower revision to the company’s earnings forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Acuity Brands, Inc.	2.3%
2.	Sherwin-Williams Co. (The)	2.3
3.	CBRE Group, Inc., Class A	2.1
4.	Mohawk Industries, Inc.	1.9
5.	NXP Semiconductors N.V., (Netherlands)	1.9
6.	Alliance Data Systems Corp.	1.8
7.	McGraw Hill Financial, Inc.	1.7
8.	Delta Air Lines, Inc.	1.7
9.	Monster Beverage Corp.	1.7
10.	Carlisle Cos., Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	24.7%
Consumer Discretionary	18.9
Health Care	16.4
Industrials	15.5
Financials	11.5
Materials	3.3
Energy	2.7
Consumer Staples	2.6
Short-Term Investment	4.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.
[1]

Effective July 23, 2014, following approval from the Fund’s Board of Trustees, shareholders approved the change to the Fund’s investment objective. The current investment objective is stated above. Prior to July 23, 2014, the Fund’s investment objective was to seek growth of capital and secondarily, current income by investing primarily in equity securities.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
Without Sales Charge		12.37%	19.83%	10.13%
With Sales Charge*		6.48	18.53	9.54
CLASS C SHARES	November 4, 1997
Without CDSC		11.78	19.22	9.52
With CDSC**		10.78	19.22	9.52
CLASS R2 SHARES	June 19, 2009	12.18	19.64	9.96
CLASS R5 SHARES	November 1, 2011	12.87	20.32	10.51
CLASS R6 SHARES	November 1, 2011	12.96	20.37	10.53
SELECT CLASS SHARES	March 2, 1989	12.72	20.19	10.45

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	8.19%
Russell Midcap Value Index	3.67%

Net Assets as of 6/30/2015 (In Thousands)	$15,959,073

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s underweight position and security selection in the energy sector and its security selection and overweight position in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and security selection in the utilities sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Kroger Co., Expedia Inc. and Cigna Corp. Shares of Kroger, a supermarket chain not held in the Benchmark, rose on increased consumer spending in the U.S., an increase in its dividend and a share repurchase program. Shares of Expedia, an online travel service not held in the Benchmark, rose on growth in earnings and revenue. Shares of Cigna, a health insurer, rose on news of a $54 billion takeover offer from Anthem Inc.

Leading individual detractors from relative performance included the Fund’s overweight positions in Southwestern Energy Co. and MSC Industrial Direct Co. and its underweight position in HCA Holdings Inc. Shares of Southwestern Energy, an oil and gas exploration and production company, declined on global weakness in energy prices. Shares of MSC Industrial, a provider of metalworking products, fell after the company forecast sales and earnings below analysts’ estimates. Shares of HCA Holdings, an owner/operator of hospitals and other medical centers that was not held by the Fund, rose on the company’s improved forecast for earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow. Relative to the Benchmark, the Fund had an overweight position in consumer discretionary stocks during the twelve month reporting period. The Fund’s largest relative underweight position was in the health care sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cigna Corp.	1.7%
2.	Kohl’s Corp.	1.7
3.	Mohawk Industries, Inc.	1.6
4.	Energen Corp.	1.6
5.	Humana, Inc.	1.6
6.	Jack Henry & Associates, Inc.	1.5
7.	Loews Corp.	1.5
8.	Fifth Third Bancorp	1.5
9.	Arrow Electronics, Inc.	1.5
10.	Synopsys, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	29.5%
Consumer Discretionary	18.7
Industrials	9.4
Utilities	8.6
Information Technology	8.5
Health Care	6.5
Consumer Staples	5.7
Materials	5.1
Energy	3.9
Short-Term Investment	4.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
Without Sales Charge		7.68%	18.10%	9.10%
With Sales Charge*		2.04	16.83	8.51
CLASS C SHARES	April 30, 2001
Without CDSC		7.12	17.50	8.55
With CDSC**		6.12	17.50	8.55
CLASS R2 SHARES	November 3, 2008	7.38	17.80	8.91
INSTITUTIONAL CLASS SHARES	November 13, 1997	8.19	18.69	9.63
SELECT CLASS SHARES	October 31, 2001	7.92	18.40	9.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Midcap Value Index, the Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper

Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Value Funds Index and the Lipper Multi-Cap Core Funds Index are indices based on total returns of certain mutual funds within the mid cap and multi cap fund categories, respectively, as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-0.20%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.02%

Net Assets as of 6/30/15 (In Thousands)	$290,680

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection process produced positive returns in the energy and health care sectors and negative returns in the consumer discretionary and utilities sectors.

Leading individual detractors from Fund returns included its short positions in Nuance Communications Inc. and Electronic Arts Inc. and its long positions in Kate Spade & Co. Shares of Nuance Communications, a provider of voice recognition and related technologies, rose on strong quarterly earnings and positive trends in the industry. Shares of Electronic Arts, a developer of videogame software and content, rose on positive earnings announcements, strong industry fundamentals and popular new releases. Shares of Kate Spade, a brand name apparel maker, fell on slowing sales growth.

Leading individual contributors to Fund returns included its long position in McDermott International Inc. and its short positions in Rovi Corp. and Southwest Airlines Co. Shares of McDermott International, a provider of engineering and construction services to the energy industry, rose on news of an organizational restructuring and the winning of several large contracts. Shares of Rovi, a provider of television guide programs to cable TV companies, declined on investor worries about the company’s prospects for contract renewals and litigation over key technology patents. Shares of Southwest Airlines, a passenger airline operator, fell on weak growth in large markets and volatility in fuel prices.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share. Companies that ranked lowest in the above factors were selected by the Fund’s portfolio managers for possible short sales.

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Nuance Communications, Inc.	1.0%
2.	Apple, Inc.	1.0
3.	Archer-Daniels-Midland Co.	1.0
4.	eBay, Inc.	1.0
5.	Intuit, Inc.	1.0
6.	Darden Restaurants, Inc.	1.0
7.	Target Corp.	1.0
8.	Electronic Arts, Inc.	1.0
9.	Lowe’s Cos., Inc.	1.0
10.	ServiceMaster Global Holdings, Inc.	1.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Brown-Forman Corp., Class B	1.3%
2.	Estee Lauder Cos., Inc. (The), Class A	1.2
3.	McCormick & Co., Inc. (Non-Voting)	1.2
4.	Hain Celestial Group, Inc. (The)	1.2
5.	Dominion Resources, Inc.	1.2
6.	Team Health Holdings, Inc.	1.1
7.	Tenet Healthcare Corp.	1.1
8.	Cooper Cos., Inc. (The)	1.1
9.	Markel Corp.	1.1
10.	Acadia Healthcare Co., Inc.	1.1

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	23.3%
Industrials	15.1
Consumer Discretionary	13.2
Health Care	11.3
Consumer Staples	6.9
Energy	4.2
Financials	4.2
Materials	3.9
Utilities	2.9
Telecommunication Services	1.8
Short-Term Investment	13.2

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Information Technology	23.8%
Industrials	19.9
Consumer Discretionary	15.1
Health Care	12.0
Consumer Staples	9.1
Financials	5.8
Energy	5.1
Materials	4.1
Utilities	3.2
Telecommunication Services	1.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total long investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.
****	Percentages indicated are based on total short investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 23, 2003
Without Sales Charge		(0.40)%	0.33%	0.25%
With Sales Charge*		(5.64)	(0.75)	(0.29)
CLASS C SHARES	May 23, 2003
Without CDSC		(0.96)	(0.32)	(0.45)
With CDSC**		(1.96)	(0.32)	(0.45)
SELECT CLASS SHARES	May 23, 2003	(0.20)	0.57	0.49

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Alternative Equity Market Neutral Funds Index from June 30, 2015 to June 30, 2015. Return information prior to October 31, 2005 for the Lipper Alternative Equity Market Neutral Funds Index is not provided by Lipper, Inc. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Alternative Equity Market Neutral Funds Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The Lipper Alternative Equity Market Neutral Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	6.36%
Russell 3000 Value Index	3.86%

Net Assets as of 6/30/2015 (In Thousands)	$11,294,507

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s underweight position and security selection in the energy sector and its security selection and overweight position in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s underweight position in the health care sector and security selection in the financial services sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight position in Chevron Corp. and its overweight positions in Valeant Pharmaceuticals International Inc. and Aetna Inc. Shares of Chevron, an integrated energy producer not held by the Fund, fell amid continued weakness in global energy prices. Shares of Valeant, a drug and medical device maker not held in the Benchmark, rose on strong profit and revenue growth. Shares of Aetna, a health insurer, rose after the company raised its earnings forecast.

Leading individual detractors from relative performance included the Fund’s overweight positions in Consol Energy Inc. and Southwestern Energy Co. and its underweight position in JPMorgan Chase & Co. Shares of both Consol Energy and Southwestern Energy, oil and gas exploration and production companies, fell amid continued weakness in global energy prices. Shares of J.P Morgan, a banking and financial services company that cannot be held by the Fund, rose on earnings and revenue growth.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’ view, significant levels of free cash flow. The Fund’s largest overweight position continued to be in the consumer discretionary sector, where the Fund’s portfolio managers found what they believed to be compelling investment opportunities.

The Fund’s largest underweight position was in the energy sector. In addition, the Fund’s relative performance was hindered by above-average cash holdings. The cash position accrued because the Fund’s portfolio managers believed valuations were stretched and did not want to invest in overvalued securities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.8%
2.	Exxon Mobil Corp.	2.2
3.	Pfizer, Inc.	2.1
4.	Capital One Financial Corp.	2.0
5.	Bank of America Corp.	1.8
6.	Johnson & Johnson	1.6
7.	Loews Corp.	1.6
8.	American International Group, Inc.	1.6
9.	Kohl’s Corp.	1.5
10.	Merck & Co., Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Financials	32.8%
Consumer Discretionary	14.7
Health Care	8.8
Industrials	7.4
Energy	7.2
Utilities	5.4
Consumer Staples	4.8
Information Technology	4.6
Materials	3.7
Telecommunication Services	1.5
Short-Term Investment	9.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Value Advantage Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
Without Sales Charge		5.78%	16.69%	9.36%
With Sales Charge*		0.21	15.44	8.77
CLASS C SHARES	February 28, 2005
Without CDSC		5.26	16.11	8.82
With CDSC**		4.26	16.11	8.82
INSTITUTIONAL CLASS SHARES	February 28, 2005	6.36	17.28	9.86
SELECT CLASS SHARES	February 28, 2005	6.05	16.98	9.64

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses incurred by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.2%
	Consumer Discretionary — 16.4%
	Automobiles — 1.1%
220	Tesla Motors, Inc. (a)	58,937

	Hotels, Restaurants & Leisure — 2.3%
1,858	Hilton Worldwide Holdings, Inc. (a)	51,182
1,246	Starbucks Corp.	66,826

		118,008

	Household Durables — 1.2%
336	Mohawk Industries, Inc. (a)	64,047

	Internet & Catalog Retail — 6.0%
277	Amazon.com, Inc. (a)	120,417
133	Netflix, Inc. (a)	87,373
57	Priceline Group, Inc. (The) (a)	65,052
988	Wayfair, Inc., Class A (a)	37,188

		310,030

	Multiline Retail — 0.8%
518	Dollar General Corp.	40,293

	Specialty Retail — 4.4%
1,044	GameStop Corp., Class A	44,842
859	Home Depot, Inc. (The)	95,416
405	Ulta Salon Cosmetics & Fragrance, Inc. (a)	62,521
662	Urban Outfitters, Inc. (a)	23,177

		225,956

	Textiles, Apparel & Luxury Goods — 0.6%
1,146	Wolverine World Wide, Inc.	32,632

	Total Consumer Discretionary	849,903

	Consumer Staples — 1.7%
	Beverages — 0.9%
347	Monster Beverage Corp. (a)	46,492

	Food & Staples Retailing — 0.8%
1,542	Sprouts Farmers Market, Inc. (a)	41,592

	Total Consumer Staples	88,084

	Energy — 2.6%
	Energy Equipment & Services — 0.4%
284	Dril-Quip, Inc. (a)	21,363

	Oil, Gas & Consumable Fuels — 2.2%
582	Concho Resources, Inc. (a)	66,244
920	Range Resources Corp.	45,440

		111,684

	Total Energy	133,047

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 9.2%
	Banks — 2.0%
872	East West Bancorp, Inc.	39,088
437	Signature Bank (a)	63,928

		103,016

	Capital Markets — 3.5%
321	Affiliated Managers Group, Inc. (a)	70,214
1,069	Lazard Ltd., (Bermuda), Class A	60,132
1,480	TD Ameritrade Holding Corp.	54,486

		184,832

	Diversified Financial Services — 1.5%
757	McGraw Hill Financial, Inc.	76,071

	Insurance — 0.5%
376	AmTrust Financial Services, Inc.	24,608

	Real Estate Management & Development — 1.7%
2,375	CBRE Group, Inc., Class A (a)	87,886

	Total Financials	476,413

	Health Care — 20.8%
	Biotechnology — 8.6%
284	Alexion Pharmaceuticals, Inc. (a)	51,303
725	Celgene Corp. (a)	83,908
1,237	Gilead Sciences, Inc.	144,769
393	Kite Pharma, Inc. (a)	23,967
203	Regeneron Pharmaceuticals, Inc. (a)	103,352
311	Vertex Pharmaceuticals, Inc. (a)	38,427

		445,726

	Health Care Equipment & Supplies — 0.4%
1,566	Novadaq Technologies, Inc., (Canada) (a)	18,968

	Health Care Providers & Services — 7.1%
811	Acadia Healthcare Co., Inc. (a)	63,549
1,056	Envision Healthcare Holdings, Inc. (a)	41,703
364	Humana, Inc. (m)	69,530
277	McKesson Corp.	62,228
1,079	UnitedHealth Group, Inc.	131,650

		368,660

	Health Care Technology — 0.7%
1,245	Veeva Systems, Inc., Class A (a)	34,900

	Life Sciences Tools & Services — 1.9%
703	Fluidigm Corp. (a)	17,008
388	Illumina, Inc. (a)	84,811

		101,819

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Pharmaceuticals — 2.1%
487	Valeant Pharmaceuticals International, Inc. (a)	108,187

	Total Health Care	1,078,260

	Industrials — 11.1%
	Airlines — 1.0%
1,304	Delta Air Lines, Inc.	53,581

	Building Products — 2.6%
285	Advanced Drainage Systems, Inc.	8,354
922	Fortune Brands Home & Security, Inc.	42,265
386	Lennox International, Inc.	41,568
833	Trex Co., Inc. (a)	41,160

		133,347

	Electrical Equipment — 2.0%
581	Acuity Brands, Inc.	104,586

	Industrial Conglomerates — 1.4%
750	Carlisle Cos., Inc.	75,100

	Machinery — 1.2%
488	Pall Corp.	60,669

	Road & Rail — 0.6%
441	Old Dominion Freight Line, Inc. (a)	30,265

	Trading Companies & Distributors — 2.3%
1,788	HD Supply Holdings, Inc. (a)	62,913
557	Rush Enterprises, Inc., Class A (a)	14,604
343	Watsco, Inc.	42,418

		119,935

	Total Industrials	577,483

	Information Technology — 30.9%
	Communications Equipment — 1.6%
574	Arista Networks, Inc. (a)	46,911
219	Palo Alto Networks, Inc. (a)	38,329

		85,240

	Electronic Equipment, Instruments & Components — 1.0%
907	Amphenol Corp., Class A	52,579

	Internet Software & Services — 8.1%
232	CoStar Group, Inc. (a)	46,632
664	Dealertrack Technologies, Inc. (a)	41,680
2,256	Facebook, Inc., Class A (a)	193,469
268	Google, Inc., Class C (a)	139,343

		421,124

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 6.7%
239	Alliance Data Systems Corp. (a)	69,803
497	Gartner, Inc. (a)	42,590
1,176	MasterCard, Inc., Class A	109,932
1,145	VeriFone Systems, Inc. (a)	38,898
1,285	Visa, Inc., Class A	86,254

		347,477

	Semiconductors & Semiconductor Equipment — 3.5%
467	Avago Technologies Ltd., (Singapore)	62,052
462	Lam Research Corp.	37,608
843	NXP Semiconductors N.V., (Netherlands) (a)	82,753

		182,413

	Software — 5.6%
705	Adobe Systems, Inc. (a)	57,112
747	Electronic Arts, Inc. (a)	49,682
823	Guidewire Software, Inc. (a)	43,551
1,162	Microsoft Corp.	51,289
601	Mobileye N.V., (Israel) (a)	31,976
437	ServiceNow, Inc. (a)	32,481
291	Workday, Inc., Class A (a)	22,191

		288,282

	Technology Hardware, Storage & Peripherals — 4.4%
1,605	Apple, Inc. (m)	201,276
953	Nimble Storage, Inc. (a)	26,744

		228,020

	Total Information Technology	1,605,135

	Materials — 4.5%
	Chemicals — 3.9%
416	Air Products & Chemicals, Inc. (m)	56,976
636	PPG Industries, Inc.	72,927
263	Sherwin-Williams Co. (The)	72,413

		202,316

	Construction Materials — 0.6%
433	Eagle Materials, Inc.	33,021

	Total Materials	235,337

	Total Common Stocks (Cost $3,612,927)	5,043,662

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.0%
	Investment Company — 4.0%
205,478	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $205,478)	205,478

	Total Investments — 101.2% (Cost $3,818,405)	5,249,140
	Liabilities in Excess of Other Assets — (1.2)%	(60,860)

	NET ASSETS — 100.0%	$5,188,280

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.6%
	Consumer Discretionary — 18.9%
	Automobiles — 0.9%
249	Harley-Davidson, Inc.	14,005
58	Tesla Motors, Inc. (a)	15,586

		29,591

	Distributors — 0.3%
118	Genuine Parts Co.	10,592

	Hotels, Restaurants & Leisure — 2.1%
911	Hilton Worldwide Holdings, Inc. (a)	25,109
131	Marriott International, Inc., Class A	9,752
399	Norwegian Cruise Line Holdings Ltd. (a)	22,348
153	Starwood Hotels & Resorts Worldwide, Inc.	12,412

		69,621

	Household Durables — 2.8%
345	Jarden Corp. (a)	17,842
309	Mohawk Industries, Inc. (a)	58,897
389	Toll Brothers, Inc. (a)	14,863

		91,602

	Internet & Catalog Retail — 1.6%
190	Expedia, Inc.	20,732
34	Netflix, Inc. (a)	22,533
107	TripAdvisor, Inc. (a)	9,315

		52,580

	Media — 1.6%
194	CBS Corp. (Non-Voting), Class B	10,791
262	DISH Network Corp., Class A (a)	17,713
195	Gannett Co., Inc. (a)	2,723
389	TEGNA, Inc.	12,485
354	Time, Inc.	8,138

		51,850

	Multiline Retail — 2.5%
368	Big Lots, Inc.	16,539
309	Dollar General Corp.	23,993
447	Kohl’s Corp.	27,962
183	Nordstrom, Inc.	13,654

		82,148

	Specialty Retail — 5.8%
28	AutoZone, Inc. (a)	18,767
272	Bed Bath & Beyond, Inc. (a)	18,750
518	Best Buy Co., Inc.	16,879
387	GameStop Corp., Class A	16,643
516	Gap, Inc. (The)	19,698
312	GNC Holdings, Inc., Class A	13,860
207	Tiffany & Co.	18,970

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — continued
151	Tractor Supply Co.	13,608
158	Ulta Salon Cosmetics & Fragrance, Inc. (a)	24,434
461	Urban Outfitters, Inc. (a)	16,150
165	Williams-Sonoma, Inc.	13,548

		191,307

	Textiles, Apparel & Luxury Goods — 1.3%
394	Gildan Activewear, Inc., (Canada)	13,109
131	PVH Corp.	15,100
70	Ralph Lauren Corp.	9,245
105	V.F. Corp.	7,339

		44,793

	Total Consumer Discretionary	624,084

	Consumer Staples — 4.2%
	Beverages — 1.6%
109	Constellation Brands, Inc., Class A	12,685
187	Dr. Pepper Snapple Group, Inc.	13,607
207	Monster Beverage Corp. (a)	27,796

		54,088

	Food & Staples Retailing — 1.7%
310	Kroger Co. (The)	22,472
1,977	Rite Aid Corp. (a)	16,509
576	Sprouts Farmers Market, Inc. (a)	15,541

		54,522

	Food Products — 0.4%
150	Hershey Co. (The)	13,353

	Household Products — 0.5%
130	Energizer Holdings, Inc.	17,159
13	Energizer SpinCo, Inc. (a) (w)	450

		17,609

	Total Consumer Staples	139,572

	Energy — 3.6%
	Energy Equipment & Services — 0.3%
132	Dril-Quip, Inc. (a)	9,963

	Oil, Gas & Consumable Fuels — 3.3%
202	Concho Resources, Inc. (a)	23,045
390	Energen Corp.	26,624
267	EQT Corp.	21,724
278	PBF Energy, Inc., Class A	7,888
283	Range Resources Corp.	13,950
731	Southwestern Energy Co. (a)	16,615

		109,846

	Total Energy	119,809

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Financials — 20.4%
	Banks — 4.5%
442	Citizens Financial Group, Inc.	12,079
126	City National Corp.	11,378
392	East West Bancorp, Inc.	17,570
1,083	Fifth Third Bancorp	22,556
175	First Republic Bank	11,033
550	Huntington Bancshares, Inc.	6,223
136	M&T Bank Corp.	17,025
157	Signature Bank (a)	22,939
515	SunTrust Banks, Inc.	22,155
168	Zions Bancorporation	5,346

		148,304

	Capital Markets — 4.4%
126	Affiliated Managers Group, Inc. (a)	27,609
164	Ameriprise Financial, Inc.	20,429
381	Invesco Ltd.	14,292
411	Lazard Ltd., (Bermuda), Class A	23,092
169	Legg Mason, Inc.	8,727
152	Northern Trust Corp.	11,628
225	T. Rowe Price Group, Inc.	17,479
636	TD Ameritrade Holding Corp.	23,429

		146,685

	Consumer Finance — 0.4%
534	Ally Financial, Inc. (a)	11,972

	Diversified Financial Services — 1.4%
281	McGraw Hill Financial, Inc.	28,196
169	Moody’s Corp.	18,278

		46,474

	Insurance — 4.4%
22	Alleghany Corp. (a)	10,465
148	Chubb Corp. (The)	14,118
441	Hartford Financial Services Group, Inc. (The)	18,347
636	Loews Corp.	24,491
392	Marsh & McLennan Cos., Inc.	22,205
500	Old Republic International Corp.	7,815
278	Progressive Corp. (The)	7,745
430	Unum Group	15,371
169	W.R. Berkley Corp.	8,780
459	XL Group plc, (Ireland)	17,066

		146,403

	Real Estate Investment Trusts (REITs) — 4.0%
273	American Campus Communities, Inc.	10,288
105	AvalonBay Communities, Inc.	16,739

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — continued
80	Boston Properties, Inc.	9,704
549	Brixmor Property Group, Inc.	12,691
535	General Growth Properties, Inc.	13,720
695	Kimco Realty Corp.	15,667
286	Outfront Media, Inc.	7,220
370	Rayonier, Inc.	9,444
159	Regency Centers Corp.	9,362
171	Vornado Realty Trust	16,274
387	Weyerhaeuser Co.	12,202

		133,311

	Real Estate Management & Development — 1.1%
947	CBRE Group, Inc., Class A (a)	35,050

	Thrifts & Mortgage Finance — 0.2%
602	Hudson City Bancorp, Inc.	5,949

	Total Financials	674,148

	Health Care — 11.5%
	Biotechnology — 1.4%
98	BioMarin Pharmaceutical, Inc. (a)	13,377
41	Intercept Pharmaceuticals, Inc. (a)	9,993
66	Receptos, Inc. (a)	12,467
99	Vertex Pharmaceuticals, Inc. (a)	12,225

		48,062

	Health Care Equipment & Supplies — 0.9%
248	Insulet Corp. (a)	7,675
219	Sirona Dental Systems, Inc. (a)	21,992

		29,667

	Health Care Providers & Services — 6.3%
287	Acadia Healthcare Co., Inc. (a)	22,442
169	AmerisourceBergen Corp.	17,955
865	Brookdale Senior Living, Inc. (a)	30,007
176	Cigna Corp.	28,498
635	Envision Healthcare Holdings, Inc. (a)	25,082
78	Henry Schein, Inc. (a)	11,071
254	Humana, Inc.	48,626
355	Premier, Inc., Class A (a)	13,642
67	Universal Health Services, Inc., Class B	9,585

		206,908

	Health Care Technology — 0.4%
125	Inovalon Holdings, Inc., Class A (a)	3,482
420	Veeva Systems, Inc., Class A (a)	11,777

		15,259

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Life Sciences Tools & Services — 0.8%
117	Illumina, Inc. (a)	25,457

	Pharmaceuticals — 1.7%
404	Horizon Pharma plc, (Ireland) (a)	14,031
103	Jazz Pharmaceuticals plc, (Ireland) (a)	18,118
44	Perrigo Co. plc, (Ireland)	8,169
67	Valeant Pharmaceuticals International, Inc. (a)	14,840

		55,158

	Total Health Care	380,511

	Industrials — 12.6%
	Airlines — 0.9%
684	Delta Air Lines, Inc.	28,090

	Building Products — 1.9%
270	A.O. Smith Corp.	19,442
618	Fortune Brands Home & Security, Inc.	28,307
146	Lennox International, Inc.	15,701

		63,450

	Commercial Services & Supplies — 0.9%
126	Stericycle, Inc. (a)	16,813
255	Waste Connections, Inc.	12,016

		28,829

	Electrical Equipment — 2.6%
215	Acuity Brands, Inc.	38,660
291	AMETEK, Inc.	15,944
178	Hubbell, Inc., Class B	19,299
167	Regal Beloit Corp.	12,087

		85,990

	Industrial Conglomerates — 1.4%
475	Carlisle Cos., Inc.	47,564

	Machinery — 2.6%
226	IDEX Corp.	17,760
160	Middleby Corp. (The) (a)	17,957
201	Pall Corp.	25,016
313	Rexnord Corp. (a)	7,492
99	Snap-on, Inc.	15,761

		83,986

	Professional Services — 0.5%
184	Equifax, Inc.	17,905

	Trading Companies & Distributors — 1.8%
655	HD Supply Holdings, Inc. (a)	23,053
252	MSC Industrial Direct Co., Inc., Class A	17,596

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — continued
156	Watsco, Inc.	19,322

		59,971

	Total Industrials	415,785

	Information Technology — 16.8%
	Communications Equipment — 2.3%
194	Arista Networks, Inc. (a)	15,890
631	Ciena Corp. (a)	14,937
341	CommScope Holding Co., Inc. (a)	10,413
213	Harris Corp.	16,413
105	Palo Alto Networks, Inc. (a)	18,326

		75,979

	Electronic Equipment, Instruments & Components — 2.7%
754	Amphenol Corp., Class A	43,728
433	Arrow Electronics, Inc. (a)	24,161
238	Fitbit, Inc., Class A (a)	9,099
109	Zebra Technologies Corp., Class A (a)	12,071

		89,059

	Internet Software & Services — 1.2%
108	CoStar Group, Inc. (a)	21,796
246	Dealertrack Technologies, Inc. (a)	15,434
258	Pandora Media, Inc. (a)	4,015

		41,245

	IT Services — 2.9%
105	Alliance Data Systems Corp. (a)	30,741
210	Gartner, Inc. (a)	18,040
398	Jack Henry & Associates, Inc.	25,765
585	VeriFone Systems, Inc. (a)	19,873

		94,419

	Semiconductors & Semiconductor Equipment — 3.7%
242	Analog Devices, Inc.	15,556
946	Applied Materials, Inc.	18,184
122	Avago Technologies Ltd., (Singapore)	16,257
110	KLA-Tencor Corp.	6,170
208	Lam Research Corp.	16,896
316	NXP Semiconductors N.V., (Netherlands) (a)	31,031
433	Xilinx, Inc.	19,104

		123,198

	Software — 4.0%
70	Autodesk, Inc. (a)	3,505
390	Electronic Arts, Inc. (a)	25,922
314	Guidewire Software, Inc. (a)	16,641
291	Mobileye N.V., (Israel) (a)	15,483

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — continued
104	NetSuite, Inc. (a)	9,560
200	ServiceNow, Inc. (a)	14,884
457	Synopsys, Inc. (a)	23,152
102	Tableau Software, Inc., Class A (a)	11,715
146	Workday, Inc., Class A (a)	11,168

		132,030

	Total Information Technology	555,930

	Materials — 4.3%
	Chemicals — 2.4%
187	Airgas, Inc.	19,830
172	Albemarle Corp.	9,530
182	Sherwin-Williams Co. (The)	50,178

		79,538

	Construction Materials — 0.5%
208	Eagle Materials, Inc.	15,892

	Containers & Packaging — 1.4%
191	Ball Corp.	13,393
202	Rock-Tenn Co., Class A	12,170
356	Silgan Holdings, Inc.	18,758

		44,321

	Total Materials	139,751

	Utilities — 4.3%
	Electric Utilities — 1.3%
229	Edison International	12,752
447	Westar Energy, Inc.	15,303
495	Xcel Energy, Inc.	15,927

		43,982

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.9%
172	National Fuel Gas Co.	10,114
906	Questar Corp.	18,939

		29,053

	Multi-Utilities — 2.1%
1,073	CenterPoint Energy, Inc.	20,422
480	CMS Energy Corp.	15,289
202	NiSource, Inc.	9,225
112	Sempra Energy	11,070
283	WEC Energy Group, Inc.	12,726

		68,732

	Total Utilities	141,767

	Total Common Stocks (Cost $2,359,100)	3,191,357

Short-Term Investment — 3.1%
	Investment Company — 3.1%
102,329	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $102,329)	102,329

	Total Investments — 99.7% (Cost $2,461,429)	3,293,686
	Other Assets in Excess of Liabilities — 0.3%	9,607

	NET ASSETS — 100.0%	$3,303,293

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.4%
	Consumer Discretionary — 19.0%
	Automobiles — 1.8%
450	Harley-Davidson, Inc.	25,341
105	Tesla Motors, Inc. (a)	28,194

		53,535

	Hotels, Restaurants & Leisure — 2.9%
1,683	Hilton Worldwide Holdings, Inc. (a)	46,367
737	Norwegian Cruise Line Holdings Ltd. (a)	41,290

		87,657

	Household Durables — 2.8%
308	Mohawk Industries, Inc. (a)	58,797
721	Toll Brothers, Inc. (a)	27,531

		86,328

	Internet & Catalog Retail — 1.9%
62	Netflix, Inc. (a)	40,796
199	TripAdvisor, Inc. (a)	17,324

		58,120

	Multiline Retail — 2.4%
680	Big Lots, Inc.	30,607
569	Dollar General Corp.	44,203

		74,810

	Specialty Retail — 5.9%
717	GameStop Corp., Class A	30,802
577	GNC Holdings, Inc., Class A	25,683
280	Tractor Supply Co.	25,210
292	Ulta Salon Cosmetics & Fragrance, Inc. (a)	45,130
854	Urban Outfitters, Inc. (a)	29,894
305	Williams-Sonoma, Inc.	25,117

		181,836

	Textiles, Apparel & Luxury Goods — 1.3%
731	Gildan Activewear, Inc., (Canada)	24,304
127	Ralph Lauren Corp.	16,816

		41,120

	Total Consumer Discretionary	583,406

	Consumer Staples — 2.6%
	Beverages — 1.7%
383	Monster Beverage Corp. (a)	51,316

	Food & Staples Retailing — 0.9%
1,067	Sprouts Farmers Market, Inc. (a)	28,774

	Total Consumer Staples	80,090

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy — 2.8%
	Energy Equipment & Services — 0.6%
241	Dril-Quip, Inc. (a)	18,105

	Oil, Gas & Consumable Fuels — 2.2%
366	Concho Resources, Inc. (a)	41,707
511	Range Resources Corp.	25,243

		66,950

	Total Energy	85,055

	Financials — 11.6%
	Banks — 2.2%
584	East West Bancorp, Inc.	26,161
285	Signature Bank (a)	41,692

		67,853

	Capital Markets — 4.5%
233	Affiliated Managers Group, Inc. (a)	50,890
758	Lazard Ltd., (Bermuda), Class A	42,628
1,175	TD Ameritrade Holding Corp.	43,274

		136,792

	Diversified Financial Services — 2.8%
518	McGraw Hill Financial, Inc. (m)	52,033
313	Moody’s Corp.	33,803

		85,836

	Real Estate Management & Development — 2.1%
1,747	CBRE Group, Inc., Class A (a)	64,647

	Total Financials	355,128

	Health Care — 16.5%
	Biotechnology — 2.9%
181	BioMarin Pharmaceutical, Inc. (a)	24,798
77	Intercept Pharmaceuticals, Inc. (a)	18,538
122	Receptos, Inc. (a)	23,129
179	Vertex Pharmaceuticals, Inc. (a)	22,140

		88,605

	Health Care Equipment & Supplies — 1.8%
442	Insulet Corp. (a)	13,695
405	Sirona Dental Systems, Inc. (a)	40,640

		54,335

	Health Care Providers & Services — 6.1%
529	Acadia Healthcare Co., Inc. (a)	41,468
900	Brookdale Senior Living, Inc. (a)	31,223
1,173	Envision Healthcare Holdings, Inc. (a)	46,318
226	Humana, Inc. (m)	43,214
658	Premier, Inc., Class A (a)	25,295

		187,518

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Health Care Technology — 0.9%
230	Inovalon Holdings, Inc., Class A (a)	6,428
779	Veeva Systems, Inc., Class A (a)	21,828

		28,256

	Life Sciences Tools & Services — 1.5%
211	Illumina, Inc. (a)	46,074

	Pharmaceuticals — 3.3%
749	Horizon Pharma plc, (Ireland) (a)	26,010
190	Jazz Pharmaceuticals plc, (Ireland) (a)	33,506
82	Perrigo Co. plc, (Ireland)	15,211
124	Valeant Pharmaceuticals International, Inc. (a)	27,480

		102,207

	Total Health Care	506,995

	Industrials — 15.6%
	Airlines — 1.7%
1,262	Delta Air Lines, Inc.	51,843

	Building Products — 3.1%
499	A.O. Smith Corp.	35,947
650	Fortune Brands Home & Security, Inc.	29,797
270	Lennox International, Inc.	29,065

		94,809

	Commercial Services & Supplies — 1.7%
232	Stericycle, Inc. (a)	31,130
473	Waste Connections, Inc.	22,293

		53,423

	Electrical Equipment — 2.3%
396	Acuity Brands, Inc.	71,272

	Industrial Conglomerates — 1.7%
508	Carlisle Cos., Inc.	50,901

	Machinery — 2.6%
296	Middleby Corp. (The) (a)	33,209
363	Pall Corp.	45,225

		78,434

	Trading Companies & Distributors — 2.5%
1,211	HD Supply Holdings, Inc. (a)	42,592
288	Watsco, Inc.	35,588

		78,180

	Total Industrials	478,862

	Information Technology — 25.0%
	Communications Equipment — 4.0%
360	Arista Networks, Inc. (a)	29,410
1,168	Ciena Corp. (a)	27,661

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
394	Harris Corp. (m)	30,295
194	Palo Alto Networks, Inc. (a)	33,909

		121,275

	Electronic Equipment, Instruments & Components — 2.9%
857	Amphenol Corp., Class A	49,680
427	Fitbit, Inc., Class A (a)	16,332
202	Zebra Technologies Corp., Class A (a)	22,388

		88,400

	Internet Software & Services — 2.5%
200	CoStar Group, Inc. (a)	40,292
441	Dealertrack Technologies, Inc. (a)	27,659
474	Pandora Media, Inc. (a)	7,367

		75,318

	IT Services — 4.1%
194	Alliance Data Systems Corp. (a)	56,724
389	Gartner, Inc. (a)	33,377
1,082	VeriFone Systems, Inc. (a)	36,738

		126,839

	Semiconductors & Semiconductor Equipment — 4.9%
1,750	Applied Materials, Inc.	33,631
221	Avago Technologies Ltd., (Singapore)	29,417
376	Lam Research Corp. (m)	30,579
583	NXP Semiconductors N.V., (Netherlands) (a)	57,251

		150,878

	Software — 6.6%
127	Autodesk, Inc. (a)	6,359
720	Electronic Arts, Inc. (a) (m)	47,867
583	Guidewire Software, Inc. (a)	30,874
539	Mobileye N.V., (Israel) (a)	28,664
194	NetSuite, Inc. (a)	17,781
371	ServiceNow, Inc. (a)	27,554
189	Tableau Software, Inc., Class A (a)	21,746
271	Workday, Inc., Class A (a)	20,725

		201,570

	Total Information Technology	764,280

	Materials — 3.3%
	Chemicals — 2.3%
259	Sherwin-Williams Co. (The)	71,230

	Construction Materials — 1.0%
386	Eagle Materials, Inc.	29,425

	Total Materials	100,655

	Total Common Stocks (Cost $2,166,064)	2,954,471

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.5%
	Investment Company — 4.5%
136,866	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $136,866)	136,866

	Total Investments — 100.9% (Cost $2,302,930)	3,091,337
	Liabilities in Excess of Other Assets — (0.9)%	(28,811)

	NET ASSETS — 100.0%	$3,062,526

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.2%
	Consumer Discretionary — 18.8%
	Distributors — 0.6%
1,143	Genuine Parts Co.	102,338

	Hotels, Restaurants & Leisure — 1.4%
1,274	Marriott International, Inc., Class A	94,738
1,487	Starwood Hotels & Resorts Worldwide, Inc.	120,610

		215,348

	Household Durables — 2.7%
3,377	Jarden Corp. (a)	174,770
1,370	Mohawk Industries, Inc. (a)	261,509

		436,279

	Internet & Catalog Retail — 1.3%
1,946	Expedia, Inc.	212,814

	Media — 3.3%
1,867	CBS Corp. (Non-Voting), Class B	103,624
2,521	DISH Network Corp., Class A (a)	170,693
2,171	Gannett Co., Inc. (a)	30,370
4,342	TEGNA, Inc.	139,235
3,340	Time, Inc.	76,843

		520,765

	Multiline Retail — 2.5%
4,288	Kohl’s Corp.	268,460
1,774	Nordstrom, Inc.	132,185

		400,645

	Specialty Retail — 5.6%
268	AutoZone, Inc. (a)	178,481
2,641	Bed Bath & Beyond, Inc. (a)	182,191
5,053	Best Buy Co., Inc.	164,794
4,933	Gap, Inc. (The)	188,309
1,978	Tiffany & Co.	181,562

		895,337

	Textiles, Apparel & Luxury Goods — 1.4%
1,245	PVH Corp.	143,435
1,067	V.F. Corp.	74,439

		217,874

	Total Consumer Discretionary	3,001,400

	Consumer Staples — 5.7%
	Beverages — 1.6%
1,061	Constellation Brands, Inc., Class A	123,067
1,886	Dr. Pepper Snapple Group, Inc.	137,516

		260,583

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.2%
3,007	Kroger Co. (The)	218,016
15,560	Rite Aid Corp. (a)	129,926

		347,942

	Food Products — 0.8%
1,448	Hershey Co. (The)	128,600

	Household Products — 1.1%
1,262	Energizer Holdings, Inc.	165,979
130	Energizer SpinCo, Inc. (a) (w)	4,410

		170,389

	Total Consumer Staples	907,514

	Energy — 4.0%
	Oil, Gas & Consumable Fuels — 4.0%
3,791	Energen Corp.	258,952
2,596	EQT Corp.	211,159
2,622	PBF Energy, Inc., Class A	74,513
3,820	Southwestern Energy Co. (a)	86,825

	Total Energy	631,449

	Financials — 29.6%
	Banks — 7.1%
4,319	Citizens Financial Group, Inc.	117,962
1,324	City National Corp.	119,647
11,271	Fifth Third Bancorp	234,666
1,965	First Republic Bank	123,872
5,177	Huntington Bancshares, Inc.	58,551
1,674	M&T Bank Corp.	209,128
5,028	SunTrust Banks, Inc.	216,321
1,631	Zions Bancorporation	51,746

		1,131,893

	Capital Markets — 4.6%
1,655	Ameriprise Financial, Inc.	206,757
3,935	Invesco Ltd.	147,534
1,751	Legg Mason, Inc.	90,223
1,450	Northern Trust Corp.	110,892
2,309	T. Rowe Price Group, Inc.	179,514

		734,920

	Consumer Finance — 0.7%
4,995	Ally Financial, Inc. (a)	112,042

	Insurance — 8.8%
214	Alleghany Corp. (a)	100,285
1,449	Chubb Corp. (The)	137,880
4,279	Hartford Financial Services Group, Inc. (The)	177,866
6,215	Loews Corp.	239,342

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
3,701	Marsh & McLennan Cos., Inc.	209,849
4,727	Old Republic International Corp.	73,877
2,582	Progressive Corp. (The)	71,865
4,150	Unum Group	148,360
1,610	W.R. Berkley Corp.	83,627
4,448	XL Group plc, (Ireland)	165,465

		1,408,416

	Real Estate Investment Trusts (REITs) — 8.0%
2,601	American Campus Communities, Inc.	98,045
1,007	AvalonBay Communities, Inc.	161,043
763	Boston Properties, Inc.	92,295
5,251	Brixmor Property Group, Inc.	121,460
5,105	General Growth Properties, Inc.	130,989
6,696	Kimco Realty Corp.	150,919
2,720	Outfront Media, Inc.	68,663
3,520	Rayonier, Inc.	89,937
1,517	Regency Centers Corp.	89,470
1,636	Vornado Realty Trust	155,278
3,727	Weyerhaeuser Co.	117,400

		1,275,499

	Thrifts & Mortgage Finance — 0.4%
6,261	Hudson City Bancorp, Inc.	61,860

	Total Financials	4,724,630

	Health Care — 6.5%
	Health Care Providers & Services — 6.5%
1,747	AmerisourceBergen Corp.	185,726
3,627	Brookdale Senior Living, Inc. (a)	125,859
1,709	Cigna Corp.	276,815
727	Henry Schein, Inc. (a)	103,358
1,353	Humana, Inc.	258,893
639	Universal Health Services, Inc., Class B	90,774

	Total Health Care	1,041,425

	Industrials — 9.4%
	Building Products — 0.7%
2,564	Fortune Brands Home & Security, Inc.	117,472

	Electrical Equipment — 2.8%
2,818	AMETEK, Inc.	154,355
1,705	Hubbell, Inc., Class B	184,580
1,578	Regal Beloit Corp.	114,530

		453,465

	Industrial Conglomerates — 1.2%
1,939	Carlisle Cos., Inc.	194,114

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.5%
2,179	IDEX Corp.	171,205
2,958	Rexnord Corp. (a)	70,715
954	Snap-on, Inc.	151,852

		393,772

	Professional Services — 1.1%
1,782	Equifax, Inc.	173,033

	Trading Companies & Distributors — 1.1%
2,433	MSC Industrial Direct Co., Inc., Class A	169,764

	Total Industrials	1,501,620

	Information Technology — 8.5%
	Communications Equipment — 0.6%
3,270	CommScope Holding Co., Inc. (a)	99,760

	Electronic Equipment, Instruments & Components — 2.5%
2,766	Amphenol Corp., Class A	160,320
4,182	Arrow Electronics, Inc. (a)	233,341

		393,661

	IT Services — 1.5%
3,796	Jack Henry & Associates, Inc.	245,631

	Semiconductors & Semiconductor Equipment — 2.5%
2,489	Analog Devices, Inc.	159,732
1,141	KLA-Tencor Corp.	64,114
4,064	Xilinx, Inc.	179,459

		403,305

	Software — 1.4%
4,377	Synopsys, Inc. (a)	221,698

	Total Information Technology	1,364,055

	Materials — 5.1%
	Chemicals — 2.4%
1,813	Airgas, Inc.	191,794
1,638	Albemarle Corp.	90,554
401	Sherwin-Williams Co. (The)	110,172

		392,520

	Containers & Packaging — 2.7%
1,815	Ball Corp.	127,340
1,963	Rock-Tenn Co., Class A	118,144
3,450	Silgan Holdings, Inc.	182,012

		427,496

	Total Materials	820,016

	Utilities — 8.6%
	Electric Utilities — 2.7%
2,239	Edison International	124,436

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electric Utilities — continued
4,302	Westar Energy, Inc.	147,230
4,756	Xcel Energy, Inc.	153,037

		424,703

	Gas Utilities — 1.7%
1,628	National Fuel Gas Co.	95,845
8,852	Questar Corp.	185,090

		280,935

	Multi-Utilities — 4.2%
10,427	CenterPoint Energy, Inc.	198,421
4,664	CMS Energy Corp.	148,495
1,974	NiSource, Inc.	89,986
1,094	Sempra Energy	108,221
2,698	WEC Energy Group, Inc.	121,333

		666,456

	Total Utilities	1,372,094

	Total Common Stocks (Cost $10,059,772)	15,364,203

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.1%
	Investment Company — 4.1%
648,674	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $648,674)	648,674

	Total Investments — 100.3% (Cost $10,708,446)	16,012,877
	Liabilities in Excess of Other Assets — (0.3)%	(53,804)

	NET ASSETS — 100.0%	$15,959,073

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — 100.7% (j)
Common Stocks — 87.4%
	Consumer Discretionary — 13.3%
	Auto Components — 0.4%
54	Dana Holding Corp.	1,102

	Diversified Consumer Services — 1.2%
63	Apollo Education Group, Inc. (a)	811
78	ServiceMaster Global Holdings, Inc. (a)	2,837

		3,648

	Hotels, Restaurants & Leisure — 2.0%
40	Darden Restaurants, Inc.	2,856
39	Restaurant Brands International, Inc., (Canada)	1,476
14	Vail Resorts, Inc.	1,523

		5,855

	Household Durables — 1.0%
1	NVR, Inc. (a)	737
46	PulteGroup, Inc.	925
36	Toll Brothers, Inc. (a)	1,391

		3,053

	Internet & Catalog Retail — 0.9%
94	Liberty Interactive Corp. QVC Group, Class A (a)	2,613

	Media — 2.1%
16	John Wiley & Sons, Inc., Class A	872
64	Live Nation Entertainment, Inc. (a)	1,764
6	Regal Entertainment Group, Class A	127
379	Sirius XM Holdings, Inc. (a)	1,413
19	Time Warner, Inc.	1,685
8	Time, Inc.	185

		6,046

	Multiline Retail — 2.1%
18	Dillard’s, Inc., Class A	1,881
20	Macy’s, Inc.	1,316
35	Target Corp.	2,855

		6,052

	Specialty Retail — 2.7%
74	Best Buy Co., Inc.	2,405
42	Lowe’s Cos., Inc.	2,844
164	Staples, Inc.	2,505

		7,754

	Textiles, Apparel & Luxury Goods — 0.9%
5	Carter’s, Inc.	547
29	Deckers Outdoor Corp. (a)	2,107

		2,654

	Total Consumer Discretionary	38,777

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 6.9%
	Beverages — 0.9%
39	Molson Coors Brewing Co., Class B	2,730

	Food & Staples Retailing — 1.2%
37	Kroger Co. (The)	2,718
9	Walgreens Boots Alliance, Inc.	766

		3,484

	Food Products — 3.4%
60	Archer-Daniels-Midland Co.	2,880
31	Bunge Ltd.	2,685
30	Ingredion, Inc.	2,368
90	Pilgrim’s Pride Corp.	2,063

		9,996

	Household Products — 0.9%
20	Edgewell Personal Care Co.	2,635

	Personal Products — 0.3%
14	Herbalife Ltd. (a)	753

	Tobacco — 0.2%
7	Reynolds American, Inc.	503

	Total Consumer Staples	20,101

	Energy — 4.2%
	Energy Equipment & Services — 1.2%
39	Cameron International Corp. (a)	2,016
22	Ensco plc, (United Kingdom), Class A	482
51	Superior Energy Services, Inc.	1,080

		3,578

	Oil, Gas & Consumable Fuels — 3.0%
71	Denbury Resources, Inc.	453
24	Devon Energy Corp.	1,417
50	Kosmos Energy Ltd. (a)	423
21	Marathon Oil Corp.	546
20	Newfield Exploration Co. (a)	715
82	Oasis Petroleum, Inc. (a)	1,297
8	Tesoro Corp.	714
26	Valero Energy Corp.	1,612
21	World Fuel Services Corp.	987
39	WPX Energy, Inc. (a)	477

		8,641

	Total Energy	12,219

	Financials — 4.2%
	Banks — 0.6%
46	KeyCorp	698

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Banks — continued
35	Popular, Inc., (Puerto Rico) (a)	1,000

		1,698

	Capital Markets — 0.9%
74	E*TRADE Financial Corp. (a)	2,218
23	NorthStar Asset Management Group, Inc.	426

		2,644

	Consumer Finance — 0.2%
10	Springleaf Holdings, Inc. (a)	457

	Insurance — 0.8%
13	Aspen Insurance Holdings Ltd., (Bermuda)	613
3	Everest Re Group Ltd., (Bermuda)	456
15	Prudential Financial, Inc.	1,326

		2,395

	Real Estate Investment Trusts (REITs) — 1.3%
153	NorthStar Realty Finance Corp.	2,425
50	RLJ Lodging Trust	1,503

		3,928

	Thrifts & Mortgage Finance — 0.4%
92	MGIC Investment Corp. (a)	1,051

	Total Financials	12,173

	Health Care — 11.4%
	Biotechnology — 2.6%
10	Amgen, Inc.	1,478
21	Gilead Sciences, Inc.	2,511
7	United Therapeutics Corp. (a)	1,141
19	Vertex Pharmaceuticals, Inc. (a)	2,394

		7,524

	Health Care Equipment & Supplies — 2.0%
22	Alere, Inc. (a)	1,170
70	Hologic, Inc. (a)	2,662
21	Stryker Corp.	1,966

		5,798

	Health Care Providers & Services — 5.8%
19	Aetna, Inc.	2,390
17	Anthem, Inc.	2,827
32	Cardinal Health, Inc.	2,675
30	Express Scripts Holding Co. (a)	2,635
42	Health Net, Inc. (a)	2,669
7	LifePoint Health, Inc. (a)	650
8	Molina Healthcare, Inc. (a)	594
27	Omnicare, Inc.	2,559

		16,999

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — 1.0%
84	Pfizer, Inc.	2,832

	Total Health Care	33,153

	Industrials — 15.2%
	Aerospace & Defense — 3.1%
35	Curtiss-Wright Corp.	2,524
12	General Dynamics Corp.	1,651
12	Huntington Ingalls Industries, Inc.	1,312
8	Northrop Grumman Corp.	1,255
39	Spirit AeroSystems Holdings, Inc., Class A (a)	2,135

		8,877

	Air Freight & Logistics — 1.0%
31	Expeditors International of Washington, Inc.	1,429
9	FedEx Corp.	1,483

		2,912

	Airlines — 1.3%
27	Delta Air Lines, Inc.	1,115
60	Southwest Airlines Co.	1,988
12	United Continental Holdings, Inc. (a)	619

		3,722

	Commercial Services & Supplies — 1.6%
8	Cintas Corp.	698
30	KAR Auction Services, Inc.	1,104
121	Pitney Bowes, Inc.	2,512
22	R.R. Donnelley & Sons Co.	378

		4,692

	Construction & Engineering — 1.2%
79	AECOM (a)	2,616
50	KBR, Inc.	966

		3,582

	Electrical Equipment — 0.6%
54	Babcock & Wilcox Co. (The) (a)	1,755

	Machinery — 5.1%
85	Allison Transmission Holdings, Inc.	2,496
43	Crane Co.	2,517
36	IDEX Corp.	2,813
30	Illinois Tool Works, Inc.	2,784
10	Parker-Hannifin Corp.	1,198
13	SPX Corp.	959
93	Terex Corp.	2,160

		14,927

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Professional Services — 0.9%
22	Dun & Bradstreet Corp. (The)	2,663

	Road & Rail — 0.4%
16	Landstar System, Inc.	1,056

	Total Industrials	44,186

	Information Technology — 23.5%
	Communications Equipment — 1.5%
11	ARRIS Group, Inc. (a)	347
229	Brocade Communications Systems, Inc.	2,724
103	Polycom, Inc. (a)	1,175

		4,246

	Electronic Equipment, Instruments & Components — 0.3%
76	Vishay Intertechnology, Inc.	888

	Internet Software & Services — 1.9%
48	eBay, Inc. (a)	2,866
40	VeriSign, Inc. (a)	2,481

		5,347

	IT Services — 6.7%
49	Amdocs Ltd.	2,670
50	Broadridge Financial Solutions, Inc.	2,505
38	Computer Sciences Corp.	2,473
68	CoreLogic, Inc. (a)	2,707
16	International Business Machines Corp.	2,521
67	Leidos Holdings, Inc.	2,696
40	Teradata Corp. (a)	1,481
124	Western Union Co. (The)	2,525

		19,578

	Semiconductors & Semiconductor Equipment — 2.5%
55	Broadcom Corp., Class A	2,833
5	Lam Research Corp.	438
77	NVIDIA Corp.	1,551
124	Teradyne, Inc.	2,399

		7,221

	Software — 6.3%
17	Aspen Technology, Inc. (a)	764
13	CA, Inc.	379
21	Citrix Systems, Inc. (a)	1,445
43	Electronic Arts, Inc. (a)	2,855
16	Fortinet, Inc. (a)	657
28	Intuit, Inc.	2,864
170	Nuance Communications, Inc. (a)	2,973
60	PTC, Inc. (a)	2,472
69	Rovi Corp. (a)	1,108

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — continued
23	SolarWinds, Inc. (a)	1,066
75	Symantec Corp.	1,754

		18,337

	Technology Hardware, Storage & Peripherals — 4.3%
23	Apple, Inc.	2,941
83	Hewlett-Packard Co.	2,484
63	Lexmark International, Inc., Class A	2,795
73	NetApp, Inc.	2,291
26	Western Digital Corp.	2,011

		12,522

	Total Information Technology	68,139

	Materials — 4.0%
	Chemicals — 1.1%
9	LyondellBasell Industries N.V., Class A	901
38	Mosaic Co. (The)	1,770
8	Scotts Miracle-Gro Co. (The), Class A	485

		3,156

	Containers & Packaging — 1.3%
55	Sealed Air Corp.	2,823
19	Silgan Holdings, Inc.	1,023

		3,846

	Metals & Mining — 0.6%
33	Steel Dynamics, Inc.	693
44	United States Steel Corp.	913

		1,606

	Paper & Forest Products — 1.0%
64	Domtar Corp., (Canada)	2,664
7	International Paper Co.	312

		2,976

	Total Materials	11,584

	Telecommunication Services — 1.8%
	Diversified Telecommunication Services — 1.8%
42	AT&T, Inc.	1,496
75	CenturyLink, Inc.	2,217
291	Frontier Communications Corp.	1,441

	Total Telecommunication Services	5,154

	Utilities — 2.9%
	Electric Utilities — 0.9%
36	Entergy Corp.	2,554

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Long Positions — continued
Common Stocks — continued
	Gas Utilities — 0.8%
73	UGI Corp.	2,512

	Independent Power & Renewable Electricity Producers — 0.7%
148	AES Corp.	1,959

	Multi-Utilities — 0.5%
37	Public Service Enterprise Group, Inc.	1,448

	Total Utilities	8,473

	Total Common Stocks (Cost $215,226)	253,959

Short-Term Investment — 13.3%
	Investment Company — 13.3%
38,662	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $38,662)	38,662

	Total Investments — 100.7% (Cost $253,888)	292,621
	Liabilities in Excess of Other Assets — (0.7)% (c)	(1,941)

	NET ASSETS — 100.0%	$290,680

Short Positions — 86.9%
Common Stocks — 86.9%
	Consumer Discretionary — 13.1%
	Automobiles — 0.2%
2	Tesla Motors, Inc. (a)	584

	Distributors — 0.9%
91	LKQ Corp. (a)	2,760

	Hotels, Restaurants & Leisure — 2.9%
61	Aramark	1,885
6	McDonald’s Corp.	529
12	Panera Bread Co., Class A (a)	2,036
28	Starbucks Corp.	1,524
24	Wynn Resorts Ltd.	2,378

		8,352

	Household Durables — 0.8%
12	Mohawk Industries, Inc. (a)	2,348

	Internet & Catalog Retail — 1.0%
3	Amazon.com, Inc. (a)	1,400
1	Netflix, Inc. (a)	657
5	TripAdvisor, Inc. (a)	431
29	zulily, Inc., Class A (a)	377

		2,865

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — 2.0%
6	AMC Entertainment Holdings, Inc., Class A	174
5	Charter Communications, Inc., Class A (a)	788
87	DreamWorks Animation SKG, Inc., Class A (a)	2,290
32	Madison Square Garden Co. (The), Class A (a)	2,707

		5,959

	Specialty Retail — 4.3%
40	Ascena Retail Group, Inc. (a)	670
51	Cabela’s, Inc. (a)	2,531
38	CarMax, Inc. (a)	2,488
20	Restoration Hardware Holdings, Inc. (a)	1,960
21	Signet Jewelers Ltd., (Bermuda)	2,631
24	Tractor Supply Co.	2,198

		12,478

	Textiles, Apparel & Luxury Goods — 1.0%
86	Kate Spade & Co. (a)	1,855
11	Under Armour, Inc., Class A (a)	936

		2,791

	Total Consumer Discretionary	38,137

	Consumer Staples — 7.9%
	Beverages — 1.9%
9	Boston Beer Co., Inc. (The), Class A (a)	2,030
34	Brown-Forman Corp., Class B	3,387

		5,417

	Food & Staples Retailing — 1.1%
27	Sprouts Farmers Market, Inc. (a)	740
40	United Natural Foods, Inc. (a)	2,526

		3,266

	Food Products — 3.5%
93	Darling Ingredients, Inc. (a)	1,360
45	Hain Celestial Group, Inc. (The) (a)	2,982
19	Hershey Co. (The)	1,652
38	McCormick & Co., Inc. (Non-Voting)	3,106
23	WhiteWave Foods Co. (The) (a)	1,113

		10,213

	Household Products — 0.3%
11	Procter & Gamble Co. (The)	887

	Personal Products — 1.1%
36	Estee Lauder Cos., Inc. (The), Class A	3,110

	Total Consumer Staples	22,893

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Energy — 4.4%
	Energy Equipment & Services — 1.0%
273	McDermott International, Inc. (a)	1,457
30	Patterson-UTI Energy, Inc.	568
41	RPC, Inc.	561
34	Seadrill Ltd., (Bermuda)	350

		2,936

	Oil, Gas & Consumable Fuels — 3.4%
33	Cabot Oil & Gas Corp.	1,055
7	Chevron Corp.	649
7	Concho Resources, Inc. (a)	757
75	CONSOL Energy, Inc.	1,633
23	Golar LNG Ltd., (Bermuda)	1,084
14	Kinder Morgan, Inc.	530
51	Rice Energy, Inc. (a)	1,065
49	SM Energy Co.	2,264
8	Whiting Petroleum Corp. (a)	267
11	Williams Cos., Inc. (The)	641

		9,945

	Total Energy	12,881

	Financials — 5.0%
	Banks — 0.6%
110	People’s United Financial, Inc.	1,781

	Capital Markets — 1.3%
48	Artisan Partners Asset Management, Inc., Class A	2,213
18	T. Rowe Price Group, Inc.	1,411

		3,624

	Insurance — 1.2%
4	Markel Corp. (a)	2,822
124	MBIA, Inc. (a)	747

		3,569

	Real Estate Investment Trusts (REITs) — 1.6%
57	Plum Creek Timber Co., Inc.	2,299
97	Rayonier, Inc.	2,483

		4,782

	Real Estate Management & Development — 0.2%
14	Realogy Holdings Corp. (a)	665

	Thrifts & Mortgage Finance — 0.1%
22	Ocwen Financial Corp. (a)	229

	Total Financials	14,650

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care — 10.4%
	Biotechnology — 1.2%
5	Alnylam Pharmaceuticals, Inc. (a)	644
36	Cepheid, Inc. (a)	2,186
1	Regeneron Pharmaceuticals, Inc. (a)	676

		3,506

	Health Care Equipment & Supplies — 1.0%
16	Cooper Cos., Inc. (The)	2,847

	Health Care Providers & Services — 4.1%
36	Acadia Healthcare Co., Inc. (a)	2,816
66	Envision Healthcare Holdings, Inc. (a)	2,609
5	Henry Schein, Inc. (a)	639
44	Team Health Holdings, Inc. (a)	2,901
50	Tenet Healthcare Corp. (a)	2,880

		11,845

	Health Care Technology — 0.5%
35	Allscripts Healthcare Solutions, Inc. (a)	480
10	athenahealth, Inc. (a)	1,115

		1,595

	Life Sciences Tools & Services — 0.6%
18	Bio-Techne Corp.	1,728

	Pharmaceuticals — 3.0%
58	Akorn, Inc. (a)	2,547
25	Eli Lilly & Co.	2,100
21	Pacira Pharmaceuticals, Inc. (a)	1,457
57	Zoetis, Inc.	2,744

		8,848

	Total Health Care	30,369

	Industrials — 17.3%
	Aerospace & Defense — 2.5%
45	B/E Aerospace, Inc.	2,450
55	Hexcel Corp.	2,753
11	Precision Castparts Corp.	2,116

		7,319

	Airlines — 0.6%
9	Copa Holdings S.A., (Panama), Class A	704
16	Spirit Airlines, Inc. (a)	988

		1,692

	Building Products — 2.0%
51	Armstrong World Industries, Inc. (a)	2,705
43	Fortune Brands Home & Security, Inc.	1,952
27	Owens Corning	1,130

		5,787

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Commercial Services & Supplies — 2.5%
48	Republic Services, Inc.	1,875
21	Stericycle, Inc. (a)	2,752
58	Waste Connections, Inc.	2,726

		7,353

	Construction & Engineering — 0.9%
89	Quanta Services, Inc. (a)	2,554

	Electrical Equipment — 0.3%
15	SolarCity Corp. (a)	803

	Machinery — 2.5%
42	CLARCOR, Inc.	2,609
15	Colfax Corp. (a)	682
69	Donaldson Co., Inc.	2,482
39	Oshkosh Corp.	1,632

		7,405

	Marine — 0.2%
8	Kirby Corp. (a)	596

	Professional Services — 0.6%
22	Verisk Analytics, Inc., Class A (a)	1,633

	Road & Rail — 2.6%
12	Genesee & Wyoming, Inc., Class A (a)	942
54	Hertz Global Holdings, Inc. (a)	984
30	J.B. Hunt Transport Services, Inc.	2,487
20	Kansas City Southern	1,794
15	Ryder System, Inc.	1,319

		7,526

	Trading Companies & Distributors — 2.6%
60	Fastenal Co.	2,548
36	MSC Industrial Direct Co., Inc., Class A	2,517
11	W.W. Grainger, Inc.	2,568

		7,633

	Total Industrials	50,301

	Information Technology — 20.7%
	Communications Equipment — 0.9%
43	ViaSat, Inc. (a)	2,614

	Electronic Equipment, Instruments & Components — 4.1%
29	Amphenol Corp., Class A	1,706
34	FEI Co.	2,805
106	Ingram Micro, Inc., Class A (a)	2,646
99	Knowles Corp. (a)	1,794
94	Trimble Navigation Ltd. (a)	2,211
8	Zebra Technologies Corp., Class A (a)	858

		12,020

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 4.9%
11	Akamai Technologies, Inc. (a)	768
13	CoStar Group, Inc. (a)	2,556
7	Facebook, Inc., Class A (a)	566
9	LinkedIn Corp., Class A (a)	1,762
152	Pandora Media, Inc. (a)	2,355
49	Twitter, Inc. (a)	1,771
44	Yelp, Inc. (a)	1,907
28	Zillow Group, Inc., Class A (a)	2,420

		14,105

	IT Services — 4.3%
30	Fidelity National Information Services, Inc.	1,832
17	FleetCor Technologies, Inc. (a)	2,637
38	IGATE Corp. (a)	1,829
41	Jack Henry & Associates, Inc.	2,632
54	Paychex, Inc.	2,523
9	WEX, Inc. (a)	1,006

		12,459

	Semiconductors & Semiconductor Equipment — 2.0%
21	Analog Devices, Inc.	1,349
5	Avago Technologies Ltd., (Singapore)	628
30	Cavium, Inc. (a)	2,063
14	Cree, Inc. (a)	352
43	Cypress Semiconductor Corp. (a)	511
25	SunEdison, Inc. (a)	738

		5,641

	Software — 4.1%
24	Autodesk, Inc. (a)	1,197
44	CommVault Systems, Inc. (a)	1,854
18	FireEye, Inc. (a)	881
28	NetSuite, Inc. (a)	2,536
9	ServiceNow, Inc. (a)	650
51	Solera Holdings, Inc.	2,283
16	Ultimate Software Group, Inc. (The) (a)	2,584

		11,985

	Technology Hardware, Storage & Peripherals — 0.4%
36	Stratasys Ltd. (a)	1,255

	Total Information Technology	60,079

	Materials — 3.6%
	Chemicals — 2.6%
17	Air Products & Chemicals, Inc.	2,317
49	FMC Corp.	2,572
22	Praxair, Inc.	2,630

		7,519

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Positions — continued
Common Stocks — continued
	Metals & Mining — 1.0%
42	Carpenter Technology Corp.	1,617
24	Freeport-McMoRan, Inc.	450
30	Southern Copper Corp., (Mexico)	878

		2,945

	Total Materials	10,464

	Telecommunication Services — 1.7%
	Wireless Telecommunication Services — 1.7%
355	Sprint Corp. (a)	1,618
79	Telephone & Data Systems, Inc.	2,322
24	United States Cellular Corp. (a)	915

	Total Telecommunication Services	4,855

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 2.8%
	Electric Utilities — 0.6%
41	Southern Co. (The)	1,700

	Multi-Utilities — 2.2%
44	Dominion Resources, Inc.	2,910
36	MDU Resources Group, Inc.	703
59	NiSource, Inc.	2,707

		6,320

	Total Utilities	8,020

	Total Securities Sold Short (Proceeds $253,357)	$252,649

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(7)	E-mini S&P 500	09/18/15	USD	$(719)	$11
(9)	S&P Mid Cap 400	09/18/15	USD	(1,348)	25

					$36

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 90.6%
	Consumer Discretionary — 14.7%
	Distributors — 0.8%
998	Genuine Parts Co.	89,351

	Hotels, Restaurants & Leisure — 0.7%
1,709	ClubCorp Holdings, Inc.	40,805
1,860	La Quinta Holdings, Inc. (a)	42,505

		83,310

	Internet & Catalog Retail — 1.0%
999	Expedia, Inc.	109,252

	Media — 5.0%
857	CBS Corp. (Non-Voting), Class B	47,563
400	Charter Communications, Inc., Class A (a)	68,500
3,531	Clear Channel Outdoor Holdings, Inc., Class A	35,765
1,976	DISH Network Corp., Class A (a)	133,803
1,566	Entercom Communications Corp., Class A (a)	17,887
455	Gannett Co., Inc. (a)	6,361
2,168	Media General, Inc. (a)	35,819
567	Omnicom Group, Inc.	39,422
909	TEGNA, Inc.	29,166
714	Time Warner, Inc.	62,393
2,107	Time, Inc.	48,489
1,155	Twenty-First Century Fox, Inc., Class B	37,217

		562,385

	Multiline Retail — 1.4%
2,621	Kohl’s Corp.	164,069

	Specialty Retail — 5.1%
141	AutoZone, Inc. (a)	93,980
1,727	Bed Bath & Beyond, Inc. (a)	119,142
3,540	Best Buy Co., Inc.	115,424
2,501	Gap, Inc. (The)	95,467
749	Home Depot, Inc. (The)	83,193
714	Tiffany & Co.	65,508

		572,714

	Textiles, Apparel & Luxury Goods — 0.7%
2,274	Hanesbrands, Inc.	75,770

	Total Consumer Discretionary	1,656,851

	Consumer Staples — 4.7%
	Beverages — 0.7%
1,055	Dr. Pepper Snapple Group, Inc.	76,878

	Food & Staples Retailing — 1.5%
888	CVS Health Corp.	93,155
1,055	Kroger Co. (The)	76,505

		169,660

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.3%
1,477	Post Holdings, Inc. (a)	79,634
849	TreeHouse Foods, Inc. (a)	68,809

		148,443

	Household Products — 1.2%
387	Energizer SpinCo, Inc. (a) (w)	13,164
1,614	Procter & Gamble Co. (The)	126,303

		139,467

	Total Consumer Staples	534,448

	Energy — 7.1%
	Oil, Gas & Consumable Fuels — 7.1%
3,153	CONSOL Energy, Inc.	68,553
1,356	Devon Energy Corp.	80,674
3,018	Exxon Mobil Corp.	251,073
1,056	HollyFrontier Corp.	45,099
1,002	Kinder Morgan, Inc.	38,474
1,072	Marathon Petroleum Corp.	56,097
2,311	PBF Energy, Inc., Class A	65,672
1,423	Phillips 66	114,637
3,812	Southwestern Energy Co. (a)	86,656

	Total Energy	806,935

	Financials — 32.7%
	Banks — 13.0%
12,072	Bank of America Corp.	205,460
2,427	Citigroup, Inc.	134,042
2,649	Citizens Financial Group, Inc.	72,330
3,959	Fifth Third Bancorp	82,419
1,107	First Republic Bank	69,798
429	M&T Bank Corp.	53,576
1,179	National Bank Holdings Corp., Class A	24,555
1,514	PNC Financial Services Group, Inc. (The)	144,824
2,850	SunTrust Banks, Inc.	122,594
2,958	U.S. Bancorp	128,382
7,603	Wells Fargo & Co.	427,565

		1,465,545

	Capital Markets — 2.9%
481	Ameriprise Financial, Inc.	60,116
1,756	Legg Mason, Inc.	90,461
774	Northern Trust Corp.	59,197
1,517	T. Rowe Price Group, Inc.	117,919

		327,693

	Consumer Finance — 2.8%
4,235	Ally Financial, Inc. (a)	94,982

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Consumer Finance — continued
2,534	Capital One Financial Corp.	222,872

		317,854

	Insurance — 9.4%
90	Alleghany Corp. (a)	42,350
1,257	Allied World Assurance Co. Holdings AG, (Switzerland)	54,319
2,936	American International Group, Inc.	181,516
3,215	CNO Financial Group, Inc.	58,999
2,756	Hartford Financial Services Group, Inc. (The)	114,563
4,745	Loews Corp.	182,742
930	Marsh & McLennan Cos., Inc.	52,714
2,535	Old Republic International Corp.	39,624
1,283	Prudential Financial, Inc.	112,279
1,088	Travelers Cos., Inc. (The)	105,166
2,516	Unum Group	89,961
518	W.R. Berkley Corp.	26,921

		1,061,154

	Real Estate Investment Trusts (REITs) — 3.7%
2,818	American Homes 4 Rent, Class A	45,206
2,067	American Residential Properties, Inc. (a)	38,248
3,387	Brixmor Property Group, Inc.	78,344
728	EastGroup Properties, Inc.	40,952
2,448	Excel Trust, Inc.	38,600
2,349	Kimco Realty Corp.	52,937
2,643	Rayonier, Inc.	67,529
2,018	Weyerhaeuser Co.	63,561

		425,377

	Real Estate Management & Development — 0.6%
1,890	Brookfield Asset Management, Inc., (Canada), Class A	66,018

	Thrifts & Mortgage Finance — 0.3%
3,518	Hudson City Bancorp, Inc.	34,759

	Total Financials	3,698,400

	Health Care — 8.8%
	Health Care Providers & Services — 3.2%
920	Aetna, Inc.	117,225
946	HCA Holdings, Inc. (a)	85,830
480	National HealthCare Corp.	31,167
1,046	UnitedHealth Group, Inc.	127,661

		361,883

	Pharmaceuticals — 5.6%
1,900	Johnson & Johnson	185,203
2,846	Merck & Co., Inc.	162,040
7,068	Pfizer, Inc.	236,980

SHARES	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — continued
211	Valeant Pharmaceuticals International, Inc. (a)	46,918

		631,141

	Total Health Care	993,024

	Industrials — 7.4%
	Aerospace & Defense — 1.9%
946	Honeywell International, Inc.	96,433
1,024	United Technologies Corp.	113,570

		210,003

	Airlines — 1.1%
3,111	Delta Air Lines, Inc.	127,816

	Industrial Conglomerates — 1.0%
1,101	Carlisle Cos., Inc.	110,245

	Machinery — 1.9%
1,655	Dover Corp.	116,169
1,045	Illinois Tool Works, Inc.	95,893

		212,062

	Marine — 0.3%
436	Kirby Corp. (a)	33,401

	Professional Services — 0.3%
402	Equifax, Inc.	39,049

	Trading Companies & Distributors — 0.9%
419	W.W. Grainger, Inc.	99,204

	Total Industrials	831,780

	Information Technology — 4.6%
	Communications Equipment — 1.6%
4,073	Cisco Systems, Inc.	111,842
1,039	QUALCOMM, Inc.	65,101

		176,943

	Electronic Equipment, Instruments & Components — 0.7%
1,543	Arrow Electronics, Inc. (a)	86,093

	Semiconductors & Semiconductor Equipment — 1.4%
586	Analog Devices, Inc.	37,632
577	KLA-Tencor Corp.	32,416
1,799	Texas Instruments, Inc.	92,682

		162,730

	Software — 0.5%
1,206	Microsoft Corp.	53,262

	Technology Hardware, Storage & Peripherals — 0.4%
1,382	Hewlett-Packard Co.	41,482

	Total Information Technology	520,510

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 3.7%
	Chemicals — 0.8%
1,819	Mosaic Co. (The)	85,239

	Construction Materials — 0.9%
743	Martin Marietta Materials, Inc.	105,094

	Containers & Packaging — 1.6%
1,178	Ball Corp.	82,616
1,550	Rock-Tenn Co., Class A	93,304

		175,920

	Paper & Forest Products — 0.4%
2,047	KapStone Paper & Packaging Corp.	47,331

	Total Materials	413,584

	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 0.9%
2,331	Verizon Communications, Inc.	108,653

	Wireless Telecommunication Services — 0.6%
1,645	T-Mobile US, Inc. (a)	63,765

	Total Telecommunication Services	172,418

	Utilities — 5.4%
	Electric Utilities — 4.7%
1,611	American Electric Power Co., Inc.	85,335
1,470	Duke Energy Corp.	103,790

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — continued
1,400	Edison International	77,836
1,418	Eversource Energy	64,396
1,030	NextEra Energy, Inc.	100,951
2,917	Xcel Energy, Inc.	93,869

		526,177

	Multi-Utilities — 0.7%
861	Sempra Energy	85,148

	Total Utilities	611,325

	Total Common Stocks (Cost $8,587,866)	10,239,275

Short-Term Investment — 9.1%
	Investment Company — 9.1%
1,024,973	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost$1,024,973)	1,024,973

	Total Investments — 99.7% (Cost $9,612,839)	11,264,248
	Other Assets in Excess of Liabilities — 0.3%	30,259

	NET ASSETS — 100.0%	$11,294,507

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(j)	— All or a portion of these securities are segregated for short sales.

The following approximates the aggregate amount of securities segregated for short sales (amounts in thousands):

Fund	Value
Multi-Cap Market Neutral Fund	$48,829

(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(w)	— When-issued security.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$5,043,662	$3,191,357		$2,954,471
Investments in affiliates, at value	205,478	102,329		136,866

Total investment securities, at value	5,249,140	3,293,686		3,091,337
Cash	—	—	(a)	4
Receivables:
Investment securities sold	71,347	93,935		169,777
Fund shares sold	20,869	3,958		6,169
Dividends from non-affiliates	1,363	2,171		533
Dividends from affiliates	10	7		9

Total Assets	5,342,729	3,393,757		3,267,829

LIABILITIES:
Payables:
Investment securities purchased	146,569	85,264		199,313
Fund shares redeemed	3,176	2,355		3,107
Accrued liabilities:
Investment advisory fees	2,741	1,757		1,579
Administration fees	348	215		185
Distribution fees	428	64		253
Shareholder servicing fees	539	104		313
Custodian and accounting fees	49	34		33
Trustees’ and Chief Compliance Officer’s fees	2	2		2
Other	597	669		518

Total Liabilities	154,449	90,464		205,303

Net Assets	$5,188,280	$3,303,293		$3,062,526

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$3,628,313	$2,355,380	$2,158,462
Accumulated undistributed (distributions in excess of) net investment income	(10,303)	(25)	(7,971)
Accumulated net realized gains (losses)	139,535	115,681	123,628
Net unrealized appreciation (depreciation)	1,430,735	832,257	788,407

Total Net Assets	$5,188,280	$3,303,293	$3,062,526

Net Assets:
Class A	$1,174,260	$232,320	$984,262
Class C	321,500	25,597	75,494
Class R2	—	823	9,868
Class R5	58,686	1,636	164,713
Class R6	2,414,333	1,268,988	265,905
Select Class	1,219,501	1,773,929	1,562,284

Total	$5,188,280	$3,303,293	$3,062,526

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	74,582	4,931	35,519
Class C	22,608	555	3,292
Class R2	—	17	329
Class R5	3,612	34	5,269
Class R6	148,353	26,721	8,487
Select Class	75,917	37,366	50,291

Net Asset Value (a):
Class A — Redemption price per share	$15.74	$47.12	$27.71
Class C — Offering price per share (b)	14.22	46.16	22.93
Class R2 — Offering and redemption price per share	—	46.98	29.96
Class R5 — Offering and redemption price per share	16.25	47.49	31.26
Class R6 — Offering and redemption price per share	16.27	47.49	31.33
Select Class — Offering and redemption price per share	16.06	47.47	31.06
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.61	$49.73	$29.25

Cost of investments in non-affiliates	$3,612,927	$2,359,100	$2,166,064
Cost of investments in affiliates	205,478	102,329	136,866

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$15,364,203	$253,959	$10,239,275
Investments in affiliates, at value	648,674	38,662	1,024,973

Total investment securities, at value	16,012,877	292,621	11,264,248
Cash	—	262	23
Deposits at broker for futures contracts	—	271	—
Deposits at broker for securities sold short	—	251,620	—
Receivables:
Investment securities sold	—	1,891	14,395
Fund shares sold	13,514	101	33,033
Dividends from non-affiliates	18,427	272	10,480
Dividends from affiliates	33	2	50

Total Assets	16,044,851	547,040	11,322,229

LIABILITIES:
Payables:
Securities sold short, at value	—	252,649	—
Dividend expense to non-affiliates on securities sold short	—	83	—
Investment securities purchased	42,295	3,216	12,810
Interest expense to non-affiliates on securities sold short	—	45	—
Fund shares redeemed	28,133	24	5,273
Variation margin on futures contracts	—	3	—
Accrued liabilities:
Investment advisory fees	8,394	209	5,529
Administration fees	1,098	—	615
Distribution fees	959	6	938
Shareholder servicing fees	1,163	61	965
Custodian and accounting fees	196	10	105
Trustees’ and Chief Compliance Officer’s fees	6	1	5
Other	3,534	53	1,482

Total Liabilities	85,778	256,360	27,722

Net Assets	$15,959,073	$290,680	$11,294,507

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$9,943,186	$310,114	$9,512,394
Accumulated undistributed (distributions in excess of) net investment income	41,285	(889)	39,348
Accumulated net realized gains (losses)	670,171	(58,022)	91,356
Net unrealized appreciation (depreciation)	5,304,431	39,477	1,651,409

Total Net Assets	$15,959,073	$290,680	$11,294,507

Net Assets:
Class A	$2,623,772	$6,273	$2,440,061
Class C	595,385	6,760	701,023
Class R2	71,697	—	—
Institutional Class	10,320,516	—	5,058,172
Select Class	2,347,703	277,647	3,095,251

Total	$15,959,073	$290,680	$11,294,507

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	70,949	636	81,765
Class C	16,635	726	23,584
Class R2	2,006	—	—
Institutional Class	273,330	—	168,290
Select Class	62,834	27,565	103,205

Net Asset Value (a):
Class A — Redemption price per share	$36.98	$9.87	$29.84
Class C — Offering price per share (b)	35.79	9.31	29.72
Class R2 — Offering and redemption price per share	35.73	—	—
Institutional Class — Offering and redemption price per share	37.76	—	30.06
Select Class — Offering and redemption price per share	37.36	10.07	29.99
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$39.03	$10.42	$31.49

Cost of investments in non-affiliates	$10,059,772	$215,226	$8,587,866
Cost of investments in affiliates	648,674	38,662	1,024,973
Proceeds from securities sold short	—	253,357	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Growth Advantage Fund	Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$25,211	$36,215		$13,432
Dividend income from affiliates	46	38		49

Total investment income	25,257	36,253		13,481

EXPENSES:
Investment advisory fees	27,504	19,842		15,943
Administration fees	3,479	2,510		2,017
Distribution fees:
Class A	2,229	473		2,117
Class B (a)	17	—		30
Class C	1,559	169		416
Class R2	—	4		24
Shareholder servicing fees:
Class A	2,229	473		2,117
Class B (a)	5	—		10
Class C	520	56		139
Class R2	—	2		12
Class R5	180	—	(b)	30
Select Class	2,697	4,464		3,357
Custodian and accounting fees	134	89		87
Interest expense to affiliates	— (b)	—		—
Professional fees	83	71		72
Trustees’ and Chief Compliance Officer’s fees	39	28		23
Printing and mailing costs	252	376		238
Registration and filing fees	429	231		138
Transfer agent fees	2,202	3,279		2,456
Other	224	290		35

Total expenses	43,782	32,357		29,261

Less fees waived	(1,331)	(5,513)		(3,798)
Less earnings credits	—	—	(b)	—
Less expense reimbursements	—	(293)		(12)

Net expenses	42,451	26,551		25,451

Net investment income (loss)	(17,194)	9,702		(11,970)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	172,792	165,578		173,141
Change in net unrealized appreciation/depreciation of investments in non-affiliates	461,167	134,637		150,704

Net realized/unrealized gains (losses)	633,959	300,215		323,845

Change in net assets resulting from operations	$616,765	$309,917		$311,875

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$282,182	$5,549	$181,881
Dividend income from affiliates	196	19	287

Total investment income	282,378	5,568	182,168

EXPENSES:
Investment advisory fees	103,514	4,516	62,972
Administration fees	13,098	297	7,966
Distribution fees:
Class A	6,927	19	5,282
Class B (a)	63	1	—
Class C	4,545	58	4,144
Class R2	366	—	—
Shareholder servicing fees:
Class A	6,927	19	5,282
Class B (a)	21	— (b)	—
Class C	1,515	19	1,381
Class R2	183	—	—
Institutional Class	9,720	—	4,174
Select Class	6,867	865	7,123
Custodian and accounting fees	443	36	279
Interest expense to affiliates	—	— (b)	—
Professional fees	226	55	128
Trustees’ and Chief Compliance Officer’s fees	153	4	87
Printing and mailing costs	934	6	596
Registration and filing fees	581	49	924
Transfer agent fees	15,294	52	6,758
Other	809	10	408
Dividend expense to non-affiliates on securities sold short	—	3,734	—
Interest expense to non-affiliates on securities sold short	—	612	—

Total expenses	172,186	10,352	107,504

Less fees waived	(24,286)	(1,484)	(12,627)
Less earnings credits	— (b)	—	—
Less expense reimbursements	(2,625)	— (b)	(436)

Net expenses	145,275	8,868	94,441

Net investment income (loss)	137,103	(3,300)	87,727

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	1,096,684	55,400	148,940
Futures	—	522	—
Securities sold short	—	(52,926)	—
Foreign currency transactions	—	2	—

Net realized gain (loss)	1,096,684	2,998	148,940

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(12,168)	(34,391)	322,296
Futures	—	57	—
Securities sold short	—	35,440	—

Change in net unrealized appreciation/depreciation	(12,168)	1,106	322,296

Net realized/unrealized gains (losses)	1,084,516	4,104	471,236

Change in net assets resulting from operations	$1,221,619	$804	$558,963

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(17,194)	$(7,964)	$9,702	$4,036
Net realized gain (loss)	172,792	223,546	165,578	135,142
Distributions of capital gains received from investment company affiliates	—	3	—	1
Change in net unrealized appreciation/depreciation	461,167	492,238	134,637	222,527

Change in net assets resulting from operations	616,765	707,823	309,917	361,706

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(81)	(29)
From net realized gains	(32,469)	(21,773)	(8,089)	(4,217)
Class B (a)
From net realized gains	(98)	(123)	—	—
Class C
From net investment income	—	—	—	—
From net realized gains	(7,969)	(4,242)	(990)	(1,100)
Class R2 (b)
From net investment income	—	—	—	— (c)
From net realized gains	—	—	(30)	—
Class R5 (b)
From net investment income	—	—	(2)	— (c)
From net realized gains	(1,758)	(54,106)	(26)	—
Class R6 (b) (d)
From net investment income	—	—	(3,446)	(913)
From net realized gains	(73,271)	—	(46,736)	—
Select Class
From net investment income	—	—	(3,414)	(3,282)
From net realized gains	(39,626)	(49,152)	(80,115)	(90,616)

Total distributions to shareholders	(155,191)	(129,396)	(142,929)	(100,157)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,161,499	987,358	363,135	1,551,394

NET ASSETS:
Change in net assets	1,623,073	1,565,785	530,123	1,812,943
Beginning of period	3,565,207	1,999,422	2,773,170	960,227

End of period	$5,188,280	$3,565,207	$3,303,293	$2,773,170

Accumulated undistributed (distributions in excess of) net investment income	$(10,303)	$(7,786)	$(25)	$(535)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(c)	Amount rounds to less than $1,000.
(d)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(11,970)	$(6,054)	$137,103	$103,278
Net realized gain (loss)	173,141	314,124	1,096,684	1,068,473
Distributions of capital gains received from investment company affiliates	—	— (b)	—	6
Change in net unrealized appreciation/depreciation	150,704	225,799	(12,168)	1,889,585

Change in net assets resulting from operations	311,875	533,869	1,221,619	3,061,342

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(15,287)	(14,338)
From net realized gains	(80,615)	(69,231)	(197,218)	(135,361)
Class B (a)
From net realized gains	(608)	(943)	(668)	(524)
Class C
From net investment income	—	—	(1,024)	(38)
From net realized gains	(6,222)	(3,392)	(45,175)	(24,588)
Class R2
From net investment income	—	—	(331)	(201)
From net realized gains	(345)	(58)	(5,603)	(2,784)
Class R5
From net realized gains	(3,427)	(2,276)	—	—
Class R6
From net realized gains	(7,943)	(5,408)	—	—
Institutional Class
From net investment income	—	—	(108,605)	(69,637)
From net realized gains	—	—	(711,308)	(318,626)
Select Class
From net investment income	—	—	(19,269)	(17,743)
From net realized gains	(119,065)	(99,863)	(172,337)	(112,976)

Total distributions to shareholders	(218,225)	(181,171)	(1,276,825)	(696,816)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	787,072	251,309	368,694	18,077

NET ASSETS:
Change in net assets	880,722	604,007	313,488	2,382,603
Beginning of period	2,181,804	1,577,797	15,645,585	13,262,982

End of period	$3,062,526	$2,181,804	$15,959,073	$15,645,585

Accumulated undistributed (distributions in excess of) net investment income	$(7,971)	$(5,808)	$41,285	$48,215

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3,300)	$(4,373)	$87,727	$83,781
Net realized gain (loss)	2,998	9,737	148,940	278,242
Distributions of capital gains received from investment company affiliates	—	— (a)	—	5
Change in net unrealized appreciation/depreciation	1,106	(136)	322,296	747,106

Change in net assets resulting from operations	804	5,228	558,963	1,109,134

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(18,586)	(6,931)
From net realized gains	—	—	(49,085)	(30,061)
Class C
From net investment income	—	—	(2,882)	(562)
From net realized gains	—	—	(12,315)	(7,282)
Institutional Class
From net investment income	—	—	(51,909)	(19,755)
From net realized gains	—	—	(93,724)	(54,303)
Select Class
From net investment income	—	—	(31,036)	(12,951)
From net realized gains	—	—	(67,644)	(42,336)

Total distributions to shareholders	—	—	(327,181)	(174,181)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(161,126)	101,988	3,369,281	3,061,568

NET ASSETS:
Change in net assets	(160,322)	107,216	3,601,063	3,996,521
Beginning of period	451,002	343,786	7,693,444	3,696,923

End of period	$290,680	$451,002	$11,294,507	$7,693,444

Accumulated undistributed (distributions in excess of) net investment income	$(889)	$(2,110)	$39,348	$57,743

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$548,977	$463,178	$93,435	$92,281
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	42,694
Distributions reinvested	31,822	21,355	8,101	4,242
Cost of shares redeemed	(222,820)	(135,058)	(35,536)	(16,208)
Conversion from Class B Shares	2,100	34	—	—

Change in net assets resulting from Class A capital transactions	$360,079	$349,509	$66,000	$123,009

Class B (a)
Proceeds from shares issued	$225	$342	$—	$—
Distributions reinvested	95	118	—	—
Cost of shares redeemed	(865)	(565)	—	—
Conversion to Class A Shares	(2,100)	(34)	—	—

Change in net assets resulting from Class B capital transactions	$(2,645)	$(139)	$—	$—

Class C
Proceeds from shares issued	$182,071	$101,473	$6,417	$11,105
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	1,648
Distributions reinvested	6,954	3,500	990	1,100
Cost of shares redeemed	(32,956)	(18,573)	(2,929)	(1,925)

Change in net assets resulting from Class C capital transactions	$156,069	$86,400	$4,478	$11,928

Class R2 (b)
Proceeds from shares issued	$—	$—	$336	$51
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	632
Distributions reinvested	—	—	18	— (c)
Cost of shares redeemed	—	—	(251)	(28)

Change in net assets resulting from Class R2 capital transactions	$—	$—	$103	$655

Class R5 (b)
Proceeds from shares issued	$77,457	$540,555	$1,637	$1
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	87
Distributions reinvested	1,758	54,106	28	— (c)
Cost of shares redeemed	(1,506,939)	(225,926)	(186)	—

Change in net assets resulting from Class R5 capital transactions	$(1,427,724)	$368,735	$1,479	$88

Class R6 (b) (d)
Proceeds from shares issued	$1,928,585	$276,436	$369,933	$108,850
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	676,262
Distributions reinvested	70,979	—	49,924	906
Cost of shares redeemed	(53,688)	(11,268)	(35,342)	(751)

Change in net assets resulting from Class R6 capital transactions	$1,945,876	$265,168	$384,515	$785,267

Select Class
Proceeds from shares issued	$361,358	$429,743	$345,873	$490,477
Net assets acquired in Fund reorganization (See Note 8)	—	—	—	390,167
Distributions reinvested	23,846	20,345	60,746	82,318
Cost of shares redeemed	(255,360)	(532,403)	(500,059)	(332,515)

Change in net assets resulting from Select Class capital transactions	$129,844	$(82,315)	$(93,440)	$630,447

Total change in net assets resulting from capital transactions	$1,161,499	$987,358	$363,135	$1,551,394

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(c)	Amount rounds to less than 1,000.
(d)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Growth Advantage Fund		Mid Cap Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	36,907	34,638	2,053	2,197
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	995
Reinvested	2,270	1,645	188	107
Redeemed	(15,105)	(10,120)	(784)	(381)
Conversion from Class B Shares	131	3	—	—

Change in Class A Shares	24,203	26,166	1,457	2,918

Class B (a)
Issued	17	28	—	—
Reinvested	7	10	—	—
Redeemed	(64)	(47)	—	—
Conversion to Class A Shares	(146)	(3)	—	—

Change in Class B Shares	(186)	(12)	—	—

Class C
Issued	13,414	8,282	144	269
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	39
Reinvested	547	295	23	28
Redeemed	(2,464)	(1,524)	(65)	(46)

Change in Class C Shares	11,497	7,053	102	290

Class R2 (b)
Issued	—	—	7	2
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	15
Reinvested	—	—	— (c)	— (c)
Redeemed	—	—	(6)	(1)

Change in Class R2 Shares	—	—	1	16

Class R5 (b)
Issued	5,216	39,731	35	— (c)
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	2
Reinvested	122	4,065	1	— (c)
Redeemed	(101,089)	(15,945)	(4)	—

Change in Class R5 Shares	(95,751)	27,851	32	2

Class R6 (b) (d)
Issued	128,407	19,372	8,126	2,551
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	15,676
Reinvested	4,909	—	1,145	20
Redeemed	(3,544)	(791)	(779)	(18)

Change in Class R6 Shares	129,772	18,581	8,492	18,229

Select Class
Issued	23,952	31,913	7,557	11,736
Shares issued in connection with Fund reorganization (See Note 8)	—	—	—	9,044
Reinvested	1,668	1,541	1,396	2,060
Redeemed	(16,966)	(38,838)	(10,866)	(7,967)

Change in Select Class Shares	8,654	(5,384)	(1,913)	14,873

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.
(b)	Commencement of offering of class of shares effective March 14, 2014 for Mid Cap Equity Fund.
(c)	Amount rounds to less than $1,000.
(d)	Commencement of offering of class of shares effective December 23, 2013 for Growth Advantage Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$274,574	$116,580	$394,792	$455,082
Distributions reinvested	76,907	65,053	195,292	139,350
Cost of shares redeemed	(162,077)	(127,370)	(1,360,678)	(880,766)
Conversion from Class B Shares	3,778	890	6,728	781

Change in net assets resulting from Class A capital transactions	$193,182	$55,153	$(763,866)	$(285,553)

Class B (a)
Proceeds from shares issued	$27	$60	$22	$98
Distributions reinvested	593	905	639	502
Cost of shares redeemed	(1,919)	(2,663)	(4,670)	(6,624)
Conversion to Class A Shares	(3,778)	(890)	(6,728)	(781)

Change in net assets resulting from Class B capital transactions	$(5,077)	$(2,588)	$(10,737)	$(6,805)

Class C
Proceeds from shares issued	$37,238	$14,903	$27,636	$27,504
Distributions reinvested	5,274	2,860	36,724	19,472
Cost of shares redeemed	(8,786)	(5,376)	(72,861)	(66,037)

Change in net assets resulting from Class C capital transactions	$33,726	$12,387	$(8,501)	$(19,061)

Class R2
Proceeds from shares issued	$8,894	$1,589	$16,445	$21,879
Distributions reinvested	345	58	5,637	2,790
Cost of shares redeemed	(1,635)	(276)	(21,709)	(20,179)

Change in net assets resulting from Class R2 capital transactions	$7,604	$1,371	$373	$4,490

Class R5
Proceeds from shares issued	$139,213	$11,177	$—	$—
Distributions reinvested	3,427	2,276	—	—
Cost of shares redeemed	(10,062)	(8,354)	—	—

Change in net assets resulting from Class R5 capital transactions	$132,578	$5,099	$—	$—

Class R6
Proceeds from shares issued	$185,884	$33,802	$—	$—
Distributions reinvested	7,291	4,757	—	—
Cost of shares redeemed	(26,514)	(12,254)	—	—

Change in net assets resulting from Class R6 capital transactions	$166,661	$26,305	$—	$—

Institutional Class
Proceeds from shares issued	$—	$—	$2,898,688	$1,953,853
Distributions reinvested	—	—	686,825	315,542
Cost of shares redeemed	—	—	(1,786,837)	(1,555,034)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,798,676	$714,361

Select Class
Proceeds from shares issued	$427,509	$235,397	$1,046,215	$551,560
Distributions reinvested	103,039	84,914	174,083	120,569
Cost of shares redeemed	(272,150)	(166,729)	(1,867,549)	(1,061,484)

Change in net assets resulting from Select Class capital transactions	$258,398	$153,582	$(647,251)	$(389,355)

Total change in net assets resulting from capital transactions	$787,072	$251,309	$368,694	$18,077

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Mid Cap Growth Fund		Mid Cap Value Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	10,468	4,511	10,652	13,252
Reinvested	3,166	2,708	5,494	4,172
Redeemed	(6,089)	(4,940)	(36,773)	(25,729)
Conversion from Class B Shares	136	35	178	23

Change in Class A Shares	7,681	2,314	(20,449)	(8,282)

Class B (a)
Issued	1	3	1	4
Reinvested	37	53	18	15
Redeemed	(106)	(144)	(128)	(200)
Conversion to Class A Shares	(202)	(49)	(182)	(23)

Change in Class B Shares	(270)	(137)	(291)	(204)

Class C
Issued	1,668	673	779	830
Reinvested	262	140	1,070	602
Redeemed	(396)	(244)	(2,021)	(1,968)

Change in Class C Shares	1,534	569	(172)	(536)

Class R2
Issued	310	58	458	654
Reinvested	13	2	164	86
Redeemed	(57)	(10)	(607)	(599)

Change in Class R2 Shares	266	50	15	141

Class R5
Issued	4,578	397	—	—
Reinvested	125	86	—	—
Redeemed	(334)	(293)	—	—

Change in Class R5 Shares	4,369	190	—	—

Class R6
Issued	6,285	1,187	—	—
Reinvested	266	179	—	—
Redeemed	(882)	(432)	—	—

Change in Class R6 Shares	5,669	934	—	—

Institutional Class
Issued	—	—	75,729	55,438
Reinvested	—	—	18,860	9,240
Redeemed	—	—	(47,177)	(44,220)

Change in Institutional Class Shares	—	—	47,412	20,458

Select Class
Issued	14,507	8,322	27,961	15,917
Reinvested	3,790	3,204	4,839	3,571
Redeemed	(9,299)	(5,903)	(48,879)	(30,426)

Change in Select Class Shares	8,998	5,623	(16,079)	(10,938)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$558	$2,518	$1,131,012	$931,606
Distributions reinvested	—	—	63,610	34,685
Cost of shares redeemed	(4,659)	(6,487)	(503,182)	(255,314)
Conversion from Class B Shares	79	45	—	—

Change in net assets resulting from Class A capital transactions	$(4,022)	$(3,924)	$691,440	$710,977

Class B (a)
Proceeds from shares issued	$—	$3	$—	$—
Cost of shares redeemed	(129)	(280)	—	—
Conversion to Class A Shares	(79)	(45)	—	—

Change in net assets resulting from Class B capital transactions	$(208)	$(322)	$—	$—

Class C
Proceeds from shares issued	$522	$505	$341,265	$164,051
Distributions reinvested	—	—	12,024	6,053
Cost of shares redeemed	(2,310)	(3,141)	(65,697)	(28,716)

Change in net assets resulting from Class C capital transactions	$(1,788)	$(2,636)	$287,592	$141,388

Institutional Class
Proceeds from shares issued	$—	$—	$2,416,260	$1,480,427
Distributions reinvested	—	—	134,005	69,075
Cost of shares redeemed	—	—	(641,266)	(330,856)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$1,908,999	$1,218,646

Select Class
Proceeds from shares issued	$8,612	$114,928	$883,261	$1,276,857
Distributions reinvested	—	—	87,369	49,543
Cost of shares redeemed	(163,720)	(6,058)	(489,380)	(335,843)

Change in net assets resulting from Select Class capital transactions	$(155,108)	$108,870	$481,250	$990,557

Total change in net assets resulting from capital transactions	$(161,126)	$101,988	$3,369,281	$3,061,568

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Multi-Cap Market Neutral Fund		Value Advantage Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	56	257	38,204	34,698
Reinvested	—	—	2,177	1,320
Redeemed	(468)	(663)	(16,986)	(9,483)
Conversion from Class B Shares	8	5	—	—

Change in Class A Shares	(404)	(401)	23,395	26,535

Class B (a)
Issued	—	1	—	—
Redeemed	(14)	(31)	—	—
Conversion to Class A Shares	(8)	(5)	—	—

Change in Class B Shares	(22)	(35)	—	—

Class C
Issued	56	54	11,531	6,062
Reinvested	—	—	414	232
Redeemed	(245)	(338)	(2,215)	(1,062)

Change in Class C Shares	(189)	(284)	9,730	5,232

Institutional Class
Issued	—	—	81,240	54,588
Reinvested	—	—	4,545	2,610
Redeemed	—	—	(21,282)	(12,230)

Change in Institutional Class Shares	—	—	64,503	44,968

Select Class
Issued	848	11,408	29,705	47,271
Reinvested	—	—	2,972	1,877
Redeemed	(16,074)	(607)	(16,492)	(12,507)

Change in Select Class Shares	(15,226)	10,801	16,185	36,641

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth Advantage Fund
Class A
Year Ended June 30, 2015	$14.24	$(0.10	)(f)	$2.17	$2.07	$—	$(0.57)	$(0.57)
Year Ended June 30, 2014	11.43	(0.07	)(f)	3.52	3.45	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.49	0.01	(f)(g)	1.97	1.98	(0.01)	(0.03)	(0.04)
Year Ended June 30, 2012	9.28	(0.03	)(f)(h)	0.24	0.21	—	—	—
Year Ended June 30, 2011	6.76	(0.04	)(f)	2.56	2.52	—	—	—

Class C
Year Ended June 30, 2015	12.98	(0.15	)(f)	1.96	1.81	—	(0.57)	(0.57)
Year Ended June 30, 2014	10.51	(0.12	)(f)	3.23	3.11	—	(0.64)	(0.64)
Year Ended June 30, 2013	8.77	(0.04	)(f)(g)	1.81	1.77	—	(0.03)	(0.03)
Year Ended June 30, 2012	8.61	(0.07	)(f)(h)	0.23	0.16	—	—	—
Year Ended June 30, 2011	6.31	(0.08	)(f)	2.38	2.30	—	—	—

Class R5
Year Ended June 30, 2015	14.63	(0.04	)(f)	2.23	2.19	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.68	(0.02	)(f)	3.61	3.59	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.69	0.06	(f)(g)	2.01	2.07	(0.05)	(0.03)	(0.08)
Year Ended June 30, 2012	9.44	0.01	(f)(h)	0.24	0.25	—	—	—
Year Ended June 30, 2011	6.86	—	(f)(i)	2.58	2.58	—	—	—

Class R6
Year Ended June 30, 2015	14.64	(0.03	)(f)	2.23	2.20	—	(0.57)	(0.57)
December 23, 2013(j) through June 30, 2014	13.86	(0.01	)(f)	0.79	0.78	—	—	—

Select Class
Year Ended June 30, 2015	14.50	(0.07	)(f)	2.20	2.13	—	(0.57)	(0.57)
Year Ended June 30, 2014	11.60	(0.04	)(f)	3.58	3.54	—	(0.64)	(0.64)
Year Ended June 30, 2013	9.63	0.04	(f)(g)	1.98	2.02	(0.02)	(0.03)	(0.05)
Year Ended June 30, 2012	9.39	(0.02	)(f)(h)	0.26	0.24	—	—	—
Year Ended June 30, 2011	6.83	(0.02	)(f)	2.58	2.56	—	—	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.06), $0.03 and $0.01 for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.17)%, (0.66)%, 0.27% and 0.09% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.05), $(0.09), $(0.01) and $(0.03) for Class A, Class C, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.56)%, (1.03)%, (0.12)% and (0.37)% for Class A, Class C, Class R5 and Select Class Shares, respectively.
(i)	Amount rounds to less than $0.01.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$15.74	14.99%	$1,174,260	1.24%	(0.65)%		1.35%	46%
14.24	30.69	717,564	1.24	(0.51)		1.31	62
11.43	20.95	276,670	1.24	0.11	(g)	1.28	76
9.49	2.26	194,911	1.25	(0.37	)(h)	1.30	86
9.28	37.28	176,492	1.25	(0.45)		1.31	96

14.22	14.43	321,500	1.74	(1.14)		1.84	46
12.98	30.12	144,229	1.74	(1.01)		1.81	62
10.51	20.27	42,655	1.74	(0.38	)(g)	1.78	76
8.77	1.86	27,469	1.75	(0.84	)(h)	1.80	86
8.61	36.45	20,676	1.75	(0.95)		1.81	96

16.25	15.42	58,686	0.86	(0.25)		0.87	46
14.63	31.25	1,453,864	0.85	(0.11)		0.86	62
11.68	21.49	835,233	0.83	0.55	(g)	0.84	76
9.69	2.65	468,064	0.85	0.07	(h)	0.85	86
9.44	37.61	179,677	0.86	(0.05)		0.86	96

16.27	15.48	2,414,333	0.76	(0.17)		0.77	46
14.64	5.63	271,958	0.80	(0.15)		0.82	62

16.06	15.14	1,219,501	1.09	(0.48)		1.09	46
14.50	31.03	975,175	1.05	(0.30)		1.06	62
11.60	21.14	842,783	1.03	0.37	(g)	1.03	76
9.63	2.56	662,786	1.05	(0.18	)(h)	1.05	86
9.39	37.48	836,154	1.06	(0.27)		1.06	96

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Equity Fund
Class A
Year Ended June 30, 2015	$44.91	$(0.03	)(f)	$4.32	$4.29	$(0.02)	$(2.06)	$(2.08)
Year Ended June 30, 2014	38.10	(0.04	)(f)	10.25	10.21	(0.02)	(3.38)	(3.40)
Year Ended June 30, 2013	30.97	0.10	(f)(g)	7.36	7.46	(0.07)	(0.26)	(0.33)
Year Ended June 30, 2012	31.29	0.10	(f)(g)	(0.34)	(0.24)	(0.08)	—	(0.08)
Year Ended June 30, 2011	22.95	0.04	(f)	8.36	8.40	(0.06)	—	(0.06)

Class C
Year Ended June 30, 2015	44.21	(0.25	)(f)	4.23	3.98	—	(2.03)	(2.03)
Year Ended June 30, 2014	37.71	(0.24	)(f)	10.12	9.88	—	(3.38)	(3.38)
Year Ended June 30, 2013	30.75	(0.07	)(f)(g)	7.29	7.22	— (j)	(0.26)	(0.26)
Year Ended June 30, 2012	31.16	(0.05	)(f)(g)	(0.35)	(0.40)	(0.01)	—	(0.01)
Year Ended June 30, 2011	22.93	(0.12	)(f)	8.37	8.25	(0.02)	—	(0.02)

Class R2
Year Ended June 30, 2015	44.87	(0.14	)(f)	4.30	4.16	—	(2.05)	(2.05)
March 14, 2014(i) through June 30, 2014	42.92	(0.05	)(f)	2.01	1.96	(0.01)	—	(0.01)

Class R5
Year Ended June 30, 2015	45.15	0.20	(f)	4.33	4.53	(0.13)	(2.06)	(2.19)
March 14, 2014(i) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Class R6
Year Ended June 30, 2015	45.15	0.20	(f)	4.34	4.54	(0.14)	(2.06)	(2.20)
March 14, 2014(i) through June 30, 2014	43.14	0.04	(f)	2.02	2.06	(0.05)	—	(0.05)

Select Class
Year Ended June 30, 2015	45.15	0.13	(f)	4.34	4.47	(0.09)	(2.06)	(2.15)
Year Ended June 30, 2014	38.22	0.11	(f)	10.30	10.41	(0.10)	(3.38)	(3.48)
Year Ended June 30, 2013	31.05	0.20	(f)(g)	7.40	7.60	(0.17)	(0.26)	(0.43)
Year Ended June 30, 2012	31.36	0.19	(f)(g)	(0.33)	(0.14)	(0.17)	—	(0.17)
Year Ended June 30, 2011	22.97	0.14	(f)	8.37	8.51	(0.12)	—	(0.12)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.03, $(0.14) and $0.14 for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.09%, (0.39)% and 0.39% for Class A, Class C and Select Class Shares, respectively.
(h)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend the net investment income (loss) per share would have been $0.05, $(0.10) and $0.14 for Class A, Class C and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.18%, (0.33)% and 0.48% for Class A, Class C and Select Class Shares, respectively.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$47.12	9.99%	$232,320	1.24%	(0.06)%		1.44%	41%
44.91	27.96	156,016	1.24	(0.08)		1.41	47
38.10	24.23	21,171	1.24	0.27	(g)	1.49	67
30.97	(0.76)	6,965	1.24	0.34	(h)	1.54	55
31.29	36.60	2,918	1.24	0.14		1.53	88

46.16	9.44	25,597	1.74	(0.56)		1.91	41
44.21	27.34	20,018	1.74	(0.57)		1.93	47
37.71	23.60	6,136	1.74	(0.21	)(g)	2.00	67
30.75	(1.29)	1,244	1.75	(0.18	)(h)	2.03	55
31.16	35.98	447	1.74	(0.40)		2.06	88

46.98	9.71	823	1.49	(0.31)		1.69	41
44.87	4.56	688	1.47	(0.41)		1.60	47

47.49	10.49	1,636	0.79	0.43		0.88	41
45.15	4.77	91	0.78	0.27		0.91	47

47.49	10.53	1,268,988	0.74	0.45		0.80	41
45.15	4.78	823,036	0.73	0.34		0.86	47

47.47	10.35	1,773,929	0.89	0.29		1.16	41
45.15	28.45	1,773,321	0.89	0.27		1.18	47
38.22	24.64	932,920	0.89	0.57	(g)	1.23	67
31.05	(0.42)	813,125	0.89	0.64	(h)	1.30	55
31.36	37.09	568,854	0.89	0.50		1.27	88

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Year Ended June 30, 2015	$27.49	$(0.18	)(f)	$3.19	$3.01	$(2.79)
Year Ended June 30, 2014	22.99	(0.13	)(f)(g)	7.42	7.29	(2.79)
Year Ended June 30, 2013	19.52	(0.04	)(f)(h)	4.50	4.46	(0.99)
Year Ended June 30, 2012	23.30	(0.05	)(f)(i)	(1.72)	(1.77)	(2.01)
Year Ended June 30, 2011	16.35	(0.09	)(f)	7.04	6.95	—

Class C
Year Ended June 30, 2015	23.35	(0.26	)(f)	2.63	2.37	(2.79)
Year Ended June 30, 2014	19.97	(0.22	)(f)(g)	6.39	6.17	(2.79)
Year Ended June 30, 2013	17.17	(0.12	)(f)(h)	3.91	3.79	(0.99)
Year Ended June 30, 2012	20.88	(0.13	)(f)(i)	(1.57)	(1.70)	(2.01)
Year Ended June 30, 2011	14.73	(0.18	)(f)	6.33	6.15	—

Class R2
Year Ended June 30, 2015	29.54	(0.24	)(f)	3.45	3.21	(2.79)
Year Ended June 30, 2014	24.56	(0.20	)(f)(g)	7.97	7.77	(2.79)
Year Ended June 30, 2013	20.83	(0.07	)(f)(h)	4.79	4.72	(0.99)
Year Ended June 30, 2012	24.73	(0.07	)(f)(i)	(1.82)	(1.89)	(2.01)
Year Ended June 30, 2011	17.38	(0.13	)(f)	7.48	7.35	—

Class R5
Year Ended June 30, 2015	30.52	(0.07	)(f)	3.60	3.53	(2.79)
Year Ended June 30, 2014	25.15	(0.02	)(f)(g)	8.18	8.16	(2.79)
Year Ended June 30, 2013	21.18	0.06	(f)(h)	4.90	4.96	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.04	(f)(i)	1.40	1.44	(2.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$27.71	12.37%	$984,262	1.23%	(0.68)%		1.35%	57%
27.49	33.44	765,310	1.24	(0.51	)(g)	1.37	69
22.99	23.70	586,787	1.23	(0.17	)(h)	1.45	70
19.52	(6.61)	538,323	1.24	(0.23	)(i)	1.38	70
23.30	42.51	696,334	1.24	(0.44)		1.36	79

22.93	11.78	75,494	1.73	(1.19)		1.86	57
23.35	32.85	41,047	1.73	(1.01	)(g)	1.86	69
19.97	23.03	23,745	1.73	(0.67	)(h)	1.95	70
17.17	(7.06)	22,190	1.75	(0.75	)(i)	1.88	70
20.88	41.75	29,187	1.77	(0.97)		1.86	79

29.96	12.18	9,868	1.39	(0.85)		1.64	57
29.54	33.25	1,852	1.40	(0.71	)(g)	1.59	69
24.56	23.46	320	1.39	(0.32	)(h)	1.71	70
20.83	(6.72)	230	1.40	(0.35	)(i)	1.63	70
24.73	42.29	121	1.40	(0.59)		1.60	79

31.26	12.87	164,713	0.78	(0.25)		0.87	57
30.52	34.06	27,454	0.79	(0.06	)(g)	0.92	69
25.15	24.22	17,848	0.79	0.28	(h)	1.00	70
21.18	7.71	14,837	0.78	0.31	(i)	0.92	70

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Mid Cap Growth Fund (continued)
Class R6
Year Ended June 30, 2015	$30.57	$(0.06	)(f)	$3.61	$3.55	$(2.79)
Year Ended June 30, 2014	25.17	—	(f)(g)(k)	8.19	8.19	(2.79)
Year Ended June 30, 2013	21.19	0.08	(f)(h)	4.89	4.97	(0.99)
November 1, 2011(j) through June 30, 2012	21.75	0.08	(f)(i)	1.37	1.45	(2.01)

Select Class
Year Ended June 30, 2015	30.39	(0.11	)(f)	3.57	3.46	(2.79)
Year Ended June 30, 2014	25.08	(0.06	)(f)(g)	8.16	8.10	(2.79)
Year Ended June 30, 2013	21.15	0.03	(f)(h)	4.89	4.92	(0.99)
Year Ended June 30, 2012	24.97	0.02	(f)(i)	(1.83)	(1.81)	(2.01)
Year Ended June 30, 2011	17.47	(0.03	)(f)	7.53	7.50	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $(0.14), $(0.23), $(0.20), $(0.02), $(0.01) and $(0.06) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.53)%, (1.03)%, (0.73)%, (0.08)%, (0.03)% and (0.22)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.13), $0.01, $0.02 and $(0.02) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.42)%, (0.92)%, (0.57)%, 0.04%, 0.09% and (0.10)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(i)	Reflects a special dividend paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividend, the net investment income (loss) per share would have been $(0.09), $(0.17), $(0.12), less than $0.01, $0.03 and $(0.03) for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.46)%, (0.97)%, (0.57)%, (0.03)%, 0.24% and (0.14)% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(j)	Commencement of offering of class of shares.
(k)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$31.33	12.92%	$265,905	0.73%	(0.19)%		0.78%	57%
30.57	34.16	86,150	0.74	(0.01	)(g)	0.86	69
25.17	24.26	47,434	0.74	0.34	(h)	0.98	70
21.19	7.76	13,982	0.73	0.58	(i)	0.87	70

31.06	12.68	1,562,284	0.92	(0.37)		1.12	57
30.39	33.91	1,254,748	0.93	(0.20	)(g)	1.12	69
25.08	24.06	894,740	0.93	0.14	(h)	1.20	70
21.15	(6.31)	827,306	0.93	0.09	(i)	1.13	70
24.97	42.93	1,031,463	0.93	(0.13)		1.10	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Year Ended June 30, 2015	$37.25	$0.20	(d)	$2.52	$2.72	$(0.20)	$(2.79)	$(2.99)
Year Ended June 30, 2014	31.68	0.15	(d)(e)	7.02	7.17	(0.15)	(1.45)	(1.60)
Year Ended June 30, 2013	25.80	0.19	(d)(f)	6.20	6.39	(0.29)	(0.22)	(0.51)
Year Ended June 30, 2012	24.76	0.20	(d)	1.00	1.20	(0.16)	—	(0.16)
Year Ended June 30, 2011	18.91	0.18	(d)	5.85	6.03	(0.18)	—	(0.18)

Class C
Year Ended June 30, 2015	36.19	0.01	(d)	2.44	2.45	(0.06)	(2.79)	(2.85)
Year Ended June 30, 2014	30.84	(0.03	)(d)(e)	6.83	6.80	— (g)	(1.45)	(1.45)
Year Ended June 30, 2013	25.14	0.05	(d)(f)	6.03	6.08	(0.16)	(0.22)	(0.38)
Year Ended June 30, 2012	24.13	0.07	(d)	0.98	1.05	(0.04)	—	(0.04)
Year Ended June 30, 2011	18.44	0.07	(d)	5.69	5.76	(0.07)	—	(0.07)

Class R2
Year Ended June 30, 2015	36.14	0.10	(d)	2.43	2.53	(0.15)	(2.79)	(2.94)
Year Ended June 30, 2014	30.81	0.06	(d)(e)	6.82	6.88	(0.10)	(1.45)	(1.55)
Year Ended June 30, 2013	25.18	0.12	(d)(f)	6.03	6.15	(0.30)	(0.22)	(0.52)
Year Ended June 30, 2012	24.27	0.14	(d)	0.97	1.11	(0.20)	—	(0.20)
Year Ended June 30, 2011	18.63	0.12	(d)	5.76	5.88	(0.24)	—	(0.24)

Institutional Class
Year Ended June 30, 2015	37.99	0.40	(d)	2.56	2.96	(0.40)	(2.79)	(3.19)
Year Ended June 30, 2014	32.26	0.32	(d)(e)	7.17	7.49	(0.31)	(1.45)	(1.76)
Year Ended June 30, 2013	26.24	0.34	(d)(f)	6.31	6.65	(0.41)	(0.22)	(0.63)
Year Ended June 30, 2012	25.19	0.32	(d)	1.01	1.33	(0.28)	—	(0.28)
Year Ended June 30, 2011	19.22	0.30	(d)	5.95	6.25	(0.28)	—	(0.28)

Select Class
Year Ended June 30, 2015	37.61	0.28	(d)	2.55	2.83	(0.29)	(2.79)	(3.08)
Year Ended June 30, 2014	31.95	0.23	(d)(e)	7.10	7.33	(0.22)	(1.45)	(1.67)
Year Ended June 30, 2013	26.01	0.27	(d)(f)	6.24	6.51	(0.35)	(0.22)	(0.57)
Year Ended June 30, 2012	24.97	0.26	(d)	1.01	1.27	(0.23)	—	(0.23)
Year Ended June 30, 2011	19.07	0.24	(d)	5.90	6.14	(0.24)	—	(0.24)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.14, $(0.03), $0.05, $0.32 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.41%, (0.10)%, 0.16%, 0.90% and 0.66% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends the net investment income (loss) per share would have been $0.16, $0.01, $0.09, $0.31 and $0.23 for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively and the net investment income (loss) ratio would have been 0.55%, 0.04%, 0.31%, 1.04% and 0.80% for Class A, Class C, Class R2, Institutional Class and Select Class Shares, respectively.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$36.98	7.68%	$2,623,772	1.23%	0.53%		1.38%	18%
37.25	23.25	3,404,974	1.23	0.42	(e)	1.37	25
31.68	25.06	3,157,503	1.23	0.67	(f)	1.38	23
25.80	4.92	1,986,930	1.24	0.83		1.41	30
24.76	31.96	1,979,270	1.23	0.81		1.39	41

35.79	7.12	595,385	1.74	0.03		1.84	18
36.19	22.63	608,283	1.74	(0.09	)(e)	1.87	25
30.84	24.43	534,813	1.74	0.16	(f)	1.88	23
25.14	4.38	370,781	1.75	0.32		1.91	30
24.13	31.29	373,415	1.74	0.30		1.89	41

35.73	7.38	71,697	1.49	0.28		1.71	18
36.14	22.94	71,958	1.49	0.17	(e)	1.62	25
30.81	24.71	57,003	1.49	0.43	(f)	1.63	23
25.18	4.65	14,824	1.49	0.59		1.66	30
24.27	31.66	6,500	1.49	0.50		1.65	41

37.76	8.19	10,320,516	0.74	1.05		0.94	18
37.99	23.88	8,581,992	0.74	0.92	(e)	0.97	25
32.26	25.68	6,627,529	0.74	1.16	(f)	0.98	23
26.24	5.43	3,543,900	0.74	1.33		1.01	30
25.19	32.66	2,812,296	0.74	1.29		0.99	41

37.36	7.92	2,347,703	0.98	0.75		1.10	18
37.61	23.59	2,967,759	0.98	0.67	(e)	1.12	25
31.95	25.35	2,870,752	0.98	0.92	(f)	1.13	23
26.01	5.20	1,836,012	0.98	1.09		1.16	30
24.97	32.29	1,513,926	0.98	1.05		1.14	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations
Multi-Cap Market Neutral Fund
Class A
Year Ended June 30, 2015	$9.91	$(0.11	)(e)	$0.07	$(0.04)
Year Ended June 30, 2014	9.79	(0.13	)(e)	0.25	0.12
Year Ended June 30, 2013	9.69	(0.11	)(e)(f)	0.21	0.10
Year Ended June 30, 2012	9.81	(0.14	)(e)	0.02	(0.12)
Year Ended June 30, 2011	9.71	(0.16	)(e)	0.26	0.10

Class C
Year Ended June 30, 2015	9.40	(0.15	)(e)	0.06	(0.09)
Year Ended June 30, 2014	9.33	(0.17	)(e)	0.24	0.07
Year Ended June 30, 2013	9.30	(0.17	)(e)(f)	0.20	0.03
Year Ended June 30, 2012	9.48	(0.20	)(e)	0.02	(0.18)
Year Ended June 30, 2011	9.46	(0.23	)(e)	0.25	0.02

Select Class
Year Ended June 30, 2015	10.09	(0.09	)(e)	0.07	(0.02)
Year Ended June 30, 2014	9.94	(0.11	)(e)	0.26	0.15
Year Ended June 30, 2013	9.82	(0.09	)(e)(f)	0.21	0.12
Year Ended June 30, 2012	9.91	(0.12	)(e)	0.03	(0.09)
Year Ended June 30, 2011	9.79	(0.14	)(e)	0.26	0.12

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 1.48% and 1.95% for the year ended June 30, 2015, 1.49% and 1.91% for the year ended June 30, 2014, 1.48% and 1.88% for the year ended June 30, 2013, 1.48% and 1.94% for 2012, and 1.49% and 1.95% for 2011; for Class C are 1.98% and 2.45% for the year ended June 30, 2015, 1.99% and 2.40% for the year ended June 30, 2014, 2.15% and 2.38% for the year ended June 30, 2013, 2.23% and 2.44% for 2012, 2.24% and 2.45% for 2011; for Select Class are 1.23% and 1.64% for the year ended June 30, 2015, 1.23% and 1.65% for the year ended June 30, 2014, 1.23% and 1.63% for the year ended June 30, 2013, 1.23% and 1.69% for 2012, and 1.24% and 1.70% for 2011, respectively.
(d)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(e)	Calculated based upon average shares outstanding.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.13), $(0.19) and $(0.11) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.38)%, (2.06)% and (1.16)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (b)(c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (c)	Portfolio turnover rate (d)	Portfolio turnover rate (including short sales) (d)

$9.87	(0.40)%	$6,273	2.68%	(1.14)%		3.15%	74%	204%
9.91	1.23	10,301	2.78	(1.36)		3.20	106	227
9.79	1.03	14,101	3.04	(1.13	)(g)	3.44	94	251
9.69	(1.22)	19,759	2.86	(1.42)		3.32	151	316
9.81	1.03	29,216	2.92	(1.65)		3.38	145	339

9.31	(0.96)	6,760	3.18	(1.62)		3.65	74	204
9.40	0.75	8,602	3.28	(1.85)		3.70	106	227
9.33	0.32	11,181	3.69	(1.81	)(g)	3.92	94	251
9.30	(1.90)	15,677	3.61	(2.17)		3.82	151	316
9.48	0.21	22,094	3.67	(2.46)		3.88	145	339

10.07	(0.20)	277,647	2.43	(0.89)		2.84	74	204
10.09	1.51	431,890	2.52	(1.07)		2.94	106	227
9.94	1.22	317,974	2.78	(0.90	)(g)	3.18	94	251
9.82	(0.91)	476,803	2.61	(1.17)		3.07	151	316
9.91	1.23	491,653	2.67	(1.39)		3.13	145	339

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Value Advantage Fund
Class A
Year Ended June 30, 2015	$29.15	$0.19	(d)	$1.47	$1.66	$(0.26)	$(0.71)	$(0.97)
Year Ended June 30, 2014	24.64	0.34	(d)	5.03	5.37	(0.16)	(0.70)	(0.86)
Year Ended June 30, 2013	19.96	0.22	(d)	4.75	4.97	(0.20)	(0.09)	(0.29)
Year Ended June 30, 2012	19.07	0.25	(d)	0.84	1.09	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.22	0.23	(d)	3.79	4.02	(0.17)	—	(0.17)

Class C
Year Ended June 30, 2015	29.08	0.04	(d)	1.47	1.51	(0.16)	(0.71)	(0.87)
Year Ended June 30, 2014	24.61	0.20	(d)	5.02	5.22	(0.05)	(0.70)	(0.75)
Year Ended June 30, 2013	19.91	0.11	(d)	4.74	4.85	(0.06)	(0.09)	(0.15)
Year Ended June 30, 2012	19.01	0.16	(d)	0.84	1.00	(0.10)	—	(0.10)
Year Ended June 30, 2011	15.17	0.14	(d)	3.77	3.91	(0.07)	—	(0.07)

Institutional Class
Year Ended June 30, 2015	29.31	0.34	(d)	1.50	1.84	(0.38)	(0.71)	(1.09)
Year Ended June 30, 2014	24.74	0.48	(d)	5.04	5.52	(0.25)	(0.70)	(0.95)
Year Ended June 30, 2013	19.99	0.34	(d)	4.75	5.09	(0.25)	(0.09)	(0.34)
Year Ended June 30, 2012	19.11	0.35	(d)	0.83	1.18	(0.30)	—	(0.30)
Year Ended June 30, 2011	15.24	0.32	(d)	3.79	4.11	(0.24)	—	(0.24)

Select Class
Year Ended June 30, 2015	29.27	0.27	(d)	1.48	1.75	(0.32)	(0.71)	(1.03)
Year Ended June 30, 2014	24.72	0.42	(d)	5.03	5.45	(0.20)	(0.70)	(0.90)
Year Ended June 30, 2013	20.00	0.28	(d)	4.75	5.03	(0.22)	(0.09)	(0.31)
Year Ended June 30, 2012	19.12	0.30	(d)	0.83	1.13	(0.25)	—	(0.25)
Year Ended June 30, 2011	15.27	0.28	(d)	3.79	4.07	(0.22)	—	(0.22)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$29.84	5.78%	$2,440,061	1.24%	0.64%	1.41%	17%
29.15	22.19	1,701,250	1.24	1.26	1.33	36
24.64	25.09	784,359	1.24	0.98	1.33	22
19.96	5.83	206,816	1.25	1.34	1.41	49
19.07	26.45	232,103	1.24	1.28	1.34	33

29.72	5.26	701,023	1.73	0.14	1.83	17
29.08	21.58	402,880	1.74	0.74	1.83	36
24.61	24.45	212,198	1.74	0.49	1.83	22
19.91	5.32	117,937	1.75	0.84	1.91	49
19.01	25.82	131,743	1.74	0.78	1.84	33

30.06	6.36	5,058,172	0.74	1.15	0.90	17
29.31	22.77	3,042,506	0.74	1.77	0.93	36
24.74	25.73	1,455,125	0.74	1.50	0.93	22
19.99	6.36	384,525	0.75	1.86	1.01	49
19.11	27.06	284,433	0.74	1.79	0.94	33

29.99	6.05	3,095,251	0.99	0.89	1.05	17
29.27	22.49	2,546,808	0.99	1.53	1.08	36
24.72	25.38	1,245,241	0.99	1.23	1.08	22
20.00	6.09	422,861	1.00	1.62	1.16	49
19.12	26.75	270,562	0.99	1.53	1.09	33

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”, with JPM I, JPM II and JPMMFIT (the “Trusts”)), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class C, Class R5, Class R6* and Select Class	JPMMFIT	Diversified
Mid Cap Equity Fund	Class A, Class C, Class R2**, Class R5**, Class R6** and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

*	Class R6 Shares of Growth Advantage Fund commenced operations on December 23, 2013.
**	Class R2, Class R5 and Class R6 Shares of Mid Cap Equity Fund commenced operations on March 14, 2014.

The investment objective of Growth Advantage Fund and Mid Cap Equity Fund is to seek to provide long-term capital growth.

The investment objective of Mid Cap Growth Fund is to seek growth of capital.

The investment objective of Mid Cap Value Fund is to seek growth from capital appreciation.

The investment objective of Multi-Cap Market Neutral Fund is to seek long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

The investment objective of Value Advantage Fund is to seek to provide long-term total return from a combination of income and capital gains.

Effective as of the close of business on January 3, 2014, all share classes of the Mid Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Effective as of the close of business on February 22, 2013, all share classes of the Mid Cap Value Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies excluding Exchange Traded Funds (“ETFs”) (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,249,140	$—	$—	$5,249,140

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,293,686	$—	$—	$3,293,686

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,091,337	$—	$—	$3,091,337

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$16,012,877	$—	$—	$16,012,877

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$292,621	$—	$—	$292,621

Total Liabilities for Securities Sold Short (a)	$(252,649)	$—	$—	$(252,649)

Appreciation in Other Financial Instruments
Futures Contracts	$36	$—	$—	$36

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,264,248	$—	$—	$11,264,248

(a)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2015.

B. Short Sales — Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as interest income or interest expense, respectively, on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as change in net unrealized appreciation (depreciation) on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2015, the Fund had outstanding short sales as listed on its SOI.

C. Futures Contracts — Multi-Cap Market Neutral Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2015 (amounts in thousands):

	Multi-Cap Market Neutral Fund
Futures Contracts:
Average Notional Balance Long	$3,413	(a)
Average Notional Balance Short	2,469
Ending Notional Balance Long	—
Ending Notional Balance Short	2,067

(a)	For the period March 1, 2015 through March 31, 2015.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, and dividend expense on securities sold short, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for the Mid Cap Equity Fund, Mid Cap Growth Fund and Multi-Cap Market Neutral Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class of each Fund. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
Growth Advantage Fund	$(7,398)	$14,677	$(7,279)
Mid Cap Equity Fund	(6)	(2,249)	2,255
Mid Cap Growth Fund	(11)	9,807	(9,796)
Mid Cap Value Fund	(5,262)	483	4,779
Multi-Cap Market Neutral Fund	(4,597)	4,521	76
Value Advantage Fund	—	(1,709)	1,709

The reclassification for the Funds relate primarily to capital loss carryforwards, investments in partnerships, net operating losses and non-taxable dividends.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Equity Fund	0.25	n/a	0.75	0.50%
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$767	$1
Mid Cap Equity Fund	203	—
Mid Cap Growth Fund	99	1
Mid Cap Value Fund	37	—	(a)
Multi-Cap Market Neutral Fund	1	—
Value Advantage Fund	644	3

(a)	Amount rounds to less than $1,000.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Equity Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6		Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	0.85	%*	n/a	1.10%
Mid Cap Equity Fund	1.25	n/a	1.75	1.50%	0.80	0.75		n/a	0.90
Mid Cap Growth Fund	1.24	1.74	1.74	1.40	0.79	0.74		n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	n/a		0.75%	0.99
Multi-Cap Market Neutral Fund	1.50	2.00	2.00	n/a	n/a	n/a		n/a	1.25
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	n/a		0.75	1.00

*	Prior to January 1, 2015, the contractual expense limitation for Growth Advantage Fund Class R6 was 0.80%.

The expense limitation agreements were in effect for the year ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015, except Mid Cap Equity Fund which is in place until October 31, 2016 and Class B Shares which are no longer operating. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2015. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Growth Advantage Fund	$40	$3	$1,078	$1,121	$—
Mid Cap Equity Fund	923	615	3,776	5,314	293
Mid Cap Growth Fund	785	517	2,353	3,655	12
Mid Cap Value Fund	6,594	4,303	12,366	23,263	2,625
Multi-Cap Market Neutral Fund	1,107	297	9	1,413	—	(a)
Value Advantage Fund	2,793	1,830	6,572	11,195	436

(b)	Amount rounds to less than $1,000.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2015 was as follows (amounts in thousands):

Growth Advantage Fund	$210
Mid Cap Equity Fund	199
Mid Cap Growth Fund	143
Mid Cap Value Fund	1,023
Multi-Cap Market Neutral Fund	71
Value Advantage Fund	1,432

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, the Funds incurred brokerage commissions with broker-dealers affiliated with the Adviser as follows (amounts in thousands):

Growth Advantage Fund	$2
Mid Cap Equity Fund	—	(a)
Mid Cap Growth Fund	—	(a)

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$2,787,395	$1,903,868	$—	$—
Mid Cap Equity Fund	1,430,107	1,199,994	—	—
Mid Cap Growth Fund	1,875,012	1,346,817	—	—
Mid Cap Value Fund	2,809,649	3,580,977	—	—
Multi-Cap Market Neutral Fund	238,074	398,530	260,535	414,404
Value Advantage Fund	4,181,677	1,544,170	—	—

During the year ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$3,827,543	$1,468,447	$46,850	$1,421,597
Mid Cap Equity Fund	2,471,328	875,460	53,102	822,358
Mid Cap Growth Fund	2,307,026	827,294	42,983	784,311

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Mid Cap Value Fund	$10,728,989	$5,465,948	$182,060	$5,283,888
Multi-Cap Market Neutral Fund	255,039	68,567	30,985	37,582
Value Advantage Fund	9,632,583	1,850,545	218,880	1,631,665

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to investments in partnerships and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$27,729	$127,462	$155,191
Mid Cap Equity Fund	39,516	103,413	142,929
Mid Cap Growth Fund	27,727	190,498	218,225
Mid Cap Value Fund	255,048	1,021,777	1,276,825
Value Advantage Fund	166,645	160,536	327,181

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$41,088	$88,308	$129,396
Mid Cap Equity Fund	33,507	66,650	100,157
Mid Cap Growth Fund	1,961	179,210	181,171
Mid Cap Value Fund	235,213	461,603	696,816
Value Advantage Fund	93,947	80,234	174,181

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$163,952	$—	$1,421,597
Mid Cap Equity Fund	20,826	104,754	—	822,358
Mid Cap Growth Fund	3,127	124,596	—	784,311
Mid Cap Value Fund	56,281	698,118	(22,101)	5,283,888
Multi-Cap Market Neutral Fund	—	—	(16,117)	27,397
Value Advantage Fund	84,088	68,931	—	1,629,140

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals, late year ordinary loss deferrals, investments in partnerships and wash sale loss deferrals.

Under the Regulated Investment Company Modernization Act of 2010 (“the “Act”), net capital losses recognized by the Funds after June 30, 2011 are carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of June 30, 2015, the Funds did not have post-enactment capital loss carryforwards.

As of June 30, 2015, the following Funds had pre-enactment net capital loss carryforwards, expiring during the years indicated, which are available to offset future realized gains (amounts in thousands):

	2016	2017	2018	Total
Mid Cap Value Fund	$—	$—	$22,101	$22,101	*
Multi-Cap Market Neutral Fund	16,117	—	—	16,117

*	Amount includes capital loss carryforwards from business combinations, which are limited in future years under Internal Revenue Code Sections 381 - 384. Excludes approximately $5,263,000 of losses no longer available due to merger limitations.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

During the year ended June 30, 2015, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Pre-Enactment Capital Loss Carryforwards Utilized
Mid Cap Growth Fund	$13,557
Mid Cap Value Fund	7,367
Multi-Cap Market Neutral Fund	13,495

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2015, the following Funds deferred to July 1, 2016 late year ordinary losses and post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Post-October Capital Loss Character
		Short-Term	Long-Term
Growth Advantage Fund	$10,270	$15,279	$—
Mid Cap Growth Fund	7,877	—	—
Multi-Cap Market Neutral Fund	854	29,825	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015. Average borrowings from the Facility for the year ended June 30, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Multi-Cap Market Neutral Fund	$21,128	0.21%	4	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for each of the Growth Advantage Fund, Mid Cap Equity Fund and Mid Cap Growth Fund.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

In addition, as of June 30, 2015, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of the following Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Growth Advantage Fund	—	40.6%
Mid Cap Equity Fund	—	33.4
Multi-Cap Market Neutral Fund	89.9%	—
Value Advantage Fund	—	17.2

Additionally, Mid Cap Value Fund and Value Advantage Fund each have one or more shareholders, each of which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of that Fund’s outstanding shares.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

As of June 30, 2015, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Citigroup Global Markets, Inc., who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Business Combinations

In November 2013, the Board of Trustees of JPM I approved management’s proposal to merge JPMorgan Mid Cap Core Fund (the “Target Fund”) into JPMorgan Mid Cap Equity Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization with respect to the Target Fund was approved by the Target Fund’s Board of Trustees on November 19-21, 2013. The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on March 14, 2014. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $1,111,228,000 and identified cost of approximately $904,208,000 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization (amounts in thousands, except per share amounts):

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
Mid Cap Core Fund				$207,020
Class A	1,967	$42,694	$21.70
Class C	77	1,648	21.48
Class R2	29	632	21.60
Class R5	4	87	21.87
Class R6	30,932	676,262	21.86
Select Class	17,884	390,167	21.82

Acquiring Fund
Mid Cap Equity Fund				407,160
Class A	1,999	85,802	42.92
Class C	386	16,354	42.32
Select Class	29,489	1,272,165	43.14

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Post Reorganization
Mid Cap Equity Fund				$614,180
Class A	2,994	$128,496	$42.92
Class C	425	18,002	42.32
Class R2	15	632	42.92
Class R5	2	87	43.14
Class R6	15,676	676,262	43.14
Select Class	38,533	1,662,333	43.14

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund and JPMorgan Value Advantage Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (each a separate fund of JPMorgan Trust I), JPMorgan Mid Cap Growth Fund and JPMorgan Multi-Cap Market Neutral Fund (each a separate fund of JPMorgan Trust II), JPMorgan Growth Advantage Fund (a separate fund of J.P. Morgan Mutual Fund Investment Trust) and JPMorgan Mid Cap Value Fund (a separate fund of J.P. Morgan Fleming Mutual Fund Group, Inc.) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Expense Example

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual	$1,000.00	$1,098.40	$6.45	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,096.40	9.04	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R5
Actual	1,000.00	1,100.20	5.00	0.96
Hypothetical	1,000.00	1,020.38	4.81	0.96
Class R6
Actual	1,000.00	1,100.80	3.91	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Select Class
Actual	1,000.00	1,099.20	5.78	1.11
Hypothetical	1,000.00	1,019.39	5.56	1.11

Mid Cap Equity Fund
Class A
Actual	1,000.00	1,057.20	6.32	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,054.60	8.86	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,055.70	7.59	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Mid Cap Equity Fund (continued)
Class R5
Actual	$1,000.00	$1,059.60	$4.03	0.79%
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,059.80	3.78	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,058.80	4.54	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

Mid Cap Growth Fund
Class A
Actual	1,000.00	1,102.20	6.41	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,099.20	9.00	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Class R2
Actual	1,000.00	1,101.10	7.24	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R5
Actual	1,000.00	1,104.60	4.07	0.78
Hypothetical	1,000.00	1,020.93	3.91	0.78
Class R6
Actual	1,000.00	1,104.70	3.81	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Select Class
Actual	1,000.00	1,103.80	4.80	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92

Mid Cap Value Fund
Class A
Actual	1,000.00	1,014.00	6.14	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,011.30	8.68	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class R2
Actual	1,000.00	1,012.50	7.43	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Institutional Class
Actual	1,000.00	1,016.40	3.70	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Select Class
Actual	1,000.00	1,015.20	4.90	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

Multi-Cap Market Neutral Fund
Class A
Actual	1,000.00	980.10	13.16	2.68
Hypothetical	1,000.00	1,011.50	13.37	2.68
Class C
Actual	1,000.00	976.90	15.59	3.18
Hypothetical	1,000.00	1,009.03	15.84	3.18

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Cap Market Neutral Fund (continued)
Select Class
Actual	$1,000.00	$980.50	$11.93	2.43%
Hypothetical	1,000.00	1,012.74	12.13	2.43

Value Advantage Fund
Class A
Actual	1,000.00	1,005.70	6.12	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class C
Actual	1,000.00	1,003.40	8.59	1.73
Hypothetical	1,000.00	1,016.22	8.65	1.73
Institutional Class
Actual	1,000.00	1,008.40	3.64	0.73
Hypothetical	1,000.00	1,021.17	3.66	0.73
Select Class
Actual	1,000.00	1,007.10	4.88	0.98
Hypothetical	1,000.00	1,019.93	4.91	0.98

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2015	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deduction
Mid Cap Equity Fund	100.00%
Mid Cap Growth Fund	100.00
Mid Cap Value Fund	100.00
Value Advantage Fund	100.00

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Long-Term Capital Gain Distribution
Growth Advantage Fund	$127,462
Mid Cap Equity Fund	103,413
Mid Cap Growth Fund	190,499
Mid Cap Value Fund	1,021,777
Value Advantage Fund	160,536

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Qualified Dividend Income
Growth Advantage Fund	$25,227
Mid Cap Equity Fund	38,478
Mid Cap Growth Fund	13,459
Mid Cap Value Fund	255,048
Value Advantage Fund	166,644

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	JUNE 30, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2015. All rights reserved. June 2015.

AN-MC-615

Annual Report

J.P. Morgan Small Cap Funds

June 30, 2015

JPMorgan Dynamic Small Cap Growth Fund

JPMorgan Small Cap Core Fund

JPMorgan Small Cap Equity Fund

JPMorgan Small Cap Growth Fund

JPMorgan Small Cap Value Fund

JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P.
Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

Dear Shareholder,

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth
and steady gains in employment — though not reflected in wage growth — drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in
2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the
Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In
response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in
2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

JUNE 30, 2015

J.P. MORGAN SMALL CAP FUNDS

1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the
2008-09 financial crisis. While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset
Management

2

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2015

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

U.S. equity markets performed strongly in the latter half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at several record highs but moved very little overall, remaining closer to flat than during any other six month period since reliable recordkeeping began in 1928.

Overall, U.S. large cap stocks only slightly outperformed mid cap and small cap stocks for the twelve months ended June 30, 2015. However, small cap growth stocks outperformed all other equity categories and growth stocks outperformed value stocks across all market cap categories. For the twelve month period, the S&P 500 Index returned 7.42%, while the Russell 2000 Index returned 6.49%, the Russell 2000 Growth Index returned 12.34% and the Russell 2000 Value Index returned 0.78%.

JUNE 30, 2015

J.P. MORGAN SMALL CAP FUNDS

3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

13.06%

Russell 2000 Growth Index

12.34%

Net Assets as of 6/30/15 (In Thousands)

$509,796

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a
sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the technology and materials & processing sectors was a leading contributor to performance relative to the Benchmark, while security selection in the consumer discretionary sector, and to a lesser degree the financial services sector, was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Receptos Inc., 2u Inc. and Acadia Healthcare Co.
Shares of Receptos, a biopharmaceutical company, strengthened on the back of positive clinical trial results for its bowel disorder drug candidate, as well as increased mergers and acquisitions activity in the pharmaceuticals industry. Shares of 2u
Inc., a provider of so-called cloud-based software for online learning programs, rose on news of the company’s partnerships with Yale University, Google Inc. and Goldman Sachs Group Inc. Shares of Acadia Healthcare, an operator of facilities for psychiatric, residential treatment, group home and substance abuse programs, rose on a better-than-expected earnings forecast and its acquisition of CRC Health Group.

Leading individual detractors from relative performance included the Fund’s overweight positions in Oasis Petroleum Inc., Laredo Petroleum Holdings Inc. and Coupons.com Inc. Shares of Oasis Petroleum,
an oil exploration and production company not held in the Benchmark, weakened amid company plans to sharply cut capital spending in the wake of falling oil prices. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company not held in the Benchmark, fell amid a decline in global oil prices. Shares of Coupons.com, a provider of digital discount coupons for consumer products, fell on lower-than-expected revenue and the company’s reduction in its revenue forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The
Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Watsco, Inc.

1.7
%

2.

Acuity Brands, Inc.

1.7

3.

Acadia Healthcare Co., Inc.

1.6

4.

Wayfair, Inc., Class A

1.6

5.

BofI Holding, Inc.

1.6

6.

2U, Inc.

1.6

7.

Trex Co., Inc.

1.6

8.

Men’s Wearhouse, Inc. (The)

1.5

9.

Lithia Motors, Inc., Class A

1.5

10.

Financial Engines, Inc.

1.5

PORTFOLIO COMPOSITION BY SECTOR***

Health Care

27.1
%

Information Technology

26.1

Industrials

16.4

Consumer Discretionary

13.8

Financials

9.4

Energy

2.7

Consumer Staples

1.9

Telecommunication Services

1.4

Materials

1.0

Short-Term Investment

0.2

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

4

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

May 19, 1997

Without Sales Charge

13.06
%

18.48
%

8.73
%

With Sales Charge*

7.13

17.22

8.15

CLASS C SHARES

January 7, 1998

Without CDSC

12.46

17.86

8.13

With CDSC**

11.46

17.86

8.13

SELECT CLASS SHARES

April 5, 1999

13.30

18.85

9.12

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from June 30, 2005 to June 30,
2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund
performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns
shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN SMALL CAP FUNDS

5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

7.01%

Russell 2000 Index

6.49%

Net Assets as of 6/30/2015 (In Thousands)

$815,652

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN
DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) outperformed the Russell 2000 Index (the
“Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the health care and producer durables sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the technology and financial services sectors was a leading detractor from relative performance.

Leading individual
contributors to relative performance included the Fund’s overweight positions in Skyworks Solutions Inc., Auspex Pharmaceuticals Inc. and Hawaiian Holdings Inc. Shares of Skyworks, a producer of radio frequency semiconductors that was not held in the Benchmark, rose on increased demand for its products from smartphone makers, particularly Apple Inc. Shares of Auspex Pharmaceuticals, a drug developer, rose on a $3.5 billion takeover by Teva Pharmaceuticals Industries Ltd. Shares of
Hawaiian Holdings, owner/operator of Hawaiian Airlines, rose on strong revenue and profit growth.

Leading individual detractors from relative
performance included the Fund’s overweight positions in Warren Resources Inc., Tower International Inc. and Unisys Corp. Shares of Warren Resources, an independent oil exploration and production company, fell amid weakness in global oil prices.
Shares of Tower International, a supplier of components to auto makers, fell after the company lowered its forecast for revenue and cash flow. Shares of Unisys, an information technology outsourcing, systems management and consulting company, declined after the company posted a loss for the first quarter of 2015 amid declining services revenue.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong fundamentals. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

AVG Technologies N.V., (Netherlands)

1.2
%

2.

Helen of Troy Ltd., (Bermuda)

1.1

3.

Barrett Business Services, Inc.

1.0

4.

Dynegy, Inc.

1.0

5.

Hawaiian Holdings, Inc.

0.9

6.

Science Applications International Corp.

0.9

7.

Office Depot, Inc.

0.9

8.

Greatbatch, Inc.

0.9

9.

Unisys Corp.

0.9

10.

Huntington Bancshares, Inc.

0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

22.7
%

Information Technology

17.0

Industrials

15.4

Health Care

14.9

Consumer Discretionary

11.9

Energy

4.1

Consumer Staples

3.5

Materials

3.3

Utilities

3.1

Telecommunication Services

1.3

Short-Term Investment

2.8

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

6

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

SELECT CLASS SHARES

January 1, 1997

7.01
%

18.80
%

8.46
%

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative
performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper
Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000
Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN SMALL CAP FUNDS

7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

7.49%

Russell 2000 Index

6.49%

Net Assets as of 6/30/2015 (In Thousands)

$3,393,838

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the consumer discretionary and financial services sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s underweight position and security selection in the health care sector and its security selection in the producer durables sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the
Fund’s overweight positions in Centene Corp., Freescale Semiconductor Ltd. and Jarden Corp. Shares of Centene, a provider of managed health care, rose on better-than-expected results. Shares of Freescale, a semiconductor maker, rose on its acquisition by NXP Semiconductors NV. Shares of Jarden, a diversified consumer products company, rose on better-than-expected results.

Leading
individual detractors from relative performance included the Fund’s overweight positions in Tidewater Inc., Rovi Corp. and Oasis Petroleum Inc. Shares of Tidewater, a provider of vessels and support services to the offshore energy industry, declined amid weakness in global oil prices. Shares of Rovi, a provider of television guide programs to cable TV companies, declined on investor worries about the company’s prospects for contract renewals and litigation over key technology patents. Shares of Oasis Petroleum, an oil exploration and production company, fell amid continued weakness in global oil prices.

HOW WAS THE
FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view,

had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Waste Connections, Inc.

2.9
%

2.

Jarden Corp.

2.6

3.

Spectrum Brands Holdings, Inc.

2.0

4.

Brinker International, Inc.

2.0

5.

Crown Holdings, Inc.

1.9

6.

Toro Co. (The)

1.9

7.

AptarGroup, Inc.

1.8

8.

Pool Corp.

1.8

9.

Silgan Holdings, Inc.

1.7

10.

Associated Banc-Corp.

1.6

PORTFOLIO COMPOSITION BY SECTOR***

Financials

21.2
%

Consumer Discretionary

19.7

Industrials

17.2

Information Technology

12.3

Health Care

10.2

Materials

5.3

Consumer Staples

3.3

Energy

3.3

Utilities

2.7

Short-Term Investment

4.8

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

8

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

December 20, 1994

Without Sales Charge

7.49
%

18.46
%

11.49
%

With Sales Charge*

1.85

17.18

10.89

CLASS C SHARES

February 19, 2005

Without CDSC

6.92

17.87

10.93

With CDSC**

5.92

17.87

10.93

CLASS R2 SHARES

November 3, 2008

7.23

18.16

11.30

CLASS R5 SHARES

May 15, 2006

8.03

19.05

12.05

SELECT CLASS SHARES

May 7, 1996

7.81

18.81

11.84

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R5 Shares prior to its
inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2
Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and
the Lipper Small-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge.
The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Core Funds
Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial
investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN SMALL CAP FUNDS

9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Class A Shares, without a sales charge)*

13.04%

Russell 2000 Growth Index

12.34%

Net Assets as of 6/30/2015 (In Thousands)

$1,245,069

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in in the technology and materials & processing sectors was a leading contributor to performance relative to the Benchmark, while security selection in the consumer discretionary sector and, to a lesser extent the financial services sector, was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Receptos Inc., 2u Inc. and Acadia Healthcare Co. Shares of Receptos, a biopharmaceutical company, strengthened on the back of positive clinical trial results for its bowel disorder drug candidate, as well as increased mergers and acquisitions activity in the pharmaceuticals industry. Shares of 2u Inc., a provider of so-called cloud-based software for online learning programs, rose on news of the company’s partnerships with Yale University, Google Inc. and Goldman Sachs
Group Inc. Shares of Acadia Healthcare, an operator of facilities for psychiatric, residential treatment, group home and substance abuse programs, rose on a better-than-expected earnings forecast and its acquisition of CRC Health Group.

Leading individual detractors from relative performance included the Fund’s overweight positions in Oasis Petroleum Inc., Laredo Petroleum Holdings Inc.
and Coupons.com Inc. Shares of Oasis Petroleum, an oil exploration and production company not held in the Benchmark, weakened amid company plans to sharply cut capital spending in the wake of falling oil prices. Shares of Laredo Petroleum, an independent oil and natural gas exploration and production company not held in the Benchmark, fell amid a decline in global oil prices. Shares of Coupons.com, a provider of digital discount coupons for consumer products, fell on lower-than-expected revenue and the company’s reduction in its revenue forecast.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The
Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Watsco, Inc.

1.7
%

2.

Acuity Brands, Inc.

1.7

3.

Acadia Healthcare Co., Inc.

1.6

4.

Wayfair, Inc., Class A

1.6

5.

BofI Holding, Inc.

1.6

6.

2U, Inc.

1.6

7.

Trex Co., Inc.

1.6

8.

Men’s Wearhouse, Inc. (The)

1.5

9.

Lithia Motors, Inc., Class A

1.5

10.

Financial Engines, Inc.

1.5

PORTFOLIO COMPOSITION BY SECTOR***

Health Care

26.9
%

Information Technology

26.1

Industrials

16.4

Consumer Discretionary

13.8

Financials

9.2

Energy

2.7

Consumer Staples

1.9

Telecommunication Services

1.4

Materials

1.0

Short-Term Investment

0.6

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

10

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

July 1, 1991

Without Sales Charge

13.04
%

18.75
%

10.04
%

With Sales Charge*

7.13

17.48

9.46

CLASS C SHARES

November 4, 1997

Without CDSC

12.47

18.15

9.43

With CDSC**

11.47

18.15

9.43

CLASS R2 SHARES

November 3, 2008

12.74

18.44

9.77

CLASS R6 SHARES

November 30, 2010

13.55

19.31

10.52

INSTITUTIONAL CLASS SHARES

February 19, 2005

13.47

19.21

10.47

SELECT CLASS SHARES

March 26, 1996

13.29

19.05

10.31

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to
their inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.
Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth
Index and the Lipper Small-Cap Growth Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper
Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Growth
Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The
Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN SMALL CAP FUNDS

11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Select Class Shares)*

1.31%

Russell 2000 Value Index

0.78%

Net Assets as of 6/30/2015 (In Thousands)

$1,870,743

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection in the industrial cyclical and pharmaceutical sectors was a leading contributor to performance relative to the Benchmark, while security selection in the finance and retail sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Spansion Inc., Western Refining Inc. and Auspex
Pharmaceuticals Inc. Shares of Spansion, a provider of flash memory technology that was not held in the Benchmark, rose ahead of its $5 billion acquisition by Cypress Semiconductor Corp. Shares of Western Refining, a crude oil refining and marketing company not held in the Benchmark, rose on better-than-expected earnings and revenue. Shares of Auspex Pharmaceuticals, a drug developer, rose ahead of its $3.5 billion takeover by Teva Pharmaceuticals Industries Ltd.

Leading individual detractors from relative performance included the Fund’s overweight positions in Iconix Brand Group Inc., Hhgregg Inc. and Cloud Peak
Energy Inc. Shares of Iconix Brand, an owner/manager of branded apparel and entertainment, fell after the company posted weaker- than-expected quarterly results. Shares of Hhgregg, a home appliance retail chain, declined on a wider-than-expected quarterly loss on lower sales. Shares of Cloud Peak, a coal company, fell on weaker demand for coal.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Cooper Tire & Rubber Co.

1.1
%

2.

AAR Corp.

1.1

3.

Children’s Place, Inc. (The)

1.1

4.

CNO Financial Group, Inc.

1.0

5.

REX American Resources Corp.

1.0

6.

FTI Consulting, Inc.

1.0

7.

CYS Investments, Inc.

0.9

8.

CoreSite Realty Corp.

0.9

9.

Universal Corp.

0.9

10.

DCT Industrial Trust, Inc.

0.9

PORTFOLIO COMPOSITION BY SECTOR***

Financials

38.6
%

Industrials

13.3

Information Technology

10.8

Consumer Discretionary

9.6

Energy

6.1

Utilities

6.1

Health Care

5.2

Materials

3.9

Consumer Staples

2.4

Telecommunication Services

0.9

Short-Term Investment

3.1

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

12

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

January 27, 1995

Without Sales Charge

1.04
%

15.51
%

7.61
%

With Sales Charge*

(4.26
)

14.27

7.02

CLASS C SHARES

March 22, 1999

Without CDSC

0.47

14.82

6.96

With CDSC**

(0.53
)

14.82

6.96

CLASS R2 SHARES

November 3, 2008

0.77

15.22

7.33

CLASS R5 SHARES

May 15, 2006

1.39

15.90

7.97

CLASS R6 SHARES

February 22, 2005

1.49

15.98

8.03

SELECT CLASS SHARES

January 27, 1995

1.31

15.81

7.88

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 and Class R5 Shares
prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper
Small-Cap Value Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge.
The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN SMALL CAP FUNDS

13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30,
2015 (Unaudited)

REPORTING PERIOD RETURN:

Fund (Institutional Class Shares)*

8.49%

Russell 2000 Index

6.49%

Net Assets as of 6/30/2015 (In Thousands)

$971,548

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares)
outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2015. The Fund’s security selection and overweight position in the pharmaceuticals sector and security selection in the industrial cyclical sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in both the health services & systems and finance sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s positions in Puma Biotechnology Inc., Centene Corp. and Taser
International Inc. Shares of Puma Biotechnology, a development stage biopharmaceutical company, rose on positive clinical results for its breast cancer drug candidate. Shares of Centene, a managed health care provider that was not held in the
Benchmark, rose on better-than-expected results. Shares of Taser International, maker of Taser brand electronic weapons that was not held in the Benchmark, rose on continued demand for its products.

Leading individual detractors from relative performance included the Fund’s overweight positions in Hhgregg Inc., PhotoMedex Inc. and Iconix Brand Group
Inc. Shares of Hhgregg, a home appliance retail chain, declined on a wider-than-expected quarterly loss on lower sales. Shares of PhotoMedex, a provider of skin care products, fell amid weak sales and its $106 million acquisition of LCA-Vision Inc.
Shares of Iconix Brand, an owner/manager of branded apparel and entertainment, fell after the company posted weaker- than-expected quarterly results.

HOW WAS THE FUND POSITIONED?

In accordance with its investment process, the Fund’s
portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify

stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***

1.

Aspen Technology, Inc.

1.5
%

2.

Children’s Place, Inc. (The)

1.3

3.

Outerwall, Inc.

1.3

4.

REX American Resources Corp.

1.2

5.

AVG Technologies N.V., (Netherlands)

1.2

6.

Isle of Capri Casinos, Inc.

1.1

7.

Westamerica Bancorporation

1.1

8.

InterDigital, Inc.

1.1

9.

AAR Corp.

1.1

10.

CoreSite Realty Corp.

1.0

PORTFOLIO COMPOSITION BY SECTOR***

Financials

22.0
%

Information Technology

17.8

Health Care

17.2

Consumer Discretionary

14.3

Industrials

11.9

Energy

4.4

Utilities

3.3

Materials

3.2

Consumer Staples

2.5

Telecommunication Services

1.0

Short-Term Investment

2.4

*

The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

**

The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***

Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

14

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2015

  AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30,
2015

INCEPTION DATE OF CLASS

1 YEAR

5 YEAR

10 YEAR

CLASS A SHARES

November 1, 2007

Without Sales Charge

7.98
%

18.33
%

8.71
%

With Sales Charge*

2.31

17.06

8.13

CLASS C SHARES

November 1, 2007

Without CDSC

7.40

17.75

8.30

With CDSC**

6.40

17.75

8.30

CLASS R2 SHARES

November 1, 2011

7.66

18.13

8.62

CLASS R6 SHARES

November 1, 2011

8.54

18.93

9.16

INSTITUTIONAL CLASS SHARES

November 4, 1993

8.49

18.86

9.13

SELECT CLASS SHARES

September 10, 2001

8.25

18.64

8.94

*

Sales Charge for Class A Shares is 5.25%.

**

Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/05 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C
Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

Returns for Class R2 Shares prior to their inception date are based on the performances of the Class A Shares from
November 1, 2007 to October 31, 2011 and the performance of Select Class Shares prior to November 1, 2007. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares and Select Class Shares. Returns for Class R6 Shares prior to their inception date are based on the performance of the Institutional Class Shares. The actual returns of Class R6 Shares would have been different than these shown because Class R6
Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in
Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from June 30, 2005 to June 30, 2015. The performance of the Fund assumes reinvestment of

all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Small-Cap
Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the
Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a
$3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015

J.P. MORGAN SMALL CAP FUNDS

15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 98.9%

Consumer Discretionary — 13.7%

Distributors — 1.4%

102

Pool Corp. (m)

7,178

Diversified Consumer Services — 1.5%

246

2U, Inc. (a)

7,918

Hotels, Restaurants & Leisure — 1.1%

165

Boyd Gaming Corp. (a) (m)

2,472

27

Vail Resorts, Inc.

2,918

5,390

Household Durables — 0.5%

170

TRI Pointe Homes, Inc. (a)

2,602

Internet & Catalog Retail — 2.0%

68

HomeAway, Inc. (a)

2,108

214

Wayfair, Inc., Class A (a)

8,070

10,178

Multiline Retail — 0.3%

155

Tuesday Morning Corp. (a)

1,745

Specialty Retail — 5.1%

202

Container Store Group, Inc. (The) (a)

3,405

66

Lithia Motors, Inc., Class A

7,478

121

Men’s Wearhouse, Inc. (The)

7,779

76

Penske Automotive Group, Inc. (m)

3,967

86

Vitamin Shoppe, Inc. (a)

3,191

25,820

Textiles, Apparel & Luxury Goods — 1.8%

145

Kate Spade & Co. (a) (m)

3,113

210

Wolverine World Wide, Inc.

5,973

9,086

Total Consumer Discretionary

69,917

Consumer Staples — 1.9%

Food Products — 1.9%

150

Diamond Foods, Inc. (a)

4,713

276

Freshpet, Inc. (a)

5,134

Total Consumer Staples

9,847

Energy — 2.6%

Energy Equipment & Services — 1.3%

48

Dril-Quip, Inc. (a)

3,598

140

Forum Energy Technologies, Inc. (a)

2,847

6,445

Oil, Gas & Consumable Fuels — 1.3%

114

Delek U.S. Holdings, Inc.

4,200

SHARES

SECURITY DESCRIPTION

VALUE($)

Oil, Gas & Consumable Fuels — continued

218

Laredo Petroleum, Inc. (a)

2,742

6,942

Total Energy

13,387

Financials — 9.3%

Banks — 2.8%

109

PrivateBancorp, Inc.

4,329

30

Signature Bank (a)

4,353

86

Texas Capital Bancshares, Inc. (a)

5,343

14,025

Capital Markets — 2.4%

33

Evercore Partners, Inc., Class A

1,782

175

Financial Engines, Inc.

7,423

337

PennantPark Investment Corp.

2,956

12,161

Insurance — 0.8%

65

AmTrust Financial Services, Inc.

4,272

Real Estate Investment Trusts (REITs) — 0.8%

37

EastGroup Properties, Inc. (m)

2,060

56

Highwoods Properties, Inc. (m)

2,242

4,302

Real Estate Management & Development — 0.9%

125

RE/MAX Holdings, Inc., Class A

4,438

Thrifts & Mortgage Finance — 1.6%

76

BofI Holding, Inc. (a)

8,052

Total Financials

47,250

Health Care — 26.8%

Biotechnology — 12.0%

103

ACADIA Pharmaceuticals, Inc. (a)

4,323

73

Acceleron Pharma, Inc. (a)

2,323

214

Arrowhead Research Corp. (a)

1,532

48

Avalanche Biotechnologies, Inc. (a)

780

51

Axovant Sciences Ltd., (Bermuda) (a)

1,044

68

Bellicum Pharmaceuticals, Inc. (a)

1,451

81

Chimerix, Inc. (a)

3,735

137

Coherus Biosciences, Inc. (a)

3,965

95

Exact Sciences Corp. (a)

2,817

105

FibroGen, Inc. (a)

2,464

185

Halozyme Therapeutics, Inc. (a)

4,168

182

Ignyta, Inc. (a)

2,751

195

Insmed, Inc. (a)

4,763

49

Intrexon Corp. (a)

2,370

104

Invitae Corp. (a)

1,545

SEE NOTES TO
FINANCIAL STATEMENTS.

16

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2015

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Biotechnology — continued

198

Keryx Biopharmaceuticals, Inc. (a)

1,975

61

Kite Pharma, Inc. (a)

3,725

98

Portola Pharmaceuticals, Inc. (a)

4,477

19

Puma Biotechnology, Inc. (a)

2,200

17

Receptos, Inc. (a)

3,188

56

Sage Therapeutics, Inc. (a)

4,095

90

Versartis, Inc. (a)

1,377

61,068

Health Care Equipment & Supplies — 5.6%

400

GenMark Diagnostics, Inc. (a)

3,627

153

Insulet Corp. (a)

4,755

184

K2M Group Holdings, Inc. (a)

4,409

61

Nevro Corp. (a)

3,303

455

Novadaq Technologies, Inc., (Canada) (a)

5,509

346

Syneron Medical Ltd., (Israel) (a)

3,676

1,581

Unilife Corp. (a)

3,398

28,677

Health Care Providers & Services — 3.9%

104

Acadia Healthcare Co., Inc. (a)

8,142

130

Surgical Care Affiliates, Inc. (a)

5,005

23

Teladoc, Inc. (a)

435

78

WellCare Health Plans, Inc. (a)

6,635

20,217

Health Care Technology — 1.9%

142

Evolent Health, Inc., Class A (a)

2,763

241

Veeva Systems, Inc., Class A (a)

6,759

9,522

Life Sciences Tools & Services — 0.8%

173

Fluidigm Corp. (a)

4,188

Pharmaceuticals — 2.6%

145

Horizon Pharma plc, (Ireland) (a)

5,031

171

Nektar Therapeutics (a)

2,139

92

Revance Therapeutics, Inc. (a)

2,949

125

Sagent Pharmaceuticals, Inc. (a)

3,031

13,150

Total Health Care

136,822

Industrials — 16.3%

Aerospace & Defense — 1.5%

54

HEICO Corp. (m)

3,138

90

Hexcel Corp. (m)

4,493

7,631

SHARES

SECURITY DESCRIPTION

VALUE($)

Air Freight & Logistics — 0.6%

71

XPO Logistics, Inc. (a)

3,203

Airlines — 0.6%

51

Spirit Airlines, Inc. (a)

3,181

Building Products — 5.6%

133

Advanced Drainage Systems, Inc.

3,908

72

Caesarstone Sdot-Yam Ltd., (Israel)

4,924

54

Fortune Brands Home & Security, Inc.

2,489

45

Lennox International, Inc.

4,796

61

Masonite International Corp. (a)

4,308

159

Trex Co., Inc. (a)

7,847

28,272

Electrical Equipment — 1.7%

47

Acuity Brands, Inc.

8,545

Industrial Conglomerates — 1.1%

57

Carlisle Cos., Inc. (m)

5,676

Machinery — 2.0%

51

Graco, Inc. (m)

3,594

58

Middleby Corp. (The) (a)

6,521

10,115

Road & Rail — 0.7%

52

Old Dominion Freight Line, Inc. (a)

3,586

Trading Companies & Distributors — 2.5%

154

Rush Enterprises, Inc., Class A (a)

4,025

71

Watsco, Inc. (m)

8,800

12,825

Total Industrials

83,034

Information Technology — 25.9%

Communications Equipment — 1.5%

224

Ciena Corp. (a) (m)

5,307

247

Ruckus Wireless, Inc. (a)

2,553

7,860

Electronic Equipment, Instruments & Components — 0.5%

72

Fitbit, Inc., Class A (a)

2,757

Internet Software & Services — 8.6%

118

Cornerstone OnDemand, Inc. (a)

4,106

34

CoStar Group, Inc. (a)

6,879

42

Dealertrack Technologies, Inc. (a)

2,610

87

Demandware, Inc. (a)

6,217

129

Envestnet, Inc. (a)

5,232

149

GoDaddy, Inc., Class A (a)

4,189

136

GrubHub, Inc. (a)

4,633

125

Marketo, Inc. (a)

3,516

SEE NOTES TO
FINANCIAL STATEMENTS.

JUNE 30, 2015

J.P. MORGAN SMALL CAP FUNDS

17

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Internet Software & Services — continued

169

RetailMeNot, Inc. (a)

3,011

100

Shopify, Inc., (Canada), Class A (a)

3,392

43,785

Semiconductors & Semiconductor Equipment — 5.3%

70

Cavium, Inc. (a)

4,803

232

Inphi Corp. (a)

5,300

175

M/A-COM Technology Solutions Holdings, Inc. (a)

6,703

106

MKS Instruments, Inc.

4,038

122

Monolithic Power Systems, Inc.

6,204

27,048

Software — 8.9%

119

Barracuda Networks, Inc. (a)

4,724

73

CommVault Systems, Inc. (a)

3,092

113

Fleetmatics Group plc, (Ireland) (a)

5,297

92

Fortinet, Inc. (a)

3,799

127

Guidewire Software, Inc. (a)

6,723

61

HubSpot, Inc. (a)

3,022

93

Imperva, Inc. (a)

6,300

100

Proofpoint, Inc. (a)

6,337

30

Tableau Software, Inc., Class A (a)

3,449

108

Zendesk, Inc. (a)

2,406

45,149

SHARES

SECURITY DESCRIPTION

VALUE($)

Technology Hardware, Storage & Peripherals — 1.1%

193

Nimble Storage, Inc. (a)

5,420

Total Information Technology

132,019

Materials — 1.0%

Construction Materials — 1.0%

66

Eagle Materials, Inc.

5,056

Telecommunication Services — 1.4%

Wireless Telecommunication Services — 1.4%

311

Boingo Wireless, Inc. (a)

2,568

252

RingCentral, Inc., Class A (a)

4,666

Total Telecommunication Services

7,234

Total Common Stocks (Cost $347,622)

504,566

Short-Term Investment — 0.2%

Investment Company — 0.2%

831

JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $831)

831

Total Investments — 99.1% (Cost $348,453)

505,397

Other Assets in Excess of Liabilities — 0.9%

4,399

NET ASSETS — 100.0%

$
509,796

Percentages indicated are based on net assets.

SEE NOTES TO
FINANCIAL STATEMENTS.

18

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2015

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — 95.5%

Consumer Discretionary — 11.7%

Auto Components — 1.4%

193

Cooper Tire & Rubber Co.

6,539

52

Stoneridge, Inc. (a)

610

179

Tower International, Inc. (a)

4,661

11,810

Distributors — 0.1%

11

Core-Mark Holding Co., Inc.

628

8

VOXX International Corp. (a)

69

697

Diversified Consumer Services — 0.5%

9

Capella Education Co.

467

100

K12, Inc. (a)

1,265

118

LifeLock, Inc. (a)

1,937

3,669

Hotels, Restaurants & Leisure — 1.6%

72

Bloomin’ Brands, Inc.

1,527

5

Bojangles’, Inc. (a)

117

15

Dave & Buster’s Entertainment, Inc. (a)

527

7

Fogo De Chao, Inc. (a)

165

88

Isle of Capri Casinos, Inc. (a)

1,597

56

Jack in the Box, Inc.

4,972

191

Ruth’s Hospitality Group, Inc.

3,085

34

Sonic Corp.

965

14

Wingstop, Inc. (a)

383

13,338

Household Durables — 1.8%

88

Helen of Troy Ltd., (Bermuda) (a)

8,569

23

Jarden Corp. (a)

1,188

64

KB Home

1,056

13

Libbey, Inc.

533

19

Lifetime Brands, Inc.

286

9

NACCO Industries, Inc., Class A

547

122

Skullcandy, Inc. (a)

932

24

Universal Electronics, Inc. (a)

1,191

14,302

Leisure Products — 0.2%

63

Nautilus, Inc. (a)

1,353

Media — 1.6%

268

E.W. Scripps Co. (The), Class A

6,121

32

Entercom Communications Corp., Class A (a)

360

129

Gray Television, Inc. (a)

2,023

22

Journal Media Group, Inc.

183

SHARES

SECURITY DESCRIPTION

VALUE($)

Media — continued

11

Live Nation Entertainment, Inc. (a)

313

43

Nexstar Broadcasting Group, Inc., Class A

2,391

74

Sinclair Broadcast Group, Inc., Class A

2,051

13,442

Specialty Retail — 4.0%

69

Barnes & Noble, Inc. (a)

1,791

99

Caleres, Inc.

3,149

64

Cato Corp. (The), Class A

2,481

83

Children’s Place, Inc. (The)

5,442

43

Citi Trends, Inc. (a)

1,036

192

Express, Inc. (a)

3,468

51

Lithia Motors, Inc., Class A

5,726

854

Office Depot, Inc. (a)

7,398

13

Outerwall, Inc.

959

20

Party City Holdco, Inc. (a)

395

93

Tilly’s, Inc., Class A (a)

895

32,740

Textiles, Apparel & Luxury Goods — 0.5%

55

G-III Apparel Group Ltd. (a)

3,848

Total Consumer Discretionary

95,199

Consumer Staples — 3.5%

Food & Staples Retailing — 2.0%

47

Andersons, Inc. (The)

1,829

677

Rite Aid Corp. (a)

5,655

71

Smart & Final Stores, Inc. (a)

1,260

179

SpartanNash Co.

5,813

182

SUPERVALU, Inc. (a)

1,468

15

Village Super Market, Inc., Class A

459

16,484

Food Products — 1.0%

118

Dean Foods Co.

1,908

131

Pilgrim’s Pride Corp.

3,005

49

Pinnacle Foods, Inc.

2,227

16

Sanderson Farms, Inc.

1,180

8,320

Personal Products — 0.5%

26

Revlon, Inc., Class A (a)

943

20

USANA Health Sciences, Inc. (a)

2,747

3,690

Total Consumer Staples

28,494

SEE NOTES TO
FINANCIAL STATEMENTS.

JUNE 30, 2015

J.P. MORGAN SMALL CAP FUNDS

19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Energy — 4.0%

Energy Equipment & Services — 1.2%

101

Atwood Oceanics, Inc.

2,673

298

Helix Energy Solutions Group, Inc. (a)

3,761

21

Independence Contract Drilling, Inc. (a)

183

64

Matrix Service Co. (a)

1,166

31

PHI, Inc. (a)

931

15

Pioneer Energy Services Corp. (a)

97

61

Superior Energy Services, Inc.

1,287

10,098

Oil, Gas & Consumable Fuels — 2.8%

184

Abraxas Petroleum Corp. (a)

543

69

Callon Petroleum Co. (a)

570

66

Carrizo Oil & Gas, Inc. (a)

3,235

60

Delek U.S. Holdings, Inc.

2,217

28

Energy XXI Ltd.

73

147

Green Plains, Inc.

4,058

44

Jones Energy, Inc., Class A (a)

402

206

Pacific Ethanol, Inc. (a)

2,123

187

Renewable Energy Group, Inc. (a)

2,162

6

REX American Resources Corp. (a)

356

86

Stone Energy Corp. (a)

1,079

47

TransAtlantic Petroleum Ltd. (a)

239

636

Triangle Petroleum Corp. (a)

3,194

145

Warren Resources, Inc. (a)

66

47

Western Refining, Inc.

2,068

14

World Fuel Services Corp.

671

23,056

Total Energy

33,154

Financials — 22.3%

Banks — 8.1%

71

Banc of California, Inc.

982

64

BBCN Bancorp, Inc.

941

15

BNC Bancorp

280

37

Cathay General Bancorp

1,214

8

Community Trust Bancorp, Inc.

286

8

ConnectOne Bancorp, Inc.

164

88

Customers Bancorp, Inc. (a)

2,359

145

East West Bancorp, Inc.

6,507

84

Fidelity Southern Corp.

1,466

23

Financial Institutions, Inc.

566

292

First BanCorp, (Puerto Rico) (a)

1,409

11

First Business Financial Services, Inc.

525

108

First Commonwealth Financial Corp.

1,036

28

First Community Bancshares, Inc.

501

SHARES

SECURITY DESCRIPTION

VALUE($)

Banks — continued

24

First Financial Bancorp

434

21

First Merchants Corp.

521

44

First NBC Bank Holding Co. (a)

1,566

161

FirstMerit Corp.

3,364

157

Hanmi Financial Corp.

3,902

64

Hilltop Holdings, Inc. (a)

1,539

626

Huntington Bancshares, Inc.

7,084

5

IBERIABANK Corp.

362

20

MainSource Financial Group, Inc.

437

4

National Bankshares, Inc.

129

14

NBT Bancorp, Inc.

377

116

PacWest Bancorp

5,415

46

Pinnacle Financial Partners, Inc.

2,517

188

Popular, Inc., (Puerto Rico) (a)

5,434

50

Preferred Bank

1,487

24

PrivateBancorp, Inc.

944

7

Prosperity Bancshares, Inc.

416

27

Sierra Bancorp

462

65

Southwest Bancorp, Inc.

1,215

6

State Bank Financial Corp.

135

10

Stonegate Bank

300

65

Susquehanna Bancshares, Inc.

922

7

SVB Financial Group (a)

1,022

77

TriCo Bancshares

1,854

71

TriState Capital Holdings, Inc. (a)

911

29

Triumph Bancorp, Inc. (a)

376

13

WesBanco, Inc.

432

20

West Bancorporation, Inc.

401

309

Wilshire Bancorp, Inc.

3,904

9

Yadkin Financial Corp. (a)

193

66,291

Capital Markets — 1.3%

16

Arlington Asset Investment Corp., Class A

319

311

BGC Partners, Inc., Class A

2,720

107

Cowen Group, Inc., Class A (a)

686

15

Evercore Partners, Inc., Class A

809

7

INTL. FCStone, Inc. (a)

223

97

Investment Technology Group, Inc.

2,406

5

Oppenheimer Holdings, Inc., Class A

139

19

Piper Jaffray Cos. (a)

833

22

Stifel Financial Corp. (a)

1,259

16

Virtu Financial, Inc., Class A (a)

376

49

WisdomTree Investments, Inc.

1,065

10,835

SEE NOTES TO
FINANCIAL STATEMENTS.

20

J.P. MORGAN SMALL CAP FUNDS

JUNE 30, 2015

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Consumer Finance — 0.8%

82

Cash America International, Inc.

2,145

45

Encore Capital Group, Inc. (a)

1,936

75

Enova International, Inc. (a)

1,396

16

Nelnet, Inc., Class A

689

6,166

Diversified Financial Services — 0.1%

8

MarketAxess Holdings, Inc.

761

Insurance — 2.6%

189

American Equity Investment Life Holding Co.

5,097

35

Aspen Insurance Holdings Ltd., (Bermuda)

1,672

53

Atlas Financial Holdings, Inc. (a)

1,057

238

CNO Financial Group, Inc.

4,369

12

Crawford & Co., Class B

104

29

HCI Group, Inc.

1,295

8

Horace Mann Educators Corp.

302

132

Maiden Holdings Ltd., (Bermuda)

2,081

17

National General Holdings Corp.

346

17

Selective Insurance Group, Inc.

482

56

Stewart Information Services Corp.

2,241

39

Symetra Financial Corp.

950

19

United Fire Group, Inc.

622

6

Validus Holdings Ltd., (Bermuda)

254

20,872

Real Estate Investment Trusts (REITs) — 8.0%

5

Agree Realty Corp. (m)

140

56

American Assets Trust, Inc. (m)

2,184

21

American Campus Communities, Inc. (m)

795

429

Anworth Mortgage Asset Corp. (m)

2,116

46

Armada Hoffler Properties, Inc.

459

57

Ashford Hospitality Prime, Inc.

859

471

Ashford Hospitality Trust, Inc. (m)

3,985

93

Bluerock Residential Growth REIT, Inc.

1,179

331

Capstead Mortgage Corp. (m)

3,669

136

Chambers Street Properties

1,080

43

Chatham Lodging Trust (m)

1,133

37

Chesapeake Lodging Trust (m)

1,134

56

CoreSite Realty Corp. (m)

2,522

108

Cousins Properties, Inc. (m)

1,124

35

DCT Industrial Trust, Inc. (m)

1,091

46

DDR Corp. (m)

703

77

DiamondRock Hospitality Co. (m)

988

37

Education Realty Trust, Inc. (m)

1,175

217

First Industrial Realty Trust, Inc. (m)

4,055

15

Franklin Street Properties Corp. (m)

172

SHARES

SECURITY DESCRIPTION

VALUE($)

Real Estate Investment Trusts (REITs) — continued

95

GEO Group, Inc. (The)

3,245

25

Government Properties Income Trust (m)

471

7

Home Properties, Inc. (m)

541

28

Hudson Pacific Properties, Inc. (m)

783

30

LaSalle Hotel Properties (m)

1,050

19

LTC Properties, Inc. (m)

786

6

Mid-America Apartment Communities, Inc. (m)

418

16

Parkway Properties, Inc. (m)

270

37

Pebblebrook Hotel Trust (m)

1,595

29

Pennsylvania Real Estate Investment Trust (m)

610

88

PennyMac Mortgage Investment Trust (m)

1,530

102

Potlatch Corp. (m)

3,596

19

PS Business Parks, Inc. (m)

1,400

78

RAIT Financial Trust (m)

477

14

Ramco-Gershenson Properties Trust (m)

224

97

Redwood Trust, Inc. (m)

1,515

184

Retail Opportunity Investments Corp. (m)

2,874

100

RLJ Lodging Trust (m)

2,981

43

Silver Bay Realty Trust Corp.

692

149

Strategic Hotels & Resorts, Inc. (a) (m)

1,801

353

Summit Hotel Properties, Inc. (m)

4,598

7

Sun Communities, Inc. (m)

420

172

Sunstone Hotel Investors, Inc. (m)

2,589

28

UMH Properties, Inc. (m)

277

8

WP GLIMCHER, Inc.

109

65,415

Real Estate Management & Development — 0.2%

41

Alexander & Baldwin, Inc.

1,619

Thrifts & Mortgage Finance — 1.2%

11

BofI Holding, Inc. (a)

1,195

95

Flagstar Bancorp, Inc. (a)

1,761

193

HomeStreet, Inc. (a)

4,413

12

Meta Financial Group, Inc.

494

41

PennyMac Financial Services, Inc., Class A (a)

737

41

Walker & Dunlop, Inc. (a)

1,083

9

Washington Federal, Inc.

201

9,884

Total Financials

181,843

Health Care — 14.7%

Biotechnology — 6.5%

16

Acceleron Pharma, Inc. (a)

491

213

Achillion Pharmaceuticals, Inc. (a)

1,888

60

Acorda Therapeutics, Inc. (a)

2,010

3

Adamas Pharmaceuticals, Inc. (a)

87

SEE NOTES TO
FINANCIAL STATEMENTS.

JUNE 30, 2015

J.P. MORGAN SMALL CAP FUNDS

21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES

SECURITY DESCRIPTION

VALUE($)

Common Stocks — continued

Biotechnology — continued

33

Aduro Biotech, Inc. (a)

986

2

Agios Pharmaceuticals, Inc. (a)

189

61

Applied Genetic Technologies Corp. (a)

940

135

ARIAD Pharmaceuticals, Inc. (a)

1,112

35

Atara Biotherapeutics, Inc. (a)

1,841

54

aTyr Pharma, Inc. (a)

996

6

Avalanche Biotechnologies, Inc. (a)

89

37

Axovant Sciences Ltd., (Bermuda) (a)

750

55

Bellicum Pharmaceuticals, Inc. (a)

1,164

140

BioCryst Pharmaceuticals, Inc. (a)

2,093

25

Bluebird Bio, Inc. (a)

4,277

19

Blueprint Medicines Corp. (a)

501

24

Cara Therapeutics, Inc. (a)

292

111

Celldex Therapeutics, Inc. (a)

2,789

16

Clovis Oncology, Inc. (a)

1,441

56

Coherus Biosciences, Inc. (a)

1,621

29

Dicerna Pharmaceuticals, Inc. (a)

410

21

FibroGen, Inc. (a)

491

10

Ignyta, Inc. (a)

146

11

Immune Design Corp. (a)

219

168

Infinity Pharmaceuticals, Inc. (a)

1,835

55

Insmed, Inc. (a)

1,331

1

Intercept Pharmaceuticals, Inc. (a)

338

76

Invitae Corp. (a)

1,130

15

Isis Pharmaceuticals, Inc. (a)

886

4

Karyopharm Therapeutics, Inc. (a)

106

47

Kite Pharma, Inc. (a)

2,890

39

MacroGenics, Inc. (a)

1,477

84

Nivalis Therapeutics, Inc. (a)

1,277

285

Oncothyreon, Inc. (a)

1,066

4

Ophthotech Corp. (a)

208

20

Puma Biotechnology, Inc. (a)

2,370

17

Receptos, Inc. (a)

3,307

4

Sage Therapeutics, Inc. (a)

270

7

Seres Therapeutics, Inc. (a)

299

226

Threshold Pharmaceuticals, Inc. (a)

912

40

Tokai Pharmaceuticals, Inc. (a)

527

24

Ultragenyx Pharmaceutical, Inc. (a)

2,478

120

Vitae Pharmaceuticals, Inc. (a)

1,722

63

Xencor, Inc. (a)

1,389

9

Zafgen, Inc. (a)

301

52,942

Health Care Equipment & Supplies — 2.7%

418

Antares Pharma, Inc. (a)

869

102

Cynosure, Inc., Class A (a)

3,920

SHARES

SECURITY DESCRIPTION

VALUE($)

Health Care Equipment & Supplies — continued

3

Glaukos Corp. (a)

87

133

Greatbatch, Inc. (a)

7,155

16

ICU Medical, Inc. (a)

1,483

76

Inogen, Inc. (a)

3,385

65

Insulet Corp. (a)

2,024

56

NuVasive, Inc. (a)

2,635

21,558

Health Care Providers & Services — 3.3%

64

Amsurg Corp. (a)

4,500

120

BioTelemetry, Inc. (a)

1,131

107

Civitas Solutions, Inc. (a)

2,278

346

Cross Country Healthcare, Inc. (a)

4,383

99

Kindred Healthcare, Inc.

2,003

91

Molina Healthcare, Inc. (a)

6,362

48

Owens & Minor, Inc.

1,625

69

Surgical Care Affiliates, Inc. (a)

2,660

25

Teladoc, Inc. (a)

475

22

WellCare Health Plans, Inc. (a)

1,849

27,266

Health Care Technology — 0.4%

32

Evolent Health, Inc., Class A (a)

628

498

Merge Healthcare, Inc. (a)

2,390

3,018

Life Sciences Tools & Services — 0.8%

147

Cambrex Corp. (a)

6,459

Pharmaceuticals — 1.0%

53

Amphastar Pharmaceuticals, Inc. (a)

928

38

Flex Pharma, Inc. (a)

652

25

Lannett Co., Inc. (a)

1,492

56

Medicines Co. (The) (a)

1,608

34

Pacira Pharmaceuticals, Inc. (a)

2,419

27

Revance Therapeutics, Inc. (a)

870

5

ZS Pharma, Inc. (a)

272

8,241

Total Health Care

119,484

Industrials — 15.1%

Aerospace & Defense — 1.0%

77

AAR Corp.

2,444

82

Cubic Corp.

3,878

6

Curtiss-Wright Corp.

456

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Aerospace & Defense — continued
61	Engility Holdings, Inc.	1,525

		8,303

	Air Freight & Logistics — 0.5%
54	Atlas Air Worldwide Holdings, Inc. (a)	2,946
18	Park-Ohio Holdings Corp.	858

		3,804

	Airlines — 1.4%
65	Alaska Air Group, Inc.	4,175
316	Hawaiian Holdings, Inc. (a)	7,513

		11,688

	Building Products — 0.8%
103	American Woodmark Corp. (a)	5,661
44	Gibraltar Industries, Inc. (a)	894

		6,555

	Commercial Services & Supplies — 3.6%
159	ABM Industries, Inc.	5,236
678	ACCO Brands Corp. (a)	5,264
79	ARC Document Solutions, Inc. (a)	602
12	CECO Environmental Corp.	134
242	Cenveo, Inc. (a)	513
98	Deluxe Corp.	6,051
19	Essendant, Inc.	762
12	Herman Miller, Inc.	356
71	Kimball International, Inc., Class B	862
37	Matthews International Corp., Class A	1,982
104	Quad/Graphics, Inc.	1,921
139	Steelcase, Inc., Class A	2,636
3	UniFirst Corp.	291
18	Viad Corp.	488
73	West Corp.	2,182

		29,280

	Construction & Engineering — 0.9%
70	Argan, Inc.	2,827
68	EMCOR Group, Inc.	3,258
61	Tutor Perini Corp. (a)	1,315

		7,400

	Electrical Equipment — 1.0%
34	EnerSys	2,397
260	General Cable Corp.	5,126
16	Regal Beloit Corp.	1,147

		8,670

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 2.4%
27	Barnes Group, Inc.	1,068
23	Columbus McKinnon Corp.	573
74	Federal Signal Corp.	1,105
192	Global Brass & Copper Holdings, Inc.	3,257
24	Greenbrier Cos., Inc. (The)	1,143
10	Hurco Cos., Inc.	336
18	Hyster-Yale Materials Handling, Inc.	1,268
35	Kadant, Inc.	1,647
492	Meritor, Inc. (a)	6,459
5	Standex International Corp.	368
45	TriMas Corp. (a)	1,344
87	Wabash National Corp. (a)	1,088

		19,656

	Marine — 0.6%
111	Matson, Inc.	4,666

	Professional Services — 1.9%
219	Barrett Business Services, Inc.	7,958
22	CRA International, Inc. (a)	613
17	Heidrick & Struggles International, Inc.	435
93	Insperity, Inc.	4,729
9	Kelly Services, Inc., Class A	140
37	RPX Corp. (a)	618
11	TrueBlue, Inc. (a)	341
11	VSE Corp.	583

		15,417

	Road & Rail — 0.8%
3	AMERCO	883
120	ArcBest Corp.	3,829
11	Quality Distribution, Inc. (a)	162
55	Swift Transportation Co. (a)	1,256
12	Universal Truckload Services, Inc.	268

		6,398

	Trading Companies & Distributors — 0.2%
59	Univar, Inc. (a)	1,533

	Total Industrials	123,370

	Information Technology — 16.7%
	Communications Equipment — 0.6%
172	Aerohive Networks, Inc. (a)	1,198
75	Alliance Fiber Optic Products, Inc.	1,389
43	ARRIS Group, Inc. (a)	1,328
130	Extreme Networks, Inc. (a)	350
84	Polycom, Inc. (a)	959

		5,224

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Electronic Equipment, Instruments & Components — 3.0%
160	Benchmark Electronics, Inc. (a)	3,474
35	Fabrinet, (Thailand) (a)	659
81	Fitbit, Inc., Class A (a)	3,112
205	Insight Enterprises, Inc. (a)	6,140
141	Kimball Electronics, Inc. (a)	2,052
12	Littelfuse, Inc.	1,129
39	Methode Electronics, Inc.	1,082
53	Newport Corp. (a)	1,003
301	Sanmina Corp. (a)	6,062

		24,713

	Internet Software & Services — 2.3%
83	Apigee Corp. (a)	819
29	Appfolio, Inc., Class A (a)	406
200	Blucora, Inc. (a)	3,230
117	Carbonite, Inc. (a)	1,384
87	Cornerstone OnDemand, Inc. (a)	3,031
287	Five9, Inc. (a)	1,499
15	Q2 Holdings, Inc. (a)	415
105	WebMD Health Corp. (a)	4,642
124	Xactly Corp. (a)	1,062
46	Yelp, Inc. (a)	1,984

		18,472

	IT Services — 2.8%
23	CACI International, Inc., Class A (a)	1,828
11	EVERTEC, Inc., (Puerto Rico)	240
429	Global Cash Access Holdings, Inc. (a)	3,319
32	Heartland Payment Systems, Inc.	1,751
141	Science Applications International Corp.	7,447
33	Sykes Enterprises, Inc. (a)	798
355	Unisys Corp. (a)	7,098

		22,481

	Semiconductors & Semiconductor Equipment — 3.7%
41	Advanced Energy Industries, Inc. (a)	1,138
36	Alpha & Omega Semiconductor Ltd. (a)	317
116	Amkor Technology, Inc. (a)	696
33	Brooks Automation, Inc.	372
461	Cypress Semiconductor Corp. (a)	5,417
68	First Solar, Inc. (a)	3,185
71	Integrated Silicon Solution, Inc.	1,576
58	IXYS Corp.	881
58	Lattice Semiconductor Corp. (a)	343
21	Nanometrics, Inc. (a)	345
77	OmniVision Technologies, Inc. (a)	2,025
52	Pericom Semiconductor Corp.	685

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — continued
20	Qorvo, Inc. (a)	1,598
101	SunEdison, Inc. (a)	3,030
35	Synaptics, Inc. (a)	3,001
395	Ultra Clean Holdings, Inc. (a)	2,458
369	Xcerra Corp. (a)	2,796

		29,863

	Software — 4.3%
8	Aspen Technology, Inc. (a)	374
341	AVG Technologies N.V., (Netherlands) (a)	9,281
23	Fair Isaac Corp.	2,052
8	Manhattan Associates, Inc. (a)	459
36	Model N, Inc. (a)	426
175	Pegasystems, Inc.	3,997
74	Progress Software Corp. (a)	2,043
42	PTC, Inc. (a)	1,727
93	Qlik Technologies, Inc. (a)	3,241
25	Qualys, Inc. (a)	997
7	Rovi Corp. (a)	118
237	Take-Two Interactive Software, Inc. (a)	6,520
298	TeleCommunication Systems, Inc., Class A (a)	987
90	Varonis Systems, Inc. (a)	1,988
44	Zendesk, Inc. (a)	973

		35,183

	Technology Hardware, Storage & Peripherals — 0.0% (g)
12	Super Micro Computer, Inc. (a)	349

	Total Information Technology	136,285

	Materials — 3.2%
	Chemicals — 1.5%
66	A Schulman, Inc.	2,872
38	Axiall Corp.	1,356
95	FutureFuel Corp.	1,224
5	Innospec, Inc.	243
59	Minerals Technologies, Inc.	4,047
67	OMNOVA Solutions, Inc. (a)	503
75	Trinseo S.A. (a)	2,021

		12,266

	Containers & Packaging — 0.9%
227	Graphic Packaging Holding Co.	3,156
68	Rock-Tenn Co., Class A	4,112

		7,268

	Metals & Mining — 0.5%
144	Commercial Metals Co.	2,321
71	Worthington Industries, Inc.	2,146

		4,467

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Paper & Forest Products — 0.3%
63	Boise Cascade Co. (a)	2,311

	Total Materials	26,312

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.1%
137	8x8, Inc. (a)	1,224
63	General Communication, Inc., Class A (a)	1,067
34	IDT Corp., Class B	622
307	Inteliquent, Inc.	5,641
46	magicJack VocalTec Ltd., (Israel) (a)	345

		8,899

	Wireless Telecommunication Services — 0.2%
81	RingCentral, Inc., Class A (a)	1,492

	Total Telecommunication Services	10,391

	Utilities — 3.0%
	Electric Utilities — 1.1%
7	El Paso Electric Co.	232
19	Empire District Electric Co. (The)	419
31	IDACORP, Inc.	1,740
16	MGE Energy, Inc.	631
152	Portland General Electric Co.	5,034
51	Spark Energy, Inc., Class A	799
3	UIL Holdings Corp.	133
11	Westar Energy, Inc.	377

		9,365

	Gas Utilities — 0.7%
2	AGL Resources, Inc.	111
8	Chesapeake Utilities Corp.	423
18	Laclede Group, Inc. (The)	947
93	New Jersey Resources Corp.	2,548
15	Southwest Gas Corp.	814
10	WGL Holdings, Inc.	516

		5,359

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power & Renewable Electricity Producers — 1.1%
443	Atlantic Power Corp.	1,364
261	Dynegy, Inc. (a)	7,631
30	Vivint Solar, Inc. (a)	368

		9,363

	Water Utilities — 0.1%
21	American States Water Co.	785

	Total Utilities	24,872

	Total Common Stocks (Cost $594,334)	779,404

NUMBER OF RIGHTS
Right — 0.0% (g)
	Health Care — 0.0% (g)
	Life Sciences Tools & Services — 0.0% (g)
17	Furiex Pharmaceuticals, Inc. (a) (i) (Cost $—)	168

NUMBER OF WARRANTS
Warrant — 0.0%
	Financials — 0.0%
	Consumer Finance — 0.0%
2	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 2.8%
	Investment Company — 2.8%
22,565	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $22,565)	22,565

	Total Investments — 98.3% (Cost $616,899)	802,137
	Other Assets in Excess of Liabilities — 1.7% (c)	13,515

	NET ASSETS — 100.0%	$815,652

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
280	E-mini Russell 2000	09/18/15	USD	$35,011	$(368)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 95.2%
	Consumer Discretionary — 19.7%
	Auto Components — 1.6%
1,451	Dana Holding Corp.	29,864
424	Drew Industries, Inc.	24,580

		54,444

	Distributors — 1.8%
859	Pool Corp.	60,257

	Diversified Consumer Services — 1.8%
677	Ascent Capital Group, Inc., Class A (a)	28,931
954	ServiceMaster Global Holdings, Inc. (a)	34,507

		63,438

	Hotels, Restaurants & Leisure — 3.6%
1,153	Brinker International, Inc.	66,456
725	Monarch Casino & Resort, Inc. (a)	14,897
465	Papa John’s International, Inc.	35,150
124	Zoe’s Kitchen, Inc. (a)	5,072

		121,575

	Household Durables — 2.6%
1,703	Jarden Corp. (a)	88,119

	Leisure Products — 1.4%
527	Brunswick Corp.	26,793
1,018	Malibu Boats, Inc., Class A (a)	20,452

		47,245

	Media — 3.3%
1,024	Cinemark Holdings, Inc.	41,136
1,148	E.W. Scripps Co. (The), Class A	26,229
237	Journal Media Group, Inc.	1,967
526	Morningstar, Inc.	41,844

		111,176

	Specialty Retail — 1.7%
1,569	American Eagle Outfitters, Inc.	27,013
1,904	Chico’s FAS, Inc.	31,659

		58,672

	Textiles, Apparel & Luxury Goods — 1.9%
3,004	Crocs, Inc. (a)	44,182
774	Iconix Brand Group, Inc. (a)	19,338

		63,520

	Total Consumer Discretionary	668,446

	Consumer Staples — 3.3%
	Food Products — 1.3%
390	J&J Snack Foods Corp.	43,113

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — 2.0%
677	Spectrum Brands Holdings, Inc.	69,074

	Total Consumer Staples	112,187

	Energy — 3.3%
	Energy Equipment & Services — 1.8%
287	Dril-Quip, Inc. (a)	21,565
1,585	Patterson-UTI Energy, Inc.	29,827
382	Tidewater, Inc.	8,687

		60,079

	Oil, Gas & Consumable Fuels — 1.5%
288	Cimarex Energy Co.	31,769
1,449	Laredo Petroleum, Inc. (a)	18,231

		50,000

	Total Energy	110,079

	Financials — 21.2%
	Banks — 9.7%
2,747	Associated Banc-Corp.	55,674
1,236	BankUnited, Inc.	44,397
1,513	First Financial Bancorp	27,144
1,493	First Horizon National Corp. (m)	23,388
483	First Republic Bank	30,445
797	Glacier Bancorp, Inc.	23,445
1,240	Great Western Bancorp, Inc.	29,908
365	IBERIABANK Corp.	24,922
1,928	Umpqua Holdings Corp.	34,689
1,029	Western Alliance Bancorp (a)	34,740

		328,752

	Capital Markets — 4.4%
698	Eaton Vance Corp.	27,331
586	Greenhill & Co., Inc.	24,210
1,184	HFF, Inc., Class A	49,391
1,336	Janus Capital Group, Inc.	22,880
861	Moelis & Co., Class A	24,724

		148,536

	Insurance — 1.5%
1,100	ProAssurance Corp.	50,817

	Real Estate Investment Trusts (REITs) — 4.6%
540	EastGroup Properties, Inc. (m)	30,376
481	Mid-America Apartment Communities, Inc. (m)	34,988
1,163	National Retail Properties, Inc. (m)	40,710
1,724	RLJ Lodging Trust (m)	51,337

		157,411

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Management & Development — 1.0%
109	Marcus & Millichap, Inc. (a)	5,042
616	Realogy Holdings Corp. (a)	28,756

		33,798

	Total Financials	719,314

	Health Care — 10.2%
	Health Care Equipment & Supplies — 3.1%
828	IDEXX Laboratories, Inc. (a)	53,096
890	West Pharmaceutical Services, Inc.	51,694

		104,790

	Health Care Providers & Services — 5.5%
676	Centene Corp. (a)	54,389
912	Hanger, Inc. (a)	21,388
273	HealthEquity, Inc. (a)	8,744
983	HealthSouth Corp.	45,272
406	Magellan Health, Inc. (a)	28,477
326	WellCare Health Plans, Inc. (a)	27,661

		185,931

	Health Care Technology — 0.3%
254	Omnicell, Inc. (a)	9,594

	Pharmaceuticals — 1.3%
1,586	Catalent, Inc. (a)	46,522

	Total Health Care	346,837

	Industrials — 17.2%
	Air Freight & Logistics — 0.6%
392	Forward Air Corp.	20,482

	Building Products — 0.0% (g)
22	Ply Gem Holdings, Inc. (a)	254

	Commercial Services & Supplies — 5.9%
521	Brady Corp., Class A	12,880
1,180	Herman Miller, Inc.	34,130
1,087	KAR Auction Services, Inc.	40,671
303	US Ecology, Inc.	14,783
2,061	Waste Connections, Inc.	97,116

		199,580

	Construction & Engineering — 0.5%
812	Comfort Systems USA, Inc.	18,640

	Electrical Equipment — 1.7%
945	Generac Holdings, Inc. (a)	37,581
274	Regal Beloit Corp.	19,872

		57,453

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 6.6%
1,074	Allison Transmission Holdings, Inc.	31,427
1,009	Altra Industrial Motion Corp.	27,425
1,119	Douglas Dynamics, Inc.	24,027
620	RBC Bearings, Inc. (a)	44,519
1,349	Rexnord Corp. (a)	32,264
949	Toro Co. (The)	64,301

		223,963

	Road & Rail — 1.1%
1,063	Knight Transportation, Inc.	28,425
138	Landstar System, Inc.	9,241

		37,666

	Trading Companies & Distributors — 0.8%
214	Watsco, Inc.	26,516

	Total Industrials	584,554

	Information Technology — 12.3%
	Electronic Equipment, Instruments & Components — 1.6%
281	Anixter International, Inc. (a)	18,324
431	FEI Co.	35,719

		54,043

	Internet Software & Services — 2.4%
828	GrubHub, Inc. (a)	28,222
1,285	Q2 Holdings, Inc. (a)	36,313
301	Shutterstock, Inc. (a)	17,654

		82,189

	IT Services — 1.2%
1,025	CoreLogic, Inc. (a)	40,690

	Semiconductors & Semiconductor Equipment — 0.3%
207	Freescale Semiconductor Ltd. (a)	8,260

	Software — 6.8%
678	Advent Software, Inc.	29,978
187	FactSet Research Systems, Inc.	30,470
377	Guidewire Software, Inc. (a)	19,941
383	Imperva, Inc. (a)	25,900
1,708	Monotype Imaging Holdings, Inc.	41,182
259	NetSuite, Inc. (a)	23,788
2,228	Rovi Corp. (a)	35,531
211	Splunk, Inc. (a)	14,704
82	Tyler Technologies, Inc. (a)	10,545

		232,039

	Total Information Technology	417,221

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Materials — 5.3%
	Containers & Packaging — 5.3%
948	AptarGroup, Inc.	60,469
1,216	Crown Holdings, Inc. (a)	64,346
1,063	Silgan Holdings, Inc.	56,091

	Total Materials	180,906

	Utilities — 2.7%
	Electric Utilities — 1.5%
1,542	Portland General Electric Co.	51,146

	Multi-Utilities — 1.2%
847	NorthWestern Corp.	41,303

	Total Utilities	92,449

	Total Common Stocks (Cost $2,021,664)	3,231,993

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 4.8%
	Investment Company — 4.8%
161,301	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $161,301)	161,301

	Total Investments — 100.0% (Cost $2,182,965)	3,393,294
	Other Assets in Excess of Liabilities — 0.0% (g)	544

	NET ASSETS — 100.0%	$3,393,838

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.6%
	Consumer Discretionary — 13.7%
	Distributors — 1.4%
252	Pool Corp. (m)	17,660

	Diversified Consumer Services — 1.5%
599	2U, Inc. (a)	19,269

	Hotels, Restaurants & Leisure — 1.1%
403	Boyd Gaming Corp. (a) (m)	6,032
65	Vail Resorts, Inc.	7,115

		13,147

	Household Durables — 0.5%
415	TRI Pointe Homes, Inc. (a)	6,344

	Internet & Catalog Retail — 2.0%
165	HomeAway, Inc. (a)	5,142
525	Wayfair, Inc., Class A (a)	19,748

		24,890

	Multiline Retail — 0.3%
378	Tuesday Morning Corp. (a)	4,253

	Specialty Retail — 5.1%
491	Container Store Group, Inc. (The) (a)	8,289
161	Lithia Motors, Inc., Class A	18,197
295	Men’s Wearhouse, Inc. (The)	18,927
185	Penske Automotive Group, Inc. (m)	9,662
209	Vitamin Shoppe, Inc. (a)	7,774

		62,849

	Textiles, Apparel & Luxury Goods — 1.8%
352	Kate Spade & Co. (a) (m)	7,576
510	Wolverine World Wide, Inc.	14,532

		22,108

	Total Consumer Discretionary	170,520

	Consumer Staples — 1.9%
	Food Products — 1.9%
366	Diamond Foods, Inc. (a)	11,475
671	Freshpet, Inc. (a)	12,489

	Total Consumer Staples	23,964

	Energy — 2.6%
	Energy Equipment & Services — 1.2%
116	Dril-Quip, Inc. (a)	8,764
342	Forum Energy Technologies, Inc. (a)	6,939

		15,703

	Oil, Gas & Consumable Fuels — 1.4%
278	Delek U.S. Holdings, Inc.	10,226

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — continued
535	Laredo Petroleum, Inc. (a)	6,724

		16,950

	Total Energy	32,653

	Financials — 9.2%
	Banks — 2.7%
265	PrivateBancorp, Inc.	10,543
72	Signature Bank (a)	10,582
209	Texas Capital Bancshares, Inc. (a)	13,010

		34,135

	Capital Markets — 2.4%
81	Evercore Partners, Inc., Class A	4,345
425	Financial Engines, Inc.	18,059
820	PennantPark Investment Corp.	7,204

		29,608

	Insurance — 0.8%
159	AmTrust Financial Services, Inc.	10,405

	Real Estate Investment Trusts (REITs) — 0.9%
89	EastGroup Properties, Inc. (m)	5,025
137	Highwoods Properties, Inc. (m)	5,467

		10,492

	Real Estate Management & Development — 0.8%
279	RE/MAX Holdings, Inc., Class A	9,924

	Thrifts & Mortgage Finance — 1.6%
185	BofI Holding, Inc. (a)	19,590

	Total Financials	114,154

	Health Care — 26.7%
	Biotechnology — 12.0%
251	ACADIA Pharmaceuticals, Inc. (a)	10,528
179	Acceleron Pharma, Inc. (a)	5,665
524	Arrowhead Research Corp. (a)	3,744
117	Avalanche Biotechnologies, Inc. (a)	1,900
128	Axovant Sciences Ltd., (Bermuda) (a)	2,608
166	Bellicum Pharmaceuticals, Inc. (a)	3,532
197	Chimerix, Inc. (a)	9,102
334	Coherus Biosciences, Inc. (a)	9,659
231	Exact Sciences Corp. (a)	6,873
255	FibroGen, Inc. (a)	6,003
450	Halozyme Therapeutics, Inc. (a)	10,163
445	Ignyta, Inc. (a)	6,722
475	Insmed, Inc. (a)	11,597
119	Intrexon Corp. (a)	5,784
253	Invitae Corp. (a)	3,766

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
483	Keryx Biopharmaceuticals, Inc. (a)	4,816
149	Kite Pharma, Inc. (a)	9,062
239	Portola Pharmaceuticals, Inc. (a)	10,904
46	Puma Biotechnology, Inc. (a)	5,395
41	Receptos, Inc. (a)	7,767
137	Sage Therapeutics, Inc. (a)	9,975
221	Versartis, Inc. (a)	3,362

		148,927

	Health Care Equipment & Supplies — 5.5%
974	GenMark Diagnostics, Inc. (a)	8,826
374	Insulet Corp. (a)	11,577
447	K2M Group Holdings, Inc. (a)	10,736
150	Nevro Corp. (a)	8,036
981	Novadaq Technologies, Inc., (Canada) (a)	11,881
843	Syneron Medical Ltd., (Israel) (a)	8,951
3,845	Unilife Corp. (a)	8,267

		68,274

	Health Care Providers & Services — 3.9%
253	Acadia Healthcare Co., Inc. (a)	19,835
318	Surgical Care Affiliates, Inc. (a)	12,198
56	Teladoc, Inc. (a)	1,062
191	WellCare Health Plans, Inc. (a)	16,165

		49,260

	Health Care Technology — 1.9%
347	Evolent Health, Inc., Class A (a)	6,775
588	Veeva Systems, Inc., Class A (a)	16,478

		23,253

	Life Sciences Tools & Services — 0.8%
421	Fluidigm Corp. (a)	10,184

	Pharmaceuticals — 2.6%
353	Horizon Pharma plc, (Ireland) (a)	12,249
417	Nektar Therapeutics (a)	5,220
225	Revance Therapeutics, Inc. (a)	7,206
304	Sagent Pharmaceuticals, Inc. (a)	7,386

		32,061

	Total Health Care	331,959

	Industrials — 16.3%
	Aerospace & Defense — 1.5%
131	HEICO Corp. (m)	7,645
220	Hexcel Corp. (m)	10,939

		18,584

SHARES	SECURITY DESCRIPTION	VALUE($)

	Air Freight & Logistics — 0.6%
175	XPO Logistics, Inc. (a)	7,903

	Airlines — 0.6%
125	Spirit Airlines, Inc. (a)	7,746

	Building Products — 5.6%
328	Advanced Drainage Systems, Inc.	9,625
176	Caesarstone Sdot-Yam Ltd., (Israel)	12,037
133	Fortune Brands Home & Security, Inc.	6,092
109	Lennox International, Inc.	11,785
150	Masonite International Corp. (a)	10,491
390	Trex Co., Inc. (a)	19,254

		69,284

	Electrical Equipment — 1.7%
115	Acuity Brands, Inc.	20,787

	Industrial Conglomerates — 1.1%
138	Carlisle Cos., Inc. (m)	13,815

	Machinery — 2.0%
125	Graco, Inc. (m)	8,871
143	Middleby Corp. (The) (a)	16,000

		24,871

	Road & Rail — 0.7%
127	Old Dominion Freight Line, Inc. (a)	8,734

	Trading Companies & Distributors — 2.5%
374	Rush Enterprises, Inc., Class A (a)	9,801
173	Watsco, Inc. (m)	21,406

		31,207

	Total Industrials	202,931

	Information Technology — 25.9%
	Communications Equipment — 1.5%
546	Ciena Corp. (a) (m)	12,920
602	Ruckus Wireless, Inc. (a)	6,223

		19,143

	Electronic Equipment, Instruments & Components — 0.5%
176	Fitbit, Inc., Class A (a)	6,736

	Internet Software & Services — 8.6%
287	Cornerstone OnDemand, Inc. (a)	10,003
83	CoStar Group, Inc. (a)	16,737
101	Dealertrack Technologies, Inc. (a)	6,358
213	Demandware, Inc. (a)	15,131
318	Envestnet, Inc. (a)	12,865
365	GoDaddy, Inc., Class A (a)	10,303
335	GrubHub, Inc. (a)	11,400
308	Marketo, Inc. (a)	8,643

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Internet Software & Services — continued
411	RetailMeNot, Inc. (a)	7,336
242	Shopify, Inc., (Canada), Class A (a)	8,222

		106,998

	Semiconductors & Semiconductor Equipment — 5.3%
170	Cavium, Inc. (a)	11,691
569	Inphi Corp. (a)	13,009
433	M/A-COM Technology Solutions Holdings, Inc. (a)	16,556
259	MKS Instruments, Inc.	9,837
299	Monolithic Power Systems, Inc.	15,172

		66,265

	Software — 8.9%
294	Barracuda Networks, Inc. (a)	11,634
178	CommVault Systems, Inc. (a)	7,533
275	Fleetmatics Group plc, (Ireland) (a)	12,893
226	Fortinet, Inc. (a)	9,357
309	Guidewire Software, Inc. (a)	16,358
150	HubSpot, Inc. (a)	7,428
227	Imperva, Inc. (a)	15,342
242	Proofpoint, Inc. (a)	15,424
73	Tableau Software, Inc., Class A (a)	8,437
264	Zendesk, Inc. (a)	5,861

		110,267

SHARES	SECURITY DESCRIPTION	VALUE($)

	Technology Hardware, Storage & Peripherals — 1.1%
470	Nimble Storage, Inc. (a)	13,197

	Total Information Technology	322,606

	Materials — 1.0%
	Construction Materials — 1.0%
161	Eagle Materials, Inc.	12,305

	Telecommunication Services — 1.3%
	Wireless Telecommunication Services — 1.3%
647	Boingo Wireless, Inc. (a)	5,346
615	RingCentral, Inc., Class A (a)	11,365

	Total Telecommunication Services	16,711

	Total Common Stocks (Cost $882,295)	1,227,803

Short-Term Investment — 0.6%
	Investment Company — 0.6%
7,123	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $7,123)	7,123

	Total Investments — 99.2% (Cost $889,418)	1,234,926
	Other Assets in Excess of Liabilities — 0.8%	10,143

	NET ASSETS — 100.0%	$1,245,069

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.7%
	Consumer Discretionary — 9.6%
	Auto Components — 1.4%
604	Cooper Tire & Rubber Co.	20,437
170	Dana Holding Corp.	3,503
180	Stoneridge, Inc. (a)	2,103

		26,043

	Distributors — 0.1%
98	VOXX International Corp. (a)	813

	Diversified Consumer Services — 1.2%
69	Ascent Capital Group, Inc., Class A (a)	2,928
449	K12, Inc. (a)	5,682
761	Regis Corp. (a)	11,995
43	Steiner Leisure Ltd., (Bahamas) (a)	2,302

		22,907

	Hotels, Restaurants & Leisure — 1.7%
133	Bob Evans Farms, Inc.	6,764
10	Bojangles’, Inc. (a)	243
64	Dave & Buster’s Entertainment, Inc. (a)	2,321
14	Fogo De Chao, Inc. (a)	313
748	Isle of Capri Casinos, Inc. (a)	13,583
21	Jack in the Box, Inc.	1,825
71	Ruby Tuesday, Inc. (a)	443
303	Ruth’s Hospitality Group, Inc.	4,877
36	Scientific Games Corp., Class A (a)	556
45	Speedway Motorsports, Inc.	1,024

		31,949

	Household Durables — 0.8%
115	CSS Industries, Inc.	3,488
106	Leggett & Platt, Inc.	5,140
43	MDC Holdings, Inc.	1,286
30	NACCO Industries, Inc., Class A	1,841
76	Ryland Group, Inc. (The)	3,529

		15,284

	Leisure Products — 0.2%
184	Nautilus, Inc. (a)	3,958

	Media — 1.3%
712	E.W. Scripps Co. (The), Class A	16,258
201	Entercom Communications Corp., Class A (a)	2,290
10	Saga Communications, Inc., Class A	376
243	Time, Inc.	5,580

		24,504

	Multiline Retail — 0.8%
138	Dillard’s, Inc., Class A	14,516

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 1.4%
90	Build-A-Bear Workshop, Inc. (a)	1,433
301	Children’s Place, Inc. (The)	19,669
242	Guess?, Inc.	4,643
90	hhgregg, Inc. (a)	301
37	Party City Holdco, Inc. (a)	752

		26,798

	Textiles, Apparel & Luxury Goods — 0.7%
292	Iconix Brand Group, Inc. (a)	7,294
152	Unifi, Inc. (a)	5,098

		12,392

	Total Consumer Discretionary	179,164

	Consumer Staples — 2.4%
	Food & Staples Retailing — 0.4%
201	Smart & Final Stores, Inc. (a)	3,597
94	SpartanNash Co.	3,049

		6,646

	Food Products — 0.7%
12	Farmer Bros Co. (a)	284
115	Fresh Del Monte Produce, Inc.	4,434
168	Pinnacle Foods, Inc.	7,633
6	Sanderson Farms, Inc.	436
15	Seneca Foods Corp., Class A (a)	403

		13,190

	Household Products — 0.4%
673	Central Garden & Pet Co., Class A (a)	7,680

	Tobacco — 0.9%
291	Universal Corp.	16,652

	Total Consumer Staples	44,168

	Energy — 6.1%
	Energy Equipment & Services — 2.6%
135	Atwood Oceanics, Inc.	3,575
227	Gulfmark Offshore, Inc., Class A	2,628
820	Helix Energy Solutions Group, Inc. (a)	10,352
2,780	Key Energy Services, Inc. (a)	5,004
10	Mitcham Industries, Inc. (a)	43
650	North Atlantic Drilling Ltd., (Norway)	774
343	Parker Drilling Co. (a)	1,138
1,451	Pioneer Energy Services Corp. (a)	9,199
134	SEACOR Holdings, Inc. (a)	9,506
256	Unit Corp. (a)	6,947

		49,166

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Oil, Gas & Consumable Fuels — 3.5%
5	Adams Resources & Energy, Inc.	210
102	Alon USA Energy, Inc.	1,922
331	Approach Resources, Inc. (a)	2,264
1,866	Bill Barrett Corp. (a)	16,033
497	Cloud Peak Energy, Inc. (a)	2,316
453	EXCO Resources, Inc.	535
237	Frontline Ltd., (Bermuda) (a)	577
251	Gastar Exploration, Inc. (a)	775
2,288	Halcon Resources Corp. (a)	2,654
256	Jones Energy, Inc., Class A (a)	2,320
104	Midstates Petroleum Co., Inc. (a)	97
38	Pacific Ethanol, Inc. (a)	395
1,856	Penn Virginia Corp. (a)	8,129
299	REX American Resources Corp. (a)	19,028
639	Rex Energy Corp. (a)	3,569
543	SandRidge Energy, Inc. (a)	476
80	Stone Energy Corp. (a)	1,002
611	VAALCO Energy, Inc. (a)	1,306
306	W&T Offshore, Inc.	1,677
133	Warren Resources, Inc. (a)	61

		65,346

	Total Energy	114,512

	Financials — 38.5%
	Banks — 16.2%
109	1st Source Corp.	3,719
7	American National Bankshares, Inc.	164
71	BancFirst Corp.	4,660
415	BancorpSouth, Inc.	10,690
182	Bank of Hawaii Corp.	12,116
68	Banner Corp.	3,278
392	BBCN Bancorp, Inc.	5,804
21	Bridge Capital Holdings (a)	638
258	Capital Bank Financial Corp., Class A (a)	7,497
92	Cascade Bancorp (a)	479
229	Cathay General Bancorp	7,434
564	Central Pacific Financial Corp.	13,383
9	Century Bancorp, Inc., Class A	370
80	Chemical Financial Corp.	2,655
21	Citizens & Northern Corp.	440
161	City Holding Co.	7,915
109	CoBiz Financial, Inc.	1,418
60	Columbia Banking System, Inc.	1,966
151	Community Bank System, Inc.	5,692
136	Community Trust Bancorp, Inc.	4,741
187	Customers Bancorp, Inc. (a)	5,018

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
14	East West Bancorp, Inc.	625
77	Financial Institutions, Inc.	1,920
34	First Bancorp	560
1,418	First BanCorp, (Puerto Rico) (a)	6,837
461	First Busey Corp.	3,027
9	First Citizens BancShares, Inc., Class A	2,420
1,414	First Commonwealth Financial Corp.	13,555
51	First Community Bancshares, Inc.	937
126	First Financial Bancorp	2,259
84	First Financial Bankshares, Inc.	2,913
103	First Interstate BancSystem, Inc., Class A	2,857
170	Flushing Financial Corp.	3,572
517	FNB Corp.	7,401
236	Glacier Bancorp, Inc.	6,934
41	Great Southern Bancorp, Inc.	1,719
29	Guaranty Bancorp	479
369	Hancock Holding Co.	11,788
60	Heartland Financial USA, Inc.	2,233
27	Heritage Financial Corp.	483
77	Hudson Valley Holding Corp.	2,175
68	Lakeland Bancorp, Inc.	814
31	Lakeland Financial Corp.	1,340
186	MainSource Financial Group, Inc.	4,078
133	MB Financial, Inc.	4,577
65	Metro Bancorp, Inc.	1,710
52	National Penn Bancshares, Inc.	588
625	OFG Bancorp, (Puerto Rico)	6,672
87	Pacific Continental Corp.	1,177
173	PacWest Bancorp	8,080
20	Preferred Bank	586
22	Republic Bancorp, Inc., Class A	560
24	S&T Bancorp, Inc.	719
19	Sierra Bancorp	327
84	Simmons First National Corp., Class A	3,912
20	Southside Bancshares, Inc.	575
142	Southwest Bancorp, Inc.	2,633
64	State Bank Financial Corp.	1,387
14	Stock Yards Bancorp, Inc.	529
19	Suffolk Bancorp	493
398	Susquehanna Bancshares, Inc.	5,624
490	TCF Financial Corp.	8,132
44	Tompkins Financial Corp.	2,358
160	Trustmark Corp.	3,992
208	UMB Financial Corp.	11,854
655	Umpqua Holdings Corp.	11,789

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Banks — continued
468	Union Bankshares Corp.	10,871
84	Valley National Bancorp	866
42	Washington Trust Bancorp, Inc.	1,670
124	Webster Financial Corp.	4,904
17	WesBanco, Inc.	568
46	West Bancorporation, Inc.	913
309	Westamerica Bancorporation	15,656
722	Wilshire Bancorp, Inc.	9,113

		303,838

	Capital Markets — 1.5%
114	Arlington Asset Investment Corp., Class A	2,238
269	BGC Partners, Inc., Class A	2,351
802	Cowen Group, Inc., Class A (a)	5,135
25	INTL. FCStone, Inc. (a)	831
336	Investment Technology Group, Inc.	8,343
74	Janus Capital Group, Inc.	1,272
62	Oppenheimer Holdings, Inc., Class A	1,635
96	Stifel Financial Corp. (a)	5,554
43	Virtu Financial, Inc., Class A (a)	1,019

		28,378

	Consumer Finance — 0.5%
122	Nelnet, Inc., Class A	5,297
66	World Acceptance Corp. (a)	4,041

		9,338

	Diversified Financial Services — 0.0% (g)
55	Marlin Business Services Corp.	933

	Insurance — 4.7%
425	American Equity Investment Life Holding Co.	11,472
38	Arch Capital Group Ltd., (Bermuda) (a)	2,534
137	Argo Group International Holdings Ltd., (Bermuda)	7,614
1,056	CNO Financial Group, Inc.	19,379
13	Global Indemnity plc, (Ireland) (a)	359
81	Hallmark Financial Services (a)	923
260	Horace Mann Educators Corp.	9,463
43	Kemper Corp.	1,665
101	Maiden Holdings Ltd., (Bermuda)	1,600
40	Navigators Group, Inc. (The) (a)	3,071
121	Primerica, Inc.	5,515
195	ProAssurance Corp.	8,997
71	StanCorp Financial Group, Inc.	5,353
351	Symetra Financial Corp.	8,474
19	United Fire Group, Inc.	626

		87,045

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — 13.0%
26	American Assets Trust, Inc.	1,000
2,636	Anworth Mortgage Asset Corp. (m)	12,993
218	Apartment Investment & Management Co., Class A (m)	8,051
145	Ashford Hospitality Prime, Inc.	2,181
726	Ashford Hospitality Trust, Inc. (m)	6,144
1,203	Capstead Mortgage Corp. (m)	13,356
465	CBL & Associates Properties, Inc. (m)	7,535
218	Cedar Realty Trust, Inc. (m)	1,398
537	Chambers Street Properties	4,266
370	CoreSite Realty Corp.	16,804
609	CubeSmart	14,109
49	CyrusOne, Inc.	1,434
2,246	CYS Investments, Inc.	17,365
529	DCT Industrial Trust, Inc.	16,626
353	DiamondRock Hospitality Co.	4,520
77	DuPont Fabros Technology, Inc.	2,265
97	Education Realty Trust, Inc.	3,046
84	EPR Properties (m)	4,574
787	FelCor Lodging Trust, Inc. (m)	7,773
139	First Industrial Realty Trust, Inc. (m)	2,611
541	First Potomac Realty Trust	5,567
180	Franklin Street Properties Corp.	2,031
161	Getty Realty Corp. (m)	2,632
81	Gladstone Commercial Corp. (m)	1,338
380	Government Properties Income Trust	7,043
65	Highwoods Properties, Inc. (m)	2,581
73	Home Properties, Inc. (m)	5,325
176	Hospitality Properties Trust (m)	5,081
88	LaSalle Hotel Properties (m)	3,117
109	LTC Properties, Inc. (m)	4,547
16	Mid-America Apartment Communities, Inc. (m)	1,156
142	Pebblebrook Hotel Trust	6,102
332	Pennsylvania Real Estate Investment Trust (m)	7,087
338	Potlatch Corp. (m)	11,924
39	PS Business Parks, Inc. (m)	2,843
34	QTS Realty Trust, Inc., Class A	1,254
1,047	RAIT Financial Trust (m)	6,397
13	Saul Centers, Inc. (m)	644
84	Strategic Hotels & Resorts, Inc. (a)	1,014
484	Sunstone Hotel Investors, Inc.	7,260
15	Taubman Centers, Inc. (m)	1,056
86	Urstadt Biddle Properties, Inc., Class A (m)	1,610
271	Washington Real Estate Investment Trust (m)	7,025
7	WP GLIMCHER, Inc.	90

		242,775

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Real Estate Management & Development — 1.2%
227	Alexander & Baldwin, Inc.	8,944
516	Forestar Group, Inc. (a)	6,795
399	St. Joe Co. (The) (a)	6,190

		21,929

	Thrifts & Mortgage Finance — 1.4%
27	BankFinancial Corp.	313
118	Beneficial Bancorp, Inc. (a)	1,479
83	Brookline Bancorp, Inc.	941
304	Charter Financial Corp.	3,771
3	First Financial Northwest, Inc.	32
30	Fox Chase Bancorp, Inc.	504
22	Kearny Financial Corp. (a)	244
114	MGIC Investment Corp. (a)	1,299
686	Northfield Bancorp, Inc.	10,329
62	OceanFirst Financial Corp.	1,162
18	Territorial Bancorp, Inc.	427
107	United Financial Bancorp, Inc.	1,443
57	Walker & Dunlop, Inc. (a)	1,530
85	WSFS Financial Corp.	2,311

		25,785

	Total Financials	720,021

	Health Care — 5.2%
	Biotechnology — 1.1%
32	Agios Pharmaceuticals, Inc. (a)	3,501
11	Applied Genetic Technologies Corp. (a)	169
38	Ardelyx, Inc. (a)	607
12	Avalanche Biotechnologies, Inc. (a)	198
46	Cara Therapeutics, Inc. (a)	559
27	Dicerna Pharmaceuticals, Inc. (a)	372
20	Epizyme, Inc. (a)	485
723	Idera Pharmaceuticals, Inc. (a)	2,684
12	Ignyta, Inc. (a)	184
23	Immune Design Corp. (a)	471
69	Insmed, Inc. (a)	1,680
9	Karyopharm Therapeutics, Inc. (a)	250
17	Kite Pharma, Inc. (a)	1,048
23	MacroGenics, Inc. (a)	885
68	Radius Health, Inc. (a)	4,624
8	Sage Therapeutics, Inc. (a)	591
19	Ultragenyx Pharmaceutical, Inc. (a)	1,925
57	Verastem, Inc. (a)	430
16	Zafgen, Inc. (a)	568

		21,231

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — 1.5%
45	Inogen, Inc. (a)	1,989
99	NuVasive, Inc. (a)	4,700
188	SurModics, Inc. (a)	4,398
363	Thoratec Corp. (a)	16,188

		27,275

	Health Care Providers & Services — 1.8%
34	Alliance HealthCare Services, Inc. (a)	638
139	Centene Corp. (a)	11,192
685	Cross Country Healthcare, Inc. (a)	8,687
189	Select Medical Holdings Corp.	3,065
270	Surgical Care Affiliates, Inc. (a)	10,370

		33,952

	Health Care Technology — 0.4%
339	MedAssets, Inc. (a)	7,476

	Life Sciences Tools & Services — 0.1%
78	Affymetrix, Inc. (a)	847

	Pharmaceuticals — 0.3%
94	Amphastar Pharmaceuticals, Inc. (a)	1,656
95	Medicines Co. (The) (a)	2,704
29	Revance Therapeutics, Inc. (a)	911
9	ZS Pharma, Inc. (a)	493

		5,764

	Total Health Care	96,545

	Industrials — 13.3%
	Aerospace & Defense — 1.6%
632	AAR Corp.	20,148
124	Engility Holdings, Inc.	3,115
70	Moog, Inc., Class A (a)	4,912
17	National Presto Industries, Inc.	1,390

		29,565

	Air Freight & Logistics — 0.7%
232	Atlas Air Worldwide Holdings, Inc. (a)	12,745

	Airlines — 0.3%
93	Alaska Air Group, Inc.	5,973

	Building Products — 0.4%
374	Gibraltar Industries, Inc. (a)	7,626

	Commercial Services & Supplies — 2.2%
67	ABM Industries, Inc.	2,191
1,477	ACCO Brands Corp. (a)	11,473
149	ARC Document Solutions, Inc. (a)	1,135
890	Cenveo, Inc. (a)	1,886
93	Ennis, Inc.	1,723

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — continued
278	Essendant, Inc.	10,908
95	HNI Corp.	4,844
15	Kimball International, Inc., Class B	180
321	Quad/Graphics, Inc.	5,940

		40,280

	Construction & Engineering — 1.7%
279	Argan, Inc.	11,236
156	Comfort Systems USA, Inc.	3,571
339	EMCOR Group, Inc.	16,199

		31,006

	Electrical Equipment — 0.4%
208	General Cable Corp.	4,096
66	GrafTech International Ltd. (a)	325
156	LSI Industries, Inc.	1,461
20	Polypore International, Inc. (a)	1,192

		7,074

	Machinery — 2.4%
91	Accuride Corp. (a)	350
106	AGCO Corp.	5,996
298	Briggs & Stratton Corp.	5,740
413	Douglas Dynamics, Inc.	8,871
221	Federal Signal Corp.	3,301
71	Hurco Cos., Inc.	2,472
76	Hyster-Yale Materials Handling, Inc.	5,293
146	Kadant, Inc.	6,891
327	Mueller Water Products, Inc., Class A	2,971
205	Wabash National Corp. (a)	2,568
23	Watts Water Technologies, Inc., Class A	1,193

		45,646

	Marine — 0.6%
289	Matson, Inc.	12,149

	Professional Services — 1.8%
192	Barrett Business Services, Inc.	6,977
31	CRA International, Inc. (a)	853
436	FTI Consulting, Inc. (a)	17,968
181	RPX Corp. (a)	3,066
76	VSE Corp.	4,040

		32,904

	Road & Rail — 0.9%
5	AMERCO	1,635
238	ArcBest Corp.	7,581
60	PAM Transportation Services, Inc. (a)	3,454
178	USA Truck, Inc. (a)	3,779

		16,449

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.3%
58	DXP Enterprises, Inc. (a)	2,683
149	Univar, Inc. (a)	3,886

		6,569

	Total Industrials	247,986

	Information Technology — 10.7%
	Communications Equipment — 1.6%
231	Black Box Corp.	4,620
167	Comtech Telecommunications Corp.	4,843
882	Harmonic, Inc. (a)	6,025
177	NETGEAR, Inc. (a)	5,322
759	Polycom, Inc. (a)	8,684

		29,494

	Electronic Equipment, Instruments & Components — 1.7%
548	Benchmark Electronics, Inc. (a)	11,924
104	Checkpoint Systems, Inc.	1,060
71	Coherent, Inc. (a)	4,488
249	Insight Enterprises, Inc. (a)	7,460
171	Sanmina Corp. (a)	3,447
24	Tech Data Corp. (a)	1,358
157	Vishay Intertechnology, Inc.	1,833

		31,570

	Internet Software & Services — 1.4%
634	Bazaarvoice, Inc. (a)	3,734
102	Benefitfocus, Inc. (a)	4,473
411	Blucora, Inc. (a)	6,641
689	EarthLink Holdings Corp.	5,158
899	Monster Worldwide, Inc. (a)	5,881

		25,887

	IT Services — 1.4%
305	Convergys Corp.	7,772
38	EVERTEC, Inc., (Puerto Rico)	811
68	Global Cash Access Holdings, Inc. (a)	523
248	MoneyGram International, Inc. (a)	2,281
22	NeuStar, Inc., Class A (a)	631
138	Sykes Enterprises, Inc. (a)	3,347
573	Unisys Corp. (a)	11,458

		26,823

	Semiconductors & Semiconductor Equipment — 2.5%
524	Amkor Technology, Inc. (a)	3,132
160	Cohu, Inc.	2,114
1,203	Cypress Semiconductor Corp. (a)	14,145
286	DSP Group, Inc. (a)	2,956
50	Fairchild Semiconductor International, Inc. (a)	869

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Semiconductors & Semiconductor Equipment — continued
114	First Solar, Inc. (a)	5,365
73	IXYS Corp.	1,121
87	Pericom Semiconductor Corp.	1,140
197	Photronics, Inc. (a)	1,872
106	Qorvo, Inc. (a)	8,513
497	Ultra Clean Holdings, Inc. (a)	3,097
511	Xcerra Corp. (a)	3,865

		48,189

	Software — 2.1%
202	A10 Networks, Inc. (a)	1,300
140	Aspen Technology, Inc. (a)	6,364
460	EnerNOC, Inc. (a)	4,461
71	Fair Isaac Corp.	6,427
372	Rovi Corp. (a)	5,926
533	Take-Two Interactive Software, Inc. (a)	14,681

		39,159

	Total Information Technology	201,122

	Materials — 3.9%
	Chemicals — 1.6%
19	KMG Chemicals, Inc.	478
221	Minerals Technologies, Inc.	15,057
247	Olin Corp.	6,660
145	OM Group, Inc.	4,855
100	Tredegar Corp.	2,205

		29,255

	Containers & Packaging — 0.6%
700	Graphic Packaging Holding Co.	9,747
85	Myers Industries, Inc.	1,613

		11,360

	Metals & Mining — 0.9%
756	Cliffs Natural Resources, Inc.	3,275
298	Coeur Mining, Inc. (a)	1,700
213	Schnitzer Steel Industries, Inc., Class A	3,729
259	Worthington Industries, Inc.	7,788

		16,492

	Paper & Forest Products — 0.8%
140	Domtar Corp., (Canada)	5,804
19	PH Glatfelter Co.	416
242	Schweitzer-Mauduit International, Inc.	9,647

		15,867

	Total Materials	72,974

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
1,096	Cincinnati Bell, Inc. (a)	4,185
128	FairPoint Communications, Inc. (a)	2,334
82	magicJack VocalTec Ltd., (Israel) (a)	607
2,021	Vonage Holdings Corp. (a)	9,923
100	Windstream Holdings, Inc.	637

	Total Telecommunication Services	17,686

	Utilities — 6.1%
	Electric Utilities — 1.7%
330	El Paso Electric Co.	11,424
158	PNM Resources, Inc.	3,875
424	Portland General Electric Co.	14,053
12	Spark Energy, Inc., Class A	195
57	Unitil Corp.	1,892

		31,439

	Gas Utilities — 2.1%
94	AGL Resources, Inc.	4,385
34	Chesapeake Utilities Corp.	1,823
286	Laclede Group, Inc. (The)	14,868
159	Northwest Natural Gas Co.	6,690
51	Piedmont Natural Gas Co., Inc.	1,787
167	Southwest Gas Corp.	8,870

		38,423

	Independent Power & Renewable Electricity Producers — 0.6%
2,025	Atlantic Power Corp.	6,237
129	Ormat Technologies, Inc.	4,846

		11,083

	Multi-Utilities — 1.2%
382	Avista Corp.	11,711
239	NorthWestern Corp.	11,661

		23,372

	Water Utilities — 0.5%
179	American States Water Co.	6,685
123	California Water Service Group	2,818

		9,503

	Total Utilities	113,820

	Total Common Stocks (Cost $1,551,165)	1,807,998

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE($)
Warrant — 0.0%
Financials — 0.0%
Consumer Finance — 0.0%
3	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.1%
	Investment Company — 3.1%
58,498	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (m) (Cost $58,498)	58,498

	Total Investments — 99.8% (Cost $1,609,663)	1,866,496
	Other Assets in Excess of Liabilities — 0.2% (c)	4,247

	NET ASSETS — 100.0%	$1,870,743

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
435	E-mini Russell 2000	09/18/15	USD	$54,392	$(407)

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 96.5%
	Consumer Discretionary — 14.1%
	Auto Components — 1.9%
27	American Axle & Manufacturing Holdings, Inc. (a)	554
272	Cooper Tire & Rubber Co.	9,192
81	Dana Holding Corp.	1,671
363	Stoneridge, Inc. (a)	4,255
97	Tower International, Inc. (a)	2,527

		18,199

	Distributors — 0.1%
131	VOXX International Corp. (a)	1,088

	Diversified Consumer Services — 2.1%
159	Houghton Mifflin Harcourt Co. (a)	4,014
66	K12, Inc. (a)	831
525	Regis Corp. (a)	8,271
21	Steiner Leisure Ltd., (Bahamas) (a)	1,146
141	Strayer Education, Inc. (a)	6,077

		20,339

	Hotels, Restaurants & Leisure — 3.6%
51	Bob Evans Farms, Inc.	2,609
9	Bojangles’, Inc. (a)	222
40	Dave & Buster’s Entertainment, Inc. (a)	1,436
6	DineEquity, Inc.	634
17	Fogo De Chao, Inc. (a)	382
605	Isle of Capri Casinos, Inc. (a)	10,979
90	Jack in the Box, Inc.	7,890
7	Red Robin Gourmet Burgers, Inc. (a)	584
194	Ruby Tuesday, Inc. (a)	1,218
266	Sonic Corp.	7,667
60	Speedway Motorsports, Inc.	1,361
18	Wingstop, Inc. (a)	514

		35,496

	Household Durables — 0.7%
44	CSS Industries, Inc.	1,331
60	Leggett & Platt, Inc.	2,901
43	NACCO Industries, Inc., Class A	2,607

		6,839

	Leisure Products — 0.2%
107	Nautilus, Inc. (a)	2,293

	Media — 0.9%
53	Nexstar Broadcasting Group, Inc., Class A	2,979
196	Sinclair Broadcast Group, Inc., Class A	5,462

		8,441

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 1.0%
47	Big Lots, Inc.	2,115
74	Dillard’s, Inc., Class A	7,763

		9,878

	Specialty Retail — 2.9%
19	ANN, Inc. (a)	908
198	Children’s Place, Inc. (The)	12,971
52	Guess?, Inc.	995
53	hhgregg, Inc. (a)	177
164	Outerwall, Inc.	12,513
19	Party City Holdco, Inc. (a)	383

		27,947

	Textiles, Apparel & Luxury Goods — 0.7%
199	Iconix Brand Group, Inc. (a)	4,966
55	Unifi, Inc. (a)	1,836

		6,802

	Total Consumer Discretionary	137,322

	Consumer Staples — 2.4%
	Food & Staples Retailing — 0.4%
64	Ingles Markets, Inc., Class A	3,033
70	Smart & Final Stores, Inc. (a)	1,258

		4,291

	Food Products — 1.1%
52	B&G Foods, Inc.	1,481
116	Pilgrim’s Pride Corp.	2,664
85	Pinnacle Foods, Inc.	3,853
31	Sanderson Farms, Inc.	2,360
14	Seneca Foods Corp., Class A (a)	389

		10,747

	Personal Products — 0.7%
13	Herbalife Ltd. (a)	689
13	Inter Parfums, Inc.	424
9	Medifast, Inc. (a)	304
38	USANA Health Sciences, Inc. (a)	5,179

		6,596

	Tobacco — 0.2%
36	Universal Corp.	2,063

	Total Consumer Staples	23,697

	Energy — 4.3%
	Energy Equipment & Services — 1.4%
95	Basic Energy Services, Inc. (a)	719
21	Exterran Holdings, Inc.	679

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Energy Equipment & Services — continued
226	Gulfmark Offshore, Inc., Class A	2,625
627	Key Energy Services, Inc. (a)	1,129
5	Mitcham Industries, Inc. (a)	22
185	Pioneer Energy Services Corp. (a)	1,170
75	SEACOR Holdings, Inc. (a)	5,328
85	Unit Corp. (a)	2,297

		13,969

	Oil, Gas & Consumable Fuels — 2.9%
13	Adams Resources & Energy, Inc.	557
59	Alon USA Energy, Inc.	1,109
742	Bill Barrett Corp. (a)	6,375
36	Cloud Peak Energy, Inc. (a)	168
35	Green Plains, Inc.	961
3	Isramco, Inc. (a)	417
404	Penn Virginia Corp. (a)	1,770
42	Renewable Energy Group, Inc. (a)	487
182	REX American Resources Corp. (a)	11,576
279	Rex Energy Corp. (a)	1,560
133	Stone Energy Corp. (a)	1,677
26	VAALCO Energy, Inc. (a)	56
27	Western Refining, Inc.	1,191

		27,904

	Total Energy	41,873

	Financials — 21.8%
	Banks — 7.9%
36	1st Source Corp.	1,228
62	BancFirst Corp.	4,045
152	BancorpSouth, Inc.	3,918
36	Banner Corp.	1,725
50	BBCN Bancorp, Inc.	739
157	Capital Bank Financial Corp., Class A (a)	4,555
60	Cathay General Bancorp	1,934
337	Central Pacific Financial Corp.	7,994
23	Chemical Financial Corp.	774
16	Citizens & Northern Corp.	321
38	City Holding Co.	1,867
41	CoBiz Financial, Inc.	529
257	CVB Financial Corp.	4,524
4	East West Bancorp, Inc.	167
410	First Commonwealth Financial Corp.	3,936
7	First Financial Bancorp	124
25	First Interstate BancSystem, Inc., Class A	696
60	Flushing Financial Corp.	1,256
94	FNB Corp.	1,345

SHARES	SECURITY DESCRIPTION	VALUE($)

	Banks — continued
25	Guaranty Bancorp	416
22	MainSource Financial Group, Inc.	481
42	National Penn Bancshares, Inc.	477
165	OFG Bancorp, (Puerto Rico)	1,755
41	PacWest Bancorp	1,903
17	Sierra Bancorp	298
42	Simmons First National Corp., Class A	1,975
11	Southside Bancshares, Inc.	323
41	Southwest Bancorp, Inc.	756
80	Suffolk Bancorp	2,045
86	Susquehanna Bancshares, Inc.	1,216
153	TCF Financial Corp.	2,548
23	UMB Financial Corp.	1,334
236	Union Bankshares Corp.	5,475
14	Webster Financial Corp.	558
67	West Bancorporation, Inc.	1,329
211	Westamerica Bancorporation	10,682
144	Wilshire Bancorp, Inc.	1,819

		77,067

	Capital Markets — 1.2%
36	Arlington Asset Investment Corp., Class A	704
90	BGC Partners, Inc., Class A	790
307	Cowen Group, Inc., Class A (a)	1,962
22	Federated Investors, Inc., Class B	730
8	INTL. FCStone, Inc. (a)	259
180	Investment Technology Group, Inc.	4,457
25	Stifel Financial Corp. (a)	1,450
20	Virtu Financial, Inc., Class A (a)	458
57	WisdomTree Investments, Inc.	1,243

		12,053

	Consumer Finance — 0.6%
7	Credit Acceptance Corp. (a)	1,625
64	Nelnet, Inc., Class A	2,780
25	World Acceptance Corp. (a)	1,562

		5,967

	Diversified Financial Services — 0.2%
16	MarketAxess Holdings, Inc.	1,447

	Insurance — 2.2%
11	Ambac Financial Group, Inc. (a)	185
169	American Equity Investment Life Holding Co.	4,568
17	Aspen Insurance Holdings Ltd., (Bermuda)	824
290	CNO Financial Group, Inc.	5,318
14	Global Indemnity plc, (Ireland) (a)	393
74	Kemper Corp.	2,856

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Insurance — continued
33	Navigators Group, Inc. (The) (a)	2,552
36	Primerica, Inc.	1,645
52	ProAssurance Corp.	2,398
1	RenaissanceRe Holdings Ltd., (Bermuda)	54
9	Stewart Information Services Corp.	374

		21,167

	Real Estate Investment Trusts (REITs) — 7.2%
66	American Assets Trust, Inc. (m)	2,580
200	Anworth Mortgage Asset Corp. (m)	984
9	Armada Hoffler Properties, Inc.	93
7	Ashford Hospitality Prime, Inc. (m)	105
28	Ashford Hospitality Trust, Inc. (m)	238
14	Associated Estates Realty Corp. (m)	401
36	BioMed Realty Trust, Inc. (m)	696
522	Capstead Mortgage Corp. (m)	5,796
72	CBL & Associates Properties, Inc. (m)	1,166
88	Chambers Street Properties (m)	700
215	CoreSite Realty Corp. (m)	9,760
19	Cousins Properties, Inc. (m)	192
1,006	CYS Investments, Inc. (m)	7,777
34	DCT Industrial Trust, Inc. (m)	1,071
70	DiamondRock Hospitality Co. (m)	899
39	EastGroup Properties, Inc. (m)	2,215
42	EPR Properties (m)	2,317
25	Equity LifeStyle Properties, Inc. (m)	1,325
67	FelCor Lodging Trust, Inc. (m)	663
35	First Industrial Realty Trust, Inc. (m)	659
61	Franklin Street Properties Corp. (m)	690
14	Gladstone Commercial Corp. (m)	232
39	Home Properties, Inc. (m)	2,878
72	Hospitality Properties Trust (m)	2,075
113	LTC Properties, Inc. (m)	4,697
27	National Retail Properties, Inc. (m)	931
70	Pennsylvania Real Estate Investment Trust (m)	1,502
38	Post Properties, Inc. (m)	2,050
130	Potlatch Corp. (m)	4,592
13	PS Business Parks, Inc. (m)	909
34	RAIT Financial Trust (m)	209
130	Ramco-Gershenson Properties Trust (m)	2,122
34	Saul Centers, Inc. (m)	1,692
335	Strategic Hotels & Resorts, Inc. (a) (m)	4,063
23	Summit Hotel Properties, Inc.	294
23	Taubman Centers, Inc. (m)	1,626

		70,199

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.8%
91	Alexander & Baldwin, Inc.	3,582
310	Forestar Group, Inc. (a)	4,077
14	St. Joe Co. (The) (a)	217

		7,876

	Thrifts & Mortgage Finance — 1.7%
17	Astoria Financial Corp.	237
13	BankFinancial Corp.	152
48	Beneficial Bancorp, Inc. (a)	600
14	Capitol Federal Financial, Inc.	169
72	Charter Financial Corp.	890
156	MGIC Investment Corp. (a)	1,777
150	NMI Holdings, Inc., Class A (a)	1,205
584	Northfield Bancorp, Inc.	8,791
47	OceanFirst Financial Corp.	876
53	Walker & Dunlop, Inc. (a)	1,420

		16,117

	Total Financials	211,893

	Health Care — 17.1%
	Biotechnology — 6.9%
117	ACADIA Pharmaceuticals, Inc. (a)	4,900
43	Adamas Pharmaceuticals, Inc. (a)	1,120
15	Aduro Biotech, Inc. (a)	452
46	Anacor Pharmaceuticals, Inc. (a)	3,593
8	Applied Genetic Technologies Corp. (a)	121
29	Ardelyx, Inc. (a)	457
333	Arrowhead Research Corp. (a)	2,381
48	Atara Biotherapeutics, Inc. (a)	2,527
67	aTyr Pharma, Inc. (a)	1,237
43	Avalanche Biotechnologies, Inc. (a)	690
43	Axovant Sciences Ltd., (Bermuda) (a)	884
75	Bellicum Pharmaceuticals, Inc. (a)	1,600
23	Blueprint Medicines Corp. (a)	612
35	Cara Therapeutics, Inc. (a)	426
73	ChemoCentryx, Inc. (a)	599
38	Chimerix, Inc. (a)	1,737
72	Coherus Biosciences, Inc. (a)	2,069
21	Dicerna Pharmaceuticals, Inc. (a)	292
77	FibroGen, Inc. (a)	1,805
71	Immune Design Corp. (a)	1,458
188	Infinity Pharmaceuticals, Inc. (a)	2,058
129	Invitae Corp. (a)	1,920
49	Karyopharm Therapeutics, Inc. (a)	1,344
10	Kite Pharma, Inc. (a)	610
62	MacroGenics, Inc. (a)	2,335

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Biotechnology — continued
122	Merrimack Pharmaceuticals, Inc. (a)	1,507
64	Mirati Therapeutics, Inc. (a)	2,005
81	Neurocrine Biosciences, Inc. (a)	3,859
91	Nivalis Therapeutics, Inc. (a)	1,372
41	Ophthotech Corp. (a)	2,119
69	Prothena Corp. plc, (Ireland) (a)	3,639
60	PTC Therapeutics, Inc. (a)	2,902
5	Sage Therapeutics, Inc. (a)	336
8	Seres Therapeutics, Inc. (a)	344
35	Spark Therapeutics, Inc. (a)	2,079
261	Synergy Pharmaceuticals, Inc. (a)	2,167
76	Tokai Pharmaceuticals, Inc. (a)	1,012
63	Trius Therapeutics, Inc. (a) (i)	—	(h)
10	Ultragenyx Pharmaceutical, Inc. (a)	983
53	Versartis, Inc. (a)	810
110	Xencor, Inc. (a)	2,408
424	XOMA Corp. (a)	1,647
10	Zafgen, Inc. (a)	360
2	ZIOPHARM Oncology, Inc. (a)	18

		66,794

	Health Care Equipment & Supplies — 3.3%
248	Accuray, Inc. (a)	1,668
77	CONMED Corp.	4,469
38	Cynosure, Inc., Class A (a)	1,454
4	Glaukos Corp. (a)	101
23	Inogen, Inc. (a)	1,044
74	NuVasive, Inc. (a)	3,497
85	Orthofix International N.V., (Curacao) (a)	2,809
242	SurModics, Inc. (a)	5,668
156	Thoratec Corp. (a)	6,935
184	Wright Medical Group, Inc. (a)	4,821

		32,466

	Health Care Providers & Services — 3.2%
41	Alliance HealthCare Services, Inc. (a)	762
106	Centene Corp. (a)	8,522
473	Cross Country Healthcare, Inc. (a)	6,001
36	HealthSouth Corp.	1,658
49	Landauer, Inc.	1,761
33	Molina Healthcare, Inc. (a)	2,334
102	Select Medical Holdings Corp.	1,651
207	Surgical Care Affiliates, Inc. (a)	7,941
30	Teladoc, Inc. (a)	566

		31,196

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 1.6%
276	Castlight Health, Inc., Class B (a)	2,244
39	Evolent Health, Inc., Class A (a)	757
172	HMS Holdings Corp. (a)	2,955
246	MedAssets, Inc. (a)	5,431
389	Merge Healthcare, Inc. (a)	1,865
118	Quality Systems, Inc.	1,960

		15,212

	Life Sciences Tools & Services — 0.5%
44	Affymetrix, Inc. (a)	477
70	PAREXEL International Corp. (a)	4,521

		4,998

	Pharmaceuticals — 1.6%
75	Amphastar Pharmaceuticals, Inc. (a)	1,310
140	BioDelivery Sciences International, Inc. (a)	1,116
44	Flex Pharma, Inc. (a)	762
35	Lannett Co., Inc. (a)	2,098
44	Pacira Pharmaceuticals, Inc. (a)	3,119
29	Phibro Animal Health Corp., Class A	1,145
94	Prestige Brands Holdings, Inc. (a)	4,346
23	Revance Therapeutics, Inc. (a)	748
10	ZS Pharma, Inc. (a)	498

		15,142

	Total Health Care	165,808

	Industrials — 11.8%
	Aerospace & Defense — 1.4%
329	AAR Corp.	10,482
5	Engility Holdings, Inc.	118
43	Moog, Inc., Class A (a)	3,047

		13,647

	Air Freight & Logistics — 0.3%
52	Atlas Air Worldwide Holdings, Inc. (a)	2,831
3	Park-Ohio Holdings Corp.	165

		2,996

	Airlines — 0.6%
93	Alaska Air Group, Inc.	5,966

	Building Products — 0.3%
130	Gibraltar Industries, Inc. (a)	2,646

	Commercial Services & Supplies — 2.2%
694	ACCO Brands Corp. (a)	5,389
74	Deluxe Corp.	4,576
164	Ennis, Inc.	3,054
221	Essendant, Inc.	8,670

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Commercial Services & Supplies — continued
10	TRC Cos., Inc. (a)	100

		21,789

	Construction & Engineering — 1.3%
120	Argan, Inc.	4,847
154	EMCOR Group, Inc.	7,333

		12,180

	Electrical Equipment — 0.7%
107	Polypore International, Inc. (a)	6,401

	Machinery — 1.8%
31	Blount International, Inc.	343
226	Briggs & Stratton Corp.	4,343
292	Douglas Dynamics, Inc.	6,261
38	Hurco Cos., Inc.	1,305
16	Hyster-Yale Materials Handling, Inc.	1,095
85	Kadant, Inc.	3,993
6	Watts Water Technologies, Inc., Class A	332

		17,672

	Marine — 0.9%
220	Matson, Inc.	9,228

	Professional Services — 0.8%
91	Barrett Business Services, Inc.	3,300
40	CRA International, Inc. (a)	1,109
58	VSE Corp.	3,077

		7,486

	Road & Rail — 0.9%
80	ArcBest Corp.	2,537
18	PAM Transportation Services, Inc. (a)	1,045
85	Swift Transportation Co. (a)	1,918
162	USA Truck, Inc. (a)	3,433

		8,933

	Trading Companies & Distributors — 0.6%
52	Applied Industrial Technologies, Inc.	2,058
38	DXP Enterprises, Inc. (a)	1,749
70	Univar, Inc. (a)	1,819

		5,626

	Total Industrials	114,570

	Information Technology — 17.6%
	Communications Equipment — 2.9%
14	Arista Networks, Inc. (a)	1,153
688	Harmonic, Inc. (a)	4,697
185	InterDigital, Inc.	10,513
606	Polycom, Inc. (a)	6,931

SHARES	SECURITY DESCRIPTION	VALUE($)

	Communications Equipment — continued
141	Ubiquiti Networks, Inc.	4,500

		27,794

	Electronic Equipment, Instruments & Components — 1.8%
157	Benchmark Electronics, Inc. (a)	3,411
66	Coherent, Inc. (a)	4,177
94	Fitbit, Inc., Class A (a)	3,586
74	Insight Enterprises, Inc. (a)	2,198
177	Sanmina Corp. (a)	3,572
67	Vishay Intertechnology, Inc.	783

		17,727

	Internet Software & Services — 2.1%
33	Appfolio, Inc., Class A (a)	468
709	Bazaarvoice, Inc. (a)	4,176
241	Blucora, Inc. (a)	3,895
766	EarthLink Holdings Corp.	5,737
363	Marchex, Inc., Class B	1,794
126	Monster Worldwide, Inc. (a)	827
150	Unwired Planet, Inc. (a)	93
47	WebMD Health Corp. (a)	2,090
147	Xactly Corp. (a)	1,262

		20,342

	IT Services — 2.4%
161	Convergys Corp.	4,109
23	EVERTEC, Inc., (Puerto Rico)	497
42	Heartland Payment Systems, Inc.	2,286
77	ModusLink Global Solutions, Inc. (a)	262
80	MoneyGram International, Inc. (a)	732
127	Science Applications International Corp.	6,691
368	Unisys Corp. (a) (m)	7,347
33	Vantiv, Inc., Class A (a)	1,276

		23,200

	Semiconductors & Semiconductor Equipment — 3.3%
204	Brooks Automation, Inc.	2,330
98	Cohu, Inc.	1,290
518	Fairchild Semiconductor International, Inc. (a)	9,003
52	First Solar, Inc. (a)	2,438
223	Integrated Device Technology, Inc. (a)	4,830
204	Intersil Corp., Class A	2,556
224	PMC-Sierra, Inc. (a)	1,917
68	Qorvo, Inc. (a)	5,468
437	Ultra Clean Holdings, Inc. (a)	2,723

		32,555

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except number of Futures contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — continued
	Software — 5.1%
130	ACI Worldwide, Inc. (a)	3,194
309	Aspen Technology, Inc. (a)	14,093
414	AVG Technologies N.V., (Netherlands) (a)	11,265
198	EnerNOC, Inc. (a)	1,925
55	Fair Isaac Corp.	4,984
72	Manhattan Associates, Inc. (a)	4,295
15	Qualys, Inc. (a)	617
316	Take-Two Interactive Software, Inc. (a)	8,701

		49,074

	Total Information Technology	170,692

	Materials — 3.2%
	Chemicals — 1.4%
299	Intrepid Potash, Inc. (a)	3,570
105	Minerals Technologies, Inc.	7,147
74	OM Group, Inc.	2,480

		13,197

	Containers & Packaging — 1.0%
587	Graphic Packaging Holding Co.	8,183
75	Myers Industries, Inc.	1,423

		9,606

	Metals & Mining — 0.7%
114	Century Aluminum Co. (a)	1,187
88	SunCoke Energy, Inc.	1,144
160	Worthington Industries, Inc.	4,806

		7,137

	Paper & Forest Products — 0.1%
28	Domtar Corp., (Canada)	1,163

	Total Materials	31,103

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 1.0%
584	Cincinnati Bell, Inc. (a)	2,231
75	FairPoint Communications, Inc. (a)	1,365
88	magicJack VocalTec Ltd., (Israel) (a)	656
98	Premiere Global Services, Inc. (a)	1,009
634	Vonage Holdings Corp. (a)	3,111
188	Windstream Holdings, Inc.	1,201

	Total Telecommunication Services	9,573

	Utilities — 3.2%
	Electric Utilities — 0.8%
72	El Paso Electric Co.	2,496
53	PNM Resources, Inc.	1,309
107	Portland General Electric Co.	3,538

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electric Utilities — continued
13		Spark Energy, Inc., Class A	206

			7,549

		Gas Utilities — 0.9%
33		AGL Resources, Inc.	1,539
42		Laclede Group, Inc. (The)	2,202
69		New Jersey Resources Corp.	1,893
41		Piedmont Natural Gas Co., Inc.	1,437
36		Southwest Gas Corp.	1,915

			8,986

		Independent Power & Renewable Electricity Producers — 0.8%
815		Atlantic Power Corp.	2,510
92		Ormat Technologies, Inc.	3,451
180		Vivint Solar, Inc. (a)	2,191

			8,152

		Multi-Utilities — 0.1%
20		NorthWestern Corp.	956

		Water Utilities — 0.6%
152		American States Water Co.	5,695

		Total Utilities	31,338

		Total Common Stocks (Cost $829,177)	937,869

NUMBER OF WARRANTS
Warrant — 0.0%
		Financials — 0.0%
		Consumer Finance — 0.0%
—	(h)	Imperial Holdings, Inc., expiring 10/01/19 (Strike Price $10.75) (a) (i) (Cost $—)	—

SHARES
Short-Term Investment — 2.4%
		Investment Company — 2.4%
23,360		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (b) (l) (m) (Cost $23,360)	23,360

		Total Investments — 98.9% (Cost $852,537)	961,229
		Other Assets in Excess of Liabilities — 1.1% (c)	10,319

		NET ASSETS — 100.0%	$971,548

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
240	E-mini Russell 2000	09/18/15	USD	$30,010	$(235)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	45

JPMorgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

REIT	— Real Estate Investment Trust
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Included in this amount is cash segregated as collateral for futures contracts.
(g)	— Amount rounds to less than 0.1%.

(h)	— Amount rounds to less than one thousand (shares, number of warrants or dollars).
(i)	— Security has been deemed illiquid and may be difficult to sell.
(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$504,566		$779,572	$3,231,993
Investments in affiliates, at value	831		22,565	161,301

Total investment securities, at value	505,397		802,137	3,393,294
Deposits at broker for futures contracts	—		1,265	—
Receivables:
Investment securities sold	9,316		28,045	7,523
Fund shares sold	937		1,504	3,937
Dividends from non-affiliates	199		773	3,814
Dividends from affiliates	—	(a)	1	7
Variation margin on futures contracts	—		122	—

Total Assets	515,849		833,847	3,408,575

LIABILITIES:
Payables:
Investment securities purchased	4,149		17,072	8,370
Fund shares redeemed	1,225		316	2,830
Accrued liabilities:
Investment advisory fees	273		322	1,801
Administration fees	35		—	230
Distribution fees	46		—	164
Shareholder servicing fees	104		169	337
Custodian and accounting fees	15		19	45
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1	1
Transfer agent fees	111		222	771
Other	95		74	188

Total Liabilities	6,053		18,195	14,737

Net Assets	$509,796		$815,652	$3,393,838

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid-in-Capital	$314,536	$570,606	$2,035,712
Accumulated undistributed (distributions in excess of) net investment income	(1,638)	3,671	7,031
Accumulated net realized gains (losses)	39,954	56,505	140,766
Net unrealized appreciation (depreciation)	156,944	184,870	1,210,329

Total Net Assets	$509,796	$815,652	$3,393,838

Net Assets:
Class A	$73,175	$—	$674,619
Class C	50,162	—	35,783
Class R2	—	—	3,446
Class R5	—	—	1,244,878
Select Class	386,459	815,652	1,435,112

Total	$509,796	$815,652	$3,393,838

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,811	—	15,100
Class C	2,283	—	1,013
Class R2	—	—	78
Class R5	—	—	24,686
Select Class	13,638	14,519	28,528

Net Asset Value (a):
Class A — Redemption price per share	$26.04	$—	$44.68
Class C — Offering price per share (b)	21.97	—	35.32
Class R2 — Offering and redemption price per share	—	—	44.04
Class R5 — Offering and redemption price per share	—	—	50.43
Select Class — Offering and redemption price per share	28.34	56.18	50.31
Class A maximum sales charge	5.25%	—%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$27.48	$—	$47.16

Cost of investments in non-affiliates	$347,622	$594,334	$2,021,664
Cost of investments in affiliates	831	22,565	161,301

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$1,227,803	$1,807,998	$937,869
Investments in affiliates, at value	7,123	58,498	23,360

Total investment securities, at value	1,234,926	1,866,496	961,229
Cash	—	6	1
Deposits at broker for futures contracts	—	2,315	1,248
Due from custodian	934	3,309	—
Receivables:
Investment securities sold	22,608	63,717	49,665
Fund shares sold	1,070	11,205	6,510
Dividends from non-affiliates	483	3,849	1,183
Dividends from affiliates	2	5	2
Variation margin on futures contracts	—	205	118

Total Assets	1,260,023	1,951,107	1,019,956

LIABILITIES:
Payables:
Due to custodian	—	1	—
Investment securities purchased	11,097	72,973	47,133
Fund shares redeemed	2,573	5,328	318
Accrued liabilities:
Investment advisory fees	662	997	454
Administration fees	83	127	65
Distribution fees	84	181	84
Shareholder servicing fees	118	232	74
Custodian and accounting fees	21	29	18
Trustees’ and Chief Compliance Officer’s fees	2	1	1
Other	314	495	261

Total Liabilities	14,954	80,364	48,408

Net Assets	$1,245,069	$1,870,743	$971,548

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$839,654	$1,557,455	$838,211
Accumulated undistributed (distributions in excess of) net investment income	(2,802)	1,913	2,417
Accumulated net realized gains (losses)	62,709	54,949	22,463
Net unrealized appreciation (depreciation)	345,508	256,426	108,457

Total Net Assets	$1,245,069	$1,870,743	$971,548

Net Assets:
Class A	$266,805	$618,977	$240,064
Class C	26,297	49,815	45,202
Class R2	28,364	48,675	17,846
Class R5	—	103,149	—
Class R6	486,724	554,522	69,755
Institutional Class	279,248	—	352,036
Select Class	157,631	495,605	246,645

Total	$1,245,069	$1,870,743	$971,548

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	18,403	23,227	14,153
Class C	2,286	2,188	2,746
Class R2	1,998	1,837	1,064
Class R5	—	3,683	—
Class R6	30,396	19,782	4,035
Institutional Class	17,532	—	20,378
Select Class	10,098	17,697	14,265

Net Asset Value (a):
Class A — Redemption price per share	$14.50	$26.65	$16.96
Class C — Offering price per share (b)	11.50	22.77	16.46
Class R2 — Offering and redemption price per share	14.20	26.49	16.77
Class R5 — Offering and redemption price per share	—	28.01	—
Class R6 — Offering and redemption price per share	16.01	28.03	17.29
Institutional Class — Offering and redemption price per share	15.93	—	17.28
Select Class — Offering and redemption price per share	15.61	28.00	17.29
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.30	$28.13	$17.90

Cost of investments in non-affiliates	$882,295	$1,551,165	$829,177
Cost of investments in affiliates	7,123	58,498	23,360

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

(Amounts in thousands)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Dividend income from non-affiliates	2,274	10,786	49,325
Dividend income from affiliates	3	6	46

Total investment income	2,277	10,793	49,371

EXPENSES:
Investment advisory fees	3,485	4,815	21,817
Administration fees	441	609	2,761
Distribution fees:
Class A	178	—	1,722
Class B (a)	3	—	23
Class C	377	—	277
Class R2	—	—	18
Shareholder servicing fees:
Class A	178	—	1,722
Class B (a)	1	—	8
Class C	126	—	92
Class R2	—	—	9
Class R5	—	—	583
Select Class	1,035	1,852	3,644
Custodian and accounting fees	39	66	109
Interest expense to affiliates	— (b)	—	—	(b)
Professional fees	52	51	73
Trustees’ and Chief Compliance Officer’s fees	5	7	33
Printing and mailing costs	97	65	367
Registration and filing fees	71	49	151
Transfer agent fees	426	836	3,758
Other	122	14	262

Total expenses	6,636	8,364	37,429

Less fees waived	(718)	(2,471)	(4,077)
Less expense reimbursements	(17)	—	—	(b)

Net expenses	5,901	5,893	33,352

Net investment income (loss)	(3,624)	4,900	16,019

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	60,975	74,401	217,676
Futures	—	1,236	—

Net realized gain (loss)	60,975	75,637	217,676

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	8,299	(29,995)	22,116
Futures	—	(551)	—

Change in net unrealized appreciation/depreciation	8,299	(30,546)	22,116

Net realized/unrealized gains (losses)	69,274	45,091	239,792

Change in net assets resulting from operations	$65,650	$49,991	$255,811

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$2	$1
Dividend income from non-affiliates	4,952	34,214	10,751
Dividend income from affiliates	10	31	11

Total investment income	4,962	34,247	10,763

EXPENSES:
Investment advisory fees	7,517	10,642	4,417
Administration fees	951	1,346	605
Distribution fees:
Class A	652	1,317	429
Class B (a)	12	18	—
Class C	193	373	229
Class R2	140	237	57
Shareholder servicing fees:
Class A	652	1,317	429
Class B (a)	4	6	—
Class C	64	124	76
Class R2	70	119	29
Class R5	—	43	—
Institutional Class	278	—	273
Select Class	370	1,067	487
Custodian and accounting fees	57	87	57
Professional fees	58	66	55
Trustees’ and Chief Compliance Officer’s fees	11	16	6
Printing and mailing costs	89	190	65
Registration and filing fees	90	103	154
Transfer agent fees	1,101	2,009	892
Other	26	26	33

Total expenses	12,335	19,106	8,293

Less fees waived	(1,241)	(1,857)	(807)
Less expense reimbursements	(20)	(81)	(31)

Net expenses	11,074	17,168	7,455

Net investment income (loss)	(6,112)	17,079	3,308

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	105,332	78,682	34,286
Futures	—	3,900	2,613

Net realized gain (loss)	105,332	82,582	36,899

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	49,185	(75,867)	23,956
Futures	—	(1,821)	(747)

Change in net unrealized appreciation/depreciation	49,185	(77,688)	23,209

Net realized/unrealized gains (losses)	154,517	4,894	60,108

Change in net assets resulting from operations	$148,405	$21,973	$63,416

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(3,624)	$(4,526)	$4,900	$1,798
Net realized gain (loss)	60,975	59,230	75,637	80,341
Change in net unrealized appreciation/depreciation	8,299	39,546	(30,546)	73,289

Change in net assets resulting from operations	65,650	94,250	49,991	155,428

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	(5,692)	(7,308)	—	—
Class B (a)
From net realized gains	(37)	(72)	—	—
Class C
From net realized gains	(4,687)	(5,669)	—	—
Select Class
From net investment income	—	—	(1,375)	(3,196)
From net realized gains	(32,531)	(30,984)	(72,101)	(30,439)

Total distributions to shareholders	(42,947)	(44,033)	(73,476)	(33,635)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(72,931)	(9,967)	135,830	59,219

NET ASSETS:
Change in net assets	(50,228)	40,250	112,345	181,012
Beginning of period	560,024	519,774	703,307	522,295

End of period	$509,796	$560,024	$815,652	$703,307

Accumulated undistributed (distributions in excess of) net investment income	$(1,638)	$(2,468)	$3,671	$(28)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$16,019	$16,224	$(6,112)	$(6,681)
Net realized gain (loss)	217,676	337,200	105,332	107,813
Distributions of capital gains received from investment company affiliates	—	1	—	—
Change in net unrealized appreciation/depreciation	22,116	297,373	49,185	79,679

Change in net assets resulting from operations	255,811	650,798	148,405	180,811

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,326)	(1,154)	—	—
From net realized gains	(72,144)	(39,200)	(20,645)	(27,816)
Class B (a)
From net realized gains	(441)	(468)	(176)	(372)
Class C
From net realized gains	(4,673)	(2,540)	(2,503)	(3,356)
Class R2
From net realized gains	(372)	(285)	(2,202)	(3,175)
Class R5
From net investment income	(7,331)	(5,697)	—	—
From net realized gains	(107,883)	(48,030)	—	—
Class R6
From net realized gains	—	—	(30,237)	(27,222)
Institutional Class
From net realized gains	—	—	(20,050)	(26,893)
Select Class
From net investment income	(6,696)	(4,998)	—	—
From net realized gains	(140,920)	(64,468)	(10,568)	(13,777)

Total distributions to shareholders	(341,786)	(166,840)	(86,381)	(102,611)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	70,368	228,662	25,731	147,196

NET ASSETS:
Change in net assets	(15,607)	712,620	87,755	225,396
Beginning of period	3,409,445	2,696,825	1,157,314	931,918

End of period	$3,393,838	$3,409,445	$1,245,069	$1,157,314

Accumulated undistributed (distributions in excess of) net investment income	$7,031	$7,594	$(2,802)	$(4,080)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,079	$8,145	$3,308	$543
Net realized gain (loss)	82,582	93,483	36,899	16,977
Change in net unrealized appreciation/depreciation	(77,688)	129,626	23,209	56,837

Change in net assets resulting from operations	21,973	231,254	63,416	74,357

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(4,063)	(1,828)	—	(72)
From net realized gains	(24,585)	(10,944)	(5,065)	(1,746)
Class B (a)
From net investment income	(10)	(8)	—	—
From net realized gains	(142)	(101)	—	—
Class C
From net investment income	(237)	(123)	—	—
From net realized gains	(2,788)	(1,424)	(879)	(246)
Class R2
From net investment income	(253)	(82)	—	(6)
From net realized gains	(2,245)	(741)	(339)	(98)
Class R5
From net investment income	(897)	(467)	—	—
From net realized gains	(3,945)	(1,547)	—	—
Class R6
From net investment income	(5,716)	(2,662)	(152)	(146)
From net realized gains	(23,274)	(8,043)	(1,577)	(738)
Institutional Class
From net investment income	—	—	(689)	(275)
From net realized gains	—	—	(8,505)	(1,543)
Select Class
From net investment income	(4,081)	(2,226)	(184)	(207)
From net realized gains	(19,170)	(8,523)	(5,885)	(2,006)

Total distributions to shareholders	(91,406)	(38,719)	(23,275)	(7,083)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	381,022	468,137	349,644	341,780

NET ASSETS:
Change in net assets	311,589	660,672	389,785	409,054
Beginning of period	1,559,154	898,482	581,763	172,709

End of period	$1,870,743	$1,559,154	$971,548	$581,763

Accumulated undistributed (distributions in excess of) net investment income	$1,913	$282	$2,417	$254

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,741	$23,858	$—	$—
Distributions reinvested	4,072	5,262	—	—
Cost of shares redeemed	(32,156)	(26,472)	—	—
Conversion from Class B Shares	366	76	—	—

Change in net assets resulting from Class A capital transactions	$(15,977)	$2,724	$—	$—

Class B (a)
Proceeds from shares issued	$8	$23	$—	$—
Distributions reinvested	33	66	—	—
Cost of shares redeemed	(202)	(351)	—	—
Conversion to Class A Shares	(366)	(76)	—	—

Change in net assets resulting from Class B capital transactions	$(527)	$(338)	$—	$—

Class C
Proceeds from shares issued	$12,653	$19,447	$—	$—
Distributions reinvested	515	655	—	—
Cost of shares redeemed	(19,389)	(22,674)	—	—

Change in net assets resulting from Class C capital transactions	$(6,221)	$(2,572)	$—	$—

Select Class
Proceeds from shares issued	$109,502	$149,852	$165,199	$99,370
Distributions reinvested	32,251	30,591	69,335	31,856
Cost of shares redeemed	(191,959)	(190,224)	(98,704)	(72,007)

Change in net assets resulting from Select Class capital transactions	$(50,206)	$(9,781)	$135,830	$59,219

Total change in net assets resulting from capital transactions	$(72,931)	$(9,967)	$135,830	$59,219

SHARE TRANSACTIONS:
Class A
Issued	487	941	—	—
Reinvested	179	218	—	—
Redeemed	(1,334)	(1,048)	—	—
Conversion from Class B Shares	14	3	—	—

Change in Class A Shares	(654)	114	—	—

Class B (a)
Issued	1	1	—	—
Reinvested	1	3	—	—
Redeemed	(10)	(16)	—	—
Conversion to Class A Shares	(16)	(3)	—	—

Change in Class B Shares	(24)	(15)	—	—

Class C
Issued	625	893	—	—
Reinvested	27	32	—	—
Redeemed	(935)	(1,034)	—	—

Change in Class C Shares	(283)	(109)	—	—

Select Class
Issued	4,202	5,539	2,959	1,841
Reinvested	1,306	1,176	1,342	602
Redeemed	(7,272)	(6,999)	(1,763)	(1,319)

Change in Select Class Shares	(1,764)	(284)	2,538	1,124

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$108,279	$142,948	$41,024	$86,393
Distributions reinvested	66,061	36,174	19,785	26,847
Cost of shares redeemed	(213,835)	(247,996)	(88,174)	(100,660)
Conversion from Class B Shares	1,096	157	1,416	166

Change in net assets resulting from Class A capital transactions	$(38,399)	$(68,717)	$(25,949)	$12,746

Class B (a)
Proceeds from shares issued	$54	$109	$18	$108
Distributions reinvested	405	440	165	299
Cost of shares redeemed	(4,544)	(4,236)	(832)	(1,368)
Conversion to Class A Shares	(1,096)	(157)	(1,416)	(166)

Change in net assets resulting from Class B capital transactions	$(5,181)	$(3,844)	$(2,065)	$(1,127)

Class C
Proceeds from shares issued	$1,597	$1,754	$1,657	$3,615
Distributions reinvested	3,928	2,078	2,095	2,792
Cost of shares redeemed	(7,262)	(6,514)	(5,918)	(5,082)

Change in net assets resulting from Class C capital transactions	$(1,737)	$(2,682)	$(2,166)	$1,325

Class R2
Proceeds from shares issued	$864	$1,876	$3,831	$9,894
Distributions reinvested	267	169	2,147	3,015
Cost of shares redeemed	(1,407)	(3,854)	(9,815)	(10,303)

Change in net assets resulting from Class R2 capital transactions	$(276)	$(1,809)	$(3,837)	$2,606

Class R5
Proceeds from shares issued	$212,080	$341,675	$—	$—
Distributions reinvested	108,316	50,412	—	—
Cost of shares redeemed	(227,737)	(187,973)	—	—

Change in net assets resulting from Class R5 capital transactions	$92,659	$204,114	$—	$—

Class R6
Proceeds from shares issued	$—	$—	$120,496	$107,896
Distributions reinvested	—	—	30,237	27,222
Cost of shares redeemed	—	—	(46,820)	(52,030)

Change in net assets resulting from Class R6 capital transactions	$—	$—	$103,913	$83,088

Institutional Class
Proceeds from shares issued	$—	$—	$65,873	$127,596
Distributions reinvested	—	—	18,418	24,325
Cost of shares redeemed	—	—	(121,813)	(97,844)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$(37,522)	$54,077

Select Class
Proceeds from shares issued	$365,334	$436,244	$35,361	$51,702
Distributions reinvested	136,721	63,813	9,680	12,567
Cost of shares redeemed	(478,753)	(398,457)	(51,684)	(69,788)

Change in net assets resulting from Select Class capital transactions	$23,302	$101,600	$(6,643)	$(5,519)

Total change in net assets resulting from capital transactions	$70,368	$228,662	$25,731	$147,196

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Small Cap Equity Fund		Small Cap Growth Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	2,447	3,253	3,026	6,033
Reinvested	1,602	848	1,564	2,002
Redeemed	(4,844)	(5,680)	(6,513)	(7,045)
Conversion from Class B Shares	24	4	96	12

Change in Class A Shares	(771)	(1,575)	(1,827)	1,002

Class B (a)
Issued	2	3	1	11
Reinvested	12	13	17	29
Redeemed	(127)	(117)	(80)	(124)
Conversion to Class A Shares	(31)	(4)	(129)	(15)

Change in Class B Shares	(144)	(105)	(191)	(99)

Class C
Issued	47	49	154	311
Reinvested	120	60	208	255
Redeemed	(203)	(180)	(544)	(437)

Change in Class C Shares	(36)	(71)	(182)	129

Class R2
Issued	20	44	288	698
Reinvested	7	4	173	229
Redeemed	(33)	(88)	(730)	(729)

Change in Class R2 Shares	(6)	(40)	(269)	198

Class R5
Issued	4,248	7,041	—	—
Reinvested	2,321	1,058	—	—
Redeemed	(4,580)	(3,834)	—	—

Change in Class R5 Shares	1,989	4,265	—	—

Class R6
Issued	—	—	8,080	7,124
Reinvested	—	—	2,169	1,867
Redeemed	—	—	(3,169)	(3,418)

Change in Class R6 Shares	—	—	7,080	5,573

Institutional Class
Issued	—	—	4,442	8,158
Reinvested	—	—	1,328	1,674
Redeemed	—	—	(8,156)	(6,418)

Change in Institutional Class Shares	—	—	(2,386)	3,414

Select Class
Issued	7,313	9,006	2,421	3,395
Reinvested	2,941	1,344	711	879
Redeemed	(9,609)	(8,177)	(3,538)	(4,528)

Change in Select Class Shares	645	2,173	(406)	(254)

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$267,230	$248,875	$158,127	$95,000
Distributions reinvested	26,931	12,217	4,623	1,637
Cost of shares redeemed	(168,313)	(142,413)	(59,204)	(35,876)
Conversion from Class B Shares	2,069	175	—	—

Change in net assets resulting from Class A capital transactions	$127,917	$118,854	$103,546	$60,761

Class B (a)
Proceeds from shares issued	$35	$11	$—	$—
Distributions reinvested	150	106	—	—
Cost of shares redeemed	(1,071)	(1,189)	—	—
Conversion to Class A Shares	(2,069)	(175)	—	—

Change in net assets resulting from Class B capital transactions	$(2,955)	$(1,247)	$—	$—

Class C
Proceeds from shares issued	$7,961	$13,317	$25,684	$15,087
Distributions reinvested	2,683	1,374	772	203
Cost of shares redeemed	(10,808)	(10,049)	(5,242)	(2,232)

Change in net assets resulting from Class C capital transactions	$(164)	$4,642	$21,214	$13,058

Class R2
Proceeds from shares issued	$17,717	$35,618	$11,570	$7,974
Distributions reinvested	2,299	734	335	104
Cost of shares redeemed	(17,153)	(8,241)	(4,428)	(979)

Change in net assets resulting from Class R2 capital transactions	$2,863	$28,111	$7,477	$7,099

Class R5
Proceeds from shares issued	$46,041	$75,057	$—	$—
Distributions reinvested	4,335	987	—	—
Cost of shares redeemed	(23,688)	(38,175)	—	—

Change in net assets resulting from Class R5 capital transactions	$26,688	$37,869	$—	$—

Class R6
Proceeds from shares issued	$149,197	$220,005	$39,209	$30,227
Distributions reinvested	28,990	10,705	1,450	884
Cost of shares redeemed	(58,319)	(35,099)	(19,367)	(9,167)

Change in net assets resulting from Class R6 capital transactions	$119,868	$195,611	$21,292	$21,944

Institutional Class
Proceeds from shares issued	$—	$—	$184,860	$200,414
Distributions reinvested	—	—	8,769	1,623
Cost of shares redeemed	—	—	(73,427)	(34,113)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$120,202	$167,924

Select Class
Proceeds from shares issued	$210,959	$180,916	$114,544	$99,637
Distributions reinvested	20,813	9,746	5,585	1,883
Cost of shares redeemed	(124,967)	(106,365)	(44,216)	(30,526)

Change in net assets resulting from Select Class capital transactions	$106,805	$84,297	$75,913	$70,994

Total change in net assets resulting from capital transactions	$381,022	$468,137	$349,644	$341,780

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Small Cap Value Fund		U.S. Small Company Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	9,914	9,450	9,673	6,312
Reinvested	1,055	470	298	111
Redeemed	(6,295)	(5,425)	(3,624)	(2,385)
Conversion from Class B Shares	76	7	—	—

Change in Class A Shares	4,750	4,502	6,347	4,038

Class B (a)
Issued	2	1	—	—
Reinvested	7	5	—	—
Redeemed	(47)	(52)	—	—
Conversion to Class A Shares	(88)	(8)	—	—

Change in Class B Shares	(126)	(54)	—	—

Class C
Issued	349	584	1,604	1,017
Reinvested	123	61	51	14
Redeemed	(471)	(441)	(330)	(150)

Change in Class C Shares	1	204	1,325	881

Class R2
Issued	669	1,353	706	532
Reinvested	91	28	22	7
Redeemed	(646)	(312)	(271)	(65)

Change in Class R2 Shares	114	1,069	457	474

Class R5
Issued	1,643	2,744	—	—
Reinvested	161	36	—	—
Redeemed	(843)	(1,358)	—	—

Change in Class R5 Shares	961	1,422	—	—

Class R6
Issued	5,312	8,000	2,338	2,006
Reinvested	1,077	390	92	58
Redeemed	(2,075)	(1,270)	(1,156)	(594)

Change in Class R6 Shares	4,314	7,120	1,274	1,470

Institutional Class
Issued	—	—	11,156	12,964
Reinvested	—	—	554	107
Redeemed	—	—	(4,455)	(2,213)

Change in Institutional Class Shares	—	—	7,255	10,858

Select Class
Issued	7,576	6,600	6,883	6,536
Reinvested	775	356	354	125
Redeemed	(4,468)	(3,845)	(2,668)	(1,971)

Change in Select Class Shares	3,883	3,111	4,569	4,690

(a)	All remaining Class B Shares converted to Class A Shares on June 19, 2015. Prior year amounts, related to the conversion of Class B Shares to Class A Shares, have been reclassified to conform to the current year presentation.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Year Ended June 30, 2015	$25.11	$(0.20	)(d)	$3.17	$2.97	$(2.04)
Year Ended June 30, 2014	23.10	(0.24	)(d)	4.44	4.20	(2.19)
Year Ended June 30, 2013	18.83	(0.14	)(d)(e)	5.17	5.03	(0.76)
Year Ended June 30, 2012	20.20	(0.13	)(d)(f)	(1.24)	(1.37)	—
Year Ended June 30, 2011	13.80	(0.16	)(d)	6.56	6.40	—

Class C
Year Ended June 30, 2015	21.61	(0.28	)(d)	2.68	2.40	(2.04)
Year Ended June 30, 2014	20.25	(0.32	)(d)	3.87	3.55	(2.19)
Year Ended June 30, 2013	16.68	(0.22	)(d)(e)	4.55	4.33	(0.76)
Year Ended June 30, 2012	17.98	(0.20	)(d)(f)	(1.10)	(1.30)	—
Year Ended June 30, 2011	12.35	(0.23	)(d)	5.86	5.63	—

Select Class
Year Ended June 30, 2015	27.08	(0.15	)(d)	3.45	3.30	(2.04)
Year Ended June 30, 2014	24.70	(0.19	)(d)	4.76	4.57	(2.19)
Year Ended June 30, 2013	20.02	(0.07	)(d)(e)	5.51	5.44	(0.76)
Year Ended June 30, 2012	21.39	(0.06	)(d)(f)	(1.31)	(1.37)	—
Year Ended June 30, 2011	14.56	(0.11	)(d)	6.94	6.83	—

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.20), $(0.27) and $(0.14) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (1.00)%, (1.51)% and (0.64)% for Class A, Class C and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.17), $(0.23) and $(0.10) for Class A, Class C and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.94)%, (1.43)% and (0.53)% for Class A, Class C and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.04	13.02%	$73,175	1.25%	(0.82)%		1.44%	48%
25.11	18.56	86,997	1.33	(0.95)		1.38	65
23.10	27.61	77,408	1.44	(0.70	)(e)	1.44	65
18.83	(6.78)	64,997	1.47	(0.72	)(f)	1.48	63
20.20	46.38	159,290	1.42	(0.91)		1.50	79

21.97	12.46	50,162	1.75	(1.32)		2.02	48
21.61	17.93	55,458	1.83	(1.45)		1.88	65
20.25	26.96	54,171	1.94	(1.20	)(e)	1.94	65
16.68	(7.23)	50,144	1.97	(1.21	)(f)	1.98	63
17.98	45.59	64,298	1.98	(1.47)		2.02	79

28.34	13.30	386,459	1.00	(0.57)		1.11	48
27.08	18.87	417,048	1.06	(0.69)		1.13	65
24.70	28.02	387,402	1.09	(0.33	)(e)	1.19	65
20.02	(6.40)	219,805	1.10	(0.32	)(f)	1.22	63
21.39	46.91	150,921	1.08	(0.57)		1.24	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Select Class
Year Ended June 30, 2015	$58.70	$0.37	(d)	$3.20	$3.57	$(0.10)	$(5.99)	$(6.09)
Year Ended June 30, 2014	48.11	0.15	(e)	13.44	13.59	(0.27)	(2.73)	(3.00)
Year Ended June 30, 2013	37.54	0.37	(f)	10.63	11.00	(0.43)	—	(0.43)
Year Ended June 30, 2012	39.44	0.27	(g)	(1.98)	(1.71)	(0.19)	—	(0.19)
Year Ended June 30, 2011	28.60	0.17		10.80	10.97	(0.13)	—	(0.13)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.09 and the net investment income (loss) ratio would have been 0.17% for Select Class Shares.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.19 and the net investment income (loss) ratio would have been 0.44% for Select Class Shares.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.14 and the net investment income (loss) ratio would have been 0.39% for Select Class Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$56.18	7.01%	$815,652	0.80%	0.66%		1.13%	56%
58.70	28.95	703,307	0.79	0.28	(e)	1.12	51
48.11	29.50	522,295	0.79	0.84	(f)	1.19	55
37.54	(4.29)	406,590	0.80	0.64	(g)	1.02	45
39.44	38.37	549,530	0.79	0.39		1.09	38

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Year Ended June 30, 2015	$46.56	$0.08	(d)	$2.98	$3.06	$(0.08)	$(4.86)	$(4.94)
Year Ended June 30, 2014	39.94	0.10	(d)(e)	8.97	9.07	(0.07)	(2.38)	(2.45)
Year Ended June 30, 2013	36.02	0.29	(d)(f)	7.39	7.68	(0.36)	(3.40)	(3.76)
Year Ended June 30, 2012	36.72	0.07	(d)	1.09	1.16	(0.10)	(1.76)	(1.86)
Year Ended June 30, 2011	27.54	0.14	(d)	10.15	10.29	(0.06)	(1.05)	(1.11)

Class C
Year Ended June 30, 2015	37.96	(0.12	)(d)	2.34	2.22	—	(4.86)	(4.86)
Year Ended June 30, 2014	33.06	(0.10	)(d)(e)	7.38	7.28	—	(2.38)	(2.38)
Year Ended June 30, 2013	30.46	0.09	(d)(f)	6.15	6.24	(0.24)	(3.40)	(3.64)
Year Ended June 30, 2012	31.41	(0.08	)(d)	0.89	0.81	—	(1.76)	(1.76)
Year Ended June 30, 2011	23.75	(0.02	)(d)	8.73	8.71	—	(1.05)	(1.05)

Class R2
Year Ended June 30, 2015	45.99	(0.04	)(d)	2.95	2.91	—	(4.86)	(4.86)
Year Ended June 30, 2014	39.52	(0.01	)(d)(e)	8.86	8.85	—	(2.38)	(2.38)
Year Ended June 30, 2013	35.67	0.20	(d)(f)	7.31	7.51	(0.26)	(3.40)	(3.66)
Year Ended June 30, 2012	36.41	(0.01	)(d)	1.07	1.06	(0.04)	(1.76)	(1.80)
Year Ended June 30, 2011	27.33	0.07	(d)	10.06	10.13	—	(1.05)	(1.05)

Class R5
Year Ended June 30, 2015	51.88	0.34	(d)	3.37	3.71	(0.30)	(4.86)	(5.16)
Year Ended June 30, 2014	44.21	0.36	(d)(e)	9.96	10.32	(0.27)	(2.38)	(2.65)
Year Ended June 30, 2013	39.47	0.52	(d)(f)	8.16	8.68	(0.54)	(3.40)	(3.94)
Year Ended June 30, 2012	40.04	0.28	(d)	1.19	1.47	(0.28)	(1.76)	(2.04)
Year Ended June 30, 2011	29.92	0.31	(d)	11.06	11.37	(0.20)	(1.05)	(1.25)

Select Class
Year Ended June 30, 2015	51.78	0.24	(d)	3.36	3.60	(0.21)	(4.86)	(5.07)
Year Ended June 30, 2014	44.14	0.26	(d)(e)	9.94	10.20	(0.18)	(2.38)	(2.56)
Year Ended June 30, 2013	39.41	0.44	(d)(f)	8.15	8.59	(0.46)	(3.40)	(3.86)
Year Ended June 30, 2012	39.98	0.19	(d)	1.20	1.39	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2011	29.88	0.27	(d)	11.02	11.29	(0.14)	(1.05)	(1.19)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.04), $(0.21), $(0.15), $0.20 and $0.10 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.09)%, (0.59)%, (0.34)%, 0.41% and 0.21% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.05, $(0.11), $(0.04), $0.26 and $0.18 for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.14%, (0.36)%, (0.10)%, 0.62% and 0.44% for Class A, Class C, Class R2, Class R5 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$44.68	7.49%	$674,619	1.29%	0.17%		1.39%	20%
46.56	23.27	738,967	1.29	0.23	(e)	1.37	30
39.94	23.11	696,784	1.29	0.78	(f)	1.39	25
36.02	3.79	618,705	1.30	0.21		1.41	27
36.72	37.77	699,042	1.29	0.43		1.40	39

35.32	6.92	35,783	1.79	(0.33)		1.87	20
37.96	22.67	39,824	1.79	(0.26	)(e)	1.87	30
33.06	22.50	37,039	1.79	0.28	(f)	1.88	25
30.46	3.26	34,994	1.80	(0.29)		1.91	27
31.41	37.13	39,403	1.79	(0.06)		1.90	39

44.04	7.23	3,446	1.54	(0.08)		1.73	20
45.99	22.95	3,883	1.54	(0.02	)(e)	1.62	30
39.52	22.80	4,909	1.54	0.53	(f)	1.64	25
35.67	3.51	5,587	1.55	(0.03)		1.66	27
36.41	37.46	5,109	1.54	0.22		1.65	39

50.43	8.03	1,244,878	0.79	0.68		0.89	20
51.88	23.90	1,177,534	0.79	0.73	(e)	0.92	30
44.21	23.71	814,942	0.79	1.25	(f)	0.94	25
39.47	4.31	696,200	0.79	0.73		0.96	27
40.04	38.46	567,675	0.79	0.85		0.96	39

50.31	7.81	1,435,112	0.99	0.48		1.14	20
51.78	23.65	1,443,768	0.99	0.53	(e)	1.12	30
44.14	23.48	1,134,887	0.99	1.07	(f)	1.14	25
39.41	4.09	1,076,509	1.00	0.51		1.16	27
39.98	38.21	1,200,332	0.99	0.75		1.15	39

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Small Cap Growth Fund
Class A
Year Ended June 30, 2015	$13.96	$(0.11	)(f)(g)	$1.77	$1.66	$(1.12)
Year Ended June 30, 2014	13.00	(0.12	)(f)	2.52	2.40	(1.44)
Year Ended June 30, 2013	11.13	(0.06	)(f)(h)	2.94	2.88	(1.01)
Year Ended June 30, 2012	12.17	(0.05	)(f)(i)	(0.77)	(0.82)	(0.22)
Year Ended June 30, 2011	8.28	(0.08	)(f)	3.97	3.89	—

Class C
Year Ended June 30, 2015	11.36	(0.14	)(f)(g)	1.40	1.26	(1.12)
Year Ended June 30, 2014	10.87	(0.16	)(f)	2.09	1.93	(1.44)
Year Ended June 30, 2013	9.51	(0.10	)(f)(h)	2.47	2.37	(1.01)
Year Ended June 30, 2012	10.48	(0.09	)(f)(i)	(0.66)	(0.75)	(0.22)
Year Ended June 30, 2011	7.17	(0.12	)(f)	3.43	3.31	—

Class R2
Year Ended June 30, 2015	13.73	(0.14	)(f)(g)	1.73	1.59	(1.12)
Year Ended June 30, 2014	12.84	(0.16	)(f)	2.49	2.33	(1.44)
Year Ended June 30, 2013	11.03	(0.09	)(f)(h)	2.91	2.82	(1.01)
Year Ended June 30, 2012	12.09	(0.08	)(f)(i)	(0.76)	(0.84)	(0.22)
Year Ended June 30, 2011	8.25	(0.11	)(f)	3.95	3.84	—

Class R6
Year Ended June 30, 2015	15.23	(0.05	)(f)(g)	1.95	1.90	(1.12)
Year Ended June 30, 2014	14.00	(0.06	)(f)	2.73	2.67	(1.44)
Year Ended June 30, 2013	11.85	—	(f)(h)(j)	3.16	3.16	(1.01)
Year Ended June 30, 2012	12.88	—	(f)(i)(j)	(0.81)	(0.81)	(0.22)
November 30, 2010 (l) through June 30, 2011	11.02	(0.02	)(f)	1.88	1.86	—

Institutional Class
Year Ended June 30, 2015	15.17	(0.06	)(f)(g)	1.94	1.88	(1.12)
Year Ended June 30, 2014	13.96	(0.07	)(f)	2.72	2.65	(1.44)
Year Ended June 30, 2013	11.84	(0.01	)(f)(h)	3.14	3.13	(1.01)
Year Ended June 30, 2012	12.87	(0.01	)(f)(i)	(0.80)	(0.81)	(0.22)
Year Ended June 30, 2011	8.73	(0.04	)(f)	4.18	4.14	—

Select Class
Year Ended June 30, 2015	14.91	(0.08	)(f)(g)	1.90	1.82	(1.12)
Year Ended June 30, 2014	13.77	(0.09	)(f)	2.67	2.58	(1.44)
Year Ended June 30, 2013	11.70	(0.03	)(f)(h)	3.11	3.08	(1.01)
Year Ended June 30, 2012	12.74	(0.02	)(f)(i)	(0.80)	(0.82)	(0.22)
Year Ended June 30, 2011	8.65	(0.05	)(f)	4.14	4.09	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.09), $(0.13), $(0.12), $(0.04), $(0.05) and $(0.07) for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.80)%, (1.30)%, (1.04)%, (0.29)%, (0.40)% and (0.54)% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.07), $(0.11), $(0.10), $(0.02), $(0.27) and $(0.40) for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.68)%, (1.18)%, (0.92)%, (0.19)%, (0.03)% and (0.05)% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(j)	Amount rounds to less than $0.01.
(k)	Amount rounds to less than 0.01%.
(l)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$14.50	13.04%	$266,805	1.25%	(0.82	)%(g)	1.42%	50%
13.96	18.94	282,408	1.25	(0.86)		1.37	58
13.00	27.94	249,986	1.24	(0.50	)(h)	1.42	60
11.13	(6.59)	219,946	1.25	(0.46	)(i)	1.44	58
12.17	46.98	271,606	1.24	(0.72)		1.39	79

11.50	12.47	26,297	1.75	(1.32	)(g)	1.87	50
11.36	18.29	28,035	1.75	(1.36)		1.87	58
10.87	27.30	25,415	1.74	(1.00	)(h)	1.92	60
9.51	(6.99)	23,689	1.75	(0.97	)(i)	1.94	58
10.48	46.16	31,665	1.78	(1.26)		1.89	79

14.20	12.74	28,364	1.50	(1.07	)(g)	1.72	50
13.73	18.62	31,119	1.50	(1.11)		1.62	58
12.84	27.64	26,561	1.49	(0.75	)(h)	1.67	60
11.03	(6.80)	22,514	1.50	(0.71	)(i)	1.69	58
12.09	46.55	16,109	1.50	(0.98)		1.64	79

16.01	13.55	486,724	0.75	(0.31	)(g)	0.79	50
15.23	19.55	355,032	0.75	(0.36)		0.87	58
14.00	28.63	248,415	0.75	—	(h)(k)	0.92	60
11.85	(6.14)	200,960	0.75	0.02	(i)	0.94	58
12.88	16.88	83,457	0.74	(0.24)		0.88	79

15.93	13.47	279,248	0.85	(0.42	)(g)	0.95	50
15.17	19.46	302,087	0.85	(0.46)		0.97	58
13.96	28.39	230,458	0.85	(0.11	)(h)	1.02	60
11.84	(6.15)	226,834	0.85	(0.06	)(i)	1.04	58
12.87	47.42	207,977	0.85	(0.32)		1.00	79

15.61	13.29	157,631	1.00	(0.57	)(g)	1.16	50
14.91	19.20	156,585	1.00	(0.62)		1.12	58
13.77	28.30	148,078	1.00	(0.25	)(h)	1.17	60
11.70	(6.29)	123,887	1.00	(0.21	)(i)	1.19	58
12.74	47.28	128,617	0.99	(0.47)		1.14	79

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Year Ended June 30, 2015	$27.98	$0.22	(d)	$(0.01)	$0.21	$(0.20)	$(1.34)	$(1.54)
Year Ended June 30, 2014	23.77	0.12	(d)(e)	4.87	4.99	(0.11)	(0.67)	(0.78)
Year Ended June 30, 2013	18.75	0.21	(d)(f)	5.04	5.25	(0.23)	—	(0.23)
Year Ended June 30, 2012	18.99	0.14	(d)	(0.22)	(0.08)	(0.16)	—	(0.16)
Year Ended June 30, 2011	14.53	0.12	(d)	4.46	4.58	(0.12)	—	(0.12)

Class C
Year Ended June 30, 2015	24.19	0.05	(d)	(0.01)	0.04	(0.11)	(1.34)	(1.45)
Year Ended June 30, 2014	20.73	(0.03	)(d)(e)	4.22	4.19	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2013	16.40	0.06	(d)(f)	4.41	4.47	(0.14)	—	(0.14)
Year Ended June 30, 2012	16.64	0.03	(d)	(0.19)	(0.16)	(0.08)	—	(0.08)
Year Ended June 30, 2011	12.78	0.01	(d)	3.92	3.93	(0.07)	—	(0.07)

Class R2
Year Ended June 30, 2015	27.83	0.16	(d)	(0.02)	0.14	(0.14)	(1.34)	(1.48)
Year Ended June 30, 2014	23.67	0.07	(d)(e)	4.83	4.90	(0.07)	(0.67)	(0.74)
Year Ended June 30, 2013	18.68	0.15	(d)(f)	5.03	5.18	(0.19)	—	(0.19)
Year Ended June 30, 2012	18.93	0.10	(d)	(0.23)	(0.13)	(0.12)	—	(0.12)
Year Ended June 30, 2011	14.51	0.08	(d)	4.45	4.53	(0.11)	—	(0.11)

Class R5
Year Ended June 30, 2015	29.31	0.34	(d)	(0.02)	0.32	(0.28)	(1.34)	(1.62)
Year Ended June 30, 2014	24.85	0.23	(d)(e)	5.09	5.32	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2013	19.58	0.29	(d)(f)	5.27	5.56	(0.29)	—	(0.29)
Year Ended June 30, 2012	19.82	0.20	(d)	(0.22)	(0.02)	(0.22)	—	(0.22)
Year Ended June 30, 2011	15.15	0.18	(d)	4.66	4.84	(0.17)	—	(0.17)

Class R6
Year Ended June 30, 2015	29.33	0.37	(d)	(0.02)	0.35	(0.31)	(1.34)	(1.65)
Year Ended June 30, 2014	24.87	0.24	(d)(e)	5.09	5.33	(0.20)	(0.67)	(0.87)
Year Ended June 30, 2013	19.59	0.29	(d)(f)	5.29	5.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	19.83	0.22	(d)	(0.23)	(0.01)	(0.23)	—	(0.23)
Year Ended June 30, 2011	15.15	0.20	(d)	4.65	4.85	(0.17)	—	(0.17)

Select Class
Year Ended June 30, 2015	29.31	0.31	(d)	(0.02)	0.29	(0.26)	(1.34)	(1.60)
Year Ended June 30, 2014	24.86	0.20	(d)(e)	5.09	5.29	(0.17)	(0.67)	(0.84)
Year Ended June 30, 2013	19.58	0.26	(d)(f)	5.29	5.55	(0.27)	—	(0.27)
Year Ended June 30, 2012	19.82	0.19	(d)	(0.23)	(0.04)	(0.20)	—	(0.20)
Year Ended June 30, 2011	15.15	0.17	(d)	4.65	4.82	(0.15)	—	(0.15)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.11, $(0.05), $0.05, $0.22, $0.23 and $0.18 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.41%, (0.20)%, 0.20%, 0.79%, 0.82% and 0.66% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.
(f)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.12, $(0.01), $0.06, $0.19, $0.20 and $0.17 for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively, and the net investment income (loss) ratio would have been 0.57%, (0.08)%, 0.27%, 0.86%, 0.89% and 0.77% for Class A, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$26.65	1.04%	$618,977	1.24%	0.84%		1.44%	38%
27.98	21.24	516,950	1.24	0.46	(e)	1.40	40
23.77	28.08	332,177	1.24	0.98	(f)	1.39	38
18.75	(0.36)	184,920	1.25	0.79		1.41	38
18.99	31.56	202,094	1.25	0.68		1.43	43

22.77	0.42	49,815	1.85	0.23		1.89	38
24.19	20.45	52,909	1.84	(0.15	)(e)	1.89	40
20.73	27.35	41,108	1.85	0.34	(f)	1.89	38
16.40	(0.96)	28,834	1.86	0.18		1.91	38
16.64	30.72	31,602	1.85	0.07		1.93	43

26.49	0.77	48,675	1.49	0.59		1.76	38
27.83	20.95	47,939	1.49	0.25	(e)	1.66	40
23.67	27.79	15,500	1.49	0.69	(f)	1.64	38
18.68	(0.64)	6,758	1.50	0.55		1.66	38
18.93	31.22	6,082	1.49	0.45		1.64	43

28.01	1.39	103,149	0.91	1.19		0.93	38
29.31	21.67	79,792	0.90	0.85	(e)	0.95	40
24.85	28.53	32,304	0.90	1.28	(f)	0.94	38
19.58	(0.03)	15,668	0.91	1.09		0.95	38
19.82	31.95	31,899	0.90	1.03		1.00	43

28.03	1.49	554,522	0.79	1.32		0.81	38
29.33	21.71	453,645	0.85	0.87	(e)	0.90	40
24.87	28.62	207,613	0.85	1.32	(f)	0.89	38
19.59	0.02	180,853	0.86	1.21		0.91	38
19.83	32.06	103,457	0.85	1.06		0.89	43

28.00	1.27	495,605	0.99	1.10		1.14	38
29.31	21.52	404,848	0.99	0.71	(e)	1.15	40
24.86	28.47	266,018	0.99	1.19	(f)	1.14	38
19.58	(0.11)	196,102	1.00	1.04		1.16	38
19.82	31.86	190,632	0.99	0.92		1.18	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Year Ended June 30, 2015	$16.25	$0.03	(f)	$1.22		$1.25	$—	$(0.54)	$(0.54)
Year Ended June 30, 2014	13.17	(0.01	)(f)(g)	3.39		3.38	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.31	0.04	(f)(h)	2.89		2.93	(0.07)	—	(0.07)
Year Ended June 30, 2012	10.62	0.02	(f)	(0.33	)(i)	(0.31)	—	—	—
Year Ended June 30, 2011	7.79	—	(f)(j)	2.86		2.86	(0.03)	—	(0.03)

Class C
Year Ended June 30, 2015	15.86	(0.05	)(f)	1.19		1.14	—	(0.54)	(0.54)
Year Ended June 30, 2014	12.91	(0.08	)(f)(g)	3.32		3.24	—	(0.29)	(0.29)
Year Ended June 30, 2013	10.14	(0.02	)(f)(h)	2.83		2.81	(0.04)	—	(0.04)
Year Ended June 30, 2012	10.50	(0.02	)(f)	(0.34	)(i)	(0.36)	—	—	—
Year Ended June 30, 2011	7.71	(0.05	)(f)	2.84		2.79	—	—	—

Class R2
Year Ended June 30, 2015	16.12	(0.01	)(f)	1.20		1.19	—	(0.54)	(0.54)
Year Ended June 30, 2014	13.09	(0.05	)(f)(g)	3.38		3.33	(0.01)	(0.29)	(0.30)
Year Ended June 30, 2013	10.25	(0.02	)(f)(h)	2.90		2.88	(0.04)	—	(0.04)
November 1, 2011 (k) through June 30, 2012	9.02	—	(f)(j)	1.27	(i)	1.27	(0.04)	—	(0.04)

Class R6
Year Ended June 30, 2015	16.52	0.12	(f)	1.24		1.36	(0.05)	(0.54)	(0.59)
Year Ended June 30, 2014	13.35	0.06	(f)(g)	3.46		3.52	(0.06)	(0.29)	(0.35)
Year Ended June 30, 2013	10.43	0.11	(f)(h)	2.91		3.02	(0.10)	—	(0.10)
November 1, 2011 (k) through June 30, 2012	9.13	0.05	(f)	1.29	(i)	1.34	(0.04)	—	(0.04)

Institutional Class
Year Ended June 30, 2015	16.51	0.11	(f)	1.24		1.35	(0.04)	(0.54)	(0.58)
Year Ended June 30, 2014	13.35	0.06	(f)(g)	3.44		3.50	(0.05)	(0.29)	(0.34)
Year Ended June 30, 2013	10.43	0.10	(f)(h)	2.92		3.02	(0.10)	—	(0.10)
Year Ended June 30, 2012	10.75	0.06	(f)	(0.34	)(i)	(0.28)	(0.04)	—	(0.04)
Year Ended June 30, 2011	7.84	0.04	(f)	2.90		2.94	(0.03)	—	(0.03)

Select Class
Year Ended June 30, 2015	16.53	0.08	(f)	1.24		1.32	(0.02)	(0.54)	(0.56)
Year Ended June 30, 2014	13.37	0.03	(f)(g)	3.45		3.48	(0.03)	(0.29)	(0.32)
Year Ended June 30, 2013	10.45	0.08	(f)(h)	2.92		3.00	(0.08)	—	(0.08)
Year Ended June 30, 2012	10.76	0.05	(f)	(0.33	)(i)	(0.28)	(0.03)	—	(0.03)
Year Ended June 30, 2011	7.86	0.03	(f)	2.89		2.92	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.02), $(0.09), $(0.05), $0.06, $0.05 and $0.02 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.12)%, (0.61)%, (0.36)%, 0.38%, 0.34% and 0.13% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(h)	Reflects special dividends paid out during the period by one of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $(0.01), $(0.07), $(0.07), $0.07, $0.05 and $0.03 for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively, and the net investment income (loss) ratio would have been (0.08)%, (0.57)%, (0.58)%, 0.56%, 0.41% and 0.25% for Class A, Class C, Class R2, Class R6, Institutional Class and Select Class Shares, respectively.
(i)	An affiliate of JPMorgan made a payment to the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(0.34), $(0.35), $1.28 and $(0.34) for Class A, Class C, Class R6 and Select Class Shares, respectively, and the total return would have been (3.01)%, (3.52)%, 14.66% and (2.70)% for Class A, Class C, Class R6 and Select Class Shares, respectively. The impact was less than $0.01 to the net realized and unrealized gains (losses) on investments per share and less than 0.01% to total return for Class R2 and Institutional Class Shares.
(j)	Amount rounds to less than $0.01.
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$16.96	7.98%		$240,064	1.25%	0.21%		1.40%	56%
16.25	25.86		126,858	1.25	(0.08	)(g)	1.34	51
13.17	28.54		49,607	1.25	0.31	(h)	1.43	54
10.31	(2.92	)(i)	8,411	1.26	0.17		1.59	74
10.62	36.78		12,271	1.25	0.02		1.50	48

16.46	7.47		45,202	1.75	(0.28)		1.88	56
15.86	25.27		22,539	1.75	(0.57	)(g)	1.84	51
12.91	27.83		6,972	1.75	(0.18	)(h)	1.93	54
10.14	(3.43	)(i)	1,247	1.76	(0.26)		2.10	74
10.50	36.19		1,173	1.75	(0.50)		2.02	48

16.77	7.66		17,846	1.50	(0.04)		1.66	56
16.12	25.66		9,785	1.50	(0.32	)(g)	1.59	51
13.09	28.19		1,744	1.50	(0.20	)(h)	1.65	54
10.25	14.17	(i)	57	1.51	0.02		1.91	74

17.29	8.54		69,755	0.73	0.73		0.76	56
16.52	26.54		45,604	0.75	0.42	(g)	0.84	51
13.35	29.17		17,232	0.75	0.95	(h)	0.97	54
10.43	14.77	(i)	12,959	0.75	0.70		1.08	74

17.28	8.49		352,036	0.82	0.64		0.94	56
16.51	26.42		216,698	0.82	0.39	(g)	0.94	51
13.35	29.08		30,226	0.82	0.79	(h)	1.05	54
10.43	(2.59	)(i)	9,350	0.83	0.62		1.19	74
10.75	37.58		20,763	0.82	0.42		1.13	48

17.29	8.25		246,645	1.00	0.45		1.11	56
16.53	26.21		160,279	1.00	0.17	(g)	1.09	51
13.37	28.81		66,928	1.00	0.64	(h)	1.21	54
10.45	(2.60	)(i)	37,935	1.01	0.49		1.35	74
10.76	37.14		34,944	1.00	0.27		1.29	48

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM I	Diversified

The investment objectives of Dynamic Small Cap Growth Fund, Small Cap Core Fund and Small Cap Equity Fund are to seek capital growth over the long term.

The investment objective of Small Cap Growth Fund is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

The investment objective of Small Cap Value Fund is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.

The investment objective of U.S. Small Company Fund is to seek to provide high total return from a portfolio of small company stocks.

All share classes of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund and Small Cap Growth Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in the Classes’ prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

On June 19, 2015, all remaining Class B Shares converted to Class A Shares of the same Fund. Prior to June 19, 2015, Class B Shares automatically converted to Class A Shares after eight years and provided for a CDSC. Information relating to certain fees and other characteristics of the Class B Shares prior to June 19, 2015 is included in Note 3.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used, had a ready market for the investments existed, and such differences could be material.

74	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Dynamic Small Cap Growth Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$504,962	$435	$—		$505,397

Small Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$95,199	$—	$—		$95,199
Consumer Staples	28,494	—	—		28,494
Energy	33,154	—	—		33,154
Financials	181,843	—	—		181,843
Health Care	119,009	475	—		119,484
Industrials	123,370	—	—		123,370
Information Technology	136,285	—	—		136,285
Materials	26,312	—	—		26,312
Telecommunication Services	10,391	—	—		10,391
Utilities	24,872	—	—		24,872

Total Common Stocks	778,929	475	—		779,404

Right
Health Care	—	—	168		168
Warrant
Financials	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	22,565	—	—		22,565

Total Investments in Securities	$801,494	$475	$168		$802,137

Depreciation in Other Financial Instruments
Futures Contracts	$(368)	$—	$—		$(368)

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (c)	$3,393,294	$—	$—		$3,393,294

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$1,233,864	$1,062	$—		$1,234,926

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$179,164	$—	$—		$179,164
Consumer Staples	44,168	—	—		44,168
Energy	114,512	—	—		114,512
Financials	720,021	—	—		720,021
Health Care	96,545	—	—		96,545
Industrials	247,986	—	—		247,986
Information Technology	201,122	—	—		201,122
Materials	72,974	—	—		72,974
Telecommunication Services	17,686	—	—		17,686
Utilities	113,820	—	—		113,820

Total Common Stocks	1,807,998	—	—		1,807,998

Warrant
Financials	—	—	—	(b)	—	(b)
Short-Term Investment
Investment Company	58,498	—	—		58,498

Total Investments in Securities	$1,866,496	$—	$—	(b)	$1,866,496

Depreciation in Other Financial Instruments
Futures Contracts	$(407)	$—	$—		$(407)

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$137,322	$—	$—		$137,322
Consumer Staples	23,697	—	—		23,697
Energy	41,873	—	—		41,873
Financials	211,893	—	—		211,893
Health Care	165,242	566	—	(d)	165,808
Industrials	114,570	—	—		114,570
Information Technology	170,692	—	—		170,692
Materials	31,103	—	—		31,103
Telecommunication Services	9,573	—	—		9,573
Utilities	31,338	—	—		31,338

Total Common Stocks	937,303	566	—	(d)	937,869

76	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Warrant
Financials	$—	$—	$—	(b)	$—	(b)
Short-Term Investment
Investment Company	23,360	—	—		23,360

Total Investments in Securities	$960,663	$566	$—	(d)	$961,229

Depreciation in Other Financial Instruments
Futures Contracts	$(235)	$—	$—		$(235)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a common stock that was disclosed in the Health Care industry on the SOI. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	Value is zero.
(c)	All portfolio holdings designated as Level 1 are disclosed individually on the SOIs. Please refer to the SOIs for industry specifics of portfolio holdings.
(d)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the year ended June 30, 2015.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Illiquid securities are securities which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately their fair value and include, but are not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of June 30, 2015, the Funds had no investments in restricted securities.

The following are the values and percentages of net assets of securities deemed to be illiquid as of June 30, 2015 (amounts in thousands):

	Value		Percentage
Small Cap Core Fund	$168		0.0	%(a)
Small Cap Value Fund	—	(b)	—
U.S. Small Company Fund	—	(c)	0.0	(a)

(a)	Amount rounds to less than 0.1%.
(b)	Value is zero.
(c)	Amount rounds to less than $1,000.

C. Futures Contracts — Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2015 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$18,317	$54,579	$24,284
Ending Notional Balance Long	35,011	54,392	30,010

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid at least annually, except for Small Cap Value Fund, which are generally declared and paid quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Dynamic Small Cap Growth Fund	$—		$4,454	$(4,454)
Small Cap Core Fund	—		174	(174)
Small Cap Equity Fund	—	(a)	(1,229)	1,229
Small Cap Growth Fund	(1,773)		7,390	(5,617)
Small Cap Value Fund	—	(a)	(191)	191
U.S. Small Company Fund	—		(120)	120

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to litigation payment reclassifications, non-taxable dividends and net operating losses.

78	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, J.P. Morgan Investment Management, Inc. (the “Adviser” or “JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Dynamic Small Cap Growth Fund	$2	$—
Small Cap Equity Fund	4	2
Small Cap Growth Fund	6	1
Small Cap Value Fund	26	—	(a)
U.S. Small Company Fund	22	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	0.25	n/a	0.10	0.25

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class B		Class C		Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.25	%*	1.75	%*	1.75	%*	n/a	n/a	n/a	n/a	1.00	%*
Small Cap Core Fund	n/a		n/a		n/a		n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30		1.80		1.80		1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25		1.75		1.75		1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25		1.86		1.86		1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26		n/a		1.76		1.51	n/a	0.76	0.83	1.01

*	Prior to March 1, 2014, the contractual expense limitations for Dynamic Small Cap Growth Fund were 1.50%, 2.10%, 2.10% and 1.10% for Class A, Class B, Class C and Select Class, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015, except Class B Shares which are no longer operating. In addition, the Funds’ service providers have voluntarily waived fees during the year ended June 30, 2015. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Dynamic Small Cap Growth Fund	$378	$203	$120	$701	$17
Small Cap Core Fund	1,623	609	206	2,438	—
Small Cap Equity Fund	1,348	871	1,595	3,814	—	(a)
Small Cap Growth Fund	321	211	676	1,208	20
Small Cap Value Fund	126	79	1,550	1,755	81
U.S. Small Company Fund	82	52	618	752	31

(a)	Amount rounds to less than $1,000.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser or its affiliates. The Adviser, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in these money market funds for the year ended June 30, 2015 was as follows (amounts in thousands):

Dynamic Small Cap Growth Fund	$17
Small Cap Core Fund	33
Small Cap Equity Fund	263
Small Cap Growth Fund	33
Small Cap Value Fund	102
U.S. Small Company Fund	55

80	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, U.S. Small Company Fund incurred less than $1,000 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$252,607	$367,839	$—	$—
Small Cap Core Fund	445,662	401,873	—	915
Small Cap Equity Fund	628,739	933,597	—	—
Small Cap Growth Fund	570,154	632,284	—	—
Small Cap Value Fund	910,553	600,398	—	1,670
U.S. Small Company Fund	725,240	393,993	—	610

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$353,020	$169,006	$16,629	$152,377
Small Cap Core Fund	621,725	212,660	32,248	180,412
Small Cap Equity Fund	2,182,938	1,290,974	80,618	1,210,356
Small Cap Growth Fund	896,346	388,750	50,170	338,580
Small Cap Value Fund	1,619,542	348,358	101,404	246,954
U.S. Small Company Fund	857,922	146,087	42,780	103,307

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals and non-taxable dividends.

The tax character of distributions paid during the year ended June 30, 2015 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$6,167	$36,780	$42,947
Small Cap Core Fund	13,046	60,430	73,476
Small Cap Equity Fund	37,796	303,990	341,786
Small Cap Growth Fund	303	86,078	86,381
Small Cap Value Fund	27,790	63,616	91,406
U.S. Small Company Fund	11,336	11,939	23,275

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The tax character of distributions paid during the year ended June 30, 2014 was as follows (amounts in thousands):

	Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
Dynamic Small Cap Growth Fund	$13,443	$30,590	$44,033
Small Cap Core Fund	7,885	25,750	33,635
Small Cap Equity Fund	44,213	122,627	166,840
Small Cap Growth Fund	9,192	93,419	102,611
Small Cap Value Fund	14,967	23,752	38,719
U.S. Small Company Fund	4,145	2,938	7,083

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$714	$43,805	$152,377
Small Cap Core Fund	15,008	49,655	180,412
Small Cap Equity Fund	29,585	118,231	1,210,356
Small Cap Growth Fund	—	69,637	338,580
Small Cap Value Fund	2,124	64,235	246,954
U.S. Small Company Fund	5,886	24,153	103,307

For the Funds, the cumulative timing differences primarily consist of late year ordinary loss deferrals, wash sale loss deferrals and non-taxable dividends.

As of June 30, 2015, the Funds did not have any capital loss carryforwards.

Late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2015, the following Funds deferred to July 1, 2015 late year ordinary losses of (amounts in thousands):

Late Year Ordinary Loss
Dynamic Small Cap Growth Fund	$1,622
Small Cap Growth Fund	2,779

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015. Average borrowings from the Facility for, or at any time during, the year ended June 30, 2015, were as follows (amounts in thousands):

	Average Borrowings	Average Interest Rate Paid	Number of Days Outstanding	Interest Paid
Small Cap Equity Fund	$11,632	0.23%	3	$—	(a)

(a)	Amount rounds to less than $1,000.

82	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

Interest expense paid as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates on the Statements of Operations

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Dynamic Small Cap Growth Fund and U.S. Small Company Fund each have a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Funds’ outstanding shares.

One or more affiliates of the Adviser have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for Small Cap Core Fund and Small Cap Equity Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own in the aggregate, more than 10% of the net assets of certain Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Growth Fund	—%	23.1%
Small Cap Value Fund	10.3	13.6

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because the Funds may invest a significant portion of their assets in REITs, the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	83

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and the Shareholders of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan U.S. Small Company Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Dynamic Small Cap Growth Fund, JPMorgan Small Cap Core Fund, JPMorgan Small Cap Equity Fund and JPMorgan U.S. Small Company Fund (each a separate fund of JPMorgan Trust I) and JPMorgan Small Cap Growth Fund and JPMorgan Small Cap Value Fund (each a separate fund of JPMorgan Trust II) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

84	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	85

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

86	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management. Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	87

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual	$1,000.00	$1,096.90	$6.50	1.25%
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,093.60	9.08	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Select Class
Actual	1,000.00	1,098.00	5.20	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Small Cap Core Fund
Select Class
Actual	1,000.00	1,034.20	3.98	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

Small Cap Equity Fund
Class A
Actual	1,000.00	1,048.10	6.55	1.29
Hypothetical	1,000.00	1,018.40	6.46	1.29
Class C
Actual	1,000.00	1,045.30	9.08	1.79
Hypothetical	1,000.00	1,015.92	8.95	1.79
Class R2
Actual	1,000.00	1,046.80	7.82	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class R5
Actual	1,000.00	1,050.60	4.02	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79

88	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Select Class
Actual	$1,000.00	$1,049.40	$5.03	0.99%
Hypothetical	1,000.00	1,019.89	4.96	0.99

Small Cap Growth Fund
Class A
Actual	1,000.00	1,096.00	6.50	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,093.20	9.08	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,094.00	7.79	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50
Class R6
Actual	1,000.00	1,098.10	3.90	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Institutional Class
Actual	1,000.00	1,097.90	4.42	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Select Class
Actual	1,000.00	1,097.00	5.20	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

Small Cap Value Fund
Class A
Actual	1,000.00	1,005.50	6.17	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,002.30	9.18	1.85
Hypothetical	1,000.00	1,015.62	9.25	1.85
Class R2
Actual	1,000.00	1,004.10	7.40	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R5
Actual	1,000.00	1,007.10	4.38	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class R6
Actual	1,000.00	1,007.80	3.73	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Select Class
Actual	1,000.00	1,006.40	4.93	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99

U.S. Small Company Fund
Class A
Actual	1,000.00	1,044.30	6.34	1.25
Hypothetical	1,000.00	1,018.60	6.26	1.25
Class C
Actual	1,000.00	1,041.80	8.86	1.75
Hypothetical	1,000.00	1,016.12	8.75	1.75
Class R2
Actual	1,000.00	1,042.90	7.60	1.50
Hypothetical	1,000.00	1,017.36	7.50	1.50

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	89

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Small Company Fund (continued)
Class R6
Actual	$1,000.00	$1,047.20	$3.65	0.72%
Hypothetical	1,000.00	1,021.22	3.61	0.72
Institutional Class
Actual	1,000.00	1,046.60	4.16	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Select Class
Actual	1,000.00	1,045.30	5.07	1.00
Hypothetical	1,000.00	1,019.84	5.01	1.00

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

90	J.P. MORGAN SMALL CAP FUNDS	JUNE 30, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deductions
Small Cap Core Fund	71.47
Small Cap Equity Fund	100.00
Small Cap Value Fund	100.00
U.S. Small Company Fund	79.99

Long Term Capital Gain

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Long-Term Capital Gain Distribution
Dynamic Small Cap Growth Fund	$36,780
Small Cap Core Fund	60,430
Small Cap Equity Fund	303,990
Small Cap Growth Fund	86,078
Small Cap Value Fund	63,616
U.S. Small Company Fund	11,939

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015 (amounts in thousands):

Qualified Dividend Income
Dynamic Small Cap Growth Fund	$2,325
Small Cap Core Fund	11,910
Small Cap Equity Fund	37,796
Small Cap Growth Fund	303
Small Cap Value Fund	27,790
U.S. Small Company Fund	11,316

JUNE 30, 2015	J.P. MORGAN SMALL CAP FUNDS	91

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-SC-615

Annual Report

JPMorgan SmartRetirement® Funds

June 30, 2015

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2015 Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment — though not reflected in wage growth — drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited)

global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement® Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of June 30, 2015
JPMorgan SmartRetirement® Income Fund	2.04%	1.86%	S&P Target Date Retirement Income Index	$2,071,134,282

JPMorgan SmartRetirement® 2015 Fund	2.57%	2.38%	S&P Target Date 2015 Index	$2,695,242,381

JPMorgan SmartRetirement® 2020 Fund	3.45%	2.57%	S&P Target Date 2020 Index	$6,071,158,426

JPMorgan SmartRetirement® 2025 Fund	3.82%	2.48%	S&P Target Date 2025 Index	$5,238,298,108

JPMorgan SmartRetirement® 2030 Fund	4.28%	2.58%	S&P Target Date 2030 Index	$6,020,984,003

JPMorgan SmartRetirement® 2035 Fund	4.36%	2.68%	S&P Target Date 2035 Index	$4,033,790,576

JPMorgan SmartRetirement® 2040 Fund	4.63%	2.71%	S&P Target Date 2040 Index	$4,328,832,866

JPMorgan SmartRetirement® 2045 Fund	4.62%	2.73%	S&P Target Date 2045 Index	$2,390,256,800

JPMorgan SmartRetirement® 2050 Fund	4.65%	2.79%	S&P Target Date 2050 Index	$1,881,478,571

JPMorgan SmartRetirement® 2055 Fund	4.41%	2.77%	S&P Target Date 2055+ Index	$336,377,137

*	Returns for the JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2035 Fund and JPMorgan SmartRetirement 2055 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Funds’ returns are based on Institutional Class Shares.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	3

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Income Fund
Fixed Income	53.9%
U.S. Equity	24.8
Money Market	10.2
International Equity	8.1
Alternative Assets	2.6
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2015 Fund
Fixed Income	52.2%
U.S. Equity	26.7
International Equity	9.1
Money Market	8.7
Alternative Assets	2.9
U.S. Treasury Obligation	0.4

JPMorgan SmartRetirement® 2020 Fund
Fixed Income	46.1%
U.S. Equity	34.0
International Equity	13.9
Alternative Assets	4.2
Money Market	1.3
U.S. Treasury Obligation	0.5

JPMorgan SmartRetirement® 2025 Fund
U.S. Equity	40.2%
Fixed Income	36.2
International Equity	16.8
Alternative Assets	4.5
Money Market	1.6
U.S. Treasury Obligation	0.7

JPMorgan SmartRetirement® 2030 Fund
U.S. Equity	48.1%
Fixed Income	26.6
International Equity	17.8
Alternative Assets	5.0
Money Market	1.7
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2035 Fund
U.S. Equity	51.9%
International Equity	20.4
Fixed Income	19.6
Alternative Assets	5.5
Money Market	1.8
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2040 Fund
U.S. Equity	55.5%
International Equity	22.3
Fixed Income	13.8
Alternative Assets	5.9
Money Market	1.7
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2045 Fund
U.S. Equity	55.7%
International Equity	22.2
Fixed Income	13.9
Alternative Assets	6.0
Money Market	1.4
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2050 Fund
U.S. Equity	55.7%
International Equity	22.4
Fixed Income	13.8
Alternative Assets	6.0
Money Market	1.3
U.S. Treasury Obligation	0.8

JPMorgan SmartRetirement® 2055 Fund
U.S. Equity	55.0%
International Equity	22.4
Fixed Income	13.6
Alternative Assets	6.0
Money Market	2.2
U.S. Treasury Obligation	0.8

*	The percentages indicated are based on total investments as of June 30, 2015. Each Fund’s portfolio composition is subject to change.

4	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement® Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

HOW DID THE MARKET PERFORM?

U.S. equity markets performed strongly in the second half of 2014, amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at record highs in February, March and April but moved very little overall, remaining closer to flat than any other six month period since reliable recordkeeping began in 1928. Equities in the European Union and Japan came under pressure in late 2014 but benefitted from both central bank stimulus and attractive relative valuations in 2015.

In the latter half of 2014, demand for U.S. Treasury securities increased as economic uncertainty elsewhere drove investors to so-called safe havens. Treasury yields, which move in the opposite direction of prices, fell sharply for both the 10-year and 30-year bonds. Overall, U.S. corporate debt provided positive returns, though high-yield debt, also known as “junk bonds”, underperformed other fixed-income asset classes.

In the first six months of 2015, U.S. Treasury bonds continued to prove attractive to investors and high-yield debt rebounded to outperform investment grade debt securities for the reporting period. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the reporting period as investors sought to avoid the risk of holding long-term debt ahead of an anticipated increase in interest rates by the U.S. Federal Reserve.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

All ten JPMorgan SmartRetirement Funds (Institutional Share Class or Select Share Class) (the “Funds”) outperformed their respective S&P Target Date benchmarks for the twelve months ended June 30, 2015.

Strategic allocation made a positive contribution to the 2025-2055 Funds, as the 2025-2055 Funds’ diversification across equity and fixed income asset classes was beneficial. Tactically, during the reporting period, the Funds’ portfolio managers implemented a pro-risk position, having overweight allocations to developed market equities including the United States,

Europe ex UK, and Japan. Within fixed income, the team implemented a curve flattening position, using U.S. Treasury futures to underweight positions in 2-year and 5-year Treasuries, and overweight positions in 30-year Treasuries. The yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time.

Tactical asset allocation decisions contributed positively to performance across all vintages during the reporting period. Manager selection decisions also contributed positively to performance.

Strategic asset allocation involves setting long-term target allocations to various asset classes and periodically rebalancing the portfolio in accordance with those targets. Tactical asset allocation generally involves a more active trading approach and seeks to take advantage of short-to-intermediate term opportunities.

HOW WERE THE FUNDS POSITIONED?

The Funds invested in underlying J.P. Morgan Funds to implement the Funds’ portfolio managers’ asset allocation decisions. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to their respective S&P Target Date benchmarks, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities, commodity-related investments and U.S. Treasury Inflation Protected Securities. The Funds’ portfolio managers also used futures contracts to help manage cash flows and implement tactical asset allocations.

*	The adviser seeks to achieve each Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement® Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		1.81%	6.99%	5.11%
With Sales Charge*		(2.74)	6.01	4.58
CLASS C SHARES	May 15, 2006
Without CDSC		1.12	6.29	4.48
With CDSC**		0.12	6.29	4.48
CLASS R2 SHARES	November 3, 2008	1.58	6.74	4.93
CLASS R6 SHARES	November 3, 2014	2.07	7.27	5.44
INSTITUTIONAL CLASS SHARES	May 15, 2006	2.04	7.26	5.43
SELECT CLASS SHARES	May 15, 2006	1.91	7.10	5.27

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from May 15, 2006 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also,

6	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement® 2015 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		2.28%	8.78%	5.36%
With Sales Charge*		(2.31)	7.78	4.83
CLASS C SHARES	May 15, 2006
Without CDSC		1.59	8.06	4.74
With CDSC**		0.59	8.06	4.74
CLASS R2 SHARES	November 3, 2008	2.03	8.51	5.18
CLASS R6 SHARES	November 3, 2014	2.60	9.06	5.69
INSTITUTIONAL CLASS SHARES	May 15, 2006	2.57	9.05	5.69
SELECT CLASS SHARES	May 15, 2006	2.37	8.89	5.53

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from May 15, 2006 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

8	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement® 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		3.23%	10.34%	5.90%
With Sales Charge*		(1.43)	9.33	5.36
CLASS C SHARES	May 15, 2006
Without CDSC		2.50	9.61	5.27
With CDSC**		1.50	9.61	5.27
CLASS R2 SHARES	November 3, 2008	2.94	10.05	5.71
CLASS R6 SHARES	November 3, 2014	3.54	10.62	6.23
INSTITUTIONAL CLASS SHARES	May 15, 2006	3.45	10.60	6.22
SELECT CLASS SHARES	May 15, 2006	3.26	10.44	6.06

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from May 15, 2006 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

10	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement® 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		3.74%	11.50%	5.49%
With Sales Charge*		(0.94)	10.48	4.87
CLASS C SHARES	July 31, 2007
Without CDSC		3.07	10.77	4.85
With CDSC**		2.07	10.77	4.85
CLASS R2 SHARES	November 3, 2008	3.50	11.22	5.26
CLASS R6 SHARES	November 3, 2014	4.05	11.79	5.80
INSTITUTIONAL CLASS SHARES	July 31, 2007	4.02	11.79	5.79
SELECT CLASS SHARES	July 31, 2007	3.82	11.61	5.63

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2025 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

12	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement® 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		4.05%	12.32%	6.37%
With Sales Charge*		(0.61)	11.29	5.83
CLASS C SHARES	May 15, 2006
Without CDSC		3.39	11.60	5.74
With CDSC**		2.39	11.60	5.74
CLASS R2 SHARES	November 3, 2008	3.77	12.05	6.18
CLASS R6 SHARES	November 3, 2014	4.31	12.60	6.69
INSTITUTIONAL CLASS SHARES	May 15, 2006	4.28	12.59	6.69
SELECT CLASS SHARES	May 15, 2006	4.14	12.43	6.53

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from May 15, 2006 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment.

14	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement® 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		4.22%	13.08%	5.77%
With Sales Charge*		(0.45)	12.05	5.15
CLASS C SHARES	July 31, 2007
Without CDSC		3.59	12.34	5.13
With CDSC**		2.59	12.34	5.13
CLASS R2 SHARES	November 3, 2008	3.93	12.79	5.55
CLASS R6 SHARES	November 3, 2014	4.53	13.36	6.08
INSTITUTIONAL CLASS SHARES	July 31, 2007	4.50	13.36	6.08
SELECT CLASS SHARES	July 31, 2007	4.36	13.19	5.93

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if appli-

cable. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2035 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Select Class Shares have a $1,000,000 minimum initial investment.

16	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement® 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	May 15, 2006
Without Sales Charge		4.36%	13.29%	6.70%
With Sales Charge*		(0.34)	12.24	6.16
CLASS C SHARES	May 15, 2006
Without CDSC		3.71	12.57	6.07
With CDSC**		2.71	12.57	6.07
CLASS R2 SHARES	November 3, 2008	4.14	13.02	6.51
CLASS R6 SHARES	November 3, 2014	4.66	13.58	7.03
INSTITUTIONAL CLASS SHARES	May 15, 2006	4.63	13.57	7.03
SELECT CLASS SHARES	May 15, 2006	4.44	13.40	6.86

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the

Lipper Mixed-Asset Target 2040 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2040 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

18	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement® 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		4.40%	13.30%	6.06%
With Sales Charge*		(0.31)	12.25	5.45
CLASS C SHARES	July 31, 2007
Without CDSC		3.71	12.56	5.42
With CDSC**		2.71	12.56	5.42
CLASS R2 SHARES	November 3, 2008	4.12	13.00	5.84
CLASS R6 SHARES	November 3, 2014	4.66	13.57	6.37
INSTITUTIONAL CLASS SHARES	July 31, 2007	4.62	13.57	6.37
SELECT CLASS SHARES	July 31, 2007	4.48	13.40	6.22

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2045 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these

20	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement® 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 31, 2007
Without Sales Charge		4.37%	13.32%	6.08%
With Sales Charge*		(0.35)	12.28	5.46
CLASS C SHARES	July 31, 2007
Without CDSC		3.69	12.60	5.44
With CDSC**		2.69	12.60	5.44
CLASS R2 SHARES	November 3, 2008	4.15	13.04	5.86
CLASS R6 SHARES	November 3, 2014	4.68	13.62	6.39
INSTITUTIONAL CLASS SHARES	July 31, 2007	4.65	13.62	6.39
SELECT CLASS SHARES	July 31, 2007	4.46	13.43	6.23

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Average from July 31, 2007 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. Investors cannot invest directly in an index. The Lipper Mixed-Asset Target 2050 Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Institutional Class Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

22	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement® 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	January 31, 2012
Without Sales Charge		4.31%	13.86%	12.75%
With Sales Charge*		(0.38)	12.12	11.23
CLASS C SHARES	January 31, 2012
Without CDSC		3.61	13.14	12.02
With CDSC**		2.61	13.14	12.02
CLASS R2 SHARES	January 31, 2012	4.04	13.58	12.47
CLASS R6 SHARES	November 3, 2014	4.62	14.17	13.04
INSTITUTIONAL CLASS SHARES	January 31, 2012	4.58	14.16	13.03
SELECT CLASS SHARES	January 31, 2012	4.41	13.98	12.87

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/12 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2012.

Returns for Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2055 Fund, the S&P Target Date 2055+ Index and the Lipper Mixed-Asset Target 2055+ Funds Index from January 31, 2012 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055+ Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for the Index. Prior to March 1, 2010, the Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, the Index is reconstituted on the same schedule. However, the Index is now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 0.8%
	International Equity — 0.8%
415,898	SPDR S&P Global Natural Resources ETF (Cost $21,423,002)	17,488,511

Investment Companies — 98.5% (b)
	Alternative Assets — 2.6%
475,304	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	5,104,766
3,749,178	JPMorgan Realty Income Fund, Class R5 Shares	48,926,766

	Total Alternative Assets	54,031,532

	Fixed Income — 53.7%
52,666,226	JPMorgan Core Bond Fund, Class R6 Shares	614,088,197
13,133,737	JPMorgan Corporate Bond Fund, Class R6 Shares	128,316,606
5,075,503	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	40,502,514
1,289,616	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	10,600,647
5,272,606	JPMorgan Floating Rate Income Fund, Class R6 Shares	51,566,086
14,315,833	JPMorgan High Yield Fund, Class R6 Shares	108,227,697
10,136,373	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	104,201,917
5,616,573	JPMorgan Real Return Fund, Institutional Class Shares	55,435,577

	Total Fixed Income	1,112,939,241

	International Equity — 7.3%
403,717	JPMorgan Emerging Economies Fund, Class R5 Shares	5,098,946
264,436	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	5,896,919
3,141,042	JPMorgan International Equity Fund, Class R6 Shares	50,005,394
2,397,223	JPMorgan International Opportunities Fund, Class R6 Shares	36,389,852
2,602,123	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	53,421,585

	Total International Equity	150,812,696

	Money Market — 10.2%
210,283,612	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	210,283,612

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 24.7%
10,480,185	JPMorgan Disciplined Equity Fund, Class R6 Shares	253,201,275
4,143,256	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	67,410,770
1,172,165	JPMorgan Intrepid America Fund, Class R5 Shares	45,022,850
670,021	JPMorgan Mid Cap Equity Fund, Class R6 Shares	31,819,310
154,962	JPMorgan Small Cap Equity Fund, Class R5 Shares	7,814,711
375,380	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	6,009,835
298,309	JPMorgan Small Cap Value Fund, Class R6 Shares	8,361,597
1,865,404	JPMorgan U.S. Equity Fund, Class R6 Shares	27,645,294
2,125,994	JPMorgan Value Advantage Fund, Institutional Class Shares	63,907,374

	Total U.S. Equity	511,193,016

	Total Investment Companies (Cost $1,883,877,968)	2,039,260,097

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
8,050,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (m) (Cost $8,059,101)	8,060,690

	Total Investments — 99.7% (Cost $1,913,360,071)	2,064,809,298
	Other Assets in Excess of Liabilities — 0.3%	6,324,984

	NET ASSETS — 100.0%	$2,071,134,282

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
119	TOPIX Index	09/10/15	JPY	$15,854,026	$(151,581)
215	10 Year Australian Government Bond	09/15/15	AUD	20,778,774	143,187
894	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	34,245,783	(126,312)
7	E-mini Russell 2000	09/18/15	USD	875,280	(6,899)
6	E-mini S&P 500	09/18/15	USD	616,320	(955)
113	10 Year U.S. Treasury Note	09/21/15	USD	14,257,422	86,278
206	U.S. Long Bond	09/21/15	USD	31,073,813	(763,276)
	Short Futures Outstanding
(278)	10 Year Canadian Government Bond	09/21/15	CAD	(31,160,929)	(434,507)
(425)	2 Year U.S. Treasury Note	09/30/15	USD	(93,048,437)	(159,918)
(535)	5 Year U.S. Treasury Note	09/30/15	USD	(63,802,930)	(93,076)

					$(1,507,059)

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 0.4%
	International Equity — 0.4%
268,106	SPDR S&P Global Natural Resources ETF (Cost $13,746,209)	11,273,857

Investment Companies — 98.4% (b)
	Alternative Assets — 2.8%
495,539	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	5,322,084
5,497,324	JPMorgan Realty Income Fund, Class R5 Shares	71,740,084

	Total Alternative Assets	77,062,168

	Fixed Income — 51.8%
67,966,221	JPMorgan Core Bond Fund, Class R6 Shares	792,486,132
17,543,919	JPMorgan Corporate Bond Fund, Class R6 Shares	171,404,092
6,454,095	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	51,503,681
1,440,686	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	11,842,438
6,338,965	JPMorgan Floating Rate Income Fund, Class R6 Shares	61,995,073
17,595,237	JPMorgan High Yield Fund, Class R6 Shares	133,019,994
11,126,811	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	114,383,619
6,155,233	JPMorgan Real Return Fund, Institutional Class Shares	60,752,149

	Total Fixed Income	1,397,387,178

	International Equity — 8.6%
801,596	JPMorgan Emerging Economies Fund, Class R5 Shares	10,124,159
851,764	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	18,994,346
4,505,573	JPMorgan International Equity Fund, Class R6 Shares	71,728,725
3,438,530	JPMorgan International Opportunities Fund, Class R6 Shares	52,196,888
3,799,995	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	78,013,901

	Total International Equity	231,058,019

	Money Market — 8.7%
233,854,902	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	233,854,902

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 26.5%
13,799,516	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	333,396,309
5,477,700	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	89,122,183
1,895,944	JPMorgan Intrepid America Fund, Class R5 Shares	72,823,202
850,457	JPMorgan Mid Cap Equity Fund, Class R6 Shares	40,388,191
221,352	JPMorgan Small Cap Equity Fund, Class R5 Shares	11,162,776
876,803	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	14,037,608
452,625	JPMorgan Small Cap Value Fund, Class R6 Shares	12,687,086
3,805,548	JPMorgan U.S. Equity Fund, Class R6 Shares	56,398,226
2,787,695	JPMorgan Value Advantage Fund, Institutional Class Shares	83,798,123

	Total U.S. Equity	713,813,704

	Total Investment Companies (Cost $2,452,398,280)	2,653,175,971

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.4%
9,945,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (m) (Cost $9,956,500)	9,958,207

	Total Investments — 99.2% (Cost $2,476,100,989)	2,674,408,035
	Other Assets in Excess of Liabilities — 0.8%	20,834,346

	NET ASSETS — 100.0%	$2,695,242,381

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
166	TOPIX Index	09/10/15	JPY	$22,115,700	$(211,360)
279	10 Year Australian Government Bond	09/15/15	AUD	26,964,083	185,810
1,150	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	44,052,182	(93,436)
43	E-mini Russell 2000	09/18/15	USD	5,376,720	(42,411)
196	10 Year U.S. Treasury Note	09/21/15	USD	24,729,688	149,651
268	U.S. Long Bond	09/21/15	USD	40,426,125	(993,000)
	Short Futures Outstanding
(33)	E-mini S&P 500	09/18/15	USD	(3,389,760)	49,681
(361)	10 Year Canadian Government Bond	09/21/15	CAD	(40,464,371)	(564,929)
(536)	2 Year U.S. Treasury Note	09/30/15	USD	(117,350,500)	(236,505)
(665)	5 Year U.S. Treasury Note	09/30/15	USD	(79,306,445)	(103,654)

					$(1,860,153)

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Fund — 0.0% (g)
	International Equity — 0.0% (g)
79,697	SPDR S&P Global Natural Resources ETF (Cost $4,224,563)	3,351,259

Investment Companies — 99.0% (b)
	Alternative Assets — 4.2%
516,425	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	5,546,407
18,986,072	JPMorgan Realty Income Fund, Class R5 Shares	247,768,246

	Total Alternative Assets	253,314,653

	Fixed Income — 45.9%
153,934,968	JPMorgan Core Bond Fund, Class R6 Shares	1,794,881,721
40,347,597	JPMorgan Corporate Bond Fund, Class R6 Shares	394,196,021
13,296,336	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	106,104,761
2,316,973	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	19,045,516
4,395,105	JPMorgan Floating Rate Income Fund, Class R6 Shares	42,984,125
35,691,150	JPMorgan High Yield Fund, Class R6 Shares	269,825,091
10,116,037	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	103,992,859
5,284,877	JPMorgan Real Return Fund, Institutional Class Shares	52,161,740

	Total Fixed Income	2,783,191,834

	International Equity — 13.8%
5,548,078	JPMorgan Emerging Economies Fund, Class R5 Shares	70,072,223
4,650,699	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	103,710,583
14,879,812	JPMorgan International Equity Fund, Class R6 Shares	236,886,612
12,040,465	JPMorgan International Opportunities Fund, Class R6 Shares	182,774,258
11,952,332	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	245,381,379

	Total International Equity	838,825,055

	Money Market — 1.3%
80,489,498	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	80,489,498

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 33.8%
29,545,623	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	713,822,255
17,553,893	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	285,601,842
7,039,364	JPMorgan Intrepid America Fund, Class R5 Shares	270,381,984
3,212,604	JPMorgan Mid Cap Equity Fund, Class R6 Shares	152,566,544
719,574	JPMorgan Small Cap Equity Fund, Class R5 Shares	36,288,118
2,649,635	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	42,420,660
1,174,494	JPMorgan Small Cap Value Fund, Class R6 Shares	32,921,057
17,332,795	JPMorgan U.S. Equity Fund, Class R6 Shares	256,872,015
8,705,716	JPMorgan Value Advantage Fund, Institutional Class Shares	261,693,817

	Total U.S. Equity	2,052,568,292

	Total Investment Companies (Cost $5,506,648,690)	6,008,389,332

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.5%
29,400,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (m) (Cost $29,432,711)	29,439,043

	Total Investments — 99.5% (Cost $5,540,305,964)	6,041,179,634
	Other Assets in Excess of Liabilities — 0.5%	29,978,792

	NET ASSETS — 100.0%	$6,071,158,426

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
377	TOPIX Index	09/10/15	JPY	$50,226,621	$(480,132)
630	10 Year Australian Government Bond	09/15/15	AUD	60,886,640	419,572
2,574	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	98,600,276	(208,563)
21	E-mini Russell 2000	09/18/15	USD	2,625,840	(20,717)
733	E-mini S&P 500	09/18/15	USD	75,293,760	(837,518)
295	10 Year U.S. Treasury Note	09/21/15	USD	37,220,703	234,534
605	U.S. Long Bond	09/21/15	USD	91,260,469	(2,241,661)
	Short Futures Outstanding
(816)	10 Year Canadian Government Bond	09/21/15	CAD	(91,465,172)	(1,276,495)
(1,136)	2 Year U.S. Treasury Note	09/30/15	USD	(248,713,000)	(481,578)
(1,527)	5 Year U.S. Treasury Note	09/30/15	USD	(182,106,680)	(238,526)

					$(5,131,084)

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.6% (b)
	Alternative Assets — 4.5%
18,120,874	JPMorgan Realty Income Fund, Class R5 Shares	236,477,403

	Fixed Income — 36.0%
111,244,146	JPMorgan Core Bond Fund, Class R6 Shares	1,297,106,748
28,653,574	JPMorgan Corporate Bond Fund, Class R6 Shares	279,945,420
11,399,864	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	90,970,917
1,742,090	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	14,319,983
26,945,482	JPMorgan High Yield Fund, Class R6 Shares	203,707,843

	Total Fixed Income	1,886,050,911

	International Equity — 16.7%
6,756,305	JPMorgan Emerging Economies Fund, Class R5 Shares	85,332,130
5,246,159	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	116,989,348
14,920,263	JPMorgan International Equity Fund, Class R6 Shares	237,530,594
12,686,842	JPMorgan International Opportunities Fund, Class R6 Shares	192,586,267
11,703,338	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	240,269,522

	Total International Equity	872,707,861

	Money Market — 1.5%
81,171,875	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	81,171,875

	U.S. Equity — 39.9%
29,830,547	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	720,706,005
17,947,222	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	292,001,301

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
7,228,718	JPMorgan Intrepid America Fund, Class R5 Shares	277,655,058
3,555,374	JPMorgan Mid Cap Equity Fund, Class R6 Shares	168,844,692
651,517	JPMorgan Small Cap Equity Fund, Class R5 Shares	32,856,010
2,707,721	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	43,350,621
1,091,671	JPMorgan Small Cap Value Fund, Class R6 Shares	30,599,541
17,534,952	JPMorgan U.S. Equity Fund, Class R6 Shares	259,867,994
8,841,519	JPMorgan Value Advantage Fund, Institutional Class Shares	265,776,049

	Total U.S. Equity	2,091,657,271

	Total Investment Companies (Cost $4,798,268,421)	5,168,065,321

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.7%
35,710,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (m) (Cost $35,749,833)	35,757,423

	Total Investments — 99.3% (Cost $4,834,018,254)	5,203,822,744
	Other Assets in Excess of Liabilities — 0.7%	34,475,364

	NET ASSETS — 100.0%	$5,238,298,108

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
384	TOPIX Index	09/10/15	JPY	$51,159,211	$(488,956)
542	10 Year Australian Government Bond	09/15/15	AUD	52,381,840	360,965
2,193	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	84,005,596	(214,416)
103	E-mini Russell 2000	09/18/15	USD	12,879,120	(67,191)
712	E-mini S&P 500	09/18/15	USD	73,136,640	(836,311)
284	10 Year U.S. Treasury Note	09/21/15	USD	35,832,812	254,247
521	U.S. Long Bond	09/21/15	USD	78,589,594	(1,664,457)
	Short Futures Outstanding
(702)	10 Year Canadian Government Bond	09/21/15	CAD	(78,686,949)	(1,097,702)
(1,135)	2 Year U.S. Treasury Note	09/30/15	USD	(248,494,063)	(430,529)
(1,313)	5 Year U.S. Treasury Note	09/30/15	USD	(156,585,508)	(205,249)

					$(4,389,599)

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.9% (b)
	Alternative Assets — 5.0%
23,073,459	JPMorgan Realty Income Fund, Class R5 Shares	301,108,644

	Fixed Income — 26.5%
89,974,295	JPMorgan Core Bond Fund, Class R6 Shares	1,049,100,276
24,360,380	JPMorgan Corporate Bond Fund, Class R6 Shares	238,000,913
10,031,032	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	80,047,633
1,943,255	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	15,973,560
28,223,834	JPMorgan High Yield Fund, Class R6 Shares	213,372,187

	Total Fixed Income	1,596,494,569

	International Equity — 17.7%
4,695,596	JPMorgan Emerging Economies Fund, Class R5 Shares	59,305,382
5,018,192	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	111,905,688
19,974,874	JPMorgan International Equity Fund, Class R6 Shares	317,999,987
17,246,188	JPMorgan International Opportunities Fund, Class R6 Shares	261,797,139
15,457,409	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	317,340,598

	Total International Equity	1,068,348,794

	Money Market — 1.7%
100,249,646	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	100,249,646

	U.S. Equity — 48.0%
42,990,997	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	1,038,662,476
24,748,307	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	402,654,952
9,709,637	JPMorgan Intrepid America Fund, Class R5 Shares	372,947,176

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
4,593,397	JPMorgan Mid Cap Equity Fund, Class R6 Shares	218,140,434
1,025,173	JPMorgan Small Cap Equity Fund, Class R5 Shares	51,699,460
3,192,898	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	51,118,299
1,585,573	JPMorgan Small Cap Value Fund, Class R6 Shares	44,443,618
23,016,604	JPMorgan U.S. Equity Fund, Class R6 Shares	341,106,075
12,212,566	JPMorgan Value Advantage Fund, Institutional Class Shares	367,109,729

	Total U.S. Equity	2,887,882,219

	Total Investment Companies (Cost $5,338,927,325)	5,954,083,872

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
49,730,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (m) (Cost $49,786,827)	49,796,041

	Total Investments — 99.7% (Cost $5,388,714,152)	6,003,879,913
	Other Assets in Excess of Liabilities — 0.3%	17,104,090

	NET ASSETS — 100.0%	$6,020,984,003

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
622	TOPIX Index	09/10/15	JPY	$82,867,263	$(792,143)
1,250	10 Year Australian Government Bond	09/15/15	AUD	120,806,826	832,484
4,874	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	186,704,640	(463,970)
98	E-mini Russell 2000	09/18/15	USD	12,253,920	(96,646)
664	E-mini S&P 500	09/18/15	USD	68,206,080	(701,194)
729	10 Year U.S. Treasury Note	09/21/15	USD	91,979,297	570,489
1,201	U.S. Long Bond	09/21/15	USD	181,163,344	(4,262,932)
	Short Futures Outstanding
(1,619)	10 Year Canadian Government Bond	09/21/15	CAD	(181,473,178)	(2,531,906)
(2,487)	2 Year U.S. Treasury Note	09/30/15	USD	(544,497,563)	(1,026,909)
(3,029)	5 Year U.S. Treasury Note	09/30/15	USD	(361,231,914)	(526,969)

					$(8,999,696)

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 98.7% (b)
	Alternative Assets — 5.5%
16,976,554	JPMorgan Realty Income Fund, Class R5 Shares	221,544,027

	Fixed Income — 19.5%
42,007,375	JPMorgan Core Bond Fund, Class R6 Shares	489,805,998
11,110,627	JPMorgan Corporate Bond Fund, Class R6 Shares	108,550,822
5,697,900	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	45,469,238
1,063,789	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	8,744,349
17,571,473	JPMorgan High Yield Fund, Class R6 Shares	132,840,332

	Total Fixed Income	785,410,739

	International Equity — 20.3%
4,649,781	JPMorgan Emerging Economies Fund, Class R5 Shares	58,726,735
3,936,242	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	87,778,203
14,714,296	JPMorgan International Equity Fund, Class R6 Shares	234,251,585
13,607,556	JPMorgan International Opportunities Fund, Class R6 Shares	206,562,707
11,350,793	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	233,031,773

	Total International Equity	820,351,003

	Money Market — 1.8%
71,582,214	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	71,582,214

	U.S. Equity — 51.6%
30,642,375	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	740,319,779
17,608,002	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	286,482,189

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
7,039,185	JPMorgan Intrepid America Fund, Class R5 Shares	270,375,085
3,150,100	JPMorgan Mid Cap Equity Fund, Class R6 Shares	149,598,234
673,024	JPMorgan Small Cap Equity Fund, Class R5 Shares	33,940,601
2,220,538	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	35,550,811
1,549,781	JPMorgan Small Cap Value Fund, Class R6 Shares	43,440,350
17,643,836	JPMorgan U.S. Equity Fund, Class R6 Shares	261,481,649
8,707,574	JPMorgan Value Advantage Fund, Institutional Class Shares	261,749,673

	Total U.S. Equity	2,082,938,371

	Total Investment Companies (Cost $3,654,464,632)	3,981,826,354

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
33,242,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (m) (Cost $33,280,110)	33,286,145

	Total Investments — 99.5% (Cost $3,687,744,742)	4,015,112,499
	Other Assets in Excess of Liabilities — 0.5%	18,678,077

	NET ASSETS — 100.0%	$4,033,790,576

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
401	TOPIX Index	09/10/15	JPY	$53,424,071	$(510,628)
834	10 Year Australian Government Bond	09/15/15	AUD	80,602,314	555,433
3,279	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	125,606,179	(312,442)
123	E-mini Russell 2000	09/18/15	USD	15,379,920	(162,831)
411	E-mini S&P 500	09/18/15	USD	42,217,920	(467,339)
487	10 Year U.S. Treasury Note	09/21/15	USD	61,445,703	371,837
801	U.S. Long Bond	09/21/15	USD	120,825,844	(2,866,703)
	Short Futures Outstanding
(1,080)	10 Year Canadian Government Bond	09/21/15	CAD	(121,056,845)	(1,689,291)
(1,590)	2 Year U.S. Treasury Note	09/30/15	USD	(348,110,625)	(694,930)
(2,020)	5 Year U.S. Treasury Note	09/30/15	USD	(240,900,781)	(333,639)

					$(6,110,533)

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.1% (b)
	Alternative Assets — 5.9%
19,618,672	JPMorgan Realty Income Fund, Class R5 Shares	256,023,673

	Fixed Income — 13.8%
29,361,937	JPMorgan Core Bond Fund, Class R6 Shares	342,360,185
8,006,705	JPMorgan Corporate Bond Fund, Class R6 Shares	78,225,504
5,387,621	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	42,993,214
1,141,325	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	9,381,690
16,208,803	JPMorgan High Yield Fund, Class R6 Shares	122,538,547

	Total Fixed Income	595,499,140

	International Equity — 22.3%
5,960,078	JPMorgan Emerging Economies Fund, Class R5 Shares	75,275,781
4,875,168	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	108,716,245
16,971,121	JPMorgan International Equity Fund, Class R6 Shares	270,180,247
15,868,282	JPMorgan International Opportunities Fund, Class R6 Shares	240,880,519
13,104,362	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	269,032,559

	Total International Equity	964,085,351

	Money Market — 1.7%
73,339,307	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	73,339,307

	U.S. Equity — 55.4%
34,520,608	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	834,017,898
19,876,509	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	323,390,794

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
8,312,535	JPMorgan Intrepid America Fund, Class R5 Shares	319,284,474
3,632,672	JPMorgan Mid Cap Equity Fund, Class R6 Shares	172,515,591
835,159	JPMorgan Small Cap Equity Fund, Class R5 Shares	42,117,061
3,215,819	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	51,485,262
1,331,917	JPMorgan Small Cap Value Fund, Class R6 Shares	37,333,630
21,200,650	JPMorgan U.S. Equity Fund, Class R6 Shares	314,193,640
10,181,602	JPMorgan Value Advantage Fund, Institutional Class Shares	306,058,943

	Total U.S. Equity	2,400,397,293

	Total Investment Companies (Cost $3,796,006,861)	4,289,344,764

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
35,712,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (m) (Cost $35,752,052)	35,759,426

	Total Investments — 99.9% (Cost $3,831,758,913)	4,325,104,190
	Other Assets in Excess of Liabilities — 0.1%	3,728,676

	NET ASSETS — 100.0%	$4,328,832,866

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
441	TOPIX Index	09/10/15	JPY	$58,753,156	$(561,615)
900	10 Year Australian Government Bond	09/15/15	AUD	86,980,914	599,388
3,528	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	135,144,434	(343,827)
107	E-mini Russell 2000	09/18/15	USD	13,379,280	(262,474)
326	E-mini S&P 500	09/18/15	USD	33,486,720	(382,158)
527	10 Year U.S. Treasury Note	09/21/15	USD	66,492,578	402,222
864	U.S. Long Bond	09/21/15	USD	130,329,000	(3,157,955)
	Short Futures Outstanding
(1,165)	10 Year Canadian Government Bond	09/21/15	CAD	(130,584,467)	(1,821,783)
(1,762)	2 Year U.S. Treasury Note	09/30/15	USD	(385,767,875)	(776,954)
(2,180)	5 Year U.S. Treasury Note	09/30/15	USD	(259,982,031)	(360,038)

					$(6,665,194)

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.0% (b)
	Alternative Assets — 6.0%
10,927,357	JPMorgan Realty Income Fund, Class R5 Shares	142,602,009

	Fixed Income — 13.8%
16,282,555	JPMorgan Core Bond Fund, Class R6 Shares	189,854,594
4,012,685	JPMorgan Corporate Bond Fund, Class R6 Shares	39,203,934
2,928,698	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	23,371,012
553,093	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	4,546,425
9,756,040	JPMorgan High Yield Fund, Class R6 Shares	73,755,659

	Total Fixed Income	330,731,624

	International Equity — 22.2%
3,278,898	JPMorgan Emerging Economies Fund, Class R5 Shares	41,412,476
2,509,771	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	55,967,888
9,569,299	JPMorgan International Equity Fund, Class R6 Shares	152,343,240
8,850,658	JPMorgan International Opportunities Fund, Class R6 Shares	134,352,988
7,163,302	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	147,062,595

	Total International Equity	531,139,187

	Money Market — 1.4%
33,923,485	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	33,923,485

	U.S. Equity — 55.6%
19,308,838	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	466,501,536
11,288,012	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	183,655,962

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
4,558,130	JPMorgan Intrepid America Fund, Class R5 Shares	175,077,777
1,846,942	JPMorgan Mid Cap Equity Fund, Class R6 Shares	87,711,277
581,449	JPMorgan Small Cap Equity Fund, Class R5 Shares	29,322,470
1,331,797	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	21,322,062
823,383	JPMorgan Small Cap Value Fund, Class R6 Shares	23,079,425
11,584,040	JPMorgan U.S. Equity Fund, Class R6 Shares	171,675,472
5,665,364	JPMorgan Value Advantage Fund, Institutional Class Shares	170,300,840

	Total U.S. Equity	1,328,646,821

	Total Investment Companies (Cost $2,193,233,427)	2,367,043,126

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
19,100,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (m) (Cost $19,121,786)	19,125,365

	Total Investments — 99.8% (Cost $2,212,355,213)	2,386,168,491
	Other Assets in Excess of Liabilities — 0.2%	4,088,309

	NET ASSETS — 100.0%	$2,390,256,800

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
248	TOPIX Index	09/10/15	JPY	$33,040,324	$(315,897)
494	10 Year Australian Government Bond	09/15/15	AUD	47,742,857	328,998
1,937	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	74,199,197	(188,927)
73	E-mini Russell 2000	09/18/15	USD	9,127,920	(56,061)
121	E-mini S&P 500	09/18/15	USD	12,429,120	(96,618)
289	10 Year U.S. Treasury Note	09/21/15	USD	36,463,672	220,659
475	U.S. Long Bond	09/21/15	USD	71,650,781	(1,759,982)
	Short Futures Outstanding
(640)	10 Year Canadian Government Bond	09/21/15	CAD	(71,737,390)	(1,001,156)
(934)	2 Year U.S. Treasury Note	09/30/15	USD	(204,487,625)	(412,477)
(1,198)	5 Year U.S. Treasury Note	09/30/15	USD	(142,870,859)	(208,422)

					$(3,489,883)

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.1% (b)
	Alternative Assets — 6.0%
8,586,783	JPMorgan Realty Income Fund, Class R5 Shares	112,057,520

	Fixed Income — 13.8%
12,452,251	JPMorgan Core Bond Fund, Class R6 Shares	145,193,247
3,489,238	JPMorgan Corporate Bond Fund, Class R6 Shares	34,089,859
2,281,952	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	18,209,980
438,701	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	3,606,126
7,730,160	JPMorgan High Yield Fund, Class R6 Shares	58,440,010

	Total Fixed Income	259,539,222

	International Equity — 22.3%
2,217,315	JPMorgan Emerging Economies Fund, Class R5 Shares	28,004,684
2,267,168	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	50,557,845
7,374,103	JPMorgan International Equity Fund, Class R6 Shares	117,395,718
6,880,913	JPMorgan International Opportunities Fund, Class R6 Shares	104,452,263
5,848,931	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	120,078,560

	Total International Equity	420,489,070

	Money Market — 1.3%
25,214,584	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	25,214,584

	U.S. Equity — 55.7%
15,215,224	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	367,599,802
8,853,173	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	144,041,117

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
3,604,804	JPMorgan Intrepid America Fund, Class R5 Shares	138,460,512
1,463,099	JPMorgan Mid Cap Equity Fund, Class R6 Shares	69,482,570
463,799	JPMorgan Small Cap Equity Fund, Class R5 Shares	23,389,366
1,176,798	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	18,840,531
652,409	JPMorgan Small Cap Value Fund, Class R6 Shares	18,287,028
8,974,716	JPMorgan U.S. Equity Fund, Class R6 Shares	133,005,287
4,469,836	JPMorgan Value Advantage Fund, Institutional Class Shares	134,363,272

	Total U.S. Equity	1,047,469,485

	Total Investment Companies (Cost $1,716,072,466)	1,864,769,881

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
15,610,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (m) (Cost $15,627,790)	15,630,730

	Total Investments — 99.9% (Cost $1,731,700,256)	1,880,400,611
	Other Assets in Excess of Liabilities — 0.1%	1,077,960

	NET ASSETS — 100.0%	$1,881,478,571

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
198	TOPIX Index	09/10/15	JPY	$26,378,968	$(252,134)
389	10 Year Australian Government Bond	09/15/15	AUD	37,595,084	259,069
1,524	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	58,378,718	(148,574)
28	E-mini Russell 2000	09/18/15	USD	3,501,120	(15,866)
105	E-mini S&P 500	09/18/15	USD	10,785,600	(61,521)
238	10 Year U.S. Treasury Note	09/21/15	USD	30,028,906	181,719
373	U.S. Long Bond	09/21/15	USD	56,264,719	(1,291,026)
	Short Futures Outstanding
(503)	10 Year Canadian Government Bond	09/21/15	CAD	(56,381,105)	(786,499)
(743)	2 Year U.S. Treasury Note	09/30/15	USD	(162,670,563)	(331,194)
(942)	5 Year U.S. Treasury Note	09/30/15	USD	(112,340,859)	(155,618)

					$(2,601,644)

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment Companies — 99.3% (b)
	Alternative Assets — 6.0%
1,543,156	JPMorgan Realty Income Fund, Class R5 Shares	20,138,181

	Fixed Income — 13.6%
2,250,555	JPMorgan Core Bond Fund, Class R6 Shares	26,241,476
598,293	JPMorgan Corporate Bond Fund, Class R6 Shares	5,845,320
374,242	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,986,451
87,982	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	723,213
1,337,732	JPMorgan High Yield Fund, Class R6 Shares	10,113,255

	Total Fixed Income	45,909,715

	International Equity — 22.4%
416,300	JPMorgan Emerging Economies Fund, Class R5 Shares	5,257,868
383,876	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	8,560,429
1,321,422	JPMorgan International Equity Fund, Class R6 Shares	21,037,037
1,286,434	JPMorgan International Opportunities Fund, Class R6 Shares	19,528,075
1,025,046	JPMorgan Intrepid International Fund, Institutional Class Shares (m)	21,044,197

	Total International Equity	75,427,606

	Money Market — 2.2%
7,317,565	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	7,317,565

	U.S. Equity — 55.1%
2,666,352	JPMorgan Disciplined Equity Fund, Class R6 Shares (m)	64,419,059
1,566,357	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	25,484,633

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — continued
643,315	JPMorgan Intrepid America Fund, Class R5 Shares	24,709,734
272,738	JPMorgan Mid Cap Equity Fund, Class R6 Shares	12,952,342
66,827	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,370,071
244,981	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	3,922,139
115,431	JPMorgan Small Cap Value Fund, Class R6 Shares	3,235,532
1,597,791	JPMorgan U.S. Equity Fund, Class R6 Shares	23,679,255
783,527	JPMorgan Value Advantage Fund, Institutional Class Shares	23,552,824

	Total U.S. Equity	185,325,589

	Total Investment Companies (Cost $325,032,929)	334,118,656

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.8%
2,685,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (m) (Cost $2,687,950)	2,688,566

	Total Investments — 100.1% (Cost $327,720,879)	336,807,222
	Liabilities in Excess of Other Assets — (0.1)%	(430,085)

	NET ASSETS — 100.0%	$336,377,137

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015 (continued)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
36	TOPIX Index	09/10/15	JPY	$4,796,176	$(45,816)
68	10 Year Australian Government Bond	09/15/15	AUD	6,571,891	45,287
268	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	10,266,074	(26,080)
5	E-mini Russell 2000	09/18/15	USD	625,200	(4,925)
29	E-mini S&P 500	09/18/15	USD	2,978,880	(42,141)
48	10 Year U.S. Treasury Note	09/21/15	USD	6,056,250	36,649
66	U.S. Long Bond	09/21/15	USD	9,955,688	(227,199)
	Short Futures Outstanding
(89)	10 Year Canadian Government Bond	09/21/15	CAD	(9,975,981)	(138,802)
(129)	2 Year U.S. Treasury Note	09/30/15	USD	(28,242,938)	(57,577)
(170)	5 Year U.S. Treasury Note	09/30/15	USD	(20,273,828)	(27,599)

					$(488,203)

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

AUD	— Australian Dollar
CAD	— Canadian Dollar
ETF	— Exchange Traded Fund
EUR	— Euro
JPY	— Japanese Yen
SPDR	— Standard & Poor’s Depositary Receipts
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.01%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security may be reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	45

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$25,549,201	$21,232,064	$32,790,302
Investments in affiliates, at value	2,039,260,097	2,653,175,971	6,008,389,332

Total investment securities, at value	2,064,809,298	2,674,408,035	6,041,179,634
Receivables:
Fund shares sold	11,675,174	29,525,523	44,994,755
Interest and dividends from non-affiliates	365,075	242,782	113,533
Dividends from affiliates	10,866	11,773	6,583
Due from Adviser	300,433	19,365	17,313

Total Assets	2,077,160,846	2,704,207,478	6,086,311,818

LIABILITIES:
Payables:
Due to custodian	907,442	830,593	—
Distributions	285,587	418,277	607,408
Investment securities purchased	816	1,543	6,274
Fund shares redeemed	3,022,793	5,134,335	7,510,311
Variation margin on futures contracts	1,230,664	2,043,946	5,837,456
Accrued liabilities:
Shareholder servicing fees	—	57,399	148,979
Distribution fees	178,580	202,279	444,349
Trustees’ and Chief Compliance Officer’s fees	930	1,123	2,768
Transfer agent fees	397,347	273,551	594,906
Other	2,405	2,051	941

Total Liabilities	6,026,564	8,965,097	15,153,392

Net Assets	$2,071,134,282	$2,695,242,381	$6,071,158,426

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
NET ASSETS:
Paid-in-Capital	$1,922,099,091	$2,488,565,536	$5,543,092,340
Accumulated undistributed (distributions in excess of) net investment income	(888,196)	(1,015,424)	(2,247,660)
Accumulated net realized gains (losses)	(17,314)	11,249,545	34,595,893
Net unrealized appreciation (depreciation)	149,940,701	196,442,724	495,717,853

Total Net Assets	$2,071,134,282	$2,695,242,381	$6,071,158,426

Net Assets:
Class A	$600,404,300	$671,796,712	$1,413,064,773
Class C	24,249,797	25,865,433	56,200,731
Class R2	99,663,111	125,015,610	303,004,617
Class R6	208,521,972	44,259,790	96,486,068
Institutional Class	833,438,828	1,444,189,771	3,238,307,085
Select Class	304,856,274	384,115,065	964,095,152

Total	$2,071,134,282	$2,695,242,381	$6,071,158,426

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	34,105,303	37,822,916	76,391,054
Class C	1,383,084	1,466,159	3,050,701
Class R2	5,673,309	7,058,542	16,422,441
Class R6	11,808,410	2,485,438	5,194,306
Institutional Class	47,195,133	81,101,335	174,377,010
Select Class	17,291,222	21,592,987	51,967,156

Net Asset Value (a):
Class A — Redemption price per share	$17.60	$17.76	$18.50
Class C — Offering price per share (b)	17.53	17.64	18.42
Class R2 — Offering and redemption price per share	17.57	17.71	18.45
Class R6 — Offering and redemption price per share	17.66	17.81	18.58
Institutional Class — Offering and redemption price per share	17.66	17.81	18.57
Select Class — Offering and redemption price per share	17.63	17.79	18.55
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.43	$18.60	$19.37

Cost of investments in non-affiliates	$29,482,103	$23,702,709	$33,657,274
Cost of investments in affiliates	1,883,877,968	2,452,398,280	5,506,648,690

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$35,757,423	$49,796,041	$33,286,145
Investments in affiliates, at value	5,168,065,321	5,954,083,872	3,981,826,354

Total investment securities, at value	5,203,822,744	6,003,879,913	4,015,112,499
Receivables:
Fund shares sold	50,784,675	38,704,402	32,781,435
Interest and dividends from non-affiliates	55,859	77,789	51,998
Dividends from affiliates	5,433	6,373	4,692
Due from Adviser	40,774	59,086	97,266

Total Assets	5,254,709,485	6,042,727,563	4,048,047,890

LIABILITIES:
Payables:
Due to custodian	1,021,302	1,270,661	1,066,628
Distributions	735,064	655,635	493,153
Investment securities purchased	5,794	11,066	7,274
Fund shares redeemed	8,755,168	6,360,858	3,634,073
Variation margin on futures contracts	4,879,222	12,138,372	8,126,740
Accrued liabilities:
Shareholder servicing fees	112,105	120,156	52,443
Distribution fees	408,143	477,216	316,923
Trustees’ and Chief Compliance Officer’s fees	1,689	1,089	2,169
Transfer agent fees	490,748	708,394	555,411
Other	2,142	113	2,500

Total Liabilities	16,411,377	21,743,560	14,257,314

Net Assets	$5,238,298,108	$6,020,984,003	$4,033,790,576

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
NET ASSETS:
Paid-in-Capital	$4,826,347,061	$5,372,017,693	$3,670,771,856
Accumulated undistributed (distributions in excess of) net investment income	(2,501,757)	(4,325,796)	(2,721,068)
Accumulated net realized gains (losses)	49,046,770	47,149,210	44,501,055
Net unrealized appreciation (depreciation)	365,406,034	606,142,896	321,238,733

Total Net Assets	$5,238,298,108	$6,020,984,003	$4,033,790,576

Net Assets:
Class A	$1,322,590,934	$1,479,265,341	$1,011,295,528
Class C	53,305,463	53,202,326	35,271,638
Class R2	265,307,239	351,034,923	225,354,729
Class R6	82,127,377	96,079,609	77,861,701
Institutional Class	2,752,521,619	3,091,391,989	2,103,140,075
Select Class	762,445,476	950,009,815	580,866,905

Total	$5,238,298,108	$6,020,984,003	$4,033,790,576

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	73,581,129	76,372,206	54,400,379
Class C	2,976,093	2,768,269	1,910,074
Class R2	14,806,547	18,178,460	12,153,531
Class R6	4,555,693	4,939,802	4,167,293
Institutional Class	152,692,643	158,914,220	112,575,718
Select Class	42,334,422	48,939,381	31,110,965

Net Asset Value (a):
Class A — Redemption price per share	$17.97	$19.37	$18.59
Class C — Offering price per share (b)	17.91	19.22	18.47
Class R2 — Offering and redemption price per share	17.92	19.31	18.54
Class R6 — Offering and redemption price per share	18.03	19.45	18.68
Institutional Class — Offering and redemption price per share	18.03	19.45	18.68
Select Class — Offering and redemption price per share	18.01	19.41	18.67
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$18.82	$20.28	$19.47

Cost of investments in non-affiliates	$35,749,833	$49,786,827	$33,280,110
Cost of investments in affiliates	4,798,268,421	5,338,927,325	3,654,464,632

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$35,759,426	$19,125,365	$15,630,730	$2,688,566
Investments in affiliates, at value	4,289,344,764	2,367,043,126	1,864,769,881	334,118,656

Total investment securities, at value	4,325,104,190	2,386,168,491	1,880,400,611	336,807,222
Receivables:
Fund shares sold	20,289,950	13,072,160	8,470,393	2,115,650
Interest from non-affiliates	55,862	29,877	24,418	4,200
Dividends from affiliates	4,672	2,635	1,950	350
Variation margin on futures contracts	—	—	—	146,500
Due from Adviser	87,494	135,237	192,411	60,286

Total Assets	4,345,542,168	2,399,408,400	1,889,089,783	339,134,208

LIABILITIES:
Payables:
Due to custodian	1,173,038	1,301,521	1,026,407	487,237
Distributions	397,372	254,246	213,354	26,912
Investment securities purchased	7,920	2,686	2,121	1,700,000
Fund shares redeemed	5,175,077	2,972,702	2,506,793	432,017
Variation margin on futures contracts	8,783,757	3,898,851	3,086,149	—
Accrued liabilities:
Shareholder servicing fees	81,671	2,595	2,000	—
Distribution fees	327,185	180,545	147,433	26,876
Trustees’ and Chief Compliance Officer’s fees	1,413	381	1,310	—
Transfer agent fees	761,195	537,635	624,028	83,569
Other	674	438	1,617	460

Total Liabilities	16,709,302	9,151,600	7,611,212	2,757,071

Net Assets	$4,328,832,866	$2,390,256,800	$1,881,478,571	$336,377,137

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
NET ASSETS:
Paid-in-Capital	$3,805,022,022	$2,191,734,361	$1,714,151,777	$324,847,192
Accumulated undistributed (distributions in excess of) net investment income	(2,990,798)	(1,567,853)	(1,299,705)	(61,871)
Accumulated net realized gains (losses)	40,141,474	29,775,704	22,534,654	2,994,260
Net unrealized appreciation (depreciation)	486,660,168	170,314,588	146,091,845	8,597,556

Total Net Assets	$4,328,832,866	$2,390,256,800	$1,881,478,571	$336,377,137

Net Assets:
Class A	$1,032,320,891	$566,570,260	$443,861,392	$73,599,931
Class C	34,874,908	18,384,099	17,461,976	2,615,263
Class R2	233,012,841	135,857,065	114,171,223	25,732,578
Class R6	74,475,091	60,229,727	49,112,773	3,301,080
Institutional Class	2,268,744,460	1,273,012,966	935,076,677	184,663,068
Select Class	685,404,675	336,202,683	321,794,530	46,465,217

Total	$4,328,832,866	$2,390,256,800	$1,881,478,571	$336,377,137

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	51,709,578	29,974,776	23,529,530	3,529,772
Class C	1,765,369	977,792	931,641	125,799
Class R2	11,718,033	7,207,734	6,069,998	1,235,768
Class R6	3,713,072	3,174,889	2,591,339	158,013
Institutional Class	113,114,453	67,097,493	49,352,993	8,840,253
Select Class	34,246,205	17,734,462	17,006,312	2,225,325

Net Asset Value (a):
Class A — Redemption price per share	$19.96	$18.90	$18.86	$20.85
Class C — Offering price per share (b)	19.76	18.80	18.74	20.79
Class R2 — Offering and redemption price per share	19.88	18.85	18.81	20.82
Class R6 — Offering and redemption price per share	20.06	18.97	18.95	20.89
Institutional Class — Offering and redemption price per share	20.06	18.97	18.95	20.89
Select Class — Offering and redemption price per share	20.01	18.96	18.92	20.88
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.90	$19.79	$19.75	$21.83

Cost of investments in non-affiliates	$35,752,052	$19,121,786	$15,627,790	$2,687,950
Cost of investments in affiliates	3,796,006,861	2,193,233,427	1,716,072,466	325,032,929

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

	JPMorgan SmartRetirement Income Fund	JPMorgan SmartRetirement 2015 Fund	JPMorgan SmartRetirement 2020 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$38,424,223	$49,232,703	$107,010,631
Dividend income from non-affiliates	535,813	341,798	83,254
Interest income from non-affiliates	20,245	23,425	59,856

Total investment income	38,980,281	49,597,926	107,153,741

EXPENSES:
Distribution fees:
Class A	1,448,740	1,515,926	3,124,359
Class C	162,532	183,420	352,069
Class R2	473,890	610,719	1,342,781
Shareholder servicing fees:
Class A	1,448,740	1,515,926	3,124,359
Class C	54,178	61,140	117,356
Class R2	236,945	305,359	671,391
Institutional Class	867,561	1,216,053	2,664,196
Select Class	763,358	953,191	2,292,449
Interest expense to affiliates	8,043	9,094	21,190
Trustees’ and Chief Compliance Officer’s fees	15,083	22,239	48,428
Transfer agent fees	1,418,979	1,253,225	2,614,242
Other	—	8,525	23,149

Total expenses	6,898,049	7,654,817	16,395,969

Less fees waived	(2,867,934)	(3,480,107)	(7,473,262)
Less expense reimbursements	(954,458)	(373,400)	(719,830)

Net expenses	3,075,657	3,801,310	8,202,877

Net investment income (loss)	35,904,624	45,796,616	98,950,864

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(445)	(570)	(1,315)
Investments in affiliates	(4,246,861)	(4,703,496)	(11,094,175)
Futures	5,921,373	7,782,374	20,728,633
Foreign currency transactions	(240,551)	(255,443)	(709,470)

Net realized gain (loss)	1,433,516	2,822,865	8,923,673

Distributions of capital gains received from investment company affiliates	27,771,607	39,635,671	106,579,897

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(4,492,569)	(2,896,618)	(861,641)
Investments in affiliates	(24,619,580)	(28,975,996)	(47,938,276)
Futures	(1,833,328)	(2,652,862)	(7,454,358)
Foreign currency translations	(4,023)	(16,847)	(17,754)

Change in net unrealized appreciation/depreciation	(30,949,500)	(34,542,323)	(56,272,029)

Net realized/unrealized gains (losses)	(1,744,377)	7,916,213	59,231,541

Change in net assets resulting from operations	$34,160,247	$53,712,829	$158,182,405

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement 2025 Fund	JPMorgan SmartRetirement 2030 Fund	JPMorgan SmartRetirement 2035 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$83,027,227	$92,202,121	$56,650,022
Interest income from non-affiliates	45,111	68,852	43,680

Total investment income	83,072,338	92,270,973	56,693,702

EXPENSES:
Distribution fees:
Class A	2,778,888	3,184,078	2,111,485
Class C	329,268	332,324	213,549
Class R2	1,147,183	1,550,900	955,500
Shareholder servicing fees:
Class A	2,778,888	3,184,078	2,111,485
Class C	109,756	110,775	71,183
Class R2	573,592	775,450	477,750
Institutional Class	2,182,716	2,521,658	1,663,357
Select Class	1,721,648	2,195,816	1,294,805
Interest expense to affiliates	25,175	39,797	25,323
Trustees’ and Chief Compliance Officer’s fees	38,088	45,266	30,746
Transfer agent fees	2,279,589	3,184,343	2,413,269
Other	16,826	19,812	11,803

Total expenses	13,981,617	17,144,297	11,380,255

Less fees waived	(6,297,051)	(7,621,686)	(4,983,521)
Less expense reimbursements	(447,769)	(842,241)	(854,710)

Net expenses	7,236,797	8,680,370	5,542,024

Net investment income (loss)	75,835,541	83,590,603	51,151,678

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(1,578)	(2,853)	(1,878)
Investments in affiliates	(14,495,064)	(22,791,863)	(13,875,124)
Futures	21,939,853	37,468,505	22,363,810
Foreign currency transactions	(677,306)	(1,147,010)	(710,446)

Net realized gain (loss)	6,765,905	13,526,779	7,776,362

Distributions of capital gains received from investment company affiliates	101,392,362	126,323,378	88,228,717

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	35	(2,484)	(867)
Investments in affiliates	(25,408,766)	(17,012,238)	(8,074,020)
Futures	(7,300,307)	(13,013,818)	(9,065,304)
Foreign currency translations	(9,811)	(31,915)	(19,280)

Change in net unrealized appreciation/depreciation	(32,718,849)	(30,060,455)	(17,159,471)

Net realized/unrealized gains (losses)	75,439,418	109,789,702	78,845,608

Change in net assets resulting from operations	$151,274,959	$193,380,305	$129,997,286

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015 (continued)

	JPMorgan SmartRetirement 2040 Fund	JPMorgan SmartRetirement 2045 Fund	JPMorgan SmartRetirement 2050 Fund	JPMorgan SmartRetirement 2055 Fund
INVESTMENT INCOME:
Dividend income from affiliates	$59,172,475	$31,381,157	$24,535,617	$3,602,419
Interest income from non-affiliates	49,454	25,377	21,717	4,045

Total investment income	59,221,929	31,406,534	24,557,334	3,606,464

EXPENSES:
Distribution fees:
Class A	2,234,608	1,159,736	921,958	125,969
Class C	225,551	112,646	110,250	12,115
Class R2	1,014,029	569,030	471,514	85,909
Shareholder servicing fees:
Class A	2,234,608	1,159,736	921,958	125,969
Class C	75,183	37,549	36,750	4,039
Class R2	507,015	284,515	235,757	42,954
Institutional Class	1,819,460	996,285	719,032	120,187
Select Class	1,567,953	725,258	700,509	73,709
Interest expense to affiliates	27,532	14,587	11,430	1,541
Trustees’ and Chief Compliance Officer’s fees	32,723	16,707	13,749	1,741
Transfer agent fees	3,317,704	2,331,989	2,666,234	416,610
Other	14,093	5,410	4,283	4,814

Total expenses	13,070,459	7,413,448	6,813,424	1,015,557

Less fees waived	(5,564,722)	(3,016,327)	(2,482,821)	(350,797)
Less expense reimbursements	(1,459,869)	(1,260,568)	(1,730,597)	(295,817)

Net expenses	6,045,868	3,136,553	2,600,006	368,943

Net investment income (loss)	53,176,061	28,269,981	21,957,328	3,237,521

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(2,028)	(1,061)	(600)	(132)
Investments in affiliates	(14,649,395)	(7,303,983)	(6,330,834)	(739,215)
Futures	25,767,768	13,767,208	10,476,689	940,623
Foreign currency transactions	(717,870)	(380,660)	(346,192)	(56,340)

Net realized gain (loss)	10,398,475	6,081,504	3,799,063	144,936

Distributions of capital gains received from investment company affiliates	101,274,605	53,352,388	41,547,444	5,749,373

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(927)	(333)	(148)	607
Investments in affiliates	(7,702,612)	(4,917,803)	(3,215,856)	(402,911)
Futures	(10,013,761)	(5,153,805)	(3,716,240)	(488,426)
Foreign currency translations	(26,436)	(14,850)	(14,991)	(584)

Change in net unrealized appreciation/depreciation	(17,743,736)	(10,086,791)	(6,947,235)	(891,314)

Net realized/unrealized gains (losses)	93,929,344	49,347,101	38,399,272	5,002,995

Change in net assets resulting from operations	$147,105,405	$77,617,082	$60,356,600	$8,240,516

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$35,904,624	$20,945,730	$45,796,616	$35,304,051
Net realized gain (loss)	1,433,516	1,215,250	2,822,865	2,367,240
Distributions of capital gains received from investment company affiliates	27,771,607	14,510,518	39,635,671	30,057,572
Change in net unrealized appreciation/depreciation	(30,949,500)	62,089,686	(34,542,323)	130,536,252

Change in net assets resulting from operations	34,160,247	98,761,184	53,712,829	198,265,115

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(14,386,248)	(7,129,272)	(15,496,491)	(12,144,860)
From net realized gains	—	—	(1,864,797)	—
Class C
From net investment income	(393,721)	(189,075)	(479,826)	(403,701)
From net realized gains	—	—	(77,163)	—
Class R2
From net investment income	(2,128,178)	(1,053,351)	(2,819,346)	(1,900,122)
From net realized gains	—	—	(373,524)	—
Class R6 (a)
From net investment income	(1,165,791)	—	(303,117)	—
From net realized gains	—	—	(154)	—
Institutional Class
From net investment income	(22,544,685)	(14,343,220)	(33,791,159)	(24,749,027)
From net realized gains	—	—	(3,593,448)	—
Select Class
From net investment income	(7,904,306)	(4,124,776)	(10,204,570)	(8,655,910)
From net realized gains	—	—	(1,222,737)	—

Total distributions to shareholders	(48,522,929)	(26,839,694)	(70,226,332)	(47,853,620)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	332,469,651	926,534,816	584,617,906	701,738,776

NET ASSETS:
Change in net assets	318,106,969	998,456,306	568,104,403	852,150,271
Beginning of period	1,753,027,313	754,571,007	2,127,137,978	1,274,987,707

End of period	$2,071,134,282	$1,753,027,313	$2,695,242,381	$2,127,137,978

Accumulated undistributed (distributions in excess of) net investment income	$(888,196)	$547,895	$(1,015,424)	$1,092,685

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$98,950,864	$69,494,570	$75,835,541	$46,507,267
Net realized gain (loss)	8,923,673	23,201,867	6,765,905	19,134,779
Distributions of capital gains received from investment company affiliates	106,579,897	68,510,501	101,392,362	56,811,979
Change in net unrealized appreciation/depreciation	(56,272,029)	318,879,542	(32,718,849)	268,615,855

Change in net assets resulting from operations	158,182,405	480,086,480	151,274,959	391,069,880

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(32,972,887)	(22,698,960)	(29,486,131)	(19,118,508)
From net realized gains	(14,507,426)	(3,024,688)	(12,847,299)	(10,386,879)
Class C
From net investment income	(950,120)	(677,674)	(892,666)	(578,361)
From net realized gains	(534,324)	(117,103)	(495,694)	(414,968)
Class R2
From net investment income	(6,463,528)	(4,121,091)	(5,474,415)	(3,130,694)
From net realized gains	(3,073,735)	(597,470)	(2,590,772)	(1,797,890)
Class R6 (a)
From net investment income	(553,551)	—	(434,345)	—
From net realized gains	(586)	—	(586)	—
Institutional Class
From net investment income	(75,566,031)	(51,048,338)	(62,320,051)	(35,515,089)
From net realized gains	(29,836,166)	(6,582,285)	(24,264,359)	(17,922,417)
Select Class
From net investment income	(25,406,261)	(19,468,269)	(19,120,704)	(13,277,554)
From net realized gains	(11,013,576)	(2,593,843)	(8,099,184)	(7,151,489)

Total distributions to shareholders	(200,878,191)	(110,929,721)	(166,026,206)	(109,293,849)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,609,998,700	1,553,695,660	1,711,008,507	1,591,415,322

NET ASSETS:
Change in net assets	1,567,302,914	1,922,852,419	1,696,257,260	1,873,191,353
Beginning of period	4,503,855,512	2,581,003,093	3,542,040,848	1,668,849,495

End of period	$6,071,158,426	$4,503,855,512	$5,238,298,108	$3,542,040,848

Accumulated undistributed (distributions in excess of) net investment income	$(2,247,660)	$2,836,453	$(2,501,757)	$2,963,404

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$83,590,603	$54,401,159	$51,151,678	$28,854,280
Net realized gain (loss)	13,526,779	31,702,298	7,776,362	18,138,101
Distributions of capital gains received from investment company affiliates	126,323,378	79,867,531	88,228,717	49,141,058
Change in net unrealized appreciation/depreciation	(30,060,455)	379,029,641	(17,159,471)	235,286,286

Change in net assets resulting from operations	193,380,305	545,000,629	129,997,286	331,419,725

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(32,878,789)	(22,189,550)	(21,690,913)	(14,015,443)
From net realized gains	(17,521,862)	(9,446,472)	(11,310,179)	(9,980,162)
Class C
From net investment income	(882,219)	(643,573)	(577,217)	(349,846)
From net realized gains	(590,558)	(365,741)	(376,753)	(338,005)
Class R2
From net investment income	(7,297,163)	(4,152,231)	(4,419,211)	(2,332,364)
From net realized gains	(4,259,082)	(1,872,092)	(2,511,321)	(1,750,876)
Class R6 (a)
From net investment income	(461,582)	—	(340,262)	—
From net realized gains	(703)	—	(683)	—
Institutional Class
From net investment income	(69,801,740)	(46,281,308)	(45,761,344)	(25,585,498)
From net realized gains	(33,644,738)	(18,650,505)	(21,574,483)	(16,810,821)
Select Class
From net investment income	(24,090,460)	(17,301,057)	(14,068,013)	(9,401,070)
From net realized gains	(12,609,316)	(7,286,368)	(7,195,217)	(6,621,583)

Total distributions to shareholders	(204,038,212)	(128,188,897)	(129,825,596)	(87,185,668)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,737,822,408	1,602,080,349	1,346,440,560	1,306,445,882

NET ASSETS:
Change in net assets	1,727,164,501	2,018,892,081	1,346,612,250	1,550,679,939
Beginning of period	4,293,819,502	2,274,927,421	2,687,178,326	1,136,498,387

End of period	$6,020,984,003	$4,293,819,502	$4,033,790,576	$2,687,178,326

Accumulated undistributed (distributions in excess of) net investment income	$(4,325,796)	$4,489,631	$(2,721,068)	$2,856,781

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$53,176,061	$33,916,034	$28,269,981	$15,088,608
Net realized gain (loss)	10,398,475	23,211,195	6,081,504	10,191,369
Distributions of capital gains received from investment company affiliates	101,274,605	62,869,683	53,352,388	27,257,804
Change in net unrealized appreciation/depreciation	(17,743,736)	300,435,981	(10,086,791)	130,685,049

Change in net assets resulting from operations	147,105,405	420,432,893	77,617,082	183,222,830

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(22,513,386)	(15,532,322)	(11,672,181)	(7,377,257)
From net realized gains	(13,402,931)	(6,936,829)	(6,272,003)	(4,942,732)
Class C
From net investment income	(605,310)	(466,127)	(290,625)	(184,691)
From net realized gains	(450,220)	(279,553)	(191,821)	(167,596)
Class R2
From net investment income	(4,682,780)	(2,821,505)	(2,573,662)	(1,312,439)
From net realized gains	(3,038,904)	(1,357,795)	(1,512,690)	(917,184)
Class R6 (a)
From net investment income	(300,224)	—	(246,157)	—
From net realized gains	(768)	—	(690)	—
Institutional Class
From net investment income	(48,973,810)	(32,613,272)	(26,760,616)	(14,283,961)
From net realized gains	(26,174,363)	(13,658,580)	(12,899,668)	(8,651,577)
Select Class
From net investment income	(16,774,064)	(11,961,147)	(7,803,240)	(4,741,581)
From net realized gains	(9,750,982)	(5,258,763)	(4,083,632)	(3,118,390)

Total distributions to shareholders	(146,667,742)	(90,885,893)	(74,306,985)	(45,697,408)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,268,105,155	1,151,988,275	854,181,148	817,119,646

NET ASSETS:
Change in net assets	1,268,542,818	1,481,535,275	857,491,245	954,645,068
Beginning of period	3,060,290,048	1,578,754,773	1,532,765,555	578,120,487

End of period	$4,328,832,866	$3,060,290,048	$2,390,256,800	$1,532,765,555

Accumulated undistributed (distributions in excess of) net investment income	$(2,990,798)	$3,324,115	$(1,567,853)	$1,523,444

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,957,328	$12,224,960	$3,237,521	$888,758
Net realized gain (loss)	3,799,063	8,413,077	144,936	(334,046)
Distributions of capital gains received from investment company affiliates	41,547,444	22,162,290	5,749,373	1,606,706
Change in net unrealized appreciation/depreciation	(6,947,235)	107,140,641	(891,314)	9,072,809

Change in net assets resulting from operations	60,356,600	149,940,968	8,240,516	11,234,227

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9,176,241)	(5,699,260)	(1,133,976)	(440,154)
From net realized gains	(4,952,628)	(3,972,387)	(369,018)	(8,439)
Class C
From net investment income	(283,041)	(192,068)	(25,463)	(10,201)
From net realized gains	(193,237)	(181,813)	(10,741)	(268)
Class R2
From net investment income	(2,113,382)	(1,165,505)	(336,219)	(112,432)
From net realized gains	(1,246,757)	(863,991)	(118,024)	(2,346)
Class R6 (a)
From net investment income	(208,000)	—	(10,522)	—
From net realized gains	(690)	—	(392)	—
Institutional Class
From net investment income	(19,203,859)	(11,014,556)	(2,890,699)	(840,942)
From net realized gains	(9,267,496)	(7,124,939)	(834,536)	(13,572)
Select Class
From net investment income	(7,411,074)	(4,621,399)	(720,719)	(263,515)
From net realized gains	(3,922,161)	(3,126,696)	(218,415)	(5,036)

Total distributions to shareholders	(57,978,566)	(37,962,614)	(6,668,724)	(1,696,905)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	683,681,230	550,303,812	202,395,630	104,656,381

NET ASSETS:
Change in net assets	686,059,264	662,282,166	203,967,422	114,193,703
Beginning of period	1,195,419,307	533,137,141	132,409,715	18,216,012

End of period	$1,881,478,571	$1,195,419,307	$336,377,137	$132,409,715

Accumulated undistributed (distributions in excess of) net investment income	$(1,299,705)	$1,216,582	$(61,871)	$71,688

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$223,692,249	$187,874,040	$294,512,103	$298,175,229
Net assets acquired in Fund reorganization (See Note 8)	—	204,558,357	—	—
Distributions reinvested	13,847,990	6,922,301	16,374,626	11,430,563
Cost of shares redeemed	(169,326,886)	(90,208,997)	(187,359,839)	(142,962,093)

Change in net assets resulting from Class A capital transactions	$68,213,353	$309,145,701	$123,526,890	$166,643,699

Class C
Proceeds from shares issued	$7,626,989	$3,704,715	$10,716,827	$9,745,106
Net assets acquired in Fund reorganization (See Note 8)	—	11,403,115	—	—
Distributions reinvested	289,861	144,273	350,990	260,585
Cost of shares redeemed	(4,360,436)	(1,653,815)	(7,603,748)	(6,716,142)

Change in net assets resulting from Class C capital transactions	$3,556,414	$13,598,288	$3,464,069	$3,289,549

Class R2
Proceeds from shares issued	$40,384,406	$47,663,188	$52,076,278	$68,241,065
Net assets acquired in Fund reorganization (See Note 8)	—	32,432,978	—	—
Distributions reinvested	1,998,039	996,926	2,997,197	1,720,723
Cost of shares redeemed	(29,311,431)	(28,817,910)	(37,655,955)	(25,211,204)

Change in net assets resulting from Class R2 capital transactions	$13,071,014	$52,275,182	$17,417,520	$44,750,584

Class R6 (a)
Proceeds from shares issued	$212,065,272	$—	$50,620,376	$—
Distributions reinvested	1,165,791	—	303,271	—
Cost of shares redeemed	(2,565,172)	—	(6,315,616)	—

Change in net assets resulting from Class R6 capital transactions	$210,665,891	$—	$44,608,031	$—

Institutional Class
Proceeds from shares issued	$447,907,082	$352,433,257	$730,591,013	$634,470,440
Net assets acquired in Fund reorganization (See Note 8)	—	142,465,906	—	—
Distributions reinvested	22,195,630	14,165,874	36,818,587	24,512,881
Cost of shares redeemed	(440,222,099)	(131,120,491)	(393,536,367)	(260,479,502)

Change in net assets resulting from Institutional Class capital transactions	$29,880,613	$377,944,546	$373,873,233	$398,503,819

Select Class
Proceeds from shares issued	$93,418,479	$107,806,056	$126,827,382	$176,026,561
Net assets acquired in Fund reorganization (See Note 8)	—	109,312,078	—	—
Distributions reinvested	7,668,496	3,976,119	11,133,839	8,380,335
Cost of shares redeemed	(94,004,609)	(47,523,154)	(116,233,058)	(95,855,771)

Change in net assets resulting from Select Class capital transactions	$7,082,366	$173,571,099	$21,728,163	$88,551,125

Total change in net assets resulting from capital transactions	$332,469,651	$926,534,816	$584,617,906	$701,738,776

(a)	Commencement of offering of class of shares effective November 3, 2014

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Income Fund		JPMorgan SmartRetirement 2015 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	12,635,440	10,940,781	16,491,303	17,345,076
Shares issued in connection with Fund reorganization (See Note 8)	—	11,538,884	—	—
Reinvested	788,510	400,931	925,222	659,504
Redeemed	(9,551,777)	(5,274,878)	(10,483,562)	(8,304,213)

Change in Class A Shares	3,872,173	17,605,718	6,932,963	9,700,367

Class C
Issued	430,960	218,469	601,937	570,707
Shares issued in connection with Fund reorganization (See Note 8)	—	645,621	—	—
Reinvested	16,584	8,382	19,983	15,151
Redeemed	(246,752)	(96,619)	(427,570)	(394,547)

Change in Class C Shares	200,792	775,853	194,350	191,311

Class R2
Issued	2,279,847	2,752,838	2,919,577	3,962,201
Shares issued in connection with Fund reorganization (See Note 8)	—	1,833,083	—	—
Reinvested	114,032	57,766	169,911	99,390
Redeemed	(1,654,878)	(1,653,654)	(2,109,723)	(1,470,233)

Change in Class R2 Shares	739,001	2,990,033	979,765	2,591,358

Class R6 (a)
Issued	11,885,589	—	2,817,117	—
Reinvested	65,984	—	16,965	—
Redeemed	(143,163)	—	(348,644)	—

Change in Class R6 Shares	11,808,410	—	2,485,438	—

Institutional Class
Issued	25,115,359	20,387,286	40,658,907	36,829,832
Shares issued in connection with Fund reorganization (See Note 8)	—	8,012,176	—	—
Reinvested	1,259,487	818,709	2,073,769	1,410,237
Redeemed	(24,703,127)	(7,609,272)	(21,912,120)	(15,108,607)

Change in Institutional Class Shares	1,671,719	21,608,899	20,820,556	23,131,462

Select Class
Issued	5,254,664	6,269,814	7,086,829	10,268,323
Shares issued in connection with Fund reorganization (See Note 8)	—	6,156,815	—	—
Reinvested	436,021	229,768	628,076	483,035
Redeemed	(5,295,140)	(2,774,902)	(6,481,324)	(5,568,921)

Change in Select Class Shares	395,545	9,881,495	1,233,581	5,182,437

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$578,479,491	$549,473,209	$569,934,467	$478,822,745
Distributions reinvested	44,822,386	24,061,707	39,979,583	27,801,192
Cost of shares redeemed	(308,585,004)	(210,233,321)	(234,171,505)	(162,562,425)

Change in net assets resulting from Class A capital transactions	$314,716,873	$363,301,595	$375,742,545	$344,061,512

Class C
Proceeds from shares issued	$24,736,777	$19,195,751	$26,740,641	$17,251,132
Distributions reinvested	937,343	496,906	859,332	599,197
Cost of shares redeemed	(10,271,402)	(8,388,498)	(10,442,486)	(4,907,556)

Change in net assets resulting from Class C capital transactions	$15,402,718	$11,304,159	$17,157,487	$12,942,773

Class R2
Proceeds from shares issued	$121,599,512	$121,042,264	$110,446,221	$118,686,021
Distributions reinvested	8,893,774	4,328,394	7,666,211	4,623,335
Cost of shares redeemed	(54,382,930)	(37,375,117)	(47,076,060)	(34,084,953)

Change in net assets resulting from Class R2 capital transactions	$76,110,356	$87,995,541	$71,036,372	$89,224,403

Class R6 (a)
Proceeds from shares issued	$101,423,490	$—	$86,648,511	$—
Distributions reinvested	554,137	—	434,931	—
Cost of shares redeemed	(4,676,646)	—	(4,391,454)	—

Change in net assets resulting from Class R6 capital transactions	$97,300,981	$—	$82,691,988	$—

Institutional Class
Proceeds from shares issued	$1,417,556,542	$1,248,364,623	$1,289,613,159	$1,112,714,920
Distributions reinvested	104,308,859	57,170,355	84,916,319	52,511,140
Cost of shares redeemed	(548,007,141)	(397,585,750)	(381,224,294)	(210,876,395)

Change in net assets resulting from Institutional Class capital transactions	$973,858,260	$907,949,228	$993,305,184	$954,349,665

Select Class
Proceeds from shares issued	$310,653,769	$338,948,459	$284,235,278	$282,232,738
Distributions reinvested	36,105,117	21,822,525	26,749,119	19,741,608
Cost of shares redeemed	(214,149,374)	(177,625,847)	(139,909,466)	(111,137,377)

Change in net assets resulting from Select Class capital transactions	$132,609,512	$183,145,137	$171,074,931	$190,836,969

Total change in net assets resulting from capital transactions	$1,609,998,700	$1,553,695,660	$1,711,008,507	$1,591,415,322

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement 2020 Fund		JPMorgan SmartRetirement 2025 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	31,083,830	30,828,524	31,564,727	27,878,458
Reinvested	2,439,254	1,339,556	2,246,909	1,607,508
Redeemed	(16,571,139)	(11,827,883)	(12,994,770)	(9,454,725)

Change in Class A Shares	16,951,945	20,340,197	20,816,866	20,031,241

Class C
Issued	1,330,746	1,083,480	1,481,980	1,009,185
Reinvested	51,275	27,787	48,531	34,806
Redeemed	(552,685)	(471,323)	(578,591)	(286,723)

Change in Class C Shares	829,336	639,944	951,920	757,268

Class R2
Issued	6,534,547	6,783,360	6,135,713	6,906,261
Reinvested	485,578	241,400	432,452	267,952
Redeemed	(2,924,479)	(2,103,332)	(2,613,015)	(1,990,318)

Change in Class R2 Shares	4,095,646	4,921,428	3,955,150	5,183,895

Class R6 (a)
Issued	5,412,274	—	4,771,901	—
Reinvested	29,750	—	24,061	—
Redeemed	(247,718)	—	(240,269)	—

Change in Class R6 Shares	5,194,306	—	4,555,693	—

Institutional Class
Issued	75,523,896	69,876,173	70,947,385	64,502,769
Reinvested	5,651,059	3,170,366	4,754,763	3,024,715
Redeemed	(29,238,013)	(22,159,134)	(20,990,116)	(12,150,771)

Change in Institutional Class Shares	51,936,942	50,887,405	54,712,032	55,376,713

Select Class
Issued	16,616,126	19,091,663	15,716,814	16,466,361
Reinvested	1,959,176	1,212,290	1,500,307	1,139,454
Redeemed	(11,463,039)	(10,039,779)	(7,724,433)	(6,445,775)

Change in Select Class Shares	7,112,263	10,264,174	9,492,688	11,160,040

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$593,341,448	$526,667,954	$437,517,645	$376,191,660
Distributions reinvested	47,240,624	29,535,506	31,235,527	22,786,427
Cost of shares redeemed	(271,209,567)	(180,413,983)	(183,353,403)	(126,057,985)

Change in net assets resulting from Class A capital transactions	$369,372,505	$375,789,477	$285,399,769	$272,920,102

Class C
Proceeds from shares issued	$25,931,439	$17,628,992	$18,170,500	$9,686,156
Distributions reinvested	751,228	502,658	523,989	373,088
Cost of shares redeemed	(12,324,323)	(8,987,702)	(5,649,243)	(3,841,007)

Change in net assets resulting from Class C capital transactions	$14,358,344	$9,143,948	$13,045,246	$6,218,237

Class R2
Proceeds from shares issued	$141,589,205	$144,957,923	$96,465,172	$93,724,981
Distributions reinvested	10,730,068	5,501,181	6,570,558	3,793,238
Cost of shares redeemed	(59,734,164)	(29,887,019)	(37,343,336)	(16,042,577)

Change in net assets resulting from Class R2 capital transactions	$92,585,109	$120,572,085	$65,692,394	$81,475,642

Class R6 (a)
Proceeds from shares issued	$100,665,493	$—	$82,096,456	$—
Distributions reinvested	462,285	—	340,945	—
Cost of shares redeemed	(4,304,681)	—	(4,093,127)	—

Change in net assets resulting from Class R6 capital transactions	$96,823,097	$—	$78,344,274	$—

Institutional Class
Proceeds from shares issued	$1,330,537,673	$1,090,078,661	$989,633,643	$913,206,189
Distributions reinvested	101,807,091	64,113,780	65,779,220	41,340,682
Cost of shares redeemed	(436,888,638)	(288,813,332)	(294,599,074)	(164,284,230)

Change in net assets resulting from Institutional Class capital transactions	$995,456,126	$865,379,109	$760,813,789	$790,262,641

Select Class
Proceeds from shares issued	$334,081,077	$349,029,213	$226,130,394	$221,639,589
Distributions reinvested	36,327,549	24,319,568	20,855,073	15,631,645
Cost of shares redeemed	(201,181,399)	(142,153,051)	(103,840,379)	(81,701,974)

Change in net assets resulting from Select Class capital transactions	$169,227,227	$231,195,730	$143,145,088	$155,569,260

Total change in net assets resulting from capital transactions	$1,737,822,408	$1,602,080,349	$1,346,440,560	$1,306,445,882

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement 2030 Fund		JPMorgan SmartRetirement 2035 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	30,526,882	28,635,058	23,468,975	21,422,719
Reinvested	2,471,068	1,590,660	1,707,011	1,285,835
Redeemed	(13,984,527)	(9,833,666)	(9,880,548)	(7,175,349)

Change in Class A Shares	19,013,423	20,392,052	15,295,438	15,533,205

Class C
Issued	1,340,970	968,475	979,065	555,561
Reinvested	39,642	27,304	28,851	21,204
Redeemed	(638,248)	(491,584)	(304,738)	(220,410)

Change in Class C Shares	742,364	504,195	703,178	356,355

Class R2
Issued	7,289,673	7,862,488	5,183,072	5,318,694
Reinvested	563,472	296,894	360,337	214,350
Redeemed	(3,074,923)	(1,623,973)	(2,008,597)	(912,465)

Change in Class R2 Shares	4,778,222	6,535,409	3,534,812	4,620,579

Class R6 (a)
Issued	5,134,129	—	4,363,808	—
Reinvested	23,725	—	18,222	—
Redeemed	(218,052)	—	(214,737)	—

Change in Class R6 Shares	4,939,802	—	4,167,293	—

Institutional Class
Issued	67,862,754	59,211,937	52,644,264	51,675,367
Reinvested	5,298,302	3,437,940	3,575,216	2,319,110
Redeemed	(22,295,830)	(15,558,942)	(15,677,670)	(9,208,019)

Change in Institutional Class Shares	50,865,226	47,090,935	40,541,810	44,786,458

Select Class
Issued	17,151,411	19,029,831	12,082,428	12,610,157
Reinvested	1,896,181	1,307,066	1,134,935	878,562
Redeemed	(10,338,319)	(7,799,427)	(5,540,554)	(4,613,515)

Change in Select Class Shares	8,709,273	12,537,470	7,676,809	8,875,204

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$408,581,072	$371,852,282	$263,684,919	$212,412,453
Distributions reinvested	33,845,161	21,019,892	17,002,130	11,760,564
Cost of shares redeemed	(203,477,822)	(136,293,337)	(107,945,415)	(66,213,456)

Change in net assets resulting from Class A capital transactions	$238,948,411	$256,578,837	$172,741,634	$157,959,561

Class C
Proceeds from shares issued	$18,640,933	$14,077,145	$9,168,115	$6,666,898
Distributions reinvested	498,565	365,286	254,459	185,137
Cost of shares redeemed	(11,405,202)	(8,149,024)	(3,429,482)	(2,469,560)

Change in net assets resulting from Class C capital transactions	$7,734,296	$6,293,407	$5,993,092	$4,382,475

Class R2
Proceeds from shares issued	$96,922,341	$96,270,885	$67,885,339	$58,756,023
Distributions reinvested	7,129,907	3,810,368	3,857,634	2,077,885
Cost of shares redeemed	(43,483,983)	(23,067,567)	(29,550,822)	(11,984,014)

Change in net assets resulting from Class R2 capital transactions	$60,568,265	$77,013,686	$42,192,151	$48,849,894

Class R6 (a)
Proceeds from shares issued	$76,373,751	$—	$62,264,548	$—
Distributions reinvested	300,992	—	246,841	—
Cost of shares redeemed	(1,707,869)	—	(2,001,709)	—

Change in net assets resulting from Class R6 capital transactions	$74,966,874	$—	$60,509,680	$—

Institutional Class
Proceeds from shares issued	$980,727,933	$803,400,779	$609,795,807	$572,764,497
Distributions reinvested	73,626,871	45,510,917	38,639,443	22,309,853
Cost of shares redeemed	(299,778,807)	(214,790,448)	(177,365,046)	(92,328,160)

Change in net assets resulting from Institutional Class capital transactions	$754,575,997	$634,121,248	$471,070,204	$502,746,190

Select Class
Proceeds from shares issued	$246,202,147	$266,786,531	$155,140,729	$142,044,563
Distributions reinvested	26,200,370	16,989,106	11,650,904	7,615,924
Cost of shares redeemed	(141,091,205)	(105,794,540)	(65,117,246)	(46,478,961)

Change in net assets resulting from Select Class capital transactions	$131,311,312	$177,981,097	$101,674,387	$103,181,526

Total change in net assets resulting from capital transactions	$1,268,105,155	$1,151,988,275	$854,181,148	$817,119,646

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement 2040 Fund		JPMorgan SmartRetirement 2045 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	20,418,763	19,768,161	13,920,870	11,938,963
Reinvested	1,727,187	1,105,389	916,546	654,760
Redeemed	(10,224,745)	(7,277,411)	(5,729,767)	(3,727,637)

Change in Class A Shares	11,921,205	13,596,139	9,107,649	8,866,086

Class C
Issued	937,973	758,556	486,213	376,878
Reinvested	25,719	19,427	13,796	10,365
Redeemed	(574,333)	(433,509)	(181,847)	(138,387)

Change in Class C Shares	389,359	344,474	318,162	248,856

Class R2
Issued	4,849,795	5,127,298	3,593,663	3,285,129
Reinvested	365,454	201,038	208,703	115,864
Redeemed	(2,177,908)	(1,226,581)	(1,564,026)	(674,719)

Change in Class R2 Shares	3,037,341	4,101,755	2,238,340	2,726,274

Class R6 (a)
Issued	3,781,642	—	3,265,300	—
Reinvested	14,988	—	12,996	—
Redeemed	(83,558)	—	(103,407)	—

Change in Class R6 Shares	3,713,072	—	3,174,889	—

Institutional Class
Issued	48,581,539	42,640,429	31,985,324	31,985,614
Reinvested	3,735,838	2,381,995	2,072,926	1,235,929
Redeemed	(14,855,251)	(11,284,588)	(9,312,374)	(5,091,054)

Change in Institutional Class Shares	37,462,126	33,737,836	24,745,876	28,130,489

Select Class
Issued	12,293,963	14,229,227	8,176,042	7,988,225
Reinvested	1,333,257	891,631	625,998	422,787
Redeemed	(7,048,585)	(5,660,964)	(3,432,317)	(2,595,547)

Change in Select Class Shares	6,578,635	9,459,894	5,369,723	5,815,465

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$214,162,638	$167,008,514	$55,345,915	$29,432,166
Distributions reinvested	13,270,194	9,105,637	1,403,604	410,716
Cost of shares redeemed	(92,795,148)	(51,385,820)	(15,736,271)	(6,154,920)

Change in net assets resulting from Class A capital transactions	$134,637,684	$124,728,331	$41,013,248	$23,687,962

Class C
Proceeds from shares issued	$8,364,662	$7,034,072	$2,139,714	$831,078
Distributions reinvested	261,196	209,772	14,341	4,023
Cost of shares redeemed	(3,392,367)	(3,422,798)	(449,041)	(226,818)

Change in net assets resulting from Class C capital transactions	$5,233,491	$3,821,046	$1,705,014	$608,283

Class R2
Proceeds from shares issued	$60,508,090	$49,234,556	$19,659,235	$8,278,185
Distributions reinvested	3,082,798	1,809,563	442,179	109,832
Cost of shares redeemed	(26,804,295)	(12,117,342)	(4,490,455)	(842,709)

Change in net assets resulting from Class R2 capital transactions	$36,786,593	$38,926,777	$15,610,959	$7,545,308

Class R6 (a)
Proceeds from shares issued	$50,220,500	$—	$3,424,637	$—
Distributions reinvested	208,690	—	10,914	—
Cost of shares redeemed	(1,248,304)	—	(75,886)	—

Change in net assets resulting from Class R6 capital transactions	$49,180,886	$—	$3,359,665	$—

Institutional Class
Proceeds from shares issued	$485,454,686	$334,994,725	$129,485,667	$87,313,560
Distributions reinvested	27,551,099	17,590,618	3,696,813	851,916
Cost of shares redeemed	(141,995,856)	(64,957,526)	(22,262,498)	(26,833,525)

Change in net assets resulting from Institutional Class capital transactions	$371,009,929	$287,627,817	$110,919,982	$61,331,951

Select Class
Proceeds from shares issued	$151,324,337	$135,140,055	$37,470,668	$19,229,313
Distributions reinvested	11,192,775	7,625,295	901,809	251,635
Cost of shares redeemed	(75,684,465)	(47,565,509)	(8,585,715)	(7,998,071)

Change in net assets resulting from Select Class capital transactions	$86,832,647	$95,199,841	$29,786,762	$11,482,877

Total change in net assets resulting from capital transactions	$683,681,230	$550,303,812	$202,395,630	$104,656,381

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement 2050 Fund		JPMorgan SmartRetirement 2055 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	11,344,408	9,370,584	2,656,449	1,519,960
Reinvested	716,739	507,702	68,605	20,822
Redeemed	(4,934,455)	(2,901,807)	(756,430)	(317,114)

Change in Class A Shares	7,126,692	6,976,479	1,968,624	1,223,668

Class C
Issued	445,571	397,831	102,645	43,374
Reinvested	14,209	11,780	703	205
Redeemed	(179,722)	(193,134)	(21,501)	(11,674)

Change in Class C Shares	280,058	216,477	81,847	31,905

Class R2
Issued	3,201,816	2,761,345	945,379	425,174
Reinvested	167,093	101,129	21,654	5,572
Redeemed	(1,422,182)	(680,835)	(216,359)	(43,697)

Change in Class R2 Shares	1,946,727	2,181,639	750,674	387,049

Class R6 (a)
Issued	2,644,813	—	161,062	—
Reinvested	10,996	—	524	—
Redeemed	(64,470)	—	(3,573)	—

Change in Class R6 Shares	2,591,339	—	158,013	—

Institutional Class
Issued	25,483,553	18,699,858	6,195,474	4,448,002
Reinvested	1,479,923	976,253	180,122	42,970
Redeemed	(7,480,645)	(3,606,376)	(1,062,002)	(1,352,559)

Change in Institutional Class Shares	19,482,831	16,069,735	5,313,594	3,138,413

Select Class
Issued	7,985,082	7,603,516	1,794,037	992,909
Reinvested	602,688	423,940	43,984	12,752
Redeemed	(3,999,544)	(2,680,719)	(413,601)	(410,266)

Change in Select Class Shares	4,588,226	5,346,737	1,424,420	595,395

(a)	Commencement of offering of class of shares effective November 3, 2014.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
SmartRetirement Income Fund
Class A
Year Ended June 30, 2015	$17.72	$0.32	(h)(j)	$0.00 (k)	$0.32	$(0.44)
Year Ended June 30, 2014	16.41	0.36	(h)	1.38	1.74	(0.43)
Year Ended June 30, 2013	15.79	0.36	(h)	0.66	1.02	(0.40)
Year Ended June 30, 2012	15.82	0.43	(h)	(0.06)	0.37	(0.40)
Year Ended June 30, 2011	14.26	0.43		1.57	2.00	(0.44)

Class C
Year Ended June 30, 2015	17.66	0.20	(h)(j)	0.00 (k)	0.20	(0.33)
Year Ended June 30, 2014	16.36	0.26	(h)	1.36	1.62	(0.32)
Year Ended June 30, 2013	15.75	0.25	(h)	0.66	0.91	(0.30)
Year Ended June 30, 2012	15.78	0.32	(h)	(0.05)	0.27	(0.30)
Year Ended June 30, 2011	14.24	0.34		1.54	1.88	(0.34)

Class R2
Year Ended June 30, 2015	17.69	0.28	(h)(j)	0.00 (k)	0.28	(0.40)
Year Ended June 30, 2014	16.39	0.31	(h)	1.38	1.69	(0.39)
Year Ended June 30, 2013	15.77	0.32	(h)	0.67	0.99	(0.37)
Year Ended June 30, 2012	15.81	0.40	(h)	(0.07)	0.33	(0.37)
Year Ended June 30, 2011	14.25	0.40		1.56	1.96	(0.40)

Class R6
November 3, 2014 (i) through June 30, 2015	17.75	0.49	(h)(j)	(0.18)	0.31	(0.40)

Institutional Class
Year Ended June 30, 2015	17.78	0.36	(h)(j)	0.00 (k)	0.36	(0.48)
Year Ended June 30, 2014	16.46	0.39	(h)	1.40	1.79	(0.47)
Year Ended June 30, 2013	15.83	0.40	(h)	0.67	1.07	(0.44)
Year Ended June 30, 2012	15.85	0.46	(h)	(0.04)	0.42	(0.44)
Year Ended June 30, 2011	14.29	0.47		1.56	2.03	(0.47)

Select Class
Year Ended June 30, 2015	17.75	0.34	(h)(j)	0.00 (k)	0.34	(0.46)
Year Ended June 30, 2014	16.43	0.37	(h)	1.39	1.76	(0.44)
Year Ended June 30, 2013	15.81	0.38	(h)	0.66	1.04	(0.42)
Year Ended June 30, 2012	15.83	0.44	(h)	(0.05)	0.39	(0.41)
Year Ended June 30, 2011	14.27	0.43		1.58	2.01	(0.45)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than $0.01.
(l)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$17.60	1.81%	$600,404,300	0.27%	1.80	%(j)	0.58%		10%
17.72	10.68	535,792,964	0.27	2.09		0.57		11
16.41	6.48	207,251,354	0.27	2.16		0.57		20
15.79	2.44	121,365,820	0.27	2.75		0.58		10
15.82	14.07	69,177,162	0.27	2.92		0.56		30

17.53	1.12	24,249,797	0.92	1.15	(j)	1.09		10
17.66	9.98	20,874,415	0.92	1.54		1.07		11
16.36	5.80	6,649,282	0.92	1.53		1.07		20
15.75	1.79	4,691,065	0.92	2.08		1.08		10
15.78	13.27	3,487,584	0.92	2.24		1.06		30

17.57	1.58	99,663,111	0.52	1.56	(j)	0.87		10
17.69	10.39	87,275,247	0.52	1.80		0.82		11
16.39	6.26	31,858,647	0.52	1.96		0.82		20
15.77	2.18	15,109,569	0.52	2.57		0.84		10
15.81	13.81	1,250,861	0.52	2.65		0.82		30

17.66	1.76	208,521,972	0.00	4.22	(j)	0.00	(l)	10

17.66	2.04	833,438,828	0.03	2.00	(j)	0.16		10
17.78	10.96	809,213,832	0.02	2.24		0.17		11
16.46	6.79	393,543,989	0.02	2.40		0.17		20
15.83	2.74	260,033,867	0.02	2.96		0.18		10
15.85	14.29	174,000,764	0.02	3.03		0.15		30

17.63	1.91	304,856,274	0.17	1.91	(j)	0.34		10
17.75	10.82	299,870,855	0.17	2.17		0.32		11
16.43	6.57	115,267,735	0.17	2.27		0.32		20
15.81	2.58	75,389,029	0.17	2.81		0.33		10
15.83	14.14	48,015,171	0.17	2.87		0.31		30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class A
Year Ended June 30, 2015	$17.87	$0.33	(h)(j)	$0.07	$0.40	$(0.45)	$(0.06)	$(0.51)
Year Ended June 30, 2014	16.31	0.34	(h)	1.68	2.02	(0.46)	—	(0.46)
Year Ended June 30, 2013	15.39	0.36	(h)	0.97	1.33	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.48	0.41	(h)	(0.12)	0.29	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.30	0.42	(h)	2.16	2.58	(0.40)	—	(0.40)

Class C
Year Ended June 30, 2015	17.76	0.21	(h)(j)	0.07	0.28	(0.34)	(0.06)	(0.40)
Year Ended June 30, 2014	16.21	0.22	(h)	1.68	1.90	(0.35)	—	(0.35)
Year Ended June 30, 2013	15.30	0.25	(h)	0.97	1.22	(0.31)	—	(0.31)
Year Ended June 30, 2012	15.41	0.30	(h)	(0.12)	0.18	(0.29)	—	(0.29)
Year Ended June 30, 2011	13.25	0.31	(h)	2.16	2.47	(0.31)	—	(0.31)

Class R2
Year Ended June 30, 2015	17.82	0.28	(h)(j)	0.08	0.36	(0.41)	(0.06)	(0.47)
Year Ended June 30, 2014	16.27	0.30	(h)	1.67	1.97	(0.42)	—	(0.42)
Year Ended June 30, 2013	15.36	0.33	(h)	0.95	1.28	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.46	0.38	(h)	(0.13)	0.25	(0.35)	—	(0.35)
Year Ended June 30, 2011	13.29	0.39	(h)	2.15	2.54	(0.37)	—	(0.37)

Class R6
November 3, 2014 (i) through June 30, 2015	17.92	0.26	(h)(j)	0.11	0.37	(0.42)	(0.06)	(0.48)

Institutional Class
Year Ended June 30, 2015	17.91	0.37	(h)(j)	0.09	0.46	(0.50)	(0.06)	(0.56)
Year Ended June 30, 2014	16.35	0.38	(h)	1.68	2.06	(0.50)	—	(0.50)
Year Ended June 30, 2013	15.42	0.40	(h)	0.98	1.38	(0.45)	—	(0.45)
Year Ended June 30, 2012	15.51	0.44	(h)	(0.12)	0.32	(0.41)	—	(0.41)
Year Ended June 30, 2011	13.32	0.44	(h)	2.18	2.62	(0.43)	—	(0.43)

Select Class
Year Ended June 30, 2015	17.90	0.35	(h)(j)	0.07	0.42	(0.47)	(0.06)	(0.53)
Year Ended June 30, 2014	16.33	0.35	(h)	1.69	2.04	(0.47)	—	(0.47)
Year Ended June 30, 2013	15.41	0.38	(h)	0.96	1.34	(0.42)	—	(0.42)
Year Ended June 30, 2012	15.50	0.42	(h)	(0.12)	0.30	(0.39)	—	(0.39)
Year Ended June 30, 2011	13.31	0.42	(h)	2.18	2.60	(0.41)	—	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$17.76	2.28%	$671,796,712	0.28%	1.82	%(j)	0.56%		12%
17.87	12.49	552,000,974	0.28	1.97		0.56		10
16.31	8.66	345,597,966	0.28	2.23		0.57		21
15.39	1.97	224,499,324	0.28	2.69		0.57		16
15.48	19.47	138,715,314	0.28	2.81		0.58		12

17.64	1.59	25,865,433	0.93	1.19	(j)	1.07		12
17.76	11.81	22,582,903	0.93	1.30		1.06		10
16.21	7.99	17,518,436	0.93	1.58		1.06		21
15.30	1.22	11,606,585	0.93	2.03		1.07		16
15.41	18.69	8,175,672	0.93	2.10		1.08		12

17.71	2.03	125,015,610	0.53	1.57	(j)	0.83		12
17.82	12.21	108,335,745	0.53	1.73		0.81		10
16.27	8.38	56,742,819	0.53	2.06		0.82		21
15.36	1.72	33,178,533	0.53	2.48		0.83		16
15.46	19.21	5,587,838	0.53	2.56		0.83		12

17.81	2.04	44,259,790	0.00	2.18	(j)	0.00	(k)	12

17.81	2.57	1,444,189,771	0.04	2.05	(j)	0.15		12
17.91	12.73	1,079,859,658	0.03	2.21		0.16		10
16.35	8.97	607,263,583	0.03	2.48		0.17		21
15.42	2.21	337,354,170	0.03	2.92		0.17		16
15.51	19.77	213,270,237	0.03	2.93		0.18		12

17.79	2.37	384,115,065	0.18	1.93	(j)	0.31		12
17.90	12.64	364,358,698	0.18	2.05		0.31		10
16.33	8.75	247,864,903	0.18	2.33		0.32		21
15.41	2.06	193,787,532	0.18	2.77		0.32		16
15.50	19.62	139,335,245	0.18	2.80		0.33		12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Year Ended June 30, 2015	$18.62	$0.34	(h)(j)	$0.25	$0.59	$(0.49)	$(0.22)	$(0.71)
Year Ended June 30, 2014	16.70	0.33	(h)	2.13	2.46	(0.47)	(0.07)	(0.54)
Year Ended June 30, 2013	15.41	0.35	(h)	1.34	1.69	(0.40)	—	(0.40)
Year Ended June 30, 2012	15.54	0.38	(h)	(0.17)	0.21	(0.34)	—	(0.34)
Year Ended June 30, 2011	13.00	0.38	(h)	2.52	2.90	(0.36)	—	(0.36)

Class C
Year Ended June 30, 2015	18.56	0.21	(h)(j)	0.24	0.45	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2014	16.65	0.21	(h)	2.13	2.34	(0.36)	(0.07)	(0.43)
Year Ended June 30, 2013	15.37	0.25	(h)	1.33	1.58	(0.30)	—	(0.30)
Year Ended June 30, 2012	15.50	0.27	(h)	(0.15)	0.12	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.99	0.29	(h)	2.49	2.78	(0.27)	—	(0.27)

Class R2
Year Ended June 30, 2015	18.58	0.29	(h)(j)	0.24	0.53	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2014	16.67	0.29	(h)	2.12	2.41	(0.43)	(0.07)	(0.50)
Year Ended June 30, 2013	15.39	0.32	(h)	1.32	1.64	(0.36)	—	(0.36)
Year Ended June 30, 2012	15.53	0.34	(h)	(0.17)	0.17	(0.31)	—	(0.31)
Year Ended June 30, 2011	13.00	0.35	(h)	2.51	2.86	(0.33)	—	(0.33)

Class R6
November 3, 2014 (i) through June 2015	18.75	0.27	(h)(j)	0.23	0.50	(0.45)	(0.22)	(0.67)

Institutional Class
Year Ended June 30, 2015	18.69	0.38	(h)(j)	0.25	0.63	(0.53)	(0.22)	(0.75)
Year Ended June 30, 2014	16.76	0.38	(h)	2.13	2.51	(0.51)	(0.07)	(0.58)
Year Ended June 30, 2013	15.46	0.40	(h)	1.34	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2012	15.59	0.41	(h)	(0.16)	0.25	(0.38)	—	(0.38)
Year Ended June 30, 2011	13.04	0.41	(h)	2.53	2.94	(0.39)	—	(0.39)

Select Class
Year Ended June 30, 2015	18.68	0.36	(h)(j)	0.23	0.59	(0.50)	(0.22)	(0.72)
Year Ended June 30, 2014	16.75	0.35	(h)	2.14	2.49	(0.49)	(0.07)	(0.56)
Year Ended June 30, 2013	15.45	0.36	(h)	1.35	1.71	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.39	(h)	(0.15)	0.24	(0.36)	—	(0.36)
Year Ended June 30, 2011	13.03	0.40	(h)	2.51	2.91	(0.37)	—	(0.37)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$18.50	3.23%	$1,413,064,773	0.28%	1.80	%(j)	0.56%		8%
18.62	14.87	1,106,943,955	0.28	1.86		0.55		9
16.70	11.04	652,936,166	0.28	2.16		0.57		23
15.41	1.48	396,662,789	0.28	2.50		0.58		12
15.54	22.41	212,703,422	0.28	2.54		0.58		12

18.42	2.50	56,200,731	0.93	1.15	(j)	1.08		8
18.56	14.17	41,225,755	0.93	1.20		1.05		9
16.65	10.33	26,331,781	0.93	1.50		1.07		23
15.37	0.84	17,329,335	0.93	1.83		1.08		12
15.50	21.51	12,604,090	0.93	1.90		1.09		12

18.45	2.94	303,004,617	0.53	1.55	(j)	0.83		8
18.58	14.58	229,054,335	0.53	1.63		0.80		9
16.67	10.75	123,433,251	0.53	1.96		0.82		23
15.39	1.22	66,197,474	0.53	2.22		0.84		12
15.53	22.11	10,648,198	0.53	2.32		0.84		12

18.58	2.73	96,486,068	0.00	2.14	(j)	0.00	(k)	8

18.57	3.45	3,238,307,085	0.04	2.02	(j)	0.15		8
18.69	15.14	2,288,844,154	0.03	2.12		0.15		9
16.76	11.33	1,199,064,978	0.03	2.39		0.17		23
15.46	1.72	595,699,881	0.03	2.73		0.18		12
15.59	22.69	365,232,969	0.03	2.72		0.18		12

18.55	3.26	964,095,152	0.18	1.91	(j)	0.30		8
18.68	14.99	837,787,313	0.18	1.95		0.30		9
16.75	11.17	579,236,917	0.18	2.18		0.32		23
15.45	1.63	529,645,002	0.18	2.57		0.33		12
15.57	22.47	423,159,326	0.18	2.64		0.33		12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Year Ended June 30, 2015	$18.00	$0.30	(h)(j)	$0.35	$0.65	$(0.47)	$(0.21)	$(0.68)
Year Ended June 30, 2014	16.03	0.29	(h)	2.39	2.68	(0.45)	(0.26)	(0.71)
Year Ended June 30, 2013	14.50	0.32	(h)	1.58	1.90	(0.36)	(0.01)	(0.37)
Year Ended June 30, 2012	14.81	0.32	(h)	(0.29)	0.03	(0.29)	(0.05)	(0.34)
Year Ended June 30, 2011	12.15	0.33	(h)	2.70	3.03	(0.30)	(0.07)	(0.37)

Class C
Year Ended June 30, 2015	17.95	0.18	(h)(j)	0.36	0.54	(0.37)	(0.21)	(0.58)
Year Ended June 30, 2014	16.00	0.18	(h)	2.37	2.55	(0.34)	(0.26)	(0.60)
Year Ended June 30, 2013	14.48	0.22	(h)	1.58	1.80	(0.27)	(0.01)	(0.28)
Year Ended June 30, 2012	14.80	0.23	(h)	(0.30)	(0.07)	(0.20)	(0.05)	(0.25)
Year Ended June 30, 2011	12.15	0.23	(h)	2.71	2.94	(0.22)	(0.07)	(0.29)

Class R2
Year Ended June 30, 2015	17.95	0.25	(h)(j)	0.36	0.61	(0.43)	(0.21)	(0.64)
Year Ended June 30, 2014	16.00	0.25	(h)	2.37	2.62	(0.41)	(0.26)	(0.67)
Year Ended June 30, 2013	14.47	0.29	(h)	1.58	1.87	(0.33)	(0.01)	(0.34)
Year Ended June 30, 2012	14.79	0.29	(h)	(0.30)	(0.01)	(0.26)	(0.05)	(0.31)
Year Ended June 30, 2011	12.14	0.29	(h)	2.70	2.99	(0.27)	(0.07)	(0.34)

Class R6
November 3, 2014 (i) through June 30, 2015	18.13	0.24	(h)(j)	0.32	0.56	(0.45)	(0.21)	(0.66)

Institutional Class
Year Ended June 30, 2015	18.05	0.34	(h)(j)	0.37	0.71	(0.52)	(0.21)	(0.73)
Year Ended June 30, 2014	16.07	0.34	(h)	2.39	2.73	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2013	14.53	0.35	(h)	1.60	1.95	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2012	14.84	0.36	(h)	(0.30)	0.06	(0.32)	(0.05)	(0.37)
Year Ended June 30, 2011	12.17	0.35	(h)	2.72	3.07	(0.33)	(0.07)	(0.40)

Select Class
Year Ended June 30, 2015	18.04	0.32	(h)(j)	0.35	0.67	(0.49)	(0.21)	(0.70)
Year Ended June 30, 2014	16.06	0.31	(h)	2.39	2.70	(0.46)	(0.26)	(0.72)
Year Ended June 30, 2013	14.52	0.34	(h)	1.59	1.93	(0.38)	(0.01)	(0.39)
Year Ended June 30, 2012	14.84	0.33	(h)	(0.30)	0.03	(0.30)	(0.05)	(0.35)
Year Ended June 30, 2011	12.17	0.33	(h)	2.73	3.06	(0.32)	(0.07)	(0.39)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$17.97	3.74%	$1,322,590,934	0.29%	1.66	%(j)	0.56%		8%
18.00	16.96	949,827,525	0.29	1.69		0.56		7
16.03	13.23	524,850,362	0.29	2.03		0.58		14
14.50	0.30	304,654,425	0.29	2.29		0.59		13
14.81	25.08	166,459,484	0.29	2.27		0.59		13

17.91	3.07	53,305,463	0.94	1.01	(j)	1.08		8
17.95	16.18	36,336,181	0.94	1.05		1.06		7
16.00	12.54	20,270,701	0.94	1.41		1.08		14
14.48	(0.39)	9,094,758	0.94	1.65		1.09		13
14.80	24.25	5,333,896	0.94	1.60		1.09		13

17.92	3.50	265,307,239	0.54	1.39	(j)	0.83		8
17.95	16.61	194,791,393	0.54	1.45		0.81		7
16.00	13.01	90,656,793	0.54	1.86		0.83		14
14.47	0.03	48,206,399	0.54	2.05		0.85		13
14.79	24.75	11,214,211	0.54	2.02		0.84		13

18.03	3.16	82,127,377	0.00	1.97	(j)	0.00	(k)	8

18.03	4.02	2,752,521,619	0.05	1.89	(j)	0.15		8
18.05	17.25	1,768,679,204	0.04	1.97		0.16		7
16.07	13.54	684,782,838	0.04	2.25		0.18		14
14.53	0.53	261,570,481	0.04	2.55		0.19		13
14.84	25.39	90,629,871	0.04	2.43		0.19		13

18.01	3.82	762,445,476	0.19	1.77	(j)	0.31		8
18.04	17.10	592,406,545	0.19	1.78		0.31		7
16.06	13.39	348,288,801	0.19	2.15		0.33		14
14.52	0.32	235,342,053	0.19	2.36		0.34		13
14.84	25.22	127,173,268	0.19	2.29		0.34		13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Year Ended June 30, 2015	$19.38	$0.30	(h)(j)	$0.46	$0.76	$(0.50)	$(0.27)	$(0.77)
Year Ended June 30, 2014	16.94	0.28	(h)	2.86	3.14	(0.48)	(0.22)	(0.70)
Year Ended June 30, 2013	15.05	0.32	(h)	1.94	2.26	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.51	0.31	(h)	(0.49)	(0.18)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.44	0.30	(h)	3.05	3.35	(0.28)	—	(0.28)

Class C
Year Ended June 30, 2015	19.25	0.17	(h)(j)	0.46	0.63	(0.39)	(0.27)	(0.66)
Year Ended June 30, 2014	16.84	0.16	(h)	2.84	3.00	(0.37)	(0.22)	(0.59)
Year Ended June 30, 2013	14.98	0.21	(h)	1.92	2.13	(0.27)	—	(0.27)
Year Ended June 30, 2012	15.44	0.21	(h)	(0.48)	(0.27)	(0.19)	—	(0.19)
Year Ended June 30, 2011	12.39	0.21	(h)	3.04	3.25	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2015	19.33	0.25	(h)(j)	0.45	0.70	(0.45)	(0.27)	(0.72)
Year Ended June 30, 2014	16.90	0.24	(h)	2.85	3.09	(0.44)	(0.22)	(0.66)
Year Ended June 30, 2013	15.03	0.28	(h)	1.92	2.20	(0.33)	—	(0.33)
Year Ended June 30, 2012	15.50	0.28	(h)	(0.50)	(0.22)	(0.25)	—	(0.25)
Year Ended June 30, 2011	12.43	0.26	(h)	3.07	3.33	(0.26)	—	(0.26)

Class R6
November 3, 2014 (i) through June 30, 2015	19.55	0.24	(h)(j)	0.41	0.65	(0.48)	(0.27)	(0.75)

Institutional Class
Year Ended June 30, 2015	19.46	0.35	(h)(j)	0.46	0.81	(0.55)	(0.27)	(0.82)
Year Ended June 30, 2014	17.01	0.33	(h)	2.86	3.19	(0.52)	(0.22)	(0.74)
Year Ended June 30, 2013	15.11	0.35	(h)	1.96	2.31	(0.41)	—	(0.41)
Year Ended June 30, 2012	15.57	0.35	(h)	(0.50)	(0.15)	(0.31)	—	(0.31)
Year Ended June 30, 2011	12.48	0.33	(h)	3.08	3.41	(0.32)	—	(0.32)

Select Class
Year Ended June 30, 2015	19.42	0.32	(h)(j)	0.46	0.78	(0.52)	(0.27)	(0.79)
Year Ended June 30, 2014	16.98	0.30	(h)	2.85	3.15	(0.49)	(0.22)	(0.71)
Year Ended June 30, 2013	15.08	0.31	(h)	1.97	2.28	(0.38)	—	(0.38)
Year Ended June 30, 2012	15.54	0.32	(h)	(0.49)	(0.17)	(0.29)	—	(0.29)
Year Ended June 30, 2011	12.46	0.32	(h)	3.06	3.38	(0.30)	—	(0.30)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$19.37	4.05%	$1,479,265,341	0.29%	1.54	%(j)	0.57%		10%
19.38	18.75	1,111,610,185	0.29	1.54		0.56		10
16.94	15.12	626,316,366	0.29	1.93		0.59		21
15.05	(1.07)	357,065,620	0.29	2.14		0.60		15
15.51	27.05	203,411,734	0.29	2.05		0.60		12

19.22	3.39	53,202,326	0.94	0.88	(j)	1.10		10
19.25	17.96	39,005,729	0.94	0.87		1.06		10
16.84	14.30	25,631,541	0.94	1.27		1.09		21
14.98	(1.69)	14,941,472	0.94	1.47		1.10		15
15.44	26.30	10,145,113	0.94	1.39		1.10		12

19.31	3.77	351,034,923	0.54	1.29	(j)	0.84		10
19.33	18.48	259,005,839	0.54	1.32		0.81		10
16.90	14.76	116,048,480	0.54	1.72		0.84		21
15.03	(1.32)	51,533,094	0.54	1.93		0.85		15
15.50	26.84	8,835,558	0.54	1.71		0.86		12

19.45	3.42	96,079,609	0.00	1.84	(j)	0.00	(k)	10

19.45	4.28	3,091,391,989	0.05	1.77	(j)	0.16		10
19.46	19.00	2,102,751,164	0.04	1.80		0.16		10
17.01	15.39	1,036,751,950	0.04	2.15		0.19		21
15.11	(0.83)	520,099,078	0.04	2.37		0.20		15
15.57	27.41	323,775,695	0.04	2.24		0.20		12

19.41	4.14	950,009,815	0.19	1.66	(j)	0.32		10
19.42	18.81	781,446,585	0.19	1.64		0.31		10
16.98	15.25	470,179,084	0.19	1.92		0.34		21
15.08	(0.98)	458,655,221	0.19	2.21		0.35		15
15.54	27.21	363,287,639	0.19	2.16		0.35		12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Year Ended June 30, 2015	$18.56	$0.27	(h)(j)	$0.50	$0.77	$(0.48)	$(0.26)	$(0.74)
Year Ended June 30, 2014	16.15	0.25	(h)	2.95	3.20	(0.45)	(0.34)	(0.79)
Year Ended June 30, 2013	14.17	0.28	(h)	2.06	2.34	(0.33)	(0.03)	(0.36)
Year Ended June 30, 2012	14.73	0.27	(h)	(0.54)	(0.27)	(0.24)	(0.05)	(0.29)
Year Ended June 30, 2011	11.68	0.26	(h)	3.09	3.35	(0.23)	(0.07)	(0.30)

Class C
Year Ended June 30, 2015	18.46	0.15	(h)(j)	0.50	0.65	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.08	0.13	(h)	2.93	3.06	(0.34)	(0.34)	(0.68)
Year Ended June 30, 2013	14.12	0.18	(h)	2.05	2.23	(0.24)	(0.03)	(0.27)
Year Ended June 30, 2012	14.68	0.18	(h)	(0.53)	(0.35)	(0.16)	(0.05)	(0.21)
Year Ended June 30, 2011	11.66	0.17	(h)	3.08	3.25	(0.16)	(0.07)	(0.23)

Class R2
Year Ended June 30, 2015	18.52	0.22	(h)(j)	0.49	0.71	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.12	0.21	(h)	2.94	3.15	(0.41)	(0.34)	(0.75)
Year Ended June 30, 2013	14.15	0.25	(h)	2.05	2.30	(0.30)	(0.03)	(0.33)
Year Ended June 30, 2012	14.72	0.24	(h)	(0.54)	(0.30)	(0.22)	(0.05)	(0.27)
Year Ended June 30, 2011	11.68	0.23	(h)	3.09	3.32	(0.21)	(0.07)	(0.28)

Class R6
November 3, 2014 (i) through June 30, 2015	18.74	0.20	(h)(j)	0.46	0.66	(0.46)	(0.26)	(0.72)

Institutional Class
Year Ended June 30, 2015	18.64	0.32	(h)(j)	0.50	0.82	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.21	0.30	(h)	2.96	3.26	(0.49)	(0.34)	(0.83)
Year Ended June 30, 2013	14.23	0.32	(h)	2.06	2.38	(0.37)	(0.03)	(0.40)
Year Ended June 30, 2012	14.78	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.72	0.28	(h)	3.11	3.39	(0.26)	(0.07)	(0.33)

Select Class
Year Ended June 30, 2015	18.63	0.30	(h)(j)	0.49	0.79	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.21	0.26	(h)	2.96	3.22	(0.46)	(0.34)	(0.80)
Year Ended June 30, 2013	14.23	0.30	(h)	2.05	2.35	(0.34)	(0.03)	(0.37)
Year Ended June 30, 2012	14.78	0.28	(h)	(0.53)	(0.25)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.72	0.26	(h)	3.11	3.37	(0.24)	(0.07)	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$18.59	4.22%	$1,011,295,528	0.29%	1.45	%(j)	0.58%		10%
18.56	20.12	725,647,849	0.29	1.39		0.57		8
16.15	16.62	380,599,455	0.29	1.81		0.61		13
14.17	(1.71)	204,636,229	0.29	1.98		0.61		14
14.73	28.87	104,259,153	0.29	1.87		0.62		12

18.47	3.59	35,271,638	0.94	0.80	(j)	1.07		10
18.46	19.30	22,282,103	0.94	0.74		1.07		8
16.08	15.85	13,673,242	0.94	1.14		1.11		13
14.12	(2.32)	7,450,619	0.94	1.33		1.11		14
14.68	27.96	4,348,234	0.94	1.22		1.12		12

18.54	3.93	225,354,729	0.54	1.19	(j)	0.85		10
18.52	19.84	159,581,426	0.54	1.17		0.82		8
16.12	16.32	64,440,577	0.54	1.64		0.86		13
14.15	(1.97)	32,627,384	0.54	1.74		0.87		14
14.72	28.55	4,870,838	0.54	1.64		0.87		12

18.68	3.60	77,861,701	0.00	1.63	(j)	0.00	(k)	10

18.68	4.50	2,103,140,075	0.05	1.68	(j)	0.17		10
18.64	20.43	1,342,987,195	0.04	1.69		0.17		8
16.21	16.82	441,806,897	0.04	2.01		0.21		13
14.23	(1.41)	160,986,570	0.04	2.25		0.21		14
14.78	29.13	57,672,721	0.04	2.02		0.22		12

18.67	4.36	580,866,905	0.19	1.57	(j)	0.33		10
18.63	20.21	436,679,753	0.19	1.50		0.32		8
16.21	16.66	235,978,216	0.19	1.94		0.36		13
14.23	(1.55)	157,650,585	0.19	2.05		0.36		14
14.78	28.96	88,391,472	0.19	1.87		0.37		12

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Year Ended June 30, 2015	$19.93	$0.27	(h)(j)	$0.57	$0.84	$(0.50)	$(0.31)	$(0.81)
Year Ended June 30, 2014	17.14	0.25	(h)	3.26	3.51	(0.49)	(0.23)	(0.72)
Year Ended June 30, 2013	14.96	0.29	(h)	2.24	2.53	(0.35)	—	(0.35)
Year Ended June 30, 2012	15.49	0.28	(h)	(0.57)	(0.29)	(0.24)	—	(0.24)
Year Ended June 30, 2011	12.24	0.27	(h)	3.24	3.51	(0.26)	—	(0.26)

Class C
Year Ended June 30, 2015	19.76	0.14	(h)(j)	0.57	0.71	(0.40)	(0.31)	(0.71)
Year Ended June 30, 2014	17.00	0.13	(h)	3.23	3.36	(0.37)	(0.23)	(0.60)
Year Ended June 30, 2013	14.86	0.18	(h)	2.22	2.40	(0.26)	—	(0.26)
Year Ended June 30, 2012	15.39	0.18	(h)	(0.55)	(0.37)	(0.16)	—	(0.16)
Year Ended June 30, 2011	12.17	0.18	(h)	3.22	3.40	(0.18)	—	(0.18)

Class R2
Year Ended June 30, 2015	19.86	0.22	(h)(j)	0.57	0.79	(0.46)	(0.31)	(0.77)
Year Ended June 30, 2014	17.09	0.21	(h)	3.23	3.44	(0.44)	(0.23)	(0.67)
Year Ended June 30, 2013	14.92	0.26	(h)	2.23	2.49	(0.32)	—	(0.32)
Year Ended June 30, 2012	15.46	0.25	(h)	(0.57)	(0.32)	(0.22)	—	(0.22)
Year Ended June 30, 2011	12.22	0.21	(h)	3.26	3.47	(0.23)	—	(0.23)

Class R6
November 3, 2014 (i) through June 30, 2015	20.11	0.21	(h)(j)	0.54	0.75	(0.49)	(0.31)	(0.80)

Institutional Class
Year Ended June 30, 2015	20.02	0.32	(h)(j)	0.58	0.90	(0.55)	(0.31)	(0.86)
Year Ended June 30, 2014	17.21	0.30	(h)	3.27	3.57	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2013	15.02	0.33	(h)	2.25	2.58	(0.39)	—	(0.39)
Year Ended June 30, 2012	15.55	0.32	(h)	(0.57)	(0.25)	(0.28)	—	(0.28)
Year Ended June 30, 2011	12.28	0.30	(h)	3.27	3.57	(0.30)	—	(0.30)

Select Class
Year Ended June 30, 2015	19.98	0.30	(h)(j)	0.56	0.86	(0.52)	(0.31)	(0.83)
Year Ended June 30, 2014	17.18	0.27	(h)	3.26	3.53	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2013	14.99	0.28	(h)	2.28	2.56	(0.37)	—	(0.37)
Year Ended June 30, 2012	15.52	0.29	(h)	(0.56)	(0.27)	(0.26)	—	(0.26)
Year Ended June 30, 2011	12.26	0.29	(h)	3.25	3.54	(0.28)	—	(0.28)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(k)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)		Portfolio turnover rate (c)(g)

$19.96	4.36%	$1,032,320,891	0.29%	1.36	%(j)	0.61%		10%
19.93	20.71	793,106,767	0.29	1.34		0.59		9
17.14	17.07	448,919,625	0.29	1.77		0.63		22
14.96	(1.77)	245,722,474	0.29	1.94		0.64		14
15.49	28.80	147,557,932	0.29	1.84		0.62		13

19.76	3.71	34,874,908	0.94	0.71	(j)	1.15		10
19.76	19.97	27,191,674	0.94	0.67		1.09		9
17.00	16.22	17,539,682	0.94	1.14		1.13		22
14.86	(2.36)	10,162,186	0.94	1.27		1.14		14
15.39	28.01	6,969,911	0.94	1.20		1.12		13

19.88	4.09	233,012,841	0.54	1.11	(j)	0.88		10
19.86	20.40	172,440,254	0.54	1.12		0.84		9
17.09	16.80	78,247,889	0.54	1.56		0.88		22
14.92	(2.02)	36,941,195	0.54	1.70		0.90		14
15.46	28.51	6,141,245	0.54	1.42		0.88		13

20.06	3.85	74,475,091	0.00	1.54	(j)	0.00	(k)	10

20.06	4.63	2,268,744,460	0.05	1.59	(j)	0.18		10
20.02	21.02	1,514,714,606	0.04	1.61		0.19		9
17.21	17.34	721,292,751	0.04	1.99		0.23		22
15.02	(1.53)	381,880,090	0.04	2.17		0.24		14
15.55	29.15	261,763,562	0.04	2.04		0.22		13

20.01	4.44	685,404,675	0.19	1.49	(j)	0.35		10
19.98	20.83	552,836,747	0.19	1.45		0.34		9
17.18	17.20	312,754,826	0.19	1.74		0.38		22
14.99	(1.67)	307,088,155	0.19	2.02		0.39		14
15.52	28.96	232,478,416	0.19	1.97		0.37		13

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Year Ended June 30, 2015	$18.83	$0.26	(h)(j)	$0.54	$0.80	$(0.47)	$(0.26)	$(0.73)
Year Ended June 30, 2014	16.29	0.24	(h)	3.07	3.31	(0.45)	(0.32)	(0.77)
Year Ended June 30, 2013	14.23	0.27	(h)	2.14	2.41	(0.33)	(0.02)	(0.35)
Year Ended June 30, 2012	14.77	0.27	(h)	(0.54)	(0.27)	(0.23)	(0.04)	(0.27)
Year Ended June 30, 2011	11.81	0.26	(h)	3.10	3.36	(0.23)	(0.17)	(0.40)

Class C
Year Ended June 30, 2015	18.76	0.13	(h)(j)	0.55	0.68	(0.38)	(0.26)	(0.64)
Year Ended June 30, 2014	16.24	0.12	(h)	3.07	3.19	(0.35)	(0.32)	(0.67)
Year Ended June 30, 2013	14.20	0.17	(h)	2.13	2.30	(0.24)	(0.02)	(0.26)
Year Ended June 30, 2012	14.74	0.18	(h)	(0.53)	(0.35)	(0.15)	(0.04)	(0.19)
Year Ended June 30, 2011	11.81	0.19	(h)	3.08	3.27	(0.17)	(0.17)	(0.34)

Class R2
Year Ended June 30, 2015	18.79	0.21	(h)(j)	0.54	0.75	(0.43)	(0.26)	(0.69)
Year Ended June 30, 2014	16.26	0.20	(h)	3.07	3.27	(0.42)	(0.32)	(0.74)
Year Ended June 30, 2013	14.21	0.25	(h)	2.11	2.36	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.76	0.24	(h)	(0.54)	(0.30)	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2011	11.81	0.23	(h)	3.09	3.32	(0.20)	(0.17)	(0.37)

Class R6
November 3, 2014 (l) through June 30, 2015	18.99	0.19	(h)(j)	0.51	0.70	(0.46)	(0.26)	(0.72)

Institutional Class
Year Ended June 30, 2015	18.90	0.30	(h)(j)	0.55	0.85	(0.52)	(0.26)	(0.78)
Year Ended June 30, 2014	16.34	0.30	(h)	3.08	3.38	(0.50)	(0.32)	(0.82)
Year Ended June 30, 2013	14.27	0.31	(h)	2.14	2.45	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.81	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2011	11.84	0.28	(h)	3.12	3.40	(0.26)	(0.17)	(0.43)

Select Class
Year Ended June 30, 2015	18.89	0.29	(h)(j)	0.53	0.82	(0.49)	(0.26)	(0.75)
Year Ended June 30, 2014	16.34	0.26	(h)	3.08	3.34	(0.47)	(0.32)	(0.79)
Year Ended June 30, 2013	14.27	0.30	(h)	2.13	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.80	0.28	(h)	(0.52)	(0.24)	(0.25)	(0.04)	(0.29)
Year Ended June 30, 2011	11.84	0.27	(h)	3.10	3.37	(0.24)	(0.17)	(0.41)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$18.90	4.40%	$566,570,260	0.29%	1.38	%(j)	0.64%	9%
18.83	20.68	393,004,238	0.29	1.34		0.62	8
16.29	17.10	195,534,833	0.29	1.77		0.66	11
14.23	(1.68)	97,150,663	0.29	1.97		0.66	11
14.77	28.68	44,721,790	0.29	1.82		0.68	11

18.80	3.71	18,384,099	0.94	0.69	(j)	1.18	9
18.76	19.91	12,377,129	0.94	0.70		1.12	8
16.24	16.31	6,672,821	0.94	1.11		1.16	11
14.20	(2.29)	3,188,443	0.94	1.30		1.15	11
14.74	27.82	1,782,177	0.94	1.34		1.18	11

18.85	4.12	135,857,065	0.54	1.11	(j)	0.93	9
18.79	20.41	93,369,236	0.54	1.12		0.87	8
16.26	16.80	36,478,073	0.54	1.59		0.91	11
14.21	(1.94)	18,099,079	0.54	1.71		0.93	11
14.76	28.34	2,197,468	0.54	1.59		0.93	11

18.97	3.82	60,229,727	0.00	1.48	(j)	0.01	9

18.97	4.62	1,273,012,966	0.05	1.60	(j)	0.20	9
18.90	21.02	800,474,522	0.04	1.64		0.22	8
16.34	17.39	232,443,865	0.04	1.95		0.27	11
14.27	(1.45)	80,127,469	0.04	2.22		0.26	11
14.81	28.96	32,109,107	0.04	2.01		0.28	11

18.96	4.48	336,202,683	0.19	1.51	(j)	0.40	9
18.89	20.79	233,540,430	0.19	1.45		0.37	8
16.34	17.23	106,990,895	0.19	1.89		0.41	11
14.27	(1.53)	64,581,494	0.19	2.03		0.40	11
14.80	28.71	34,397,929	0.19	1.90		0.43	11

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Year Ended June 30, 2015	$18.79	$0.26	(h)(j)	$0.54	$0.80	$(0.47)	$(0.26)	$(0.73)
Year Ended June 30, 2014	16.28	0.24	(h)	3.08	3.32	(0.46)	(0.35)	(0.81)
Year Ended June 30, 2013	14.23	0.28	(h)	2.11	2.39	(0.32)	(0.02)	(0.34)
Year Ended June 30, 2012	14.79	0.27	(h)	(0.55)	(0.28)	(0.23)	(0.05)	(0.28)
Year Ended June 30, 2011	11.85	0.26	(h)	3.16	3.42	(0.24)	(0.24)	(0.48)

Class C
Year Ended June 30, 2015	18.70	0.13	(h)(j)	0.54	0.67	(0.37)	(0.26)	(0.63)
Year Ended June 30, 2014	16.22	0.12	(h)	3.06	3.18	(0.35)	(0.35)	(0.70)
Year Ended June 30, 2013	14.18	0.18	(h)	2.11	2.29	(0.23)	(0.02)	(0.25)
Year Ended June 30, 2012	14.74	0.18	(h)	(0.54)	(0.36)	(0.15)	(0.05)	(0.20)
Year Ended June 30, 2011	11.83	0.17	(h)	3.15	3.32	(0.17)	(0.24)	(0.41)

Class R2
Year Ended June 30, 2015	18.74	0.21	(h)(j)	0.54	0.75	(0.42)	(0.26)	(0.68)
Year Ended June 30, 2014	16.25	0.20	(h)	3.06	3.26	(0.42)	(0.35)	(0.77)
Year Ended June 30, 2013	14.21	0.25	(h)	2.10	2.35	(0.29)	(0.02)	(0.31)
Year Ended June 30, 2012	14.77	0.25	(h)	(0.55)	(0.30)	(0.21)	(0.05)	(0.26)
Year Ended June 30, 2011	11.84	0.21	(h)	3.17	3.38	(0.21)	(0.24)	(0.45)

Class R6
November 3, 2014 (i) through June 30, 2015	18.96	0.19	(h)(j)	0.52	0.71	(0.46)	(0.26)	(0.72)

Institutional Class
Year Ended June 30, 2015	18.87	0.30	(h)(j)	0.55	0.85	(0.51)	(0.26)	(0.77)
Year Ended June 30, 2014	16.34	0.29	(h)	3.09	3.38	(0.50)	(0.35)	(0.85)
Year Ended June 30, 2013	14.28	0.31	(h)	2.13	2.44	(0.36)	(0.02)	(0.38)
Year Ended June 30, 2012	14.83	0.31	(h)	(0.54)	(0.23)	(0.27)	(0.05)	(0.32)
Year Ended June 30, 2011	11.88	0.28	(h)	3.18	3.46	(0.27)	(0.24)	(0.51)

Select Class
Year Ended June 30, 2015	18.85	0.28	(h)(j)	0.53	0.81	(0.48)	(0.26)	(0.74)
Year Ended June 30, 2014	16.33	0.26	(h)	3.08	3.34	(0.47)	(0.35)	(0.82)
Year Ended June 30, 2013	14.26	0.28	(h)	2.15	2.43	(0.34)	(0.02)	(0.36)
Year Ended June 30, 2012	14.82	0.28	(h)	(0.54)	(0.26)	(0.25)	(0.05)	(0.30)
Year Ended June 30, 2011	11.88	0.27	(h)	3.16	3.43	(0.25)	(0.24)	(0.49)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$18.86	4.37%	$443,861,392	0.29%	1.36	%(j)	0.72%	9%
18.79	20.67	308,249,235	0.29	1.36		0.66	8
16.28	16.98	153,506,488	0.29	1.80		0.70	15
14.23	(1.70)	69,795,977	0.29	1.96		0.68	11
14.79	29.06	34,342,393	0.29	1.82		0.68	16

18.74	3.69	17,461,976	0.94	0.70	(j)	1.25	9
18.70	19.85	12,185,639	0.94	0.70		1.15	8
16.22	16.27	7,056,864	0.94	1.19		1.19	15
14.18	(2.31)	3,703,376	0.94	1.27		1.18	11
14.74	28.20	1,754,369	0.94	1.16		1.19	16

18.81	4.15	114,171,223	0.54	1.10	(j)	1.02	9
18.74	20.33	77,289,835	0.54	1.12		0.91	8
16.25	16.67	31,554,095	0.54	1.59		0.94	15
14.21	(1.88)	16,196,277	0.54	1.82		0.95	11
14.77	28.68	2,735,582	0.54	1.47		0.92	16

18.95	3.85	49,112,773	0.00	1.47	(j)	0.01	9

18.95	4.65	935,076,677	0.05	1.59	(j)	0.23	9
18.87	20.99	563,630,591	0.04	1.62		0.26	8
16.34	17.25	225,551,927	0.04	1.96		0.30	15
14.28	(1.40)	82,923,018	0.04	2.20		0.28	11
14.83	29.34	37,596,367	0.04	2.00		0.26	16

18.92	4.46	321,794,530	0.19	1.49	(j)	0.47	9
18.85	20.78	234,064,007	0.19	1.44		0.41	8
16.33	17.18	115,467,767	0.19	1.81		0.44	15
14.26	(1.61)	76,266,132	0.19	2.05		0.43	11
14.82	29.08	43,244,532	0.19	1.87		0.42	16

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2055 Fund
Class A
Year Ended June 30, 2015	$20.61	$0.28	(h)(j)	$0.59	$0.87	$(0.47)	$(0.16)	$(0.63)
Year Ended June 30, 2014	17.48	0.25	(h)	3.39	3.64	(0.50)	(0.01)	(0.51)
Year Ended June 30, 2013	15.24	0.29	(h)	2.27	2.56	(0.31)	(0.01)	(0.32)
January 31, 2012 (i) through June 30, 2012	15.00	0.08		0.23	0.31	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2015	20.59	0.14	(h)(j)	0.59	0.73	(0.37)	(0.16)	(0.53)
Year Ended June 30, 2014	17.48	0.12	(h)	3.40	3.52	(0.40)	(0.01)	(0.41)
Year Ended June 30, 2013	15.25	0.19	(h)	2.27	2.46	(0.22)	(0.01)	(0.23)
January 31, 2012 (i) through June 30, 2012	15.00	0.04		0.23	0.27	(0.02)	—	(0.02)

Class R2
Year Ended June 30, 2015	20.59	0.23	(h)(j)	0.58	0.81	(0.42)	(0.16)	(0.58)
Year Ended June 30, 2014	17.48	0.21	(h)	3.38	3.59	(0.47)	(0.01)	(0.48)
Year Ended June 30, 2013	15.24	0.24	(h)	2.29	2.53	(0.28)	(0.01)	(0.29)
January 31, 2012 (i) through June 30, 2012	15.00	0.07		0.22	0.29	(0.05)	—	(0.05)

Class R6
November 3, 2014 (i) through June 30, 2015	20.75	0.25	(h)(j)	0.52	0.77	(0.47)	(0.16)	(0.63)

Institutional Class
Year Ended June 30, 2015	20.64	0.33	(h)(j)	0.59	0.92	(0.51)	(0.16)	(0.67)
Year Ended June 30, 2014	17.50	0.30	(h)	3.40	3.70	(0.55)	(0.01)	(0.56)
Year Ended June 30, 2013	15.24	0.32	(h)	2.29	2.61	(0.34)	(0.01)	(0.35)
January 31, 2012 (i) through June 30, 2012	15.00	0.10		0.22	0.32	(0.08)	—	(0.08)

Select Class
Year Ended June 30, 2015	20.64	0.31	(h)(j)	0.58	0.89	(0.49)	(0.16)	(0.65)
Year Ended June 30, 2014	17.50	0.26	(h)	3.41	3.67	(0.52)	(0.01)	(0.53)
Year Ended June 30, 2013	15.25	0.29	(h)	2.29	2.58	(0.32)	(0.01)	(0.33)
January 31, 2012 (i) through June 30, 2012	15.00	0.09		0.23	0.32	(0.07)	—	(0.07)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Commencement of offering of class of shares.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)	Net investment income (loss) (b)		Expenses without waivers and reimbursements (e)(f)	Portfolio turnover rate (c)(g)

$20.85	4.31%	$73,599,931	0.29%	1.36	%(j)	0.75%	11%
20.61	21.02	32,181,731	0.29	1.29		0.65	49
17.48	16.94	5,900,363	0.29	1.66		0.72	17
15.24	2.03	400,107	0.29	2.30		2.32	19

20.79	3.61	2,615,263	0.94	0.68	(j)	1.51	11
20.59	20.24	904,749	0.94	0.60		1.15	49
17.48	16.19	210,550	0.94	1.15		1.30	17
15.25	1.79	51,943	0.94	0.70		2.57	19

20.82	4.04	25,732,578	0.54	1.09	(j)	1.01	11
20.59	20.67	9,989,630	0.54	1.05		0.90	49
17.48	16.72	1,713,490	0.54	1.38		0.97	17
15.24	1.91	73,253	0.54	1.26		2.35	19

20.89	3.79	3,301,080	0.00	1.82	(j)	0.04	11

20.89	4.58	184,663,068	0.05	1.58	(j)	0.25	11
20.64	21.30	72,803,481	0.04	1.55		0.26	49
17.50	17.29	6,795,403	0.04	1.85		0.32	17
15.24	2.10	71,866	0.04	1.69		1.69	19

20.88	4.41	46,465,217	0.19	1.49	(j)	0.49	11
20.64	21.14	16,530,124	0.19	1.35		0.40	49
17.50	17.06	3,596,206	0.19	1.69		0.49	17
15.25	2.10	881,929	0.19	1.46		1.83	19

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Income Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2015 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2020 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2025 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2030 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2035 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2040 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2045 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2050 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified
JPMorgan SmartRetirement® 2055 Fund	Class A, Class C, Class R2, Class R6*, Institutional Class and Select Class	Diversified

*	Class R6 commenced operations on November 3, 2014.

The JPMorgan SmartRetirement Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

JPMorgan SmartRetirement Income Fund acquired all the assets and liabilities of the JPMorgan SmartRetirement 2010 Fund in a reorganization on June 20, 2014. Please refer to Note 8 discussing the merger.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies excluding ETFs (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

90	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,056,748,608	$8,060,690	$—	$2,064,809,298

Appreciation in Other Financial Instruments
Futures Contracts	$229,465	$—	$—	$229,465

Depreciation in Other Financial Instruments
Futures Contracts	$(1,736,524)	$—	$—	$(1,736,524)

JPMorgan SmartRetirement 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,664,449,828	$9,958,207	$—	$2,674,408,035

Appreciation in Other Financial Instruments
Futures Contracts	$385,142	$—	$—	$385,142

Depreciation in Other Financial Instruments
Futures Contracts	$(2,245,295)	$—	$—	$(2,245,295)

JPMorgan SmartRetirement 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,011,740,591	$29,439,043	$—	$6,041,179,634

Appreciation in Other Financial Instruments
Futures Contracts	$654,106	$—	$—	$654,106

Depreciation in Other Financial Instruments
Futures Contracts	$(5,785,190)	$—	$—	$(5,785,190)

JPMorgan SmartRetirement 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,168,065,321	$35,757,423	$—	$5,203,822,744

Appreciation in Other Financial Instruments
Futures Contracts	$615,212	$—	$—	$615,212

Depreciation in Other Financial Instruments
Futures Contracts	$(5,004,811)	$—	$—	$(5,004,811)

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

JPMorgan SmartRetirement 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,954,083,872	$49,796,041	$—	$6,003,879,913

Appreciation in Other Financial Instruments
Futures Contracts	$1,402,973	$—	$—	$1,402,973

Depreciation in Other Financial Instruments
Futures Contracts	$(10,402,669)	$—	$—	$(10,402,669)

JPMorgan SmartRetirement 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,981,826,354	$33,286,145	$—	$4,015,112,499

Appreciation in Other Financial Instruments
Futures Contracts	$927,270	$—	$—	$927,270

Depreciation in Other Financial Instruments
Futures Contracts	$(7,037,803)	$—	$—	$(7,037,803)

JPMorgan SmartRetirement 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,289,344,764	$35,759,426	$—	$4,325,104,190

Appreciation in Other Financial Instruments
Futures Contracts	$1,001,610	$—	$—	$1,001,610

Depreciation in Other Financial Instruments
Futures Contracts	$(7,666,804)	$—	$—	$(7,666,804)

JPMorgan SmartRetirement 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,367,043,126	$19,125,365	$—	$2,386,168,491

Appreciation in Other Financial Instruments
Futures Contracts	$549,657	$—	$—	$549,657

Depreciation in Other Financial Instruments
Futures Contracts	$(4,039,540)	$—	$—	$(4,039,540)

JPMorgan SmartRetirement 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,864,769,881	$15,630,730	$—	$1,880,400,611

Appreciation in Other Financial Instruments
Futures Contracts	$440,788	$—	$—	$440,788

Depreciation in Other Financial Instruments
Futures Contracts	$(3,042,432)	$—	$—	$(3,042,432)

92	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$334,118,656	$2,688,566	$—	$336,807,222

Appreciation in Other Financial Instruments
Futures Contracts	$81,936	$—	$—	$81,936

Depreciation in Other Financial Instruments
Futures Contracts	$(570,139)	$—	$—	$(570,139)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of U.S. Treasury Notes that are held for futures collateral. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2015.

B. Futures Contracts — The Funds used treasury and index futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

The use of futures contracts exposes the Funds to equity price and interest rate risks.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/ depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The tables below disclose the volume of the Funds’ futures contracts activity during the year ended June 30, 2015:

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement Income Fund
Long Futures Contracts:
Equity	$61,694,968	$51,591,409
Interest Rate	65,763,471	66,110,009

Short Futures Contracts:
Equity	29,416,833	—
Interest Rate	106,026,355	188,012,296

JPMorgan SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	75,290,076	71,544,602
Interest Rate	85,227,694	92,119,896

Short Futures Contracts:
Equity	33,725,842	3,389,760
Interest Rate	137,784,399	237,121,316

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	$236,134,672	$226,746,497
Interest Rate	223,185,686	189,367,812

Short Futures Contracts:
Equity	78,704,898	—
Interest Rate	315,322,229	522,284,852

JPMorgan SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	268,132,083	221,180,567
Interest Rate	253,586,386	166,804,246

Short Futures Contracts:
Equity	94,558,150	—
Interest Rate	394,009,220	483,766,520

JPMorgan SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	446,458,560	350,031,903
Interest Rate	403,234,096	393,949,467

Short Futures Contracts:
Equity	150,308,044	—
Interest Rate	676,597,839	1,087,202,655

JPMorgan SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	289,835,649	236,628,090
Interest Rate	260,007,440	262,873,861

Short Futures Contracts:
Equity	95,007,126	—
Interest Rate	438,209,345	710,068,251

JPMorgan SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	317,118,858	240,763,590
Interest Rate	281,574,363	283,802,492

Short Futures Contracts:
Equity	105,468,969	—
Interest Rate	474,258,178	776,334,373

JPMorgan SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	168,192,100	128,796,561
Interest Rate	149,922,861	155,857,310

Short Futures Contracts:
Equity	54,692,492	—
Interest Rate	252,037,799	419,095,874

JPMorgan SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	131,054,969	99,044,406
Interest Rate	117,378,790	123,888,709

Short Futures Contracts:
Equity	42,785,461	—
Interest Rate	192,978,251	331,392,527

94	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Average Notional Balance	Ending Notional Balance
JPMorgan SmartRetirement 2055 Fund
Long Futures Contracts:
Equity	$20,036,880	$18,666,330
Interest Rate	16,980,684	22,583,829

Short Futures Contracts:
Equity	5,645,221	—
Interest Rate	30,300,283	58,492,747

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

C. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$229,465
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—

Total		$229,465

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,450,777)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(285,747)

Total		$(1,736,524)

JPMorgan SmartRetirement 2015 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$335,461
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	49,681

Total		$385,142

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,898,088)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(347,207)

Total		$(2,245,295)

JPMorgan SmartRetirement 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$654,106
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—

Total		$654,106

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(4,238,260)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,546,930)

Total		$(5,785,190)

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

JPMorgan SmartRetirement 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$615,212
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—

Total		$615,212

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(3,397,937)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,606,874)

Total		$(5,004,811)

JPMorgan SmartRetirement 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,402,973
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—

Total		$1,402,973

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(8,348,716)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(2,053,953)

Total		$(10,402,669)

JPMorgan SmartRetirement 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$927,270
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—

Total		$927,270

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(5,584,563)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,453,240)

Total		$(7,037,803)

JPMorgan SmartRetirement 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,001,610
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—

Total		$1,001,610

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(6,116,730)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(1,550,074)

Total		$(7,666,804)

96	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$549,657
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—

Total		$549,657

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(3,382,037)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(657,503)

Total		$(4,039,540)

JPMorgan SmartRetirement 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$440,788
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—

Total		$440,788

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(2,564,337)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(478,095)

Total		$(3,042,432)

JPMorgan SmartRetirement 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$81,936
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	—

Total		$81,936

Gross Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(451,177)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(118,962)

Total		$(570,139)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2015, by primary underlying risk exposure:

JPMorgan SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,157,954
Equity contracts	4,763,419

Total	$5,921,373

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,506,014)
Equity contracts	(327,314)

Total	$(1,833,328)

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

JPMorgan SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,559,538
Equity contracts	6,222,836

Total	$7,782,374

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,306,745)
Equity contracts	(346,117)

Total	$(2,652,862)

JPMorgan SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$3,812,341
Equity contracts	16,916,292

Total	$20,728,633

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4,962,413)
Equity contracts	(2,491,945)

Total	$(7,454,358)

JPMorgan SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$3,575,142
Equity contracts	18,364,711

Total	$21,939,853

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4,623,903)
Equity contracts	(2,676,404)

Total	$(7,300,307)

JPMorgan SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$2,773,726
Equity contracts	34,694,779

Total	$37,468,505

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(9,674,981)
Equity contracts	(3,338,837)

Total	$(13,013,818)

98	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,690,520
Equity contracts	20,673,290

Total	$22,363,810

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(6,465,594)
Equity contracts	(2,599,710)

Total	$(9,065,304)

JPMorgan SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$2,400,863
Equity contracts	23,366,905

Total	$25,767,768

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(7,216,427)
Equity contracts	(2,797,334)

Total	$(10,013,761)

JPMorgan SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$732,278
Equity contracts	13,034,930

Total	$13,767,208

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,816,377)
Equity contracts	(1,337,428)

Total	$(5,153,805)

JPMorgan SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$833,386
Equity contracts	9,643,303

Total	$10,476,689

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(2,884,876)
Equity contracts	(831,364)

Total	$(3,716,240)

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

JPMorgan SmartRetirement 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(318,427)
Equity contracts	1,259,050

Total	$940,623

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(369,577)
Equity contracts	(118,849)

Total	$(488,426)

The Funds’ derivatives contracts held at June 30, 2015 are not accounted for as hedging instruments under GAAP.

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held. Accordingly, such foreign currency gains (losses) are included in the reported Change in net unrealized appreciation/depreciation on investment transactions on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

E. Investment Transactions with Affiliates — The Funds invest in Underlying Funds advised by the J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges and mergers between certain share classes of the Underlying Funds. Such exchanges and mergers are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover. Included in the Realized Gain (Loss) amounts in the table below are distributions of realized capital gains, if any, received from the Underlying Funds:

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$11,478,255	$8,200,000	$10,400,000	$(2,630,322)	$—	475,304	$5,104,766
JPMorgan Core Bond Fund, Class R6 Shares	529,484,560	126,110,944	37,000,000	(129,274)	14,430,527	52,666,226	614,088,197
JPMorgan Corporate Bond Fund, Class R6 Shares	69,693,945	62,549,850	—	144,279	3,205,570	13,133,737	128,316,606
JPMorgan Disciplined Equity Fund, Class R6 Shares	196,299,414	61,960,874	8,000,000	13,230,885	2,759,222	10,480,185	253,201,275
JPMorgan Emerging Economies Fund, Class R5 Shares	18,542,090	341,234	12,100,000	(1,085,871)	341,234	403,717	5,098,946
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	34,961,932	21,148,835	11,500,000	(634,648)	2,148,835	5,075,503	40,502,514

100	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Income Fund (continued)
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	$21,344,929	$4,309,514	$18,100,000	$658,323	$309,514	264,436	$5,896,919
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	12,636,712	12,881	—	—	12,881	1,289,616	10,600,647
JPMorgan Floating Rate Income Fund, Class R6 Shares	61,350,023	13,231,303	21,000,000	(504,429)	2,229,675	5,272,606	51,566,086
JPMorgan Growth Advantage Fund, Class R5 Shares	49,456,856	—	32,287,114	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	44,197,308	—	1,910,193	—	4,143,256	67,410,770
JPMorgan High Yield Fund, Class R6 Shares	99,533,662	35,969,760	19,100,000	1,488,568	5,756,575	14,315,833	108,227,697
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	86,858,613	20,286,704	—	—	1,286,704	10,136,373	104,201,917
JPMorgan International Equity Fund, Class R6 Shares	43,278,621	7,875,479	—	—	875,479	3,141,042	50,005,394
JPMorgan International Opportunities Fund, Class R6 Shares	46,040,237	1,225,920	8,000,000	71,226	1,225,920	2,397,223	36,389,852
JPMorgan International Realty Fund, Class R5 Shares	3,561,995	—	3,558,727	1,011,481	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	37,850,335	6,105,439	—	2,019,910	585,529	1,172,165	45,022,850
JPMorgan Intrepid International Fund, Institutional Class Shares	32,501,337	21,879,934	—	—	679,934	2,602,123	53,421,585
JPMorgan Mid Cap Equity Fund, Class R6 Shares	28,788,544	1,412,627	—	1,297,221	115,406	670,021	31,819,310
JPMorgan Prime Money Market Fund, Institutional Class Shares	154,247,565	425,133,309	369,097,262	—	66,468	210,283,612	210,283,612
JPMorgan Real Return Fund, Institutional Class Shares	21,702,162	35,233,439	—	66,698	366,742	5,616,573	55,435,577
JPMorgan Realty Income Fund, Class R5 Shares	40,203,142	14,382,490	6,000,000	1,790,834	865,628	3,749,178	48,926,766
JPMorgan Small Cap Equity Fund, Class R5 Shares	7,234,108	724,314	—	678,224	46,090	154,962	7,814,711
JPMorgan Small Cap Growth Fund, Class R6 Shares	5,292,735	388,364	—	388,364	—	375,380	6,009,835
JPMorgan Small Cap Value Fund, Class R6 Shares	8,238,650	468,660	—	377,080	91,580	298,309	8,361,597
JPMorgan U.S. Equity Fund, Class R6 Shares	25,322,342	2,503,550	—	2,149,754	353,796	1,865,404	27,645,294
JPMorgan Value Advantage Fund, Institutional Class Shares	50,816,982	11,897,162	—	1,226,250	670,914	2,125,994	63,907,374

Total	$1,696,719,746			$23,524,746	$38,424,223		$2,039,260,097

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$9,800,946	$7,800,000	$8,500,000	$(2,125,755)	$—	495,539	$5,322,084
JPMorgan Core Bond Fund, Class R6 Shares	656,888,906	196,669,193	55,000,000	(359,252)	18,302,775	67,966,221	792,486,132
JPMorgan Corporate Bond Fund, Class R6 Shares	84,421,931	92,107,247	—	179,478	4,127,769	17,543,919	171,404,092
JPMorgan Disciplined Equity Fund, Class R6 Shares	245,991,542	101,015,720	17,000,000	16,662,958	3,472,141	13,799,516	333,396,309
JPMorgan Emerging Economies Fund, Class R5 Shares	31,309,310	6,182,354	24,300,000	(1,800,270)	682,354	801,596	10,124,159
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	40,428,935	31,186,528	15,000,000	(847,893)	2,686,528	6,454,095	51,503,681
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	37,240,976	7,536,836	22,400,000	(349,194)	536,836	851,764	18,994,346
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	14,117,013	14,390	—	—	14,390	1,440,686	11,842,438
JPMorgan Floating Rate Income Fund, Class R6 Shares	56,567,612	25,777,203	18,500,000	(455,352)	2,275,497	6,338,965	61,995,073
JPMorgan Growth Advantage Fund, Class R5 Shares	77,174,719	—	52,834,735	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	55,815,487	—	2,980,752	—	5,477,700	89,122,183
JPMorgan High Yield Fund, Class R6 Shares	114,209,505	47,411,074	18,800,000	2,059,593	6,941,617	17,595,237	133,019,994
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	78,456,486	38,844,023	—	—	1,344,023	11,126,811	114,383,619
JPMorgan International Equity Fund, Class R6 Shares	69,539,568	14,280,632	10,000,000	(563,755)	1,280,632	4,505,573	71,728,725
JPMorgan International Opportunities Fund, Class R6 Shares	69,230,892	1,843,421	14,000,000	(179,525)	1,843,421	3,438,530	52,196,888
JPMorgan International Realty Fund, Class R5 Shares	4,562,076	—	4,557,890	1,107,061	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	66,957,882	4,214,225	—	3,267,149	947,077	1,895,944	72,823,202
JPMorgan Intrepid International Fund, Institutional Class Shares	42,590,822	42,487,432	6,000,000	(72,115)	987,432	3,799,995	78,013,901
JPMorgan Mid Cap Equity Fund, Class R6 Shares	40,784,186	5,676,041	8,400,000	2,546,885	167,589	850,457	40,388,191
JPMorgan Prime Money Market Fund, Institutional Class Shares	99,623,994	726,073,748	591,842,840	—	61,487	233,854,902	233,854,902
JPMorgan Real Return Fund, Institutional Class Shares	20,564,798	41,707,738	—	62,743	344,995	6,155,233	60,752,149
JPMorgan Realty Income Fund, Class R5 Shares	60,607,530	21,698,173	11,600,000	3,230,195	1,285,018	5,497,324	71,740,084
JPMorgan Small Cap Equity Fund, Class R5 Shares	10,333,424	1,034,632	—	968,796	65,836	221,352	11,162,776
JPMorgan Small Cap Growth Fund, Class R6 Shares	12,362,626	907,131	—	907,131	—	876,803	14,037,608
JPMorgan Small Cap Value Fund, Class R6 Shares	8,405,598	4,711,100	—	572,145	138,955	452,625	12,687,086
JPMorgan U.S. Equity Fund, Class R6 Shares	47,241,750	26,779,804	17,000,000	5,239,306	686,189	3,805,548	56,398,226
JPMorgan Value Advantage Fund, Institutional Class Shares	70,462,532	10,941,236	—	1,901,094	1,040,142	2,787,695	83,798,123

Total	$2,069,875,559			$34,932,175	$49,232,703		$2,653,175,971

102	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$4,283,013	$7,000,000	$3,500,000	$(620,175)	$—	516,425	$5,546,407
JPMorgan Core Bond Fund, Class R6 Shares	1,324,910,246	521,325,653	37,000,000	671,572	38,406,187	153,934,968	1,794,881,721
JPMorgan Corporate Bond Fund, Class R6 Shares	175,447,850	230,683,701	—	368,081	8,815,620	40,347,597	394,196,021
JPMorgan Disciplined Equity Fund, Class R6 Shares	450,690,016	319,690,433	64,000,000	37,338,488	7,435,307	29,545,623	713,822,255
JPMorgan Emerging Economies Fund, Class R5 Shares	100,063,086	23,751,401	44,000,000	(5,814,270)	2,251,401	5,548,078	70,072,223
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	79,712,732	77,064,409	40,000,000	(2,173,974)	5,574,409	13,296,336	106,104,761
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	126,414,331	45,196,996	56,800,000	(1,381,240)	1,696,996	4,650,699	103,710,583
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	22,703,586	23,143	—	—	23,143	2,316,973	19,045,516
JPMorgan Floating Rate Income Fund, Class R6 Shares	40,012,755	15,632,942	11,500,000	(288,290)	1,631,584	4,395,105	42,984,125
JPMorgan Growth Advantage Fund, Class R5 Shares	205,416,316	—	141,051,441	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	194,164,778	—	8,863,337	—	17,553,893	285,601,842
JPMorgan High Yield Fund, Class R6 Shares	208,599,611	130,430,614	50,000,000	3,110,666	13,211,193	35,691,150	269,825,091
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	50,910,019	54,963,366	—	—	963,366	10,116,037	103,992,859
JPMorgan International Equity Fund, Class R6 Shares	203,392,930	72,680,938	34,000,000	(830,198)	4,180,938	14,879,812	236,886,612
JPMorgan International Opportunities Fund, Class R6 Shares	198,468,927	5,284,662	8,000,000	(61,856)	5,284,662	12,040,465	182,774,258
JPMorgan International Realty Fund, Class R5 Shares	13,554,068	—	13,541,630	3,087,425	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	204,437,951	72,217,303	11,000,000	10,644,552	3,299,546	7,039,364	270,381,984
JPMorgan Intrepid International Fund, Institutional Class Shares	114,823,979	133,598,918	—	—	3,098,918	11,952,332	245,381,379
JPMorgan Mid Cap Equity Fund, Class R6 Shares	107,465,427	48,492,221	11,000,000	5,909,913	525,116	3,212,604	152,566,544
JPMorgan Prime Money Market Fund, Institutional Class Shares	75,108,673	1,577,014,883	1,571,634,058	—	40,560	80,489,498	80,489,498
JPMorgan Real Return Fund, Institutional Class Shares	10,619,890	42,673,197	—	42,040	231,157	5,284,877	52,161,740
JPMorgan Realty Income Fund, Class R5 Shares	170,657,113	88,233,970	10,000,000	6,176,884	3,850,332	18,986,072	247,768,246
JPMorgan Small Cap Equity Fund, Class R5 Shares	33,592,048	3,363,398	—	3,149,379	214,020	719,574	36,288,118
JPMorgan Small Cap Growth Fund, Class R6 Shares	30,955,337	8,741,286	—	2,741,287	—	2,649,635	42,420,660

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2020 Fund (continued)
JPMorgan Small Cap Value Fund, Class R6 Shares	$32,436,992	$1,845,195	$—	$1,484,630	$360,566	1,174,494	$32,921,057
JPMorgan U.S. Equity Fund, Class R6 Shares	185,152,803	74,664,393	—	17,690,611	2,973,783	17,332,795	256,872,015
JPMorgan Value Advantage Fund, Institutional Class Shares	186,062,727	69,818,686	—	5,376,860	2,941,827	8,705,716	261,693,817

Total	$4,355,892,426			$95,485,722	$107,010,631		$6,008,389,332

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$843,422,210	$502,251,546	$36,500,000	$(211,811)	$25,686,046	111,244,146	$1,297,106,748
JPMorgan Corporate Bond Fund, Class R6 Shares	107,094,398	191,926,663	10,000,000	(178,601)	5,896,220	28,653,574	279,945,420
JPMorgan Disciplined Equity Fund, Class R6 Shares	458,047,754	255,529,937	—	36,082,589	7,447,347	29,830,547	720,706,005
JPMorgan Emerging Economies Fund, Class R5 Shares	93,085,830	64,249,436	61,400,000	(5,448,346)	2,249,436	6,756,305	85,332,130
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	54,016,558	90,233,514	44,000,000	(2,614,926)	4,533,514	11,399,864	90,970,917
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	117,867,815	58,189,297	48,400,000	(2,439,626)	1,689,297	5,246,159	116,989,348
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	17,070,421	17,401	—	—	17,401	1,742,090	14,319,983
JPMorgan Growth Advantage Fund, Class R5 Shares	200,297,930	—	153,633,504	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	217,538,671	—	8,905,168	—	17,947,222	292,001,301
JPMorgan High Yield Fund, Class R6 Shares	156,972,756	118,288,647	56,400,000	1,316,733	10,147,902	26,945,482	203,707,843
JPMorgan International Equity Fund, Class R6 Shares	176,535,270	75,086,012	9,400,000	(616,154)	4,086,012	14,920,263	237,530,594
JPMorgan International Opportunities Fund, Class R6 Shares	178,379,026	24,749,725	—	—	4,749,725	12,686,842	192,586,267
JPMorgan International Realty Fund, Class R5 Shares	9,673,814	—	9,664,937	1,897,266	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	182,257,046	102,789,078	12,000,000	10,000,262	2,986,498	7,228,718	277,655,058
JPMorgan Intrepid International Fund, Institutional Class Shares	125,111,690	118,903,603	—	—	3,053,603	11,703,338	240,269,522
JPMorgan Mid Cap Equity Fund, Class R6 Shares	113,572,175	48,197,953	—	5,672,374	525,579	3,555,374	168,844,692
JPMorgan Prime Money Market Fund, Institutional Class Shares	52,607,944	1,498,462,446	1,469,898,515	—	31,618	81,171,875	81,171,875

104	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2025 Fund (continued)
JPMorgan Realty Income Fund, Class R5 Shares	$154,089,237	$92,781,569	$8,600,000	$6,152,444	$3,526,162	18,120,874	$236,477,403
JPMorgan Small Cap Equity Fund, Class R5 Shares	23,485,721	10,045,290	—	2,851,511	193,778	651,517	32,856,010
JPMorgan Small Cap Growth Fund, Class R6 Shares	29,284,548	10,801,381	—	2,801,381	—	2,707,721	43,350,621
JPMorgan Small Cap Value Fund, Class R6 Shares	24,845,814	6,715,077	—	1,379,937	335,140	1,091,671	30,599,541
JPMorgan U.S. Equity Fund, Class R6 Shares	170,945,499	114,388,011	23,000,000	15,989,641	2,940,739	17,534,952	259,867,994
JPMorgan Value Advantage Fund, Institutional Class Shares	178,768,732	82,288,664	—	5,357,456	2,931,210	8,841,519	265,776,049

Total	$3,467,432,188			$86,897,298	$83,027,227		$5,168,065,321

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$704,766,718	$417,068,222	$63,000,000	$(926,223)	$21,265,742	89,974,295	$1,049,100,276
JPMorgan Corporate Bond Fund, Class R6 Shares	95,970,305	149,140,253	—	190,453	4,949,800	24,360,380	238,000,913
JPMorgan Disciplined Equity Fund, Class R6 Shares	601,925,185	428,191,083	—	40,481,052	9,710,031	42,990,997	1,038,662,476
JPMorgan Emerging Economies Fund, Class R5 Shares	130,524,496	29,914,411	87,700,000	(9,254,138)	2,914,411	4,695,596	59,305,382
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	56,723,959	120,885,665	86,500,000	(4,904,410)	5,185,665	10,031,032	80,047,633
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	168,709,162	48,809,557	90,300,000	(2,699,851)	2,409,557	5,018,192	111,905,688
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	19,041,599	19,410	—	—	19,410	1,943,255	15,973,560
JPMorgan Growth Advantage Fund, Class R5 Shares	272,621,561	11,000,000	207,376,227	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	290,312,957	—	11,936,730	—	24,748,307	402,654,952
JPMorgan High Yield Fund, Class R6 Shares	183,292,140	135,873,026	87,900,000	1,060,050	11,352,293	28,223,834	213,372,187
JPMorgan International Equity Fund, Class R6 Shares	252,706,757	83,049,002	10,200,000	(1,173,503)	5,549,002	19,974,874	317,999,987
JPMorgan International Opportunities Fund, Class R6 Shares	256,757,818	21,836,729	—	—	6,836,729	17,246,188	261,797,139
JPMorgan International Realty Fund, Class R5 Shares	13,849,482	—	13,836,774	2,611,233	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	252,420,658	114,464,065	—	13,926,942	4,037,123	9,709,637	372,947,176
JPMorgan Intrepid International Fund, Institutional Class Shares	149,180,864	181,839,225	9,800,000	(1,396,279)	3,839,225	15,457,409	317,340,598
JPMorgan Mid Cap Equity Fund, Class R6 Shares	160,138,857	47,799,028	—	8,074,191	724,837	4,593,397	218,140,434

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2030 Fund (continued)
JPMorgan Prime Money Market Fund, Institutional Class Shares	$61,729,879	$1,652,988,069	$1,614,468,302	$—	$38,038	100,249,646	$100,249,646
JPMorgan Realty Income Fund, Class R5 Shares	205,140,015	105,319,187	7,000,000	6,533,741	4,600,186	23,073,459	301,108,644
JPMorgan Small Cap Equity Fund, Class R5 Shares	37,848,334	14,789,558	—	3,548,420	241,138	1,025,173	51,699,460
JPMorgan Small Cap Growth Fund, Class R6 Shares	26,454,520	21,303,340	—	3,303,340	—	3,192,898	51,118,299
JPMorgan Small Cap Value Fund, Class R6 Shares	36,067,157	9,481,914	—	2,004,258	477,656	1,585,573	44,443,618
JPMorgan U.S. Equity Fund, Class R6 Shares	247,333,975	95,113,713	—	23,006,619	4,107,096	23,016,604	341,106,075
JPMorgan Value Advantage Fund, Institutional Class Shares	242,414,347	117,153,073	—	7,208,890	3,944,182	12,212,566	367,109,729

Total	$4,175,617,788			$103,531,515	$92,202,121		$5,954,083,872

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$285,352,773	$250,537,428	$41,000,000	$(785,680)	$9,079,321	42,007,375	$489,805,998
JPMorgan Corporate Bond Fund, Class R6 Shares	35,041,694	76,751,023	—	80,532	2,170,491	11,110,627	108,550,822
JPMorgan Disciplined Equity Fund, Class R6 Shares	421,804,733	312,679,916	—	28,367,478	6,812,438	30,642,375	740,319,779
JPMorgan Emerging Economies Fund, Class R5 Shares	93,158,342	38,520,769	62,700,000	(5,714,656)	2,220,769	4,649,781	58,726,735
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	29,619,152	77,930,936	55,500,000	(3,157,070)	3,030,936	5,697,900	45,469,238
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	114,762,442	32,333,131	48,500,000	(2,066,292)	1,633,131	3,936,242	87,778,203
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	10,423,874	10,626	—	—	10,626	1,063,789	8,744,349
JPMorgan Growth Advantage Fund, Class R5 Shares	180,484,625	20,000,000	160,687,064	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	220,812,541	—	8,375,477	—	17,608,002	286,482,189
JPMorgan High Yield Fund, Class R6 Shares	109,096,265	94,261,313	59,700,000	105,662	6,997,640	17,571,473	132,840,332
JPMorgan International Equity Fund, Class R6 Shares	172,522,955	74,215,016	8,200,000	(593,193)	4,015,016	14,714,296	234,251,585
JPMorgan International Opportunities Fund, Class R6 Shares	174,415,537	42,859,396	—	—	4,859,396	13,607,556	206,562,707
JPMorgan International Realty Fund, Class R5 Shares	8,545,128	—	8,537,287	1,814,714	—	—	—

106	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2035 Fund (continued)
JPMorgan Intrepid America Fund, Class R5 Shares	$172,554,311	$93,418,389	$—	$9,843,669	$2,974,719	7,039,185	$270,375,085
JPMorgan Intrepid International Fund, Institutional Class Shares	117,354,870	119,283,734	—	—	2,883,734	11,350,793	233,031,773
JPMorgan Mid Cap Equity Fund, Class R6 Shares	101,995,510	40,166,941	—	5,191,745	475,195	3,150,100	149,598,234
JPMorgan Prime Money Market Fund, Institutional Class Shares	52,716,642	1,154,258,117	1,135,392,545	—	26,059	71,582,214	71,582,214
JPMorgan Realty Income Fund, Class R5 Shares	143,107,580	89,224,358	8,000,000	4,508,801	3,258,730	16,976,554	221,544,027
JPMorgan Small Cap Equity Fund, Class R5 Shares	26,666,577	7,945,816	—	2,945,641	200,175	673,024	33,940,601
JPMorgan Small Cap Growth Fund, Class R6 Shares	26,306,296	6,797,346	—	2,297,346	—	2,220,538	35,550,811
JPMorgan Small Cap Value Fund, Class R6 Shares	25,123,800	19,281,936	—	1,416,935	365,000	1,549,781	43,440,350
JPMorgan U.S. Equity Fund, Class R6 Shares	165,487,213	97,350,769	—	16,740,115	2,910,655	17,643,836	261,481,649
JPMorgan Value Advantage Fund, Institutional Class Shares	165,854,215	90,958,360	—	4,982,369	2,725,991	8,707,574	261,749,673

Total	$2,632,394,534			$74,353,593	$56,650,022		$3,981,826,354

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$224,641,538	$171,093,401	$49,800,000	$(1,095,052)	$6,357,202	29,361,937	$342,360,185
JPMorgan Corporate Bond Fund, Class R6 Shares	24,830,215	55,665,287	—	62,214	1,603,073	8,006,705	78,225,504
JPMorgan Disciplined Equity Fund, Class R6 Shares	472,895,262	354,053,740	—	31,803,450	7,650,290	34,520,608	834,017,898
JPMorgan Emerging Economies Fund, Class R5 Shares	109,201,644	46,148,172	68,900,000	(6,375,860)	2,548,172	5,960,078	75,275,781
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	31,082,998	77,800,403	59,000,000	(3,509,506)	3,100,403	5,387,621	42,993,214
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	137,230,155	40,773,395	55,600,000	(2,576,254)	1,973,395	4,875,168	108,716,245
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	11,183,629	11,400	—	—	11,400	1,141,325	9,381,690
JPMorgan Growth Advantage Fund, Class R5 Shares	227,608,929	—	167,233,617	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	233,851,686	—	9,618,070	—	19,876,509	323,390,794
JPMorgan High Yield Fund, Class R6 Shares	118,580,132	79,873,992	64,400,000	301,101	7,193,535	16,208,803	122,538,547
JPMorgan International Equity Fund, Class R6 Shares	213,333,200	62,680,611	—	—	4,680,611	16,971,121	270,180,247

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2040 Fund (continued)
JPMorgan International Opportunities Fund, Class R6 Shares	$209,738,809	$44,084,747	$—	$—	$5,584,747	15,868,282	$240,880,519
JPMorgan International Realty Fund, Class R5 Shares	10,077,401	—	10,068,154	2,371,096	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	211,330,967	103,281,553	—	11,847,279	3,434,273	8,312,535	319,284,474
JPMorgan Intrepid International Fund, Institutional Class Shares	127,984,647	145,127,668	—	—	3,327,668	13,104,362	269,032,559
JPMorgan Mid Cap Equity Fund, Class R6 Shares	118,689,928	45,932,434	—	5,891,058	541,375	3,632,672	172,515,591
JPMorgan Prime Money Market Fund, Institutional Class Shares	56,670,683	1,185,560,490	1,168,891,866	—	26,621	73,339,307	73,339,307
JPMorgan Realty Income Fund, Class R5 Shares	170,064,025	94,273,201	5,000,000	5,124,858	3,800,076	19,618,672	256,023,673
JPMorgan Small Cap Equity Fund, Class R5 Shares	32,619,674	9,903,659	—	3,655,261	248,398	835,159	42,117,061
JPMorgan Small Cap Growth Fund, Class R6 Shares	29,353,339	19,527,113	—	2,527,113	—	3,215,819	51,485,262
JPMorgan Small Cap Value Fund, Class R6 Shares	30,950,506	7,592,516	—	1,683,622	408,894	1,331,917	37,333,630
JPMorgan U.S. Equity Fund, Class R6 Shares	205,364,611	109,992,935	—	19,488,471	3,504,465	21,200,650	314,193,640
JPMorgan Value Advantage Fund, Institutional Class Shares	203,443,551	96,486,162	—	5,808,289	3,177,877	10,181,602	306,058,943

Total	$2,976,875,843			$86,625,210	$59,172,475		$4,289,344,764

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$111,224,857	$103,457,290	$22,900,000	$(276,756)	$3,430,978	16,282,555	$189,854,594
JPMorgan Corporate Bond Fund, Class R6 Shares	15,629,338	24,873,468	—	31,016	842,452	4,012,685	39,203,934
JPMorgan Disciplined Equity Fund, Class R6 Shares	239,202,751	224,171,790	—	16,620,389	4,051,401	19,308,838	466,501,536
JPMorgan Emerging Economies Fund, Class R5 Shares	55,150,659	23,216,301	31,000,000	(2,642,120)	1,316,301	3,278,898	41,412,476
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	15,027,577	40,712,992	28,800,000	(1,700,957)	1,612,992	2,928,698	23,371,012
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	69,387,283	23,948,352	30,000,000	(1,739,594)	1,048,352	2,509,771	55,967,888
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	5,419,656	5,525	—	—	5,525	553,093	4,546,425
JPMorgan Growth Advantage Fund, Class R5 Shares	106,359,207	11,500,000	97,040,473	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	146,727,284	—	4,936,811	—	11,288,012	183,655,962

108	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2045 Fund (continued)
JPMorgan High Yield Fund, Class R6 Shares	$59,674,408	$55,884,965	$35,700,000	$(98,286)	$3,850,416	9,756,040	$73,755,659
JPMorgan International Equity Fund, Class R6 Shares	102,065,788	53,058,279	—	—	2,558,279	9,569,299	152,343,240
JPMorgan International Opportunities Fund, Class R6 Shares	102,324,159	38,393,887	—	—	2,893,887	8,850,658	134,352,988
JPMorgan International Realty Fund, Class R5 Shares	6,529,589	—	6,523,597	1,125,037	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	101,970,129	70,682,158	—	6,227,065	1,805,093	4,558,130	175,077,777
JPMorgan Intrepid International Fund, Institutional Class Shares	74,675,483	74,590,182	—	—	1,790,182	7,163,302	147,062,595
JPMorgan Mid Cap Equity Fund, Class R6 Shares	58,541,461	24,571,163	—	2,995,894	275,269	1,846,942	87,711,277
JPMorgan Prime Money Market Fund, Institutional Class Shares	26,563,887	717,165,959	709,806,361	—	14,608	33,923,485	33,923,485
JPMorgan Realty Income Fund, Class R5 Shares	84,298,746	63,534,614	3,000,000	2,724,858	1,999,307	10,927,357	142,602,009
JPMorgan Small Cap Equity Fund, Class R5 Shares	16,173,420	13,381,285	—	1,761,575	119,710	581,449	29,322,470
JPMorgan Small Cap Growth Fund, Class R6 Shares	16,109,706	3,877,863	—	1,377,863	—	1,331,797	21,322,062
JPMorgan Small Cap Value Fund, Class R6 Shares	17,124,640	6,786,956	—	1,040,805	246,152	823,383	23,079,425
JPMorgan U.S. Equity Fund, Class R6 Shares	102,138,778	70,812,658	—	10,644,756	1,867,902	11,584,040	171,675,472
JPMorgan Value Advantage Fund, Institutional Class Shares	110,418,451	56,672,398	—	3,020,049	1,652,351	5,665,364	170,300,840

Total	$1,496,009,973			$46,048,405	$31,381,157		$2,367,043,126

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$87,627,980	$78,440,744	$19,300,000	$(342,444)	$2,642,584	12,452,251	$145,193,247
JPMorgan Corporate Bond Fund, Class R6 Shares	11,982,182	23,175,506	—	23,779	651,727	3,489,238	34,089,859
JPMorgan Disciplined Equity Fund, Class R6 Shares	191,734,426	173,096,645	—	12,894,644	3,202,001	15,215,224	367,599,802
JPMorgan Emerging Economies Fund, Class R5 Shares	44,229,823	14,915,505	26,500,000	(2,448,068)	1,015,505	2,217,315	28,004,684
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	11,881,770	34,174,153	25,000,000	(1,460,025)	1,274,153	2,281,952	18,209,980
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	51,988,981	27,935,856	23,700,000	(1,350,070)	835,856	2,267,168	50,557,845
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	4,298,754	4,382	—	—	4,382	438,701	3,606,126
JPMorgan Growth Advantage Fund, Class R5 Shares	83,032,184	6,500,000	71,741,097	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	113,790,058	—	4,048,961	—	8,853,173	144,041,117

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2050 Fund (continued)
JPMorgan High Yield Fund, Class R6 Shares	$45,736,248	$45,004,388	$27,600,000	$(100,042)	$3,032,009	7,730,160	$58,440,010
JPMorgan International Equity Fund, Class R6 Shares	81,061,121	38,698,255	—	—	1,998,255	7,374,103	117,395,718
JPMorgan International Opportunities Fund, Class R6 Shares	79,809,801	29,741,231	—	—	2,241,231	6,880,913	104,452,263
JPMorgan International Realty Fund, Class R5 Shares	4,271,868	—	4,267,948	844,831	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	79,644,548	56,854,426	—	4,739,795	1,414,631	3,604,804	138,460,512
JPMorgan Intrepid International Fund, Institutional Class Shares	53,579,442	68,201,577	—	—	1,401,577	5,848,931	120,078,560
JPMorgan Mid Cap Equity Fund, Class R6 Shares	44,207,425	21,788,481	—	2,370,759	217,722	1,463,099	69,482,570
JPMorgan Prime Money Market Fund, Institutional Class Shares	20,260,716	579,750,527	574,796,659	—	11,817	25,214,584	25,214,584
JPMorgan Realty Income Fund, Class R5 Shares	65,589,314	51,195,838	3,000,000	2,120,769	1,570,593	8,586,783	112,057,520
JPMorgan Small Cap Equity Fund, Class R5 Shares	11,051,643	12,424,313	—	1,333,681	90,632	463,799	23,389,366
JPMorgan Small Cap Growth Fund, Class R6 Shares	13,813,262	3,717,503	—	1,217,503	—	1,176,798	18,840,531
JPMorgan Small Cap Value Fund, Class R6 Shares	14,577,121	4,349,119	—	667,190	181,929	652,409	18,287,028
JPMorgan U.S. Equity Fund, Class R6 Shares	79,125,168	54,651,075	—	8,294,014	1,457,061	8,974,716	133,005,287
JPMorgan Value Advantage Fund, Institutional Class Shares	77,155,628	55,153,286	—	2,361,333	1,291,952	4,469,836	134,363,272

Total	$1,156,659,405			$35,216,610	$24,535,617		$1,864,769,881

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$4,785,913	$23,862,705	$2,100,000	$5,158	$399,169	2,250,555	$26,241,476
JPMorgan Corporate Bond Fund, Class R6 Shares	461,609	5,561,060	—	3,193	97,868	598,293	5,845,320
JPMorgan Disciplined Equity Fund, Class R6 Shares	24,353,634	43,316,441	3,600,000	1,924,473	498,031	2,666,352	64,419,059
JPMorgan Emerging Economies Fund, Class R5 Shares	4,746,086	6,346,703	5,200,000	(363,014)	141,703	416,300	5,257,868
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,226,402	5,020,522	2,900,000	(163,544)	170,522	374,242	2,986,451
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	5,927,914	5,721,570	2,300,000	(157,582)	116,570	383,876	8,560,429
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	441,090	400,879	—	—	879	87,982	723,213
JPMorgan Growth Advantage Fund, Class R5 Shares	9,596,810	1,795,000	10,464,690	—	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	22,533,265	—	543,576	—	1,566,357	25,484,633

110	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement 2055 Fund (continued)
JPMorgan High Yield Fund, Class R6 Shares	$5,008,720	$9,635,935	$3,860,000	$(44,362)	$441,985	1,337,732	$10,113,255
JPMorgan International Equity Fund, Class R6 Shares	7,930,485	13,281,720	—	—	336,720	1,321,422	21,037,037
JPMorgan International Opportunities Fund, Class R6 Shares	7,785,202	12,206,055	—	—	306,055	1,286,434	19,528,075
JPMorgan International Realty Fund, Class R5 Shares	502,055	—	501,595	47,911	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	9,669,814	14,837,271	—	672,366	194,905	643,315	24,709,734
JPMorgan Intrepid International Fund, Institutional Class Shares	9,517,720	12,656,798	1,050,000	(13,667)	191,798	1,025,046	21,044,197
JPMorgan Mid Cap Equity Fund, Class R6 Shares	4,759,382	7,666,697	—	334,140	32,558	272,738	12,952,342
JPMorgan Prime Money Market Fund, Institutional Class Shares	546,490	120,626,604	113,855,529	—	1,951	7,317,565	7,317,565
JPMorgan Realty Income Fund, Class R5 Shares	7,272,848	13,840,761	300,000	290,974	226,895	1,543,156	20,138,181
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,728,870	1,691,151	1,000,000	231,106	13,436	66,827	3,370,071
JPMorgan Small Cap Growth Fund, Class R6 Shares	1,545,335	2,182,436	—	132,436	—	244,981	3,922,139
JPMorgan Small Cap Value Fund, Class R6 Shares	1,371,730	1,874,584	—	97,739	26,845	115,431	3,235,532
JPMorgan U.S. Equity Fund, Class R6 Shares	9,192,629	14,703,908	—	1,143,001	220,906	1,597,791	23,679,255
JPMorgan Value Advantage Fund, Institutional Class Shares	9,549,912	13,709,878	—	326,254	183,623	783,527	23,552,824

Total	$128,920,650			$5,010,158	$3,602,419		$334,118,656

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

G. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of Underlying Funds are waived as described in Note 3.F.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated Undistributed (distributions in excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
JPMorgan SmartRetirement Income Fund	$—	$11,182,214	$(11,182,214)
JPMorgan SmartRetirement 2015 Fund	—	15,189,784	(15,189,784)
JPMorgan SmartRetirement 2020 Fund	(3)	37,877,401	(37,877,398)
JPMorgan SmartRetirement 2025 Fund	—	36,427,610	(36,427,610)
JPMorgan SmartRetirement 2030 Fund	—	43,005,923	(43,005,923)
JPMorgan SmartRetirement 2035 Fund	—	30,127,433	(30,127,433)
JPMorgan SmartRetirement 2040 Fund	(2)	34,358,600	(34,358,598)
JPMorgan SmartRetirement 2045 Fund	—	17,985,203	(17,985,203)
JPMorgan SmartRetirement 2050 Fund	—	13,921,982	(13,921,982)
JPMorgan SmartRetirement 2055 Fund	—	1,746,518	(1,746,518)

The reclassifications for the Funds relate primarily to investments in regulated investments companies and foreign currency gain/loss.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and receives no compensation for performing such services, although the Adviser and its affiliates receive investment advisory fees from the Underlying Funds.

The Adviser reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

JPMorgan Chase Bank, N.A (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (other than transfer agency and sub-transfer agency expenses), the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
JPMorgan SmartRetirement Income Fund	$11,777	$146
JPMorgan SmartRetirement 2015 Fund	14,324	33
JPMorgan SmartRetirement 2020 Fund	53,525	1,724
JPMorgan SmartRetirement 2025 Fund	65,529	54
JPMorgan SmartRetirement 2030 Fund	72,078	761
JPMorgan SmartRetirement 2035 Fund	48,047	394
JPMorgan SmartRetirement 2040 Fund	53,359	338
JPMorgan SmartRetirement 2045 Fund	35,099	134
JPMorgan SmartRetirement 2050 Fund	35,624	178
JPMorgan SmartRetirement 2055 Fund	5,891	3

112	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. As part of its Administration Agreement, the Administrator pays fees and certain expenses for custody and fund accounting.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R6	Institutional Class	Select Class
JPMorgan SmartRetirement Income Fund	0.27%	0.92%	0.52%	0.00%	0.04%	0.17%
JPMorgan SmartRetirement 2015 Fund	0.28	0.93	0.53	0.00	0.05	0.18
JPMorgan SmartRetirement 2020 Fund	0.28	0.93	0.53	0.00	0.05	0.18
JPMorgan SmartRetirement 2025 Fund	0.29	0.94	0.54	0.00	0.05	0.19
JPMorgan SmartRetirement 2030 Fund	0.29	0.94	0.54	0.00	0.05	0.19
JPMorgan SmartRetirement 2035 Fund	0.29	0.94	0.54	0.00	0.05	0.19
JPMorgan SmartRetirement 2040 Fund	0.29	0.94	0.54	0.00	0.05	0.19
JPMorgan SmartRetirement 2045 Fund	0.29	0.94	0.54	0.00	0.05	0.19
JPMorgan SmartRetirement 2050 Fund	0.29	0.94	0.54	0.00	0.05	0.19
JPMorgan SmartRetirement 2055 Fund	0.29	0.94	0.54	0.00	0.05	0.19

Prior to November 1, 2014, the contractual expense limitations for the Institutional Class Shares for SmartRetirement Income Fund, SmartRetirement 2015 Fund, SmartRetirement 2020 Fund, SmartRetirement 2025, SmartRetirement 2030 Fund, SmartRetirement 2035 Fund, SmartRetirement 2040, SmartRetirement 2045 Fund, SmartRetirement 2050 and SmartRetirement 2055 Fund were 0.02%, 0.03%, 0.03%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04%, 0.04% and 0.04%, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2015 and are in place until at least October 31, 2015.

The Underlying Funds may impose separate shareholder service fees. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.25% for Class A, Class C, Class R2 and Select Class Shares and up to 0.10% with respect to Institutional Class Shares.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
JPMorgan SmartRetirement Income Fund	$2,867,934	$954,458
JPMorgan SmartRetirement 2015 Fund	3,480,107	373,400
JPMorgan SmartRetirement 2020 Fund	7,473,262	719,830
JPMorgan SmartRetirement 2025 Fund	6,297,051	447,769
JPMorgan SmartRetirement 2030 Fund	7,621,686	842,241
JPMorgan SmartRetirement 2035 Fund	4,983,521	854,710
JPMorgan SmartRetirement 2040 Fund	5,564,722	1,459,869
JPMorgan SmartRetirement 2045 Fund	3,016,327	1,260,568

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
JPMorgan SmartRetirement 2050 Fund	$2,482,821	$1,730,597
JPMorgan SmartRetirement 2055 Fund	350,797	295,817

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
JPMorgan SmartRetirement Income Fund	$470,129,471	$154,758,727	$7,309,809	$6,044,764
JPMorgan SmartRetirement 2015 Fund	733,806,887	251,057,890	9,689,627	6,899,730
JPMorgan SmartRetirement 2020 Fund	2,100,490,163	394,341,630	22,250,003	19,019,257
JPMorgan SmartRetirement 2025 Fund	2,031,337,971	319,364,938	25,697,044	19,349,244
JPMorgan SmartRetirement 2030 Fund	2,235,987,192	456,236,774	46,273,734	30,333,815
JPMorgan SmartRetirement 2035 Fund	1,644,652,678	292,137,287	30,336,450	17,894,301
JPMorgan SmartRetirement 2040 Fund	1,630,920,459	312.768,154	31,042,881	21,764,150
JPMorgan SmartRetirement 2045 Fund	1,033,818,937	157,923,597	17,495,439	9,674,622
JPMorgan SmartRetirement 2050 Fund	842,071,245	129,367,948	13,697,747	7,759,697
JPMorgan SmartRetirement 2055 Fund	222,380,651	22,811,595	2,089,232	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$1,921,885,098	$168,733,485	$25,809,285	$142,924,200
JPMorgan SmartRetirement 2015 Fund	2,489,904,876	217,307,469	32,804,310	184,503,159
JPMorgan SmartRetirement 2020 Fund	5,576,282,380	536,200,668	71,303,414	464,897,254
JPMorgan SmartRetirement 2025 Fund	4,850,111,752	406,350,590	52,639,598	353,710,992
JPMorgan SmartRetirement 2030 Fund	5,422,899,755	629,124,335	48,144,177	580,980,158
JPMorgan SmartRetirement 2035 Fund	3,699,943,213	349,044,126	33,874,840	315,169,286
JPMorgan SmartRetirement 2040 Fund	3,856,295,586	501,957,487	33,148,883	468,808,604
JPMorgan SmartRetirement 2045 Fund	2,217,833,182	190,817,891	22,482,582	168,335,309
JPMorgan SmartRetirement 2050 Fund	1,736,329,878	160,672,182	16,601,449	144,070,733
JPMorgan SmartRetirement 2055 Fund	328,522,179	12,293,459	4,008,416	8,285,043

For all of the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.

114	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

The tax character of distributions paid during the year ended June 30, 2015 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$48,522,929	$—	$48,522,929
JPMorgan SmartRetirement 2015 Fund	63,094,509	7,131,823	70,226,332
JPMorgan SmartRetirement 2020 Fund	146,844,981	54,033,210	200,878,191
JPMorgan SmartRetirement 2025 Fund	120,980,749	45,045,457	166,026,206
JPMorgan SmartRetirement 2030 Fund	141,587,817	62,450,395	204,038,212
JPMorgan SmartRetirement 2035 Fund	91,374,412	38,451,184	129,825,596
JPMorgan SmartRetirement 2040 Fund	99,967,271	46,700,471	146,667,742
JPMorgan SmartRetirement 2045 Fund	52,650,609	21,656,376	74,306,985
JPMorgan SmartRetirement 2050 Fund	40,634,763	17,343,803	57,978,566
JPMorgan SmartRetirement 2055 Fund	5,726,874	941,850	6,668,724

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2014 was as follows:

	Ordinary Income*	Net Long Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Income Fund	$26,839,694	$—	$26,839,694
JPMorgan SmartRetirement 2015 Fund	47,853,620	—	47,853,620
JPMorgan SmartRetirement 2020 Fund	101,262,455	9,667,266	110,929,721
JPMorgan SmartRetirement 2025 Fund	89,502,139	19,791,710	109,293,849
JPMorgan SmartRetirement 2030 Fund	99,888,111	28,300,786	128,188,897
JPMorgan SmartRetirement 2035 Fund	69,278,603	17,907,065	87,185,668
JPMorgan SmartRetirement 2040 Fund	70,376,365	20,509,528	90,885,893
JPMorgan SmartRetirement 2045 Fund	36,833,174	8,864,234	45,697,408
JPMorgan SmartRetirement 2050 Fund	30,142,636	7,819,978	37,962,614
JPMorgan SmartRetirement 2055 Fund	1,669,364	27,541	1,696,905

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Income Fund	$213,823	$7,443,556	$142,479,832
JPMorgan SmartRetirement 2015 Fund	1,209,341	22,943,651	183,908,512
JPMorgan SmartRetirement 2020 Fund	5,024,941	62,244,431	463,535,466
JPMorgan SmartRetirement 2025 Fund	2,765,306	59,840,314	352,476,441
JPMorgan SmartRetirement 2030 Fund	3,552,006	71,804,593	578,465,425
JPMorgan SmartRetirement 2035 Fund	713,658	51,930,434	313,506,311
JPMorgan SmartRetirement 2040 Fund	2,209,542	57,897,255	467,004,679
JPMorgan SmartRetirement 2045 Fund	574,067	32,384,088	167,338,446
JPMorgan SmartRetirement 2050 Fund	453,738	25,064,347	143,284,303
JPMorgan SmartRetirement 2055 Fund	263,632	3,381,606	8,145,127

For the Funds, the cumulative timing differences primarily consist of late year specified ordinary loss deferrals, wash sale loss deferrals, mark to market of futures contracts and distributions payable.

During the period ended June 30, 2015, the following Fund utilized capital loss carryforwards as follows:

JPMorgan SmartRetirement Income Fund	$8,722,394

As of June 30, 2015, the Funds did not have any pre-enactment or post-enactment net capital loss carryforwards.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2015, the Funds deferred to July 1, 2015 specified ordinary losses of:

Specified Ordinary Loss
JPMorgan SmartRetirement Income Fund	$806,823
JPMorgan SmartRetirement 2015 Fund	951,659
JPMorgan SmartRetirement 2020 Fund	2,101,245
JPMorgan SmartRetirement 2025 Fund	2,376,088
JPMorgan SmartRetirement 2030 Fund	4,172,354
JPMorgan SmartRetirement 2035 Fund	2,624,138
JPMorgan SmartRetirement 2040 Fund	2,883,684
JPMorgan SmartRetirement 2045 Fund	1,512,187
JPMorgan SmartRetirement 2050 Fund	1,255,822
JPMorgan SmartRetirement 2055 Fund	232,945

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities; equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds each have a shareholder or shareholders, which are accounts maintained by a financial intermediary on behalf of its clients, that own a significant portion of the Funds’ outstanding shares.

116	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Commodities Strategy Fund	18%
JPMorgan Core Bond Fund	23
JPMorgan Corporate Bond Fund	84
JPMorgan Disciplined Equity Fund	71
JPMorgan Emerging Economies Fund	54
JPMorgan Emerging Markets Debt Fund	43
JPMorgan Emerging Markets Equity Fund	32
JPMorgan Emerging Markets Local Currency Debt Fund	34
JPMorgan Growth Advantage Fund	41
JPMorgan High Yield Fund	14
JPMorgan Inflation Managed Bond Fund	19
JPMorgan International Equity Fund	60
JPMorgan International Opportunities Fund	73
JPMorgan Intrepid America Fund	53
JPMorgan Intrepid International Fund	84
JPMorgan Mid Cap Equity Fund	33
JPMorgan Real Return Fund	81
JPMorgan Realty Income Fund	75
JPMorgan Small Cap Growth Fund	23
JPMorgan Small Cap Value Fund	14
JPMorgan U.S. Equity Fund	15
JPMorgan Value Advantage Fund	17

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

8. Business Combinations

On February 12, 2014, the Board of Trustees of the Trust approved the Plan of Reorganization of JPMorgan SmartRetirement 2010 Fund (the “Target Fund”) into JPMorgan SmartRetirement Income Fund (the “Acquiring Fund”). The purpose of the transaction was to combine two portfolios with comparable investment objectives and strategies. The reorganization was effective after the close of business on June 20, 2014. The Acquiring Fund acquired all of the assets and liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, Class A, Class C, Class R2, Institutional Class and Select Class shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on the date of the reorganization. The investment portfolio of the Target Fund, with a fair value of approximately $466,554,556 and identified cost of approximately $395,749,667 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. As of June 20, 2014, the Target Fund had pre-enactment net capital loss carryforwards of approximately $7,948,000.

The following is a summary of Shares Outstanding, Net Assets, Net Asset Value Per Share and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Target Fund
JPMorgan SmartRetirement 2010 Fund				$70,804,889
Class A	11,912,430	$204,558,357	$17.17
Class C	667,226	11,403,115	17.09
Class R2	1,892,567	32,432,978	17.14
Institutional Class	8,277,955	142,465,906	17.21
Select Class	6,361,587	109,312,078	17.18

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)
Acquiring Fund
JPMorgan SmartRetirement Income Fund				$111,303,198
Class A	18,444,444	$326,977,499	$17.73
Class C	537,585	9,494,913	17.66
Class R2	3,380,200	59,806,222	17.69
Institutional Class	36,175,254	643,239,263	17.78
Select Class	10,691,798	189,828,350	17.75

Post Reorganization
JPMorgan SmartRetirement Income Fund				182,108,087
Class A	29,983,328	531,535,856	17.73
Class C	1,183,206	20,898,028	17.66
Class R2	5,213,283	92,239,200	17.69
Institutional Class	44,187,430	785,705,169	17.78
Select Class	16,848,613	299,140,428	17.75

Expenses related to reorganization were incurred by the Acquiring Fund. The Adviser, the Administrator and the Distributor waived their fees and/or reimbursed the Fund in an amount sufficient to offset costs incurred by the Fund relating to the reorganization, excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the reorganization.

118	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Income Fund, JPMorgan SmartRetirement 2015 Fund, JPMorgan SmartRetirement 2020 Fund, JPMorgan SmartRetirement 2025 Fund, JPMorgan SmartRetirement 2030 Fund, JPMorgan SmartRetirement 2035 Fund, JPMorgan SmartRetirement 2040 Fund, JPMorgan SmartRetirement 2045 Fund, JPMorgan SmartRetirement 2050 Fund and JPMorgan SmartRetirement 2055 Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	119

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present), Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

120	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	121

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

122	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,011.00	$1.35	0.27%
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class C
Actual	1,000.00	1,008.00	4.58	0.92
Hypothetical	1,000.00	1,020.23	4.61	0.92
Class R2
Actual	1,000.00	1,010.40	2.59	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class R6
Actual	1,000.00	1,012.90	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00
Institutional Class
Actual	1,000.00	1,012.70	0.20	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
Select Class
Actual	1,000.00	1,012.10	0.85	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	1,013.10	1.40	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	1,009.40	4.63	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	123

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2015 Fund (continued)
Class R2
Actual	$1,000.00	$1,011.80	$2.64	0.53%
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R6
Actual	1,000.00	1,014.40	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00
Institutional Class
Actual	1,000.00	1,014.20	0.25	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
Select Class
Actual	1,000.00	1,013.50	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2020 Fund
Class A
Actual	1,000.00	1,016.70	1.40	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
Class C
Actual	1,000.00	1,013.20	4.64	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R2
Actual	1,000.00	1,015.60	2.65	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R6
Actual	1,000.00	1,018.60	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00
Institutional Class
Actual	1,000.00	1,017.80	0.25	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
Select Class
Actual	1,000.00	1,017.10	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,018.40	1.45	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,015.40	4.70	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,017.80	2.70	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,020.30	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00
Institutional Class
Actual	1,000.00	1,020.10	0.25	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
Select Class
Actual	1,000.00	1,019.40	0.95	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

124	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2030 Fund
Class A
Actual	$1,000.00	$1,020.40	$1.45	0.29%
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,017.50	4.70	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,019.30	2.70	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,021.70	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00
Institutional Class
Actual	1,000.00	1,021.50	0.25	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
Select Class
Actual	1,000.00	1,020.80	0.95	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,022.10	1.45	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,019.30	4.71	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,020.90	2.71	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,023.30	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00
Institutional Class
Actual	1,000.00	1,023.70	0.25	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
Select Class
Actual	1,000.00	1,023.00	0.95	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2040 Fund
Class A
Actual	1,000.00	1,023.90	1.46	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,021.00	4.71	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,022.40	2.71	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,025.70	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00
Institutional Class
Actual	1,000.00	1,025.40	0.25	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	125

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2040 Fund (continued)
Select Class
Actual	$1,000.00	$1,024.30	$0.95	0.19%
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2045 Fund
Class A
Actual	1,000.00	1,024.50	1.46	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,020.80	4.71	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,023.40	2.71	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,025.30	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00
Institutional Class
Actual	1,000.00	1,025.60	0.25	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
Select Class
Actual	1,000.00	1,024.90	0.95	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2050 Fund
Class A
Actual	1,000.00	1,024.00	1.46	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,020.80	4.71	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,022.90	2.71	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,025.80	0.00	0.00
Hypothetical	1,000.00	1,024.79	0.00	0.00
Institutional Class
Actual	1,000.00	1,025.60	0.25	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
Select Class
Actual	1,000.00	1,024.90	0.95	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

SmartRetirement 2055 Fund
Class A
Actual	1,000.00	1,023.90	1.46	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Class C
Actual	1,000.00	1,020.80	4.71	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,022.30	2.71	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54

126	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
SmartRetirement 2055 Fund (continued)
Class R6
Actual	$1,000.00	$1,025.20	$0.00	0.00%
Hypothetical	1,000.00	1,024.79	0.00	0.00
Institutional Class
Actual	1,000.00	1,024.90	0.25	0.05
Hypothetical	1,000.00	1,024.55	0.25	0.05
Select Class
Actual	1,000.00	1,024.30	0.95	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT FUNDS	127

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

Each fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividends received deductions for corporate shareholders for the fiscal year ended June 30, 2015:

Dividends Received Deduction
JPMorgan SmartRetirement Income Fund	11.90%
JPMorgan SmartRetirement 2015 Fund	5.22
JPMorgan SmartRetirement 2020 Fund	6.63
JPMorgan SmartRetirement 2025 Fund	18.09
JPMorgan SmartRetirement 2030 Fund	19.31
JPMorgan SmartRetirement 2035 Fund	21.15
JPMorgan SmartRetirement 2040 Fund	21.76
JPMorgan SmartRetirement 2045 Fund	22.06
JPMorgan SmartRetirement 2050 Fund	22.21
JPMorgan SmartRetirement 2055 Fund	23.18

Long Term Capital Gain Notice

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Income Fund	$—
JPMorgan SmartRetirement 2015 Fund	7,131,823
JPMorgan SmartRetirement 2020 Fund	54,033,210
JPMorgan SmartRetirement 2025 Fund	45,045,457
JPMorgan SmartRetirement 2030 Fund	62,450,395
JPMorgan SmartRetirement 2035 Fund	38,451,184
JPMorgan SmartRetirement 2040 Fund	46,700,471
JPMorgan SmartRetirement 2045 Fund	21,656,376
JPMorgan SmartRetirement 2050 Fund	17,343,803
JPMorgan SmartRetirement 2055 Fund	941,850

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015:

Qualified Dividend Income
JPMorgan SmartRetirement Income Fund	$13,527,427
JPMorgan SmartRetirement 2015 Fund	14,103,683
JPMorgan SmartRetirement 2020 Fund	35,928,881
JPMorgan SmartRetirement 2025 Fund	41,017,087
JPMorgan SmartRetirement 2030 Fund	49,724,867
JPMorgan SmartRetirement 2035 Fund	32,916,855
JPMorgan SmartRetirement 2040 Fund	35,893,368
JPMorgan SmartRetirement 2045 Fund	18,871,710
JPMorgan SmartRetirement 2050 Fund	14,911,917
JPMorgan SmartRetirement 2055 Fund	2,120,018

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2015, the Funds intend to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2015 will be disclosed in the semi-annual report for the period ended December 31, 2015.

128	JPMORGAN SMARTRETIREMENT FUNDS	JUNE 30, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-SR-615

Annual Report

JPMorgan SmartRetirement® Blend Funds

June 30, 2015

JPMorgan SmartRetirement® Blend Income Fund

JPMorgan SmartRetirement® Blend 2015 Fund

JPMorgan SmartRetirement® Blend 2020 Fund

JPMorgan SmartRetirement® Blend 2025 Fund

JPMorgan SmartRetirement® Blend 2030 Fund

JPMorgan SmartRetirement® Blend 2035 Fund

JPMorgan SmartRetirement® Blend 2040 Fund

JPMorgan SmartRetirement® Blend 2045 Fund

JPMorgan SmartRetirement® Blend 2050 Fund

JPMorgan SmartRetirement® Blend 2055 Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

Dear Shareholder:

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment – though not reflected in wage growth – drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015,

for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement® Blend Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of June 30, 2015
JPMorgan SmartRetirement® Blend Income Fund	0.99%	1.86%	S&P Target Date Retirement Income Index	$48,895,397

JPMorgan SmartRetirement® Blend 2015 Fund	1.26%	2.38%	S&P Target Date 2015 Index	$59,576,926

JPMorgan SmartRetirement® Blend 2020 Fund	2.00%	2.57%	S&P Target Date 2020 Index	$148,538,343

JPMorgan SmartRetirement® Blend 2025 Fund	2.17%	2.48%	S&P Target Date 2025 Index	$128,968,022

JPMorgan SmartRetirement® Blend 2030 Fund	2.36%	2.58%	S&P Target Date 2030 Index	$143,385,806

JPMorgan SmartRetirement® Blend 2035 Fund	2.43%	2.68%	S&P Target Date 2035 Index	$95,654,290

JPMorgan SmartRetirement® Blend 2040 Fund	2.48%	2.71%	S&P Target Date 2040 Index	$90,205,331

JPMorgan SmartRetirement® Blend 2045 Fund	2.48%	2.73%	S&P Target Date 2045 Index	$50,216,143

JPMorgan SmartRetirement® Blend 2050 Fund	2.43%	2.79%	S&P Target Date 2050 Index	$32,313,954

JPMorgan SmartRetirement® Blend 2055 Fund	2.52%	2.77%	S&P Target Date 2055+ Index	$11,074,824

*	Returns for all Funds are based on Class R6 Shares. The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	3

JPMorgan SmartRetirement Blend Funds

FUND FACTS

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement® Blend Income Fund
Fixed Income	51.6%
U.S. Equity	24.9
Money Market	11.4
International Equity	9.5
Alternative Assets	2.6
U.S. Treasury Obligation	0.0 (a)

JPMorgan SmartRetirement® Blend 2015 Fund
Fixed Income	51.4%
U.S. Equity	26.3
International Equity	10.4
Money Market	8.8
Alternative Assets	3.0
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2020 Fund
Fixed Income	44.7%
U.S. Equity	33.8
International Equity	15.2
Alternative Assets	4.0
Money Market	2.2
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2025 Fund
U.S. Equity	40.7%
Fixed Income	34.8
International Equity	18.0
Alternative Assets	4.5
Money Market	1.9
U.S Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2030 Fund
U.S. Equity	46.5%
Fixed Income	25.6
International Equity	21.1
Alternative Assets	5.0
Money Market	1.7
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2035 Fund
U.S. Equity	50.5%
International Equity	23.5
Fixed Income	18.5
Alternative Assets	5.4
Money Market	2.0
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2040 Fund
U.S. Equity	53.6%
International Equity	25.5
Fixed Income	12.8
Alternative Assets	5.9
Money Market	2.1
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2045 Fund
U.S. Equity	53.7%
International Equity	25.3
Fixed Income	12.8
Alternative Assets	5.9
Money Market	2.2
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2050 Fund
U.S. Equity	53.8%
International Equity	25.6
Fixed Income	12.7
Alternative Assets	5.9
Money Market	1.9
U.S. Treasury Obligation	0.1

JPMorgan SmartRetirement® Blend 2055 Fund
U.S. Equity	54.3%
International Equity	25.5
Fixed Income	12.8
Alternative Assets	5.9
Money Market	1.3
U.S. Treasury Obligation	0.2

*	The percentages indicated are based on total investments as of June 30, 2015. Each Fund’s portfolio composition is subject to change.
(a)	Rounds to less than 0.1%

4	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement® Blend Funds

FUNDS COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement® Blend Income Fund seeks current income and some capital appreciation. The JPMorgan SmartRetirement® Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes its target retirement date. The remaining JPMorgan SmartRetirement® Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement dates.

HOW DID THE MARKET PERFORM?

U.S. equity markets performed strongly in the second half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at record highs in February, March and April but moved very little overall, remaining closer to flat than any other six month period since reliable recordkeeping began in 1928. Equities in the European Union and Japan came under pressure in late 2014 but benefitted from both central bank stimulus and attractive relative valuations in 2015.

In the latter half of 2014, demand for U.S. Treasury securities increased as economic uncertainty elsewhere drove investors to so-called safe havens. Treasury yields, which move in the opposite direction of prices, fell sharply for both the 10-year and 30-year bonds. Overall, U.S. corporate debt provided positive returns, though high-yield debt, also known as “junk bonds”, underperformed other fixed-income asset classes.

In the first six months of 2015, U.S. Treasury bonds continued to prove attractive to investors and high yield debt rebounded to outperform investment grade debt securities for the reporting period. Long-maturity debt securities, including U.S. Treasury bonds, were among the worst performers during the reporting period as investors sought to avoid the risk of holding long-term debt ahead of an anticipated increase in interest rates by the U.S. Federal Reserve.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

All ten JPMorgan SmartRetirement Blend Funds’ (the “Funds”) Class R6 Shares underperformed their respective S&P Target Date indexes for the twelve months ended June 30, 2015.

Relative to their respective S&P Target Date indexes, the Funds’ strategic asset allocation contributed to performance in the 2025-2055 Funds. Manager selection decisions detracted from performance, largely due to allocations to emerging markets equities. Finally, tactical asset allocation detracted from performance during the year, which was driven by an overweight in U.S. equities and an underweight in emerging markets equities relative to the Funds’ strategic allocation. Strategic asset allocation involves setting target allocations to various asset classes and periodically rebalancing the portfolio to those targets. Tactical asset allocation generally involves a more active trading approach and seeks to exploit shorter-term inefficiencies in markets.

HOW WERE THE FUNDS POSITIONED?

The Funds primarily invested in underlying J.P. Morgan funds and third-party exchange-traded funds to implement the asset allocation views of the Funds’ portfolio managers. The Funds’ portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement Blend portfolios. Relative to their respective S&P Target Date indexes, the Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that they believe have had historically lower correlations to the broader fixed income and equity markets.

*	The adviser seeks to achieve the Funds’ objectives. There can be no guarantee they will be achieved.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	5

JPMorgan SmartRetirement® Blend Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		0.53%	5.27%
With Sales Charge*		(3.99)	3.65
CLASS C SHARES	July 2, 2012
Without CDSC		(0.05)	4.64
With CDSC**		(1.05)	4.64
CLASS R2 SHARES	July 2, 2012	0.35	5.01
CLASS R5 SHARES	July 2, 2012	0.95	5.64
CLASS R6 SHARES	July 2, 2012	0.99	5.70
SELECT CLASS SHARES	July 2, 2012	0.77	5.44

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend Income Fund, the S&P Target Date Retirement Income Index and the Lipper Mixed-Asset Target Today Funds Average from July 2, 2012 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date Retirement Income Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Today Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date Retirement Income Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. Investors cannot directly invest in an index. The Lipper Mixed-Asset Target Today Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement® Blend 2015 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		0.86%	6.56%
With Sales Charge*		(3.66)	4.93
CLASS C SHARES	July 2, 2012
Without CDSC		0.26	5.92
With CDSC**		(0.74)	5.92
CLASS R2 SHARES	July 2, 2012	0.61	6.30
CLASS R5 SHARES	July 2, 2012	1.21	6.93
CLASS R6 SHARES	July 2, 2012	1.26	6.98
SELECT CLASS SHARES	July 2, 2012	0.97	6.71

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2015 Fund, the S&P Target Date 2015 Index and the Lipper Mixed-Asset Target 2015 Funds Index from July 2, 2012 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2015 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2015 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2015 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	7

JPMorgan SmartRetirement® Blend 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		1.54%	8.28%
With Sales Charge*		(3.03)	6.62
CLASS C SHARES	July 2, 2012
Without CDSC		0.94	7.65
With CDSC**		(0.06)	7.65
CLASS R2 SHARES	July 2, 2012	1.29	8.02
CLASS R5 SHARES	July 2, 2012	1.89	8.66
CLASS R6 SHARES	July 2, 2012	2.00	8.73
SELECT CLASS SHARES	July 2, 2012	1.71	8.47

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2020 Fund, the S&P Target Date 2020 Index and the Lipper Mixed-Asset Target 2020 Funds Index from July 2, 2012 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2020 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2020 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2020 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement® Blend 2025 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		1.77%	9.48%
With Sales Charge*		(2.83)	7.80
CLASS C SHARES	July 2, 2012
Without CDSC		1.17	8.82
With CDSC**		0.17	8.82
CLASS R2 SHARES	July 2, 2012	1.46	9.19
CLASS R5 SHARES	July 2, 2012	2.07	9.86
CLASS R6 SHARES	July 2, 2012	2.17	9.91
SELECT CLASS SHARES	July 2, 2012	1.89	9.64

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2025 Fund, the S&P Target Date 2025 Index and the Lipper Mixed-Asset Target 2025 Funds Index from July 2, 2012 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2025 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2025 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2025 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2025 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	9

JPMorgan SmartRetirement® Blend 2030 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		1.95%	10.53%
With Sales Charge*		(2.62)	8.84
CLASS C SHARES	July 2, 2012
Without CDSC		1.35	9.87
With CDSC**		0.35	9.87
CLASS R2 SHARES	July 2, 2012	1.65	10.25
CLASS R5 SHARES	July 2, 2012	2.26	10.90
CLASS R6 SHARES	July 2, 2012	2.36	10.97
SELECT CLASS SHARES	July 2, 2012	2.07	10.68

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2030 Fund, the S&P Target Date 2030 Index and the Lipper Mixed-Asset Target 2030 Funds Index from July 2, 2012 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2030 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2030 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S.

and international REITs, core fixed income, short term treasuries, Treasury Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2030 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement® Blend 2035 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		1.98%	11.34%
With Sales Charge*		(2.60)	9.64
CLASS C SHARES	July 2, 2012
Without CDSC		1.37	10.68
With CDSC**		0.37	10.68
CLASS R2 SHARES	July 2, 2012	1.72	11.07
CLASS R5 SHARES	July 2, 2012	2.33	11.75
CLASS R6 SHARES	July 2, 2012	2.43	11.80
SELECT CLASS SHARES	July 2, 2012	2.14	11.52

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2035 Fund, the S&P Target Date 2035 Index and the Lipper Mixed-Asset Target 2035 Funds Index from July 2, 2012 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2035 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2035 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2035 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2035 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	11

JPMorgan SmartRetirement® Blend 2040 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		2.08%	11.80%
With Sales Charge*		(2.50)	10.08
CLASS C SHARES	July 2, 2012
Without CDSC		1.47	11.13
With CDSC**		0.47	11.13
CLASS R2 SHARES	July 2, 2012	1.77	11.51
CLASS R5 SHARES	July 2, 2012	2.43	12.19
CLASS R6 SHARES	July 2, 2012	2.48	12.23
SELECT CLASS SHARES	July 2, 2012	2.24	11.96

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2040 Fund, the S&P Target Date 2040 Index and the Lipper Mixed-Asset Target 2040 Funds Index from July 2, 2012 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2040 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2040 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2040 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2040 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement® Blend 2045 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		2.08%	11.74%
With Sales Charge*		(2.52)	10.03
CLASS C SHARES	July 2, 2012
Without CDSC		1.47	11.08
With CDSC**		0.47	11.08
CLASS R2 SHARES	July 2, 2012	1.77	11.45
CLASS R5 SHARES	July 2, 2012	2.44	12.13
CLASS R6 SHARES	July 2, 2012	2.48	12.20
SELECT CLASS SHARES	July 2, 2012	2.19	11.90

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2045 Fund, the S&P Target Date 2045 Index and the Lipper Mixed-Asset Target 2045 Funds Index from July 2, 2012 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2045 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2045 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2045 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2045 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	13

JPMorgan SmartRetirement® Blend 2050 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		1.97%	11.74%
With Sales Charge*		(2.62)	10.03
CLASS C SHARES	July 2, 2012
Without CDSC		1.37	11.08
With CDSC**		0.37	11.08
CLASS R2 SHARES	July 2, 2012	1.78	11.47
CLASS R5 SHARES	July 2, 2012	2.38	12.14
CLASS R6 SHARES	July 2, 2012	2.43	12.20
SELECT CLASS SHARES	July 2, 2012	2.14	11.91

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2050 Fund, the S&P Target Date 2050 Index and the Lipper Mixed-Asset Target 2050 Funds Index from July 2, 2012 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2050 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2050 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2050 Index (the “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury

Inflation Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2050 Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement® Blend 2055 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		2.12%	11.62%
With Sales Charge*		(2.47)	9.91
CLASS C SHARES	July 2, 2012
Without CDSC		1.46	10.93
With CDSC**		0.46	10.93
CLASS R2 SHARES	July 2, 2012	1.87	11.33
CLASS R5 SHARES	July 2, 2012	2.48	12.01
CLASS R6 SHARES	July 2, 2012	2.52	12.05
SELECT CLASS SHARES	July 2, 2012	2.29	11.77

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 TO 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartRetirement Blend 2055 Fund, the S&P Target Date 2055+ Index and the Lipper Mixed-Asset Target 2055+ Funds Index from July 2, 2012 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P Target Date 2055+ Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target 2055+ Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The S&P Target Date 2055+ Index reflects exposure to various asset classes included in target date funds driven by a survey of such funds for the particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. and international REITs, core fixed income, short term treasuries, Treasury Inflation

Protected Securities, high yield corporate bonds and commodities and are represented by exchange traded funds (ETFs) in the Index calculation. The Index is reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. The Index is rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis. The Lipper Mixed-Asset Target 2055+ Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot directly invest in an index.

Class R6 Shares generally have a $15,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	15

JPMorgan SmartRetirement Blend Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 53.9%
	Fixed Income — 19.9%
11,022	iShares Barclays TIPS Bond ETF	1,235,015
78,141	iShares Core U.S. Aggregate Bond ETF	8,500,178

	Total Fixed Income	9,735,193

	International Equity — 9.0%
61,543	iShares MSCI EAFE ETF	3,907,365
6,629	iShares MSCI Emerging Markets ETF	262,641
5,293	SPDR S&P Global Natural Resources ETF	222,571

	Total International Equity	4,392,577

	U.S. Equity — 25.0%
6,338	iShares Russell 2000 ETF	791,363
6,818	iShares Russell Mid-Cap ETF	1,161,173
54,440	Vanguard S&P 500 ETF	10,280,450

	Total U.S. Equity	12,232,986

	Total Exchange Traded Funds (Cost $24,963,618)	26,360,756

Investment Companies — 46.6% (b)
	Alternative Assets — 2.6%
9,619	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	103,303
88,692	JPMorgan Realty Income Fund, Class R5 Shares	1,157,427

	Total Alternative Assets	1,260,730

	Fixed Income — 32.0%
596,735	JPMorgan Core Bond Fund, Class R6 Shares	6,957,931
156,833	JPMorgan Corporate Bond Fund, Class R6 Shares	1,532,258
114,740	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	915,626
28,976	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	238,181

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
120,329	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,176,816
327,379	JPMorgan High Yield Fund, Class R6 Shares	2,474,985
228,132	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,345,200

	Total Fixed Income	15,640,997

	International Equity — 0.5%
11,198	JPMorgan Emerging Economies Fund, Class R5 Shares	141,432
5,902	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	131,606

	Total International Equity	273,038

	Money Market — 11.5%
5,609,007	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	5,609,007

	Total Investment Companies (Cost $23,129,998)	22,783,772

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
25,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $25,020)	25,033

	Total Investments — 100.6% (Cost $48,118,636)	49,169,561
	Liabilities in Excess of Other Assets — (0.6)%	(274,164)

	NET ASSETS — 100.0%	$48,895,397

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	5 Year U.S. Treasury Note	09/30/15	USD	$357,773	$1,956

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement Blend 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 55.4%
	Fixed Income — 19.6%
11,239	iShares Barclays TIPS Bond ETF	1,259,330
95,600	iShares Core U.S. Aggregate Bond ETF	10,399,368

	Total Fixed Income	11,658,698

	International Equity — 9.4%
82,304	iShares MSCI EAFE ETF	5,225,481
5,733	iShares MSCI Emerging Markets ETF	227,142
3,986	SPDR S&P Global Natural Resources ETF	167,611

	Total International Equity	5,620,234

	U.S. Equity — 26.4%
8,372	iShares Russell 2000 ETF	1,045,328
9,349	iShares Russell Mid-Cap ETF	1,592,228
69,414	Vanguard S&P 500 ETF	13,108,140

	Total U.S. Equity	15,745,696

	Total Exchange Traded Funds (Cost $30,382,534)	33,024,628

Investment Companies — 45.0% (b)
	Alternative Assets — 3.0%
11,733	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	126,014
129,051	JPMorgan Realty Income Fund, Class R5 Shares	1,684,119

	Total Alternative Assets	1,810,133

	Fixed Income — 32.1%
735,592	JPMorgan Core Bond Fund, Class R6 Shares	8,576,997
191,269	JPMorgan Corporate Bond Fund, Class R6 Shares	1,868,700
152,733	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,218,812
37,468	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	307,983

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
137,421	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,343,973
409,242	JPMorgan High Yield Fund, Class R6 Shares	3,093,871
263,078	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,704,442

	Total Fixed Income	19,114,778

	International Equity — 1.0%
21,726	JPMorgan Emerging Economies Fund, Class R5 Shares	274,400
13,700	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	305,509

	Total International Equity	579,909

	Money Market — 8.9%
5,295,011	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	5,295,011

	Total Investment Companies (Cost $27,209,498)	26,799,831

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
25,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $25,020)	25,033

	Total Investments — 100.5% (Cost $57,617,052)	59,849,492
	Liabilities in Excess of Other Assets — (0.5)%	(272,566)

	NET ASSETS — 100.0%	$59,576,926

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	E-mini S&P 500	09/18/15	USD	$308,160	$(7,426)
	Short Futures Outstanding
(2)	5 Year U.S. Treasury Note	09/30/15	USD	(238,516)	(4)

					$(7,430)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	17

JPMorgan SmartRetirement Blend 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)
Exchange Traded Funds — 65.5%
	Fixed Income — 18.3%
9,175	iShares Barclays TIPS Bond ETF	1,028,059
239,793	iShares Core U.S. Aggregate Bond ETF	26,084,682

	Total Fixed Income	27,112,741

	International Equity — 13.3%
287,058	iShares MSCI EAFE ETF	18,225,312
39,125	iShares MSCI Emerging Markets ETF	1,550,133
601	SPDR S&P Global Natural Resources ETF	25,272

	Total International Equity	19,800,717

	U.S. Equity — 33.9%
31,050	iShares Russell 2000 ETF	3,876,903
31,652	iShares Russell Mid-Cap ETF	5,390,652
217,825	Vanguard S&P 500 ETF	41,134,073

	Total U.S. Equity	50,401,628

	Total Exchange Traded Funds (Cost $90,689,563)	97,315,086

Investment Companies — 34.7% (b)
	Alternative Assets — 4.0%
11,517	JPMorgan Commodities Strategy Fund, Class R6 Shares (a)	123,693
444,517	JPMorgan Realty Income Fund, Class R5 Shares	5,800,953

	Total Alternative Assets	5,924,646

	Fixed Income — 26.6%
1,788,895	JPMorgan Core Bond Fund, Class R6 Shares	20,858,510
510,518	JPMorgan Corporate Bond Fund, Class R6 Shares	4,987,765
325,990	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	2,601,399
77,496	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	637,019

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
118,454	JPMorgan Floating Rate Income Fund, Class R6 Shares	1,158,480
865,203	JPMorgan High Yield Fund, Class R6 Shares	6,540,937
252,643	JPMorgan Inflation Managed Bond Fund, Class R6 Shares	2,597,175

	Total Fixed Income	39,381,285

	International Equity — 1.9%
112,405	JPMorgan Emerging Economies Fund, Class R5 Shares	1,419,675
62,614	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,396,295

	Total International Equity	2,815,970

	Money Market — 2.2%
3,322,390	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	3,322,390

	Total Investment Companies (Cost $52,341,021)	51,444,291

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
175,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $175,139)	175,233

	Total Investments — 100.3% (Cost $143,205,723)	148,934,610
	Liabilities in Excess of Other Assets — (0.3)%	(396,267)

	NET ASSETS — 100.0%	$148,538,343

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
26	E-mini S&P 500	09/18/15	USD	$2,670,720	$(49,410)
	Short Futures Outstanding
(3)	5 Year U.S. Treasury Note	09/30/15	USD	(357,773)	(6)

					$(49,416)

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement Blend 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 71.5%
	Fixed Income — 15.2%
179,776	iShares Core U.S. Aggregate Bond ETF	19,556,033

	International Equity — 15.6%
288,716	iShares MSCI EAFE ETF	18,330,579
43,597	iShares MSCI Emerging Markets ETF	1,727,313

	Total International Equity	20,057,892

	U.S. Equity — 40.7%
32,748	iShares Russell 2000 ETF	4,088,915
32,146	iShares Russell Mid-Cap ETF	5,474,785
227,535	Vanguard S&P 500 ETF	42,967,710

	Total U.S. Equity	52,531,410

	Total Exchange Traded Funds (Cost $86,407,537)	92,145,335

Investment Companies — 28.5% (b)
	Alternative Assets — 4.5%
447,815	JPMorgan Realty Income Fund, Class R5 Shares	5,843,982

	Fixed Income — 19.6%
1,239,813	JPMorgan Core Bond Fund, Class R6 Shares	14,456,214
368,650	JPMorgan Corporate Bond Fund, Class R6 Shares	3,601,715
246,058	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,963,540
41,883	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	344,276
654,310	JPMorgan High Yield Fund, Class R6 Shares	4,946,582

	Total Fixed Income	25,312,327

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 2.5%
119,574	JPMorgan Emerging Economies Fund, Class R5 Shares	1,510,219
77,914	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,737,476

	Total International Equity	3,247,695

	Money Market — 1.9%
2,390,185	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	2,390,185

	Total Investment Companies (Cost $37,554,213)	36,794,189

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
145,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $145,117)	145,193

	Total Investments — 100.1% (Cost $124,106,867)	129,084,717
	Liabilities in Excess of Other Assets — (0.1)%	(116,695)

	NET ASSETS — 100.0%	$128,968,022

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	E-mini Russell 2000	09/18/15	USD	$375,120	$(10,806)
15	E-mini S&P 500	09/18/15	USD	1,540,800	(22,665)
	Short Futures Outstanding
(3)	5 Year U.S. Treasury Note	09/30/15	USD	(357,773)	(966)

					$(34,437)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	19

JPMorgan SmartRetirement Blend 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 75.3%
	Fixed Income — 10.7%
140,734	iShares Core U.S. Aggregate Bond ETF	15,309,044

	International Equity — 18.1%
365,442	iShares MSCI EAFE ETF	23,201,913
69,533	iShares MSCI Emerging Markets ETF	2,754,897

	Total International Equity	25,956,810

	U.S. Equity — 46.5%
39,728	iShares Russell 2000 ETF	4,960,438
42,069	iShares Russell Mid-Cap ETF	7,164,772
289,336	Vanguard S&P 500 ETF	54,638,210

	Total U.S. Equity	66,763,420

	Total Exchange Traded Funds (Cost $100,741,383)	108,029,274

Investment Companies — 24.7% (b)
	Alternative Assets — 5.0%
546,922	JPMorgan Realty Income Fund, Class R5 Shares	7,137,337

	Fixed Income — 15.0%
949,616	JPMorgan Core Bond Fund, Class R6 Shares	11,072,521
297,246	JPMorgan Corporate Bond Fund, Class R6 Shares	2,904,095
245,072	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,955,676
47,223	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	388,176
680,708	JPMorgan High Yield Fund, Class R6 Shares	5,146,155

	Total Fixed Income	21,466,623

SHARES	SECURITY DESCRIPTION	VALUE($)

	International Equity — 3.0%
158,567	JPMorgan Emerging Economies Fund, Class R5 Shares	2,002,705
102,516	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	2,286,107

	Total International Equity	4,288,812

	Money Market — 1.7%
2,504,477	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	2,504,477

	Total Investment Companies (Cost $36,027,736)	35,397,249

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
140,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $140,126)	140,186

	Total Investments — 100.1% (Cost $136,909,245)	143,566,709
	Liabilities in Excess of Other Assets — (0.1)%	(180,903)

	NET ASSETS — 100.0%	$143,385,806

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini Russell 2000	09/18/15	USD	$250,080	$(1,974)
18	E-mini S&P 500	09/18/15	USD	1,848,960	(31,574)
	Short Futures Outstanding
(5)	5 Year U.S. Treasury Note	09/30/15	USD	(596,289)	(1,610)

					$(35,158)

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement Blend 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 78.1%
	Fixed Income — 7.4%
64,880	iShares Core U.S. Aggregate Bond ETF	7,057,647

	International Equity — 20.1%
269,353	iShares MSCI EAFE ETF	17,101,222
54,381	iShares MSCI Emerging Markets ETF	2,154,575

	Total International Equity	19,255,797

	U.S. Equity — 50.6%
28,396	iShares Russell 2000 ETF	3,545,525
31,226	iShares Russell Mid-Cap ETF	5,318,100
209,611	Vanguard S&P 500 ETF	39,582,941

	Total U.S. Equity	48,446,566

	Total Exchange Traded Funds (Cost $70,275,877)	74,760,010

Investment Companies — 22.0% (b)
	Alternative Assets — 5.5%
399,588	JPMorgan Realty Income Fund, Class R5 Shares	5,214,627

	Fixed Income — 11.1%
424,518	JPMorgan Core Bond Fund, Class R6 Shares	4,949,876
142,069	JPMorgan Corporate Bond Fund, Class R6 Shares	1,388,016
133,793	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,067,664
24,245	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	199,290

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
400,967	JPMorgan High Yield Fund, Class R6 Shares	3,031,312

	Total Fixed Income	10,636,158

	International Equity — 3.4%
110,028	JPMorgan Emerging Economies Fund, Class R5 Shares	1,389,653
83,473	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,861,441

	Total International Equity	3,251,094

	Money Market — 2.0%
1,929,410	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	1,929,410

	Total Investment Companies (Cost $21,425,366)	21,031,289

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
80,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $80,074)	80,106

	Total Investments — 100.2% (Cost $91,781,317)	95,871,405
	Liabilities in Excess of Other Assets — (0.2)%	(217,115)

	NET ASSETS — 100.0%	$95,654,290

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2	E-mini Russell 2000	09/18/15	USD	$250,080	$(7,204)
10	E-mini S&P 500	09/18/15	USD	1,027,200	(15,103)
	Short Futures Outstanding
(2)	5 Year U.S. Treasury Note	09/30/15	USD	(238,516)	(4)

					$(22,311)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	21

JPMorgan SmartRetirement Blend 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 80.2%
	Fixed Income — 4.7%
38,827	iShares Core U.S. Aggregate Bond ETF	4,223,601

	International Equity — 21.7%
273,819	iShares MSCI EAFE ETF	17,384,768
56,425	iShares MSCI Emerging Markets ETF	2,235,559

	Total International Equity	19,620,327

	U.S. Equity — 53.8%
28,289	iShares Russell 2000 ETF	3,532,164
30,857	iShares Russell Mid-Cap ETF	5,255,256
210,236	Vanguard S&P 500 ETF	39,700,966

	Total U.S. Equity	48,488,386

	Total Exchange Traded Funds (Cost $67,543,171)	72,332,314

Investment Companies — 20.0% (b)
	Alternative Assets — 5.9%
405,634	JPMorgan Realty Income Fund, Class R5 Shares	5,293,525

	Fixed Income — 8.2%
237,168	JPMorgan Core Bond Fund, Class R6 Shares	2,765,374
81,469	JPMorgan Corporate Bond Fund, Class R6 Shares	795,948
113,411	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	905,023
23,317	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	191,668

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
359,761	JPMorgan High Yield Fund, Class R6 Shares	2,719,795

	Total Fixed Income	7,377,808

	International Equity — 3.8%
124,079	JPMorgan Emerging Economies Fund, Class R5 Shares	1,567,123
84,146	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,876,453

	Total International Equity	3,443,576

	Money Market — 2.1%
1,907,096	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	1,907,096

	Total Investment Companies (Cost $18,349,497)	18,022,005

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
100,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $100,090)	100,133

	Total Investments — 100.3% (Cost $85,992,758)	90,454,452
	Liabilities in Excess of Other Assets — (0.3)%	(249,121)

	NET ASSETS — 100.0%	$90,205,331

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
3	E-mini Russell 2000	09/18/15	USD	$375,120	$(10,806)
8	E-mini S&P 500	09/18/15	USD	821,760	(12,076)
	Short Futures Outstanding
(2)	5 Year U.S. Treasury Note	09/30/15	USD	(238,516)	(4)

					$(22,886)

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement Blend 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 80.2%
	Fixed Income — 4.8%
21,981	iShares Core U.S. Aggregate Bond ETF	2,391,093

	International Equity — 21.7%
152,340	iShares MSCI EAFE ETF	9,672,067
30,757	iShares MSCI Emerging Markets ETF	1,218,592

	Total International Equity	10,890,659

	U.S. Equity — 53.7%
16,330	iShares Russell 2000 ETF	2,038,964
17,065	iShares Russell Mid-Cap ETF	2,906,340
116,735	Vanguard S&P 500 ETF	22,044,238

	Total U.S. Equity	26,989,542

	Total Exchange Traded Funds (Cost $38,151,505)	40,271,294

Investment Companies — 19.7% (b)
	Alternative Assets — 5.9%
225,450	JPMorgan Realty Income Fund, Class R5 Shares (m)	2,942,119

	Fixed Income — 8.0%
132,353	JPMorgan Core Bond Fund, Class R6 Shares (m)	1,543,233
47,696	JPMorgan Corporate Bond Fund, Class R6 Shares	465,992
58,843	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	469,570
10,473	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	86,085

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
195,687	JPMorgan High Yield Fund, Class R6 Shares (m)	1,479,396

	Total Fixed Income	4,044,276

	International Equity — 3.6%
64,549	JPMorgan Emerging Economies Fund, Class R5 Shares	815,257
45,639	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,017,743

	Total International Equity	1,833,000

	Money Market — 2.2%
1,082,061	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	1,082,061

	Total Investment Companies (Cost $10,120,161)	9,901,456

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
50,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $50,046)	50,066

	Total Investments — 100.0% (Cost $48,321,712)	50,222,816
	Liabilities in Excess of Other Assets — 0.0% (g)	(6,673)

	NET ASSETS — 100.0%	$50,216,143

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-mini Russell 2000	09/18/15	USD	$125,040	$(3,602)
6	E-mini S&P 500	09/18/15	USD	616,320	(7,980)

					$(11,582)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	23

JPMorgan SmartRetirement Blend 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 80.6%
	Fixed Income — 4.7%
14,055	iShares Core U.S. Aggregate Bond ETF	1,528,903

	International Equity — 21.7%
98,710	iShares MSCI EAFE ETF	6,267,098
18,698	iShares MSCI Emerging Markets ETF	740,815

	Total International Equity	7,007,913

	U.S. Equity — 54.2%
10,437	iShares Russell 2000 ETF	1,303,164
11,285	iShares Russell Mid-Cap ETF	1,921,948
75,626	Vanguard S&P 500 ETF	14,281,214

	Total U.S. Equity	17,506,326

	Total Exchange Traded Funds (Cost $24,371,253)	26,043,142

Investment Companies — 19.9% (b)
	Alternative Assets — 5.9%
146,326	JPMorgan Realty Income Fund, Class R5 Shares (m)	1,909,551

	Fixed Income — 8.0%
83,034	JPMorgan Core Bond Fund, Class R6 Shares (m)	968,176
32,197	JPMorgan Corporate Bond Fund, Class R6 Shares	314,565
39,101	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	312,027
7,310	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	60,088

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
123,733	JPMorgan High Yield Fund, Class R6 Shares (m)	935,421

	Total Fixed Income	2,590,277

	International Equity — 4.0%
42,828	JPMorgan Emerging Economies Fund, Class R5 Shares	540,920
33,957	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	757,241

	Total International Equity	1,298,161

	Money Market — 2.0%
631,838	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	631,838

	Total Investment Companies (Cost $6,568,475)	6,429,827

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.1%
40,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $40,037)	40,053

	Total Investments — 100.6% (Cost $30,979,765)	32,513,022
	Liabilities in Excess of Other Assets — (0.6)%	(199,068)

	NET ASSETS — 100.0%	$32,313,954

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
4	E-mini S&P 500	09/18/15	USD	$410,880	$(6,043)

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

JPMorgan SmartRetirement Blend 2055 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 80.4%
	Fixed Income — 4.8%
4,902	iShares Core U.S. Aggregate Bond ETF	533,239

	International Equity — 21.3%
33,699	iShares MSCI EAFE ETF	2,139,550
5,513	iShares MSCI Emerging Markets ETF	218,425

	Total International Equity	2,357,975

	U.S. Equity — 54.3%
3,657	iShares Russell 2000 ETF	456,613
3,857	iShares Russell Mid-Cap ETF	656,885
25,933	Vanguard S&P 500 ETF	4,897,188

	Total U.S. Equity	6,010,686

	Total Exchange Traded Funds (Cost $8,336,512)	8,901,900

Investment Companies — 19.3% (b)
	Alternative Assets — 5.9%
50,010	JPMorgan Realty Income Fund, Class R5 Shares (m)	652,626

	Fixed Income — 7.9%
27,971	JPMorgan Core Bond Fund, Class R6 Shares (m)	326,137
8,516	JPMorgan Corporate Bond Fund, Class R6 Shares	83,198
13,259	JPMorgan Emerging Markets Debt Fund, Class R6 Shares	105,810
3,805	JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	31,281

SHARES	SECURITY DESCRIPTION	VALUE($)

	Fixed Income — continued
44,152	JPMorgan High Yield Fund, Class R6 Shares (m)	333,793

	Total Fixed Income	880,219

	International Equity — 4.2%
17,211	JPMorgan Emerging Economies Fund, Class R5 Shares	217,381
11,032	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	246,012

	Total International Equity	463,393

	Money Market — 1.3%
149,134	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l) (m)	149,134

	Total Investment Companies (Cost $2,197,825)	2,145,372

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
20,000	U.S. Treasury Note, 0.375%, 01/31/16 (k) (Cost $20,018)	20,027

	Total Investments — 99.9% (Cost $10,554,355)	11,067,299
	Other Assets in Excess of Liabilities — 0.1%	7,525

	NET ASSETS — 100.0%	$11,074,824

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-mini S&P 500	09/18/15	USD	$102,720	$(1,512)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	25

JPMorgan SmartRetirement Blend Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

EAFE	— Europe, Australasia and Far East
ETF	— Exchange Traded Fund
MSCI	— Morgan Stanley Capital International
SPDR	— Standard & Poor’s Depositary Receipts
TIPS	— Treasury Inflation Protected Security
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2015.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

    Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	27

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$26,385,789	$33,049,661	$97,490,319
Investments in affiliates, at value	22,783,772	26,799,831	51,444,291

Total investment securities, at value	49,169,561	59,849,492	148,934,610
Receivables:
Fund shares sold	3,707	15,632	47,223
Interest and dividends from non-affiliates	70,740	92,988	323,848
Dividends from affiliates	260	248	129
Variation margin on futures contracts	—	581	5,064
Due from Adviser	1,595	1,948	—
Other assets	19,264	20,425	22,696

Total Assets	49,265,127	59,981,314	149,333,570

LIABILITIES:
Payables:
Distributions	—	—	742
Investment securities purchased	321,194	354,836	737,487
Fund shares redeemed	11,580	12,076	—
Variation margin on futures contracts	158	—	—
Accrued liabilities:
Investment advisory fees	—	—	1,403
Administration fees	2,061	2,824	10,042
Distribution fees	72	74	78
Shareholder servicing fees	2,238	2,712	5,533
Custodian and accounting fees	8,342	8,362	8,627
Trustees’ and Chief Compliance Officer’s fees	58	97	232
Other	24,027	23,407	31,083

Total Liabilities	369,730	404,388	795,227

Net Assets	$48,895,397	$59,576,926	$148,538,343

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
NET ASSETS :
Paid-in-Capital	$48,007,991	$57,671,386	$143,140,225
Accumulated undistributed (distributions in excess of) net investment income	(139)	(198)	(1,141)
Accumulated net realized gains (losses)	(165,336)	(319,272)	(280,212)
Net unrealized appreciation (depreciation)	1,052,881	2,225,010	5,679,471

Total Net Assets	$48,895,397	$59,576,926	$148,538,343

Net Assets:
Class A	$58,318	$60,484	$63,467
Class C	57,280	59,407	62,339
Class R2	57,882	60,030	62,995
Class R5	22,682,759	25,280,472	58,510,251
Class R6	20,191,251	26,706,166	75,032,153
Select Class	5,847,907	7,410,367	14,807,138

Total	$48,895,397	$59,576,926	$148,538,343

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,540	3,553	3,543
Class C	3,479	3,492	3,482
Class R2	3,515	3,527	3,517
Class R5	1,377,209	1,485,395	3,266,285
Class R6	1,225,467	1,568,660	4,188,095
Select Class	355,112	435,581	826,938

Net Asset Value (a):
Class A — Redemption price per share	$16.47	$17.02	$17.91
Class C — Offering price per share (b)	16.46	17.01	17.91
Class R2 — Offering and redemption price per share	16.47	17.02	17.91
Class R5 — Offering and redemption price per share	16.47	17.02	17.91
Class R6 — Offering and redemption price per share	16.48	17.02	17.92
Select Class — Offering and redemption price per share	16.47	17.01	17.91
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.25	$17.82	$18.75

Cost of investments in non-affiliates	$24,988,638	$30,407,554	$90,864,702
Cost of investments in affiliates	23,129,998	27,209,498	52,341,021

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	29

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
ASSETS:
Investments in non-affiliates, at value	$92,290,528	$108,169,460	$74,840,116
Investments in affiliates, at value	36,794,189	35,397,249	21,031,289

Total investment securities, at value	129,084,717	143,566,709	95,871,405
Receivables:
Investment securities sold	385,000	285,000	—
Fund shares sold	65,407	78,992	135,822
Interest and dividends from non-affiliates	324,168	417,360	309,224
Dividends from affiliates	118	131	96
Variation margin on futures contracts	4,512	5,501	2,926

Total Assets	129,863,922	144,353,693	96,319,473

LIABILITIES:
Payables:
Due to custodian	4,643	5,105	7,429
Distributions	3,855	—	73
Investment securities purchased	830,704	922,719	614,855
Fund shares redeemed	23,701	224	11,215
Accrued liabilities:
Investment advisory fees	3,189	5,105	3,724
Administration fees	8,653	9,629	6,216
Distribution fees	81	83	85
Shareholder servicing fees	5,168	6,208	3,810
Custodian and accounting fees	8,524	8,601	8,333
Trustees’ and Chief Compliance Officer’s fees	72	204	7
Other	7,310	10,009	9,436

Total Liabilities	895,900	967,887	665,183

Net Assets	$128,968,022	$143,385,806	$95,654,290

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
NET ASSETS :
Paid-in-Capital	$124,226,910	$137,093,112	$91,821,109
Accumulated undistributed (distributions in excess of) net investment income	(4,097)	(349)	(283)
Accumulated net realized gains (losses)	(198,204)	(329,263)	(234,313)
Net unrealized appreciation (depreciation)	4,943,413	6,622,306	4,067,777

Total Net Assets	$128,968,022	$143,385,806	$95,654,290

Net Assets:
Class A	$65,562	$67,472	$68,989
Class C	64,394	66,269	67,759
Class R2	65,072	66,965	68,472
Class R5	57,570,135	72,055,507	39,097,276
Class R6	57,094,878	54,851,499	44,103,932
Select Class	14,107,981	16,278,094	12,247,862

Total	$128,968,022	$143,385,806	$95,654,290

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,541	3,532	3,525
Class C	3,479	3,470	3,464
Class R2	3,515	3,506	3,499
Class R5	3,108,451	3,772,686	1,997,021
Class R6	3,082,837	2,870,846	2,252,603
Select Class	762,093	852,510	625,948

Net Asset Value (a):
Class A — Redemption price per share	$18.52	$19.11	$19.57
Class C — Offering price per share (b)	18.51	19.10	19.56
Class R2 — Offering and redemption price per share	18.51	19.10	19.57
Class R5 — Offering and redemption price per share	18.52	19.10	19.58
Class R6 — Offering and redemption price per share	18.52	19.11	19.58
Select Class — Offering and redemption price per share	18.51	19.09	19.57
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.39	$20.01	$20.49

Cost of investments in non-affiliates	$86,552,654	$100,881,509	$70,355,951
Cost of investments in affiliates	37,554,213	36,027,736	21,425,366

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	31

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
ASSETS:
Investments in non-affiliates, at value	$72,432,447	$40,321,360	$26,083,195	$8,921,927
Investments in affiliates, at value	18,022,005	9,901,456	6,429,827	2,145,372

Total investment securities, at value	90,454,452	50,222,816	32,513,022	11,067,299
Receivables:
Investment securities sold	—	—	129,813	22,000
Fund shares sold	56,666	67,632	23,639	20,279
Interest and dividends from non-affiliates	314,434	174,653	112,868	38,038
Dividends from affiliates	99	57	34	7
Variation margin on futures contracts	3,026	1,660	780	195
Due from Adviser	—	—	2,017	34
Other assets	20,537	20,143	19,607	70

Total Assets	90,849,214	50,486,961	32,801,780	11,147,922

LIABILITIES:
Payables:
Due to custodian	6,964	3,760	1,903	—
Distributions	518	—	1,450	29
Investment securities purchased	579,717	227,665	257,156	43,755
Fund shares redeemed	6,913	206	192,086	42
Accrued liabilities:
Investment advisory fees	3,320	377	—	—
Administration fees	5,506	2,753	1,097	1,440
Distribution fees	87	86	87	86
Shareholder servicing fees	4,180	2,338	2,045	646
Custodian and accounting fees	8,514	8,392	8,354	8,270
Trustees’ and Chief Compliance Officer’s fees	122	67	45	3
Audit fees	17,908	17,887	17,872	14,329
Other	10,134	7,287	5,731	4,498

Total Liabilities	643,883	270,818	487,826	73,098

Net Assets	$90,205,331	$50,216,143	$32,313,954	$11,074,824

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
NET ASSETS :
Paid-in-Capital	$85,882,375	$48,417,798	$30,841,748	$10,583,972
Accumulated undistributed (distributions in excess of) net investment income	(728)	(101)	(1,253)	(53)
Accumulated net realized gains (losses)	(115,124)	(91,076)	(53,755)	(20,527)
Net unrealized appreciation (depreciation)	4,438,808	1,889,522	1,527,214	511,432

Total Net Assets	$90,205,331	$50,216,143	$32,313,954	$11,074,824

Net Assets:
Class A	$69,811	$69,714	$69,732	$69,475
Class C	68,566	68,470	68,487	68,236
Class R2	69,287	69,190	69,207	68,954
Class R5	37,700,436	23,577,304	15,617,460	6,710,477
Class R6	37,529,276	19,533,673	9,591,809	2,025,206
Select Class	14,767,955	6,897,792	6,897,259	2,132,476

Total	$90,205,331	$50,216,143	$32,313,954	$11,074,824

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,521	3,530	3,532	3,580
Class C	3,460	3,469	3,471	3,519
Class R2	3,495	3,505	3,507	3,554
Class R5	1,901,429	1,194,029	791,201	345,802
Class R6	1,892,991	988,607	485,700	104,329
Select Class	745,235	349,394	349,523	109,909

Net Asset Value (a):
Class A — Redemption price per share	$19.83	$19.75	$19.74	$19.41
Class C — Offering price per share (b)	19.82	19.74	19.73	19.39
Class R2 — Offering and redemption price per share	19.82	19.74	19.74	19.40
Class R5 — Offering and redemption price per share	19.83	19.75	19.74	19.41
Class R6 — Offering and redemption price per share	19.83	19.76	19.75	19.41
Select Class — Offering and redemption price per share	19.82	19.74	19.73	19.40
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$20.76	$20.68	$20.67	$20.32

Cost of investments in non-affiliates	$67,643,261	$38,201,551	$24,411,290	$8,356,530
Cost of investments in affiliates	18,349,497	10,120,161	6,568,475	2,197,825

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	33

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

	JPMorgan SmartRetirement Blend Income Fund	JPMorgan SmartRetirement Blend 2015 Fund	JPMorgan SmartRetirement Blend 2020 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$462,578	$654,577	$1,789,529
Dividend income from affiliates	462,749	604,663	1,201,285
Interest income from non-affiliates	17	18	128

Total investment income	925,344	1,259,258	2,990,942

EXPENSES:
Investment advisory fees	124,120	164,004	374,340
Administration fees	34,021	44,953	102,585
Distribution fees:
Class A	146	151	158
Class C	431	447	468
Class R2	290	300	315
Shareholder servicing fees:
Class A	146	151	158
Class C	143	149	156
Class R2	145	151	157
Class R5	11,006	12,140	26,158
Select Class	9,234	15,266	26,997
Custodian and accounting fees	26,974	27,184	27,703
Professional fees	35,191	35,242	35,971
Trustees’ and Chief Compliance Officer’s fees	419	557	1,257
Printing and mailing costs	11,650	11,037	24,814
Registration and filing fees	71,700	61,299	64,695
Transfer agent fees	18,359	17,194	28,879
Other	7,467	7,446	8,510

Total expenses	351,442	397,671	723,321

Less fees waived	(162,438)	(204,010)	(422,692)
Less expense reimbursements	(103,225)	(80,012)	(37,383)

Net expenses	85,779	113,649	263,246

Net investment income (loss)	839,565	1,145,609	2,727,696

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,463	(63,716)	(168,959)
Investments in affiliates	(96,070)	(103,010)	(102,359)
Futures	5,237	9,954	15,003

Net realized gain (loss)	(81,370)	(156,772)	(256,315)

Distributions of capital gains received from investment company non-affiliates	5,059	7,213	14,590
Distributions of capital gains received from investment company affiliates	82,026	120,768	266,140
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	30,294	237,829	934,732
Investments in affiliates	(556,549)	(647,387)	(1,438,287)
Futures	1,956	(7,430)	(49,416)

Change in net unrealized appreciation/depreciation	(524,299)	(416,988)	(552,971)

Net realized/unrealized gains (losses)	(518,584)	(445,779)	(528,556)

Change in net assets resulting from operations	$320,981	$699,830	$2,199,140

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Blend 2025 Fund	JPMorgan SmartRetirement Blend 2030 Fund	JPMorgan SmartRetirement Blend 2035 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,600,556	$1,943,823	$1,270,186
Dividend income from affiliates	824,996	803,078	427,136
Interest income from non-affiliates	102	101	58

Total investment income	2,425,654	2,747,002	1,697,380

EXPENSES:
Investment advisory fees	305,209	355,287	220,664
Administration fees	83,635	97,371	60,465
Distribution fees:
Class A	163	168	171
Class C	483	496	507
Class R2	324	334	341
Shareholder servicing fees:
Class A	163	168	171
Class C	161	165	169
Class R2	162	167	170
Class R5	23,817	32,084	15,512
Select Class	26,015	34,240	23,611
Custodian and accounting fees	27,356	27,369	26,779
Professional fees	35,627	35,855	35,441
Trustees’ and Chief Compliance Officer’s fees	985	1,192	636
Printing and mailing costs	20,802	27,893	19,209
Registration and filing fees	63,386	58,860	60,859
Transfer agent fees	33,180	41,580	30,889
Other	7,702	8,422	8,586

Total expenses	629,170	721,651	504,180

Less fees waived	(357,618)	(411,260)	(267,396)
Less expense reimbursements	(41,699)	(31,516)	(64,340)

Net expenses	229,853	278,875	172,444

Net investment income (loss)	2,195,801	2,468,127	1,524,936

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(170,273)	(231,334)	(165,762)
Investments in affiliates	(66,956)	(66,823)	(28,535)
Futures	30,414	(41,983)	(17,431)

Net realized gain (loss)	(206,815)	(340,140)	(211,728)

Distributions of capital gains received from investment company non-affiliates	9,393	7,679	2,675
Distributions of capital gains received from investment company affiliates	210,825	246,481	151,773

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	734,852	1,173,053	743,981
Investments in affiliates	(1,132,434)	(1,176,251)	(754,074)
Futures	(34,437)	(35,158)	(22,311)

Change in net unrealized appreciation/depreciation	(432,019)	(38,356)	(32,404)

Net realized/unrealized gains (losses)	(418,616)	(124,336)	(89,684)

Change in net assets resulting from operations	$1,777,185	$2,343,791	$1,435,252

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	35

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015 (continued)

	JPMorgan SmartRetirement Blend 2040 Fund	JPMorgan SmartRetirement Blend 2045 Fund	JPMorgan SmartRetirement Blend 2050 Fund	JPMorgan SmartRetirement Blend 2055 Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$1,256,115	$663,934	$451,522	$148,732
Dividend income from affiliates	363,781	187,209	129,900	41,154
Interest income from non-affiliates	72	36	29	14

Total investment income	1,619,968	851,179	581,451	189,900

EXPENSES:
Investment advisory fees	213,159	110,129	75,379	24,234
Administration fees	58,414	30,175	20,655	6,640
Distribution fees:
Class A	173	173	173	173
Class C	513	512	512	510
Class R2	345	345	345	343
Shareholder servicing fees:
Class A	173	173	173	173
Class C	171	171	171	170
Class R2	172	172	172	171
Class R5	15,409	9,425	6,476	2,542
Select Class	30,987	12,383	14,094	4,097
Custodian and accounting fees	27,242	26,697	26,895	26,574
Professional fees	36,180	35,087	34,947	31,253
Trustees’ and Chief Compliance Officer’s fees	712	364	251	70
Printing and mailing costs	19,649	13,382	11,108	6,676
Registration and filing fees	61,171	63,917	54,681	73,585
Transfer agent fees	29,949	24,619	19,143	10,711
Other	8,361	8,154	8,582	7,584

Total expenses	502,780	335,878	273,757	195,506

Less fees waived	(261,564)	(144,845)	(100,384)	(31,193)
Less expense reimbursements	(66,935)	(102,142)	(106,791)	(141,967)

Net expenses	174,281	88,891	66,582	22,346

Net investment income (loss)	1,445,687	762,288	514,869	167,554

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(109,859)	(89,718)	(57,614)	(21,295)
Investments in affiliates	(30,353)	(23,830)	(13,374)	(4,051)
Futures	(9,104)	(4,904)	1,923	(76)

Net realized gain (loss)	(149,316)	(118,452)	(69,065)	(25,422)

Distributions of capital gains received from investment company non-affiliates	1,670	832	601	181
Distributions of capital gains received from investment company affiliates	149,642	77,900	54,508	16,937
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	679,696	395,203	286,603	90,047
Investments in affiliates	(698,565)	(378,356)	(260,623)	(89,117)
Futures	(22,886)	(11,582)	(6,043)	(1,512)

Change in net unrealized appreciation/depreciation	(41,755)	5,265	19,937	(582)

Net realized/unrealized gains (losses)	(39,759)	(34,455)	5,981	(8,886)

Change in net assets resulting from operations	$1,405,928	$727,833	$520,850	$158,668

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$839,565	$504,559	$1,145,609	$753,160
Net realized gain (loss)	(81,370)	84,548	(156,772)	45,526
Distributions of capital gains received from investment company non-affiliates	5,059	262	7,213	416
Distributions of capital gains received from investment company affiliates	82,026	62,652	120,768	89,860
Change in net unrealized appreciation/depreciation	(524,299)	1,627,890	(416,988)	2,820,680

Change in net assets resulting from operations	320,981	2,279,911	699,830	3,709,642

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(972)	(963)	(1,041)	(1,167)
From net realized gains	(412)	(28)	(412)	(26)
Class C
From net investment income	(621)	(636)	(675)	(828)
From net realized gains	(407)	(27)	(407)	(25)
Class R2
From net investment income	(824)	(824)	(886)	(1,024)
From net realized gains	(410)	(28)	(410)	(25)
Class R5
From net investment income	(449,573)	(199,431)	(521,199)	(230,288)
From net realized gains	(154,442)	(1,064)	(170,876)	(1,003)
Class R6
From net investment income	(333,343)	(275,291)	(520,581)	(508,120)
From net realized gains	(87,245)	(6,417)	(151,037)	(9,797)
Select Class
From net investment income	(73,325)	(43,997)	(129,303)	(55,875)
From net realized gains	(25,143)	(1,226)	(49,452)	(1,302)

Total distributions to shareholders	(1,126,717)	(529,932)	(1,546,279)	(809,480)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	11,131,830	31,600,991	12,579,499	29,940,625

NET ASSETS:
Change in net assets	10,326,094	33,350,970	11,733,050	32,840,787
Beginning of period	38,569,303	5,218,333	47,843,876	15,003,089

End of period	$48,895,397	$38,569,303	$59,576,926	$47,843,876

Accumulated undistributed (distributions in excess of) net investment income	$(139)	$(46)	$(198)	$(75)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	37

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,727,696	$1,487,284	$2,195,801	$1,079,734
Net realized gain (loss)	(256,315)	118,015	(206,815)	86,525
Distributions of capital gains received from investment company non-affiliates	14,590	751	9,393	381
Distributions of capital gains received from investment company affiliates	266,140	168,356	210,825	103,269
Change in net unrealized appreciation/depreciation	(552,971)	6,322,806	(432,019)	5,360,067

Change in net assets resulting from operations	2,199,140	8,097,212	1,777,185	6,629,976

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,107)	(1,156)	(1,115)	(1,209)
From net realized gains	(268)	(39)	(230)	(51)
Class C
From net investment income	(723)	(804)	(718)	(848)
From net realized gains	(265)	(39)	(228)	(51)
Class R2
From net investment income	(946)	(1,008)	(948)	(1,057)
From net realized gains	(267)	(39)	(229)	(51)
Class R5
From net investment income	(1,148,199)	(423,451)	(1,037,468)	(378,271)
From net realized gains	(221,826)	(2,561)	(165,003)	(3,045)
Class R6
From net investment income	(1,417,161)	(1,011,076)	(990,352)	(668,509)
From net realized gains	(213,564)	(28,656)	(124,918)	(24,260)
Select Class
From net investment income	(226,754)	(131,498)	(215,890)	(101,725)
From net realized gains	(47,894)	(4,313)	(37,149)	(4,469)

Total distributions to shareholders	(3,278,974)	(1,604,640)	(2,574,248)	(1,183,546)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	48,140,569	75,746,028	49,610,727	58,968,350

NET ASSETS:
Change in net assets	47,060,735	82,238,600	48,813,664	64,414,780
Beginning of period	101,477,608	19,239,008	80,154,358	15,739,578

End of period	$148,538,343	$101,477,608	$128,968,022	$80,154,358

Accumulated undistributed (distributions in excess of) net investment income	$(1,141)	$(126)	$(4,097)	$(2,372)

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,468,127	$1,224,535	$1,524,936	$730,472
Net realized gain (loss)	(340,140)	176,917	(211,728)	38,689
Distributions of capital gains received from investment company non-affiliates	7,679	347	2,675	91
Distributions of capital gains received from investment company affiliates	246,481	101,841	151,773	58,043
Change in net unrealized appreciation/depreciation	(38,356)	6,597,645	(32,404)	4,021,769

Change in net assets resulting from operations	2,343,791	8,101,285	1,435,252	4,849,064

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,125)	(1,136)	(1,102)	(1,088)
From net realized gains	(266)	(37)	(227)	(61)
Class C
From net investment income	(719)	(768)	(687)	(714)
From net realized gains	(263)	(37)	(224)	(61)
Class R2
From net investment income	(954)	(982)	(927)	(931)
From net realized gains	(265)	(37)	(225)	(61)
Class R5
From net investment income	(1,346,949)	(514,598)	(651,971)	(238,235)
From net realized gains	(252,909)	(3,432)	(99,754)	(2,572)
Class R6
From net investment income	(908,641)	(563,075)	(724,238)	(404,728)
From net realized gains	(126,248)	(15,065)	(86,639)	(17,863)
Select Class
From net investment income	(269,136)	(198,837)	(182,811)	(111,529)
From net realized gains	(56,261)	(6,020)	(32,114)	(6,095)

Total distributions to shareholders	(2,963,736)	(1,304,024)	(1,780,919)	(783,938)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	44,935,602	83,432,022	39,255,639	49,431,945

NET ASSETS:
Change in net assets	44,315,657	90,229,283	38,909,972	53,497,071
Beginning of period	99,070,149	8,840,866	56,744,318	3,247,247

End of period	$143,385,806	$99,070,149	$95,654,290	$56,744,318

Accumulated undistributed (distributions in excess of) net investment income	$(349)	$(1,957)	$(283)	$(55)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	39

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,445,687	$749,559	$762,288	$310,377
Net realized gain (loss)	(149,316)	64,498	(118,452)	28,046
Distributions of capital gains received from investment company non-affiliates	1,670	52	832	99
Distributions of capital gains received from investment company affiliates	149,642	58,976	77,900	20,295
Change in net unrealized appreciation/depreciation	(41,755)	4,405,675	5,265	1,798,724

Change in net assets resulting from operations	1,405,928	5,278,760	727,833	2,157,541

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,111)	(1,083)	(1,118)	(1,129)
From net realized gains	(198)	(58)	(154)	(185)
Class C
From net investment income	(691)	(705)	(699)	(751)
From net realized gains	(195)	(58)	(152)	(184)
Class R2
From net investment income	(934)	(924)	(942)	(970)
From net realized gains	(197)	(58)	(153)	(184)
Class R5
From net investment income	(639,460)	(256,672)	(396,933)	(135,016)
From net realized gains	(86,181)	(3,590)	(41,066)	(3,811)
Class R6
From net investment income	(607,614)	(339,944)	(283,509)	(121,719)
From net realized gains	(62,945)	(13,735)	(22,169)	(14,793)
Select Class
From net investment income	(231,566)	(174,902)	(97,640)	(61,989)
From net realized gains	(34,784)	(8,623)	(10,951)	(9,761)

Total distributions to shareholders	(1,665,876)	(800,352)	(855,486)	(350,492)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	32,349,973	51,364,058	22,824,440	24,326,561

NET ASSETS:
Change in net assets	32,090,025	55,842,466	22,696,787	26,133,610
Beginning of period	58,115,306	2,272,840	27,519,356	1,385,746

End of period	$90,205,331	$58,115,306	$50,216,143	$27,519,356

Accumulated undistributed (distributions in excess of) net investment income	$(728)	$(56)	$(101)	$(23)

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$514,869	$231,670	$167,554	$62,916
Net realized gain (loss)	(69,065)	5,155	(25,422)	1,496
Distributions of capital gains received from investment company non-affiliates	601	13	181	83
Distributions of capital gains received from investment company affiliates	54,508	16,609	16,937	3,905
Change in net unrealized appreciation/depreciation	19,937	1,433,290	(582)	425,725

Change in net assets resulting from operations	520,850	1,686,737	158,668	494,125

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,144)	(1,176)	(1,148)	(1,385)
From net realized gains	(129)	(177)	(110)	(799)
Class C
From net investment income	(725)	(798)	(731)	(1,008)
From net realized gains	(128)	(176)	(108)	(793)
Class R2
From net investment income	(968)	(1,017)	(973)	(1,227)
From net realized gains	(129)	(177)	(109)	(796)
Class R5
From net investment income	(273,215)	(103,190)	(110,594)	(32,929)
From net realized gains	(23,379)	(4,262)	(7,823)	(3,276)
Class R6
From net investment income	(142,793)	(63,795)	(26,583)	(7,233)
From net realized gains	(10,208)	(7,801)	(1,276)	(3,737)
Select Class
From net investment income	(109,059)	(73,647)	(31,611)	(25,851)
From net realized gains	(10,245)	(10,394)	(2,371)	(13,869)

Total distributions to shareholders	(572,122)	(266,610)	(183,437)	(92,903)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	13,415,621	15,757,178	5,284,996	4,161,579

NET ASSETS:
Change in net assets	13,364,349	17,177,305	5,260,227	4,562,801
Beginning of period	18,949,605	1,772,300	5,814,597	1,251,796

End of period	$32,313,954	$18,949,605	$11,074,824	$5,814,597

Accumulated undistributed (distributions in excess of) net investment income	$(1,253)	$(18)	$(53)	$(8)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$1,384	$991	$1,453	$1,193

Change in net assets resulting from Class A capital transactions	$1,384	$991	$1,453	$1,193

Class C
Distributions reinvested	$1,028	$663	$1,082	$853

Change in net assets resulting from Class C capital transactions	$1,028	$663	$1,082	$853

Class R2
Distributions reinvested	$1,234	$852	$1,296	$1,049

Change in net assets resulting from Class R2 capital transactions	$1,234	$852	$1,296	$1,049

Class R5
Proceeds from shares issued	$4,897,873	$31,288,089	$9,269,187	$33,773,297
Distributions reinvested	604,015	200,495	692,075	231,291
Cost of shares redeemed	(4,371,532)	(10,715,236)	(5,684,153)	(15,284,166)

Change in net assets resulting from Class R5 capital transactions	$1,130,356	$20,773,348	$4,277,109	$18,720,422

Class R6
Proceeds from shares issued	$10,158,983	$12,560,926	$8,411,806	$14,216,920
Distributions reinvested	420,588	281,708	671,618	517,917
Cost of shares redeemed	(4,031,039)	(3,555,167)	(5,120,245)	(5,562,952)

Change in net assets resulting from Class R6 capital transactions	$6,548,532	$9,287,467	$3,963,179	$9,171,885

Select Class
Proceeds from shares issued	$4,507,961	$1,766,857	$6,277,812	$2,214,949
Distributions reinvested	98,468	45,223	178,755	57,177
Cost of shares redeemed	(1,157,133)	(274,410)	(2,121,187)	(226,903)

Change in net assets resulting from Select Class capital transactions	$3,449,296	$1,537,670	$4,335,380	$2,045,223

Total change in net assets resulting from capital transactions	$11,131,830	$31,600,991	$12,579,499	$29,940,625

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Blend Income Fund		JPMorgan SmartRetirement Blend 2015 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Reinvested	84	60	85	71

Change in Class A Shares	84	60	85	71

Class C
Reinvested	62	41	64	51

Change in Class C Shares	62	41	64	51

Class R2
Reinvested	75	52	75	63

Change in Class R2 Shares	75	52	75	63

Class R5
Issued	293,504	1,922,790	538,470	2,019,784
Reinvested	36,593	12,067	40,587	13,554
Redeemed	(260,913)	(652,621)	(329,269)	(903,702)

Change in Class R5 Shares	69,184	1,282,236	249,788	1,129,636

Class R6
Issued	608,902	783,637	488,106	860,374
Reinvested	25,461	17,198	39,369	30,845
Redeemed	(240,852)	(219,753)	(296,695)	(333,476)

Change in Class R6 Shares	393,511	581,082	230,780	557,743

Select Class
Issued	269,747	111,771	364,913	134,994
Reinvested	5,967	2,762	10,489	3,392
Redeemed	(69,349)	(16,828)	(123,134)	(13,509)

Change in Select Class Shares	206,365	97,705	252,268	124,877

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$1,375	$1,195	$1,345	$1,260

Change in net assets resulting from Class A capital transactions	$1,375	$1,195	$1,345	$1,260

Class C
Distributions reinvested	$988	$843	$946	$899

Change in net assets resulting from Class C capital transactions	$988	$843	$946	$899

Class R2
Distributions reinvested	$1,213	$1,047	$1,177	$1,108

Change in net assets resulting from Class R2 capital transactions	$1,213	$1,047	$1,177	$1,108

Class R5
Proceeds from shares issued	$16,549,633	$56,585,432	$19,577,837	$45,954,934
Distributions reinvested	1,370,025	426,012	1,202,471	381,316
Cost of shares redeemed	(4,757,046)	(13,911,103)	(4,721,460)	(7,816,270)

Change in net assets resulting from Class R5 capital transactions	$13,162,612	$43,100,341	$16,058,848	$38,519,980

Class R6
Proceeds from shares issued	$35,139,341	$32,016,030	$29,724,901	$18,298,095
Distributions reinvested	1,630,725	1,039,732	1,115,270	692,769
Cost of shares redeemed	(9,910,565)	(5,615,866)	(4,995,297)	(3,713,584)

Change in net assets resulting from Class R6 capital transactions	$26,859,501	$27,439,896	$25,844,874	$15,277,280

Select Class
Proceeds from shares issued	$11,243,013	$5,520,823	$9,847,471	$5,370,708
Distributions reinvested	273,549	135,811	238,252	95,058
Cost of shares redeemed	(3,401,682)	(453,928)	(2,382,186)	(297,943)

Change in net assets resulting from Select Class capital transactions	$8,114,880	$5,202,706	$7,703,537	$5,167,823

Total change in net assets resulting from capital transactions	$48,140,569	$75,746,028	$49,610,727	$58,968,350

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Blend 2020 Fund		JPMorgan SmartRetirement Blend 2025 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Reinvested	77	69	73	71

Change in Class A Shares	77	69	73	71

Class C
Reinvested	56	48	51	50

Change in Class C Shares	56	48	51	50

Class R2
Reinvested	68	60	64	62

Change in Class R2 Shares	68	60	64	62

Class R5
Issued	914,726	3,264,824	1,041,219	2,580,990
Reinvested	76,503	23,882	65,021	20,759
Redeemed	(262,188)	(793,115)	(251,399)	(433,308)

Change in Class R5 Shares	729,041	2,495,591	854,841	2,168,441

Class R6
Issued	1,940,899	1,883,826	1,588,356	1,051,342
Reinvested	90,973	59,529	60,266	38,686
Redeemed	(545,806)	(328,094)	(265,681)	(210,321)

Change in Class R6 Shares	1,486,066	1,615,261	1,382,941	879,707

Select Class
Issued	622,602	334,076	528,571	309,030
Reinvested	15,275	7,780	12,888	5,258
Redeemed	(188,549)	(25,937)	(128,359)	(16,924)

Change in Select Class Shares	449,328	315,919	413,100	297,364

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$1,391	$1,173	$1,329	$1,149

Change in net assets resulting from Class A capital transactions	$1,391	$1,173	$1,329	$1,149

Class C
Distributions reinvested	$982	$805	$911	$775

Change in net assets resulting from Class C capital transactions	$982	$805	$911	$775

Class R2
Distributions reinvested	$1,219	$1,019	$1,152	$992

Change in net assets resulting from Class R2 capital transactions	$1,219	$1,019	$1,152	$992

Class R5
Proceeds from shares issued	$17,525,211	$61,563,428	$14,330,793	$27,531,426
Distributions reinvested	1,599,858	518,030	751,725	240,807
Cost of shares redeemed	(5,359,947)	(7,389,886)	(2,131,814)	(3,467,471)

Change in net assets resulting from Class R5 capital transactions	$13,765,122	$54,691,572	$12,950,704	$24,304,762

Class R6
Proceeds from shares issued	$29,835,826	$22,042,808	$25,170,273	$21,771,431
Distributions reinvested	1,034,889	578,140	810,877	422,591
Cost of shares redeemed	(4,883,249)	(2,923,610)	(4,916,779)	(2,234,224)

Change in net assets resulting from Class R6 capital transactions	$25,987,466	$19,697,338	$21,064,371	$19,959,798

Select Class
Proceeds from shares issued	$7,775,053	$9,275,915	$7,477,911	$5,600,804
Distributions reinvested	325,397	199,328	214,822	117,624
Cost of shares redeemed	(2,921,028)	(435,128)	(2,455,561)	(553,959)

Change in net assets resulting from Select Class capital transactions	$5,179,422	$9,040,115	$5,237,172	$5,164,469

Total change in net assets resulting from capital transactions	$44,935,602	$83,432,022	$39,255,639	$49,431,945

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Blend 2030 Fund		JPMorgan SmartRetirement Blend 2035 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Reinvested	74	63	69	60

Change in Class A Shares	74	63	69	60

Class C
Reinvested	51	44	47	41

Change in Class C Shares	51	44	47	41

Class R2
Reinvested	64	55	59	53

Change in Class R2 Shares	64	55	59	53

Class R5
Issued	906,648	3,370,862	721,998	1,478,787
Reinvested	84,076	27,358	38,579	12,440
Redeemed	(277,581)	(397,829)	(107,978)	(183,181)

Change in Class R5 Shares	713,143	3,000,391	652,599	1,308,046

Class R6
Issued	1,547,298	1,241,928	1,273,448	1,204,686
Reinvested	54,296	31,282	41,561	22,302
Redeemed	(253,757)	(160,957)	(246,864)	(120,236)

Change in Class R6 Shares	1,347,837	1,112,253	1,068,145	1,106,752

Select Class
Issued	404,998	540,516	380,688	312,777
Reinvested	17,107	10,792	11,030	6,194
Redeemed	(153,302)	(24,002)	(125,510)	(29,802)

Change in Select Class Shares	268,803	527,306	266,208	289,169

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$1,309	$1,141	$1,272	$1,314

Change in net assets resulting from Class A capital transactions	$1,309	$1,141	$1,272	$1,314

Class C
Distributions reinvested	$886	$763	$851	$935

Change in net assets resulting from Class C capital transactions	$886	$763	$851	$935

Class R2
Distributions reinvested	$1,131	$982	$1,095	$1,154

Change in net assets resulting from Class R2 capital transactions	$1,131	$982	$1,095	$1,154

Class R5
Proceeds from shares issued	$11,795,238	$28,088,817	$9,443,810	$16,065,185
Distributions reinvested	725,641	260,262	437,999	138,827
Cost of shares redeemed	(2,236,463)	(3,005,756)	(2,102,478)	(1,343,496)

Change in net assets resulting from Class R5 capital transactions	$10,284,416	$25,343,323	$7,779,331	$14,860,516

Class R6
Proceeds from shares issued	$20,564,169	$18,864,071	$14,604,717	$6,995,494
Distributions reinvested	670,559	353,679	305,678	136,512
Cost of shares redeemed	(3,208,591)	(1,833,613)	(2,791,773)	(417,554)

Change in net assets resulting from Class R6 capital transactions	$18,026,137	$17,384,137	$12,118,622	$6,714,452

Select Class
Proceeds from shares issued	$5,965,395	$9,016,866	$4,732,484	$3,721,370
Distributions reinvested	265,833	183,525	108,591	71,750
Cost of shares redeemed	(2,195,134)	(566,679)	(1,917,806)	(1,044,930)

Change in net assets resulting from Select Class capital transactions	$4,036,094	$8,633,712	$2,923,269	$2,748,190

Total change in net assets resulting from capital transactions	$32,349,973	$51,364,058	$22,824,440	$24,326,561

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Blend 2040 Fund		JPMorgan SmartRetirement Blend 2045 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Reinvested	67	59	65	69

Change in Class A Shares	67	59	65	69

Class C
Reinvested	45	40	43	50

Change in Class C Shares	45	40	43	50

Class R2
Reinvested	57	52	56	61

Change in Class R2 Shares	57	52	56	61

Class R5
Issued	585,960	1,495,956	473,295	856,627
Reinvested	36,801	13,323	22,295	7,118
Redeemed	(112,427)	(158,241)	(106,302)	(70,827)

Change in Class R5 Shares	510,334	1,351,038	389,288	792,918

Class R6
Issued	1,029,638	1,039,375	734,473	382,975
Reinvested	33,960	18,468	15,520	7,163
Redeemed	(160,911)	(97,701)	(138,958)	(22,290)

Change in Class R6 Shares	902,687	960,142	611,035	367,848

Select Class
Issued	299,611	507,920	238,413	203,721
Reinvested	13,489	9,585	5,525	3,765
Redeemed	(111,723)	(29,176)	(97,787)	(55,425)

Change in Select Class Shares	201,377	488,329	146,151	152,061

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Distributions reinvested	$1,273	$1,353	$1,258	$2,184

Change in net assets resulting from Class A capital transactions	$1,273	$1,353	$1,258	$2,184

Class C
Distributions reinvested	$853	$974	$839	$1,801

Change in net assets resulting from Class C capital transactions	$853	$974	$839	$1,801

Class R2
Distributions reinvested	$1,097	$1,194	$1,082	$2,023

Change in net assets resulting from Class R2 capital transactions	$1,097	$1,194	$1,082	$2,023

Class R5
Proceeds from shares issued	$5,890,315	$10,855,297	$3,008,056	$3,784,354
Distributions reinvested	296,594	107,452	118,417	36,205
Cost of shares redeemed	(1,561,233)	(1,050,497)	(377,099)	(92,121)

Change in net assets resulting from Class R5 capital transactions	$4,625,676	$9,912,252	$2,749,374	$3,728,438

Class R6
Proceeds from shares issued	$7,744,641	$3,417,080	$2,227,517	$287,744
Distributions reinvested	153,001	71,596	27,859	10,970
Cost of shares redeemed	(1,801,398)	(511,424)	(598,073)	(77,003)

Change in net assets resulting from Class R6 capital transactions	$6,096,244	$2,977,252	$1,657,303	$221,711

Select Class
Proceeds from shares issued	$3,054,689	$3,057,384	$1,069,391	$214,914
Distributions reinvested	117,254	84,041	33,926	39,720
Cost of shares redeemed	(481,465)	(277,272)	(228,177)	(49,212)

Change in net assets resulting from Select Class capital transactions	$2,690,478	$2,864,153	$875,140	$205,422

Total change in net assets resulting from capital transactions	$13,415,621	$15,757,178	$5,284,996	$4,161,579

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	JPMorgan SmartRetirement Blend 2050 Fund		JPMorgan SmartRetirement Blend 2055 Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Reinvested	65	71	65	119

Change in Class A Shares	65	71	65	119

Class C
Reinvested	43	52	44	99

Change in Class C Shares	43	52	44	99

Class R2
Reinvested	56	64	56	110

Change in Class R2 Shares	56	64	56	110

Class R5
Issued	295,740	579,040	153,205	204,811
Reinvested	15,096	5,540	6,131	1,896
Redeemed	(78,993)	(55,336)	(19,594)	(4,933)

Change in Class R5 Shares	231,843	529,244	139,742	201,774

Class R6
Issued	389,949	187,362	114,202	15,884
Reinvested	7,769	3,774	1,437	595
Redeemed	(89,687)	(27,701)	(30,079)	(4,206)

Change in Class R6 Shares	308,031	163,435	85,560	12,273

Select Class
Issued	154,067	172,945	54,644	11,744
Reinvested	5,971	4,440	1,756	2,162
Redeemed	(24,330)	(15,031)	(11,588)	(2,790)

Change in Select Class Shares	135,708	162,354	44,812	11,116

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend Income Fund
Class A
Year Ended June 30, 2015	$16.78	$0.28		$(0.19)	$0.09	$(0.28)	$(0.12)	$(0.40)
Year Ended June 30, 2014	15.44	0.30	(h)	1.33	1.63	(0.28)	(0.01)	(0.29)
July 2, 2012 (j) through June 30, 2013	15.00	0.32	(k)	0.41	0.73	(0.29)	— (l)	(0.29)

Class C
Year Ended June 30, 2015	16.77	0.18		(0.19)	(0.01)	(0.18)	(0.12)	(0.30)
Year Ended June 30, 2014	15.44	0.20	(h)	1.33	1.53	(0.19)	(0.01)	(0.20)
July 2, 2012 (j) through June 30, 2013	15.00	0.23	(k)	0.41	0.64	(0.20)	— (l)	(0.20)

Class R2
Year Ended June 30, 2015	16.77	0.23		(0.17)	0.06	(0.24)	(0.12)	(0.36)
Year Ended June 30, 2014	15.44	0.26	(h)	1.32	1.58	(0.24)	(0.01)	(0.25)
July 2, 2012 (j) through June 30, 2013	15.00	0.28	(k)	0.41	0.69	(0.25)	— (l)	(0.25)

Class R5
Year Ended June 30, 2015	16.77	0.33		(0.17)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.44	0.38	(h)	1.30	1.68	(0.34)	(0.01)	(0.35)
July 2, 2012 (j) through June 30, 2013	15.00	0.33	(k)	0.45	0.78	(0.34)	— (l)	(0.34)

Class R6
Year Ended June 30, 2015	16.78	0.34		(0.18)	0.16	(0.34)	(0.12)	(0.46)
Year Ended June 30, 2014	15.45	0.39	(h)	1.30	1.69	(0.35)	(0.01)	(0.36)
July 2, 2012 (j) through June 30, 2013	15.00	0.37	(k)	0.43	0.80	(0.35)	— (l)	(0.35)

Select Class
Year Ended June 30, 2015	16.77	0.29		(0.16)	0.13	(0.31)	(0.12)	(0.43)
Year Ended June 30, 2014	15.44	0.34	(h)	1.31	1.65	(0.31)	(0.01)	(0.32)
July 2, 2012 (j) through June 30, 2013	15.00	0.34	(k)	0.41	0.75	(0.31)	— (l)	(0.31)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of classes.
(l)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$16.47	0.53%	$58,318	0.56%		1.66%		1.37%		24%
16.78	10.61	57,991	0.51	(i)	1.85	(i)	1.87	(i)	86
15.44	4.87	52,447	0.54	(i)	2.07	(i)(k)	12.14	(i)	84

16.46	(0.05)	57,280	1.15		1.06		1.87		24
16.77	9.92	57,298	1.11	(i)	1.24	(i)	2.37	(i)	86
15.44	4.26	52,134	1.14	(i)	1.47	(i)(k)	12.64	(i)	84

16.47	0.35	57,882	0.81		1.41		1.62		24
16.77	10.28	57,700	0.76	(i)	1.59	(i)	2.12	(i)	86
15.44	4.61	52,315	0.79	(i)	1.81	(i)(k)	12.38	(i)	84

16.47	0.95	22,682,759	0.20		2.02		0.87		24
16.77	10.94	21,940,682	0.19	(i)	2.33	(i)	0.95	(i)	86
15.44	5.24	398,244	0.20	(i)	3.20	(i)(k)	9.64	(i)	84

16.48	0.99	20,191,251	0.16		2.08		0.77		24
16.78	10.97	13,960,559	0.12	(i)	2.37	(i)	1.27	(i)	86
15.45	5.34	3,874,952	0.17	(i)	2.47	(i)(k)	4.40	(i)	84

16.47	0.77	5,847,907	0.41		1.90		1.02		24
16.77	10.74	2,495,073	0.36	(i)	2.10	(i)	1.55	(i)	86
15.44	5.03	788,241	0.40	(i)	2.22	(i)(k)	11.88	(i)	84

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2015 Fund
Class A
Year Ended June 30, 2015	$17.29	$0.30	(h)	$(0.15)	$0.15	$(0.30)	$(0.12)	$(0.42)
Year Ended June 30, 2014	15.71	0.32	(h)	1.61	1.93	(0.34)	(0.01)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.35	(j)	0.66	1.01	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2015	17.28	0.19	(h)	(0.14)	0.05	(0.20)	(0.12)	(0.32)
Year Ended June 30, 2014	15.71	0.22	(h)	1.60	1.82	(0.24)	(0.01)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.25	(j)	0.66	0.91	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2015	17.29	0.25	(h)	(0.15)	0.10	(0.25)	(0.12)	(0.37)
Year Ended June 30, 2014	15.71	0.28	(h)	1.61	1.89	(0.30)	(0.01)	(0.31)
July 2, 2012 (k) through June 30, 2013	15.00	0.31	(j)	0.66	0.97	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2015	17.29	0.36	(h)	(0.15)	0.21	(0.36)	(0.12)	(0.48)
Year Ended June 30, 2014	15.71	0.39	(h)	1.60	1.99	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.35	(j)	0.71	1.06	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2015	17.29	0.37	(h)	(0.16)	0.21	(0.36)	(0.12)	(0.48)
Year Ended June 30, 2014	15.72	0.41	(h)	1.58	1.99	(0.41)	(0.01)	(0.42)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(j)	0.69	1.08	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2015	17.29	0.34	(h)	(0.17)	0.17	(0.33)	(0.12)	(0.45)
Year Ended June 30, 2014	15.71	0.37	(h)	1.59	1.96	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(j)	0.66	1.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$17.02	0.86%	$60,484	0.56%		1.73%		1.25%		23%
17.29	12.36	59,964	0.51	(i)	1.94	(i)	1.54	(i)	75
15.71	6.73	53,380	0.55	(i)	2.24	(i)(j)	11.07	(i)	50

17.01	0.26	59,407	1.15		1.13		1.74		23
17.28	11.65	59,249	1.11	(i)	1.34	(i)	2.03	(i)	75
15.71	6.12	53,060	1.15	(i)	1.63	(i)(j)	11.56	(i)	50

17.02	0.61	60,030	0.81		1.48		1.49		23
17.29	12.09	59,663	0.76	(i)	1.69	(i)	1.78	(i)	75
15.71	6.47	53,245	0.80	(i)	1.98	(i)(j)	11.31	(i)	50

17.02	1.21	25,280,472	0.20		2.10		0.73		23
17.29	12.75	21,360,913	0.19	(i)	2.32	(i)	0.88	(i)	75
15.71	7.11	1,664,879	0.22	(i)	4.74	(i)(j)	4.81	(i)	50

17.02	1.26	26,706,166	0.16		2.13		0.67		23
17.29	12.73	23,135,359	0.12	(i)	2.44	(i)	1.01	(i)	75
15.72	7.22	12,260,353	0.17	(i)	2.70	(i)(j)	1.91	(i)	50

17.01	0.97	7,410,367	0.41		1.97		0.92		23
17.29	12.55	3,168,728	0.38	(i)	2.23	(i)	1.28	(i)	75
15.71	6.90	918,172	0.40	(i)	2.40	(i)(j)	10.55	(i)	50

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2020 Fund
Class A
Year Ended June 30, 2015	$18.03	$0.33	(h)	$(0.05)	$0.28	$(0.32)	$(0.08)	$(0.40)
Year Ended June 30, 2014	16.03	0.33	(h)(i)	2.02	2.35	(0.34)	(0.01)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	0.96	1.33	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2015	18.03	0.22	(h)	(0.05)	0.17	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.02	0.23	(h)(i)	2.03	2.26	(0.24)	(0.01)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	0.96	1.23	(0.21)	—	(0.21)

Class R2
Year Ended June 30, 2015	18.03	0.28	(h)	(0.05)	0.23	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.03	0.29	(h)(i)	2.02	2.31	(0.30)	(0.01)	(0.31)
July 2, 2012 (k) through June 30, 2013	15.00	0.33	(i)	0.96	1.29	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2015	18.03	0.40	(h)	(0.06)	0.34	(0.38)	(0.08)	(0.46)
Year Ended June 30, 2014	16.03	0.46	(h)(i)	1.95	2.41	(0.40)	(0.01)	(0.41)
July 2, 2012 (k) through June 30, 2013	15.00	0.37	(i)	1.02	1.39	(0.36)	—	(0.36)

Class R6
Year Ended June 30, 2015	18.03	0.40	(h)	(0.04)	0.36	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.03	0.44	(h)(i)	1.98	2.42	(0.41)	(0.01)	(0.42)
July 2, 2012 (k) through June 30, 2013	15.00	0.41	(i)	0.98	1.39	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2015	18.03	0.37	(h)	(0.06)	0.31	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.03	0.39	(h)(i)	1.99	2.38	(0.37)	(0.01)	(0.38)
July 2, 2012 (k) through June 30, 2013	15.00	0.38	(i)	0.98	1.36	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credit and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credit (f)		Portfolio turnover rate (c)(g)

$17.91	1.54%	$63,467	0.57%		1.80%		1.10%		17%
18.03	14.75	62,504	0.53	(j)	1.94	(i)(j)	1.28	(j)	49
16.03	8.93	54,454	0.56	(j)	2.33	(i)(j)	10.57	(j)	31

17.91	0.94	62,339	1.17		1.20		1.61		17
18.03	14.16	61,763	1.13	(j)	1.34	(i)(j)	1.78	(j)	49
16.02	8.23	54,131	1.16	(j)	1.73	(i)(j)	11.07	(j)	31

17.91	1.29	62,995	0.82		1.55		1.36		17
18.03	14.47	62,195	0.78	(j)	1.69	(i)(j)	1.53	(j)	49
16.03	8.66	54,320	0.81	(j)	2.08	(i)(j)	10.82	(j)	31

17.91	1.89	58,510,251	0.22		2.19		0.60		17
18.03	15.15	45,752,633	0.21	(j)	2.60	(i)(j)	0.68	(j)	49
16.03	9.31	667,513	0.22	(j)	4.48	(i)(j)	6.18	(j)	31

17.92	2.00	75,032,153	0.17		2.21		0.53		17
18.03	15.19	48,730,493	0.14	(j)	2.53	(i)(j)	0.76	(j)	49
16.03	9.35	17,419,901	0.18	(j)	2.84	(i)(j)	1.56	(j)	31

17.91	1.71	14,807,138	0.42		2.06		0.78		17
18.03	14.95	6,808,020	0.38	(j)	2.28	(i)(j)	1.01	(j)	49
16.03	9.10	988,689	0.41	(j)	2.52	(i)(j)	9.98	(j)	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2025 Fund
Class A
Year Ended June 30, 2015	$18.58	$0.32		$0.01	(h)	$0.33	$(0.32)	$(0.07)	$(0.39)
Year Ended June 30, 2014	16.27	0.33	(i)(j)	2.35		2.68	(0.35)	(0.02)	(0.37)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(i)	1.20		1.57	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2015	18.57	0.21		0.01	(h)	0.22	(0.21)	(0.07)	(0.28)
Year Ended June 30, 2014	16.27	0.22	(i)(j)	2.35		2.57	(0.25)	(0.02)	(0.27)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(i)	1.21		1.48	(0.21)	—	(0.21)

Class R2
Year Ended June 30, 2015	18.58	0.28		(0.01	)(h)	0.27	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.27	0.29	(i)(j)	2.35		2.64	(0.31)	(0.02)	(0.33)
July 2, 2012 (l) through June 30, 2013	15.00	0.33	(i)	1.20		1.53	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2015	18.59	0.38		—	(h)(m)	0.38	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.28	0.47	(i)(j)	2.27		2.74	(0.41)	(0.02)	(0.43)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(i)	1.25		1.64	(0.36)	—	(0.36)

Class R6
Year Ended June 30, 2015	18.58	0.38		0.02	(h)	0.40	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.27	0.44	(i)(j)	2.31		2.75	(0.42)	(0.02)	(0.44)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(i)	1.21		1.63	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2015	18.58	0.34		0.01	(h)	0.35	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.28	0.41	(i)(j)	2.29		2.70	(0.38)	(0.02)	(0.40)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(i)	1.22		1.61	(0.33)	—	(0.33)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Calculated based upon average shares outstanding.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.
(m)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$18.52	1.77%	$65,562	0.58%		1.74%		1.13%		14%
18.58	16.57	64,440	0.53	(k)	1.88	(i)(k)	1.42	(k)	40
16.27	10.55	55,293	0.57	(k)	2.33	(i)(k)	10.86	(k)	25

18.51	1.17	64,394	1.18		1.14		1.64		14
18.57	15.83	63,675	1.12	(k)	1.28	(i)(k)	1.92	(k)	40
16.27	9.91	54,964	1.17	(k)	1.73	(i)(k)	11.36	(k)	25

18.51	1.46	65,072	0.83		1.49		1.39		14
18.58	16.29	64,120	0.78	(k)	1.63	(i)(k)	1.67	(k)	40
16.27	10.28	55,156	0.82	(k)	2.08	(i)(k)	11.11	(k)	25

18.52	2.07	57,570,135	0.22		2.17		0.63		14
18.59	16.96	41,884,578	0.21	(k)	2.62	(i)(k)	0.76	(k)	40
16.28	11.01	1,386,248	0.24	(k)	5.51	(i)(k)	4.79	(k)	25

18.52	2.17	57,094,878	0.18		2.19		0.55		14
18.58	17.02	31,592,373	0.14	(k)	2.47	(i)(k)	0.90	(k)	40
16.27	10.98	13,347,658	0.20	(k)	2.79	(i)(k)	1.76	(k)	25

18.51	1.89	14,107,981	0.43		2.02		0.82		14
18.58	16.69	6,485,172	0.40	(k)	2.33	(i)(k)	1.13	(k)	40
16.28	10.78	840,259	0.42	(k)	2.48	(i)(k)	10.56	(k)	25

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Year Ended June 30, 2015	$19.14	$0.33	(h)	$0.04	(i)	$0.37	$(0.32)	$(0.08)	$(0.40)
Year Ended June 30, 2014	16.48	0.33	(h)(j)	2.67		3.00	(0.33)	(0.01)	(0.34)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(j)	1.40		1.77	(0.29)	—	(0.29)

Class C
Year Ended June 30, 2015	19.13	0.21	(h)	0.05	(i)	0.26	(0.21)	(0.08)	(0.29)
Year Ended June 30, 2014	16.48	0.22	(h)(j)	2.67		2.89	(0.23)	(0.01)	(0.24)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.41		1.68	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2015	19.14	0.28	(h)	0.03	(i)	0.31	(0.27)	(0.08)	(0.35)
Year Ended June 30, 2014	16.48	0.28	(h)(j)	2.68		2.96	(0.29)	(0.01)	(0.30)
July 2, 2012 (l) through June 30, 2013	15.00	0.33	(j)	1.40		1.73	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2015	19.14	0.40	(h)	0.03	(i)	0.43	(0.39)	(0.08)	(0.47)
Year Ended June 30, 2014	16.48	0.52	(h)(j)	2.55		3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.40	(j)	1.43		1.83	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2015	19.14	0.41	(h)	0.04	(i)	0.45	(0.40)	(0.08)	(0.48)
Year Ended June 30, 2014	16.48	0.46	(h)(j)	2.61		3.07	(0.40)	(0.01)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.41		1.83	(0.35)	—	(0.35)

Select Class
Year Ended June 30, 2015	19.13	0.37	(h)	0.02	(i)	0.39	(0.35)	(0.08)	(0.43)
Year Ended June 30, 2014	16.48	0.40	(h)(j)	2.63		3.03	(0.37)	(0.01)	(0.38)
July 2, 2012 (l) through June 30, 2013	15.00	0.38	(j)	1.42		1.80	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.11	1.95%	$67,472	0.58%		1.69%		1.11%		14%
19.14	18.32	66,203	0.54	(k)	1.81	(j)(k)	1.45	(k)	36
16.48	11.89	55,947	0.58	(k)	2.31	(j)(k)	11.17	(k)	30

19.10	1.35	66,269	1.18		1.09		1.61		14
19.13	17.58	65,414	1.14	(k)	1.21	(j)(k)	1.95	(k)	36
16.48	11.25	55,613	1.18	(k)	1.71	(j)(k)	11.67	(k)	30

19.10	1.65	66,965	0.83		1.44		1.36		14
19.14	18.03	65,871	0.79	(k)	1.56	(j)(k)	1.70	(k)	36
16.48	11.62	55,807	0.83	(k)	2.06	(j)(k)	11.42	(k)	30

19.10	2.26	72,055,507	0.23		2.09		0.62		14
19.14	18.73	58,548,233	0.22	(k)	2.78	(j)(k)	0.73	(k)	36
16.48	12.29	974,686	0.26	(k)	4.51	(j)(k)	5.45	(k)	30

19.11	2.36	54,851,499	0.18		2.13		0.53		14
19.14	18.77	29,155,385	0.16	(k)	2.50	(j)(k)	0.89	(k)	36
16.48	12.33	6,769,334	0.22	(k)	2.80	(j)(k)	2.85	(k)	30

19.09	2.07	16,278,094	0.43		1.93		0.80		14
19.13	18.47	11,169,043	0.39	(k)	2.21	(j)(k)	1.13	(k)	36
16.48	12.06	929,479	0.43	(k)	2.45	(j)(k)	10.68	(k)	30

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2035 Fund
Class A
Year Ended June 30, 2015	$19.57	$0.32		$0.07	(h)	$0.39	$(0.32)	$(0.07)	$(0.39)
Year Ended June 30, 2014	16.67	0.31	(i)(j)	2.93		3.24	(0.32)	(0.02)	(0.34)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(i)	1.60		1.97	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2015	19.56	0.20		0.07	(h)	0.27	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2014	16.66	0.20	(i)(j)	2.93		3.13	(0.21)	(0.02)	(0.23)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(i)	1.59		1.86	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2015	19.57	0.27		0.07	(h)	0.34	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2014	16.67	0.27	(i)(j)	2.92		3.19	(0.27)	(0.02)	(0.29)
July 2, 2012 (l) through June 30, 2013	15.00	0.33	(i)	1.60		1.93	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2015	19.58	0.38		0.07	(h)	0.45	(0.38)	(0.07)	(0.45)
Year Ended June 30, 2014	16.67	0.51	(i)(j)	2.80		3.31	(0.38)	(0.02)	(0.40)
July 2, 2012 (l) through June 30, 2013	15.00	0.41	(i)	1.61		2.02	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2015	19.57	0.38		0.09	(h)	0.47	(0.39)	(0.07)	(0.46)
Year Ended June 30, 2014	16.67	0.48	(i)(j)	2.83		3.31	(0.39)	(0.02)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.43	(i)	1.60		2.03	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2015	19.57	0.34		0.08	(h)	0.42	(0.35)	(0.07)	(0.42)
Year Ended June 30, 2014	16.67	0.40	(i)(j)	2.87		3.27	(0.35)	(0.02)	(0.37)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(i)	1.60		1.99	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Calculated based upon average shares outstanding.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.57	1.98%	$68,989	0.58%		1.65%		1.19%		14%
19.57	19.50	67,644	0.54	(k)	1.72	(i)(k)	1.94	(k)	37
16.67	13.21	56,597	0.59	(k)	2.29	(i)(k)	12.8	(k)	41

19.56	1.37	67,759	1.18		1.04		1.69		14
19.56	18.83	66,839	1.14	(k)	1.11	(i)(k)	2.43	(k)	37
16.66	12.49	56,260	1.19	(k)	1.69	(i)(k)	13.30	(k)	41

19.57	1.72	68,472	0.83		1.39		1.44		14
19.57	19.21	67,306	0.79	(k)	1.46	(i)(k)	2.18	(k)	37
16.67	12.93	56,455	0.84	(k)	2.04	(i)(k)	13.04	(k)	41

19.58	2.33	39,097,276	0.23		2.09		0.71		14
19.58	19.98	26,317,740	0.22	(k)	2.67	(i)(k)	0.91	(k)	37
16.67	13.60	606,414	0.26	(k)	5.21	(i)(k)	10.33	(k)	41

19.58	2.43	44,103,932	0.18		2.10		0.60		14
19.57	19.96	23,185,570	0.16	(k)	2.59	(i)(k)	1.08	(k)	37
16.67	13.65	1,295,293	0.23	(k)	2.78	(i)(k)	7.67	(k)	41

19.57	2.14	12,247,862	0.43		1.94		0.88		14
19.57	19.69	7,039,219	0.41	(k)	2.13	(i)(k)	1.41	(k)	37
16.67	13.38	1,176,228	0.45	(k)	2.41	(i)(k)	11.89	(k)	41

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2040 Fund
Class A
Year Ended June 30, 2015	$19.80	$0.32	(h)	$0.09	(i)	$0.41	$(0.32)	$(0.06)	$(0.38)
Year Ended June 30, 2014	16.72	0.32	(h)(j)	3.10		3.42	(0.32)	(0.02)	(0.34)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(j)	1.64		2.01	(0.29)	—	(0.29)

Class C
Year Ended June 30, 2015	19.79	0.20	(h)	0.09	(i)	0.29	(0.20)	(0.06)	(0.26)
Year Ended June 30, 2014	16.72	0.20	(h)(j)	3.10		3.30	(0.21)	(0.02)	(0.23)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.65		1.92	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2015	19.80	0.27	(h)	0.08	(i)	0.35	(0.27)	(0.06)	(0.33)
Year Ended June 30, 2014	16.72	0.27	(h)(j)	3.10		3.37	(0.27)	(0.02)	(0.29)
July 2, 2012 (l) through June 30, 2013	15.00	0.32	(j)	1.65		1.97	(0.25)	—	(0.25)

Class R5
Year Ended June 30, 2015	19.80	0.41	(h)	0.07	(i)	0.48	(0.39)	(0.06)	(0.45)
Year Ended June 30, 2014	16.72	0.52	(h)(j)	2.96		3.48	(0.38)	(0.02)	(0.40)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.65		2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2015	19.80	0.42	(h)	0.07	(i)	0.49	(0.40)	(0.06)	(0.46)
Year Ended June 30, 2014	16.72	0.48	(h)(j)	3.01		3.49	(0.39)	(0.02)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.66		2.08	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2015	19.79	0.37	(h)	0.07	(i)	0.44	(0.35)	(0.06)	(0.41)
Year Ended June 30, 2014	16.72	0.40	(h)(j)	3.04		3.44	(0.35)	(0.02)	(0.37)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.65		2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.83	2.08%	$69,811	0.58%		1.63%		1.20%		12%
19.80	20.50	68,397	0.56	(k)	1.71	(j)(k)	1.93	(k)	22
16.72	13.52	56,777	0.60	(k)	2.88	(j)(k)	14.44	(k)	52

19.82	1.47	68,566	1.18		1.02		1.70		12
19.79	19.75	67,582	1.16	(k)	1.10	(j)(k)	2.44	(k)	22
16.72	12.87	56,439	1.20	(k)	1.68	(j)(k)	14.93	(k)	52

19.82	1.77	69,287	0.83		1.37		1.45		12
19.80	20.21	68,055	0.81	(k)	1.45	(j)(k)	2.18	(k)	22
16.72	13.25	56,635	0.85	(k)	2.03	(j)(k)	14.68	(k)	52

19.83	2.43	37,700,436	0.23		2.06		0.72		12
19.80	20.92	27,542,352	0.22	(k)	2.74	(j)(k)	0.88	(k)	22
16.72	13.92	669,908	0.27	(k)	5.57	(j)(k)	12.70	(k)	52

19.83	2.48	37,529,276	0.18		2.09		0.61		12
19.80	20.97	19,605,778	0.16	(k)	2.56	(j)(k)	1.04	(k)	22
16.72	13.96	504,437	0.23	(k)	2.67	(j)(k)	11.68	(k)	52

19.82	2.24	14,767,955	0.43		1.86		0.89		12
19.79	20.66	10,763,142	0.40	(k)	2.15	(j)(k)	1.35	(k)	22
16.72	13.70	928,644	0.45	(k)	2.44	(j)(k)	14.11	(k)	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2045 Fund
Class A
Year Ended June 30, 2015	$19.71	$0.32		$0.08	(h)	$0.40	$(0.32)	$(0.04)	$(0.36)
Year Ended June 30, 2014	16.72	0.32	(i)(j)	3.05		3.37	(0.33)	(0.05)	(0.38)
July 2, 2012 (l) through June 30, 2013	15.00	0.37	(j)	1.65		2.02	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2015	19.70	0.20		0.08	(h)	0.28	(0.20)	(0.04)	(0.24)
Year Ended June 30, 2014	16.71	0.21	(i)(j)	3.05		3.26	(0.22)	(0.05)	(0.27)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.64		1.91	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2015	19.71	0.27		0.07	(h)	0.34	(0.27)	(0.04)	(0.31)
Year Ended June 30, 2014	16.72	0.27	(i)(j)	3.05		3.32	(0.28)	(0.05)	(0.33)
July 2, 2012 (l) through June 30, 2013	15.00	0.33	(j)	1.65		1.98	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2015	19.71	0.38		0.09	(h)	0.47	(0.39)	(0.04)	(0.43)
Year Ended June 30, 2014	16.72	0.55	(i)(j)	2.88		3.43	(0.39)	(0.05)	(0.44)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.65		2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2015	19.72	0.39		0.09	(h)	0.48	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.50	(i)(j)	2.95		3.45	(0.40)	(0.05)	(0.45)
July 2, 2012 (l) through June 30, 2013	15.00	0.43	(j)	1.65		2.08	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2015	19.71	0.34		0.08	(h)	0.42	(0.35)	(0.04)	(0.39)
Year Ended June 30, 2014	16.72	0.39	(i)(j)	3.01		3.40	(0.36)	(0.05)	(0.41)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.65		2.04	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Calculated based upon average shares outstanding.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.75	2.08%	$69,714	0.58%		1.62%		1.42%		15%
19.71	20.29	68,311	0.53	(k)	1.73	(j)(k)	3.34	(k)	31
16.72	13.56	56,774	0.60	(k)	2.28	(j)(k)	15.87	(k)	64

19.74	1.47	68,470	1.18		1.02		1.92		15
19.70	19.62	67,498	1.13	(k)	1.13	(j)(k)	3.84	(k)	31
16.71	12.84	56,435	1.20	(k)	1.68	(j)(k)	16.36	(k)	64

19.74	1.77	69,190	0.83		1.37		1.67		15
19.71	20.00	67,969	0.78	(k)	1.48	(j)(k)	3.59	(k)	31
16.72	13.29	56,632	0.85	(k)	2.03	(j)(k)	16.10	(k)	64

19.75	2.44	23,577,304	0.23		2.07		0.94		15
19.71	20.71	15,862,556	0.21	(k)	2.87	(j)(k)	1.32	(k)	31
16.72	13.96	197,653	0.26	(k)	3.43	(j)(k)	15.73	(k)	64

19.76	2.48	19,533,673	0.18		2.15		0.79		15
19.72	20.81	7,446,757	0.16	(k)	2.67	(j)(k)	1.97	(k)	31
16.72	14.00	162,602	0.23	(k)	2.41	(j)(k)	14.36	(k)	64

19.74	2.19	6,897,792	0.43		1.95		1.10		15
19.71	20.47	4,006,265	0.40	(k)	2.10	(j)(k)	2.56	(k)	31
16.72	13.73	855,650	0.45	(k)	2.43	(j)(k)	15.61	(k)	64

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2050 Fund
Class A
Year Ended June 30, 2015	$19.72	$0.32		$0.07	$0.39	$(0.33)	$(0.04)	$(0.37)
Year Ended June 30, 2014	16.73	0.33	(h)(i)	3.05	3.38	(0.34)	(0.05)	(0.39)
July 2, 2012 (k) through June 30, 2013	15.00	0.36	(i)	1.67	2.03	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2015	19.71	0.20		0.07	0.27	(0.21)	(0.04)	(0.25)
Year Ended June 30, 2014	16.72	0.21	(h)(i)	3.06	3.27	(0.23)	(0.05)	(0.28)
July 2, 2012 (k) through June 30, 2013	15.00	0.27	(i)	1.65	1.92	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2015	19.71	0.27		0.08	0.35	(0.28)	(0.04)	(0.32)
Year Ended June 30, 2014	16.72	0.28	(h)(i)	3.06	3.34	(0.30)	(0.05)	(0.35)
July 2, 2012 (k) through June 30, 2013	15.00	0.32	(i)	1.66	1.98	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2015	19.71	0.39		0.08	0.47	(0.40)	(0.04)	(0.44)
Year Ended June 30, 2014	16.72	0.53	(h)(i)	2.92	3.45	(0.41)	(0.05)	(0.46)
July 2, 2012 (k) through June 30, 2013	15.00	0.42	(i)	1.65	2.07	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2015	19.72	0.41		0.07	0.48	(0.41)	(0.04)	(0.45)
Year Ended June 30, 2014	16.73	0.49	(h)(i)	2.97	3.46	(0.42)	(0.05)	(0.47)
July 2, 2012 (k) through June 30, 2013	15.00	0.43	(i)	1.66	2.09	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2015	19.71	0.35		0.07	0.42	(0.36)	(0.04)	(0.40)
Year Ended June 30, 2014	16.73	0.40	(h)(i)	3.01	3.41	(0.38)	(0.05)	(0.43)
July 2, 2012 (k) through June 30, 2013	15.00	0.39	(i)	1.66	2.05	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes interest expense, if applicable, which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.74	1.97%	$69,732	0.58%		1.63%		1.57%		11%
19.72	20.36	68,363	0.55	(j)	1.77	(i)(j)	3.42	(j)	23
16.73	13.62	56,796	0.60	(j)	2.28	(i)(j)	15.61	(j)	49

19.73	1.37	68,487	1.18		1.03		2.07		11
19.71	19.68	67,548	1.15	(j)	1.17	(i)(j)	3.92	(j)	23
16.72	12.90	56,458	1.20	(j)	1.67	(i)(j)	16.10	(j)	49

19.74	1.78	69,207	0.83		1.38		1.82		11
19.71	20.08	68,021	0.80	(j)	1.52	(i)(j)	3.67	(j)	23
16.72	13.28	56,654	0.85	(j)	2.02	(i)(j)	15.85	(j)	49

19.74	2.38	15,617,460	0.23		2.06		1.09		11
19.71	20.79	11,027,186	0.21	(j)	2.78	(i)(j)	1.74	(j)	23
16.72	13.95	503,559	0.27	(j)	4.14	(i)(j)	14.51	(j)	49

19.75	2.43	9,591,809	0.18		2.20		0.92		11
19.72	20.82	3,503,945	0.16	(j)	2.60	(i)(j)	2.52	(j)	23
16.73	14.06	238,087	0.22	(j)	3.09	(i)(j)	14.50	(j)	49

19.73	2.14	6,897,259	0.43		1.88		1.25		11
19.71	20.51	4,214,542	0.40	(j)	2.16	(i)(j)	2.90	(j)	23
16.73	13.79	860,746	0.45	(j)	2.43	(i)(j)	15.35	(j)	49

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartRetirement Blend 2055 Fund
Class A
Year Ended June 30, 2015	$19.36	$0.32		$0.08	(h)	$0.40	$(0.32)	$(0.03)	$(0.35)
Year Ended June 30, 2014	16.71	0.33	(i)(j)	2.95		3.28	(0.40)	(0.23)	(0.63)
July 2, 2012 (l) through June 30, 2013	15.00	0.36	(j)	1.65		2.01	(0.30)	—	(0.30)

Class C
Year Ended June 30, 2015	19.35	0.20		0.08	(h)	0.28	(0.21)	(0.03)	(0.24)
Year Ended June 30, 2014	16.70	0.22	(i)(j)	2.95		3.17	(0.29)	(0.23)	(0.52)
July 2, 2012 (l) through June 30, 2013	15.00	0.27	(j)	1.63		1.90	(0.20)	—	(0.20)

Class R2
Year Ended June 30, 2015	19.35	0.27		0.09	(h)	0.36	(0.28)	(0.03)	(0.31)
Year Ended June 30, 2014	16.71	0.29	(i)(j)	2.94		3.23	(0.36)	(0.23)	(0.59)
July 2, 2012 (l) through June 30, 2013	15.00	0.32	(j)	1.65		1.97	(0.26)	—	(0.26)

Class R5
Year Ended June 30, 2015	19.36	0.39		0.08	(h)	0.47	(0.39)	(0.03)	(0.42)
Year Ended June 30, 2014	16.71	0.58	(i)(j)	2.77		3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (l) through June 30, 2013	15.00	0.42	(j)	1.64		2.06	(0.35)	—	(0.35)

Class R6
Year Ended June 30, 2015	19.36	0.40		0.08	(h)	0.48	(0.40)	(0.03)	(0.43)
Year Ended June 30, 2014	16.71	0.46	(i)(j)	2.89		3.35	(0.47)	(0.23)	(0.70)
July 2, 2012 (l) through June 30, 2013	15.00	0.43	(j)	1.64		2.07	(0.36)	—	(0.36)

Select Class
Year Ended June 30, 2015	19.35	0.35		0.09	(h)	0.44	(0.36)	(0.03)	(0.39)
Year Ended June 30, 2014	16.71	0.37	(i)(j)	2.93		3.30	(0.43)	(0.23)	(0.66)
July 2, 2012 (l) through June 30, 2013	15.00	0.39	(j)	1.64		2.03	(0.32)	—	(0.32)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculation of the net realized and unrealized gains (losses) per share do not correlate with the Fund’s net realized and unrealized gains (losses) presented on the Statement of Operations due to the timing of capital transactions in relation to the fluctuating market values of the Fund’s investments.
(i)	Calculated based upon average shares outstanding.
(j)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(k)	Certain non-recurring expenses incurred by the Fund were not annualized for the year ended June 30, 2014 and for the period ended June 30, 2013.
(l)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$19.41	2.12%	$69,475	0.58%		1.64%		3.04%		16%
19.36	19.92	68,033	0.51	(k)	1.84	(j)(k)	9.61	(k)	23
16.71	13.49	56,738	0.60	(k)	2.27	(j)(k)	16.56	(k)	52

19.39	1.46	68,236	1.18		1.03		3.53		16
19.35	19.25	67,223	1.10	(k)	1.23	(j)(k)	10.11	(k)	23
16.70	12.77	56,400	1.20	(k)	1.67	(j)(k)	17.04	(k)	52

19.40	1.87	68,954	0.83		1.38		3.28		16
19.35	19.57	67,693	0.75	(k)	1.59	(j)(k)	9.86	(k)	23
16.71	13.21	56,597	0.85	(k)	2.02	(j)(k)	16.79	(k)	52

19.41	2.48	6,710,477	0.23		2.13		2.43		16
19.36	20.34	3,988,320	0.21	(k)	3.10	(j)(k)	4.01	(k)	23
16.71	13.88	71,611	0.25	(k)	2.68	(j)(k)	16.17	(k)	52

19.41	2.52	2,025,206	0.18		2.24		2.01		16
19.36	20.38	363,385	0.14	(k)	2.51	(j)(k)	8.79	(k)	23
16.71	13.93	108,546	0.21	(k)	2.85	(j)(k)	16.21	(k)	52

19.40	2.29	2,132,476	0.43		1.89		2.58		16
19.35	20.04	1,259,943	0.36	(k)	2.04	(j)(k)	9.30	(k)	23
16.71	13.66	901,904	0.45	(k)	2.44	(j)(k)	16.31	(k)	52

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	71

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
JPMorgan SmartRetirement® Blend Income Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2015 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2020 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2025 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2030 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2035 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2040 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2045 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2050 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified
JPMorgan SmartRetirement® Blend 2055 Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

Currently, Class A, Class C and Class R2 Shares of the Funds are not publicly offered for investment.

JPMorgan SmartRetirement Blend Income Fund seeks current income and some capital appreciation. JPMorgan SmartRetirement Blend 2015 Fund seeks total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement date. The remaining JPMorgan SmartRetirement Blend Funds each seek high total return with a shift to current income and some capital appreciation over time as each Fund approaches and passes its respective target retirement date.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Funds’ valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date. Investments in open-end investment companies excluding exchange traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

72	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

JPMorgan SmartRetirement Blend Income Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$49,144,528	$25,033	$—	$49,169,561

Appreciation in Other Financial Instruments
Futures Contracts	$1,956	$—	$—	$1,956

JPMorgan SmartRetirement Blend 2015 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$59,824,459	$25,033	$—	$59,849,492

Depreciation in Other Financial Instruments
Futures Contracts	$(7,430)	$—	$—	$(7,430)

JPMorgan SmartRetirement Blend 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$148,759,377	$175,233	$—	$148,934,610

Depreciation in Other Financial Instruments
Futures Contracts	$(49,416)	$—	$—	$(49,416)

JPMorgan SmartRetirement Blend 2025 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$128,939,524	$145,193	$—	$129,084,717

Depreciation in Other Financial Instruments
Futures Contracts	$(34,437)	$—	$—	$(34,437)

JPMorgan SmartRetirement Blend 2030 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$143,426,523	$140,186	$—	$143,566,709

Depreciation in Other Financial Instruments
Futures Contracts	$(35,158)	$—	$—	$(35,158)

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

JPMorgan SmartRetirement Blend 2035 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$95,791,299	$80,106	$—	$95,871,405

Depreciation in Other Financial Instruments
Futures Contracts	$(22,311)	$—	$—	$(22,311)

JPMorgan SmartRetirement Blend 2040 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$90,354,319	$100,133	$—	$90,454,452

Depreciation in Other Financial Instruments
Futures Contracts	$(22,886)	$—	$—	$(22,886)

JPMorgan SmartRetirement Blend 2045 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$50,172,750	$50,066	$—	$50,222,816

Depreciation in Other Financial Instruments
Futures Contracts	$(11,582)	$—	$—	$(11,582)

JPMorgan SmartRetirement Blend 2050 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$32,472,969	$40,053	$—	$32,513,022

Depreciation in Other Financial Instruments
Futures Contracts	$(6,043)	$—	$—	$(6,043)

JPMorgan SmartRetirement Blend 2055 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$11,047,272	$20,027	$—	$11,067,299

Depreciation in Other Financial Instruments
Futures Contracts	$(1,512)	$—	$—	$(1,512)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2015.

B. Investment Transactions with Affiliates — The Funds invest in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”), or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. Included in the realized gain (loss) amounts in the tables below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend Income Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$274,839	$220,000	$300,000	$(61,609)	$—	9,619	$103,303
JPMorgan Core Bond Fund, Class R6 Shares	5,536,703	2,740,743	1,260,000	610	153,840	596,735	6,957,931

74	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend Income Fund (continued)
JPMorgan Corporate Bond Fund, Class R6 Shares	$718,633	$865,825	$—	$1,426	$34,399	156,833	$1,532,258
JPMorgan Emerging Economies Fund, Class R5 Shares	89,236	62,774	—	—	2,774	11,198	141,432
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	836,003	385,876	220,000	(7,743)	45,876	114,740	915,626
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	143,388	1,737	—	—	1,737	5,902	131,606
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	220,227	60,290	—	—	289	28,976	238,181
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,440,372	279,037	500,000	(11,407)	49,002	120,329	1,176,816
JPMorgan High Yield Fund, Class R6 Shares	2,222,482	896,847	470,000	28,319	126,584	327,379	2,474,985
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,923,002	489,034	—	—	29,034	228,132	2,345,200
JPMorgan International Realty Fund, Class R5 Shares	88,100	—	88,019	7,383	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,813,776	20,872,203	19,076,972	—	1,501	5,609,007	5,609,007
JPMorgan Realty Income Fund, Class R5 Shares	883,145	432,110	145,000	28,977	17,713	88,692	1,157,427

	$18,189,906			$(14,044)	$462,749		$22,783,772

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend 2015 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$324,993	$170,000	$275,000	$(58,215)	$—	11,733	$126,014
JPMorgan Core Bond Fund, Class R6 Shares	6,975,809	3,197,083	1,531,000	(14,522)	207,084	735,592	8,576,997
JPMorgan Corporate Bond Fund, Class R6 Shares	933,441	998,664	—	2,012	46,652	191,269	1,868,700
JPMorgan Emerging Economies Fund, Class R5 Shares	292,405	5,383	—	—	5,381	21,726	274,400
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,003,853	722,387	390,000	(19,495)	62,389	152,733	1,218,812
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	341,697	104,032	110,000	(181)	4,033	13,700	305,509
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	261,993	100,374	—	—	374	37,468	307,983
JPMorgan Floating Rate Income Fund, Class R6 Shares	1,359,934	524,282	500,000	(11,450)	54,240	137,421	1,343,973
JPMorgan High Yield Fund, Class R6 Shares	2,616,993	1,400,743	700,000	34,629	161,613	409,242	3,093,871
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,819,508	1,131,577	180,000	(2,034)	31,577	263,078	2,704,442
JPMorgan International Realty Fund, Class R5 Shares	139,708	—	139,580	11,176	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	2,745,564	24,572,353	22,022,906	—	1,460	5,295,011	5,295,011
JPMorgan Realty Income Fund, Class R5 Shares	1,341,493	717,445	403,000	75,838	29,860	129,051	1,684,119

	$20,157,391			$17,758	$604,663		$26,799,831

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend 2020 Fund
JPMorgan Commodities Strategy Fund, Class R6 Shares	$225,664	$—	$50,000	$(12,741)	$—	11,517	$123,693
JPMorgan Core Bond Fund, Class R6 Shares	14,200,717	10,151,472	3,308,000	(32,853)	456,895	1,788,895	20,858,510
JPMorgan Corporate Bond Fund, Class R6 Shares	1,985,810	3,159,387	—	4,386	107,002	510,518	4,987,765
JPMorgan Emerging Economies Fund, Class R5 Shares	1,017,037	488,036	—	—	22,036	112,405	1,419,675
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,845,326	1,580,196	600,000	(21,212)	125,195	325,990	2,601,399
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,521,294	18,431	—	—	18,431	62,614	1,396,295
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	549,082	200,773	—	—	774	77,496	637,019
JPMorgan Floating Rate Income Fund, Class R6 Shares	993,940	541,576	350,000	(8,538)	41,540	118,454	1,158,480
JPMorgan High Yield Fund, Class R6 Shares	4,819,998	3,054,989	910,000	70,929	316,498	865,203	6,540,937
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	1,116,823	1,524,486	—	—	24,486	252,643	2,597,175
JPMorgan International Realty Fund, Class R5 Shares	381,531	—	381,181	29,423	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	585,812	56,538,485	53,801,907	—	526	3,322,390	3,322,390
JPMorgan Realty Income Fund, Class R5 Shares	3,862,607	2,372,553	350,000	134,387	87,902	444,517	5,800,953

	$33,105,641			$163,781	$1,201,285		$51,444,291

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend 2025 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$8,912,065	$8,343,553	$2,662,000	$(27,491)	$301,846	1,239,813	$14,456,214
JPMorgan Corporate Bond Fund, Class R6 Shares	1,288,399	2,432,435	—	2,557	72,878	368,650	3,601,715
JPMorgan Emerging Economies Fund, Class R5 Shares	1,040,216	584,988	—	—	24,989	119,574	1,510,219
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,269,893	1,349,333	480,000	(17,583)	94,333	246,058	1,963,540
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,289,133	610,593	—	—	17,592	77,914	1,737,476
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	410,401	418	—	—	418	41,883	344,276
JPMorgan High Yield Fund, Class R6 Shares	3,411,091	2,562,038	710,000	47,035	232,843	654,310	4,946,582
JPMorgan International Realty Fund, Class R5 Shares	313,356	—	313,068	23,880	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	518,242	53,981,038	52,109,095	—	458	2,390,185	2,390,185
JPMorgan Realty Income Fund, Class R5 Shares	3,427,546	2,793,004	270,000	115,471	79,639	447,815	5,843,982

	$21,880,342			$143,869	$824,996		$36,794,189

76	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend 2030 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$7,432,899	$6,724,819	$2,970,000	$(17,373)	$238,002	949,616	$11,072,521
JPMorgan Corporate Bond Fund, Class R6 Shares	1,140,513	1,850,157	—	2,263	57,893	297,246	2,904,095
JPMorgan Emerging Economies Fund, Class R5 Shares	1,498,606	638,292	—	—	32,293	158,567	2,002,705
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	1,377,271	1,475,413	710,000	(35,900)	100,414	245,072	1,955,676
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,859,118	634,031	—	—	25,031	102,516	2,286,107
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	462,733	472	—	—	472	47,223	388,176
JPMorgan High Yield Fund, Class R6 Shares	3,830,591	2,662,434	1,010,000	34,131	243,382	680,708	5,146,155
JPMorgan International Realty Fund, Class R5 Shares	432,024	—	431,627	37,387	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	578,845	46,747,212	44,821,580	—	533	2,504,477	2,504,477
JPMorgan Realty Income Fund, Class R5 Shares	4,709,694	3,048,406	520,000	159,150	105,058	546,922	7,137,337

	$23,322,294			$179,658	$803,078		$35,397,249

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend 2035 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$2,679,606	$3,690,965	$1,363,000	$(3,738)	$97,179	424,518	$4,949,876
JPMorgan Corporate Bond Fund, Class R6 Shares	388,268	1,041,506	—	966	25,539	142,069	1,388,016
JPMorgan Emerging Economies Fund, Class R5 Shares	973,579	502,415	—	—	22,415	110,028	1,389,653
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	676,437	863,923	370,000	(17,632)	53,923	133,793	1,067,664
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,268,129	742,818	—	—	16,819	83,473	1,861,441
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	237,568	242	—	—	242	24,245	199,290
JPMorgan High Yield Fund, Class R6 Shares	2,043,050	1,717,173	540,000	22,205	139,885	400,967	3,031,312
JPMorgan International Realty Fund, Class R5 Shares	259,766	—	259,528	21,141	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	516,460	39,418,732	38,005,782	—	400	1,929,410	1,929,410
JPMorgan Realty Income Fund, Class R5 Shares	2,944,101	2,587,470	200,000	100,296	70,734	399,588	5,214,627

	$11,986,964			$123,238	$427,136		$21,031,289

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend 2040 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$1,694,830	$2,552,783	$1,445,000	$(8,867)	$57,423	237,168	$2,765,374
JPMorgan Corporate Bond Fund, Class R6 Shares	164,360	660,992	—	573	15,420	81,469	795,948
JPMorgan Emerging Economies Fund, Class R5 Shares	1,111,605	557,983	—	—	23,982	124,079	1,567,123

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend 2040 Fund (continued)
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	$610,921	$778,140	$390,000	$(21,196)	$48,140	113,411	$905,023
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,338,567	861,034	170,000	6,664	18,035	84,146	1,876,453
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	228,482	233	—	—	233	23,317	191,668
JPMorgan High Yield Fund, Class R6 Shares	1,998,754	1,511,599	610,000	14,426	127,371	359,761	2,719,795
JPMorgan International Realty Fund, Class R5 Shares	271,468	—	271,218	22,824	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	521,649	32,033,563	30,648,116	—	386	1,907,096	1,907,096
JPMorgan Realty Income Fund, Class R5 Shares	3,183,022	2,455,272	250,000	104,865	72,791	405,634	5,293,525

	$11,123,658			$119,289	$363,781		$18,022,005

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend 2045 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$807,410	$1,590,922	$835,000	$(4,393)	$29,730	132,353	$1,543,233
JPMorgan Corporate Bond Fund, Class R6 Shares	78,048	399,947	—	255	7,694	47,696	465,992
JPMorgan Emerging Economies Fund, Class R5 Shares	512,528	356,663	—	—	11,663	64,549	815,257
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	296,807	419,188	200,000	(9,877)	24,188	58,843	469,570
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	616,337	482,332	—	—	9,332	45,639	1,017,743
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	102,619	105	—	—	105	10,473	86,085
JPMorgan High Yield Fund, Class R6 Shares	947,993	973,936	350,000	5,432	66,458	195,687	1,479,396
JPMorgan International Realty Fund, Class R5 Shares	118,582	—	118,473	10,881	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	238,265	23,144,912	22,301,116	—	228	1,082,061	1,082,061
JPMorgan Realty Income Fund, Class R5 Shares	1,526,852	1,771,785	277,000	51,772	37,811	225,450	2,942,119

	$5,245,441			$54,070	$187,209		$9,901,456

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend 2050 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$579,604	$746,324	$345,000	$(2,553)	$20,466	83,034	$968,176
JPMorgan Corporate Bond Fund, Class R6 Shares	61,777	265,246	—	201	6,044	32,197	314,565
JPMorgan Emerging Economies Fund, Class R5 Shares	352,551	224,124	—	—	8,124	42,828	540,920
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	198,620	301,852	155,000	(8,395)	16,854	39,101	312,027
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	419,298	396,755	—	—	6,754	33,957	757,241
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	71,629	73	—	—	73	7,310	60,088
JPMorgan High Yield Fund, Class R6 Shares	648,302	543,335	190,000	7,392	45,363	123,733	935,421

78	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend 2050 Fund (continued)
JPMorgan International Realty Fund, Class R5 Shares	$73,217	$—	$73,150	$7,933	$—	—	$—
JPMorgan Prime Money Market Fund, Institutional Class Shares	196,240	13,018,558	12,582,960	—	138	631,838	631,838
JPMorgan Realty Income Fund, Class R5 Shares	1,050,869	981,560	80,000	36,556	26,084	146,326	1,909,551

	$3,652,107			$41,134	$129,900		$6,429,827

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan SmartRetirement Blend 2055 Fund
JPMorgan Core Bond Fund, Class R6 Shares	$181,221	$290,811	$142,000	$(871)	$6,533	27,971	$326,137
JPMorgan Corporate Bond Fund, Class R6 Shares	17,630	90,772	22,000	(915)	1,713	8,516	83,198
JPMorgan Emerging Economies Fund, Class R5 Shares	111,431	118,550	—	—	2,550	17,211	217,381
JPMorgan Emerging Markets Debt Fund, Class R6 Shares	60,912	104,277	49,000	(2,710)	5,277	13,259	105,810
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	127,635	151,966	15,000	98	1,966	11,032	246,012
JPMorgan Emerging Markets Local Currency Debt Fund, Class R6 Shares	21,329	15,039	—	—	38	3,805	31,281
JPMorgan High Yield Fund, Class R6 Shares	197,937	201,847	45,000	3,203	14,670	44,152	333,793
JPMorgan International Realty Fund, Class R5 Shares	13,899	—	13,886	2,304	—	—	—
JPMorgan Prime Money Market Fund, Institutional Class Shares	75,634	5,169,579	5,096,079	—	35	149,134	149,134
JPMorgan Realty Income Fund, Class R5 Shares	331,242	379,794	40,000	11,777	8,372	50,010	652,626

	$1,138,870			$12,886	$41,154		$2,145,372

C. Futures Contracts — The Funds used treasury and index futures contracts to manage and hedge interest rate and equity price risk associated with portfolio investments. The Funds also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to interest rate and equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2015:

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend Income Fund
Long Futures Contracts:
Interest Rate	$55,262		$357,773

Short Futures Contracts:
Equity	32,192		—
Interest Rate	360,398	(a)	—

JPMorgan SmartRetirement Blend 2015 Fund
Long Futures Contracts:
Equity	242,217	(b)	308,160

Short Futures Contracts:
Interest Rate	238,984	(c)	238,516

JPMorgan SmartRetirement Blend 2020 Fund
Long Futures Contracts:
Equity	2,227,184	(d)	2,670,720

Short Futures Contracts:
Interest Rate	419,645	(d)	357,773

JPMorgan SmartRetirement Blend 2025 Fund
Long Futures Contracts:
Equity	1,425,179	(d)	1,915,920
Interest Rate	119,727	(e)	—

Short Futures Contracts:
Interest Rate	119,955		357,773

JPMorgan SmartRetirement Blend 2030 Fund
Long Futures Contracts:
Equity	1,899,725	(d)	2,099,040
Interest Rate	359,180	(e)	—

Short Futures Contracts:
Interest Rate	596,289	(f)	596,289

JPMorgan SmartRetirement Blend 2035 Fund
Long Futures Contracts:
Equity	1,337,354	(d)	1,277,280
Interest Rate	46,117		—

Short Futures Contracts:
Interest Rate	238,516	(f)	238,516

JPMorgan SmartRetirement Blend 2040 Fund
Long Futures Contracts:
Equity	1,407,545	(d)	1,196,880

Short Futures Contracts:
Interest Rate	36,835		238,516

JPMorgan SmartRetirement Blend 2045 Fund
Long Futures Contracts:
Equity	664,331	(d)	741,360

JPMorgan SmartRetirement Blend 2050 Fund
Long Futures Contracts:
Equity	545,161	(d)	410,880

Short Futures Contracts:
Interest Rate	18,488		—

80	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Average Notional Balance		Ending Notional Balance
JPMorgan SmartRetirement Blend 2055 Fund
Long Futures Contracts:
Equity	$103,751	(d)	$102,720

(a)	For the period April 1, 2015 through April 30, 2015.
(b)	For the period April 1, 2015 through June 30, 2015.
(c)	For the period May 1, 2015 through June 30, 2015.
(d)	For the period March 1, 2015 through June 30, 2015.
(e)	For the period May 1, 2015 through May 31, 2015.
(f)	For the period June 1, 2015 through June 30, 2015.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Summary of Derivatives Information — The following tables present the value of derivatives held as of June 30, 2015, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

JPMorgan SmartRetirement Blend Income Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,956

JPMorgan SmartRetirement Blend 2015 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(4)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(7,426)

Total		$(7,430)

JPMorgan SmartRetirement Blend 2020 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(6)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(49,410)

Total		$(49,416)

JPMorgan SmartRetirement Blend 2025 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(966)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(33,471)

Total		$(34,437)

JPMorgan SmartRetirement Blend 2030 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,610)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(33,548)

Total		$(35,158)

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

JPMorgan SmartRetirement Blend 2035 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(4)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(22,307)

Total		$(22,311)

JPMorgan SmartRetirement Blend 2040 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(4)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(22,882)

Total		$(22,886)

JPMorgan SmartRetirement Blend 2045 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(11,582)

JPMorgan SmartRetirement Blend 2050 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(6,043)

JPMorgan SmartRetirement Blend 2055 Fund

Derivative Contracts	Statements of Assets and Liabilities Location
Gross Liabilities:		Futures Contracts (a)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(1,512)

(a)	This amount reflects the cumulative appreciation (depreciation) of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2015, by primary underlying risk exposure:

JPMorgan SmartRetirement Blend Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$3,999
Equity contracts	1,238

Total	$5,237

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$1,956

JPMorgan SmartRetirement Blend 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$381
Equity contracts	9,573

Total	$9,954

82	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4)
Equity contracts	(7,426)

Total	$(7,430)

JPMorgan SmartRetirement Blend 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$2,307
Equity contracts	12,696

Total	$15,003

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(6)
Equity contracts	(49,410)

Total	$(49,416)

JPMorgan SmartRetirement Blend 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$6,799
Equity contracts	23,615

Total	$30,414

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(966)
Equity contracts	(33,471)

Total	$(34,437)

JPMorgan SmartRetirement Blend 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(6,630)
Equity contracts	(35,353)

Total	$(41,983)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,610)
Equity contracts	(33,548)

Total	$(35,158)

JPMorgan SmartRetirement Blend 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(3,235)
Equity contracts	(14,196)

Total	$(17,431)

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4)
Equity contracts	(22,307)

Total	$(22,311)

JPMorgan SmartRetirement Blend 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,124)
Equity contracts	(7,980)

Total	$(9,104)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(4)
Equity contracts	(22,882)

Total	$(22,886)

JPMorgan SmartRetirement Blend 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(1,633)
Equity contracts	(3,271)

Total	$(4,904)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(11,582)

JPMorgan SmartRetirement Blend 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Interest rate contracts	$(715)
Equity contracts	2,638

Total	$1,923

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(6,043)

JPMorgan SmartRetirement Blend 2055 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(76)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on Statements of Operations
Derivative Contracts	Futures Contracts
Equity contracts	$(1,512)

The Funds’ derivatives contracts held at June 30, 2015 are not accounted for as hedging instruments under GAAP.

84	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

F. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Funds invest in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown on the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Distributions to Shareholders — Distributions from net investment income are generally declared and paid quarterly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated Undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
JPMorgan SmartRetirement Blend Income Fund	$—	$19,000	$(19,000)
JPMorgan SmartRetirement Blend 2015 Fund	—	27,953	(27,953)
JPMorgan SmartRetirement Blend 2020 Fund	—	66,179	(66,179)
JPMorgan SmartRetirement Blend 2025 Fund	—	48,965	(48,965)
JPMorgan SmartRetirement Blend 2030 Fund	—	61,005	(61,005)
JPMorgan SmartRetirement Blend 2035 Fund	—	36,572	(36,572)
JPMorgan SmartRetirement Blend 2040 Fund	—	35,017	(35,017)
JPMorgan SmartRetirement Blend 2045 Fund	—	18,475	(18,475)
JPMorgan SmartRetirement Blend 2050 Fund	—	11,800	(11,800)
JPMorgan SmartRetirement Blend 2055 Fund	—	4,041	(4,041)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of each Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.30% of each Fund’s respective average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor did not retain any front-end sales charges or CDSC.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds and Underlying Funds and ETFs (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses, expenses related to the Board’s deferred compensation plan incurred by the Fund and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

Class A	Class C	Class R2	Class R5	Class R6	Select Class
0.85%	1.45%	1.10%	0.50%	0.45%	0.70%

The expense limitation agreements were in effect for the year ended June 30, 2015 and are in place until at least October 31, 2015.

The Underlying Funds may impose separate advisory and shareholder servicing fees. To avoid charging a shareholder servicing fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and above 0.05% for Class R5 Shares, the Funds’ Distributor may waive shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ shareholder servicing fees.

For the year ended June 30, 2015, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend Income Fund	$124,120	$31,830	$6,488	$162,438	$103,225
JPMorgan SmartRetirement Blend 2015 Fund	164,004	33,850	6,156	204,010	80,012

86	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
JPMorgan SmartRetirement Blend 2020 Fund	$374,340	$38,862	$9,490	$422,692	$37,383
JPMorgan SmartRetirement Blend 2025 Fund	305,209	40,426	11,983	357,618	41,699
JPMorgan SmartRetirement Blend 2030 Fund	355,287	40,991	14,982	411,260	31,516
JPMorgan SmartRetirement Blend 2035 Fund	220,664	36,500	10,232	267,396	64,340
JPMorgan SmartRetirement Blend 2040 Fund	213,159	38,590	9,815	261,564	66,935
JPMorgan SmartRetirement Blend 2045 Fund	110,129	26,594	8,122	144,845	102,142
JPMorgan SmartRetirement Blend 2050 Fund	75,379	19,558	5,447	100,384	106,791
JPMorgan SmartRetirement Blend 2055 Fund	24,234	5,200	1,759	31,193	141,967

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Funds and/or certain affiliated Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Funds may use related party broker-dealers. For the year ended June 30, 2015, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
JPMorgan SmartRetirement Blend Income Fund	$18,363,576	$9,054,681
JPMorgan SmartRetirement Blend 2015 Fund	21,758,810	11,620,350
JPMorgan SmartRetirement Blend 2020 Fund	66,029,671	20,483,210
JPMorgan SmartRetirement Blend 2025 Fund	62,134,698	14,532,042
JPMorgan SmartRetirement Blend 2030 Fund	59,351,189	16,563,178
JPMorgan SmartRetirement Blend 2035 Fund	47,765,183	10,039,566
JPMorgan SmartRetirement Blend 2040 Fund	39,002,360	8,114,890
JPMorgan SmartRetirement Blend 2045 Fund	27,330,938	5,404,449
JPMorgan SmartRetirement Blend 2050 Fund	15,888,862	2,841,848
JPMorgan SmartRetirement Blend 2055 Fund	6,417,852	1,279,362

During the year ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$48,265,586	$1,529,292	$625,317	$903,975
JPMorgan SmartRetirement Blend 2015 Fund	57,933,254	2,626,289	710,051	1,916,238
JPMorgan SmartRetirement Blend 2020 Fund	143,594,438	7,107,183	1,767,011	5,340,172

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend 2025 Fund	$124,412,264	$6,421,620	$1,749,167	$4,672,453
JPMorgan SmartRetirement Blend 2030 Fund	137,281,648	8,055,589	1,770,528	6,285,061
JPMorgan SmartRetirement Blend 2035 Fund	92,054,484	5,068,827	1,251,906	3,816,921
JPMorgan SmartRetirement Blend 2040 Fund	86,145,069	5,475,250	1,165,867	4,309,383
JPMorgan SmartRetirement Blend 2045 Fund	48,439,589	2,496,827	713,600	1,783,227
JPMorgan SmartRetirement Blend 2050 Fund	31,051,035	1,905,981	443,993	1,461,987
JPMorgan SmartRetirement Blend 2055 Fund	10,579,808	656,015	168,524	487,491

For the Funds, the difference between book and tax basis appreciation (depreciation) is primarily attributed to wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2015 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$1,096,854	$29,863	$1,126,717
JPMorgan SmartRetirement Blend 2015 Fund	1,481,644	64,635	1,546,279
JPMorgan SmartRetirement Blend 2020 Fund	3,197,617	81,357	3,278,974
JPMorgan SmartRetirement Blend 2025 Fund	2,509,448	64,800	2,574,248
JPMorgan SmartRetirement Blend 2030 Fund	2,883,330	80,406	2,963,736
JPMorgan SmartRetirement Blend 2035 Fund	1,731,445	49,474	1,780,919
JPMorgan SmartRetirement Blend 2040 Fund	1,614,955	50,921	1,665,876
JPMorgan SmartRetirement Blend 2045 Fund	835,178	20,308	855,486
JPMorgan SmartRetirement Blend 2050 Fund	557,616	14,506	572,122
JPMorgan SmartRetirement Blend 2055 Fund	177,928	5,509	183,437

*	Short-term gains are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2014 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
JPMorgan SmartRetirement Blend Income Fund	$529,466	$466	$529,932
JPMorgan SmartRetirement Blend 2015 Fund	809,025	455	809,480
JPMorgan SmartRetirement Blend 2020 Fund	1,604,238	402	1,604,640
JPMorgan SmartRetirement Blend 2025 Fund	1,183,207	339	1,183,546
JPMorgan SmartRetirement Blend 2030 Fund	1,303,729	295	1,304,024
JPMorgan SmartRetirement Blend 2035 Fund	783,701	237	783,938
JPMorgan SmartRetirement Blend 2040 Fund	800,108	244	800,352
JPMorgan SmartRetirement Blend 2045 Fund	350,268	224	350,492
JPMorgan SmartRetirement Blend 2050 Fund	266,385	225	266,610
JPMorgan SmartRetirement Blend 2055 Fund	92,680	223	92,903

*	Short-term gains are treated as ordinary income for income tax purposes.

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
JPMorgan SmartRetirement Blend Income Fund	$—	$54,233	$903,975
JPMorgan SmartRetirement Blend 2015 Fund	—	26,515	1,916,238
JPMorgan SmartRetirement Blend 2020 Fund	—	64,874	5,340,172
JPMorgan SmartRetirement Blend 2025 Fund	70	98,042	4,672,453
JPMorgan SmartRetirement Blend 2030 Fund	—	59,363	6,285,061
JPMorgan SmartRetirement Blend 2035 Fund	—	48,779	3,816,921
JPMorgan SmartRetirement Blend 2040 Fund	—	69,799	4,309,383
JPMorgan SmartRetirement Blend 2045 Fund	—	39,952	1,783,227
JPMorgan SmartRetirement Blend 2050 Fund	268	32,452	1,461,987
JPMorgan SmartRetirement Blend 2055 Fund	—	7,955	487,491

88	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

For the Funds, the cumulative timing differences primarily consist of post-October capital loss deferrals and wash sale loss deferrals.

As of June 30, 2015, the Funds did not have any capital loss carryforwards.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2015, the Funds deferred to July 1, 2015 net capital losses of:

Net capital loss
Short-Term
JPMorgan SmartRetirement Blend Income Fund	$70,663
JPMorgan SmartRetirement Blend 2015 Fund	37,015
JPMorgan SmartRetirement Blend 2020 Fund	5,787
JPMorgan SmartRetirement Blend 2025 Fund	25,287
JPMorgan SmartRetirement Blend 2030 Fund	51,381
JPMorgan SmartRetirement Blend 2035 Fund	32,229
JPMorgan SmartRetirement Blend 2040 Fund	55,498
JPMorgan SmartRetirement Blend 2045 Fund	24,730
JPMorgan SmartRetirement Blend 2050 Fund	20,980
JPMorgan SmartRetirement Blend 2055 Fund	4,540

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Adviser have investment discretion with respect to their client’s holdings in JPMorgan SmartRetirement Blend 2015 Fund, which collectively represent a significant portion of the Fund’s assets.

The Funds each have shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own a significant portion of the respective Funds’ outstanding shares.

As of June 30, 2015, the Adviser owns a significant portion of the outstanding shares of JPMorgan SmartRetirement Blend 2055 Fund.

Significant shareholder transactions by these shareholders may impact the Funds’ performance.

Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Funds may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty.

90	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartRetirement Blend Income Fund, JPMorgan SmartRetirement Blend 2015 Fund, JPMorgan SmartRetirement Blend 2020 Fund, JPMorgan SmartRetirement Blend 2025 Fund, JPMorgan SmartRetirement Blend 2030 Fund, JPMorgan SmartRetirement Blend 2035 Fund, JPMorgan SmartRetirement Blend 2040 Fund, JPMorgan SmartRetirement Blend 2045 Fund, JPMorgan SmartRetirement Blend 2050 Fund and JPMorgan SmartRetirement Blend 2055 Fund (each a separate fund of JPMorgan Trust I) (hereafter collectively referred to as the “Funds”) at June 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	91

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

92	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	93

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

94	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend Income Fund
Class A
Actual	$1,000.00	$1,004.80	$2.83	0.57%
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,001.80	5.81	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R2
Actual	1,000.00	1,003.60	4.07	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,006.50	1.09	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,007.40	0.85	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,005.60	2.09	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

JPMorgan SmartRetirement Blend 2015 Fund
Class A
Actual	1,000.00	1,005.80	2.83	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,002.30	5.81	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2015 Fund (continued)
Class R2
Actual	$1,000.00	$1,004.60	$4.08	0.82%
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R5
Actual	1,000.00	1,007.60	1.05	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Class R6
Actual	1,000.00	1,007.20	0.85	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Select Class
Actual	1,000.00	1,006.00	2.09	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

JPMorgan SmartRetirement Blend 2020 Fund
Class A
Actual	1,000.00	1,007.40	2.89	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class C
Actual	1,000.00	1,005.00	5.87	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R2
Actual	1,000.00	1,006.70	4.13	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R5
Actual	1,000.00	1,009.20	1.10	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Class R6
Actual	1,000.00	1,010.00	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Select Class
Actual	1,000.00	1,008.80	2.14	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

JPMorgan SmartRetirement Blend 2025 Fund
Class A
Actual	1,000.00	1,009.30	2.89	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class C
Actual	1,000.00	1,006.30	5.92	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R2
Actual	1,000.00	1,007.50	4.13	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class R5
Actual	1,000.00	1,011.10	1.15	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Class R6
Actual	1,000.00	1,011.30	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Select Class
Actual	1,000.00	1,009.60	2.14	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

96	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2030 Fund
Class A
Actual	$1,000.00	$1,011.80	$2.94	0.59%
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class C
Actual	1,000.00	1,008.80	5.93	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R2
Actual	1,000.00	1,010.00	4.19	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R5
Actual	1,000.00	1,013.00	1.20	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R6
Actual	1,000.00	1,013.80	0.95	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Select Class
Actual	1,000.00	1,012.10	2.20	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan SmartRetirement Blend 2035 Fund
Class A
Actual	1,000.00	1,013.10	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class C
Actual	1,000.00	1,010.10	5.93	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R2
Actual	1,000.00	1,011.80	4.19	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R5
Actual	1,000.00	1,014.90	1.20	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R6
Actual	1,000.00	1,015.10	0.95	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Select Class
Actual	1,000.00	1,013.90	2.20	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan SmartRetirement Blend 2040 Fund
Class A
Actual	1,000.00	1,014.00	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class C
Actual	1,000.00	1,011.00	5.93	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R2
Actual	1,000.00	1,012.80	4.19	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R5
Actual	1,000.00	1,015.80	1.20	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R6
Actual	1,000.00	1,016.50	0.95	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Select Class
Actual	1,000.00	1,014.80	2.20	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	97

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartRetirement Blend 2050 Fund
Class A
Actual	$1,000.00	$1,014.10	$2.90	0.58%
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class C
Actual	1,000.00	1,011.10	5.93	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R2
Actual	1,000.00	1,012.80	4.19	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R5
Actual	1,000.00	1,015.80	1.20	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Class R6
Actual	1,000.00	1,016.10	0.95	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Select Class
Actual	1,000.00	1,014.30	2.20	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

JPMorgan SmartRetirement Blend 2055 Fund
Class A
Actual	1,000.00	1,014.70	2.95	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class C
Actual	1,000.00	1,011.20	5.88	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R2
Actual	1,000.00	1,012.90	4.19	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R5
Actual	1,000.00	1,016.50	1.15	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Class R6
Actual	1,000.00	1,016.20	0.90	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Select Class
Actual	1,000.00	1,015.00	2.15	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

*	Expenses are equal to each Class' respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

98	JPMORGAN SMARTRETIREMENT BLEND FUNDS	JUNE 30, 2015

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Long Term Capital Gain Notice

Each fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015:

Long-Term Capital Gain Distribution
JPMorgan SmartRetirement Blend Income Fund	$29,863
JPMorgan SmartRetirement Blend 2015 Fund	64,635
JPMorgan SmartRetirement Blend 2020 Fund	81,357
JPMorgan SmartRetirement Blend 2025 Fund	64,800
JPMorgan SmartRetirement Blend 2030 Fund	80,406
JPMorgan SmartRetirement Blend 2035 Fund	49,476
JPMorgan SmartRetirement Blend 2040 Fund	50,921
JPMorgan SmartRetirement Blend 2045 Fund	20,308
JPMorgan SmartRetirement Blend 2050 Fund	14,506
JPMorgan SmartRetirement Blend 2055 Fund	5,509

Qualified Dividend Income (QDI)

Each fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015:

Qualified Dividend Income
JPMorgan SmartRetirement Blend Income Fund	$96,985
JPMorgan SmartRetirement Blend 2015 Fund	132,300
JPMorgan SmartRetirement Blend 2020 Fund	350,604
JPMorgan SmartRetirement Blend 2025 Fund	292,484
JPMorgan SmartRetirement Blend 2030 Fund	340,292
JPMorgan SmartRetirement Blend 2035 Fund	210,082
JPMorgan SmartRetirement Blend 2040 Fund	206,848
JPMorgan SmartRetirement Blend 2045 Fund	106,615
JPMorgan SmartRetirement Blend 2050 Fund	74,539
JPMorgan SmartRetirement Blend 2055 Fund	24,067

JUNE 30, 2015	JPMORGAN SMARTRETIREMENT BLEND FUNDS	99

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡    Social Security number and account balances

¡    transaction history and account transactions

¡    checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡    open an account or provide contact information

¡    give us your account information or pay us by check

¡    make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡    sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡    affiliates from using your information to market to you

¡    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-SRB-615

Annual Report

JPMorgan SmartAllocation Funds

June 30, 2015

JPMorgan SmartAllocation Equity Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

July 27, 2015 (Unaudited)

While central banks continued to provide stimulus and support for financial markets and the global economy, a sharp and sustained decline in energy prices and a handful of distinct geopolitical crises marked the twelve months ended June 30, 2015. By late 2014, the U.S. economy was surging, even as growth stagnated in the European Union (EU) and Japan sank into recession.

“ While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth.”

However, the U.S. economy cooled in early 2015 and extraordinary stimulus by central banks in the EU, Japan and China propped up domestic growth, as well as global financial markets. By the end of June, the consensus outlook for slow but continued global growth became clouded by investor worries about China and to a lesser degree, Greece.

After showing healthy growth for several quarters, U.S. gross domestic product (GDP) notched only 0.6% growth in the first quarter of 2015, partly due to severe winter weather and a labor dispute that slowed operations at vital West Coast ports. The manufacturing sector of the U.S. economy showed particular weakness in the first half of 2015 as a strong U.S. dollar hurt exports and weak oil prices curtailed energy sector projects. On the positive side, unemployment fell to 5.3% in June 2015 from 6.1% one year earlier.

Robust economic growth and steady gains in employment — though not reflected in wage growth — drove the U.S. Federal Reserve (“Fed”) to end its multibillion-dollar asset purchasing program in October 2014 and signal that it would begin to raise interest rates sometime in 2015.

U.S. equity markets produced increasing returns in 2014 before hitting a plateau around record highs in 2015. While the Standard & Poor’s 500 Index closed in record territory several times in the first half of 2015, the trading range was the narrowest since 1994, and the index produced a total return of just 1.2% for the six month period. However, gains from the latter half of 2014 put the total return at 7.4% for the twelve months ended June 30, 2015.

Amid the prospect of rising U.S. interest rates, bonds with longer maturities, including U.S. Treasuries, slumped in 2015. Though high yield debt (or “junk bonds”) rebounded in 2015, for the entire twelve month reporting period investment grade debt securities outperformed high yield bonds. For the twelve months ended June 30, 2015, the Barclays U.S. Aggregate Index returned 1.9%, while the Barclays High Yield Index returned -0.4%.

In response to weak growth and a threat of price deflation in late 2014, the European Central Bank undertook a massive asset buying program and sought to reassure investors that it would take whatever actions necessary to sustain economic growth. These actions helped propel equity markets higher. For the first three months of 2015, GDP rose by 0.4% in the EU and unemployment dropped to its lowest level since March 2012, though it stubbornly remained above 11%. Indeed, mild improvement in economic data across Europe coupled with signs of slowing U.S. growth in 2015 increased the relative attractiveness of European equities to investors.

While negotiations to resolve the Greek debt crisis were the focus of daily news reports throughout the first half of the year, the drawn-out nature of the crisis meant that investors were braced for either a deal or default and financial markets had “priced in” those outcomes. Thus the crisis appeared to have little impact on financial markets and domestic economies outside of Greece itself.

Japanese equity markets also benefitted from a strong U.S. dollar (which made Japanese goods relatively cheaper), improved corporate governance and government equity purchases. Japanese stocks outperformed both U.S. and European equities in the latter half of the twelve month reporting period. The Nikkei 250 Index closed out June 2015 at an 18-year high.

Chinese equities produced strong returns for the twelve month reporting period, though volatility grew sharply in Shanghai, Shenzhen and Hong Kong markets in 2015. After reaching a peak on June 12th, Chinese equity prices fell nearly 30% in the subsequent weeks and ended the month 17.4% down from that peak. On June 27th, China’s central bank sought to bolster sagging equity prices by cutting interest rates and reducing the amount of required cash reserves at certain banks. When those efforts failed to halt the freefall, the Chinese government on June 29th granted local government pension funds permission to invest in the stock market, potentially funneling more than $160 billion into the equity market. Interestingly, by the end of June, about one-fourth of all companies listed on the Shanghai and Shenzhen stock exchanges had sought a suspension in trading of their shares rather than endure a further sell-off. It is notable that even after the June decline, the Shanghai Composite Index returned 32.2% for the first half of 2015.

While the global economy remained on a positive growth trajectory, the International Monetary Fund in July lowered its forecast for 2015 growth by 0.2% to 3.3%, citing slower growth in the U.S. Nevertheless, the U.S. economy continued to improve sufficiently to lead the Fed to signal it may raise interest rates in September for the first time since the 2008-09 financial crisis. While the challenges faced by financial markets and the global economy changed somewhat over the past twelve months, interest rates remained low and central banks continued to provide significant support for growth. The changing investment climate and uncertainties about the pace of

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	1

CEO’S LETTER

July 27, 2015 (Unaudited) (continued)

global economic expansion underscore the practicality of holding a properly diversified portfolio with long-range objectives.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

2	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R6 Shares)*	3.61%
MSCI World Index (net of foreign withholding taxes)	1.43%
S&P 500 Index	7.42%

Net Assets as of 6/30/15	$152,931,016

INVESTMENT OBJECTIVE**

The JPMorgan SmartAllocation Equity Fund (the “Fund”) seeks to provide long-term capital appreciation. The Fund seeks to provide exposure to a broadly diversified portfolio of equity securities of U.S. and non-U.S. companies (including companies in emerging markets) across all market capitalization ranges.

HOW DID THE MARKET PERFORM?

U.S. equity markets performed strongly in the second half of 2014 amid accommodative central bank policies, falling energy prices and steady overall improvement in the U.S. economy. In the first half of 2015, U.S. equity markets closed at record highs in February, March and April but moved very little overall, remaining closer to flat than any other six month period since reliable recordkeeping began in 1928. The Standard & Poor’s 500 Index returned 7.42% for the twelve months ended

June 30, 2015.

Overall, large cap stocks slightly outperformed small cap stocks, while growth stocks outperformed value stocks. For the twelve month reporting period, the Russell 2000 Index returned 6.49% compared with a 7.37% return for the

Russell 1000 Index.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund outperformed the MSCI World Index (net of foreign withholding taxes) and underperformed the Standard & Poor’s 500 Index (the “Benchmark”) for the twelve months ended June 30, 2015. Based on their view of market conditions and valuations, the Fund’s portfolio managers implemented overweight and underweight positions versus the targeted weights of the Fund’s long-term strategic asset allocation.

During the reporting period, the Fund’s allocation to U.S. equities made a positive contribution to performance relative to the Benchmark, while the Fund’s exposure to international developed market equities and emerging market equities detracted from relative performance.

Specifically, the Fund’s allocations to the JPMorgan Growth Fund and JPMorgan Value Advantage Fund helped performance relative to both the Benchmark and the MSCI World Index. The

Fund’s allocation to the JPMorgan Emerging Markets Equity Fund detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund targets a long-term strategic asset allocation consisting of JPMorgan Funds, as well as exchange-traded funds that are managed by unaffiliated investment advisers. During the period, the Fund was overweight in U.S. large cap equities, offset by an underweight position in emerging market equities.

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	59.5%
International Equity	32.2
Alternative Assets	6.0
Money Market	2.0
U.S. Treasury Obligation	0.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based on total investments as of June 30, 2015. The Fund’s portfolio composition is subject to change.

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	3

JPMorgan SmartAllocation Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2015 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2015

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	July 2, 2012
Without Sales Charge		3.14%	13.31%
With Sales Charge*		(2.26)	11.29
CLASS C SHARES	July 2, 2012
Without CDSC		2.59	12.73
With CDSC**		1.59	12.73
CLASS R2 SHARES	July 2, 2012	2.86	13.02
CLASS R5 SHARES	July 2, 2012	3.59	13.81
CLASS R6 SHARES	July 2, 2012	3.61	13.86
SELECT CLASS SHARES	July 2, 2012	3.41	13.59

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/2/12 to 6/30/15)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 2, 2012.

The graph illustrates comparative performance for $15,000,000 invested in Class R6 Shares of the JPMorgan SmartAllocation Equity Fund, the MSCI World Index (net of foreign withholding taxes), the S&P 500 Index and the Lipper Global Multi-Cap Core Funds Index from July 2, 2012 to June 30, 2015. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index (net of foreign withholding taxes) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark, if applicable. The dividend is reinvested after deduction of withholding tax, applying the maximum rate to non-resident institutional investors who do not benefit from double taxation treaties. The performance of the S&P 500 Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The performance of the Lipper Global Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The MSCI World Index (net of foreign withholding taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Global Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class R6 Shares have a $15,000,000 minimum initial investment.

Subsequent to the inception of the Fund on July 2, 2012 until May 14, 2013, the Fund did not experience any shareholder purchase and sale activity. If such activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

JPMorgan SmartAllocation Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

SHARES	SECURITY DESCRIPTION	VALUE($)

Exchange Traded Funds — 45.3%
	International Equity — 15.3%
262,450	iShares MSCI EAFE ETF	16,662,950
170,290	iShares MSCI Emerging Markets ETF	6,746,890

	Total International Equity	23,409,840

	U.S. Equity — 30.0%
30,310	iShares Russell 2000 ETF	3,784,507
31,603	iShares Russell Mid-Cap ETF	5,382,307
194,480	Vanguard S&P 500 ETF	36,725,603

	Total U.S. Equity	45,892,417

	Total Exchange Traded Funds (Cost $67,453,446)	69,302,257

Investment Companies — 54.4% (b)
	Alternative Assets — 6.0%
699,921	JPMorgan Realty Income Fund, Class R5 Shares	9,133,967

	International Equity — 16.9%
373,707	JPMorgan Emerging Economies Fund, Class R5 Shares	4,719,921
212,025	JPMorgan Emerging Markets Equity Fund, Class R6 Shares	4,728,150
340,836	JPMorgan International Equity Fund, Class R6 Shares	5,426,117
368,011	JPMorgan International Opportunities Fund, Class R6 Shares	5,586,408
266,004	JPMorgan Intrepid International Fund, Institutional Class Shares	5,461,065

	Total International Equity	25,921,661

SHARES	SECURITY DESCRIPTION	VALUE($)

	Money Market — 2.0%
3,004,853	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.050% (l)	3,004,853

	U.S. Equity — 29.5%
585,123	JPMorgan Growth Advantage Fund, Class R6 Shares (a)	9,519,950
238,786	JPMorgan Intrepid America Fund, Class R5 Shares	9,171,761
48,003	JPMorgan Mid Cap Equity Fund, Class R6 Shares	2,279,657
876,361	JPMorgan U.S. Equity Fund, Class R6 Shares	12,987,672
132,796	JPMorgan U.S. Small Company Fund, Class R6 Shares	2,296,051
294,409	JPMorgan Value Advantage Fund, Institutional Class Shares	8,849,933

	Total U.S. Equity	45,105,024

	Total Investment Companies (Cost $81,233,182)	83,165,505

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.3%
462,000	U.S. Treasury Note, 0.250%, 07/31/15 (k) (Cost $462,085)	462,036

	Total Investments — 100.0% (Cost $149,148,713)	152,929,798
	Other Assets in Excess of Liabilities — 0.0% (g)	1,218

	NET ASSETS — 100.0%	$152,931,016

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL VALUE AT JUNE 30, 2015	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	TOPIX Index	09/10/15	JPY	$666,136	$(6,456)
52	Dow Jones Euro STOXX 50 Index	09/18/15	EUR	1,991,925	(9,135)
2	E-mini Russell 2000	09/18/15	USD	250,080	(1,974)
16	E-mini S&P 500	09/18/15	USD	1,643,520	(24,177)

	Short Futures Outstanding
(3)	Hang Seng Index	07/30/15	HKD	(507,073)	7,364
(10)	FTSE 100 Index	09/18/15	GBP	(1,020,370)	32,402

					$(1,976)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	5

JPMorgan SmartAllocation Equity Fund

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2015

EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
JPY	— Japanese Yen
MSCI	— Morgan Stanley Capital International
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of June 30, 2015.

Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO FINANCIAL STATEMENTS.

6	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015

SmartAllocation Equity Fund
ASSETS:
Investments in non-affiliates, at value	$69,764,293
Investments in affiliates, at value	83,165,505

Total investment securities, at value	152,929,798
Receivables:
Fund shares sold	636,459
Interest and dividends from non-affiliates	339,710
Dividends from affiliates	140
Variation margin on futures contracts	90,980

Total Assets	153,997,087

LIABILITIES:
Payables:
Investment securities purchased	988,365
Accrued liabilities:
Investment advisory fees	4,787
Administration fees	10,385
Shareholder servicing fees	173
Distribution fees	356
Custodian and accounting fees	8,470
Trustees’ and Chief Compliance Officer’s fees	153
Other	53,382

Total Liabilities	1,066,071

Net Assets	$152,931,016

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	7

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2015 (continued)

SmartAllocation Equity Fund
NET ASSETS:
Paid-in-Capital	$147,937,952
Accumulated undistributed (distributions in excess of) net investment income	755,181
Accumulated net realized gains (losses)	459,827
Net unrealized appreciation (depreciation)	3,778,056

Total Net Assets	$152,931,016

Net Assets:
Class A	$498,867
Class C	365,005
Class R2	72,127
Class R5	73,655
Class R6	151,527,926
Select Class	393,436

Total	$152,931,016

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	23,885
Class C	17,499
Class R2	3,455
Class R5	3,499
Class R6	7,195,494
Select Class	18,711

Net Asset Value (a):
Class A — Redemption price per share	$20.89
Class C — Offering price per share (b)	20.86
Class R2 — Offering and redemption price per share	20.88
Class R5 — Offering and redemption price per share	21.05
Class R6 — Offering and redemption price per share	21.06
Select Class — Offering and redemption price per share	21.03
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.05

Cost of investments in non-affiliates	$67,915,531
Cost of investments in affiliates	81,233,182

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

8	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2015

SmartAllocation Equity Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$910,832
Dividend income from affiliates	435,236
Interest income from non-affiliates	30

Total investment income	1,346,098

EXPENSES:
Investment advisory fees	370,485
Administration fees	60,884
Distribution fees:
Class A	917
Class C	1,670
Class R2	356
Shareholder servicing fees:
Class A	917
Class C	557
Class R2	178
Class R5	36
Select Class	1,012
Custodian and accounting fees	26,208
Professional fees	38,867
Trustees’ and Chief Compliance Officer’s fees	682
Printing and mailing costs	12,274
Registration and filing fees	80,201
Transfer agent fees	8,497
Other	6,508

Total expenses	610,249

Less fees waived	(417,381)
Less expense reimbursements	(79,610)

Net expenses	113,258

Net investment income (loss)	1,232,840

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(52,464)
Investments in affiliates	24,894
Futures	(25,405)
Foreign currency transactions	(2,336)

Net realized gains (losses)	(55,311)

Distributions of capital gains received from investment company affiliates	748,120

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	(739,203)
Investments in affiliates	(550,281)
Futures	(1,976)
Foreign currency translations	(1,053)

Change in net unrealized appreciation/depreciation	(1,292,513)

Net realized/unrealized gains (losses)	(599,704)

Change in net assets resulting from operations	$633,136

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	9

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartAllocation Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,232,840	$618,071
Net realized gain (loss)	(55,311)	185,986
Distributions of capital gains received from investment company affiliates	748,120	366,962
Change in net unrealized appreciation/depreciation	(1,292,513)	4,953,758

Change in net assets resulting from operations	633,136	6,124,777

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(6,191)	(2,540)
From net realized gains	(3,087)	(141)
Class C
From net investment income	(1,912)	(208)
From net realized gains	(1,254)	(51)
Class R2
From net investment income	(1,188)	(362)
From net realized gains	(637)	(50)
Class R5
From net investment income	(1,444)	(783)
From net realized gains	(643)	(51)
Class R6
From net investment income	(956,407)	(475,016)
From net realized gains	(422,019)	(28,930)
Select Class
From net investment income	(3,932)	(9,968)
From net realized gains	(1,944)	(761)

Total distributions to shareholders	(1,400,658)	(518,861)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	104,358,619	42,564,053

NET ASSETS:
Change in net assets	103,591,097	48,169,969
Beginning of period	49,339,919	1,169,950

End of period	$152,931,016	$49,339,919

Accumulated undistributed (distributions in excess of) net investment income	$755,181	$313,905

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

	SmartAllocation Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$233,205	$325,356
Distributions reinvested	9,278	2,681
Cost of shares redeemed	(56,055)	(113,584)

Change in net assets resulting from Class A capital transactions	$186,428	$214,453

Class C
Proceeds from shares issued	$297,976	$108,318
Distributions reinvested	3,166	259
Cost of shares redeemed	(112,953)	(5,946)

Change in net assets resulting from Class C capital transactions	$188,189	$102,631

Class R2
Distributions reinvested	$1,825	$412

Change in net assets resulting from Class R2 capital transactions	$1,825	$412

Class R5
Distributions reinvested	$2,087	$834

Change in net assets resulting from Class R5 capital transactions	$2,087	$834

Class R6
Proceeds from shares issued	$109,430,640	$44,022,263
Distributions reinvested	1,378,426	501,841
Cost of shares redeemed	(5,966,961)	(2,475,250)

Change in net assets resulting from Class R6 capital transactions	$104,842,105	$42,048,854

Select Class
Proceeds from shares issued	$196,671	$187,405
Distributions reinvested	5,835	10,729
Cost of shares redeemed	(1,064,521)	(1,265)

Change in net assets resulting from Select Class capital transactions	$(862,015)	$196,869

Total change in net assets resulting from capital transactions	$104,358,619	$42,564,053

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	11

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartAllocation Equity Fund
	Year Ended June 30, 2015	Year Ended June 30, 2014
SHARE TRANSACTIONS:
Class A
Issued	11,070	16,722
Reinvested	455	136
Redeemed	(2,728)	(5,714)

Change in Class A Shares	8,797	11,144

Class C
Issued	14,254	5,481
Reinvested	156	13
Redeemed	(5,435)	(310)

Change in Class C Shares	8,975	5,184

Class R2
Reinvested	90	21

Change in Class R2 Shares	90	21

Class R5
Reinvested	102	42

Change in Class R5 Shares	102	42

Class R6
Issued	5,144,846	2,363,717
Reinvested	67,253	25,452
Redeemed	(282,655)	(126,475)

Change in Class R6 Shares	4,929,444	2,262,694

Select Class
Issued	9,571	9,830
Reinvested	285	545
Redeemed	(51,735)	(63)

Change in Select Class Shares	(41,879)	10,312

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	13

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartAllocation Equity Fund
Class A
Year Ended June 30, 2015	$20.82	$0.23	(h)(i)	$0.41	$0.64	$(0.38)	$(0.19)	$(0.57)
Year Ended June 30, 2014	17.29	0.25	(h)(i)	3.50	3.75	(0.20)	(0.02)	(0.22)
July 2, 2012 (k) through June 30, 2013	15.00	0.23		2.13	2.36	(0.07)	—	(0.07)

Class C
Year Ended June 30, 2015	20.81	0.10	(h)(i)	0.43	0.53	(0.29)	(0.19)	(0.48)
Year Ended June 30, 2014	17.24	0.16	(h)(i)	3.49	3.65	(0.06)	(0.02)	(0.08)
July 2, 2012 (k) through June 30, 2013	15.00	0.16		2.11	2.27	(0.03)	—	(0.03)

Class R2
Year Ended June 30, 2015	20.84	0.16	(h)(i)	0.42	0.58	(0.35)	(0.19)	(0.54)
Year Ended June 30, 2014	17.26	0.18	(h)(i)	3.53	3.71	(0.11)	(0.02)	(0.13)
July 2, 2012 (k) through June 30, 2013	15.00	0.20		2.11	2.31	(0.05)	—	(0.05)

Class R5
Year Ended June 30, 2015	20.93	0.31	(h)(i)	0.42	0.73	(0.42)	(0.19)	(0.61)
Year Ended June 30, 2014	17.33	0.31	(h)(i)	3.54	3.85	(0.23)	(0.02)	(0.25)
July 2, 2012 (k) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Class R6
Year Ended June 30, 2015	20.94	0.35	(h)(i)	0.39	0.74	(0.43)	(0.19)	(0.62)
Year Ended June 30, 2014	17.33	0.41	(h)(i)	3.46	3.87	(0.24)	(0.02)	(0.26)
July 2, 2012 (k) through June 30, 2013	15.00	0.32		2.12	2.44	(0.11)	—	(0.11)

Select Class
Year Ended June 30, 2015	20.90	0.18	(h)(i)	0.51	0.69	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2014	17.31	0.28	(h)(i)	3.53	3.81	(0.20)	(0.02)	(0.22)
July 2, 2012 (k) through June 30, 2013	15.00	0.28		2.12	2.40	(0.09)	—	(0.09)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Not annualized for periods less than one year.
(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% unless otherwise noted.
(f)	Does not include expenses of Underlying Funds.
(g)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(h)	Calculated based upon average shares outstanding.
(i)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(j)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended June 30, 2013 and for the year ended June 30, 2014.
(k)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period	Net expenses (e)(f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (c)(g)

$20.89	3.14%	$498,867	0.64%		1.10	%(i)	1.39%		16%
20.82	21.76	314,143	0.55	(j)	1.31	(i)(j)	2.15	(j)	18
17.29	15.77	68,166	0.64	(j)	1.56	(j)	19.01	(j)	47

20.86	2.59	365,005	1.14		0.48	(i)	1.86		16
20.81	21.18	177,347	1.04	(j)	0.83	(i)(j)	2.78	(j)	18
17.24	15.16	57,583	1.14	(j)	0.99	(j)	19.29	(j)	47

20.88	2.86	72,127	0.89		0.79	(i)	1.64		16
20.84	21.50	70,122	0.75	(j)	0.92	(i)(j)	2.95	(j)	18
17.26	15.43	57,726	0.89	(j)	1.24	(j)	19.04	(j)	47

21.05	3.59	73,655	0.19		1.49	(i)	0.94		16
20.93	22.30	71,108	0.05	(j)	1.62	(i)(j)	2.25	(j)	18
17.33	16.29	58,128	0.19	(j)	1.94	(j)	18.35	(j)	47

21.06	3.61	151,527,926	0.15		1.68	(i)	0.81		16
20.94	22.40	47,440,627	0.13	(j)	2.10	(i)(j)	1.14	(j)	18
17.33	16.31	58,152	0.15	(j)	1.99	(j)	18.30	(j)	47

21.03	3.41	393,436	0.38		0.84	(i)	1.15		16
20.90	22.04	1,266,572	0.26	(j)	1.42	(i)(j)	2.36	(j)	18
17.31	16.04	870,195	0.39	(j)	1.74	(j)	18.55	(j)	47

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	15

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartAllocation Equity Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	Diversified

The investment objective of the Fund is to seek to provide long-term capital appreciation.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class R2, Class R5, Class R6 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of the investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

JPMorgan Funds Management, Inc. (the “Administrator”) has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Investments in open-end investment companies, excluding ETFs (the “Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Fixed income instruments are valued based on prices received from approved pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Futures are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but are not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

16	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

The following table represents each valuation input as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$152,467,762	$462,036	$—	$152,929,798

Appreciation in Other Financial Instruments
Futures Contracts	$39,766	$—	$—	$39,766

Depreciation in Other Financial Instruments
Futures Contracts	$(41,742)	$—	$—	$(41,742)

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually on the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for asset class specifics of portfolio holdings.

There were no transfers among any levels during the year ended June 30, 2015.

B. Investment Transactions with Affiliates — The Fund invests in certain Underlying Funds which are advised by J.P. Morgan Investment Management Inc. (the “Adviser” or “JPMIM”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered an affiliate. For the purposes of the financial statements, the Fund assumes the following to be affiliated issuers. Included in the purchases and sales amounts in the table below are exchanges and mergers between certain share classes of the affiliated Underlying Funds. Such exchanges and mergers are not treated as purchases and sales for the purpose of recognizing gain (losses) or portfolio turnover. Included in the realized gain (loss) amounts in the table below are distributions of realized capital gains, if any, received from the affiliated Underlying Funds:

		For the year ended June 30, 2015
Affiliate	Value at June 30, 2014	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at June 30, 2015	Value at June 30, 2015
JPMorgan Emerging Economies Fund, Class R5 Shares	$1,561,101	$3,643,610	$297,728	$(13,739)	$27,342	373,707	$4,719,921
JPMorgan Emerging Markets Equity Fund, Class R6 Shares	1,564,659	3,686,932	222,546	(2,339)	18,442	212,025	4,728,150
JPMorgan Growth Advantage Fund, Class R5 Shares	2,992,993	—	2,655,527	2,994	—	—	—
JPMorgan Growth Advantage Fund, Class R6 Shares	—	8,865,912	230,927	115,565	—	585,123	9,519,950
JPMorgan International Equity Fund, Class R6 Shares	1,778,704	4,006,552	230,273	(17,003)	80,280	340,836	5,426,117
JPMorgan International Opportunities Fund, Class R6 Shares	1,798,446	4,757,948	849,777	(29,915)	43,153	368,011	5,586,408
JPMorgan International Realty Fund, Class R5 Shares	213,127	—	212,932	22,734	—	—	—
JPMorgan Intrepid America Fund, Class R5 Shares	2,822,792	6,815,692	498,811	146,129	36,644	238,786	9,171,761
JPMorgan Intrepid International Fund, Institutional Class Shares	1,790,544	4,048,045	294,546	(16,559)	25,796	266,004	5,461,065
JPMorgan Mid Cap Equity Fund, Class R6 Shares	722,600	1,494,667	—	32,561	4,093	48,003	2,279,657
JPMorgan Prime Money Market Fund, Institutional Class Shares	142,713	5,759,740	2,897,600	—	247	3,004,853	3,004,853
JPMorgan Realty Income Fund, Class R5 Shares	2,649,299	7,628,303	741,644	87,445	71,222	699,921	9,133,967
JPMorgan U.S. Equity Fund, Class R6 Shares	4,067,070	10,241,293	1,268,652	339,956	89,892	876,361	12,987,672
JPMorgan U.S. Small Company Fund, Class R6 Shares	733,080	1,497,822	—	23,750	2,283	132,796	2,296,051
JPMorgan Value Advantage Fund, Institutional Class Shares	2,970,445	6,489,725	651,960	81,435	35,842	294,409	8,849,933

	$25,807,573			$773,014	$435,236		$83,165,505

C. Futures Contracts — The Fund used index futures contracts to gain or reduce exposure to the stock and bond markets, maintain liquidity and minimize transactions costs. The Fund also bought futures contracts to immediately invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Fund to equity risk.

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	17

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statement of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended June 30, 2015:

Futures Contracts:
Average Notional Balance Long	$4,596,401	(a)
Average Notional Balance Short	1,869,447	(a)
Ending Notional Balance Long	4,551,661
Ending Notional Balance Short	1,527,443

(a)	Average for the period May 1, 2015 to June 30, 2015.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

The Fund invests in Underlying Funds and ETFs and, as a result, bears a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statement of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of June 30, 2015, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

18	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gains (Losses)
$—	$179,510	$(179,510)

The reclassifications for the Fund relates primarily to investments in regulated investment companies.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Adviser, an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual rate of 0.50% of the Fund’s average daily net assets.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator, an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended June 30, 2015, the effective rate was 0.08% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25%, 0.75%, and 0.50% of the average daily net assets of Class A, Class C and Class R2 Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2015, the Distributor retained the following amounts:

Front-End Sales Charge	CDSC
$238	$—

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	Select Class
0.25%	0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the Statement of Operations. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the Statement of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statement of Operations.

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	19

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

F. Waivers and Reimbursements — The Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses of the Fund, Underlying Funds and ETFs (excluding dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board’s deferred compensation plan incurred by the Fund and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	R2 Class	R5 Class	R6 Class	Select Class
1.13%	1.63%	1.38%	0.68%	0.63%	0.88%

The expense limitation agreement was in effect for the year ended June 30, 2015. The contractual expense limitation percentages in the table above are in place until at least October 31, 2015.

For the year ended June 30, 2015, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Services	Total	Contractual Reimbursements
$370,485	$46,409	$487	$417,381	$79,610

The Underlying Funds may impose separate advisory and shareholder servicing fees. The Fund’s Distributor has agreed to waive the Fund’s fees in the weighted average pro-rata amount of the shareholder servicing fees charged by the affiliated Underlying Funds. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s shareholder servicing fee up to 0.25% of Class A, Class C, Class R2 and Select Class Shares and up to 0.05% of Class R5 Shares.

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2015, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser.

The Fund may use related party broker-dealers. For the year ended June 30, 2015, the Fund did not incur any brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended June 30, 2015, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$112,991,536	$11,447,386

During the year ended June 30, 2015, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at June 30, 2015 were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$149,325,438	$5,925,795	$2,321,435	$3,604,360

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.

20	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

The tax character of distributions paid during the year ended June 30, 2015 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$1,200,931	$199,727	$1,400,658

The tax character of distributions paid during the period ended June 30, 2014 was as follows:

Ordinary Income	Net Long Term Capital Gains	Total Distributions Paid
$516,675	$2,186	$518,861

As of June 30, 2015, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
$879,760	$511,617	$3,604,215

The cumulative timing differences primarily consist of wash sale loss deferrals.

Specified ordinary loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. For the year ended June 30, 2015, the Fund deferred to July 1, 2015 specified ordinary loss of $2,336.

As of June 30, 2015, the Fund did not have any net capital loss carryforwards.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 9, 2015.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at June 30, 2015, or at any time during the year then ended.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in the Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as equity securities, foreign and emerging markets securities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

The Fund invests in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	21

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2015 (continued)

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund has two shareholders which are accounts maintained by financial intermediaries on behalf of their clients and that each own a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by this shareholder may impact the Fund’s performance.

22	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and the Shareholders of JPMorgan SmartAllocation Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan SmartAllocation Equity Fund (a separate fund of JPMorgan Trust I) (the “Fund”) at June 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2015 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

August 26, 2015

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	23

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	153	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	153	Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	153	None

Frankie D. Hughes (1952), Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	153	Trustee, The Victory Portfolios (2000-2008) (Investment companies).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	153	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	153	None

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	153	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	153	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	153	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals (2010-present); Trustee of the Stratton Mountain School (2001-present).

24	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

Name (Year of Birth); Positions With the Fund (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	153	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	153	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Adviser, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	153	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	153	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (153 funds).

*	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	25

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Robert L. Young (1963), President and Principal Executive Officer (2013)*	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 2010; Senior Vice President, J.P. Morgan Funds (2005-2010), Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc.) from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Laura M. Del Prato (1964), Treasurer and Principal Financial Officer (2014)	Managing Director, JPMorgan Funds Management, Inc. since 2014; Partner, Cohen Fund Audit Services, Ltd. (2012-2013); Partner (2004-2012) and various other titles (1990-2004) at KPMG, LLP.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)**	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, JPMorgan Funds Management, Inc. since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Julie A. Roach (1971), Assistant Treasurer (2012)*	Vice President, JPMorgan Funds Management, Inc. since August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. since September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

**	The contact address for the officer is 4 New York Plaza, Floor 21, New York, NY 10004.

26	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2015, and continued to hold your shares at the end of the reporting period, June 30, 2015.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During the Period*	Annualized Expense Ratio
SmartAllocation Equity Fund
Class A
Actual	$1,000.00	$1,025.50	$3.26	0.65%
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class C
Actual	1,000.00	1,023.00	5.77	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class R2
Actual	1,000.00	1,024.00	4.52	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R5
Actual	1,000.00	1,027.80	1.01	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	1,027.80	0.75	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15
Select Class
Actual	1,000.00	1,026.90	2.01	0.40
Hypothetical	1,000.00	1,022.81	2.01	0.40

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2015	JPMORGAN SMARTALLOCATION EQUITY FUND	27

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2015. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2015. The information necessary to complete your income tax returns for the calendar year ending December 31, 2015 will be provided under separate cover.

Dividends Received Deductions (DRD)

The Fund had 14.79%, or maximum allowable percentage, of ordinary income distributions eligible for the 70% dividend received deduction for corporate rate shareholders for the fiscal year ended June 30, 2015.

Qualified Dividend Income (QDI)

The Fund had $482,682, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2015.

Long Term Capital Gain

The Fund distributed $199,727, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2015.

Foreign Source Income and Foreign Tax Credit Pass Through

For the fiscal year ended June 30, 2015, the Fund intends to elect to pass through to shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2015 will be disclosed in the semi-annual report for the period ended December 31, 2015.

28	JPMORGAN SMARTALLOCATION EQUITY FUND	JUNE 30, 2015

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2015. All rights reserved. June 2015.	AN-SAE-615

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2015 – $1,204,795

2014 – $1,221,435

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2015 – $226,300

2014 – $265,070

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2015 – $464,300

2014 – $431,760

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2015 and 2014, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2015 – Not applicable

2014 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations.

All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2015 – 0.0%

2014 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2014 - $31.3 million

2013 - $34.4 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert L. Young
Robert L. Young
President and Principal Executive Officer
September 3, 2015

By:	/s/ Laura M. Del Prato
Laura M. Del Prato
Treasurer and Principal Financial Officer
September 3, 2015